UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:          May 31, 2010

Date of reporting period:         May 31, 2010


ITEM 1.  REPORT TO SHAREHOLDERS
===============================
                                              (WELLS FARGO ADVANTAGE FUNDS LOGO)

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Annual Report
May 31, 2010

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS(SM)

-    WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM)

-    WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM)

-    WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM)

-    WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM)

-    WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM)

-    WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM)

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Contents

LETTER TO SHAREHOLDERS ....................................................    2
PERFORMANCE HIGHLIGHTS
WealthBuilder Conservative Allocation Portfolio ...........................    4
WealthBuilder Moderate Balanced Portfolio .................................    8
WealthBuilder Growth Balanced Portfolio ...................................   12
WealthBuilder Growth Allocation Portfolio .................................   16
WealthBuilder Equity Portfolio ............................................   20
WealthBuilder Tactical Equity Portfolio ...................................   24
FUND EXPENSES .............................................................   28
PORTFOLIO OF INVESTMENTS
WealthBuilder Conservative Allocation Portfolio ...........................   29
WealthBuilder Moderate Balanced Portfolio .................................   31
WealthBuilder Growth Balanced Portfolio ...................................   33
WealthBuilder Growth Allocation Portfolio .................................   35
WealthBuilder Equity Portfolio ............................................   37
WealthBuilder Tactical Equity Portfolio ...................................   38
FINANCIAL STATEMENTS
Statements of Assets and Liabilities ......................................   40
Statements of Operations ..................................................   42
Statements of Changes in Net Assets .......................................   44
Financial Highlights ......................................................   48
NOTES TO FINANCIAL STATEMENTS .............................................   50
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...................   59
OTHER INFORMATION .........................................................   60
LIST OF ABBREVIATIONS .....................................................   67

The views expressed are as of May 31, 2010, and are those of the Portfolio managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(GRAPHIC)

WELLS FARGO INVESTMENT HISTORY

1971   INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978 ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT PORTFOLIO MANAGEMENT.

1985 ONE OF THE FIRST FIRMS TO CREATE A THREE- WAY ASSET ALLOCATION FUND THAT "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY MODELS INDICATE WILL PERFORM BETTER.

1994 INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX OVER SPECIFIC TIME HORIZONS.

1997 WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF FUNDS" THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999 REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO THE WELLS FARGO FUNDS(R).

2003 EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM MONTGOMERY ASSET MANAGEMENT, LLC.

2004 ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING THE COOKE & BIELER VALUE FUNDS.

2005 WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO ADVANTAGE FUNDS, FORMING A FUND FAMILY OF MORE THAN 100 FUNDS AND PLACING IT AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006 ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. And, because we're part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

EXPERTISE

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn't end with our expertise in manager selection--risk management, analysis, and rigorous ongoing review seek to ensure each manager's investment process remains consistent.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS, the Wells Fargo Managed Account Services, and certain 529 college savings plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GURANTEE - MAY LOSE VALUE

NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 100 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $160 BILLION IN ASSETS UNDER MANAGEMENT, AS OF MAY 31, 2010.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Classic Value Fund
Common Stock Fund
Core Equity Fund
Disciplined Global Equity Fund
Disciplined U.S. Core Fund
Disciplined Value Fund
Discovery Fund+
Diversified Equity Fund
Diversified International Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Value Fund
Global Opportunities Fund
Growth Fund
Growth Opportunities Fund
Health Care Fund
Index Fund
International Equity Fund
International Value Fund
Intrinsic Small Cap Value Fund
Intrinsic Value Fund
Intrinsic World Equity Fund
Large Cap Core Fund
Large Cap Growth Fund
Large Company Value Fund
Mid Cap Growth Fund
Omega Growth Fund
Opportunity Fund+
Precious Metals Fund
Premier Large Company Growth Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Core Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Special Mid Cap Value Fund
Special Small Cap Value Fund
Specialized Technology Fund
Strategic Large Cap Growth Fund
Traditional Small Cap Growth Fund
Utility and Telecommunications Fund

BOND FUNDS

Adjustable Rate Government Fund
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Government Securities Fund
High Income Fund
High Yield Bond Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
International Bond Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short Duration Government Bond Fund
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Asset Allocation Fund
Conservative Allocation Fund
Diversified Capital Builder Fund
Diversified Income Builder Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund+
Target 2010 Fund+
Target 2015 Fund+
Target 2020 Fund+
Target 2025 Fund+
Target 2030 Fund+
Target 2035 Fund+
Target 2040 Fund+
Target 2045 Fund+
Target 2050 Fund+

MONEY MARKET FUNDS

100% Treasury Money Market Fund
California Municipal Money Market Fund
California Municipal Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Cash Management Money Market Fund
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund

VARIABLE TRUST FUNDS(1)

VT Core Equity Fund
VT Discovery Fund+
VT Index Asset Allocation Fund
VT International Equity Fund
VT Intrinsic Value Fund
VT Omega Growth Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small Cap Value Fund
VT Total Return Bond Fund

This represents the Wells Fargo Advantage Fund lineup as of July 19, 2010.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

(1.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), AND WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE ANNUAL REPORT.

                2 Wells Fargo Advantage WealthBuilder Portfolio


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)

KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

THE PERIOD WAS MARKED BY GROWING OPTIMISM, AS SIGNS CONTINUED TO EMERGE THAT THE WORST OF THE ECONOMIC CRISIS MAY HAVE PASSED.

Dear Valued Shareholder,

We're pleased to offer you this annual report for the WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS(SM) for the 12-month period that ended May 31, 2010. The period was marked by growing optimism, as signs continued to emerge that the worst of the economic crisis may have passed. Global stock markets thus rallied strongly throughout the period.

SOLID ECONOMIC REPORTS HELPED SUPPORT A MARKET RALLY.

The market rally started in March 2009, before the period began, as investors took heart from several better-than-expected economic reports. Economic numbers throughout the reporting period supported the case for a slow recovery. Real Gross Domestic Product (GDP) fell by 0.7% in the second quarter of 2009 compared with the prior period--a marked improvement from the 6.4% sequential decline in the first quarter of 2009. Reported GDP growth turned positive for the third quarter of 2009, advancing by 2.2%. Third-quarter GDP was supported by government expenditures but also reflected contributions from personal consumption expenditures, exports, private inventory investment, and residential fixed investment. Real GDP continued to show sequential growth in the fourth quarter of 2009 and the first quarter of 2010.

Even before third-quarter 2009 numbers were released, most economists surveyed by THE WALL STREET JOURNAL in August 2009 said that the recession that officially began in December 2007 was now over. A stubbornly high unemployment rate was the main sour note during the period, rising to 10.2% in October 2009 and ending the period modestly lower at 9.7%.

For most of the 12-month period, international news supported the modestly positive outlook. The two largest eurozone economies, France and Germany, posted modest sequential growth rates in the second and third quarters of 2009; French GDP again expanded modestly in the fourth quarter of 2009, while German GDP was unchanged. Toward the end of the period, though, investors became concerned about the possibility that eurozone member Greece would default on its sovereign debt, sparking increased concerns about the debt burdens of other member states such as Portugal, Italy, and Spain and causing weakness in the euro. In Japan, the economy technically emerged from recession in the second quarter of 2009 and posted sequential growth rates in the fourth quarter of 2009 and the first quarter of 2010, on a combination of fiscal stimulus and exports.

GOVERNMENTS MAINTAINED AN ACTIVE ROLE IN THE WORLDWIDE ECONOMY, AIDING THE TENTATIVE ECONOMIC RECOVERY.

Both the European Central Bank (ECB) and the Federal Reserve Board kept their key interest rates at low levels (1% for the ECB, effectively zero for the Federal Reserve), continued to provide cash to banks, and purchased debt securities backed by mortgages in order to support the financial system.

In late July 2009, the U.S. government kicked off the popular "Cash for Clunkers" program, which offered consumers up to $4,500 in federal rebates toward certain new vehicles upon trade-in of an older car or truck. The program, which proved more popular than expected, was modeled on a program introduced by the German government.

                 Wells Fargo Advantage WealthBuilder Portfolio 3


Letter to Shareholders

In Japan, the opposition party, the Democratic Party of Japan, broke the near-50-year rule of the Liberal Democratic Party in the August 2009 election with a mandate to revive the country's sluggish economy.

Toward the end of the period, as signs accumulated that the economy was stabilizing, the U.S. government began to dial down its intervention. In September 2009, the U.S. Treasury Department allowed its Temporary Guarantee Program for Money Market Funds to expire; in early 2010, the Federal Reserve announced that it would stop buying mortgage-backed securities at the end of March. The Fed also raised its discount rate--which applies to bank borrowing from the central bank--by 0.25% to 0.75%, while keeping the more important federal funds rate undisturbed. At the end of April 2010, the government allowed a home buyer tax credit to expire.

Within the eurozone, however, the economic picture was decidedly mixed. Although the larger countries such as France and Germany showed signs of stabilization, the ongoing problems in Greece eventually led to a joint eurozone-International Monetary Fund $146 billion bailout. Moreover, investors continued to worry about the fiscal health of southern European economies such as Portugal and Spain.

GLOBAL STOCK AND BOND MARKETS RALLIED.

STOCKS RALLIED ACROSS THE BOARD ON THE WIDESPREAD HOPE OF ECONOMIC RECOVERY, WITH ALL MAJOR PARTS OF THE GLOBAL STOCK MARKET POSTING DOUBLE-DIGIT GAINS.

Stocks rallied across the board on the widespread hope of economic recovery, with all major parts of the global stock market posting double-digit gains. For the period, small cap stocks outperformed large cap stocks. Small-cap value stocks outperformed small-cap growth, but returns for large-cap growth and value stocks were roughly equivalent. International large cap stocks posted gains for the 12-month period but lagged domestic issues.

Bonds also posted gains. Higher-quality government and corporate bonds continued to benefit from relatively low interest rates. High-yield bonds, which posted losses during the depth of the credit crisis, continued to rebound on improved economic conditions.

MANY VARIABLES ARE AT WORK IN THE MARKET.

The full effect of the ongoing credit crisis remains unknown. Growing unemployment and debt defaults continue to pressure consumers and businesses alike.

Experience tells us that strict adherence to time-tested strategies has its rewards. As a whole, WELLS FARGO ADVANTAGE FUNDS(R) represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it does provide you with one way of managing risk.

Thank you for choosing to invest with WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222, 24 hours a day, 7 days a week.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                4 Wells Fargo Advantage WealthBuilder Portfolio


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO (the portfolio) seeks current income with a secondary emphasis on capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath
Petros Bocray, CFA
Jeffrey P. Mellas, CAIA

PORTFOLIO INCEPTION

September 30, 2004

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2010
(EXCLUDING SALES CHARGES)

                                                           1 YEAR
                                                           ------
WealthBuilder Conservative Allocation Portfolio              9.87%
WealthBuilder Conservative Allocation Composite Index(1)    11.04%
S&P 500 Index(2)                                            20.99%
Barclays Capital U.S. Aggregate Bond Index(3)                8.42%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR WEALTHBUILDER PORTFOLIO SHARES ARE 1.50% AND 2.11%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES.

GROWTH OF $10,000 INVESTMENTS(4)
(AS OF MAY 31, 2010)

                              (PERFORMANCE GRAPH)

              WELLS FARGO
               ADVANTAGE     WEALTHBUILDER               BARCLAYS
             WEALTHBUILDER    CONSERVATIVE             CAPITAL U.S.
              CONSERVATIVE     ALLOCATION                AGGREGATE
               ALLOCATION      COMPOSITE     S&P 500       BOND
               PORTFOLIO         INDEX        INDEX        INDEX
             -------------   -------------   -------   ------------
 9/30/2004       9,850          $10,000      $10,000      $10,000
10/31/2004       9,949          $10,098      $10,153      $10,084
11/30/2004      10,037          $10,115      $10,564      $10,003
12/31/2004      10,145          $10,258      $10,923      $10,095
 1/31/2005      10,076          $10,259      $10,657      $10,159
 2/28/2005      10,106          $10,254      $10,881      $10,099
 3/31/2005       9,997          $10,176      $10,688      $10,047
 4/30/2005       9,966          $10,247      $10,486      $10,183
 5/31/2005      10,107          $10,401      $10,819      $10,293
 6/30/2005      10,173          $10,450      $10,835      $10,349
 7/31/2005      10,244          $10,451      $11,238      $10,255
 8/31/2005      10,292          $10,539      $11,135      $10,387
 9/30/2005      10,284          $10,470      $11,225      $10,280
10/31/2005      10,180          $10,368      $11,038      $10,198
11/30/2005      10,300          $10,483      $11,456      $10,243
12/31/2005      10,359          $10,564      $11,460      $10,341
 1/31/2006      10,474          $10,620      $11,763      $10,341
 2/28/2006      10,506          $10,654      $11,795      $10,376
 3/31/2006      10,512          $10,597      $11,942      $10,274
 4/30/2006      10,571          $10,610      $12,102      $10,255
 5/31/2006      10,440          $10,540      $11,754      $10,244
 6/30/2006      10,422          $10,561      $11,770      $10,266
 7/31/2006      10,473          $10,688      $11,842      $10,405
 8/31/2006      10,593          $10,870      $12,124      $10,564
 9/30/2006      10,687          $11,002      $12,437      $10,657
10/31/2006      10,821          $11,132      $12,842      $10,727
11/30/2006      10,946          $11,277      $13,086      $10,852
12/31/2006      10,976          $11,257      $13,270      $10,789
 1/31/2007      11,012          $11,287      $13,470      $10,784
 2/28/2007      11,065          $11,382      $13,207      $10,951
 3/31/2007      11,118          $11,408      $13,354      $10,951
 4/30/2007      11,278          $11,558      $13,946      $11,010
 5/31/2007      11,335          $11,569      $14,433      $10,927
 6/30/2007      11,288          $11,503      $14,193      $10,894
 7/31/2007      11,259          $11,509      $13,753      $10,985
 8/31/2007      11,356          $11,656      $13,959      $11,120
 9/30/2007      11,580          $11,814      $14,481      $11,204
10/31/2007      11,725          $11,936      $14,711      $11,305
11/30/2007      11,639          $12,008      $14,096      $11,508
12/31/2007      11,638          $12,018      $13,999      $11,540
 1/31/2008      11,594          $12,036      $13,159      $11,734
 2/29/2008      11,558          $11,971      $12,731      $11,751
 3/31/2008      11,528          $11,993      $12,676      $11,791
 4/30/2008      11,667          $12,090      $13,294      $11,766
 5/31/2008      11,679          $12,050      $13,466      $11,680
 6/30/2008      11,423          $11,840      $12,331      $11,670
 7/31/2008      11,324          $11,812      $12,227      $11,661
 8/31/2008      11,322          $11,936      $12,404      $11,772
 9/30/2008      10,852          $11,595      $11,299      $11,613
10/31/2008      10,024          $10,986      $ 9,401      $11,339
11/30/2008       9,749          $11,115      $ 8,727      $11,709
12/31/2008      10,033          $11,470      $ 8,819      $12,145
 1/31/2009       9,851          $11,196      $ 8,076      $12,038
 2/28/2009       9,562          $10,924      $ 7,216      $11,993
 3/31/2009       9,901          $11,237      $ 7,848      $12,159
 4/30/2009      10,332          $11,495      $ 8,599      $12,217
 5/31/2009      10,691          $11,690      $ 9,080      $12,306
 6/30/2009      10,703          $11,748      $ 9,098      $12,376
 7/31/2009      11,055          $12,077      $ 9,787      $12,576
 8/31/2009      11,253          $12,264      $10,140      $12,706
 9/30/2009      11,494          $12,459      $10,518      $12,839
10/31/2009      11,475          $12,462      $10,323      $12,903
11/30/2009      11,711          $12,740      $10,942      $13,070
12/31/2009      11,705          $12,630      $11,153      $12,866
 1/31/2010      11,649          $12,694      $10,752      $13,062
 2/28/2010      11,739          $12,810      $11,085      $13,111
 3/31/2010      11,951          $12,952      $11,754      $13,095
 4/30/2010      12,056          $13,101      $11,940      $13,231
 5/31/2010      11,746          $12,980      $10,986      $13,342

----------
(1.) The WealthBuilder Conservative Allocation Composite Index is weighted 20% in the S&P 500 Index and 80% in the Barclays Capital U.S. Aggregate Bond Index (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities). You cannot invest directly in an index.

(2.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

                 Wells Fargo Advantage WealthBuilder Portfolio 5


Performance Highlights (Unaudited)

           WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
                                                                     (CONTINUED)

MANAGER'S DISCUSSION

PORTFOLIO HIGHLIGHTS

- The Portfolio underperformed its composite benchmark and the S&P 500 Index while outperforming the Barclays Capital U.S. Aggregate Bond Index.

- With the S&P 500 Index outperforming long-term Treasury bonds, the implementation of a 5% Tactical Asset Allocation (TAA) shift toward stocks for the entire period benefited the Portfolio's return relative to the benchmark.

- We currently believe that the economic environment is positive for equities because inflation and interest rates remain low and stock valuations are still attractive.

CONTINUED SUPPORT FROM THE WORLD'S CENTRAL BANKERS AND A STRONG REBOUND IN GLOBAL ECONOMIC GROWTH PRODUCED A POSITIVE ENVIRONMENT FOR INVESTORS DURING THE PERIOD.

A stabilization of the global financial system led to a strengthening in the consumer and manufacturing sectors, which caused U.S. economic growth to turn positive during the middle of calendar year 2009. Annualized real Gross Domestic Product (GDP) growth expanded for three consecutive quarters--from third quarter 2009 through first quarter 2010--and corporations began adding new jobs. Toward the end of the 12-month period, problems in the eurozone stemming from Greece's heavy indebtedness caused negative investor sentiment but did not produce a slowdown in global economic growth.

Stocks outperformed bonds in most major categories during the period. Equity returns were strong across all major investing styles, with most parts of the market producing double-digit gains. Large-cap value stocks outperformed large-cap growth stocks. Small cap stocks outperformed large cap stocks, and domestic stocks outperformed non-U.S. stocks. Equity markets declined sharply during May 2010 on concerns that problems with Greece's sovereign debt would spread to other European countries and financial institutions.

Continued Fed easing and a return to positive real GDP growth also had a positive impact on the majority of bond market styles and sectors for the 12-month period. Corporate bonds, particularly high-yield debt, benefited from the economic rebound, and long Treasuries produced solid gains toward the end of the period as a flight-to-safety mentality ensued due to the financial crisis in Europe.

----------
(3.) The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays
     Capital Government/Credit Index and the Barclays Capital Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

(4.) The chart compares the performance of the WELLS FARGO ADVANTAGE
     WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO for the life of the Portfolio with the Wealthbuilder Conservative Allocation Composite Index, the S&P 500 Index, and the Barclays Capital U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

                 6 Wells Fargo Advantage WealthBuilder Portfolio


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
(CONTINUED)

EFFECTIVE ALLOCATION(5)
(AS OF MAY 31, 2010)

                                   (PIE CHART)

Stock Funds                    24%
Bond Funds                     71%
Alternative Investment Funds    5%

TEN LARGEST MUTUAL FUNDS AND MASTER PORTFOLIOS HELD(6) (AS OF MAY 31, 2010)

Wells Fargo Advantage Short Duration
   Government Bond Fund                             28%
Wells Fargo Advantage Total Return Bond Portfolio   19%
Wells Fargo Advantage Government Securites Fund     19%
PIMCO High Yield Fund                                5%
Oppenheimer International Bond Fund                  5%
PIMCO Commodity RealReturn Strategy Fund             3%
Wells Fargo Advantage Equity Value Portfolio         2%
T. Rowe Price Blue Chip Growth Fund                  2%
ING Global Real Estate Fund                          2%
Thornburg International Value Fund                   2%

The Portfolio's tactical shift toward stocks throughout the entire period benefited performance relative to the composite benchmark. In contrast, the underperformance of international stocks compared with the S&P 500 Index hindered relative returns, since international funds accounted for the largest allocation among the Portfolio's four underlying equity style components--large-cap growth, large-cap value, small cap, and international funds.

The weighting of assets in the Portfolio is determined by a proprietary investment strategy called the Tactical Asset Allocation (TAA) Model. The TAA Model, which seeks to enhance the Portfolio's performance by shifting between stocks and bonds, employed a 5% overweight to stocks throughout the entire 12-month period. With the S&P 500 Index outperforming long-term Treasury bonds, the implementation of a 5% TAA shift toward stocks benefited the Portfolio's returns.

WE REPLACED ONE UNDERLYING MUTUAL FUND AND ADDED TWO FUNDS DURING THE 12-MONTH PERIOD.

Within the small cap investing style, we replaced the Oppenheimer Main Street Small Cap Fund with the Royce Pennsylvania Mutual Fund. We also added two new international equity funds: the Dodge & Cox International Stock Fund, an international large-cap value fund, and the Dimensional Fund Advisors International Small Cap Value Portfolio, which is an international small-cap value fund. During routine reviews of the mutual fund holdings in the Portfolio, we monitored several factors, including the investment style and process of each fund, the fund managers' experience and tenure, and the funds' performance and risk profiles.

WE BELIEVE THE ECONOMIC REBOUND INITIATED DURING THE THIRD QUARTER OF 2009 WILL BE SUSTAINABLE THROUGHOUT THE REMAINDER OF 2010.

Stocks rebounded significantly during the period, and our TAA Model indicated that stocks were still more attractive than bonds. As a result, we currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

                 Wells Fargo Advantage WealthBuilder Portfolio 7


Performance Highlights (Unaudited)

           WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
                                                                     (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2010)

                                      Including Sales Charge                    Excluding Sales Charge             Expense Ratio
                             ---------------------------------------   ---------------------------------------   -----------------
                                                            Life of                                   Life of
                             6 Months*   1 Year   5 Year   Portfolio   6 Months*   1 Year   5 Year   Portfolio   Gross(7)   Net(8)
                             ---------   ------   ------   ---------   ---------   ------   ------   ---------   --------   ------
WealthBuilder Conservative
   Allocation
   Portfolio (WBCAX)           (1.20)     8.22     2.74       2.88        0.30       9.87    3.05       3.16       2.11%     1.50%
WealthBuilder Conservative
   Allocation Composite
   Index(1)                                                               1.88      11.04    4.53       4.71
S&P 500 Index(2)                                                          0.40      20.99    0.31       1.67
Barclays Capital U.S.
   Aggregate Bond
   Index(3)                                                               2.08       8.42    5.33       5.22

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and small company investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Effective allocation is subject to change and is calculated based on the total investments of the Portfolio, excluding cash and cash equivalents. The Portfolio's use of futures contracts to implement a Tactical Asset Allocation shift toward stocks or bonds is reflected in the effective allocations shown.

(6.) Portfolio holdings are subject to change and are calculated based on the total investments of the Portfolio.

(7.) Reflects the gross expense ratio as stated in the October 1, 2009 prospectus.

(8.) The adviser has committed, through September 30, 2010, to waive fees and/or reimburse expenses to maintain the Portfolio's net expense ratio as shown, excluding acquired fund fees. Without these reductions, the Portfolio's returns would have been lower, and the rankings and ratings may have been lower.

                 8 Wells Fargo Advantage WealthBuilder Portfolio


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO (the Portfolio) seeks a combination of current income and capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath
Petros Bocray, CFA
Jeffrey P. Mellas, CAIA

PORTFOLIO INCEPTION

September 30, 2004

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2010
(EXCLUDING SALES CHARGES)

                                                     1 Year
                                                     ------
WealthBuilder Moderate Balanced Portfolio             12.81%
WealthBuilder Moderate Balanced Composite Index(1)    13.61%
Barclays Capital U.S. Aggregate Bond Index(2)          8.42%
S&P 500 Index(3)                                      20.99%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR WEALTHBUILDER PORTFOLIO SHARES ARE 1.50% AND 2.19%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES.

GROWTH OF $10,000 INVESTMENTS(4)
(AS OF MAY 31, 2010)

                               (PERFORMANCE GRAPH)

              WELLS FARGO
               ADVANTAGE     WEALTHBUILDER     BARCLAYS
             WEALTHBUILDER     MODERATE      CAPITAL U.S.
               MODERATE        BALANCED       AGGREGATE       S&P
               BALANCED        COMPOSITE         BOND         500
               PORTFOLIO         INDEX          INDEX        INDEX
             -------------   -------------   ------------   -------
 9/30/2004       9,850          $10,000         $10,000     $10,000
10/31/2004      10,017          $10,111         $10,084     $10,153
11/30/2004      10,195          $10,227         $10,003     $10,564
12/31/2004      10,393          $10,422         $10,095     $10,923
 1/31/2005      10,235          $10,359         $10,159     $10,657
 2/28/2005      10,344          $10,410         $10,099     $10,881
 3/31/2005      10,186          $10,304         $10,047     $10,688
 4/30/2005      10,057          $10,310         $10,183     $10,486
 5/31/2005      10,284          $10,508         $10,293     $10,819
 6/30/2005      10,363          $10,548         $10,349     $10,835
 7/31/2005      10,581          $10,647         $10,255     $11,238
 8/31/2005      10,591          $10,690         $10,387     $11,135
 9/30/2005      10,638          $10,659         $10,280     $11,225
10/31/2005      10,489          $10,537         $10,198     $11,038
11/30/2005      10,707          $10,725         $10,243     $11,456
12/31/2005      10,778          $10,787         $10,341     $11,460
 1/31/2006      11,008          $10,902         $10,341     $11,763
 2/28/2006      11,038          $10,935         $10,376     $11,795
 3/31/2006      11,106          $10,925         $10,274     $11,942
 4/30/2006      11,216          $10,972         $10,255     $12,102
 5/31/2006      10,965          $10,839         $10,244     $11,754
 6/30/2006      10,943          $10,858         $10,266     $11,770
 7/31/2006      10,943          $10,973         $10,405     $11,842
 8/31/2006      11,104          $11,178         $10,564     $12,124
 9/30/2006      11,246          $11,352         $10,657     $12,437
10/31/2006      11,458          $11,545         $10,727     $12,842
11/30/2006      11,630          $11,713         $10,852     $13,086
12/31/2006      11,717          $11,738         $10,789     $13,270
 1/31/2007      11,809          $11,806         $10,784     $13,470
 2/28/2007      11,788          $11,824         $10,951     $13,207
 3/31/2007      11,891          $11,877         $10,951     $13,354
 4/30/2007      12,158          $12,125         $11,010     $13,946
 5/31/2007      12,354          $12,240         $10,927     $14,433
 6/30/2007      12,274          $12,137         $10,894     $14,193
 7/31/2007      12,150          $12,047         $10,985     $13,753
 8/31/2007      12,254          $12,208         $11,120     $13,959
 9/30/2007      12,590          $12,446         $11,204     $14,481
10/31/2007      12,797          $12,592         $11,305     $14,711
11/30/2007      12,496          $12,517         $11,508     $14,096
12/31/2007      12,459          $12,504         $11,540     $13,999
 1/31/2008      12,145          $12,330         $11,734     $13,159
 2/29/2008      12,005          $12,180         $11,751     $12,731
 3/31/2008      11,924          $12,184         $11,791     $12,676
 4/30/2008      12,250          $12,406         $11,766     $13,294
 5/31/2008      12,337          $12,415         $11,680     $13,466
 6/30/2008      11,787          $11,991         $11,670     $12,331
 7/31/2008      11,656          $11,945         $11,661     $12,227
 8/31/2008      11,634          $12,082         $11,772     $12,404
 9/30/2008      10,863          $11,554         $11,613     $11,299
10/31/2008       9,601          $10,614         $11,339     $ 9,401
11/30/2008       9,063          $10,517         $11,709     $ 8,727
12/31/2008       9,313          $10,797         $12,145     $ 8,819
 1/31/2009       8,979          $10,376         $12,038     $ 8,076
 2/28/2009       8,521          $ 9,910         $11,993     $ 7,216
 3/31/2009       8,955          $10,340         $12,159     $ 7,848
 4/30/2009       9,593          $10,766         $12,217     $ 8,599
 5/31/2009      10,085          $11,053         $12,306     $ 9,080
 6/30/2009      10,081          $11,100         $12,376     $ 9,098
 7/31/2009      10,587          $11,543         $12,576     $ 9,787
 8/31/2009      10,823          $11,781         $12,706     $10,140
 9/30/2009      11,143          $12,032         $12,839     $10,518
10/31/2009      11,053          $11,978         $12,903     $10,323
11/30/2009      11,379          $12,358         $13,070     $10,942
12/31/2009      11,508          $12,338         $12,866     $11,153
 1/31/2010      11,304          $12,273         $13,062     $10,752
 2/28/2010      11,462          $12,453         $13,111     $11,085
 3/31/2010      11,844          $12,744         $13,095     $11,754
 4/30/2010      11,957          $12,904         $13,231     $11,940
 5/31/2010      11,378          $12,557         $13,342     $10,986

----------
(1.) The WealthBuilder Moderate Balanced Composite Index is weighted 40% in the
     S&P 500 Index and 60% in the Barclays Capital U.S. Aggregate Bond Index (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities). You cannot invest directly in an index.

(2.) The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays
     Capital Government/Credit Index and the Barclays Capital Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                 Wells Fargo Advantage WealthBuilder Portfolio 9


Performance Highlights (Unaudited)

     WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO (CONTINUED)

MANAGER'S DISCUSSION

PORTFOLIO HIGHLIGHTS

- The portfolio underperformed its composite benchmark and the S&P 500 Index while outperforming the Barclays Capital U.S. Aggregate Bond Index.

- With the S&P 500 Index outperforming long-term Treasury bonds, the implementation of a 10% Tactical Asset Allocation (TAA) shift toward stocks for the entire period benefited the Portfolio's return relative to the benchmark.

- We currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

CONTINUED SUPPORT FROM THE WORLD'S CENTRAL BANKERS AND A STRONG REBOUND IN GLOBAL ECONOMIC GROWTH PRODUCED A POSITIVE ENVIRONMENT FOR INVESTORS DURING THE PERIOD.

A stabilization of the global financial system led to a strengthening in the consumer and manufacturing sectors, which caused U.S. economic growth to turn positive during the middle of calendar year 2009. Annualized real Gross Domestic Product (GDP) growth expanded for three consecutive quarters--from third quarter 2009 through first quarter 2010--and corporations began adding new jobs. Toward the end of the 12-month period, problems in the eurozone stemming from Greece's heavy indebtedness caused negative investor sentiment but did not produce a slowdown in global economic growth.

Stocks outperformed bonds in most major categories during the period. Equity returns were strong across all major investing styles, with most parts of the market producing double-digit gains. Large-cap value stocks outperformed large-cap growth stocks. Small cap stocks outperformed large cap stocks, and domestic stocks outperformed non-U.S. stocks. Equity markets declined sharply during May 2010 on concerns that problems with Greece's sovereign debt would spread to other European countries and financial institutions.

Continued Fed easing and a return to positive real GDP growth also had a positive impact on the majority of bond market styles and sectors for the 12-month period. Corporate bonds, particularly high-yield debt, benefited from the economic rebound, and long Treasuries produced solid gains toward the end of the period as a flight-to-safety mentality ensued due to the financial crisis in Europe.

----------
(3.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

(4.) The chart compares the performance of the WELLS FARGO ADVANTAGE
     WEALTHBUILDER MODERATE BALANCED PORTFOLIO for the life of the Portfolio with the WealthBuilder Moderate Balanced Composite Index, the Barclays Capital U.S. Aggregate Bond Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

                10 Wells Fargo Advantage WealthBuilder Portfolio


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO (CONTINUED)

EFFECTIVE ALLOCATION(5)
(AS OF MAY 31, 2010)

                                   (PIE CHART)

Stock Funds                    48%
Bond Funds                     47%
Alternative Investment Funds    5%

TEN LARGEST MUTUAL FUNDS AND MASTER
PORTFOLIOS HELD(6) (AS OF MAY 31, 2010)

Wells Fargo Advantage Short Duration
   Government Bond Fund                                19%
Wells Fargo Advantage Total Return Bond Portfolio      14%
Wells Fargo Advantage Government Securities Fund       14%
Oppenheimer International Bond Fund                     5%
PIMCO High Yield Fund                                   5%
T. Rowe Price Blue Chip Growth Fund                     5%
Wells Fargo Advantage Equity Value Portfolio            5%
Thornburg International Value Fund                      4%
PIMCO Commodity RealReturn Strategy Fund                3%
Wells Fargo Advantage International Growth Portfolio    3%

The Portfolio's tactical shift toward stocks throughout the entire period benefited performance relative to the composite benchmark. In contrast, the underperformance of international stocks compared with the S&P 500 Index hindered relative returns, since international funds accounted for the largest allocation among the Portfolio's four underlying equity style components--large-cap growth, large-cap value, small cap, and international funds.

The proportion of assets in the Portfolio is determined by a proprietary investment strategy called the Tactical Asset Allocation (TAA) Model. The TAA Model, which seeks to enhance the Portfolio's performance by shifting between stocks and bonds, employed a 10% overweight to stocks throughout the entire 12-month period. With the S&P 500 Index outperforming long-term Treasury bonds during the period, the implementation of a 10% TAA shift toward stocks benefited the Portfolio's returns.

WE REPLACED ONE UNDERLYING MUTUAL FUND AND ADDED TWO FUNDS DURING THE 12-MONTH PERIOD.

Within the small cap investing style, we replaced the Oppenheimer Main Street Small Cap Fund with the Royce Pennsylvania Mutual Fund. We also added two new international equity funds: the Dodge & Cox International Stock Fund, an international large-cap value fund, and the Dimensional Fund Advisors International Small Cap Value Portfolio, which is an international small-cap value fund. During routine reviews of the mutual fund holdings in the Portfolio, we monitored several factors, including investment style and process of each fund, the fund managers' experience and tenure, and the funds' performance and risk profiles.

WE BELIEVE THE ECONOMIC REBOUND INITIATED DURING THE THIRD QUARTER OF 2009 WILL BE SUSTAINABLE THROUGHOUT THE REMAINDER OF 2010.

Stocks rebounded significantly during the period, and our TAA Model indicated that stocks were still more attractive than bonds. As a result, we currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

                Wells Fargo Advantage WealthBuilder Portfolio 11


Performance Highlights (Unaudited)

     WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2010)

                                      Including Sales Charge                    Excluding Sales Charge             Expense Ratio
                             ---------------------------------------   ---------------------------------------   -----------------
                                                            Life of                                   Life of
                             6 Months*   1 Year   5 Year   Portfolio   6 Months*   1 Year   5 Year   Portfolio   Gross(7)   Net(8)
                             ---------   ------   ------   ---------   ---------   ------   ------   ---------   --------   ------
WealthBuilder Moderate
   Balanced Portfolio
   (WBBBX)                     (1.51)     11.12    1.73       2.30       (0.01)     12.81    2.04       2.58       2.19%     1.50%
WealthBuilder Moderate
   Balanced Composite
   Index(1)                                                               1.61      13.61    3.63       4.10
Barclays Capital U.S.
   Aggregate Bond Index(2)                                                2.08       8.42    5.33       5.22
S&P 500 Index(3)                                                          0.40      20.99    0.31       1.67

* Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and small company investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Effective allocation is subject to change and is calculated based on the total investments of the Portfolio, excluding cash and cash equivalents. The Portfolio's use of futures contracts to implement a Tactical Asset Allocation shift toward stocks or bonds is reflected in the effective allocations shown.

(6.) Portfolio holdings are subject to change and are calculated based on the total investments of the Portfolio.

(7.) Reflects the gross expense ratio as stated in the October 1, 2009 prospectus.

(8.) The adviser has committed, through September 30, 2010, to waive fees and/or reimburse expenses to maintain the Portfolio's net expense ratio as shown, excluding acquired fund fees. Without these reductions, the Portfolio's returns would have been lower, and the rankings and ratings may have been lower.

                12 Wells Fargo Advantage WealthBuilder Portfolio


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO (the Portfolio) seeks a combination of capital appreciation and current income.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath
Petros Bocray, CFA
Jeffrey P. Mellas, CAIA

PORTFOLIO INCEPTION

October 1, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2010
(EXCLUDING SALES CHARGES)

                                                   1 Year
                                                   ------
WealthBuilder Growth Balanced Portfolio             16.75%
WealthBuilder Growth Balanced Composite Index(1)    16.75%
S&P 500 Index(2)                                    20.99%
Barclays Capital U.S. Aggregate Bond Index(3)        8.42%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR WEALTHBUILDER PORTFOLIO SHARES ARE 1.50% AND 2.28%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES.

GROWTH OF $10,000 INVESTMENTS(4)
(AS OF MAY 31, 2010)

                              (PERFORMANCE GRAPH)

              WELLS FARGO
               ADVANTAGE     WEALTHBUILDER             BARCLAYS
             WEALTHBUILDER      GROWTH                  CAPITAL
                 GROWTH        BALANCED        S&P       U.S.
                BALANCED       COMPOSITE       500     AGGREGATE
               PORTFOLIO         INDEX        INDEX   BOND INDEX
             -------------   -------------   ------   ----------
 5/31/2000       9,850           10,000      10,000     10,000
 6/30/2000      10,206           10,233      10,247     10,208
 7/31/2000      10,121           10,162      10,086     10,301
 8/31/2000      10,477           10,623      10,713     10,450
 9/30/2000      10,253           10,282      10,147     10,516
10/31/2000      10,152           10,278      10,104     10,585
11/30/2000       9,788            9,810       9,308     10,758
12/31/2000      10,090            9,905       9,353     10,958
 1/31/2001      10,206           10,190       9,685     11,137
 2/28/2001       9,607            9,618       8,802     11,234
 3/31/2001       9,108            9,239       8,244     11,291
 4/30/2001       9,707            9,692       8,885     11,244
 5/31/2001       9,724            9,754       8,945     11,312
 6/30/2001       9,566            9,613       8,727     11,354
 7/31/2001       9,483            9,627       8,641     11,608
 8/31/2001       9,183            9,274       8,100     11,741
 9/30/2001       8,534            8,825       7,446     11,878
10/31/2001       8,742            8,999       7,588     12,126
11/30/2001       9,225            9,404       8,170     11,959
12/31/2001       9,374            9,437       8,242     11,883
 1/31/2002       9,179            9,374       8,121     11,980
 2/28/2002       9,000            9,289       7,965     12,096
 3/31/2002       9,332            9,462       8,264     11,895
 4/30/2002       9,136            9,153       7,763     12,125
 5/31/2002       9,034            9,137       7,706     12,228
 6/30/2002       8,669            8,741       7,157     12,334
 7/31/2002       7,947            8,336       6,599     12,483
 8/31/2002       7,947            8,420       6,643     12,694
 9/30/2002       7,284            7,874       5,921     12,899
10/31/2002       7,734            8,311       6,442     12,841
11/30/2002       8,134            8,628       6,821     12,837
12/31/2002       7,736            8,361       6,420     13,102
 1/31/2003       7,539            8,222       6,252     13,113
 2/28/2003       7,402            8,181       6,158     13,295
 3/31/2003       7,436            8,230       6,218     13,285
 4/30/2003       7,951            8,695       6,730     13,394
 5/31/2003       8,302            9,049       7,085     13,644
 6/30/2003       8,405            9,118       7,175     13,617
 7/31/2003       8,637            9,115       7,302     13,159
 8/31/2003       8,791            9,251       7,444     13,247
 9/30/2003       8,671            9,273       7,365     13,597
10/31/2003       9,126            9,584       7,782     13,470
11/30/2003       9,254            9,647       7,850     13,503
12/31/2003       9,613           10,010       8,262     13,640
 1/31/2004       9,769           10,157       8,413     13,750
 2/29/2004       9,864           10,288       8,530     13,899
 3/31/2004       9,821           10,214       8,402     14,003
 4/30/2004       9,604           10,017       8,270     13,638
 5/31/2004       9,674           10,092       8,383     13,584
 6/30/2004       9,847           10,239       8,546     13,661
 7/31/2004       9,517           10,054       8,263     13,796
 8/31/2004       9,500           10,148       8,297     14,059
 9/30/2004       9,665           10,229       8,387     14,097
10/31/2004       9,838           10,360       8,515     14,216
11/30/2004      10,272           10,604       8,859     14,102
12/31/2004      10,543           10,872       9,161     14,232
 1/31/2005      10,290           10,723       8,938     14,321
 2/28/2005      10,473           10,848       9,126     14,237
 3/31/2005      10,263           10,704       8,964     14,164
 4/30/2005      10,001           10,622       8,794     14,355
 5/31/2005      10,281           10,882       9,074     14,511
 6/30/2005      10,377           10,913       9,087     14,590
 7/31/2005      10,753           11,142       9,425     14,457
 8/31/2005      10,701           11,126       9,339     14,642
 9/30/2005      10,850           11,144       9,414     14,492
10/31/2005      10,657           10,993       9,257     14,377
11/30/2005      10,981           11,280       9,607     14,440
12/31/2005      11,042           11,320       9,611     14,578
 1/31/2006      11,409           11,515       9,865     14,578
 2/28/2006      11,445           11,549       9,892     14,627
 3/31/2006      11,638           11,602      10,015     14,483
 4/30/2006      11,803           11,696      10,150     14,457
 5/31/2006      11,409           11,473       9,858     14,442
 6/30/2006      11,363           11,492       9,871     14,472
 7/31/2006      11,308           11,592       9,932     14,668
 8/31/2006      11,510           11,833      10,168     14,892
 9/30/2006      11,693           12,068      10,430     15,023
10/31/2006      12,032           12,351      10,770     15,123
11/30/2006      12,252           12,554      10,975     15,298
12/31/2006      12,407           12,643      11,129     15,209
 1/31/2007      12,572           12,765      11,297     15,203
 2/28/2007      12,455           12,672      11,076     15,437
 3/31/2007      12,620           12,764      11,200     15,438
 4/30/2007      13,027           13,156      11,696     15,521
 5/31/2007      13,414           13,419      12,104     15,404
 6/30/2007      13,279           13,260      11,903     15,358
 7/31/2007      13,027           13,032      11,534     15,486
 8/31/2007      13,143           13,215      11,707     15,676
 9/30/2007      13,618           13,571      12,145     15,795
10/31/2007      13,908           13,754      12,338     15,937
11/30/2007      13,327           13,467      11,822     16,223
12/31/2007      13,235           13,419      11,740     16,269
 1/31/2008      12,574           12,975      11,036     16,542
 2/29/2008      12,290           12,707      10,677     16,565
 3/31/2008      12,164           12,687      10,631     16,622
 4/30/2008      12,700           13,079      11,149     16,587
 5/31/2008      12,878           13,156      11,293     16,465
 6/30/2008      11,954           12,431      10,341     16,452
 7/31/2008      11,776           12,360      10,254     16,439
 8/31/2008      11,734           12,517      10,403     16,595
 9/30/2008      10,600           11,733       9,476     16,372
10/31/2008       8,816           10,355       7,884     15,986
11/30/2008       8,019            9,990       7,319     16,506
12/31/2008       8,229           10,190       7,397     17,122
 1/31/2009       7,738            9,600       6,773     16,971
 2/28/2009       7,139            8,923       6,052     16,906
 3/31/2009       7,629            9,475       6,582     17,141
 4/30/2009       8,436           10,080       7,212     17,223
 5/31/2009       9,046           10,472       7,615     17,348
 6/30/2009       9,024           10,506       7,630     17,447
 7/31/2009       9,678           11,082       8,208     17,728
 8/31/2009       9,951           11,382       8,504     17,912
 9/30/2009      10,354           11,700       8,821     18,100
10/31/2009      10,191           11,579       8,657     18,190
11/30/2009      10,605           12,083       9,177     18,425
12/31/2009      10,880           12,169       9,354     18,137
 1/31/2010      10,506           11,949       9,017     18,414
 2/28/2010      10,726           12,205       9,297     18,483
 3/31/2010      11,287           12,679       9,858     18,460
 4/30/2010      11,419           12,855      10,013     18,652
 5/31/2010      10,561           12,226       9,214     18,809

----------
(1.) The WealthBuilder Growth Balanced Composite Index is weighted 65% in the
     S&P 500 Index and 35% in the Barclays Capital U.S. Aggregate Bond Index (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities). You cannot invest directly in an index.

(2.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

                Wells Fargo Advantage WealthBuilder Portfolio 13


Performance Highlights (Unaudited)

       WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO (CONTINUED)

MANAGER'S DISCUSSION

PORTFOLIO HIGHLIGHTS

- The Portfolio performed in line with its composite benchmark, while outperforming the Barclays Capital U.S. Aggregate Bond Index and underperforming the S&P 500 Index.

- With the S&P 500 Index outperforming long-term Treasury bonds, the implementation of a 15% Tactical Asset Allocation (TAA) shift toward stocks for the entire period benefited the Portfolio's return relative to the benchmark.

- We currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

CONTINUED SUPPORT FROM THE WORLD'S CENTRAL BANKERS AND A STRONG REBOUND IN GLOBAL ECONOMIC GROWTH PRODUCED A POSITIVE ENVIRONMENT FOR INVESTORS DURING THE PERIOD.

A stabilization of the global financial system led to a strengthening in the consumer and manufacturing sectors, which caused U.S. economic growth to turn positive during the middle of calendar year 2009. Annualized real Gross Domestic Product (GDP) growth expanded for three consecutive quarters--from third quarter 2009 through first quarter 2010--and corporations began adding new jobs. Toward the end of the 12-month period, problems in the eurozone stemming from Greece's heavy indebtedness caused negative investor sentiment but did not produce a slowdown in global economic growth.

Stocks outperformed bonds in most major categories during the period. Equity returns were strong across all major investing styles, with most parts of the market producing double-digit gains. Large-cap value stocks outperformed large-cap growth stocks. Small cap stocks outperformed large cap stocks, and domestic stocks outperformed non-U.S. stocks. Equity markets declined sharply during May 2010 on concerns that problems with Greece's sovereign debt would spread to other European countries and financial institutions.

Continued Fed easing and a return to positive real GDP growth also had a positive impact on the majority of bond market styles and sectors for the 12-month period. Corporate bonds, particularly high-yield debt, benefited from the economic rebound, and long Treasuries produced solid gains toward the end of the period as a flight-to-safety mentality ensued due to the financial crisis in Europe.

----------
(3.) The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays
     Capital Government/Credit Index and the Barclays Capital Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

(4.) The chart compares the performance of the WELLS FARGO ADVANTAGE
     WEALTHBUILDER GROWTH BALANCED PORTFOLIO for the most recent 10 years with the WealthBuilder Growth Balanced Composite Index, the Barclays Capital U.S. Aggregate Bond Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

                14 Wells Fargo Advantage WealthBuilder Portfolio


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO (CONTINUED)

EFFECTIVE ALLOCATION(5)
(AS OF MAY 31, 2010)

                                   (PIE CHART)

Stock Funds                    77%
Bond Funds                     18%
Alternative Investment Funds    5%

TEN LARGEST MUTUAL FUNDS AND MASTER
PORTFOLIOS HELD (6) (AS OF MAY 31, 2010)

Wells Fargo Advantage Government Securities Fund       12%
Wells Fargo Advantage Total Return Bond Portfolio      11%
T Rowe Price Blue Chip Growth Fund                      8%
Wells Fargo Advantage Equity Value Portfolio            8%
Thornburg International Value Fund                      6%
Oppenheimer International Bond Fund                     5%
PIMCO High Yield Fund                                   5%
Wells Fargo Advantage International Growth Portfolio    5%
Wells Fargo Advantage Endeavor Select Fund              4%
Columbia Marsico Focused Equities Fund                  4%

The Portfolio's tactical shift toward stocks throughout the entire period benefited performance relative to the composite benchmark. In contrast, the underperformance of international stocks compared with the S&P 500 Index hindered relative returns, since international funds accounted for the largest allocation among the Portfolio's four underlying equity style components--large-cap growth, large-cap value, small cap, and international funds.

The proportion of assets in the Portfolio is determined by a proprietary investment strategy called the Tactical Asset Allocation (TAA) Model. The TAA Model, which seeks to enhance the Portfolio's performance by shifting between stocks and bonds, employed a 15% overweight to stocks throughout the entire 12-month period. With the S&P 500 Index outperforming long-term Treasury bonds during the period, the implementation of a 15% TAA shift toward stocks benefited the Portfolio's returns.

WE REPLACED ONE UNDERLYING MUTUAL FUND AND ADDED TWO FUNDS DURING THE 12-MONTH PERIOD.

Within the small cap investing style, we replaced the Oppenheimer Main Street Small Cap Fund with the Royce Pennsylvania Mutual Fund. We also added two new international equity funds: the Dodge & Cox International Stock Fund, an international large-cap value fund, and the Dimensional Fund Advisors International Small Cap Value Portfolio, which is an international small-cap value fund. During routine reviews of the mutual fund holdings in the Portfolio, we monitored several factors, including investment style and process of each fund, the fund managers' experience and tenure, and the funds' performance and risk profiles.

WE BELIEVE THE ECONOMIC REBOUND INITIATED DURING THE THIRD QUARTER OF 2009 WILL BE SUSTAINABLE THROUGHOUT THE REMAINDER OF 2010.

Stocks rebounded significantly during the period, and our TAA Model indicated that stocks were still more attractive than bonds. As a result, we currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

                Wells Fargo Advantage WealthBuilder Portfolio 15


Performance Highlights (Unaudited)

       WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2010)

                                     Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                             -------------------------------------   -------------------------------------   -----------------
                             6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(7)   Net(8)
                             ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
WealthBuilder Growth
   Balanced Portfolio
   (WBGBX)                     (1.91)     14.99    0.24      0.55      (0.41)     16.75    0.54      0.70      2.28%     1.50%
WealthBuilder Growth
   Balanced Composite
   Index(1)                                                             1.18      16.75    2.36      2.03
S&P 500 Index(2)                                                        0.40      20.99    0.31     (0.82)
Barclays Capital U.S.
   Aggregate Bond
   Index(3)                                                             2.08       8.42    5.33      6.52

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and small company investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Effective allocation is subject to change and is calculated based on the total investments of the Portfolio, excluding cash and cash equivalents. The Portfolio's use of futures contracts to implement a Tactical Asset Allocation shift toward stocks or bonds is reflected in the effective allocations shown.

(6.) Portfolio holdings are subject to change and are calculated based on the total investments of the Portfolio.

(7.) Reflects the gross expense ratio as stated in the October 1, 2009 prospectus.

(8.) The adviser has committed, through September 30, 2010, to waive fees and/or reimburse expenses to maintain the Portfolio's net expense ratio as shown, excluding acquired fund fees. Without these reductions, the Portfolio's returns would have been lower, and the rankings and ratings may have been lower.

                16 Wells Fargo Advantage WealthBuilder Portfolio


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO (the Portfolio) seeks capital appreciation with a secondary emphasis on current income.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath
Petros Bocray, CFA
Jeffrey P. Mellas, CAIA

PORTFOLIO INCEPTION

September 30, 2004

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2010
(EXCLUDING SALES CHARGES)

                                                     1 Year
                                                     ------
WealthBuilder Growth Allocation Portfolio            17.51%
WealthBuilder Growth Allocation Composite Index(1)   18.59%
Barclays Capital U.S. Aggregate Bond Index(2)         8.42%
S&P 500 Index(3)                                     20.99%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR WEALTHBUILDER PORTFOLIO SHARES ARE 1.50% AND 2.38%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES.

GROWTH OF $10,000 INVESTMENTS(4)
(AS OF MAY 31, 2010)

                               (PERFORMANCE GRAPH)

             WELLS FARGO ADVANTAGE     WEALTHBUILDER     BARCLAYS CAPITAL
              WEALTHBUILDER GROWTH   GROWTH ALLOCATION    U.S. AGGREGATE    S&P 500
              ALLOCATION PORTFOLIO    COMPOSITE INDEX       BOND INDEX       INDEX
             ---------------------   -----------------   ----------------   -------
 9/30/2004           9,850                $10,000             $10,000       $10,000
10/31/2004          10,047                $10,139             $10,084       $10,153
11/30/2004          10,431                $10,451             $10,003       $10,564
12/31/2004          10,761                $10,755             $10,095       $10,923
 1/31/2005          10,505                $10,557             $10,159       $10,657
 2/28/2005          10,702                $10,723             $10,099       $10,881
 3/31/2005          10,495                $10,560             $10,047       $10,688
 4/30/2005          10,189                $10,428             $10,183       $10,486
 5/31/2005          10,564                $10,716             $10,293       $10,819
 6/30/2005          10,672                $10,740             $10,349       $10,835
 7/31/2005          11,136                $11,040             $10,255       $11,238
 8/31/2005          11,087                $10,988             $10,387       $11,135
 9/30/2005          11,235                $11,036             $10,280       $11,225
10/31/2005          11,008                $10,871             $10,198       $11,038
11/30/2005          11,412                $11,210             $10,243       $11,456
12/31/2005          11,502                $11,234             $10,341       $11,460
 1/31/2006          11,919                $11,472             $10,341       $11,763
 2/28/2006          11,939                $11,505             $10,376       $11,795
 3/31/2006          12,148                $11,597             $10,274       $11,942
 4/30/2006          12,337                $11,717             $10,255       $12,102
 5/31/2006          11,860                $11,445             $10,244       $11,754
 6/30/2006          11,810                $11,462             $10,266       $11,770
 7/31/2006          11,710                $11,550             $10,405       $11,842
 8/31/2006          11,939                $11,804             $10,564       $12,124
 9/30/2006          12,148                $12,068             $10,657       $12,437
10/31/2006          12,536                $12,399             $10,727       $12,842
11/30/2006          12,794                $12,616             $10,852       $13,086
12/31/2006          12,978                $12,743             $10,789       $13,270
 1/31/2007          13,191                $12,896             $10,784       $13,470
 2/28/2007          13,019                $12,734             $10,951       $13,207
 3/31/2007          13,211                $12,848             $10,951       $13,354
 4/30/2007          13,697                $13,317             $11,010       $13,946
 5/31/2007          14,174                $13,669             $10,927       $14,433
 6/30/2007          14,032                $13,479             $10,894       $14,193
 7/31/2007          13,687                $13,167             $10,985       $13,753
 8/31/2007          13,809                $13,357             $11,120       $13,959
 9/30/2007          14,366                $13,777             $11,204       $14,481
10/31/2007          14,690                $13,977             $11,305       $14,711
11/30/2007          13,961                $13,560             $11,508       $14,096
12/31/2007          13,848                $13,493             $11,540       $13,999
 1/31/2008          12,992                $12,890             $11,734       $13,159
 2/29/2008          12,628                $12,559             $11,751       $12,731
 3/31/2008          12,478                $12,524             $11,791       $12,676
 4/30/2008          13,121                $13,007             $11,766       $13,294
 5/31/2008          13,345                $13,123             $11,680       $13,466
 6/30/2008          12,232                $12,236             $11,670       $12,331
 7/31/2008          12,050                $12,151             $11,661       $12,227
 8/31/2008          11,997                $12,315             $11,772       $12,404
 9/30/2008          10,691                $11,404             $11,613       $11,299
10/31/2008           8,679                $ 9,818             $11,339       $ 9,401
11/30/2008           7,759                $ 9,318             $11,709       $ 8,727
12/31/2008           7,965                $ 9,467             $12,145       $ 8,819
 1/31/2009           7,392                $ 8,812             $12,038       $ 8,076
 2/28/2009           6,742                $ 8,055             $11,993       $ 7,216
 3/31/2009           7,271                $ 8,642             $12,159       $ 7,848
 4/30/2009           8,141                $ 9,312             $12,217       $ 8,599
 5/31/2009           8,791                $ 9,742             $12,306       $ 9,080
 6/30/2009           8,747                $ 9,768             $12,376       $ 9,098
 7/31/2009           9,441                $10,391             $12,576       $ 9,787
 8/31/2009           9,727                $10,712             $12,706       $10,140
 9/30/2009          10,168                $11,055             $12,839       $10,518
10/31/2009           9,948                $10,901             $12,903       $10,323
11/30/2009          10,399                $11,453             $13,070       $10,942
12/31/2009          10,728                $11,594             $12,866       $11,153
 1/31/2010          10,286                $11,296             $13,062       $10,752
 2/28/2010          10,529                $11,584             $13,111       $11,085
 3/31/2010          11,171                $12,140             $13,095       $11,754
 4/30/2010          11,315                $12,319             $13,231       $11,940
 5/31/2010          10,330                $11,553             $13,342       $10,986

----------
(1.) The WealthBuilder Growth Allocation Composite Index is weighted 80% in the
     S&P 500 Index and 20% in the Barclays Capital U.S. Aggregate Bond Index (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities). You cannot invest directly in an index.

(2.) The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays
     Capital Government/Credit Index and the Barclays Capital Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                Wells Fargo Advantage WealthBuilder Portfolio 17


Performance Highlights (Unaudited)

     WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO (CONTINUED)

MANAGER'S DISCUSSION

PORTFOLIO HIGHLIGHTS

- The Portfolio slightly underperformed its composite benchmark and the S&P 500 Index while outperforming the Barclays Capital U.S. Aggregate Bond Index.

- With the S&P 500 Index outperforming long-term Treasury bonds, the implementation of a 15% Tactical Asset Allocation (TAA) shift toward stocks for the entire period benefited the Portfolio's return relative to the benchmark.

- We currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

CONTINUED SUPPORT FROM THE WORLD'S CENTRAL BANKERS AND A STRONG REBOUND IN GLOBAL ECONOMIC GROWTH PRODUCED A POSITIVE ENVIRONMENT FOR INVESTORS DURING THE PERIOD.

A stabilization of the global financial system led to a strengthening in the consumer and manufacturing sectors, which caused U.S. economic growth to turn positive during the middle of calendar year 2009. Annualized real Gross Domestic Product (GDP) growth expanded for three consecutive quarters--from third quarter 2009 through first quarter 2010--and corporations began adding new jobs. Toward the end of the 12-month period, problems in the eurozone stemming from Greece's heavy indebtedness caused negative investor sentiment but did not produce a slowdown in global economic growth.

Stocks outperformed bonds in most major categories during the period. Equity returns were strong across all major investing styles, with most parts of the market producing double-digit gains. Large-cap value stocks outperformed large-cap growth stocks. Small cap stocks outperformed large cap stocks, and domestic stocks outperformed non-U.S. stocks. Equity markets declined sharply during May 2010 on concerns that problems with Greece's sovereign debt would spread to other European countries and financial institutions.

Continued Fed easing and a return to positive real GDP growth also had a positive impact on the majority of bond market styles and sectors for the 12-month period. Corporate bonds, particularly high-yield debt, benefited from the economic rebound, and long Treasuries produced solid gains toward the end of the period as a flight-to-safety mentality ensued due to the financial crisis in Europe.

----------
(3.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

(4.) The chart compares the performance of the WELLS FARGO ADVANTAGE
     WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO for the life of the Portfolio with the WealthBuilder Growth Allocation Composite Index, the Barclays Capital U.S. Aggregate Bond Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

                18 Wells Fargo Advantage WealthBuilder Portfolio


                       Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO (CONTINUED)

EFFECTIVE ALLOCATION(5)
(AS OF MAY 31, 2010)

                                  (PIE CHART)

Stock Funds                    91%
Bond Funds                      4%
Alternative Investment Funds    5%

TEN LARGEST MUTUAL FUNDS AND MASTER
PORTFOLIOS HELD(6) (AS OF MAY 31, 2010)

Wells Fargo Advantage Equity Value Portfolio           9%
T. Rowe Price Blue Chip Growth Fund                    9%
Thornburg International Value Fund                     8%
Wells Fargo Advantage Total Return Bond Portfolio      7%
Wells Fargo Advantage Government Securities Fund       6%
Wells Fargo Advantage International Growth Portfolio   5%
Wells Fargo Advantage Endeavor Select Fund             5%
Columbia Marsico Focused Equities Fund                 5%
MFS Value Fund                                         5%
Eaton Vance Large Cap Value Fund                       5%

The Portfolio's tactical shift toward stocks throughout the entire period benefited performance relative to the composite benchmark. In contrast, the underperformance of international stocks compared with the S&P 500 Index hindered relative returns, since international funds accounted for the largest allocation among the Portfolio's four underlying equity style components--large-cap growth, large-cap value, small cap, and international funds.

The proportion of assets in the Portfolio is determined by a proprietary investment strategy called the Tactical Asset Allocation (TAA) Model. The TAA Model, which seeks to enhance the Portfolio's performance by shifting between stocks and bonds, employed a 15% overweight to stocks throughout the entire 12-month period. With the S&P 500 Index outperforming long-term Treasury bonds during the period, the implementation of a 15% TAA shift toward stocks benefited the Portfolio's returns.

WE REPLACED ONE UNDERLYING MUTUAL FUND AND ADDED TWO FUNDS DURING THE 12-MONTH PERIOD.

Within the small cap investing style, we replaced the Oppenheimer Main Street Small Cap Fund with the Royce Pennsylvania Mutual Fund. We also added two new international equity funds: the Dodge & Cox International Stock Fund, an international large-cap value fund, and the Dimensional Fund Advisors International Small Cap Value Portfolio, which is an international small-cap value fund. During routine reviews of the mutual fund holdings in the Portfolio, we monitored several factors, including the investment style and process of each fund, the fund managers' experience and tenure, and the funds' performance and risk profiles.

WE BELIEVE THE ECONOMIC REBOUND INITIATED DURING THE THIRD QUARTER OF 2009 WILL BE SUSTAINABLE THROUGHOUT THE REMAINDER OF 2010.

Stocks rebounded significantly during the period, and our TAA Model indicated that stocks were still more attractive than bonds. As a result, we currently believe that it will be advantageous for the Portfolio to remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more balanced position.

                Wells Fargo Advantage WealthBuilder Portfolio 19


Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2010)

                                        Including Sales Charge                Excluding Sales Charge           Expense Ratio
                                 ------------------------------------  ------------------------------------  ----------------
                                                             Life of                               Life of
                                 6 Months*  1 Year  5 Year  Portfolio  6 Months*  1 Year  5 Year  Portfolio  Gross(7)  Net(8)
                                 ---------  ------  ------  ---------  ---------  ------  ------  ---------  --------  ------
WealthBuilder Growth Allocation
   Portfolio (WBGGX)               (2.15)    15.75  (0.75)     0.58     (0.66)     17.51  (0.45)     0.84      2.38%    1.50%
WealthBuilder Growth Allocation
   Composite Index(1)                                                    0.87      18.59   1.52      2.58
Barclays Capital U.S. Aggregate
   Bond Index(2)                                                         2.08       8.42   5.33      5.22
S&P 500 Index(3)                                                         0.40      20.99   0.31      1.67

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE -- www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and small company investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Effective allocation is subject to change and is calculated based on the total investments of the Portfolio, excluding cash and cash equivalents. The Portfolio's use of futures contracts to implement a Tactical Asset Allocation shift toward stocks or bonds is reflected in the effective allocations shown.

(6.) Portfolio holdings are subject to change and are calculated based on the total investments of the Portfolio.

(7.) Reflects the gross expense ratio as stated in the October 1, 2009 prospectus.

(8.) The adviser has committed, through September 30, 2010, to waive fees and/or reimburse expenses to maintain the Portfolio's net expense ratio as shown, excluding acquired fund fees. Without these reductions, the Portfolio's returns would have been lower, and the rankings and ratings may have been lower.

                20 Wells Fargo Advantage WealthBuilder Portfolio


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO (the Portfolio) seeks long-term capital appreciation with no emphasis on income.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath
Petros Bocray, CFA
Jeffrey P. Mellas, CAIA

PORTFOLIO INCEPTION

October 1, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2010
(EXCLUDING SALES CHARGES)

                                 1 Year
                                 ------
WealthBuilder Equity Portfolio    17.88%
S&P 500 Index(1)                  20.99%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE -www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR WEALTHBUILDER PORTFOLIO SHARES ARE 1.50% AND 2.49%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF MAY 31, 2010)

                               (PERFORMANCE GRAPH)

             WELLS FARGO
              ADVANTAGE
            WEALTHBUILDER     S&P
                EQUITY        500
              PORTFOLIO      INDEX
            -------------   -------
  5/31/00       9,850       $10,000
  6/30/00      10,367       $10,247
  7/31/00      10,143       $10,086
  8/31/00      10,751       $10,713
  9/30/00      10,325       $10,147
 10/31/00      10,136       $10,104
 11/30/00       9,326       $ 9,308
 12/31/00       9,664       $ 9,353
  1/31/01       9,752       $ 9,685
  2/28/01       8,835       $ 8,802
  3/31/01       8,116       $ 8,244
  4/30/01       8,806       $ 8,885
  5/31/01       8,828       $ 8,945
  6/30/01       8,622       $ 8,727
  7/31/01       8,424       $ 8,641
  8/31/01       7,969       $ 8,100
  9/30/01       7,162       $ 7,446
 10/31/01       7,397       $ 7,588
 11/30/01       7,874       $ 8,170
 12/31/01       8,068       $ 8,242
  1/31/02       7,859       $ 8,121
  2/28/02       7,642       $ 7,965
  3/31/02       8,031       $ 8,264
  4/30/02       7,709       $ 7,763
  5/31/02       7,560       $ 7,706
  6/30/02       7,059       $ 7,157
  7/31/02       6,290       $ 6,599
  8/31/02       6,305       $ 6,643
  9/30/02       5,610       $ 5,921
 10/31/02       6,036       $ 6,442
 11/30/02       6,410       $ 6,821
 12/31/02       6,029       $ 6,420
  1/31/03       5,812       $ 6,252
  2/28/03       5,677       $ 6,158
  3/31/03       5,685       $ 6,218
  4/30/03       6,171       $ 6,730
  5/31/03       6,566       $ 7,085
  6/30/03       6,656       $ 7,175
  7/31/03       6,850       $ 7,302
  8/31/03       7,015       $ 7,444
  9/30/03       6,918       $ 7,365
 10/31/03       7,358       $ 7,782
 11/30/03       7,485       $ 7,850
 12/31/03       7,799       $ 8,262
  1/31/04       7,971       $ 8,413
  2/29/04       8,090       $ 8,530
  3/31/04       8,053       $ 8,402
  4/30/04       7,799       $ 8,270
  5/31/04       7,889       $ 8,383
  6/30/04       8,068       $ 8,546
  7/31/04       7,717       $ 8,263
  8/31/04       7,687       $ 8,297
  9/30/04       7,874       $ 8,387
 10/31/04       8,060       $ 8,515
 11/30/04       8,486       $ 8,859
 12/31/04       8,785       $ 9,161
  1/31/05       8,516       $ 8,938
  2/28/05       8,695       $ 9,126
  3/31/05       8,501       $ 8,964
  4/30/05       8,232       $ 8,794
  5/31/05       8,546       $ 9,074
  6/30/05       8,651       $ 9,087
  7/31/05       9,054       $ 9,425
  8/31/05       9,017       $ 9,339
  9/30/05       9,159       $ 9,414
 10/31/05       8,957       $ 9,257
 11/30/05       9,301       $ 9,607
 12/31/05       9,398       $ 9,611
  1/31/06       9,779       $ 9,865
  2/28/06       9,809       $ 9,892
  3/31/06      10,003       $10,015
  4/30/06      10,145       $10,150
  5/31/06       9,711       $ 9,858
  6/30/06       9,682       $ 9,871
  7/31/06       9,570       $ 9,932
  8/31/06       9,779       $10,168
  9/30/06       9,965       $10,430
 10/31/06      10,302       $10,770
 11/30/06      10,541       $10,975
 12/31/06      10,676       $11,129
  1/31/07      10,854       $11,297
2/29/2007      10,746       $11,076
  3/31/07      10,885       $11,200
  4/30/07      11,304       $11,696
  5/31/07      11,707       $12,104
  6/30/07      11,567       $11,903
  7/31/07      11,180       $11,534
  8/31/07      11,280       $11,707
  9/30/07      11,714       $12,145
 10/31/07      12,009       $12,338
 11/30/07      11,381       $11,822
 12/31/07      11,260       $11,740
  1/31/08      10,443       $11,036
  2/29/08      10,069       $10,677
  3/31/08       9,933       $10,631
  4/30/08      10,486       $11,149
  5/31/08      10,682       $11,293
  6/30/08       9,720       $10,341
  7/31/08       9,601       $10,254
  8/31/08       9,592       $10,403
  9/30/08       8,494       $ 9,476
 10/31/08       6,852       $ 7,884
 11/30/08       6,179       $ 7,319
 12/31/08       6,421       $ 7,397
  1/31/09       5,834       $ 6,773
  2/28/09       5,318       $ 6,052
  3/31/09       5,779       $ 6,582
  4/30/09       6,485       $ 7,212
  5/31/09       6,982       $ 7,615
  6/30/09       6,946       $ 7,630
  7/31/09       7,516       $ 8,208
  8/31/09       7,742       $ 8,504
  9/30/09       8,122       $ 8,821
 10/31/09       7,878       $ 8,657
 11/30/09       8,275       $ 9,177
 12/31/09       8,511       $ 9,354
  1/31/10       8,140       $ 9,017
  2/28/10       8,339       $ 9,297
  3/31/10       8,881       $ 9,858
  4/30/10       9,008       $10,013
  5/31/10       8,230       $ 9,214

----------
(1.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE
     WEALTHBUILDER EQUITY PORTFOLIO for the most recent 10 years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

                Wells Fargo Advantage WealthBuilder Portfolio 21


Performance Highlights (Unaudited)

                WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO (CONTINUED)

MANAGER'S DISCUSSION

PORTFOLIO HIGHLIGHTS

-    The Portfolio underperformed the benchmark S&P 500 Index.

- The underperformance of international stocks compared with the S&P 500 Index hindered the Portfolio's relative returns; international funds accounted for the largest allocation among the Portfolio's four underlying equity style components--large-cap growth, large-cap value, small cap, and international funds.

- We currently believe that the economic environment is positive for equities because inflation and interest rates remain low and valuations are still attractive.

CONTINUED SUPPORT FROM THE WORLD'S CENTRAL BANKERS AND A STRONG REBOUND IN GLOBAL ECONOMIC GROWTH PRODUCED A POSITIVE ENVIRONMENT FOR INVESTORS DURING THE PERIOD.

The severe recession that originated with the subprime housing meltdown finally came to an end in our opinion, as consumer confidence rebounded and the overall housing market bottomed out. Equity returns were strong across all major investing styles, with most parts of the market producing double-digit gains during the period.

Large-cap value stocks outperformed large-cap growth. Small cap stocks outperformed large cap stocks, and domestic stocks outperformed non-U.S. stocks. Equity markets declined sharply during May 2010 on concerns that problems with Greece's sovereign debt would spread to other European countries and financial institutions.

A stabilization of the global financial system led to a strengthening in the consumer and manufacturing sectors, which caused the U.S. economy to turn positive during the middle of calendar year 2009. Annualized real Gross Domestic Product (GDP) growth expanded for three consecutive quarters through the second half of the period, and corporations began adding new jobs. Problems in the eurozone toward the end of the 12-month period that stemmed from Greece's debt situation caused negative investor sentiment but did not produce a slowdown in global economic growth.

The underperformance of international stocks compared with the S&P 500 Index hindered the Portfolio's relative returns, since international funds accounted for the largest allocation among the Portfolio's four underlying equity style components--large-cap growth, large-cap value, small cap, and international funds.

EFFECTIVE ALLOCATION(3) (AS OF MAY 31, 2010)

                                   (PIE CHART)

International          30%
Large Company Growth   25%
Large Company Value    25%
Small Company          20%

----------
(3.) Effective allocation is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

                22 Wells Fargo Advantage WealthBuilder Portfolio


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO (CONTINUED)

TEN LARGEST MUTUAL FUNDS AND MASTER
PORTFOLIOS HELD(4) (AS OF MAY 31, 2010)

Wells Fargo Advantage Equity Value Portfolio           13%
T. Rowe Price Blue Chip Growth Fund                    13%
Thornburg International Value Fund                     11%
Wells Fargo Advantage International Growth Portfolio    7%
Wells Fargo Advantage Endeavor Select Fund              6%
Columbia Marsico Focused Equities Fund                  6%
MFS Value Fund                                          6%
Eaton Vance Large Cap Value Fund                        6%
Wells Fargo Advantage Small Cap Value Fund              5%
Wells Fargo Advantage Small Company Value Portfolio     5%

WE REPLACED ONE UNDERLYING MUTUAL FUND AND ADDED TWO FUNDS DURING THE 12-MONTH PERIOD.

Within the small cap investing style, we replaced the Oppenheimer Main Street Small Cap Fund with the Royce Pennsylvania Mutual Fund. We also added two new international equity funds: the Dodge & Cox International Stock Fund, an international large-cap value fund, and the Dimensional Fund Advisors International Small Cap Value Portfolio, which is an international small-cap value fund. During routine reviews of the mutual fund holdings in the Portfolio, we monitored several factors, including the investment style and process of each fund, the fund managers' experience and tenure, and the funds' performance and risk profiles.

WE BELIEVE THAT THE ECONOMIC REBOUND INITIATED DURING THE THIRD QUARTER OF 2009 WILL BE SUSTAINABLE THROUGHOUT THE REMAINDER OF 2010.

We believe that the current economic environment is positive for equities because inflation and interest rates remain low and stock valuations are still attractive. In addition, the Portfolio's broad diversification among major equity styles may help it to manage risk.

----------
(4.) Portfolio holdings are subject to change and are calculated based on the total investments of the Fund.

                Wells Fargo Advantage WealthBuilder Portfolio 23


Performance Highlights (Unaudited)

                WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2010)

                                     Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                             -------------------------------------   -------------------------------------   -----------------
                             6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(5)   Net(6)
                             ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
WealthBuilder Equity
   Portfolio (WBGIX)           (2.04)     16.11    (1.05)   (1.93)     (0.55)     17.88    (0.75)   (1.78)     2.49%     1.50%
S&P 500 Index(1)                                                        0.40      20.99     0.31    (0.82)

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE -www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and small company investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Reflects the gross expense ratio as stated in the October 1, 2009 prospectus.

(6.) The adviser has committed, through September 30, 2010, to waive fees and/or reimburse expenses to maintain the Portfolio's net expense ratio as shown, excluding acquired fund fees. Without these reductions, the Portfolio's returns would have been lower, and the rankings and ratings may have been lower.

                24 Wells Fargo Advantage WealthBuilder Portfolio


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO (the Portfolio) seeks long-term capital appreciation with no emphasis on income.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath
Petros Bocray, CFA
Jeffrey P. Mellas, CAIA

PORTFOLIO INCEPTION

October 1, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2010
(EXCLUDING SALES CHARGES)

                                          1 YEAR
                                          ------
WealthBuilder Tactical Equity Portfolio    21.03%
S&P 500 Index(1)                           20.99%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR WEALTHBUILDER PORTFOLIO SHARES ARE 1.50% AND 2.44%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF MAY 31, 2010)

                               (PERFORMANCE GRAPH)

              WELLS FARGO
               ADVANTAGE
             WEALTHBUILDER
                TACTICAL       S&P
                 EQUITY        500
                PORTFOLIO     INDEX
             -------------   -------
 5/31/2000       9,850       $10,000
 6/30/2000      10,409       $10,247
 7/31/2000      10,284       $10,086
 8/31/2000      10,890       $10,713
 9/30/2000      10,291       $10,147
10/31/2000      10,126       $10,104
11/30/2000       9,271       $ 9,308
12/31/2000       9,405       $ 9,353
 1/31/2001       9,512       $ 9,685
 2/28/2001       8,395       $ 8,802
 3/31/2001       7,632       $ 8,244
 4/30/2001       8,461       $ 8,885
 5/31/2001       8,535       $ 8,945
 6/30/2001       8,441       $ 8,727
 7/31/2001       8,221       $ 8,641
 8/31/2001       7,806       $ 8,100
 9/30/2001       6,896       $ 7,446
10/31/2001       7,164       $ 7,588
11/30/2001       7,619       $ 8,170
12/31/2001       7,914       $ 8,242
 1/31/2002       7,666       $ 8,121
 2/28/2002       7,425       $ 7,965
 3/31/2002       7,867       $ 8,264
 4/30/2202       7,619       $ 7,763
 5/31/2002       7,472       $ 7,706
 6/30/2002       7,029       $ 7,157
 7/31/2002       6,204       $ 6,599
 8/31/2002       6,184       $ 6,643
 9/30/2002       5,506       $ 5,921
10/31/2002       5,862       $ 6,442
11/30/2002       6,224       $ 6,821
12/31/2002       5,902       $ 6,420
 1/31/2003       5,647       $ 6,252
 2/28/2003       5,506       $ 6,158
 3/31/2003       5,453       $ 6,218
 4/30/2003       5,936       $ 6,730
 5/31/2003       6,318       $ 7,085
 6/30/2003       6,412       $ 7,175
 7/31/2003       6,566       $ 7,302
 8/31/2003       6,747       $ 7,444
 9/30/2003       6,761       $ 7,365
10/31/2003       7,210       $ 7,782
11/30/2003       7,378       $ 7,850
12/31/2003       7,753       $ 8,262
 1/31/2004       7,961       $ 8,413
 2/29/2004       8,122       $ 8,530
 3/31/2004       8,183       $ 8,402
 4/30/2004       7,887       $ 8,270
 5/31/2004       7,941       $ 8,383
 6/30/2004       8,162       $ 8,546
 7/31/2004       7,820       $ 8,263
 8/31/2004       7,787       $ 8,297
 9/30/2004       8,028       $ 8,387
10/31/2004       8,270       $ 8,515
11/30/2004       8,773       $ 8,859
12/31/2004       9,111       $ 9,161
 1/31/2005       8,867       $ 8,938
 2/28/2005       9,131       $ 9,126
 3/31/2005       8,901       $ 8,964
 4/30/2005       8,610       $ 8,794
 5/31/2005       8,806       $ 9,074
 6/30/2005       8,901       $ 9,087
 7/31/2005       9,253       $ 9,425
 8/31/2005       9,341       $ 9,339
 9/30/2005       9,605       $ 9,414
10/31/2005       9,354       $ 9,257
11/30/2005       9,639       $ 9,607
12/31/2005       9,889       $ 9,611
 1/31/2006      10,322       $ 9,865
 2/28/2006      10,383       $ 9,892
 3/31/2006      10,627       $10,015
 4/30/2006      10,925       $10,150
 5/31/2006      10,478       $ 9,858
 6/30/2006      10,451       $ 9,871
 7/31/2006      10,485       $ 9,932
 8/31/2006      10,728       $10,168
 9/30/2006      10,884       $10,430
10/31/2006      11,209       $10,770
11/30/2006      11,513       $10,975
12/31/2006      11,750       $11,129
 1/31/2007      11,861       $11,297
 2/28/2007      11,806       $11,076
 3/31/2007      12,061       $11,200
 4/30/2007      12,523       $11,696
 5/31/2007      12,909       $12,104
 6/30/2007      12,805       $11,903
 7/31/2007      12,468       $11,534
 8/31/2007      12,530       $11,707
 9/30/2007      13,054       $12,145
10/31/2007      13,481       $12,338
11/30/2007      12,881       $11,822
12/31/2007      12,677       $11,740
 1/31/2008      11,745       $11,036
 2/29/2008      11,427       $10,677
 3/31/2008      11,222       $10,631
 4/30/2008      11,844       $11,149
 5/31/2008      11,965       $11,293
 6/30/2008      10,821       $10,341
 7/31/2008      10,661       $10,254
 8/31/2008      10,555       $10,403
 9/30/2008       9,381       $ 9,476
10/31/2008       7,426       $ 7,884
11/30/2008       6,623       $ 7,319
12/31/2008       6,953       $ 7,397
 1/31/2009       6,223       $ 6,773
 2/28/2009       5,566       $ 6,052
 3/31/2009       6,116       $ 6,582
 4/30/2009       7,076       $ 7,212
 5/31/2009       7,495       $ 7,615
 6/30/2009       7,520       $ 7,630
 7/31/2009       8,193       $ 8,208
 8/31/2009       8,472       $ 8,504
 9/30/2009       8,907       $ 8,821
10/31/2009       8,546       $ 8,657
11/30/2009       8,882       $ 9,177
12/31/2009       9,211       $ 9,354
 1/31/2010       8,800       $ 9,017
 2/28/2010       8,989       $ 9,297
 3/31/2010       9,580       $ 9,858
 4/30/2010       9,868       $10,013
 5/31/2010       9,071       $ 9,214

----------
(1.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE
     WEALTHBUILDER TACTICAL EQUITY PORTFOLIO for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

                Wells Fargo Advantage WealthBuilder Portfolio 25


Performance Highlights (Unaudited)

       WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO (CONTINUED)

MANAGER'S DISCUSSION

PORTFOLIO HIGHLIGHTS

-    The Portfolio outperformed the benchmark S&P 500 Index.

- The Portfolio's overweighting to domestic small cap stocks relative to large cap stocks contributed to relative outperformance during the period. The Portfolio made tactical shifts between overweighting and underweighting international stocks versus domestic stocks during the period, shifts that neither benefited nor hindered the Portfolio's performance.

- We believe that the economic environment is positive for equities because inflation and interest rates remain low and stock valuations are still attractive.

CONTINUED SUPPORT FROM THE WORLD'S CENTRAL BANKERS AND A STRONG REBOUND IN GLOBAL ECONOMIC GROWTH PRODUCED A POSITIVE ENVIRONMENT FOR INVESTORS DURING THE PERIOD.

The severe recession that originated with the subprime housing meltdown finally came to an end in our opinion, as consumer confidence rebounded and the overall housing market bottomed. Equity returns were strong across all major investing styles, with most parts of the market producing double-digit gains.

Large-cap value stocks outperformed large-cap growth stocks. Small cap stocks outperformed large cap stocks, and domestic stocks outperformed non-U.S. stocks. Equity markets declined sharply during May 2010 on concerns that problems with Greece's sovereign debt would spread to other European countries and financial institutions.

A stabilization of the global financial system led to a strengthening in the consumer and manufacturing sectors, which caused U.S. economic growth to turn positive during the middle of calendar year 2009. Annualized real Gross Domestic Product (GDP) growth expanded for three consecutive quarters--from third quarter 2009 through first quarter 2010--and corporations began adding new jobs. Toward the end of the 12-month period, problems in the eurozone stemming from Greece's heavy indebtedness caused negative investor sentiment but did not produce a slowdown in global economic growth.

The Portfolio's overweighting to small cap stocks compared with large company stocks benefited performance during the period and was the main contributor to the Portfolio's outperformance relative to its benchmark. The Portfolio's overweighting of large-cap value stocks compared with large-cap growth stocks also contributed to performance, while the tactical shifts between overweighting and underweighting international stocks versus domestic stocks neither benefited nor hindered the Portfolio's performance.

                26 Wells Fargo Advantage WealthBuilder Portfolio


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO (CONTINUED)

EFFECTIVE ALLOCATION(3)
(AS OF MAY 31, 2010)

                                   (PIE CHART)

International   10%
Large Cap       55%
Small Company   35%

TEN LARGEST MUTUAL FUNDS AND MASTER
PORTFOLIOS HELD(4) (AS OF MAY 31, 2010)

Wells Fargo Advantage Equity Value Portfolio           18%
Thornburg International Value Fund                     11%
Eaton Vance Large Cap Value Fund                        9%
MFS Value Fund                                          9%
Wells Fargo Advantage International Growth Portfolio    7%
T. Rowe Blue Chip Growth Fund                           7%
Wells Fargo Advantage Small Cap Value Fund              5%
Wells Fargo Advantage Small Company Value Portfolio     5%
Royce Pennsylvania Small Cap Value Fund                 5%
Wells Fargo Advantage Small Cap Growth Fund             5%

The weighing of assets in different equity styles is determined by a proprietary investment strategy called the Tactical Equity Allocation (TEA) Model, which seeks to enhance the Portfolio's performance by shifting emphasis between equity styles depending upon market conditions. As of May 31, 2010, over one-third of the Portfolio's assets were invested in the large-cap value style, over one-third were invested in the small cap style, and smaller portions of assets were invested in the large-cap growth and international styles.

WE REPLACED ONE UNDERLYING MUTUAL FUND AND ADDED TWO FUNDS DURING THE 12-MONTH PERIOD.

Within the small cap investing style, we replaced the Oppenheimer Main Street Small Cap Fund with the Royce Pennsylvania Mutual Fund. We also added two new international equity funds: the Dodge & Cox International Stock Fund, an international large-cap value fund, and the Dimensional Fund Advisors International Small Cap Value Portfolio, which is an international small-cap value fund. During routine reviews of the mutual fund holdings in the Portfolio, we monitored several factors, including the investment style and process of each fund, the fund managers' experience and tenure, and the funds' performance and risk profiles.

WE BELIEVE THAT THE ECONOMIC REBOUND INITIATED DURING THE THIRD QUARTER OF 2009 WILL BE SUSTAINABLE THROUGHOUT THE REMAINDER OF 2010.

The TEA Model continues to emphasize domestic, small cap, and value stocks. The current allocation has been in place since March 2010, when we shifted from international to domestic stocks. Changes in our asset allocation emphasis are based upon both market indicators and fundamentals. We believe that the current economic environment is positive for equities because inflation and interest rates remain low and stock valuations are still attractive.

----------
(3.) Effective allocation is subject to change and is calculated based on the total investments of the Portfolio, excluding cash and cash equivalents.

(4.) Portfolio holdings are subject to change and are calculated based on the total investments of the Portfolio.

                Wells Fargo Advantage WealthBuilder Portfolio 27


Performance Highlights (Unaudited)

       WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2010)

                                     Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                             -------------------------------------   -------------------------------------   -----------------
                             6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(5)   Net(6)
                             ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
WealthBuilder Tactical
   Equity Portfolio
   (WBGAX)                      0.59     19.21     0.29     (0.97)      2.13      21.03    0.60     (0.82)     2.44%     1.50%
S&P 500 Index(1)                                                        0.40      20.99    0.31     (0.82)

* Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE PORTFOLIO'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR WEALTHBUILDER PORTFOLIO SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 1.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and small company investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Reflects the gross expense ratio as stated in the October 1, 2009 prospectus.

(6.) The adviser has committed, through September 30, 2010, to waive fees and/or reimburse expenses to maintain the Portfolio's net expense ratio as shown, excluding acquired fund fees. Without these reductions, the Portfolio's returns would have been lower, and the rankings and ratings may have been lower.

                28 Wells Fargo Advantage WealthBuilder Portfolio


                                                       Fund Expenses (Unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2009 to May 31, 2010.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable portfolio to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio with other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    Beginning         Ending        Expenses    Net Annual
                                                  Account Value   Account Value   Paid During     Expense
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO     12-01-2009      05-31-2010     Period(1)     Ratio(2)
-----------------------------------------------   -------------   -------------   -----------   ----------
Actual                                              $1,000.00       $1,003.00        $7.49         1.50%
Hypothetical (5% return before expenses)            $1,000.00       $1,017.45        $7.54         1.50%
WEALTHBUILDER MODERATE BALANCED PORTFOLIO
Actual                                              $1,000.00       $  999.90        $7.48         1.50%
Hypothetical (5% return before expenses)            $1,000.00       $1,017.45        $7.54         1.50%
WEALTHBUILDER GROWTH BALANCED PORTFOLIO
Actual                                              $1,000.00       $  995.90        $7.46         1.50%
Hypothetical (5% return before expenses)            $1,000.00       $1,017.45        $7.54         1.50%
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO
Actual                                              $1,000.00       $  993.40        $7.45         1.50%
Hypothetical (5% return before expenses)            $1,000.00       $1,017.45        $7.54         1.50%
WEALTHBUILDER EQUITY PORTFOLIO
Actual                                              $1,000.00       $  994.50        $7.46         1.50%
Hypothetical (5% return before expenses)            $1,000.00       $1,017.45        $7.54         1.50%
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO
Actual                                              $1,000.00       $1,021.30        $7.56         1.50%
Hypothetical (5% return before expenses)            $1,000.00       $1,017.45        $7.54         1.50%

----------
(1.) Expenses are equal to the Portfolio's annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year ended).

(2.) The actual expense rates exclude expenses allocated from Master Portfolios.

                Wells Fargo Advantage WealthBuilder Portfolio 29


Portfolio of Investments--May 31, 2010

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

     SHARES       SECURITY NAME                                                                                          VALUE
---------------   -----------------------------------------------------------------------------------------------   ---------------
INVESTMENT COMPANIES: 99.10%
STOCK FUNDS: 11.18%
        274,087   COLUMBIA MARSICO FOCUSED EQUITIES FUND                                                            $     5,270,691
        136,599   DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO                                                             1,897,357
        131,478   DODGE & COX INTERNATIONAL STOCK FUND                                                                    3,803,667
        321,641   EATON VANCE LARGE CAP VALUE FUND                                                                        5,242,754
        248,146   ING INTERNATIONAL VALUE FUND                                                                            2,523,642
        257,757   MFS VALUE FUND                                                                                          5,217,004
        427,222   ROYCE PENNSYLVANIA SMALL CAP VALUE FUND                                                                 4,216,681
        327,215   T. ROWE PRICE BLUE CHIP GROWTH FUND                                                                    10,480,710
         55,182   T. ROWE PRICE INTERNATIONAL DISCOVERY FUND                                                              1,910,967
        377,720   THORNBURG INTERNATIONAL VALUE FUND                                                                      8,895,311
                                                                                                                         49,458,784
                                                                                                                    ---------------
AFFILIATED STOCK FUNDS: 7.90%
        643,336   WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                              5,268,919
             NA   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                           10,592,701
             NA   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                    6,321,940
        336,566   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                             4,207,071
        153,124   WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND                                                              4,276,748
             NA   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                     4,267,286
                                                                                                                         34,934,665
                                                                                                                    ---------------
BOND FUNDS: 9.43%
      3,393,645   OPPENHEIMER INTERNATIONAL BOND FUND                                                                    20,836,981
      2,374,601   PIMCO HIGH YIELD FUND                                                                                  20,848,995
                                                                                                                         41,685,976
                                                                                                                    ---------------
AFFILIATED BOND FUNDS: 65.55%
      7,610,304   WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND                                                       82,800,109
     11,908,902   WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND                                             124,209,845
             NA   WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                      82,885,023
                                                                                                                        289,894,977
                                                                                                                    ---------------
ALTERNATIVE INVESTMENT FUNDS: 5.04%
        644,659   ING GLOBAL REAL ESTATE FUND                                                                             8,947,861
      1,788,362   PIMCO COMMODITY REALRETURN STRATEGY FUND                                                               13,359,062
                                                                                                                         22,306,923
                                                                                                                    ---------------
TOTAL INVESTMENT COMPANIES (COST $424,751,473)                                                                          438,281,325
                                                                                                                    ---------------

                                                                                               YIELD
                                                                                               -----
SHORT-TERM INVESTMENTS: 0.52%
INVESTMENT COMPANIES: 0.07%
        313,490   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)~                               0.17%                       313,490
                                                                                                                    ---------------

                                                                                                        MATURITY
   PRINCIPAL                                                                                              DATE
---------------                                                                                        ----------
US TREASURY BILLS: 0.45%
$     1,210,000   US TREASURY BILL###                                                           0.16   08/05/2010         1,209,653
        775,000   US TREASURY BILL###                                                           0.21   11/04/2010           774,297
                                                                                                                          1,983,950
                                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,297,440)                                                                            2,297,440
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $427,048,913)*                                                                  99.62%                            440,578,765
Other Assets and Liabilities, Net                                                      0.38                               1,666,696
                                                                                     ------                         ---------------
TOTAL NET ASSETS                                                                     100.00%                        $   442,245,461
                                                                                     ======                         ===============

                30 Wells Fargo Advantage WealthBuilder Portfolio


                                          Portfolio of Investments--May 31, 2010

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

----------
(u)  Rate shown is the 7-day annualized yield at period end.

(l)  Investment in an affiliate.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

##   Zero coupon security. Rate represents yield to maturity.

# All or a portion of this security is segregated as collateral for derivative investments.

* Cost for federal income tax purposes is $433,538,097 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $14,605,592
Gross unrealized depreciation    (7,564,924)
                                -----------
Net unrealized appreciation     $ 7,040,668

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 31


Portfolio of Investments--May 31, 2010

WEALTHBUILDER MODERATE BALANCED PORTFOLIO

     SHARES       SECURITY NAME                                                                                          VALUE
---------------   -----------------------------------------------------------------------------------------------   ---------------
INVESTMENT COMPANIES: 98.54%
STOCK FUNDS: 21.68%
        565,898   COLUMBIA MARSICO FOCUSED EQUITIES FUND                                                            $    10,882,227
        282,463   DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO                                                             3,923,418
        270,968   DODGE & COX INTERNATIONAL STOCK FUND                                                                    7,839,099
        666,142   EATON VANCE LARGE CAP VALUE FUND                                                                       10,858,110
        513,727   ING INTERNATIONAL VALUE FUND                                                                            5,224,600
        537,521   MFS VALUE FUND                                                                                         10,879,417
        882,766   ROYCE PENNSYLVANIA SMALL CAP VALUE FUND                                                                 8,712,903
        679,471   T. ROWE PRICE BLUE CHIP GROWTH FUND                                                                    21,763,447
        113,770   T. ROWE PRICE INTERNATIONAL DISCOVERY FUND                                                              3,939,858
        786,289   THORNBURG INTERNATIONAL VALUE FUND                                                                     18,517,106
                                                                                                                        102,540,185
                                                                                                                    ---------------
AFFILIATED STOCK FUNDS: 15.22%
      1,330,263   WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                             10,894,856
             NA   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                           21,759,367
             NA   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                   13,062,224
        696,085   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                             8,701,061
        312,828   WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND                                                              8,737,275
             NA   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                     8,839,368
                                                                                                                         71,994,151
                                                                                                                    ---------------
BOND FUNDS: 9.38%
      3,625,853   OPPENHEIMER INTERNATIONAL BOND FUND                                                                    22,262,739
      2,516,631   PIMCO HIGH YIELD FUND                                                                                  22,096,020
                                                                                                                         44,358,759
                                                                                                                    ---------------
AFFILIATED BOND FUNDS: 47.35%
      6,159,453   WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND                                                       67,014,849
      8,606,424   WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND                                              89,765,004
             NA   WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                      67,148,662
                                                                                                                        223,928,515
                                                                                                                    ---------------
ALTERNATIVE INVESTMENT FUNDS: 4.91%
        663,734   ING GLOBAL REAL ESTATE FUND                                                                             9,212,632
      1,876,298   PIMCO COMMODITY REALRETURN STRATEGY FUND                                                               14,015,947
                                                                                                                         23,228,579
                                                                                                                    ---------------
TOTAL INVESTMENT COMPANIES (COST $453,368,272)                                                                          466,050,189
                                                                                                                    ===============

                                                                                               YIELD
                                                                                               -----
SHORT-TERM INVESTMENTS: 1.09%
INVESTMENT COMPANIES: 0.11%
        499,995   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)~                               0.17%                       499,995
                                                                                                                    ---------------

                                                                                                        MATURITY
   PRINCIPAL                                                                                              DATE
---------------                                                                                        ----------
US TREASURY BILLS: 0.98%
$     2,505,000   US TREASURY BILL###                                                           0.16   08/05/2010         2,504,281
      2,115,000   US TREASURY BILL###                                                           0.21   11/04/2010         2,113,076
                                                                                                                          4,617,357
                                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $5,117,352)                                                                            5,117,352
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $458,485,624)*                                                               99.63%                            471,167,541
OTHER ASSETS AND LIABILITIES, NET                                                      0.37                               1,779,906
                                                                                     ------                         ---------------
TOTAL NET ASSETS                                                                     100.00%                        $   472,947,447
                                                                                     ======                         ===============

                32 Wells Fargo Advantage WealthBuilder Portfolio


                                          Portfolio of Investments--May 31, 2010

WEALTHBUILDER MODERATE BALANCED PORTFOLIO

----------
(u)  Rate shown is the 7-day annualized yield at period end.

(l)  Investment in an affiliate.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

##   Zero coupon security. Rate represents yield to maturity.

# All or a portion of this security is segregated as collateral for derivative investments.

* Cost for federal income tax purposes is $466,723,319 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 18,807,131
Gross unrealized depreciation    (14,362,909)
                                ------------
Net unrealized appreciation     $  4,444,222

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 33


Portfolio of Investments--May 31, 2010

WEALTHBUILDER GROWTH BALANCED PORTFOLIO

     SHARES       SECURITY NAME                                                                                          VALUE
---------------   -----------------------------------------------------------------------------------------------   ---------------
INVESTMENT COMPANIES: 97.85%
STOCK FUNDS: 35.50%
      1,156,426   COLUMBIA MARSICO FOCUSED EQUITIES FUND                                                            $    22,238,070
        577,370   DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO                                                             8,019,674
        551,217   DODGE & COX INTERNATIONAL STOCK FUND                                                                   15,946,706
      1,361,333   EATON VANCE LARGE CAP VALUE FUND                                                                       22,189,724
      1,049,934   ING INTERNATIONAL VALUE FUND                                                                           10,677,833
      1,098,408   MFS VALUE FUND                                                                                         22,231,782
      1,832,673   ROYCE PENNSYLVANIA SMALL CAP VALUE FUND                                                                18,088,480
      1,388,487   T. ROWE PRICE BLUE CHIP GROWTH FUND                                                                    44,473,237
        232,522   T. ROWE PRICE INTERNATIONAL DISCOVERY FUND                                                              8,052,233
      1,607,009   THORNBURG INTERNATIONAL VALUE FUND                                                                     37,845,059
                                                                                                                        209,762,798
                                                                                                                    ---------------
AFFILIATED STOCK FUNDS: 24.97%
      2,721,790   WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                             22,291,463
             NA   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                           44,414,332
             NA   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                   26,696,431
      1,427,548   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                            17,844,344
        648,139   WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND                                                             18,102,515
             NA   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                    18,184,168
                                                                                                                        147,533,253
                                                                                                                    ---------------
BOND FUNDS: 9.29%
      4,473,809   OPPENHEIMER INTERNATIONAL BOND FUND                                                                    27,469,188
      3,122,071   PIMCO HIGH YIELD FUND                                                                                  27,411,786
                                                                                                                         54,880,974
                                                                                                                    ---------------
AFFILIATED BOND FUNDS: 23.17%
      6,532,049   WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND                                                       71,068,688
             NA   WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                      65,859,586
                                                                                                                        136,928,274
                                                                                                                    ---------------
ALTERNATIVE INVESTMENT FUNDS: 4.92%
        830,045   ING GLOBAL REAL ESTATE FUND                                                                            11,521,031
      2,350,531   PIMCO COMMODITY REALRETURN STRATEGY FUND                                                               17,558,468
                                                                                                                         29,079,499
                                                                                                                    ---------------
TOTAL INVESTMENT COMPANIES (COST $554,153,575)                                                                          578,184,798
                                                                                                                    ---------------

                                                                                               YIELD
                                                                                               -----
SHORT-TERM INVESTMENTS: 2.01%
INVESTMENT COMPANIES: 0.45%
      2,652,130   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)~                               0.17%                     2,652,130
                                                                                                                    ---------------

                                                                                                        MATURITY
   PRINCIPAL                                                                                              DATE
---------------                                                                                        ----------
US TREASURY BILLS: 1.56%
$     5,095,000   US TREASURY BILL###                                                           0.16   08/05/2010         5,093,529
      4,145,000   US TREASURY BILL###                                                           0.21   11/04/2010         4,141,230
                                                                                                                          9,234,759
                                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $11,886,889)                                                                          11,886,889
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $566,040,464)*                                                               99.86%                            590,071,687
OTHER ASSETS AND LIABILITIES, NET                                                      0.14                                 835,389
                                                                                     ------                         ---------------
TOTAL NET ASSETS                                                                     100.00%                        $   590,907,076
                                                                                     ======                         ===============

                34 Wells Fargo Advantage WealthBuilder Portfolio


                                          Portfolio of Investments--May 31, 2010

WEALTHBUILDER GROWTH BALANCED PORTFOLIO

----------
(u)  Rate shown is the 7-day annualized yield at period end.

(l)  Investment in an affiliate.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

##   Zero coupon security. Rate represents yield to maturity.

# All or a portion of this security is segregated as collateral for derivative investments.

* Cost for federal income tax purposes is $593,972,543 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 39,473,600
Gross unrealized depreciation    (43,374,456)
                                ------------
Net unrealized depreciation     $ (3,900,856)

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 35


Portfolio of Investments--May 31, 2010

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

     SHARES       SECURITY NAME                                                                                          VALUE
---------------   -----------------------------------------------------------------------------------------------   ---------------
INVESTMENT COMPANIES: 98.13%
STOCK FUNDS: 43.69%
        529,472   COLUMBIA MARSICO FOCUSED EQUITIES FUND                                                            $    10,181,751
        263,480   DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO                                                             3,659,740
        251,967   DODGE & COX INTERNATIONAL STOCK FUND                                                                    7,289,407
        622,188   EATON VANCE LARGE CAP VALUE FUND                                                                       10,141,664
        479,764   ING INTERNATIONAL VALUE FUND                                                                            4,879,196
        501,896   MFS VALUE FUND                                                                                         10,158,377
        833,379   ROYCE PENNSYLVANIA SMALL CAP VALUE FUND                                                                 8,225,450
        634,836   T. ROWE PRICE BLUE CHIP GROWTH FUND                                                                    20,333,789
        106,225   T. ROWE PRICE INTERNATIONAL DISCOVERY FUND                                                              3,678,562
        734,520   THORNBURG INTERNATIONAL VALUE FUND                                                                     17,297,953
                                                                                                                         95,845,889
                                                                                                                    ---------------
AFFILIATED STOCK FUNDS: 30.80%
      1,244,114   WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                             10,189,293
             NA   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                           20,421,475
             NA   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                   12,203,209
        653,764   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                             8,172,047
        295,935   WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND                                                              8,265,452
             NA   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                     8,305,734
                                                                                                                         67,557,210
                                                                                                                    ---------------
BOND FUNDS: 5.64%
      1,007,619   OPPENHEIMER INTERNATIONAL BOND FUND                                                                     6,186,782
        704,232   PIMCO HIGH YIELD FUND                                                                                   6,183,160
                                                                                                                         12,369,942
                                                                                                                    ---------------
AFFILIATED BOND FUNDS: 13.10%
      1,320,405   WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND                                                       14,366,010
             NA   WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                      14,381,521
                                                                                                                         28,747,531
                                                                                                                    ---------------
ALTERNATIVE INVESTMENT FUNDS: 4.90%
        309,402   ING GLOBAL REAL ESTATE FUND                                                                             4,294,503
        864,043   PIMCO COMMODITY REALRETURN STRATEGY FUND                                                                6,454,402
                                                                                                                         10,748,905
                                                                                                                    ---------------
TOTAL INVESTMENT COMPANIES (COST $207,003,923)                                                                          215,269,477
                                                                                                                    ---------------

                                                                                               YIELD
                                                                                               -----
SHORT-TERM INVESTMENTS: 1.83%
INVESTMENT COMPANIES: 0.24%
        531,898   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)~                               0.17%                       531,898
                                                                                                                    ---------------

                                                                                                        MATURITY
   PRINCIPAL                                                                                              DATE
---------------                                                                                        ----------
US TREASURY BILLS: 1.59%
$     1,890,000   US TREASURY BILL###                                                           0.16   08/05/2010         1,889,454
      1,595,000   US TREASURY BILL###                                                           0.21   11/04/2010         1,593,549
                                                                                                                    ---------------
                                                                                                                          3,483,003
                                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,014,901)                                                                            4,014,901
TOTAL INVESTMENTS IN SECURITIES
   (COST $211,018,824)*                                                               99.96%                            219,284,378
OTHER ASSETS AND LIABILITIES, NET                                                      0.04                                  72,479
                                                                                     ------                         ---------------
TOTAL NET ASSETS                                                                     100.00%                        $   219,356,857
                                                                                     ======                         ===============

                36 Wells Fargo Advantage WealthBuilder Portfolio


                                          Portfolio of Investments--May 31, 2010

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

----------
(u)  Rate shown is the 7-day annualized yield at period end.

(l)  Investment in an affiliate.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

##   Zero coupon security. Rate represents yield to maturity.

# All or a portion of this security is segregated as collateral for derivative investments.

* Cost for federal income tax purposes is $221,496,059 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 14,153,716
Gross unrealized depreciation    (16,365,397)
                                -----------
Net unrealized depreciation     $(2,211,681)

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 37


Portfolio of Investments--May 31, 2010

WEALTHBUILDER EQUITY PORTFOLIO

     SHARES       SECURITY NAME                                                                                          VALUE
---------------   -----------------------------------------------------------------------------------------------   ---------------
INVESTMENT COMPANIES: 99.77%
STOCK FUNDS: 58.51%
        390,359   COLUMBIA MARSICO FOCUSED EQUITIES FUND                                                            $     7,506,599
        188,787   DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO                                                             2,622,248
        183,114   DODGE & COX INTERNATIONAL STOCK FUND                                                                    5,297,499
        456,659   EATON VANCE LARGE CAP VALUE FUND                                                                        7,443,539
        347,241   ING INTERNATIONAL VALUE FUND                                                                            3,531,436
        367,917   MFS VALUE FUND                                                                                          7,446,648
        610,202   ROYCE PENNSYLVANIA SMALL CAP VALUE FUND                                                                 6,022,690
        467,800   T. ROWE PRICE BLUE CHIP GROWTH FUND                                                                    14,983,632
         77,415   T. ROWE PRICE INTERNATIONAL DISCOVERY FUND                                                              2,680,875
        538,060   THORNBURG INTERNATIONAL VALUE FUND                                                                     12,671,318
                                                                                                                         70,206,484
                                                                                                                    ---------------
AFFILIATED STOCK FUNDS: 41.26%
        918,694   WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                              7,524,106
             NA   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                           15,012,660
             NA   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                    8,889,070
        478,462   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                             5,980,772
        216,817   WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND                                                              6,055,701
             NA   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                     6,043,858
                                                                                                                         49,506,167
                                                                                                                    ---------------
TOTAL INVESTMENT COMPANIES (COST $113,445,288)                                                                          119,712,651
                                                                                                                    ---------------

                                                                                               YIELD
                                                                                               -----
SHORT-TERM INVESTMENTS: 0.17%
INVESTMENT COMPANIES: 0.17%
        202,130   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)~                               0.17%                       202,130
                                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $202,130)                                                                                202,130
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $113,647,418)*                                                               99.94%                            119,914,781
OTHER ASSETS AND LIABILITIES, NET                                                      0.06                                  78,291
                                                                                     ------                         ---------------
TOTAL NET ASSETS                                                                     100.00%                        $   119,993,072
                                                                                     ======                         ===============

----------
(u)  Rate shown is the 7-day annualized yield at period end.

(l)  Investment in an affiliate.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

* Cost for federal income tax purposes is $116,525,821 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 9,365,151
Gross unrealized depreciation    (5,976,191)
                                -----------
Net unrealized appreciation     $ 3,388,960

The accompanying notes are an integral part of these financial statements.

                38 Wells Fargo Advantage WealthBuilder Portfolio


                                          Portfolio of Investments--May 31, 2010


WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

     SHARES       SECURITY NAME                                                                                          VALUE
---------------   -----------------------------------------------------------------------------------------------   ---------------
INVESTMENT COMPANIES: 97.25%
STOCK FUNDS: 54.65%
        676,681   COLUMBIA MARSICO FOCUSED EQUITIES FUND                                                            $    13,012,573
        562,166   DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO                                                             7,808,489
        538,016   DODGE & COX INTERNATIONAL STOCK FUND                                                                   15,564,799
      1,851,282   EATON VANCE LARGE CAP VALUE FUND                                                                       30,175,895
      1,023,250   ING INTERNATIONAL VALUE FUND                                                                           10,406,449
      1,483,899   MFS VALUE FUND                                                                                         30,034,120
      1,760,220   ROYCE PENNSYLVANIA SMALL CAP VALUE FUND                                                                17,373,370
        808,014   T. ROWE PRICE BLUE CHIP GROWTH FUND                                                                    25,880,694
        226,614   T. ROWE PRICE INTERNATIONAL DISCOVERY FUND                                                              7,847,626
      1,556,760   THORNBURG INTERNATIONAL VALUE FUND                                                                     36,661,690
                                                                                                                        194,765,705
                                                                                                                    ---------------
AFFILIATED STOCK FUNDS: 42.59%
      1,589,653   WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND                                                             13,019,258
             NA   WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                           60,697,062
             NA   WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                   25,995,784
      1,381,904   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND                                                            17,273,797
        624,106   WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND                                                             17,431,286
             NA   WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                    17,379,285
                                                                                                                        151,796,472
                                                                                                                    ---------------
TOTAL INVESTMENT COMPANIES (COST $317,140,653)                                                                          346,562,177
                                                                                                                    ---------------

                                                                                               YIELD
                                                                                               -----
SHORT-TERM INVESTMENTS: 2.77%
INVESTMENT COMPANIES: 0.76%
      2,717,342   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)~                               0.17%                     2,717,342
                                                                                                                    ---------------

                                                                                                        MATURITY
   PRINCIPAL                                                                                              DATE
---------------                                                                                        ----------
US TREASURY BILLS: 2.01%
$     7,170,000   US TREASURY BILL###                                                           0.21   11/04/2010         7,163,438
                                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $9,880,780)                                                                            9,880,780
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $327,021,433)*                                                              100.02%                            356,442,957
OTHER ASSETS AND LIABILITIES, NET                                                     (0.02)                                (60,810)
                                                                                     ------                         ---------------
TOTAL NET ASSETS                                                                     100.00%                        $   356,382,147
                                                                                     ======                         ===============

----------
(u)  Rate shown is the 7-day annualized yield at period end.

(l)  Investment in an affiliate.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

##   Zero coupon security. Rate represents yield to maturity.

# All or a portion of this security is segregated as collateral for derivative investments.

* Cost for federal income tax purposes is $340,807,163 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 40,044,487
Gross unrealized depreciation    (24,408,693)
                                ------------
Net unrealized appreciation     $ 15,635,794

The accompanying notes are an integral part of these financial statements.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                40 Wells Fargo Advantage WealthBuilder Portfolio


                              Statements of Assets and Liabilities--May 31, 2010

                                                                 WealthBuilder   WealthBuilder
                                                                  Conservative      Moderate
                                                                   Allocation       Balanced
                                                                   Portfolio       Portfolio
                                                                 -------------   -------------
ASSETS
   Investments
      In unaffiliated investments, at value ..................    $115,435,633    $174,744,880
      In affiliated Master Portfolios, at value ..............     104,066,950     110,809,621
      In affiliated Underlying Funds, at value ...............     221,076,182     185,613,040
                                                                  ------------    ------------
   Total investments, at value (see cost below) ..............     440,578,765     471,167,541
   Cash ......................................................         738,035       1,932,700
   Receivable for Fund shares issued .........................       3,168,116       3,165,068
   Receivable for investment sold ............................               0               0
   Receivable for dividends ..................................         787,986         676,579
   Variation margin receivable on futures contracts ..........         249,550               0
   Prepaid expenses and other assets .........................           6,415               0
                                                                  ------------    ------------
Total assets .................................................     445,528,867     476,941,888
                                                                  ------------    ------------
LIABILITIES
   Payable for daily variation margin on futures contracts ...               0         580,763
   Payable for Funds shares redeemed .........................       1,526,712         898,657
   Payable for investments purchased .........................       1,240,081       1,932,700
   Payable to investment advisor and affiliates ..............         516,613         577,020
   Accrued expenses and other liabilities ....................               0           5,301
                                                                  ------------    ------------
Total liabilities ............................................       3,283,406       3,994,441
                                                                  ------------    ------------
TOTAL NET ASSETS .............................................    $442,245,461    $472,947,447
                                                                  ------------    ------------
NET ASSETS CONSIST OF
   Paid-in capital ...........................................    $439,848,023    $495,073,521
   Undistributed net investment income (loss) ................          83,510       1,187,052
   Accumulated net realized loss on investments ..............     (10,656,080)    (34,557,244)
   Net unrealized appreciation on investments ................      12,970,008      11,244,118
                                                                  ------------    ------------
TOTAL NET ASSETS .............................................    $442,245,461    $472,947,447
                                                                  ------------    ------------
COMPUTATON OF NET ASSET VALUE AND OFFERING PRICE PER SHARE (1)
   Net assets ................................................    $442,245,461    $472,947,447
   Shares outstanding ........................................      43,870,509      47,229,170
   Net asset value and offering price per share ..............    $      10.08    $      10.01
   Maximum offering price per share(2) .......................    $      10.23    $      10.16
                                                                  ------------    ------------
Investments, at cost .........................................    $427,048,913    $458,485,624
                                                                  ------------    ------------

----------
(1.) Each Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/98.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 41


Statements of Assets and Liabilities--May 31, 2010

WealthBuilder   WealthBuilder                   WealthBuilder
    Growth          Growth      WealthBuilder      Tactical
   Balanced       Allocation        Equity          Equity
  Portfolio       Portfolio       Portfolio       Portfolio
-------------   -------------   -------------   -------------


$ 302,958,030    $122,447,739    $ 70,206,484   $ 201,929,143
  155,154,517      55,311,939      29,945,588     104,072,131
  131,959,140      41,524,700      19,762,709      50,441,683
-------------    ------------    ------------   -------------
  590,071,687     219,284,378     119,914,781     356,442,957
    3,320,352       1,271,473         130,594               0
    3,248,701         856,915         209,586         520,603
            0               0          66,476         282,658
      568,522         121,408               0               0
            0               0               0         405,765
            0               0               0               0
-------------    ------------    ------------   -------------
  597,209,262     221,534,174     120,321,437     357,651,983
-------------    ------------    ------------   -------------

    1,157,044         435,469               0               0
    1,028,772         188,520         166,474         767,964
    3,321,210       1,268,313               0               0
      738,035         254,882         133,920         442,764
       57,125          30,133          27,971          59,108
-------------    ------------    ------------   -------------
    6,302,186       2,177,317         328,365       1,269,836
-------------    ------------    ------------   -------------
$ 590,907,076    $219,356,857    $119,993,072   $ 356,382,147
-------------    ------------    ------------   -------------

$ 729,519,245    $270,683,360    $160,377,139   $ 524,173,487
    2,035,921         208,966          (9,073)         77,108
 (161,764,131)    (58,653,096)    (46,642,357)   (205,543,173)
   21,116,041       7,117,627       6,267,363      37,674,725
-------------    ------------    ------------   -------------
$ 590,907,076    $219,356,857    $119,993,072   $ 356,382,147
-------------    ------------    ------------   -------------

$ 590,907,076    $219,356,857    $119,993,072   $ 356,382,147
   61,566,227      23,491,551      13,186,815      32,242,589
$        9.60    $       9.34    $       9.10   $       11.05
$        9.75    $       9.48    $       9.24   $       11.22
-------------    ------------    ------------   -------------
$ 566,040,464    $211,018,824    $113,647,418   $ 327,021,433
-------------    ------------    ------------   -------------

                42 Wells Fargo Advantage WealthBuilder Portfolio


                       Statements of Operations--For the Year Ended May 31, 2010

                                                                         WealthBuilder   WealthBuilder
                                                                          Conservative      Moderate
                                                                           Allocation       Balanced
                                                                           Portfolio       Portfolio
                                                                         -------------   -------------
INVESTMENT INCOME
   Dividends from unaffiliated Underlying Funds ......................    $ 3,643,806     $ 4,665,531
   Dividends from affiliated Underlying Funds ........................      5,899,838       4,880,277
   Interest ..........................................................          9,317          14,669
   Income allocated from affiliated Master Portfolios(1) .............      2,636,227       2,579,004
   Expenses allocated from affiliated Master Portfolios ..............       (335,359)       (515,491)
   Waivers allocated from affiliated Master Portfolios ...............         30,346          37,504
                                                                          -----------     -----------
Total investment income ..............................................     11,884,175      11,661,494
                                                                          -----------     -----------
EXPENSES
   Advisory fees .....................................................        645,189         746,524
   Administration fees ...............................................      1,064,562       1,231,764
   Shareholder servicing fees ........................................        806,487         933,155
   Accounting fees ...................................................          8,833          11,465
   Distribution fees .................................................      2,419,460       2,799,464
   Professional fees .................................................         24,063          34,824
   Registration fees .................................................         21,415          24,354
   Shareholder reports ...............................................         21,412          34,405
   Trustees' fees ....................................................         10,718          13,155
   Other fees and expenses ...........................................         24,501          23,440
                                                                          -----------     -----------
Total expenses .......................................................      5,046,640       5,852,550
                                                                          -----------     -----------
LESS
   Waived fees and/or reimbursed expenses ............................       (210,571)       (253,275)
   Net expenses ......................................................      4,836,069       5,599,275
                                                                          -----------     -----------
Net investment income (loss) .........................................      7,048,106       6,062,219
                                                                          -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Unaffiliated Underlying Funds .....................................     (2,583,791)     (5,418,163)
   Affiliated Underlying Funds .......................................       (152,480)       (560,684)
   Futures transactions ..............................................      3,082,136       7,353,267
   Transactions allocated from Master Portfolios .....................      3,909,294       4,856,135
                                                                          -----------     -----------
Net realized gain (loss) from investments ............................      4,255,159       6,230,555
                                                                          -----------     -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Unaffiliated Underlying Funds .....................................      4,449,581      16,465,600
   Affiliated Underlying Funds .......................................      8,482,192       7,119,060
   Futures transactions ..............................................     (2,115,664)     (5,070,067)
   Transactions allocated from Master Portfolios .....................      1,840,847       3,533,279
                                                                          -----------     -----------
Net change in unrealized appreciation (depreciation) of investments ..     12,656,956      22,047,872
                                                                          -----------     -----------
Net realized and unrealized gain on investments ......................     16,912,115      28,278,427
                                                                          -----------     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................    $23,960,221     $34,340,646
                                                                          -----------     -----------
1. Net foreign withholding taxes allocated from Master Portfolios ....    $     9,988     $    22,099

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 43


Statements of Operations--For the Year Ended May 31, 2010

WealthBuilder   WealthBuilder                   WealthBuilder
    Growth          Growth      WealthBuilder      Tactical
   Balanced       Allocation        Equity          Equity
  Portfolio       Portfolio       Portfolio       Portfolio
-------------   -------------   -------------   -------------

 $  7,435,585    $ 2,290,354     $   674,882     $  2,369,495
    3,939,757        775,910          89,157          185,930
       31,181              0               0           36,813
    3,542,083        964,771         357,380        1,186,214
     (595,846)      (209,224)       (150,892)        (448,435)
       64,584         22,843          14,054           64,267
 ------------    -----------     -----------     ------------
   14,417,344      3,844,654         984,581        3,394,284
 ------------    -----------     -----------     ------------

    1,098,546        390,426         242,103          709,845
    1,812,601        644,202         399,469        1,171,244
    1,373,183        488,032         302,405          886,698
       25,325          5,595           6,566           17,490
    4,119,548      1,464,096         907,885        2,661,918
       26,113         23,859          26,678           44,578
       21,354         24,426          11,616           24,517
       52,454         32,742           8,324           37,521
       11,621         10,088          13,155           14,652
       43,151         33,318          32,203           18,307
 ------------    -----------     -----------     ------------
    8,583,896      3,116,784       1,950,404        5,586,770
 ------------    -----------     -----------     ------------

     (344,860)      (183,932)       (137,444)        (263,041)
    8,239,036      2,932,852       1,812,960        5,323,729
 ------------    -----------     -----------     ------------
    6,178,308        911,802        (828,379)      (1,929,445)
 ------------    -----------     -----------     ------------


  (16,571,466)    (8,111,047)     (3,437,823)     (18,279,762)
     (911,446)      (594,416)     (2,713,571)      (6,941,970)
   19,825,845      6,245,402               0        2,143,677
    6,567,523      2,360,481       1,125,539        1,048,761
 ------------    -----------     -----------     ------------
    8,910,456        (99,580)     (5,025,855)     (22,029,294)
 ------------    -----------     -----------     ------------

   60,719,931     25,483,843      23,624,256       67,310,900
    1,203,092       (823,337)     (2,274,226)      (4,035,542)
  (13,048,371)    (4,308,384)              0        8,253,201
    8,561,346      4,329,107       2,805,892       14,881,554
 ------------    -----------     -----------     ------------
   57,435,998     24,681,229      24,155,922       86,410,113
 ------------    -----------     -----------     ------------
   66,346,454     24,581,649      19,130,067       64,380,819
 ------------    -----------     -----------     ------------
 $ 72,524,762    $25,493,451     $18,301,688     $ 62,451,374
 ------------    -----------     -----------     ------------
 $     46,763    $    23,528     $    15,836     $     46,514

                44 Wells Fargo Advantage WealthBuilder Portfolio


                                             Statements of Changes in Net Assets

                                                                      WEALTHBUILDER CONSERVATIVE
                                                                         ALLOCATION PORTFOLIO
                                                                     ---------------------------
                                                                        For the        For the
                                                                      Year Ended     Year Ended
                                                                     May 31, 2010   May 31, 2009
                                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ..........................................   $206,683,161   $134,803,634
OPERATIONS
   Net investment income .........................................      7,048,106      5,434,870
   Net realized gain (loss) on investments .......................      4,255,159    (14,103,703)
   Net change in unrealized appreciation (depreciation)
      of investments .............................................     12,656,956     (1,070,195)
                                                                     ------------   ------------
Net increase (decrease) in net assets resulting from operations ..     23,960,221     (9,739,028)
                                                                     ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income .........................................     (7,196,750)    (5,460,788)
   Net realized gains ............................................              0       (394,567)
                                                                     ------------   ------------
Total distributions to shareholders ..............................     (7,196,750)    (5,855,355)
                                                                     ------------   ------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold .....................................    278,966,243    136,369,198
   Reinvestment of distributions .................................      6,680,033      5,480,208
   Cost of shares redeemed .......................................    (66,847,447)   (54,375,496)
                                                                     ------------   ------------
Net increase (decrease) in net assets resulting from capital
   share transactions - Total ....................................    218,798,829     87,473,910
                                                                     ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS ............................    235,562,300     71,879,527
                                                                     ============   ============
ENDING NET ASSETS ................................................   $442,245,461   $206,683,161
                                                                     ============   ============
Ending balance of undistributed net investment income ............   $     83,510   $    121,177
                                                                     ------------   ------------
SHARES ISSUED AND REDEEMED
   Shares sold ...................................................     27,820,011     14,637,742
   Shares issued in reinvestment of distributions ................        665,365        604,821
   Shares redeemed ...............................................     (6,651,939)    (5,875,847)
                                                                     ------------   ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ....................................     21,833,437      9,366,716
                                                                     ============   ============

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 45


Statements of Changes in Net Assets

   WEALTHBUILDER MODERATE           WEALTHBUILDER GROWTH
     BALANCED PORTFOLIO              BALANCED PORTFOLIO
----------------------------   -----------------------------
   For the         For the        For the         For the
  Year Ended     Year Ended      Year Ended      Year Ended
 May 31, 2010   May 31, 2009    May 31, 2010    May 31, 2009
-------------   ------------   -------------   -------------

 $249,607,039   $245,103,519   $ 447,000,003   $ 693,612,176

    6,062,219      6,050,238       6,178,308       9,393,038
    6,230,555    (38,304,329)      8,910,456    (164,350,234)

   22,047,872    (13,669,861)     57,435,998     (55,438,865)
 ------------   ------------   -------------   -------------
   34,340,646    (45,923,952)     72,524,762    (210,396,061)
 ------------   ------------   -------------   -------------

   (5,621,795)    (6,246,323)     (5,411,799)    (10,804,296)
            0         (3,981)              0      (4,387,695)
 ------------   ------------   -------------   -------------
   (5,621,795)    (6,250,304)     (5,411,799)    (15,191,991)
 ------------   ------------   -------------   -------------

  263,482,068    122,077,923     179,441,778     107,771,609
    5,386,716      5,973,045       5,241,911      14,746,532
  (74,247,227)   (71,373,192)   (107,889,579)   (143,542,262)
 ------------   ------------   -------------   -------------

  194,621,557     56,677,776      76,794,110     (21,024,121)
 ------------   ------------   -------------   -------------
  223,340,408      4,503,520     143,907,073    (246,612,173)
 ============   ============   =============   =============
 $472,947,447   $249,607,039   $ 590,907,076   $ 447,000,003
 ============   ============   =============   =============
 $  1,187,052   $    653,693   $   2,035,921   $   1,204,810
 ------------   ------------   -------------   -------------

   26,393,068     13,491,974      18,461,600      12,313,490
      542,106        668,351         527,886       1,984,312
   (7,417,133)    (8,049,594)    (11,256,008)    (16,991,369)
 ------------   ------------   -------------   -------------

   19,518,041      6,110,731       7,733,478      (2,693,567)
 ============   ============   =============   =============

                46 Wells Fargo Advantage WealthBuilder Portfolio


                                             Statements of Changes in Net Assets

                                                                         WEALTHBUILDER GROWTH
                                                                         ALLOCATION PORTFOLIO
                                                                     ---------------------------
                                                                        For the        For the
                                                                      Year Ended     Year Ended
                                                                     May 31, 2010   May 31, 2009
                                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ..........................................   $147,690,790   $207,241,321
OPERATIONS
   Net investment income (loss) ..................................        911,802      2,121,433
   Net realized loss on investments ..............................        (99,580)   (56,705,428)
   Net change in unrealized appreciation (depreciation)
      of investments .............................................     24,681,229    (17,967,336)
                                                                     ------------   ------------
Net increase (decrease) in net assets resulting from operations ..     25,493,451    (72,551,331)
                                                                     ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -........................................       (836,094)    (2,200,286)
   Net realized gains ............................................              0     (1,433,788)
                                                                     ------------   ------------
Total distributions to shareholders ..............................       (836,094)    (3,634,074)
                                                                     ------------   ------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold .....................................     82,382,506     51,903,014
   Reinvestment of distributions .................................        815,216      3,547,704
   Cost of shares redeemed .......................................    (36,189,012)   (38,815,844)
                                                                     ------------   ------------
Net increase (decrease) in net assets resulting from capital
   share transactions - Total ....................................     47,008,710     16,634,874
                                                                     ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS ............................     71,666,067    (59,550,531)
                                                                     ============   ============
ENDING NET ASSETS ................................................   $219,356,857   $147,690,790
                                                                     ============   ============
Ending balance of undistributed net investment income (loss) .....   $    208,966   $    121,972
                                                                     ------------   ------------
SHARES ISSUED AND REDEEMED
   Shares sold ...................................................      8,765,187      6,127,060
   Shares issued in reinvestment of distributions ................         83,526        501,222
   Shares redeemed ...............................................     (3,870,140)    (4,727,846)
                                                                     ------------   ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING
   FROM CAPITAL SHARE TRANSACTIONS ...............................      4,978,573      1,900,436
                                                                     ============   ============

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 47


Statements of Changes in Net Assets

    WEALTHBUILDER EQUITY         WEALTHBUILDER TACTICAL
         PORTFOLIO                  EQUITY PORTFOLIO
---------------------------   ----------------------------
   For the        For the        For the        For the
 Year Ended     Year Ended     Year Ended      Year Ended
May 31, 2010   May 31, 2009   May 31, 2010    May 31, 2009
------------   ------------   ------------   -------------

$104,334,418   $187,597,369   $304,769,871   $ 582,572,237

    (828,379)       (93,135)    (1,929,445)        (34,736)
  (5,025,855)   (41,059,697)   (22,029,294)   (182,825,141)

  24,155,922    (22,488,116)    86,410,113     (36,464,620)
------------   ------------   ------------   -------------
  18,301,688    (63,640,948)    62,451,374    (219,324,497)
------------   ------------   ------------   -------------

           0        (75,536)             0        (371,084)
           0     (5,596,941)             0     (22,001,119)
------------   ------------   ------------   -------------
           0     (5,672,477)             0     (22,372,203)
------------   ------------   ------------   -------------

  19,706,364     16,995,717     59,747,071      55,140,646
           0      5,477,787              0      21,832,463
 (22,349,398)   (36,423,030)   (70,586,169)   (113,078,775)
------------   ------------   ------------   -------------

  (2,643,034)   (13,949,526)   (10,839,098)    (36,105,666)
------------   ------------   ------------   -------------
  15,658,654    (83,262,951)    51,612,276    (277,802,366)
============   ============   ============   =============
$119,993,072   $104,334,418   $356,382,147   $ 304,769,871
============   ============   ============   =============
$     (9,073)  $      3,772   $     77,108   $      54,188
------------   ------------   ------------   -------------

   2,113,893      2,091,938      5,379,320       5,260,283
           0        804,116              0       2,714,284
  (2,447,011)    (4,321,329)    (6,529,307)    (11,475,821)
------------   ------------   ------------   -------------

    (333,118)    (1,425,275)    (1,149,987)     (3,501,254)
============   ============   ============   =============

                48 Wells Fargo Advantage WealthBuilder Portfolio


                                                            Financial Highlights

                                                                                     Net Realized
                                                                                          and
                                                         Beginning                    Unrealized    Distributions   Distributions
                                                         Net Asset        Net         Gain (Loss)      from Net        from Net
                                                         Value Per     Investment         on          Investment       Realized
                                                           Share     Income (Loss)    Investments       Income          Gains
                                                         ---------   -------------   ------------   -------------   -------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
June 1, 2009 to May 31, 2010...........................    $ 9.38         0.21            0.71          (0.22)           0.00
June 1, 2008 to May 31, 2009...........................    $10.64         0.31           (1.23)         (0.32)          (0.02)
June 1, 2007 to May 31, 2008...........................    $10.84         0.33           (0.01)         (0.32)          (0.20)
June 1, 2006 to May 31, 2007...........................    $10.31         0.27            0.60          (0.28)          (0.06)
June 1, 2005 to May 31, 2006...........................    $10.21         0.21            0.11          (0.21)          (0.01)
WEALTHBUILDER MODERATE BALANCED PORTFOLIO
June 1, 2009 to May 31, 2010...........................    $ 9.01         0.15            1.00          (0.15)           0.00
June 1, 2008 to May 31, 2009...........................    $11.35         0.24           (2.32)         (0.26)           0.00(3)
June 1, 2007 to May 31, 2008...........................    $12.00         0.29           (0.30)         (0.29)          (0.35)
June 1, 2006 to May 31, 2007...........................    $10.95         0.21            1.15          (0.20)          (0.11)
June 1, 2005 to May 31, 2006...........................    $10.42         0.14            0.54          (0.13)          (0.02)
WEALTHBUILDER GROWTH BALANCED PORTFOLIO
June 1, 2009 to May 31, 2010...........................    $ 8.30         0.10            1.29          (0.09)           0.00
June 1, 2008 to May 31, 2009...........................    $12.27         0.17           (3.86)         (0.20)          (0.08)
June 1, 2007 to May 31, 2008...........................    $13.85         0.27           (0.79)         (0.25)          (0.81)
June 1, 2006 to May 31, 2007...........................    $12.45         0.14            1.99          (0.13)          (0.60)
June 1, 2005 to May 31, 2006...........................    $11.76         0.15            1.12          (0.14)          (0.44)
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO
June 1, 2009 to May 31, 2010...........................    $ 7.98         0.04            1.36          (0.04)           0.00
June 1, 2008 to May 31, 2009...........................    $12.47         0.12           (4.41)         (0.12)          (0.08)
June 1, 2007 to May 31, 2008...........................    $13.99         0.20           (0.99)         (0.19)          (0.54)
June 1, 2006 to May 31, 2007...........................    $11.93         0.08            2.23          (0.07)          (0.18)
June 1, 2005 to May 31, 2006...........................    $10.70         0.02            1.30          (0.03)          (0.06)
WEALTHBUILDER EQUITY PORTFOLIO
June 1, 2009 to May 31, 2010...........................    $ 7.72        (0.06)           1.44           0.00            0.00
June 1, 2008 to May 31, 2009...........................    $12.55        (0.01)          (4.39)         (0.01)          (0.42)
June 1, 2007 to May 31, 2008...........................    $15.11         0.11           (1.36)         (0.10)          (1.21)
June 1, 2006 to May 31, 2007...........................    $13.00        (0.02)           2.64           0.00           (0.51)
June 1, 2005 to May 31, 2006...........................    $11.44        (0.04)           1.60           0.00            0.00
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO
June 1, 2009 to May 31, 2010...........................    $ 9.13        (0.06)           1.98           0.00            0.00
June 1, 2008 to May 31, 2009...........................    $15.79        (0.01)          (5.98)         (0.01)          (0.66)
June 1, 2007 to May 31, 2008...........................    $18.72         0.22           (1.49)         (0.21)          (1.45)
June 1, 2006 to May 31, 2007...........................    $15.48         0.02            3.54           0.00(3)        (0.32)
June 1, 2005 to May 31, 2006...........................    $13.01        (0.04)           2.51           0.00            0.00

----------
(1.) These ratios do not include expenses from the Underlying Funds.

(2.) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.

(3.) Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage WealthBuilder Portfolio 49


Financial Highlights

                             Ratio
              to Average Net Assets (Annualized)
            --------------------------------------
  Ending        Net
Net Asset   Investment                                           Portfolio    Net Assets at
Value Per     Income        Gross          Net         Total      Turnover    End of Period
  Share       (Loss)     Expenses(1)   Expenses(1)   Return(2)      Rate     (000's omitted)
---------   ----------   -----------   -----------   ---------   ---------   ---------------

  $10.08       2.18%         1.56%         1.50%        9.87%       157%         $442,245
  $ 9.38       3.43%         1.56%         1.50%       (8.47)%      153%         $206,683
  $10.64       3.06%         1.59%         1.50%        3.04%       135%         $134,804
  $10.84       2.67%         1.60%         1.50%        8.58%       190%         $ 70,051
  $10.31       2.30%         1.62%         1.50%        3.29%       163%         $ 40,290

  $10.01       1.62%         1.57%         1.50%       12.81%       130%         $472,947
  $ 9.01       2.76%         1.57%         1.50%      (18.25)%      134%         $249,607
  $11.35       2.61%         1.57%         1.50%       (0.14)%      109%         $245,104
  $12.00       2.00%         1.56%         1.50%       12.66%       149%         $145,930
  $10.95       1.60%         1.60%         1.50%        6.62%       152%         $ 69,826

  $ 9.60       1.12%         1.56%         1.50%       16.75%       120%         $590,907
  $ 8.30       1.95%         1.56%         1.50%      (29.76)%      142%         $447,000
  $12.27       2.07%         1.57%         1.50%       (4.00)%      104%         $693,612
  $13.85       1.18%         1.53%         1.50%       17.58%       143%         $620,020
  $12.45       1.13%         1.53%         1.50%       10.88%       139%         $449,306

  $ 9.34       0.47%         1.60%         1.50%       17.51%        97%         $219,357
  $ 7.98       1.42%         1.59%         1.50%      (34.13)%      119%         $147,691
  $12.47       1.59%         1.58%         1.50%       (5.84)%       76%         $207,241
  $13.99       0.64%         1.58%         1.50%       19.51%        95%         $148,309
  $11.93       0.08%         1.63%         1.50%       12.27%       108%         $ 68,042

  $ 9.10      (0.68)%        1.61%         1.50%       17.88%        46%         $119,993
  $ 7.72      (0.08)%        1.61%         1.50%      (34.63)%       62%         $104,334
  $12.55       0.73%         1.59%         1.50%       (8.75)%       37%         $187,597
  $15.11      (0.14)%        1.58%         1.50%       20.54%        43%         $207,401
  $13.00      (0.34)%        1.59%         1.50%       13.64%        70%         $154,909

  $11.05      (0.54)%        1.57%         1.50%       21.03%        89%         $356,382
  $ 9.13      (0.01)%        1.57%         1.50%      (37.36)%      123%         $304,770
  $15.79       1.28%         1.57%         1.50%       (7.31)%       47%         $582,572
  $18.72       0.08%         1.56%         1.50%       23.20%        50%         $513,947
  $15.48      (0.30)%        1.55%         1.50%       18.99%        76%         $269,225

                50 Wells Fargo Advantage WealthBuilder Portfolio


                                                   Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). These financial statements report on the following funds: Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio ("WealthBuilder Conservative Allocation Portfolio"), Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio ("WealthBuilder Moderate Balanced Portfolio"), Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio ("WealthBuilder Growth Balanced Portfolio"), Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio ("WealthBuilder Growth Allocation Portfolio"), Wells Fargo Advantage WealthBuilder Equity Portfolio ("WealthBuilder Equity Portfolio"), and Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio ("WealthBuilder Tactical Equity Portfolio") (each, a "Fund", collectively, the "Funds"). Each Fund, is a diversified series of the Trust, a Delaware statutory trust organized on March 10, 1999.

The Funds each seek to achieve their investment objectives by allocating their assets across asset classes of stocks, bonds and money market instruments by investing in a number of affiliated and unaffiliated funds (collectively, "Underlying Funds"). The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. The investments in affiliated Underlying Funds may also include investments in one or more separate diversified portfolios (each, a "Master Portfolio", collectively, the "Master Portfolios") of Wells Fargo Master Trust, a registered open-end investment management company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investment and records daily its share of the Master Portfolio's income, expense and realized and unrealized gains and losses. The financial statements and financial highlights for the Underlying Funds are presented in separate financial statements and may be obtained from Wells Fargo Investor Services or from the servicing agent of the unaffiliated funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

SECURITIES VALUATION

Investments in underlying open-end mutual funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading. Investments in the Master Portfolios are valued daily based on each Fund's proportionate share of each Master Portfolio's net assets, which are also valued daily.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

                Wells Fargo Advantage WealthBuilder Portfolio 51


Notes to Financial Statements

FUTURES CONTRACTS

Certain Funds may be subject to interest rate risk and/or equity price risk in the normal course of pursuing its investment objectives. The Funds may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income dividends and capital gain distributions from Underlying Funds are recorded on the ex-dividend date. Capital gain distributions from Underlying Funds are treated as realized gains. Each Fund records on a daily basis its proportionate share of each Master Portfolio's interest and dividend income in addition to expenses and realized and unrealized gains and losses.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At May 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

                                                        Undistributed        Accumulated Net
                                                    (Overdistributed) Net     Realized Loss
                                                  Investment Income (Loss)    on Investments   Paid-in Capital
                                                  ------------------------   ---------------   ---------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO          $  110,977             $(128,470)       $    17,493
WEALTHBUILDER MODERATE BALANCED PORTFOLIO                    92,935               (92,935)                 0
WEALTHBUILDER GROWTH BALANCED PORTFOLIO                      64,602               (64,602)                 0
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO                    11,286               (14,011)             2,725
WEALTHBUILDER EQUITY PORTFOLIO                              815,534              (457,711)          (357,823)
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                   1,952,365                 3,228         (1,955,593)

                52 Wells Fargo Advantage WealthBuilder Portfolio


                                                   Notes to Financial Statements

FEDERAL AND OTHER TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund's income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

At May 31, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

                                                          Expiration
                                                  --------------------------
                                                      2017          2018
                                                  -----------   ------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO   $ 3,040,712   $  1,520,765
WEALTHBUILDER MODERATE BALANCED PORTFOLIO          11,827,450     13,307,402
WEALTHBUILDER GROWTH BALANCED PORTFOLIO            44,040,467     90,147,871
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO          14,320,404     34,312,132
WEALTHBUILDER EQUITY PORTFOLIO                      5,904,385     37,702,486
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO            63,879,487    119,547,647

At May 31, 2010, deferred post-October capital losses which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                                    Deferred
                                                  Post-October
                                                  Capital Loss
                                                  ------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO    $  151,071
WEALTHBUILDER MODERATE BALANCED PORTFOLIO           2,607,796
WEALTHBUILDER GROWTH BALANCED PORTFOLIO             2,506,493
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO             681,509
WEALTHBUILDER EQUITY PORTFOLIO                        166,156

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund's investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund's investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

                Wells Fargo Advantage WealthBuilder Portfolio 53


Notes to Financial Statements

As of May 31, 2010, the inputs used in valuing the Funds' assets, which are carried at fair value, were as follows:

                                                                  Significant
                                                                     Other       Significant
                                                     Quoted       Observable    Unobservable
                                                     Prices         Inputs         Inputs
INVESTMENTS IN SECURITIES                           (Level 1)      (Level 2)      (Level 3)        Total
-------------------------                         ------------   ------------   ------------   ------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
   EQUITY SECURITIES
      INVESTMENT COMPANIES                        $334,527,865   $104,066,950        $0        $438,594,815
   U.S. TREASURY OBLIGATIONS                         1,983,950              0         0           1,983,950
                                                  $336,511,815   $104,066,950        $0        $440,578,765
WEALTHBUILDER MODERATE BALANCED PORTFOLIO
   EQUITY SECURITIES
      INVESTMENT COMPANIES                        $355,740,563   $110,809,621        $0        $466,550,184
   U.S. TREASURY OBLIGATIONS                         4,617,357              0         0           4,617,357
                                                  $360,357,920   $110,809,621        $0        $471,167,541
WEALTHBUILDER GROWTH BALANCED PORTFOLIO
   EQUITY SECURITIES
      INVESTMENT COMPANIES                        $425,682,411   $155,154,517        $0        $580,836,928
   U.S. TREASURY OBLIGATIONS                         9,234,759              0         0           9,234,759
                                                  $434,917,170   $155,154,517        $0        $590,071,687
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO
   EQUITY SECURITIES
      INVESTMENT COMPANIES                        $160,489,436   $ 55,311,939        $0        $215,801,375
   U.S. TREASURY OBLIGATIONS                         3,483,003              0         0           3,483,003
                                                  $163,972,439   $ 55,311,939        $0        $219,284,378
WEALTHBUILDER EQUITY PORTFOLIO
   EQUITY SECURITIES
      INVESTMENT COMPANIES                        $ 89,969,193   $ 29,945,588        $0        $119,914,781
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO
   EQUITY SECURITIES
      INVESTMENT COMPANIES                        $245,207,388   $104,072,131        $0        $349,279,519
   U.S. TREASURY OBLIGATIONS                         7,163,438              0         0           7,163,438
                                                  $252,370,826   $104,072,131        $0        $356,442,957

Further details on the major security types listed above can be found in the each Fund's Portfolio of Investments.

                54 Wells Fargo Advantage WealthBuilder Portfolio


                                                   Notes to Financial Statements

As of May 31, 2010, the input used in valuing the Funds' other financial instruments, which are carried at fair value, were as follows:

                                                                  Significant
                                                                     Other       Significant
                                                     Quoted       Observable    Unobservable
                                                     Prices         Inputs         Inputs
                                                    (Level 1)      (Level 2)      (Level 3)        Total
                                                  ------------   ------------   ------------   ------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO
   Futures contracts                               $  (559,844)       $0             $0         $  (559,844)
WEALTHBUILDER MODERATE BALANCED PORTFOLIO
   Futures contracts                                (1,437,799)        0              0          (1,437,799)
WEALTHBUILDER GROWTH BALANCED PORTFOLIO
   Futures contracts                                (2,915,182)        0              0          (2,915,182)
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO
   Futures contracts                                (1,147,927)        0              0          (1,147,927)
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO
   Futures contracts                                 8,253,201         0              0           8,253,201

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is paid an annual advisory fee starting at 0.20% and declining to 0.15% as the average daily net assets of each Fund increases. For the year ended May 31, 2010, the advisory fee for each Fund was equivalent to an annual rate of 0.20% of each Fund's average daily net assets.

Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser.

Funds Management also serves as the advisor to, and is entitled to receive a fee from each Master Portfolio and affiliated Underlying Fund.

Wells Capital Management Incorporated, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser to the Funds.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund an annual fee starting at 0.33% and declining to 0.31% as the average daily net assets of each Fund increases. For the year ended May 31, 2010, the administrative fee for each Fund was equivalent to annual rate of 0.33% of each Fund's average daily net asset.

Funds Management has contractually waived and/or reimbursed advisory and administration fees during the year ended May 31, 2010 to the extent necessary to maintain certain net operating expense ratios for the Funds.

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for the each Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of its average daily net assets.

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged a fee at an annual rate of 0.25% of its average daily net assets.

                Wells Fargo Advantage WealthBuilder Portfolio 55


Notes to Financial Statements

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo & Company.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended May 31, 2010, were as follows:

                                                    Purchases at       Sales
                                                        Cost         Proceeds
                                                    ------------   ------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO**   $699,260,756   $522,377,483
WEALTHBUILDER MODERATE BALANCED PORTFOLIO**          642,712,307    492,645,409
WEALTHBUILDER GROWTH BALANCED PORTFOLIO**            701,920,379    653,697,691
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO**          216,320,139    188,848,787
WEALTHBUILDER EQUITY PORTFOLIO**                      55,929,344     67,094,666
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO**            289,966,454    301,284,954

** The Fund seeks to achieve its investment objective by investing some or all of its investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund's ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio's purchases and sales.

Purchases and sales of the affiliated and unaffiliated underlying Funds in which the Funds invest are actual aggregate purchases and sales of those funds.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2010, the Funds entered into futures contracts for purpose of implementing tactical shifts based on quantitative models.

At May 31, 2010, the Funds had long/short futures contracts outstanding as follows:

                                                                                         Initial                  Net Unrealized
                                           Expiration                                   Contract      Value at     Appreciation/
                                              Date      Contracts         Type           Amount     May 31, 2010  (Depreciation)
                                           ----------  -----------  ----------------  ------------  ------------  --------------
WEALTHBUILDER CONSERVATIVE ALLOCATION
PORTFOLIO                                  06/17/2010     67 Long     S&P 500 Index   $ 19,026,325  $ 18,232,375   $  (793,950)
                                           09/21/2010    176 Short  US Treasury Bond   (21,821,606)  (21,587,500)      234,106
WEALTHBUILDER MODERATE BALANCED PORTFOLIO  06/17/2010    158 Long     S&P 500 Index     44,929,775    42,995,750    (1,934,025)
                                           09/21/2010    384 Short  US Treasury Bond   (47,596,226)  (47,100,000)      496,226
WEALTHBUILDER GROWTH BALANCED PORTFOLIO    06/17/2010    318 Long     S&P 500 Index     90,368,975    86,535,750    (3,833,225)
                                           09/21/2010    723 Short  US Treasury Bond   (89,598,512)  (88,680,469)      918,043
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO  06/17/2010    120 Long     S&P 500 Index     34,143,525    32,655,000    (1,488,525)
                                           09/21/2010    267 Short  US Treasury Bond   (33,089,817)  (32,749,219)      340,598
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO    06/17/2010    936 Long     S&P 500 Index     80,467,639    78,978,205    (1,489,434)
                                           06/18/2010  1,005 Short  US Treasury Bond   (77,680,635)  (67,938,000)    9,742,635

The WealthBuilder Conservative Allocation Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Growth Allocation Portfolio, and WealthBuilder Tactical Equity Portfolio had average contract amounts of $30,338,693, $70,770,920, $160,040,722, $56,414,348,
and $217,114,796, respectively in futures contracts during the year ended May 31, 2010.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2010 was as follows for the WealthBuilder Conservative Allocation Portfolio:

                                      ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                          ----------------------------------------   ----------------------------------------
                             Balance Sheet Location     Fair Value      Balance Sheet Location     Fair Value
                          ---------------------------   ----------   ---------------------------   ----------
Equity contracts                                                     Net Assets - Net unrealized
                                                                     depreciation of investments    $(793,950)
Interest rate contracts   Net Assets - Net unrealized
                          appreciation of investments    $234,106

                56 Wells Fargo Advantage WealthBuilder Portfolio


                                                   Notes to Financial Statements

The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2010 was as follows for the WealthBuilder Conservative Allocation
Portfolio:

                                                         Change in Unrealized
                          Amount of Realized Gains or       Appreciation or
                             Losses on Derivatives           Depreciation
                                    Futures             on Derivatives Futures
                          ---------------------------   ----------------------
Equity contracts                  $ 4,890,239                $(2,553,549)
Interest rate contracts            (1,808,103)                   437,885
                                  $ 3,082,136                $(2,115,664)

The fair value of derivative instruments as of May 31, 2010 was as follows for the WealthBuilder Moderate Balanced Portfolio:

                                      ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                          ----------------------------------------   -----------------------------------------
                             Balance Sheet Location     Fair Value      Balance Sheet Location      Fair Value
                          ---------------------------   ----------   ---------------------------   -----------
Equity contracts                                                     Net Assets - Net unrealized
                                                                     depreciation of investments   $(1,934,025)
Interest rate contracts   Net Assets - Net unrealized
                          appreciation of investments    $496,226

The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2010 was as follows for the WealthBuilder Moderate Balanced
Portfolio:

                                                         Change in Unrealized
                          Amount of Realized Gains or       Appreciation or
                             Losses on Derivatives           Depreciation
                                    Futures             on Derivatives Futures
                          ---------------------------   ----------------------
Equity contracts                  $11,471,613                $(6,055,016)
Interest rate contracts            (4,118,346)                   984,949
                                  $ 7,353,267                $(5,070,067)

The fair value of derivative instruments as of May 31, 2010 was as follows for the WealthBuilder Growth Balanced Portfolio:

                                      ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                          ----------------------------------------   -----------------------------------------
                             Balance Sheet Location     Fair Value      Balance Sheet Location      Fair Value
                          ---------------------------   ----------   ---------------------------   -----------
Equity contracts                                                     Net Assets - Net unrealized
                                                                     depreciation of investments   $(3,833,225)
Interest rate contracts   Net Assets - Net unrealized
                          appreciation of investments    $918,043

The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2010 was as follows for the WealthBuilder Growth Balanced
Portfolio:

                                                         Change in Unrealized
                          Amount of Realized Gains or       Appreciation or
                             Losses on Derivatives           Depreciation
                                    Futures             on Derivatives Futures
                          ---------------------------   ----------------------
Equity contracts                  $28,954,794                $(15,278,862)
Interest rate contracts            (9,128,949)                  2,230,491
                                  $19,825,845                $(13,048,371)

                Wells Fargo Advantage WealthBuilder Portfolio 57


Notes to Financial Statements

The fair value of derivative instruments as of May 31, 2010 was as follows for the WealthBuilder Growth Allocation Portfolio:

                                      ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                          ----------------------------------------   -----------------------------------------
                             Balance Sheet Location     Fair Value      Balance Sheet Location      Fair Value
                          ---------------------------   ----------   ---------------------------   -----------
Equity contracts                                                     Net Assets - Net unrealized
                                                                     depreciation of investments   $(1,488,525)
Interest rate contracts   Net Assets - Net unrealized
                          appreciation of investments    $340,598

The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2010 was as follows for the WealthBuilder Growth Allocation
Portfolio:

                                                         Change in Unrealized
                          Amount of Realized Gains or       Appreciation or
                             Losses on Derivatives           Depreciation
                                    Futures             on Derivatives Futures
                          ---------------------------   ----------------------
Equity contracts                  $ 9,492,629                $(5,075,574)
Interest rate contracts            (3,247,227)                   767,190
                                  $ 6,245,402                $(4,308,384)

The fair value of derivative instruments as of May 31, 2010 was as follows for the WealthBuilder Tactical Equity Portfolio:

                                      ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                          ----------------------------------------   -----------------------------------------
                             Balance Sheet Location     Fair Value      Balance Sheet Location      Fair Value
                          ---------------------------   ----------   ---------------------------   -----------
Equity contracts                                                     Net Assets - Net unrealized
                                                                     depreciation of investments   $(1,489,434)
Interest rate contracts   Net Assets - Net unrealized
                          appreciation of investments   $9,742,635

The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2010 was as follows for the WealthBuilder Tactical Equity
Portfolio:

                                                         Change in Unrealized
                          Amount of Realized Gains or       Appreciation or
                             Losses on Derivatives           Depreciation
                                    Futures             on Derivatives Futures
                          ---------------------------   ----------------------
Equity contracts                  $ 24,336,866               $(1,489,434)
Interest rate contracts            (22,193,189)                9,742,635
                                  $  2,143,677               $ 8,253,201

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Pursuant to the agreement entered into on September 8, 2009, interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.15% of the unused balance, which is allocated pro rata. Prior to September 8, 2009, the Funds participated in a $150,000,000 revolving credit agreement with the Bank of New York Mellon and paid interest at a rate equal to the Federal Funds rate plus 0.60% and an annual commitment fee equal to 0.15% of the unused balance, which was allocated on a pro rata basis.

For the year ended May 31, 2010, there were no borrowings by any Fund under the agreement.

                58 Wells Fargo Advantage WealthBuilder Portfolio


                                                   Notes to Financial Statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2010, and May 31, 2009, were as follows:

                                                                                  Long-Term
                                                       Ordinary Income          Capital Gain
                                                  ------------------------   ------------------
                                                     2010          2009      2010       2009
                                                  ----------   -----------   ----   -----------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO   $7,196,750   $ 5,461,182     0    $   394,173
WEALTHBUILDER MODERATE BALANCED PORTFOLIO          5,621,795     6,246,816     0          3,488
WEALTHBUILDER GROWTH BALANCED PORTFOLIO            5,411,799    10,807,436     0      4,384,555
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO            836,094     2,596,582     0      1,037,492
WEALTHBUILDER EQUITY PORTFOLIO                             0        75,536     0      5,596,941
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                    0       372,419     0     21,999,784

As of May 31, 2010, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of losses on wash sales.

                                                  Undistributed     Unrealized
                                                    Ordinary       Appreciation    Capital Loss
                                                      Income      (Depreciation)  Carryforward*
                                                  -------------   -------------   -------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO     $   69,318     $ 7,040,668    $  (4,712,548)
WEALTHBUILDER MODERATE BALANCED PORTFOLIO            1,172,352       4,444,222      (27,742,648)
WEALTHBUILDER GROWTH BALANCED PORTFOLIO              1,983,518      (3,900,856)    (136,694,831)
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO              199,223      (2,211,681)     (49,314,045)
WEALTHBUILDER EQUITY PORTFOLIO                               0       3,388,960      (43,773,027)
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                      0      15,635,794     (183,427,134)

* This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

9. INDEMNIFICATION

Under the Trust's organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

                Wells Fargo Advantage WealthBuilder Portfolio 59


Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio, Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio, Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio, Wells Fargo Advantage WealthBuilder Equity Portfolio, and Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio, six of the funds constituting the Wells Fargo Funds Trust (collectively the "Funds"), as of May 31, 2010, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of May 31, 2010, the results of their operations for the year then ended, changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.


                                        (KPMG LLP)

Boston, Massachusetts
July 29, 2010

                60 Wells Fargo Advantage WealthBuilder Portfolio


                                                   Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

TAX INFORMATION

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Portfolios listed below designates a percentage of its ordinary income dividends distributed during the year ended May 31, 2010 as qualifying for the corporate dividends-received deduction:

                                                  Dividend-Received
                                                   Deduction (% of
                                                   ordinary income
                                                     dividends)
                                                  -----------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO          2.04%
WEALTHBUILDER MODERATE BALANCED PORTFOLIO                5.42%
WEALTHBUILDER GROWTH BALANCED PORTFOLIO                 12.82%
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO               35.54%

Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Portfolios listed below designate the following amounts of their income dividends paid during the year ended May 31, 2010 as qualified dividend income (QDI):

                                                  Qualified Dividend
                                                        Income
                                                  ------------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO       $  248,112
WEALTHBUILDER MODERATE BALANCED PORTFOLIO                499,796
WEALTHBUILDER GROWTH BALANCED PORTFOLIO                1,094,541
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO                485,711

Pursuant to Section 871(k)(1)(C) of the Internal Revenue Code, the following Portfolios listed below designate the following amounts of their income dividends paid during the year ended May 31, 2010, as interest-related dividends:

                                                  Interest-Related
                                                      Dividends
                                                  ----------------
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO      $1,423,345
WEALTHBUILDER MODERATE BALANCED PORTFOLIO               885,566
WEALTHBUILDER GROWTH BALANCED PORTFOLIO                 827,736
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO                95,721

                Wells Fargo Advantage WealthBuilder Portfolio 61


Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite
900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust") and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information(1) of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 132 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"), except that the person occupying the office of Treasurer varies for specified Funds. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INDEPENDENT TRUSTEES

                      Position Held and
Name and Age         Length of Service(2)     Principal Occupations During Past Five Years    Other Directorships
------------        ----------------------   ----------------------------------------------   -------------------
Peter G. Gordon     Trustee, since 1998;     Co-Founder, Chairman, President and CEO of       None
67                  Chairman, since 2005     Crystal Geyser. Water Company.
                    (Lead Trustee since
                    2001)

Isaiah Harris, Jr.  Advisory Board           Retired. Prior thereto, President and CEO of     CIGNA Corporation;
57                  Trustee, since 2008      BellSouth Advertising and Publishing Corp from   Deluxe Corporation
                                             2005 to 2007, President and CEO of BellSouth
                                             Enterprises from 2004 to 2005 and President of
                                             BellSouth Consumer Services from 2000 to 2003.
                                             Currently a member of the Iowa State
                                             University Foundation Board of Governors and a
                                             member of the Advisory Board of Iowa State
                                             University School of Business.

Judith M. Johnson   Trustee, since 2008      Retired. Prior thereto, Chief Executive           None
61                                           Officer and Chief Investment Officer of
                                             Minneapolis Employees Retirement Fund from
                                             1996 to 2008. Ms. Johnson is a certified
                                             public accountant and a certified managerial
                                             accountant.

David F. Larcker    Advisory Board           James Irvin Miller Professor of Accounting at    None
59                  Trustee, since 2008      the Graduate School of Business, Stanford
                                             University, Director of Corporate Governance
                                             Research Program and Co-Director of The Rock
                                             Center for Corporate Governance since 2006.
                                             From 2005 to 2008, Professor of Accounting at
                                             the Graduate School of Business, Stanford
                                             University. Prior thereto, Ernst & Young
                                             Professor of Accounting at The Wharton School,
                                             University of Pennsylvania from 1985 to 2005.

Olivia S. Mitchell  Trustee, since 2006      Professor of Insurance and Risk Management,      None
57                                           Wharton School, University of Pennsylvania.
                                             Director of the Boettner Center on Pensions
                                             and Retirement Research. Research associate
                                             and board member, Penn Aging Research Center.
                                             Research associate, National Bureau of
                                             Economic Research.

                62 Wells Fargo Advantage WealthBuilder Portfolio


                                                   Other Information (Unaudited)

                      Position Held and
Name and Age         Length of Service(2)     Principal Occupations During Past Five Years    Other Directorships
------------        ----------------------   ----------------------------------------------   -------------------
Timothy J. Penny    Trustee, since 1996      President and CEO of Southern Minnesota          None
58                                           Initiative Foundation, a non-profit
                                             organization, since 2007 and Senior Fellow at
                                             the Humphrey Institute Policy Forum at the
                                             University of Minnesota since 1995. Member of
                                             the Board of Trustees of NorthStar Education
                                             Finance, Inc., a non-profit organization,
                                             since 2007.

Donald C. Willeke   Trustee, since 1996      Principal of the law firm of Willeke &           None
69                                           Daniels. General Counsel of the Minneapolis
                                             Employees Retirement Fund from 1984 to
                                             present.

OFFICERS

                      Position Held and
Name and Age         Length of Service(2)     Principal Occupations During Past Five Years    Other Directorships
------------        ----------------------   ----------------------------------------------   -------------------
Karla M. Rabusch    President, since 2003    Executive Vice President of Wells Fargo Bank,    None
51                                           N.A. and President of Wells Fargo Funds
                                             Management, LLC since 2003. Senior Vice
                                             President and Chief Administrative Officer of
                                             Wells Fargo Funds Management, LLC from 2001 to
                                             2003.

C. David Messman    Secretary, since 2000;   Senior Vice President and Secretary of Wells     None
49                  Chief Legal Counsel,     Fargo Funds Management, LLC since 2001. Vice
                    since 2003               President and Managing Senior Counsel of Wells
                                             Fargo Bank, N.A. since 1996.

Kasey Phillips(3)   Treasurer, since 2009    Senior Vice President of Evergreen Investment    None
39                                           Management Company, LLC since 2006 and
                                             currently the Treasurer of the Evergreen Funds
                                             since 2005. Vice President and Assistant Vice
                                             President of Evergreen Investment Services,
                                             Inc. from 1999 to 2006.

David Berardi(4)    Assistant Treasurer,     Vice President of Evergreen Investment           None
34                  since 2009               Management Company, LLC since 2008. Assistant
                                             Vice President of Evergreen Investment
                                             Services, Inc. from 2004 to 2008. Manager of
                                             Fund Reporting and Control for Evergreen
                                             Investment Management Company, LLC since 2004.

Jeremy DePalma(4)   Assistant Treasurer,     Senior Vice President of Evergreen Investment    None
36                  since 2009               Management Company, LLC since 2008. Vice
                                             President, Evergreen Investment Services, Inc.
                                             from 2004 to 2007. Assistant Vice President,
                                             Evergreen Investment Services, Inc. from 2000
                                             to 2004 and the head of the Fund Reporting and
                                             Control Team within Fund Administration since
                                             2005.

Debra Ann Early     Chief Compliance         Chief Compliance Officer of Wells Fargo Funds    None
45                  Officer, since 2007      Management, LLC since 2007. Chief Compliance
                                             Officer of Parnassus Investments from 2005 to
                                             2007. Chief Financial Officer of Parnassus
                                             Investments from 2004 to 2007 and Senior Audit
                                             Manager of PricewaterhouseCoopers LLP from
                                             1998 to 2004.

----------
(1.) The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective November 1, 2009.

(4.) Treasurer during the period from June 1, 2009 to October 31, 2009.
     Assistant Treasurer effective November 1, 2009.

                Wells Fargo Advantage WealthBuilder Portfolio 63


Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO, WEALTHBUILDER EQUITY PORTFOLIO, WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO, WEALTHBUILDER GROWTH BALANCED PORTFOLIO, WEALTHBUILDER MODERATE BALANCED PORTFOLIO AND WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), all of the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will meet in person to review and consider the continuation of any investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio and WealthBuilder Tactical Equity Portfolio (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 25-26, 2010 (the "Meeting"), the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over the course of interacting with Funds Management and Wells Capital Management about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2009. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the "Universe") that was determined by Lipper Inc. ("Lipper") to be similar to the Funds, and in comparison to each Fund's benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

                64 Wells Fargo Advantage WealthBuilder Portfolio


                                                   Other Information (Unaudited)

The Board noted that the performance of the WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio and WealthBuilder Moderate Balanced Portfolio was higher than or not appreciably lower than the median performance of each Fund's Universe for all the periods under review. The Board also noted that the performance of the WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio and WealthBuilder Tactical Equity Portfolio was lower than the median performance of each Fund's Universe for most of the periods under review and warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio and WealthBuilder Tactical Equity Portfolio. The Board noted actions that had been taken that were designed to address each such Fund's underperformance, including changes in the portfolio manager and changes in the underlying funds.

The Board received and considered information regarding each Fund's contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an "Expense Group") that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund's Expense Group.

The Board noted that the Funds invest in both proprietary and non-proprietary underlying mutual funds, and that the net expense operating ratios did not include the expenses of the underlying mutual funds. Funds Management presented the Board with additional information about the Funds' underlying mutual fund expenses. The Board noted that each Fund's net operating expense ratio, excluding the underlying mutual fund expenses, was higher than the median rate of each Fund's Expense Group. The Board further noted that Funds Management had agreed to contractual fee cap arrangements for the Funds and, after giving effect to these arrangements, each Fund's net operating expense ratio, including the underlying mutual fund expenses, was in range of the median rate of each Fund's Expense Group, except for the WealthBuilder Equity Portfolio and WealthBuilder Growth Balanced Portfolio. The Board noted that the net operating expense ratio for these two Funds was higher than the median rate for each such Fund's Expense Group.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund's Expense Group median. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were higher than the median rates of each Fund's Expense Group, except for the WealthBuilder Conservative Allocation Portfolio which was in range of its Expense Group median rate. The Board also noted that the Funds are among the few fund-of-funds utilizing non-proprietary funds. The Board further noted that Funds Management had agreed to continue contractual fee cap arrangements for the Funds. The Board concluded that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds' Expense Group information, the net expense ratio commitments and the services covered by the Advisory Agreements.

The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreements.

                Wells Fargo Advantage WealthBuilder Portfolio 65


Other Information (Unaudited)

PROFITABILITY

The Board received and considered a profitability analysis of Funds Management based on the Advisory Agreement Rates and Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses that provide services to the Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the profitability analysis provided by Funds Management.

ECONOMIES OF SCALE

The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Funds. The Board also considered information provided by Funds Management in separate presentations on advisory fee breakpoints and economies of scale made at the Meeting. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and fee waiver and expense reimbursement arrangements applicable to the Funds.

INFORMATION ABOUT SERVICES AND FEES OFFERED TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to similarly situated series of the Trust, and those offered by Wells Capital Management to other clients. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within an acceptable range of the fee rates offered to similarly situated series of the Trust by Funds Management and to other clients by Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board has reviewed information about the policies of Wells Capital Management in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Board has reviewed information about Funds Management's and Wells Capital Management's methods for allocating portfolio investment opportunities among the Funds and other clients.

                66 Wells Fargo Advantage WealthBuilder Portfolio


                                                   Other Information (Unaudited)

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Funds' shares, including the multiple channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

CONCLUSION

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

                Wells Fargo Advantage WealthBuilder Portfolio 67


Other Information (Unaudited)

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       --    Association of Bay Area Governments
ADR        --    American Depositary Receipt
AMBAC      --    American Municipal Bond Assurance Corporation
AMT        --    Alternative Minimum Tax
ARM        --    Adjustable Rate Mortgages
BART       --    Bay Area Rapid Transit
CDA        --    Community Development Authority
CDO        --    Collateralized Debt Obligation
CDSC       --    Contingent Deferred Sales Charge
CGIC       --    Capital Guaranty Insurance Company
CGY        --    Capital Guaranty Corporation
CIFG       --    CDC (Caisse des Depots et Consignations) IXIS Financial
                 Guarantee
COP        --    Certificate of Participation
CP         --    Commercial Paper
CTF        --    Common Trust Fund
DW&P       --    Department of Water & Power
DWR        --    Department of Water Resources
ECFA       --    Educational & Cultural Facilities Authority
EDFA       --    Economic Development Finance Authority
ETET       --    Eagle Tax-Exempt Trust
ETF        --    Exchange-Traded Fund
FFCB       --    Federal Farm Credit Bank
FGIC       --    Financial Guaranty Insurance Corporation
FHA        --    Federal Housing Authority
FHAG       --    Federal Housing Agency
FHLB       --    Federal Home Loan Bank
FHLMC      --    Federal Home Loan Mortgage Corporation
FNMA       --    Federal National Mortgage Association
FSA        --    Farm Service Agency
GDR        --    Global Depositary Receipt
GNMA       --    Government National Mortgage Association
GO         --    General Obligation
HCFR       --    Healthcare Facilities Revenue
HEFA       --    Health & Educational Facilities Authority
HEFAR      --    Higher Education Facilities Authority Revenue
HFA        --    Housing Finance Authority
HFFA       --    Health Facilities Financing Authority
HUD        --    Housing & Urban Development
IDA        --    Industrial Development Authority
IDAG       --    Industrial Development Agency
IDR        --    Industrial Development Revenue
LIBOR      --    London Interbank Offered Rate
LLC        --    Limited Liability Company
LOC        --    Letter of Credit
LP         --    Limited Partnership
MBIA       --    Municipal Bond Insurance Association
MFHR       --    Multi-Family Housing Revenue
MFMR       --    Multi-Family Mortgage Revenue
MMD        --    Municipal Market Data
MTN        --    Medium Term Note
MUD        --    Municipal Utility District
NATL-RE    --    National Public Finance Guarantee Corporation
PCFA       --    Pollution Control Finance Authority
PCR        --    Pollution Control Revenue
PFA        --    Public Finance Authority
PFFA       --    Public Facilities Financing Authority
plc        --    Public Limited Company
PSFG       --    Public School Fund Guaranty
R&D        --    Research & Development
RDA        --    Redevelopment Authority
RDFA       --    Redevelopment Finance Authority
REITS      --    Real Estate Investment Trusts
SFHR       --    Single Family Housing Revenue
SFMR       --    Single Family Mortgage Revenue
SLMA       --    Student Loan Marketing Association
SPDR       --    Standard & Poor's Depositary Receipts
STIT       --    Short-Term Investment Trust
TBA        --    To Be Announced
TRAN       --    Tax Revenue Anticipation Notes
USD        --    Unified School District
XLCA       --    XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

THIS PAGE IS INTENTIONALLY LEFT BLANK.

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(LOGO)
WELLS FARGO ADVANTAGE FUNDS

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors:1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

The "Dow Jones Target Date Indexes" are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME"). "Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones Trademark Holdings, LLC., and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

                NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                                                          (LOGO)
                                                       Printed on Recycled paper

(C) 2010 Wells Fargo Funds Management, LLC. All rights reserved.   www.wellsfargo.com/advantagefunds       124150 07-10
                                                                                                       AWBP/AR102 05-10

                                              (WELLS FARGO ADVANTAGE FUNDS LOGO)

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                                   (GRAPHIC)

ANNUAL REPORT
May 31, 2010

WELLS FARGO ADVANTAGE INCOME FUNDS

-    WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND

-    WELLS FARGO ADVANTAGE INCOME PLUS FUND

-    WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND

-    WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND

-    WELLS FARGO ADVANTAGE STABLE INCOME FUND

-    WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND

-    WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND

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shareholder reports at www.wellsfargo.com/advantagedelivery

Contents

LETTER TO SHAREHOLDERS .................     2

PERFORMANCE HIGHLIGHTS
Diversified Bond Fund ..................     6
Income Plus Fund .......................    10
Inflation-Protected Bond Fund ..........    16
Short Duration Government Bond Fund ....    22
Stable Income Fund .....................    26
Strategic Income Fund ..................    32
Total Return Bond Fund .................    38

FUND EXPENSES ..........................    43

PORTFOLIO OF INVESTMENTS

Diversified Bond Fund ..................    46
Income Plus Fund .......................    47
Inflation-Protected Bond Fund ..........    54
Short Duration Government Bond Fund ....    55
Stable Income Fund .....................    58
Strategic Income Fund ..................    59
Total Return Bond Fund .................    65

FINANCIAL STATEMENTS
Statements of Assets and Liabilities ...    66
Statements of Operations ...............    68
Statements of Changes in Net Assets ....    70
Financial Highlights ...................    78

NOTES TO FINANCIAL STATEMENTS ..........    86

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM .................    99

MASTER PORTFOLIOS

PORTFOLIO OF INVESTMENTS

Inflation-Protected Bond Portfolio .....   100
Managed Fixed Income Portfolio .........   102
Stable Income Portfolio ................   110
Total Return Bond Portfolio ............   115

FINANCIAL STATEMENTS
Statements of Assets and Liabilities ...   127
Statements of Operations ...............   128
Statements of Changes in Net Assets ....   130
Financial Highlights ...................   132

NOTES TO FINANCIAL STATEMENTS ..........   133

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM .................   142

OTHER INFORMATION ......................   143

LIST OF ABBREVIATIONS ..................   150

The views expressed are as of May 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INCOME FUNDS.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(GRAPHIC)

WELLS FARGO INVESTMENT HISTORY

1971 INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978 ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT
     PORTFOLIO MANAGEMENT.

1985 ONE OF THE FIRST FIRMS TO CREATE A THREE-WAY ASSET ALLOCATION FUND THAT
     "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY MODELS INDICATE WILL PERFORM BETTER.

1994 INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX
     OVER SPECIFIC TIME HORIZONS.

1997 WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF FUNDS"
     THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999 REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO THE
     WELLS FARGO FUNDS(R).

2003 EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM
     MONTGOMERY ASSET MANAGEMENT, LLC.

2004 ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING THE
     COOKE & BIELER VALUE FUNDS.

2005 WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO ADVANTAGE
     FUNDS, FORMING A FUND FAMILY OF MORE THAN 100 FUNDS AND PLACING IT AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006 ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE
     WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. And, because we're part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

EXPERTISE

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn't end with our expertise in manager selection--risk management, analysis, and rigorous ongoing review seek to ensure each manager's investment process remains consistent.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS, the Wells Fargo Managed Account Services, and certain 529 college savings plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 100 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $160 BILLION IN ASSETS UNDER MANAGEMENT, AS OF MAY 31, 2010.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Classic Value Fund
Common Stock Fund
Core Equity Fund
Disciplined Global Equity Fund
Disciplined U.S. Core Fund
Disciplined Value Fund
Discovery Fund+
Diversified Equity Fund
Diversified International Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Value Fund
Global Opportunities Fund
Growth Fund
Growth Opportunities Fund
Health Care Fund
Index Fund
International Equity Fund
International Value Fund
Intrinsic Small Cap Value Fund
Intrinsic Value Fund
Intrinsic World Equity Fund
Large Cap Core Fund
Large Cap Growth Fund
Large Company Value Fund
Mid Cap Growth Fund
Omega Growth Fund
Opportunity Fund+
Precious Metals Fund
Premier Large Company Growth Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Core Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Special Mid Cap Value Fund
Special Small Cap Value Fund
Specialized Technology Fund
Strategic Large Cap Growth Fund
Traditional Small Cap Growth Fund
Utility and Telecommunications Fund

BOND FUNDS
Adjustable Rate Government Fund
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Government Securities Fund
High Income Fund
High Yield Bond Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
International Bond Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short Duration Government Bond Fund
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS
Asset Allocation Fund
Conservative Allocation Fund
Diversified Capital Builder Fund
Diversified Income Builder Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund+
Target 2010 Fund+
Target 2015 Fund+
Target 2020 Fund+
Target 2025 Fund+
Target 2030 Fund+
Target 2035 Fund+
Target 2040 Fund+
Target 2045 Fund+
Target 2050 Fund+

MONEY MARKET FUNDS
100% Treasury Money Market Fund
California Municipal Money Market Fund
California Municipal Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Cash Management Money Market Fund
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund

VARIABLE TRUST FUNDS(1)
VT Core Equity Fund
VT Discovery Fund+
VT Index Asset Allocation Fund
VT International Equity Fund
VT Intrinsic Value Fund
VT Omega Growth Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small Cap Value Fund
VT Total Return Bond Fund

This represents the Wells Fargo Advantage Fund lineup as of July 19, 2010

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

(1.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY Fund(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY Fund(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), and WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE ANNUAL REPORT.

                      2 Wells Fargo Advantage Income Funds


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)
KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

FIXED-INCOME SECURITIES THAT PERFORMED THE WORST DURING THE CREDIT CRISIS OF 2008 GENERALLY PERFORMED THE BEST OVER THE RECENT 12-MONTH PERIOD, OFFERING INVESTORS ATTRACTIVE RETURNS IN SEVERAL FIXED-INCOME ASSET CLASSES.

Dear Valued Shareholder,

We are pleased to offer you this annual report for the Wells Fargo Advantage Income Funds that covers the 12-month period that ended May 31, 2010. During the recent 12-month period, fixed-income markets continued to show steady trends of improvement, resulting in positive returns in nearly every sector of the bond markets. These broad trends only modestly pulled back at the end of the period with the return of some risk aversion due to concerns over sovereign debt issues in Europe. Nonetheless, fixed-income securities that performed the worst during the credit crisis of 2008 generally performed the best over the recent 12-month period, offering investors attractive returns in several fixed-income asset classes.

The most notable returns among fixed-income asset classes over the 12-month period came from the lower-quality credit sectors, as investor confidence strengthened throughout the second half of 2009 and the first four months of 2010. As such, the riskier areas of the fixed-income markets provided some of the best 12-month returns. High-yield bonds performed strongly, with CCC-rated securities providing some of the highest returns on record, and AAA-rated securities producing the lowest returns. U.S. Treasuries also offered positive returns; however, they were the lowest-performing sector of the fixed-income markets during the 12-month period. Markets ended the period with a return of volatility but only after several strong months of considerable improvement in investor confidence and in the overall health of the credit system. Fixed-income investors were generally rewarded for their risk appetites over the 12-month period, despite a modest retreat in asset values in May 2010. As the period came to a close, investors appeared somewhat concerned about global sovereign debt risks and the potential for increasing interest rates at some point down the line, but less concerned with the risks of a deepening recession, as they were in mid-2009.

GOVERNMENT INTERVENTIONS INSPIRED STRONG PERFORMANCE IN THE FIXED-INCOME
MARKETS.

In the early months of 2009, concerns over deflationary pressures were rampant. Investors were still wary of market risks, deepening economic declines, and whether government interventions would be effective in bolstering the financial system. Whether economic conditions would improve in the near term was not as important to the markets as the basic understanding that they would likely not get any worse. Extensive government policy measures--including extraordinarily accommodative monetary policy in the first half of 2009--bolstered investor confidence, which suddenly made several securities that had been priced for the worst-case scenarios become attractively undervalued in the assessment of many investors. Both equity markets and non-U.S. Treasury fixed-income markets rallied for most of the rest of 2009. Thus, the recent 12-month period that ended May 31, 2010, began with a strong rally and increasing confidence in the fixed-income markets.

                      Wells Fargo Advantage Income Funds 3


Letter to Shareholders

This restoration of investor confidence proved to be an essential component of the broader equity and fixed-income rallies. Once investors trusted that financial companies were not going to slide into insolvency, the prospects for a broader economic recovery began to take root and lasted for much of the 12-month period. The high-yield market continued to perform strongly over the period, only showing the first signs of pulling back a bit in February and May of 2010. But in general, investment strategies that favored riskier securities throughout the 12-month period generally outperformed strategies that preferred higher-quality assets. Thus, investors most willing to add risk to their portfolios were rewarded the most. The CCC-rated credit tier of the Barclays Capital High Yield Index returned 42% during the 12-month period, while the BB-rated credit tier returned 23%. In the investment-grade fixed-income markets, yields were correspondingly lower in each respectively higher credit tier. The A-rated credit tier of the Barclays Capital Aggregate Index returned 15% over the 12-month period, while the AA-rated tier returned 12% and the AAA-rated tier returned 6%. Thus, even returns in the highest-grade sectors were generally far more generous than the low-interest-rate environment of 0.00% to 0.25% would suggest. In view of those steady, low interest rates, returns of more than 4% over the 12-month period were considerably generous.

CREDIT MARKETS PERFORMED STRONGLY, DESPITE A RETURN OF VOLATILITY AT THE END OF THE PERIOD.

Virtually all fixed-income sectors produced strong returns over the 12-month period, with the corporate bond subsector of the Barclays Capital Aggregate Index returning 16% over the period, the commercial mortgage-backed securities subsector returning 28%, and the asset-backed securities subsector returning 12%. The Barclays Capital Aggregate Index returned 8%, while the U.S. Treasury subsector returned 4%. This was quite a strong 12-month period for the credit markets, despite some declines in valuations during May 2010 with the return of risk aversion from global sovereign debt concerns. Despite the temporary anxiety across the securities markets, signs of economic strengthening in the United States continued to show up in measures of retail sales and durable goods orders in the first half of 2010. Consumer confidence also continued to tick higher in the first half of 2010, and it appeared that consumers' thrifty habits developed during the recession slackened a bit, as consumer spending surged higher.

We observed several indications that natural business forces are trending toward a cyclical expansion that can sustain itself without ongoing government supportive measures. In our view, though, we will likely continue to remain in a historically low interest-rate environment for much, if not all, of 2010, as inflation remains constrained and economic recovery is still in the early stages. Although several economic indicators continue to suggest positive recovery from the recession, we are not quite restored. Unemployment remains high, many areas of the economy have still not recovered, and housing market conditions are still uncertain. However, such conditions can often produce unique opportunities to invest in a recovery.

                     4  Wells Fargo Advantage Income Funds


                                                          Letter to Shareholders

WHILE WE CANNOT SAY DEFINITIVELY WHAT NEAR-TERM PERFORMANCE WILL LOOK LIKE, WE CONTINUE TO ENCOURAGE INVESTORS TO MAINTAIN FULLY DIVERSIFIED, ACTIVELY MANAGED PORTFOLIOS, WHICH MAY PROVIDE BETTER PROTECTION FROM RISK AND ADDED OPPORTUNITIES TO CAPTURE RELATIVE VALUE.

While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide better protection from risk and added opportunities to capture relative value. While heightened volatility may be uncomfortable to experience in the short term, it often leads to unique opportunities to add relative value for investors with long-term investment horizons.

In our opinion, diligent and earnest assessment of the fundamental risks in individual fixed-income securities will be a key differentiating factor between which investment strategies perform well and which do not. At WELLS FARGO ADVANTAGE FUNDS(R), we intend to continue measuring relative-value opportunities in the fixed-income markets and across our lineup of Wells Fargo Advantage Income Funds. We believe it is particularly important to have diligent investment analysts in charge of investor assets in changing markets. As evidenced by the performance of fixed-income assets during the recent 12-month period, heightened risks also often accompany such opportunities.

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

While periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. As a whole, WELLS FARGO ADVANTAGE FUNDS represents investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of investment styles and asset classes.

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                      6 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND (the Fund) seeks total return, consisting of current income and capital appreciation, by diversifying its investments among different fixed income investment styles.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION
December 31, 1982

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF MAY 31, 2010

Administrator Class                             12.92%
Barclays Capital U.S. Aggregate Bond Index(1)    8.42%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR ADMINISTRATOR CLASS ARE 0.70% AND 1.17%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, INCLUDING ACQUIRED FUND FEES.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF MAY 31, 2010)

                              (PERFORMANCE GRAPH)

                                       WELLS FARGO ADVANTAGE   BARCLAYS CAPITAL
                                      DIVERSIFIED BOND FUND -   U.S. AGGREGATE
                                        ADMINISTRATOR CLASS      BOND INDEX
                  5/31/2000                  $10,000              $10,000
                  6/30/2000                  $10,210              $10,208
                  7/31/2000                  $10,321              $10,301
                  8/31/2000                  $10,488              $10,450
                  9/30/2000                  $10,488              $10,516
                 10/31/2000                  $10,571              $10,585
                 11/30/2000                  $10,783              $10,759
                 12/31/2000                  $11,018              $10,959
                  1/31/2001                  $11,116              $11,139
                  2/28/2001                  $11,233              $11,236
                  3/31/2001                  $11,237              $11,292
                  4/30/2001                  $11,115              $11,245
                  5/31/2001                  $11,174              $11,312
                  6/30/2001                  $11,213              $11,355
                  7/31/2001                  $11,423              $11,609
                  8/31/2001                  $11,546              $11,743
                  9/30/2001                  $11,613              $11,880
                 10/31/2001                  $11,854              $12,129
                 11/30/2001                  $11,622              $11,961
                 12/31/2001                  $11,580              $11,885
                  1/31/2002                  $11,662              $11,981
                  2/28/2002                  $11,772              $12,097
                  3/31/2002                  $11,525              $11,896
                  4/30/2002                  $11,711              $12,127
                  5/31/2002                  $11,782              $12,230
                  6/30/2002                  $11,852              $12,336
                  7/31/2002                  $11,968              $12,485
                  8/31/2002                  $12,083              $12,696
                  9/30/2002                  $12,232              $12,901
                 10/31/2002                  $12,133              $12,843
                 11/30/2002                  $12,104              $12,839
                 12/31/2002                  $12,290              $13,104
                  1/31/2003                  $12,296              $13,116
                  2/28/2003                  $12,447              $13,297
                  3/31/2003                  $12,393              $13,287
                  4/30/2003                  $12,488              $13,396
                  5/31/2003                  $12,738              $13,646
                  6/30/2003                  $12,700              $13,618
                  7/31/2003                  $12,426              $13,161
                  8/31/2003                  $12,466              $13,248
                  9/30/2003                  $12,706              $13,599
                 10/31/2003                  $12,644              $13,472
                 11/30/2003                  $12,681              $13,504
                 12/31/2003                  $12,773              $13,642
                  1/31/2004                  $12,859              $13,752
                  2/29/2004                  $12,983              $13,901
                  3/31/2004                  $13,082              $14,005
                  4/30/2004                  $12,796              $13,641
                  5/31/2004                  $12,750              $13,586
                  6/30/2004                  $12,790              $13,664
                  7/31/2004                  $12,881              $13,799
                  8/31/2004                  $13,045              $14,062
                  9/30/2004                  $13,077              $14,100
                 10/31/2004                  $13,146              $14,219
                 11/30/2004                  $13,072              $14,105
                 12/31/2004                  $13,172              $14,235
                  1/31/2005                  $13,252              $14,324
                  2/28/2005                  $13,178              $14,240
                  3/31/2005                  $13,137              $14,167
                  4/30/2005                  $13,287              $14,359
                  5/31/2005                  $13,418              $14,514
                  6/30/2005                  $13,512              $14,593
                  7/31/2005                  $13,369              $14,461
                  8/31/2005                  $13,548              $14,646
                  9/30/2005                  $13,398              $14,495
                 10/31/2005                  $13,307              $14,380
                 11/30/2005                  $13,355              $14,444
                 12/31/2005                  $13,490              $14,581
                  1/31/2006                  $13,479              $14,582
                  2/28/2006                  $13,513              $14,630
                  3/31/2006                  $13,378              $14,487
                  4/30/2006                  $13,349              $14,461
                  5/31/2006                  $13,347              $14,445
                  6/30/2006                  $13,374              $14,475
                  7/31/2006                  $13,546              $14,671
                  8/31/2006                  $13,762              $14,895
                  9/30/2006                  $13,875              $15,026
                 10/31/2006                  $13,946              $15,126
                 11/30/2006                  $14,102              $15,301
                 12/31/2006                  $13,993              $15,212
                  1/31/2007                  $13,989              $15,206
                  2/28/2007                  $14,217              $15,440
                  3/31/2007                  $14,224              $15,441
                  4/30/2007                  $14,292              $15,524
                  5/31/2007                  $14,160              $15,407
                  6/30/2007                  $14,130              $15,361
                  7/31/2007                  $14,279              $15,489
                  8/31/2007                  $14,415              $15,679
                  9/30/2007                  $14,519              $15,798
                 10/31/2007                  $14,627              $15,940
                 11/30/2007                  $14,920              $16,226
                 12/31/2007                  $14,892              $16,272
                  1/31/2008                  $15,144              $16,545
                  2/29/2008                  $15,169              $16,568
                  3/31/2008                  $15,092              $16,625
                  4/30/2008                  $14,990              $16,590
                  5/31/2008                  $14,891              $16,468
                  6/30/2008                  $14,934              $16,455
                  7/31/2008                  $14,810              $16,442
                  8/31/2008                  $14,912              $16,598
                  9/30/2008                  $14,677              $16,375
                 10/31/2008                  $14,043              $15,989
                 11/30/2008                  $14,205              $16,509
                 12/31/2008                  $14,412              $17,125
                  1/31/2009                  $14,280              $16,974
                  2/28/2009                  $14,266              $16,910
                  3/31/2009                  $14,525              $17,145
                  4/30/2009                  $14,601              $17,227
                  5/31/2009                  $14,833              $17,352
                  6/30/2009                  $15,038              $17,450
                  7/31/2009                  $15,345              $17,732
                  8/31/2009                  $15,575              $17,915
                  9/30/2009                  $15,820              $18,104
                 10/31/2009                  $16,011              $18,193
                 11/30/2009                  $16,177              $18,429
                 12/31/2009                  $15,999              $18,140
                  1/31/2010                  $16,300              $18,418
                  2/28/2010                  $16,353              $18,486
                  3/31/2010                  $16,437              $18,464
                  4/30/2010                  $16,706              $18,656
                  5/31/2010                  $16,749              $18,813

----------
(1.) The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays
     Capital Government/Credit Index and the Barclays Capital Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE DIVERSIFIED
     BOND FUND Administrator Class shares for the most recent ten years with the Barclays Capital U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Administrator Class shares and reflects all operating expenses.

                      Wells Fargo Advantage Income Funds 7


Performance Highlights (Unaudited)

                         WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Performance over the past 12 months varied widely among the various bond market segments, but bonds performed well overall as the economy and liquidity continued to improve.

- Yields on U.S. Treasury securities were volatile over the past year, but most ended the period little changed from the beginning.

- The Managed Fixed Income Portfolio was the biggest contributor to the Fund's performance for the 12-month period that ended May 31, 2010, helped by exposure to corporate bonds and commercial mortgage-backed securities
     (CMBS), which benefited from the economic recovery over the past year.

THE DISPERSION OF RETURNS ACROSS FIXED-INCOME SECTORS WAS DRAMATIC DURING THE PAST 12 MONTHS.

While Treasury yields were volatile during the past year due to fears about government debt and inflation, their yields largely ended the year about where they began. Yields in many of the riskier sectors, however, declined, and their prices rose--in some cases sharply. Some of the more modest gains were in U.S. Treasuries (4.5%), mortgage-backed securities (MBS) (6.4%), and Treasury Inflation-Protected Securities (8.5%). Larger gains were posted by asset-backed notes (12.1%), investment-grade corporate bonds (16.6%), and high-yield corporate bonds (28.8%).

The Fund invests in three distinct, underlying components: the Wells Fargo Advantage Managed Fixed-Income Portfolio, the Wells Fargo Advantage Total Return Bond Portfolio, and the Wells Fargo Advantage Inflation-Protected Bond Portfolio. This multi-style approach seeks to reduce volatility and generate more consistent returns.

Two of these three portfolios outpaced the Fund's benchmark as the credit markets recovered. The Managed Fixed-Income Portfolio was the best performer during the past 12 months, helped by exposure to corporate bonds and CMBS. During the financial crisis of 2008, both of these sectors performed very poorly as investors flocked to the safe haven of U.S. Treasury securities. Over the past year, though, they have recovered substantially. The Barclays Capital Corporate Investment-Grade Index returned 16.6%, and the Barclays Capital Commercial Mortgage-Backed Index returned 28.48%. The Federal Reserve's stimulative monetary policy and a recovery in corporate profits and investor sentiment were enough to encourage investors to reinvest some of their cash in non-Treasury asset classes.

                      8 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND (CONTINUED)

PORTFOLIO ALLOCATION(3)
(AS OF MAY 31, 2010)

                                  (PIE CHART)

Asset-Backed Securities                6%
Cash Equivalents                       4%
Collateralized Mortgage Obligations   12%
Corporate Bonds                       24%
Federal Agencies                      24%
Municipal Bonds                        8%
U.S. Treasury Bonds                   10%
U.S. Treasury Notes                   12%

Since November 2005, 70% of the Fund has been allocated to the Wells Fargo Advantage Managed Fixed-Income Portfolio, 20% has been allocated to the Wells Fargo Advantage Total Return Bond Portfolio, and 10% has been allocated to the Wells Fargo Advantage Inflation-Protected Bond Portfolio.

THE ECONOMIC RECOVERY REMAINS INTACT, BUT THE SKIES STILL HAVE SOME GRAY CLOUDS.

After four consecutive quarters of contraction in gross domestic product between mid-2008 and mid-2009, the economy grew in each of the past three quarters. Although the economic recovery is generally considered to be modest by historical standards, it is still a recovery. While the unemployment rate hovers near its peak of 10.1%, hiring is picking up, and consumer sentiment remains meaningfully above its early 2009 lows.

Despite these positive developments, potential headwinds for investors remain. The sovereign debt crisis in Europe has the potential to wreak further havoc in global debt and equity markets. The European Union and European Central Bank have taken bold steps to calm markets, yet difficult decisions--including debt restructurings, spending cuts, and tax increases--may still need to be made by over-indebted European governments. There is also fear that the issues faced by countries such as Greece will eventually surface in the more developed nations--particularly the United Kingdom and even the United States.

In our opinion, spread sectors such as corporate bonds and MBS should outperform U.S. Treasury securities as the economic recovery continues. While there are risks that investors should be wary of, we feel there are attractive opportunities available to diversified fixed-income investors.

----------
(3.) This chart represents the composite of the portfolio allocations of the Master Portfolio(s) in which the Fund invests. Portfolio holdings are subject to change and may have changed since the date specified. See Notes to Financial Statements for a discussion of the Master Portfolios.

                      Wells Fargo Advantage Income Funds 9


Performance Highlights (Unaudited)

                         WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF MAY 31, 2010)

                                                                                          Expense Ratio
                                                                                        -----------------
                                                6 Months*   1 Year   5 Year   10 Year   Gross(5)   Net(6)
                                                ---------   ------   ------   -------   --------   ------
Administrator Class (NVMFX)                        3.53      12.92    4.53       5.29     1.17%     0.70%
Barclays Capital U.S. Aggregate Bond Index(1)      2.08       8.42    5.33       6.52

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4.) The Fund is a gateway fund in a Master/Gateway structure that invests substantially all of its assets in two or more Master Portfolios of the Wells Fargo Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the Master Portfolios in which it invests.

(5.) Reflects the gross expense ratio as stated in the October 1, 2009 prospectus.

(6.) The investment adviser has contractually committed through September 30, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, including acquired fund fees. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

                      10 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INCOME PLUS FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE INCOME PLUS FUND (the Fund) seeks to maximize income while maintaining prospects for capital appreciation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
D. James Newton II, CFA, CPA
Thomas M. Price, CFA
Janet S. Rilling, CFA, CPA

FUND INCEPTION
July 13, 1998

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF MAY 31, 2010

                                                1 YEAR
                                                ------
Investor Class                                  11.79%
Barclays Capital U.S. Universal Bond Index(1)    9.74%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS ARE 0.94% AND 1.11%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF MAY 31, 2010)

                               (PERFORMANCE GRAPH)

                      WELLS FARGO ADVANTAGE    WELLS FARGO ADVANTAGE
                       INCOME PLUS FUND -       INCOME PLUS FUND -      BARCLAYS CAPITAL U.S.
                            CLASS A               INVESTOR CLASS        UNIVERSAL BOND INDEX
5/31/2000                   $ 9,550                  $10,000                  $10,000
5/31/2001                   $10,510                  $11,006                  $11,282
5/31/2002                   $11,191                  $11,718                  $12,143
5/31/2003                   $12,481                  $13,070                  $13,593
5/31/2004                   $12,660                  $13,257                  $13,640
5/31/2005                   $13,581                  $14,221                  $14,646
5/31/2006                   $13,712                  $14,358                  $14,684
5/31/2007                   $14,678                  $15,370                  $15,747
5/31/2008                   $15,466                  $16,196                  $16,705
5/31/2009                   $16,320                  $17,086                  $17,345
5/31/2010                   $18,236                  $19,100                  $19,034

----------
(1.) The Barclays Capital U.S. Universal Bond Index is an unmanaged market-value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE INCOME PLUS
     FUND Class A and Investor Class shares for the most recent ten years with the Barclays Capital U.S. Universal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                      Wells Fargo Advantage Income Funds 11


Performance Highlights (Unaudited)

                              WELLS FARGO ADVANTAGE INCOME PLUS FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund outperformed its benchmark, the Barclays Capital U.S. Universal Bond Index, due to its overweight position in high-grade corporate bonds, its allocation to high-yield corporate securities, and its overweight position in commercial mortgage-backed securities (CMBS).

- Our underweight position in agency debentures, however, was a modest detractor, as the asset class outperformed Treasuries with similar maturities.

- Looking forward, a challenging outlook for sovereign credits and significant regulatory changes in health care, financial services, and energy will serve as headwinds to the unfolding economic recovery.

AFTER A LONG AND SEVERE CONTRACTION, THE U.S. ECONOMY REGAINED SOME DEGREE OF FORWARD MOMENTUM OVER THE PAST 12 MONTHS.

The end of the "Great Recession" of 2008-2009 has not yet officially been declared by the National Bureau of Economic Research (NBER). While it may be several months before such a pronouncement is made, it seems likely that one of the summer months of 2009 will eventually be declared the terminal point of the recession and the beginning of recovery. Among the major indicators used by the NBER's Business Cycle Dating Committee are real Gross Domestic Product (GDP), industrial production, personal income and payrolls. All four are currently in expansion territory: real GDP grew in the third quarter of 2009 following four straight quarters of contraction; industrial production turned positive last July; personal income has been steadily rising since August; and payrolls finally bottomed out around the beginning of this year.

Historically, deep recessions have been followed by robust recoveries. The rebound from the severe 1981-1982 recession, for example, featured six quarters in which real growth averaged 7.7%. That recovery also featured a quick and powerful increase in employment. Payrolls rose by about 5.7 million over those same six quarters for an average of more than 300,000 net jobs per month.

Unfortunately, the current recovery has yet to exhibit such symmetry. Real growth averaged 3.6% over the past three quarters--less than half the 1983-1984 pace. Employment indicators have likewise shown only modest improvement. Private payrolls increased by about 100,000 per month in the first five months of this year, and the employment rate has yet to drop significantly.

While a more vigorous growth rate would be welcome in many quarters, a tepid recovery is certainly better than no recovery. The turn from contraction to expansion has been accompanied by a substantial improvement in corporate profits, a dramatic healing of credit conditions, and a powerful rally in the U.S. stock

                      12 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INCOME PLUS FUND (CONTINUED)

market. A lukewarm recovery has also permitted interest rates to remain relatively low, since inflation pressures are still muted and the Federal Reserve sees no urgent need to raise its targets.

THE FLIGHT TO SAFETY REVERSED DURING THE PERIOD.

In a severe economic downturn, investors are faced with two threats: a deterioration in fundamental conditions and a downward spiral of sentiment that may lead to outright panic. In the first few months of 2009, both fundamentals and investor confidence collapsed, leading to a stampede into U.S. Treasury obligations, perceived as the safest possible place to hide from the storm. The stock market plummeted, credit markets were in disarray, and Treasury yields fell to their lowest levels in decades. As spring passed into summer and signs of recovery emerged, the panic ebbed and the flight-to-safety trade was reversed to a substantial extent. Stocks rallied, credit spreads narrowed, and overall liquidity improved.

PORTFOLIO ALLOCATION(3)
(AS OF MAY 31, 2010)

                                   (PIE CHART)

Asset-Backed Securities               2%
Cash Equivalents                     19%
Collateralized Mortgage Securities    8%
Corporate Bonds                      25%
Federal Agencies                     26%
U.S. Treasury Bonds                   4%
U.S. Treasury Notes                  16%

The Fund benefited from this reversal as our overweights in the "spread" sectors--corporate, mortgage-backed, and asset-backed securities
(ABS)--generated significant incremental returns. In addition, we held 14% of the portfolio in high-yield corporate securities, one of the highest-returning sectors for the period. While trouble in European debt markets has spilled across the Atlantic and pressured spreads in recent weeks, the market for corporate bonds, mortgage-backed securities, and ABS remains vastly improved from the depths of last year's panic.

THE ECONOMY IS NO CAKEWALK, BUT NO DOUBLE DIP.

Looking forward, a moderately paced recovery remains our base scenario. The legacy of the burst housing bubble is a wary consumer with a diminished appetite for debt. Consumer credit outstanding has been falling since the middle of 2008, as both borrowers and lenders pull back from the easy credit ethos of the bubble years. In the long run, this new caution, if maintained, will be constructive. In the short run, however, it implies a slower-than-normal rate of consumption growth. Since consumer activity accounts for about 70% of total U.S. GDP, it is difficult to envision a path toward the sort of red-hot recovery enjoyed in the early 1980s.

Neither, though, is there compelling evidence of a double-dip recession. Most major sectors of the economy--notably excluding construction--have a degree of momentum that is unlikely to be reversed in the absence of a severe external shock. While the sovereign funding issues in peripheral Europe could devolve into such a shock, the recent moves to "ring-fence" the very serious fiscal crisis in Greece seem to have been largely successful--at least for now.

----------
(3.) Portfolio allocation is subject to change and is calculated based on the total investments of the Fund.

                      Wells Fargo Advantage Income Funds 13


Performance Highlights (Unaudited)

                              WELLS FARGO ADVANTAGE INCOME PLUS FUND (CONTINUED)

An environment of modest growth, low inflation, and a highly accommodative monetary policy should be generally supportive of the strategies currently in place in the Fund. We will continue to monitor domestic economic fundamentals, as well as global investor sentiment, and adjust the Fund's holdings accordingly.

PORTFOLIO STRATEGY EMPHASIZED ADDING BACK CORPORATE BONDS ACROSS THE QUALITY SPECTRUM.

The fund's interest rate positioning was largely similar to that of the index throughout the period. In the later part of the period, the fund benefited from an overweight position in longer-dated securities and an underweight position in shorter-maturity bonds as the yield curve flattened. At the beginning of the period, we increased our weighting to high-grade and high-yield bonds as credit markets began to thaw and the economic recovery was gaining traction. We increased our holdings in the financials sector as liquidity returned and the bank stress tests increased transparency across U.S. financial institutions. Our modest overweight of CMBS holdings added to performance, while a move to underweight agency debentures resulted in a drag to performance.

                     14 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INCOME PLUS FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF MAY 31, 2010)

                                               Including Sales Charge           Excluding Sales Charge          Expense Ratio
                                      ----------------------------------  ----------------------------------  ----------------
                                      6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(5)  Net(6)
                                      ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (STYAX)                         (1.74)    6.71    5.10     6.19      2.88     11.74   6.07     6.68     1.07%    0.90%
Class B (STYBX)**                       (2.44)    6.04    4.97     6.12      2.56     11.04   5.29     6.12     1.83%    1.65%
Class C (WFIPX)                          1.51     9.93    5.29     5.88      2.51     10.93   5.29     5.88     1.84%    1.65%
Institutional Class (WIPIX)                                                  3.02     12.06   6.19     6.74     0.71%    0.61%
Investor Class (WIPNX)                                                       2.94     11.79   6.08     6.68     1.11%    0.94%
Barclays Capital U.S. Universal Bond
   Index(1)                                                                  2.35      9.74   5.38     6.65

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INSTITUTIONAL AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4.) Performance shown prior to the inception of Institutional Class and Investor Class on July 18, 2008 reflects the performance of Class A and includes expenses that are not applicable to and are higher than those of Institutional Class and Investor Class, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.

(5.) Reflects the gross expense ratio as stated in the October 1, 2009 prospectus.

(6.) The investment adviser has contractually committed through September 30, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding acquired fund fees. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                     16 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND (the Fund) seeks total return, consisting of income and capital appreciation, while providing protection against inflation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael J. Bray, CFA
Jay N. Mueller, CFA

FUND INCEPTION

February 28, 2003

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2010
(EXCLUDING SALES CHARGES)

                                                     1 Year
                                                     ------
Class A                                               8.23%
Barclays Capital U.S. Treasury Inflation-Protected
   Securities Index(1)                                8.47%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A ARE 0.85% AND 0.99%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, INCLUDING ACQUIRED FUND FEES.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF MAY 31, 2010)

                              (PERFORMANCE GRAPH)

                        WELLS FARGO ADVANTAGE       WELLS FARGO ADVANTAGE           BARCLAYS CAPITAL
                         INFLATION-PROTECTED         INFLATION-PROTECTED             U.S. TREASURY
                              BOND FUND -                 BOND FUND -             INFLATION-PROTECTED
                               CLASS A               ADMINISTRATOR CLASS            SECURITIES INDEX
   2/28/2003                  $ 9,550                      $10,000                       $10,000
   5/31/2003                  $ 9,831                      $10,290                       $10,278
   5/31/2004                  $ 9,993                      $10,487                       $10,560
   5/31/2005                  $10,805                      $11,357                       $11,504
   5/31/2006                  $10,576                      $11,144                       $11,332
   5/31/2007                  $10,971                      $11,589                       $11,835
   5/31/2008                  $12,326                      $13,065                       $13,394
   5/31/2009                  $12,119                      $12,865                       $13,387
   5/31/2010                  $13,115                      $13,958                       $14,522

----------
(1.) The Barclays Capital U.S. Treasury Inflation-Protected Securities Index is an index of inflation-indexed linked U.S. Treasury securities. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE
     INFLATION-PROTECTED BOND FUND Class A and Administrator Class shares for the life of the Fund with the Barclays Capital U.S. Treasury Inflation-Protected Securities Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Administrator Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                     Wells Fargo Advantage Income Funds 17


Performance Highlights (Unaudited)

                 WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The U.S. Treasury Inflation-Protected Securities (TIPS) market performed well over the 12 months that ended May 31, 2010. In this environment, the WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND returned more than 8%, a result that lagged the Barclays Capital U.S. TIPS Index but was significantly higher than the return of the traditional U.S. Treasury market as a whole.

- A swing from deflation to inflation boosted the TIPS market and the Fund's return. The Consumer Price Index (CPI) rose 2.3% over the 12 months that ended March 31, 2010, versus a 0.4% decline in prices over the prior four quarters.

- As of the end of May, the anticipated inflation rate implied by the yield differential between 10-year TIPS and traditional Treasury bonds was about 2.0%, up from about 1.85% a year earlier.

AFTER A LONG AND SEVERE CONTRACTION, THE U.S. ECONOMY REGAINED SOME DEGREE OF FORWARD MOMENTUM OVER THE PAST 12 MONTHS.

The end of the "Great Recession" of 2008-2009 has not yet officially been declared by the National Bureau of Economic Research (NBER). While it may be several months before such a pronouncement is made, it seems likely that one of the summer months of 2009 will eventually be declared the terminal point of the recession and the beginning of recovery. Among the major indicators used by the NBER's Business Cycle Dating Committee are real Gross Domestic Product (GDP), industrial production, personal income, and payrolls. All four are currently in expansion territory: real GDP grew in the third quarter of 2009 following four straight quarters of contraction; industrial production turned positive last July; personal income has been steadily rising since August; and payrolls finally bottomed out around the beginning of this year.

Historically, deep recessions have been followed by robust recoveries. The rebound from the severe 1981-1982 recession, for example, featured six quarters in which real growth averaged 7.7%. That recovery also featured a quick and powerful increase in employment. Payrolls rose by about 5.7 million over those same six quarters for an average of more than 300,000 net jobs per month.

Unfortunately, the current recovery has yet to exhibit such symmetry. Real growth averaged 3.6% over the past three quarters--less than half the 1983-1984 pace. Employment indicators have likewise shown only modest improvement. Private payrolls increased by about 100,000 per month in the first five months of this year, and the employment rate has yet to drop significantly.

While a more vigorous growth rate would be welcome in many quarters, a tepid recovery is certainly better than no recovery. The turn from contraction to expansion has been accompanied by a substantial improvement in corporate

                     18 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND (CONTINUED)

profits, a dramatic healing of credit conditions, and a powerful rally in the U.S. stock market. A lukewarm recovery has also permitted interest rates to remain relatively low, since inflation pressures are still muted and the Federal Reserve sees no urgent need to raise its targets.

PORTFOLIO ALLOCATION(3)
(AS OF MAY 31, 2010)

                                  (PIE CHART)

Cash Equivalents       1%
U.S. Treasury Bonds   31%
U.S. Treasury Notes   68%

THE FLIGHT TO SAFETY REVERSED DURING THE PERIOD.

In a severe economic downturn, investors are faced with two threats: a deterioration in fundamental conditions and a downward spiral of sentiment that may lead to outright panic. In the first few months of 2009, both fundamentals and investor confidence collapsed, leading to a stampede into U.S. Treasury obligations, perceived as the safest possible place to hide from the storm. The stock market plummeted, credit markets were in disarray, and Treasury yields fell to their lowest levels in decades. As spring passed into summer and signs of recovery emerged, the panic ebbed and the flight-to-safety trade was reversed to a substantial extent. Stocks rallied, credit spreads narrowed, and overall liquidity improved.

THE ECONOMY IS NO CAKEWALK, BUT NO DOUBLE DIP.

Looking forward, a moderately paced recovery remains our base scenario. The legacy of the burst housing bubble is a wary consumer with a diminished appetite for debt. Consumer credit outstanding has been falling since the middle of 2008, as both borrowers and lenders pull back from the easy credit ethos of the bubble years. In the long run, this new caution, if maintained, will be constructive. In the short run, however, it implies a slower-than-normal rate of consumption growth. Since consumer activity accounts for about 70% of total U.S. GDP, it is difficult to envision a path toward the sort of red-hot recovery enjoyed in the early 1980s.

Neither, though, is there compelling evidence of a double-dip recession. Most major sectors of the economy--notably excluding construction--have a degree of momentum that is unlikely to be reversed in the absence of a severe external shock. While the sovereign funding issues in peripheral Europe could devolve into such a shock, the recent moves to "ring-fence" the very serious fiscal crisis in Greece seem to have been largely successful--at least for now.

----------
(3.) This chart represents the composite of the portfolio allocations of the Master Portfolio(s) in which the Fund invests. Portfolio holdings are subject to change and may have changed since the date specified. See Notes to Financial Statements for a discussion of the Master Portfolios.

                     Wells Fargo Advantage Income Funds 19


Performance Highlights (Unaudited)

                 WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND (CONTINUED)

A tepid economic recovery has left considerable slack in the U.S. economy, as evidenced by the persistently high unemployment rate and weak housing market. This slack, combined with a recent moderation in some commodity prices--notably oil--will likely keep inflation, as measured by CPI, relatively subdued for the remainder of the year and perhaps longer. However, highly accommodative monetary policy and worrisome levels of deficit spending in the United States and other major developed economies have the potential to spur a resurgence of inflation in coming years. We will continue to monitor domestic economic fundamentals, as well as inflation expectations, and adjust the Fund's holdings accordingly.

                     20 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF MAY 31, 2010)

                                          INCLUDING SALES CHARGE                 EXCLUDING SALES CHARGE           EXPENSE RATIO
                                  -------------------------------------- -------------------------------------- -----------------
                                  6 MONTHS* 1 YEAR  5 YEAR  LIFE OF FUND 6 MONTHS* 1 YEAR  5 YEAR  LIFE OF FUND  GROSS(5)  NET(6)
                                  --------- ------- ------- ------------ --------- ------- ------- ------------ --------- -------
Class A (IPBAX)                    (3.85)    3.36    3.00       3.81        0.68    8.23     3.95     4.47        0.99%    0.85%
Class B (IPBBX)**                  (4.67)    2.38    2.82       3.67        0.33    7.38     3.17     3.67        1.74%    1.60%
Class C (IPBCX)                    (0.77)    6.36    3.17       3.66        0.23    7.36     3.17     3.66        1.74%    1.60%
Administrator Class (IPBIX)                                                 0.77    8.49     4.21     4.71        0.90%    0.60%
Barclays Capital U.S. Treasury
   Inflation-Protected Securities
   Index(1)                                                                 0.69    8.47     4.77     5.28

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The principal value of and interest payments on inflation-protected debt securities tend to fall with the rate of inflation. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4.) The Fund is a gateway fund in a Master/Gateway structure that invests all of its assets in a single Master Portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the Master Portfolio in which it invests.

(5.) Reflects the gross expense ratio as stated in the October 1, 2009 prospectus.

(6.) The investment adviser has contractually committed through September 30, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, including acquired fund fees. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                     22 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND (the Fund) seeks to provide current income consistent with capital preservation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

Thomas O'Connor, CFA

FUND INCEPTION

December 18, 1992

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF MAY 31, 2010
(EXCLUDING SALES CHARGES)

                                                          1 YEAR
                                                          -------
Class A                                                    3.85%
Barclays Capital 1-3 Year U.S. Government Bond Index(1)    2.21%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A ARE 0.85% AND 0.95%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF MAY 31, 2010)

                              (PERFORMANCE GRAPH)

                                                             WELLS FARGO ADVANTAGE
                          WELLS FARGO ADVANTAGE SHORT      SHORT DURATION GOVERNMENT
                        DURATION GOVERNMENT BOND FUND -    BOND FUND - ADMINISTRATOR     BARCLAYS CAPITAL 1-3 YEAR
                                 CLASS A                           CLASS                U.S. GOVERNMENT BOND INDEX
  5/31/2000                      $ 9,700                              $10,000                    $10,000
  6/30/2000                      $ 9,787                              $10,102                    $10,109
  7/31/2000                      $ 9,846                              $10,165                    $10,174
  8/31/2000                      $ 9,924                              $10,247                    $10,251
  9/30/2000                      $10,011                              $10,339                    $10,331
 10/31/2000                      $10,059                              $10,381                    $10,387
 11/30/2000                      $10,158                              $10,485                    $10,488
 12/31/2000                      $10,277                              $10,610                    $10,617
  1/31/2001                      $10,395                              $10,745                    $10,757
  2/28/2001                      $10,460                              $10,814                    $10,827
  3/31/2001                      $10,537                              $10,895                    $10,914
  4/30/2001                      $10,570                              $10,922                    $10,946
  5/31/2001                      $10,626                              $10,993                    $11,006
  6/30/2001                      $10,661                              $11,020                    $11,045
  7/31/2001                      $10,780                              $11,145                    $11,175
  8/31/2001                      $10,846                              $11,227                    $11,245
  9/30/2001                      $11,017                              $11,406                    $11,433
 10/31/2001                      $11,134                              $11,529                    $11,548
 11/30/2001                      $11,068                              $11,463                    $11,516
 12/31/2001                      $11,053                              $11,439                    $11,522
  1/31/2002                      $11,104                              $11,506                    $11,550
  2/28/2002                      $11,167                              $11,572                    $11,608
  3/31/2002                      $11,089                              $11,484                    $11,525
  4/30/2002                      $11,216                              $11,617                    $11,665
  5/31/2002                      $11,265                              $11,682                    $11,710
  6/30/2002                      $11,349                              $11,770                    $11,815
  7/31/2002                      $11,483                              $11,901                    $11,958
  8/31/2002                      $11,528                              $11,962                    $12,006
  9/30/2002                      $11,639                              $12,069                    $12,103
 10/31/2002                      $11,651                              $12,095                    $12,133
 11/30/2002                      $11,606                              $12,052                    $12,099
 12/31/2002                      $11,715                              $12,157                    $12,215
  1/31/2003                      $11,732                              $12,179                    $12,217
  2/28/2003                      $11,808                              $12,263                    $12,273
  3/31/2003                      $11,817                              $12,276                    $12,297
  4/30/2003                      $11,839                              $12,304                    $12,322
  5/31/2003                      $11,890                              $12,362                    $12,372
  6/30/2003                      $11,881                              $12,368                    $12,392
  7/31/2003                      $11,737                              $12,221                    $12,312
  8/31/2003                      $11,787                              $12,265                    $12,317
  9/30/2003                      $11,916                              $12,402                    $12,441
 10/31/2003                      $11,875                              $12,375                    $12,390
 11/30/2003                      $11,861                              $12,363                    $12,387
 12/31/2003                      $11,940                              $12,436                    $12,461
  1/31/2004                      $11,981                              $12,482                    $12,490
  2/29/2004                      $12,036                              $12,555                    $12,555
  3/31/2004                      $12,092                              $12,604                    $12,597
  4/30/2004                      $11,955                              $12,476                    $12,470
  5/31/2004                      $11,939                              $12,450                    $12,455
  6/30/2004                      $11,933                              $12,460                    $12,456
  7/31/2004                      $11,999                              $12,520                    $12,506
  8/31/2004                      $12,087                              $12,615                    $12,597
  9/30/2004                      $12,081                              $12,611                    $12,587
 10/31/2004                      $12,122                              $12,657                    $12,630
 11/30/2004                      $12,055                              $12,590                    $12,568
 12/31/2004                      $12,079                              $12,617                    $12,594
  1/31/2005                      $12,074                              $12,614                    $12,592
  2/28/2005                      $12,057                              $12,599                    $12,565
  3/31/2005                      $12,040                              $12,596                    $12,562
  4/30/2005                      $12,095                              $12,657                    $12,636
  5/31/2005                      $12,153                              $12,720                    $12,687
  6/30/2005                      $12,173                              $12,743                    $12,712
  7/31/2005                      $12,133                              $12,704                    $12,676
  8/31/2005                      $12,203                              $12,780                    $12,757
  9/30/2005                      $12,175                              $12,741                    $12,724
 10/31/2005                      $12,161                              $12,729                    $12,720
 11/30/2005                      $12,197                              $12,769                    $12,761
 12/31/2005                      $12,233                              $12,810                    $12,811
  1/31/2006                      $12,258                              $12,838                    $12,835
  2/28/2006                      $12,271                              $12,867                    $12,848
  3/31/2006                      $12,284                              $12,871                    $12,863
  4/30/2006                      $12,322                              $12,927                    $12,906
  5/31/2006                      $12,337                              $12,932                    $12,924
  6/30/2006                      $12,352                              $12,950                    $12,948
  7/31/2006                      $12,431                              $13,036                    $13,047
  8/31/2006                      $12,513                              $13,137                    $13,142
  9/30/2006                      $12,580                              $13,211                    $13,210
 10/31/2006                      $12,639                              $13,261                    $13,264
 11/30/2006                      $12,697                              $13,339                    $13,335
 12/31/2006                      $12,705                              $13,350                    $13,340
  1/31/2007                      $12,738                              $13,374                    $13,369
  2/28/2007                      $12,833                              $13,477                    $13,474
  3/31/2007                      $12,879                              $13,528                    $13,526
  4/30/2007                      $12,924                              $13,577                    $13,575
  5/31/2007                      $12,915                              $13,571                    $13,567
  6/30/2007                      $12,960                              $13,622                    $13,624
  7/31/2007                      $13,032                              $13,700                    $13,737
  8/31/2007                      $13,145                              $13,821                    $13,864
  9/30/2007                      $13,219                              $13,902                    $13,965
 10/31/2007                      $13,268                              $13,970                    $14,024
 11/30/2007                      $13,381                              $14,078                    $14,242
 12/31/2007                      $13,442                              $14,145                    $14,286
  1/31/2008                      $13,650                              $14,367                    $14,530
  2/29/2008                      $13,724                              $14,448                    $14,667
  3/31/2008                      $13,742                              $14,470                    $14,711
  4/30/2008                      $13,679                              $14,406                    $14,602
  5/31/2008                      $13,684                              $14,414                    $14,552
  6/30/2008                      $13,738                              $14,475                    $14,588
  7/31/2008                      $13,752                              $14,492                    $14,641
  8/31/2008                      $13,809                              $14,556                    $14,704
  9/30/2008                      $13,813                              $14,563                    $14,788
 10/31/2008                      $13,749                              $14,499                    $14,901
 11/30/2008                      $13,798                              $14,568                    $15,079
 12/31/2008                      $13,972                              $14,754                    $15,238
  1/31/2009                      $14,174                              $14,956                    $15,200
  2/28/2009                      $14,250                              $15,038                    $15,206
  3/31/2009                      $14,466                              $15,270                    $15,287
  4/30/2009                      $14,572                              $15,385                    $15,291
  5/31/2009                      $14,648                              $15,484                    $15,330
  6/30/2009                      $14,704                              $15,546                    $15,309
  7/31/2009                      $14,740                              $15,572                    $15,340
  8/31/2009                      $14,876                              $15,719                    $15,398
  9/30/2009                      $14,950                              $15,800                    $15,439
 10/31/2009                      $15,010                              $15,867                    $15,474
 11/30/2009                      $15,067                              $15,946                    $15,563
 12/31/2009                      $14,940                              $15,799                    $15,453
  1/31/2010                      $15,060                              $15,946                    $15,565
  2/28/2010                      $15,081                              $15,971                    $15,598
  3/31/2010                      $15,119                              $15,999                    $15,564
  4/30/2010                      $15,154                              $16,040                    $15,605
  5/31/2010                      $15,213                              $16,105                    $15,669

----------
(1.) The Barclays Capital 1-3 Year U.S. Government Bond Index is composed of publicly issued, non-convertible domestic debt of the U.S. Government and its agencies. The index also includes corporate debt guaranteed by the U.S. Government. Only notes and bonds with maturities between one year and 2.9 years are included in the index. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE SHORT
     DURATION GOVERNMENT BOND FUND Class A and Administrator Class shares for the most recent ten years with the Barclays Capital 1-3 Year U.S. Government Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Administrator Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 3.00%.

                     Wells Fargo Advantage Income Funds 23


Performance Highlights (Unaudited)

           WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund outperformed its benchmark during the 12-month period that ended May 31, 2010, due to sector overweights in asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), and mortgage-backed securities (MBS).

- Security selection was a primary contributor to strong relative performance during the period.

- Bond market liquidity was favorable through the first quarter of 2010 but waned with the end of government stimulus programs in March 2010.

THE 12-MONTH PERIOD WAS MARKED BY STRONG TECHNICAL FORCES AND HEIGHTENED MARKET VOLATILITY.

During the second half of 2009, fixed-income markets were red-hot as agency MBS, credit, CMBS, and ABS all outperformed Treasuries. Strong technicals, most notably from the effects of the Federal Reserve and U.S. Treasury agency MBS buy-programs, along with the Term Asset-Lending Facility (TALF) program in the ABS and CMBS sectors, caused spreads to tighten. A historically high level of U.S. Treasury issuance also benefited spread product, which helped the spread tightening.

As government programs began to wind down in the beginning of 2010, the government-sponsored enterprises' announced buyouts of delinquent mortgage loans provided positive opportunities for our relative value trading in a temporarily dislocated mortgage market, particularly in agency hybrid adjustable-rate mortgages (ARMs). April and May of 2010 saw plenty of headline risk with increased geopolitical unrest, sovereign default fears, and uncertainty about future financial regulation of the U.S. banking system, which began to weaken the markets and hurt liquidity.

Also weighing on investor psyches was the uncertainty wrought by the Deepwater Horizon incident in the Gulf of Mexico. Although the rig exploded on April 20, it was during May that the scope of the disaster became apparent.

Moreover, macroeconomic indicators appeared to hit a soft patch at the end of the period. Consumer spending and Case-Shiller housing data both stalled in May after improving during the first quarter of 2010. The London Interbank Offered Rate rose, heightening global funding concerns and increasing risk aversion, both of which caused liquidity to deteriorate.

TACTICAL TRADING ADDED VALUE DURING THE PERIOD.

Throughout the period, we maintained portfolio overweights to MBS, ABS, and CMBS, while maintaining underweights to both agency and U.S. Treasuries compared to the Fund's benchmark. We also maintained an overweight to five-year duration securities and an underweight to two-year duration securities versus the

                     24 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND (CONTINUED)

PORTFOLIO ALLOCATION(3)
(AS OF MAY 31, 2010)


U.S. Treasury Notes                     42%
Other                                    2%
Asset-Backed Securities                  5%
Collateralized Mortgage Securities      14%
Commercial Mortgage-Backed Securities    7%
Mortgage-Backed Securities              30%

benchmark as part of our strategy for managing interest-rate risk. These positions all contributed to performance throughout the year as agency MBS, ABS, and CMBS all outperformed while agency debt underperformed.

We ended the period with approximately 14% of the portfolio in agency collateralized mortgage obligations, 12% in high-quality ABS and CMBS, 30% in mortgage-backed securities, and the remainder in U.S. Treasuries. We remain overweight the MBS and ABS sectors and underweight the agency and Treasury sectors.

Recent portfolio shifts included a reduction to our overweight in pass-throughs as mortgages outperformed throughout the year and federal buy-programs ended. We increased our overweights to the CMBS and ABS sectors as spreads became more attractive relative to Treasuries and agency MBS.

HEIGHTENED VOLATILITY MAY CREATE MORE RELATIVE VALUE OPPORTUNITIES.

Markets hit a rough patch in May, driven by softening economic data, rising individual security risk, and air pockets in liquidity as evinced by the widening corporate bid/ask spreads and the equity market "flash crash" on May 6. While a sell-off in equities and spread product was not a surprise following excessive buying demand in April, many market participants were poorly positioned into the correction, which exacerbated the volatility.

Economic data such as company surveys, vehicle and home sales, mortgage applications, and consumer prices suggest some slowdown in the economy going forward, but without a meaningful probability of a double-dip recession at this time.

Sovereign risk in Europe flared up again as the markets questioned the European Union's commitment to Greece and shifted to a view that a Greek debt restructuring is possible. While implementation of the 660 billion euro support package should begin to restore liquidity to the marketplace, some further clarification of eurozone policies on sovereigns and banks would be helpful to mitigate contagion concerns.

Consistent with our process, we responded to market volatility by reducing more concentrated exposures and higher-risk securities in attempt to mitigate downside risk to the portfolio and to position for new relative value opportunities as they arise. We maintained modest overweights to agency MBS, CMBS, and ABS at the end of the period, with ample capacity to add securities as market volatility provides relative value opportunities.

----------
(3.) Portfolio allocation is subject to change and is calculated based on the total investments of the Fund.

                      Wells Fargo Advantage Income Funds 25


Performance Highlights (Unaudited)

           WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF MAY 31, 2010)

                                         Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                                 -------------------------------------   -------------------------------------   -----------------
                                 6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(5)   Net(6)
                                 ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (MSDAX)                    (2.06)     0.74     3.96      4.28       0.97      3.85     4.59      4.60     0.95%      0.85%
Class B (MSDBX)**                  (2.41)     0.08     3.97      4.39       0.59      3.08     3.97      4.39     1.70%      1.60%
Class C (MSDCX)                    (0.41)     2.06     3.81      3.93       0.59      3.06     3.81      3.93     1.70%      1.60%
Administrator Class (MNSGX)                                                 1.00      4.01     4.83      4.88     0.87%      0.60%
Institutional Class (WSGIX)                                                 1.18      4.30     5.04      4.99     0.60%      0.42%
Barclays Capital 1-3 Year U.S.
   Government Bond Index(1)                                                 0.68      2.21     4.31      4.59

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 3.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks. The U.S. Government guarantee applies to certain of the underlying securities and not to shares of the Fund.

----------
(4.) Performance shown prior to the inception of Class B and Class C on May 31, 2002 reflects the performance of Administrator Class, adjusted to reflect Class B and Class C sales charges and expenses, as applicable. Performance shown prior to the inception of Institutional Class on April 11, 2005 reflects the performance of Administrator Class, and includes expenses that are not applicable to and are higher than those of Institutional Class.

(5.) Reflects the gross expense ratio as stated in the October 1, 2009 prospectus.

(6.) The investment adviser has contractually committed through September 30, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding acquired fund fees. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

                      26 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE STABLE INCOME FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE STABLE INCOME FUND (the Fund) seeks current income consistent with capital preservation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Galliard Capital Management, Inc.

PORTFOLIO MANAGERS

Richard Merriam, CFA
Ajay Mirza, CFA

FUND INCEPTION

November 11, 1994

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2010 (EXCLUDING SALES CHARGES)

                                                   1 Year
                                                   ------
Class A                                             9.76%
Barclays Capital 9-12 Months U.S. Short Treasury
   Index(1)                                         0.77%
Barclays Capital 1-3 Year U.S. Government/
   Credit Bond Index(2)                             3.43%
Barclays Capital 9-12 Months Short-Term
   U.S. Government/Credit Bond Index(3)             1.26%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 2.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A ARE 0.85% AND 0.92%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, INCLUDING ACQUIRED FUND FEES.

GROWTH OF $10,000 INVESTMENT(4)
(AS OF MAY 31, 2010)

                               (PERFORMANCE GRAPH)


                                                                                                                 BARCLAYS CAPITAL
                                                                                         BARCLAYS CAPITAL 1-3     9-12 MONTHS
                 WELLS FARGO ADVANTAGE  WELLS FARGO ADVANTAGE      BARCLAYS CAPITAL 9-12     YEAR U.S.          SHORT-TERM U.S.
                  STABLE INCOME FUND -  STABLE INCOME FUND -         MONTHS U.S. SHORT   GOVERNMENT/CREDIT     GOVERNMENT/CREDIT
                        CLASS A          ADMINISTRATOR CLASS          TREASURY INDEX        BOND INDEX               INDEX
 5/31/2000          $ 9,800                  $10,000                   $10,000              $10,000
 6/30/2000          $ 9,890                  $10,094                   $10,076              $10,110
 7/31/2000          $ 9,925                  $10,142                   $10,131              $10,180
 8/31/2000          $ 9,987                  $10,198                   $10,164              $10,260
 9/30/2000          $10,053                  $10,267                   $10,224              $10,345
10/31/2000          $10,102                  $10,319                   $10,271              $10,391
11/30/2000          $10,168                  $10,388                   $10,338              $10,488
12/31/2000          $10,266                  $10,491                   $10,436              $10,614
 1/31/2001          $10,361                  $10,600                   $10,550              $10,765
 2/28/2001          $10,436                  $10,669                   $10,596              $10,841
 3/31/2001          $10,504                  $10,740                   $10,669              $10,929
 4/30/2001          $10,525                  $10,775                   $10,718              $10,964
 5/31/2001          $10,582                  $10,825                   $10,779              $11,031
 6/30/2001          $10,620                  $10,865                   $10,811              $11,074
 7/31/2001          $10,699                  $10,959                   $10,879              $11,213
 8/31/2001          $10,750                  $11,003                   $10,910              $11,289
 9/30/2001          $10,814                  $11,081                   $11,010              $11,457
10/31/2001          $10,857                  $11,116                   $11,075              $11,572
11/30/2001          $10,815                  $11,075                   $11,095              $11,540
12/31/2001          $10,833                  $11,107                   $11,121              $11,546
 1/31/2002          $10,853                  $11,118                   $11,133              $11,579
 2/28/2002          $10,871                  $11,139                   $11,158              $11,629
 3/31/2002          $10,841                  $11,121                   $11,141              $11,554
 4/30/2002          $10,918                  $11,202                   $11,208              $11,683
 5/31/2002          $10,956                  $11,244                   $11,231              $11,744
 6/30/2002          $11,001                  $11,291                   $11,286              $11,838
 7/31/2002          $11,049                  $11,329                   $11,326              $11,956
 8/31/2002          $11,047                  $11,338                   $11,339              $12,020
 9/30/2002          $11,094                  $11,383                   $11,384              $12,124
10/31/2002          $11,101                  $11,393                   $11,406              $12,140
11/30/2002          $11,102                  $11,394                   $11,410              $12,139
12/31/2002          $11,162                  $11,467                   $11,451              $12,271
 1/31/2003          $11,180                  $11,475                   $11,461              $12,286
 2/28/2003          $11,232                  $11,539                   $11,475              $12,354
 3/31/2003          $11,237                  $11,547                   $11,495              $12,380
 4/30/2003          $11,267                  $11,572                   $11,507              $12,428
 5/31/2003          $11,285                  $11,596                   $11,519              $12,498
 6/30/2003          $11,292                  $11,604                   $11,541              $12,526
 7/31/2003          $11,234                  $11,547                   $11,537              $12,444
 8/31/2003          $11,256                  $11,572                   $11,548              $12,449
 9/30/2003          $11,305                  $11,635                   $11,582              $12,587
10/31/2003          $11,295                  $11,618                   $11,578              $12,536
11/30/2003          $11,296                  $11,620                   $11,579              $12,537
12/31/2003          $11,330                  $11,660                   $11,614              $12,616
 1/31/2004          $11,351                  $11,683                   $11,630              $12,651
 2/29/2004          $11,383                  $11,719                   $11,651              $12,722
 3/31/2004          $11,396                  $11,735                   $11,664              $12,767
 4/30/2004          $11,345                  $11,686                   $11,642              $12,636
 5/31/2004          $11,336                  $11,679                   $11,642              $12,618
 6/30/2004          $11,346                  $11,691                   $11,641              $12,622
 7/31/2004          $11,369                  $11,718                   $11,665              $12,675
 8/31/2004          $11,399                  $11,752                   $11,696              $12,775                        $10,000
 9/30/2004          $11,419                  $11,775                   $11,695              $12,768                        $10,003
10/31/2004          $11,431                  $11,790                   $11,714              $12,812                        $10,021
11/30/2004          $11,423                  $11,784                   $11,706              $12,750                        $10,016
12/31/2004          $11,452                  $11,805                   $11,723              $12,780                        $10,032
 1/31/2005          $11,461                  $11,830                   $11,736              $12,778                        $10,044
 2/28/2005          $11,460                  $11,831                   $11,741              $12,754                        $10,051
 3/31/2005          $11,472                  $11,846                   $11,762              $12,745                        $10,066
 4/30/2005          $11,505                  $11,883                   $11,801              $12,819                        $10,102
 5/31/2005          $11,547                  $11,928                   $11,837              $12,874                        $10,127
 6/30/2005          $11,577                  $11,962                   $11,858              $12,903                        $10,147
 7/31/2005          $11,563                  $11,949                   $11,862              $12,868                        $10,154
 8/31/2005          $11,616                  $11,996                   $11,910              $12,952                        $10,197
 9/30/2005          $11,611                  $12,004                   $11,917              $12,919                        $10,204
10/31/2005          $11,622                  $12,006                   $11,937              $12,914                        $10,223
11/30/2005          $11,653                  $12,053                   $11,974              $12,956                        $10,257
12/31/2005          $11,696                  $12,099                   $12,020              $13,007                        $10,296
 1/31/2006          $11,727                  $12,132                   $12,050              $13,032                        $10,325
 2/28/2006          $11,749                  $12,146                   $12,079              $13,048                        $10,352
 3/31/2006          $11,771                  $12,183                   $12,115              $13,063                        $10,383
 4/30/2006          $11,807                  $12,221                   $12,155              $13,107                        $10,421
 5/31/2006          $11,833                  $12,250                   $12,190              $13,125                        $10,452
 6/30/2006          $11,865                  $12,275                   $12,223              $13,152                        $10,483
 7/31/2006          $11,928                  $12,354                   $12,291              $13,253                        $10,542
 8/31/2006          $11,994                  $12,424                   $12,352              $13,352                        $10,597
 9/30/2006          $12,051                  $12,485                   $12,407              $13,423                        $10,645
10/31/2006          $12,103                  $12,529                   $12,457              $13,480                        $10,689
11/30/2006          $12,160                  $12,603                   $12,508              $13,554                        $10,735
12/31/2006          $12,190                  $12,635                   $12,546              $13,560                        $10,768
 1/31/2007          $12,222                  $12,671                   $12,594              $13,592                        $10,810
 2/28/2007          $12,287                  $12,741                   $12,653              $13,702                        $10,865
 3/31/2007          $12,341                  $12,799                   $12,703              $13,755                        $10,909
 4/30/2007          $12,381                  $12,843                   $12,750              $13,806                        $10,950
 5/31/2007          $12,401                  $12,865                   $12,798              $13,795                        $10,988
 6/30/2007          $12,448                  $12,904                   $12,855              $13,853                        $11,038
 7/31/2007          $12,505                  $12,964                   $12,922              $13,962                        $11,096
 8/31/2007          $12,528                  $12,992                   $13,011              $14,075                        $11,162
 9/30/2007          $12,570                  $13,036                   $13,092              $14,179                        $11,231
10/31/2007          $12,629                  $13,113                   $13,133              $14,244                        $11,273
11/30/2007          $12,689                  $13,178                   $13,256              $14,445                        $11,362
12/31/2007          $12,666                  $13,144                   $13,283              $14,487                        $11,393
 1/31/2008          $12,731                  $13,214                   $13,445              $14,739                        $11,531
 2/29/2008          $12,647                  $13,128                   $13,514              $14,871                        $11,586
 3/31/2008          $12,446                  $12,921                   $13,559              $14,882                        $11,618
 4/30/2008          $12,448                  $12,925                   $13,542              $14,797                        $11,617
 5/31/2008          $12,444                  $12,923                   $13,538              $14,760                        $11,624
 6/30/2008          $12,418                  $12,911                   $13,549              $14,787                        $11,637
 7/31/2008          $12,326                  $12,818                   $13,589              $14,829                        $11,664
 8/31/2008          $12,326                  $12,820                   $13,624              $14,899                        $11,693
 9/30/2008          $12,271                  $12,765                   $13,682              $14,810                        $11,671
10/31/2008          $12,091                  $12,566                   $13,765              $14,842                        $11,723
11/30/2008          $11,769                  $12,247                   $13,835              $15,019                        $11,817
12/31/2008          $11,757                  $12,238                   $13,903              $15,207                        $11,899
 1/31/2009          $11,809                  $12,293                   $13,901              $15,248                        $11,920
 2/28/2009          $11,802                  $12,274                   $13,884              $15,222                        $11,895
 3/31/2009          $11,780                  $12,253                   $13,915              $15,294                        $11,920
 4/30/2009          $11,886                  $12,366                   $13,937              $15,380                        $11,963
 5/31/2009          $12,040                  $12,542                   $13,949              $15,486                        $11,990
 6/30/2009          $12,141                  $12,649                   $13,954              $15,512                        $12,001
 7/31/2009          $12,324                  $12,829                   $13,968              $15,586                        $12,016
 8/31/2009          $12,404                  $12,914                   $13,983              $15,669                        $12,044
 9/30/2009          $12,483                  $13,012                   $13,997              $15,729                        $12,059
10/31/2009          $12,630                  $13,153                   $14,006              $15,779                        $12,072
11/30/2009          $12,607                  $13,146                   $14,026              $15,881                        $12,100
12/31/2009          $12,714                  $13,257                   $14,009              $15,789                        $12,095
 1/31/2010          $12,886                  $13,435                   $14,037              $15,910                        $12,121
 2/28/2010          $12,952                  $13,504                   $14,041              $15,947                        $12,127
 3/31/2010          $13,004                  $13,559                   $14,039              $15,929                        $12,119
 4/30/2010          $13,202                  $13,766                   $14,045              $15,977                        $12,136
 5/31/2010          $13,215                  $13,779                   $14,056              $16,017                        $12,140


----------
(1.) The Barclays Capital 9-12 Months U.S. Short Treasury Index is an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero-coupon strips. You cannot invest directly in an index.

                      Wells Fargo Advantage Income Funds 27


Performance Highlights (Unaudited)

                            WELLS FARGO ADVANTAGE STABLE INCOME FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund outperformed its benchmarks, over the 12-month period that ended May 31, 2010, primarily due to its exposure to the spread sectors of the market, such as mortgage-backed securities (MBS), asset-backed securities
     (ABS), and corporate securities.

- We maintained the Fund's duration in line with the benchmark over the period.

- We used the recent strong performance in the spread sectors as an opportunity to reduce the Fund's spread sector exposure overall.

- We added modestly to the Fund's liquidity position during the period, consistent with our strategy of maintaining adequate liquidity in the Fund.

RISKIER ASSETS PERFORMED BEST DURING THE PERIOD.

The Fund's overall performance was primarily driven by the exposure to the spread sectors of the market, such as MBS, ABS, and corporate securities. During the period, most spread sectors outperformed U.S. Treasuries as the economy showed signs of improving and investors were lured by the higher yields offered in these securities relative to Treasuries. As spreads tightened, interest rates remained at historically low levels; this combination provided fixed-income investors with attractive total returns over the period. Rates stayed low, and even declined somewhat, during the period as a result of mixed economic signals and reassurances from the Federal Reserve Board that economic conditions would

----------
(2.) The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Barclays Capital Government/Credit Bond Index which includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund. You cannot invest directly in an index.

(3.) The Barclays Capital 9-12 Months Short-Term U.S. Government/Credit Bond
     Index is the 9-12 month component of the Short Term U.S. Government/Credit Bond Index, which contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The index has an inception date of August 1, 2004. You cannot invest directly in an index.

(4.) The chart compares the performance of the WELLS FARGO ADVANTAGE STABLE
     INCOME FUND Class A and Administrator Class shares for the most recent ten years with the Barclays Capital 9-12 Months U.S. Short Treasury Index, the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index and the Barclays Capital 9-12 Months Short-Term U.S. Government/Credit Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Administrator Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 2.00%.

                      28 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE STABLE INCOME FUND (CONTINUED)

PORTFOLIO ALLOCATION(5)
(AS OF MAY 31, 2010)

                                   (PIE CHART)

Municipal Bonds                       4%
Asset-Backed Securities              23%
Cash Equivalents                      9%
Collateralized Mortgage Securities   21%
Corporate Bonds                      10%
Federal Agencies                     33%

warrant low rates for an extended period. Interest rates in the United States also benefited from the recent instability in Europe, where severe economic troubles in Greece threatened to spill over into a broader economic crisis for the European Union. Europe's woes boosted the demand for U.S. dollars and U.S. Treasuries as a relative safe haven, and the increased demand pushed down yields across the entire yield curve.

The Fund's duration remained neutral to the benchmark over the period. The Fund benefited from significant holdings in the mortgage-backed and asset-backed sectors. As a result of strong performance, we pared our exposure to the non-agency mortgage sector, while maintaining investments in the more liquid sectors of the market, including agency adjustable-rate MBS and consumer ABS. We continued to focus our efforts on finding the best relative value in the higher-quality sectors of the market, while maintaining broad diversification across sectors and individual issuers.

ECONOMIC CONDITIONS IMPROVED, BUT PROGRESS HAS BEEN MODEST.

Recent economic data confirmed that the economy is growing again, led by the manufacturing industries. Low interest rates and government stimulus programs have been helpful, and the recovery in the credit and equity markets restored some confidence among consumers that better times may be ahead. However, unemployment remained high, and employment growth was just starting to turn back into positive territory at the end of the period. We believe that consumer demand will be considerably constrained by continued high unemployment, debt repayment, and tight credit. The continued weakness in the housing market-- itself a victim of high unemployment and tight credit conditions--will likely put further pressure on any consumer recovery. As a result, we expect that this recovery will be modest by historical standards, and progress toward reducing excess capacity (for example, unemployed workers and unused factories) will be slow.

Given the lower-growth outlook, we believe that the Fed will keep interest rates low for the foreseeable future until the unemployment rate is materially improved and a healthier pace of growth is established. Spreads will likely remain at current levels but may improve somewhat as the economic expansion takes further hold and improves investors' perceptions about the prevailing credit environment.

----------
(5.) This chart represents the composite of the portfolio allocations of the Master Portfolio(s) in which the Fund invests. Portfolio holdings are subject to change and may have changed since the date specified. See Notes to Financial Statements for a discussion of the Master Portfolios.

                      Wells Fargo Advantage Income Funds 29


Performance Highlights (Unaudited)

                            WELLS FARGO ADVANTAGE STABLE INCOME FUND (CONTINUED)

THE FUND IS FOCUSING ON YIELD CARRY AND HIGHER QUALITY GOING FORWARD.

Against this backdrop, we believe that the Fund's current yield, rather than significant price movements due to spread or interest rate changes, will likely be the most significant driver of the Fund's returns in coming months. At some point, we believe a continued economic expansion will warrant monetary policy tightening from the Fed in order to keep inflation in check. As this happens and interest rates begin to move higher, we anticipate that the Fund's yield will quickly reflect higher interest rates due to its high liquidity position and shorter duration profile.

In terms of strategy, we remain focused on seeking out compelling value opportunities within the spread sectors. We are emphasizing only the highest-quality spread sectors, including government-backed securities, high-quality corporate bonds, and consumer ABS. Given the low rate environment and relatively tight spreads, we are holding a fairly high cash position. We will look to deploy this cash over time as we find compelling opportunities and as rates rise and offer better long-term value.

                      30 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE STABLE INCOME FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(6) (%) (AS OF MAY 31, 2010)


                                          Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                                  -------------------------------------   -------------------------------------   ----------------
                                  6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(7)   Net(8)
                                  ---------   ------   ------   -------   ---------   ------   ------   -------   --------   -----
Class A (NVSAX)                      2.73      7.56     2.32      2.83       4.82      9.76     2.74      3.04      0.92%    0.85%
Class B (NVSBX)**                    2.85      7.43     2.14      2.73       4.35      8.93     2.14      2.73      1.67%    1.60%
Class C (WSICX)                      3.37      7.90     1.96      2.26       4.37      8.90     1.96      2.26      1.67%    1.60%
Administrator Class (NVSIX)                                                  4.82      9.87     2.93      3.26      0.84%    0.65%
Barclays Capital 9-12 Months
   U.S. Short Treasury Index(1)                                              0.22      0.77     3.50      3.46
Barclays Capital 1-3 Year U.S.
   Government/Credit Bond
   Index(2)                                                                  0.86      3.43     4.47      4.82
Barclays Capital 9-12 Months
   Short-Term U.S.
   Government/Credit Bond
   Index(3)                                                                  0.34      1.26     3.69       NA

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 2.00%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.50%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(6.) The Fund is a gateway fund in a Master/Gateway structure that invests all of its assets in a single Master Portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the Master Portfolio in which it invests.

     Performance shown prior to the inception of Class C on June 30, 2003 reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.

(7.) Reflects the gross expense ratio as stated in the October 1, 2009 prospectus.

(8.) The investment adviser has contractually committed through September 30, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, including acquired fund fees. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                      32 Wells Fargo Advantage Income Funds


Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND (the Fund) seeks total return, consisting of a high level of current income and capital appreciation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION
November 30, 2000

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2010
(EXCLUDING SALES CHARGES)

                                                  1 Year
                                                  ------
Class A                                           20.92%
Barclays Capital U.S. Corporate High Yield Bond
   Index(1)                                       28.79%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. NET AND GROSS EXPENSE RATIOS FOR CLASS A ARE 1.10% AND 1.48%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF MAY 31, 2010)

                               (PERFORMANCE GRAPH)

                         WELLS FARGO ADVANTAGE            BARCLAYS CAPITAL
                        STRATEGIC INCOME FUND -            U.S. CORPORATE
                               CLASS A                 HIGH YIELD BOND INDEX
1/30/2000                      $ 9,550                       $10,000
5/31/2001                      $11,094                       $10,899
5/31/2002                      $10,657                       $11,025
5/31/2003                      $11,540                       $12,186
5/31/2004                      $13,615                       $13,635
5/31/2005                      $14,838                       $15,037
5/31/2006                      $16,052                       $16,125
5/31/2007                      $17,974                       $18,252
5/31/2008                      $17,434                       $18,022
5/31/2009                      $16,258                       $16,622
5/31/2010                      $19,658                       $21,407

----------
(1.) The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged,
     U.S. dollar-denominated, nonconvertible, non-investment grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE STRATEGIC
     INCOME FUND Class A shares for the life of the Fund with the Barclays Capital U.S. Corporate High Yield Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares, reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

                      Wells Fargo Advantage Income Funds 33


Performance Highlights (Unaudited)

                         WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND (CONTINUED)

MANAGER'S DISCUSSION(3)

FUND HIGHLIGHTS

- The Fund underperformed its benchmark due to conservative positioning, primarily our underweighting of financials and the CCC-rated segment of the market.

- We believe that many of the CCC-rated credits continue to carry too much debt. Most of these companies have enough current liquidity to avoid defaulting for the next year or two, but we ultimately believe that they will need to restructure their debt obligations. Consequently, when selecting CCC-rated investments for the Fund, we will focus on issues that we believe can avoid restructuring.

- We underweighted the financials sector because we did not believe that fundamentals were properly reflected in market prices.

CONSERVATIVE POSITIONING IN A STRONG HIGH-YIELD MARKET

For the 12-month period that ended May 31, 2010, the Barclays Capital U.S. Corporate High Yield Bond Index returned 29%, with positive returns every month until losing 3% in May 2010. The Fund has been conservatively positioned since early 2007. Throughout the period, we slowly added risk to the portfolio to reflect improved economic conditions. However, market prices rebounded faster than we expected, and security values ended the period in a manner that reflected much stronger economic and earnings growth than we believe is appropriate for the riskier segment of the market.

We believe that the economy will continue to grow, but at a pace that is not strong enough for many of the CCC-rated credits to grow into their balance sheets. Our focus was on adding risk by selecting stronger CCC-rated credits and B-rated credits that would be able to continue to meet their debt obligations while offering greater yields than higher-rated alternatives. Most of the riskier CCC-rated credits rebounded significantly as near-term expectations of default subsided. We agreed that these credits are not likely to default near-term, but that they still carried excessive debt and will ultimately need to restructure through debt exchanges or bankruptcies. The default rate was 10.9% at the start of the period and peaked at 14.5% in November 2009 before falling to 7.9% in May 2010.

The economy and the markets have benefited from government stimulus and liquidity programs. Even with this significant injection into the economy, growth rates have rebounded more slowly than in past recessionary periods, despite experiencing the deepest recession since the Great Depression. We expect a

----------
(3.) The ratings indicated in the Manager's Discussions are from Standard &
     Poor's and/or Moody's Investors Service. Credit Quality Ratings: Credit quality ratings apply to corporate and municipal bond issues. Standard and Poor's rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody's rates the creditworthiness of bonds, ranging from Aaa (highest) to CC (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories.

                      34 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

                         WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND (CONTINUED)

period of slow growth going forward as the government programs end, the housing market remains fragile, unemployment remains high, the consumer remains overleveraged, and sovereign debt concerns continue, particularly in Europe. Unfortunately, many of the leveraged buyouts done at the market's peak several years ago were capitalized with high debt levels based on continued strong economic growth.

DISCIPLINED CREDIT SELECTION

Given that we remained concerned with economic conditions, we continued to be disciplined in our selection of credits and securities. Our goal was to continue to have a well-diversified portfolio that would offer attractive returns to shareholders while limiting exposure to companies with overleveraged balance sheets.

We repositioned the Fund by selling our exposure in higher-rated, lower-yielding BBB-rated bonds and overleveraged CCC-rated holdings that had appreciated significantly. We sold the BBB-rated holdings due to their higher correlation with Treasury rates and because we believed that the improving economy could lead to higher Treasury rates. The reason for reducing our exposure to overleveraged CCC-rated bonds was our view that prices had appreciated higher than justified by fundamentals. During the period, we reduced our exposure to BBB-rated credits from 5% to 1% and our exposure to CCC-rated credits from 25% to 19%, approximately. We increased our exposure to BB-rated holdings from 20% to 22% and our exposure to B-rated holdings from 44% to 45%, approximately. We have been patiently waiting to reinvest our cash position, which increased from approximately 4% to 12% during the period.

PORTFOLIO ALLOCATION(4)
(AS OF MAY 31, 2010)

                                  (PIE CHART)

Municipal Bonds and Notes     1%
Common Stocks                 1%
Cash Equivalents             14%
Corporate Bonds              84%

WE BELIEVE THAT MANY CCC-RATED CREDITS ARE OVERVALUED AND ECONOMIC GROWTH WILL BE TEPID

The high-yield market rally was driven by improved fundamentals, as well as a search for yield due to the low yields offered in other fixed-income alternatives. We believe that the improved fundamentals justify the strong returns in securities issued by companies with reasonable debt levels. Our analysis focuses on free cash flow relative to outstanding debt, along with debt relative to earnings. The companies that we believe have appropriate debt levels are most of the BB-rated and B-rated issues, along with the better-capitalized CCC-rated credits.

----------
(4.) Portfolio allocation is subject to change and is calculated based on the total investments of the Fund.

                      Wells Fargo Advantage Income Funds 35


Performance Highlights (Unaudited)

                         WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND (CONTINUED)

Over the past 20 years, the average CCC-rated price was 76. That average price rallied from 70 at the start of the period in May 2009 to 96 in late April before dropping to 90 at the end of May 2010. Despite the recent drop to 90, we don't believe that current economic conditions justify CCC-rated prices trading well above the long-term average. We will focus our efforts on higher-quality CCC-rated issues.

Based on our expectation of slow economic growth, we intend to continue investing in companies that are positioned to continue to service their debt obligations and offer attractive opportunities for our investors.

                      36 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

                         WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2010)

                                          Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                                  -------------------------------------   -------------------------------------   -----------------
                                                                Life of                                 Life of
                                  6 Months*   1 Year   5 Year     Fund    6 Months*   1 Year   5 Year     Fund    Gross(5)   Net(6)
                                  ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (SASAX)                      0.17      15.48    4.82      7.38       4.89      20.92    5.79      7.90      1.48%     1.10%
Class B (SASIX)**                   (0.50)     15.03    4.67      7.08       4.50      20.03    5.01      7.08      2.24%     1.85%
Class C (SASCX)                      3.38      18.91    4.97      6.83       4.38      19.91    4.97      6.83      2.23%     1.85%
Barclays Capital U.S. Corporate
 High Yield Bond Index(1)                                                    6.61      28.79    7.32      8.34

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Reflects the gross expense ratio as stated in the October 1, 2009 prospectus.

(6.) The investment adviser has contractually committed through September 30, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                      38 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND (the Fund) seeks total return, consisting of income and capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Troy Ludgood
Thomas O'Connor, CFA

FUND INCEPTION

June 30, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2010

                                                1 Year
                                                ------
Investor Class                                  10.36%
Barclays Capital U.S. Aggregate Bond Index(1)    8.42%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS ARE 0.90% AND 0.93%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, INCLUDING ACQUIRED FUND FEES.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF MAY 31, 2010)

                               (PERFORMANCE GRAPH)

                 WELLS FARGO ADVANTAGE           WELLS FARGO ADVANTAGE           BARCLAYS CAPITAL
                TOTAL RETURN BOND FUND -        TOTAL RETURN BOND FUND -          U.S. AGGREGATE
                        CLASS A                   ADMINISTRATOR CLASS               BOND INDEX
5/31/2000               $ 9,550                        $10,000                       $10,000
5/31/2001               $10,775                        $11,305                       $11,312
5/31/2002               $11,718                        $12,252                       $12,228
5/31/2003               $13,128                        $13,730                       $13,644
5/31/2004               $13,070                        $13,714                       $13,583
5/31/2005               $13,879                        $14,609                       $14,510
5/31/2006               $13,752                        $14,495                       $14,441
5/31/2007               $14,605                        $15,428                       $15,403
5/31/2008               $15,503                        $16,413                       $16,465
5/31/2009               $16,458                        $17,456                       $17,348
5/31/2010               $18,221                        $19,284                       $18,808

----------
(1.) The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays
     Capital Government/Corporate Index and the Barclays Capital U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE TOTAL
     RETURN BOND FUND Class A and Investor Class shares for the most recent ten years with the Barclays Capital U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum, initial sales charge of 4.50%.

                      Wells Fargo Advantage Income Funds 39


Performance Highlights (Unaudited)

                        WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund outperformed its benchmark during the 12-month period that ended May 31, 2010, due to sector overweights in asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), and credit. All of these sectors experienced strong spread tightening during the second half of 2009 and early part of 2010.

- Relative value trading opportunities across sectors also contributed to strong relative performance.

- Bond market liquidity improved and spreads trended tighter until the end of the period when liquidity deteriorated with negative headlines in the financials and sovereign sectors, with generally weaker equity markets, and with concerns about the impact of the Gulf oil disaster.

THE 12-MONTH PERIOD WAS MARKED BY STRONG TECHNICAL FORCES AND HEIGHTENED MARKET VOLATILITY.

During the second half of 2009, fixed-income markets were red-hot as agency mortgage-backed securities (MBS), credit, CMBS, and ABS all outperformed Treasuries. Strong technicals, most notably from the effects of the Federal Reserve and U.S. Treasury agency MBS buy-programs, along with the Term Asset-Lending Facility (TALF) program in the ABS and CMBS sectors, caused spreads to tighten. A historically high level of U.S. Treasury issuance also benefited spread product, which helped the spread tightening.

As government programs began to wind down in the beginning of 2010, the government-sponsored enterprises' announced buyouts of delinquent mortgage loans provided positive opportunities for our relative value trading in a temporarily dislocated mortgage market, particularly in agency hybrid adjustable-rate mortgages. April and May of 2010 saw plenty of headline risk with increased geopolitical unrest, sovereign default fears, and uncertainty about future financial regulation of the U.S. banking system, which began to weaken the markets and hurt liquidity.

Also weighing on investor psyches was the uncertainty wrought by the Deepwater Horizon incident in the Gulf of Mexico. Although the rig exploded on April 20, it was during May that the scope of the disaster became apparent.

Moreover, macroeconomic indicators appeared to hit a soft patch at the end of the period. Consumer spending and Case-Shiller housing data both stalled in May after improving during the first quarter of 2010. The London Interbank Offered Rate rose, heightening global funding concerns and increasing risk aversion, both of which caused liquidity to deteriorate.

                      40 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND (CONTINUED)

TACTICAL TRADING ADDED VALUE DURING THE PERIOD.

In the credit sector, we began the period with an 8.1% risk-adjusted overweight versus the benchmark and increased exposure during the third quarter. In noncorporates, we found good relative value trading opportunities in emerging market sovereigns, such as Brazil, Poland, and South Africa, and in high-quality sovereigns, such as Ontario Province and Swedish Export Credit. We scaled back positions in consumer products, banks, and telecom as positions met our targets. During the fourth quarter, we reduced our risk-adjusted overweight to the credit sector from 9.0% to 4.0% as positions met our relative value targets.

In early 2010, we increased exposure to the consumer products, retail, and telecom sectors while exiting positions in the Republic of Hungary and Brazil and decreasing our overweight to Qatar. We also scaled back positions in the energy sector based on changing valuations and concerns about the potential impact of oil-spill liabilities. In May, we decreased our risk-adjusted overweight to the credit sector from 7.0% to 5.5%, reducing positions sensitive to increasing individual security risk, and added back select names in the new-issue market.

In the CMBS market in the third and fourth quarter of 2009, we tactically traded around our overweight, adding positions that were eligible for the federal TALF program and that were originally issued around 2004 to 2005. Shorter maturity bonds outperformed, and we reduced our overweight in this sector by selling older, 2000-2001 issued securities. In the first quarter of 2010, we added blocks of 2006 vintage CMBS with added credit-enhancements while selling some older 2001-2005 vintage bonds. We increased our overweight in April as CMBS spreads softened into month-end, but we reduced the overweight in May given the volatility and uncertainty in the broader markets.

In the ABS sector, we reduced our overweight in the third quarter and early part of the fourth quarter but added back some exposure at year-end. We increased our ABS overweight in the first quarter of 2010, finding good relative value opportunities in long student-loan floaters, Discover credit card ABS, and new-issue Auto Dealer Floorplan ABS. We scaled back our overweight to consumer ABS in April and May, primarily reducing our overweight to Discover Credit Card ABS, which outperformed the index.

In the MBS sector, we began the period at a 4% overweight and gradually moved to an underweight ahead of the conclusion of the Fed MBS purchase program at the end of March. Throughout the period, we found good relative value trades given the volatility in mortgage spreads and uncertainty around the timing of agency MBS buyouts of delinquent loans.

                      Wells Fargo Advantage Income Funds 41


Performance Highlights (Unaudited)

                        WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND (CONTINUED)

HEIGHTENED VOLATILITY MAY CREATE MORE RELATIVE VALUE OPPORTUNITIES.

Markets hit a rough patch in May 2010, driven by softening economic data, rising individual security risk, and air pockets in liquidity as evinced by the widening corporate bid/ask spreads and the equity market "flash crash" on May 6. While a sell-off in equities and spread product was not a surprise following excessive buying demand in April, many market participants were poorly positioned into the correction, which exacerbated the volatility.

Economic data such as company surveys, vehicle and home sales, mortgage applications, and consumer prices suggest some slowdown in the economy going forward, but without a meaningful probability of a double-dip recession at this time.

PORTFOLIO ALLOCATION(3)
(AS OF MAY 31, 2010)

                                  (PIE CHART)

Asset-Backed Securities                       7%
Collateralized Mortgage Obligations           9%
Commercial Mortgage-Backed Securities        12%
Corporate Bonds                              23%
Mortgage-Backed Securities                   27%
Other                                         2%
U.S. Treasury Notes                          20%

Sovereign risk in Europe flared up again early in the month as the markets questioned the European Union's commitment to Greece and shifted to a view that a Greek debt restructuring is possible. While implementation of the 660 billion euro support package should begin to restore liquidity to the marketplace, some further clarification of eurozone policies on sovereigns and banks would be helpful to mitigate contagion concerns.

In the last week of May, successful new issues from Goldman Sachs and Discovery Communications reopened the corporate market. The new issues provided greater price transparency after a correction in spreads and encouragement that corporate market liquidity could improve going into June. At the end of the period, we saw additional value in agencies such as Tennessee Valley Authority and supra-nationals such as the World Bank, relative to some of the higher risks in some lower-quality credits.

Consistent with our process, we respond to market volatility by reducing more concentrated exposures and higher-risk securities in order to mitigate downside risk to the portfolio and position for new relative value opportunities as they arise. We maintain modest overweights to the credit sector, CMBS, and ABS, providing ample capacity to add back securities at more attractive levels. In mortgages, we are less likely to increase our underweight because the sector has proved to be a safe harbor from volatility in other spread products in the recent past.

----------
(3.) This chart represents the composite of the portfolio allocations of the Master Portfolio(s) in which the Fund invests. Portfolio holdings are subject to change and may have changed since the date specified. See Notes to Financial Statements for a discussion of the Master Portfolios.

                      42 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

                        WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF MAY 31, 2010)

                                          Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                                  -------------------------------------   -------------------------------------   -----------------
                                  6 Months*   1 Year   5 Year   10 year   6 Months*   1 Year   5 Year   10 year   Gross(5)   Net(6)
                                  ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (MBFAX)                     (1.83)     5.73     4.63      6.18       2.79      10.71    5.60      6.67      0.87%     0.85%
Class B (MBFBX)**                   (2.98)     4.56     4.41      6.20       2.02       9.56    4.75      6.20      1.62%     1.60%
Class C (MBFCX)                      1.03      8.50     4.72      5.87       2.03       9.50    4.72      5.87      1.63%     1.60%
Administrator Class (MNTRX)                                                  2.49      10.48    5.71      6.79      0.79%     0.70%
Institutional Class (MBFIX)                                                  2.48      10.70    5.99      7.00      0.53%     0.42%
Investor Class (WTRZX)                                                       2.39      10.36    5.47      6.53      0.93%     0.90%
Barclays Capital U.S. Aggregate
   Bond Index(1)                                                             2.08       8.42    5.33      6.52


*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4.) The Fund is a gateway fund in a Master/Gateway structure that invests all of its assets in a single Master Portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the Master Portfolio in which it invests.

     Performance shown prior to the inception of Class A, Class B, and Class C on October 31, 2001 reflects the performance of Administrator Class, adjusted to reflect Class A, Class B, and Class C sales charges and expenses, as applicable. Performance shown prior to the inception of Institutional Class on October 31, 2001 reflects the performance of Administrator Class, and includes expenses that are not applicable to and are higher than those of Institutional Class. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of Investor Class. Performance shown prior to the inception of Investor Class on April 11, 2005 reflects the performance of Administrator Class, adjusted to reflect Class Z expenses.

(5.) Reflects the gross expense ratio as stated in the October 1, 2009 prospectus.

(6.) The investment adviser has contractually committed through September 30, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, including acquired fund fees. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

                      Wells Fargo Advantage Income Funds 43


Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2009 to May 31, 2010.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning         Ending          Expenses
                                              Account Value   Account Value   Paid During the     Net Annual
DIVERSIFIED BOND FUND                           12-01-2009      5-31-2010        Period(1)      Expense Ratio
---------------------                         -------------   -------------   ---------------   -------------
ADMINISTRATOR CLASS
  Actual                                        $1,000.00       $1,035.30          $3.55            0.70%
  Hypothetical (5% return before expenses)      $1,000.00       $1,021.44          $3.53            0.70%
INCOME PLUS FUND
CLASS A
  Actual                                        $1,000.00       $1,028.80          $4.55            0.90%
  Hypothetical (5% return before expenses)      $1,000.00       $1,020.44          $4.53            0.90%
CLASS B
  Actual                                        $1,000.00       $1,025.60          $8.33            1.65%
  Hypothetical (5% return before expenses)      $1,000.00       $1,016.70          $8.30            1.65%
CLASS C
  Actual                                        $1,000.00       $1,025.10          $8.33            1.65%
  Hypothetical (5% return before expenses)      $1,000.00       $1,016.70          $8.30            1.65%
INSTITUTIONAL CLASS
  Actual                                        $1,000.00       $1,030.20          $3.09            0.61%
  Hypothetical (5% return before expenses)      $1,000.00       $1,021.89          $3.07            0.61%
INVESTOR CLASS
  Actual                                        $1,000.00       $1,029.40          $4.76            0.94%
  Hypothetical (5% return before expenses)      $1,000.00       $1,020.24          $4.73            0.94%

                      44 Wells Fargo Advantage Income Funds


                                                       Fund Expenses (Unaudited)

                                                Beginning         Ending          Expenses
                                              Account Value   Account Value   Paid During the     Net Annual
INFLATION-PROTECTED BOND FUND                   12-01-2009      5-31-2010        Period(1)      Expense Ratio
-----------------------------                 -------------   -------------   ---------------   -------------
CLASS A
   Actual                                       $1,000.00       $1,006.80          $4.25            0.85%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.69          $4.28            0.85%
CLASS B
   Actual                                       $1,000.00       $1,003.30          $7.99            1.60%
   Hypothetical (5% return before expenses)     $1,000.00       $1,016.95          $8.05            1.60%
CLASS C
   Actual                                       $1,000.00       $1,002.30          $7.99            1.60%
   Hypothetical (5% return before expenses)     $1,000.00       $1,016.95          $8.05            1.60%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,007.70          $3.00            0.60%
   Hypothetical (5% return before expenses)     $1,000.00       $1,021.94          $3.02            0.60%
SHORT DURATION GOVERNMENT BOND FUND
CLASS A
   Actual                                       $1,000.00       $1,009.70          $4.26            0.85%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.69          $4.28            0.85%
CLASS B
   Actual                                       $1,000.00       $1,005.90          $8.00            1.60%
   Hypothetical (5% return before expenses)     $1,000.00       $1,016.95          $8.05            1.60%
CLASS C
   Actual                                       $1,000.00       $1,005.90          $8.00            1.60%
   Hypothetical (5% return before expenses)     $1,000.00       $1,016.95          $8.05            1.60%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,010.00          $3.01            0.60%
   Hypothetical (5% return before expenses)     $1,000.00       $1,021.94          $3.02            0.60%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,011.80          $2.11            0.42%
   Hypothetical (5% return before expenses)     $1,000.00       $1,022.84          $2.12            0.42%
STABLE INCOME FUND
CLASS A
   Actual                                       $1,000.00       $1,048.20          $4.34            0.85%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.69          $4.28            0.85%
CLASS B
   Actual                                       $1,000.00       $1,043.50          $8.15            1.60%
   Hypothetical (5% return before expenses)     $1,000.00       $1,016.95          $8.05            1.60%
CLASS C
   Actual                                       $1,000.00       $1,043.70          $8.15            1.60%
   Hypothetical (5% return before expenses)     $1,000.00       $1,016.95          $8.05            1.60%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,048.20          $3.32            0.65%
   Hypothetical (5% return before expenses)     $1,000.00       $1,021.69          $3.28            0.65%

                      Wells Fargo Advantage Income Funds 45


Fund Expenses (Unaudited)

                                                Beginning         Ending          Expenses
                                              Account Value   Account Value   Paid During the     Net Annual
STRATEGIC INCOME FUND                           12-01-2009      5-31-2010        Period(1)      Expense Ratio
---------------------                         -------------   -------------   ---------------   -------------
CLASS A
   Actual                                       $1,000.00       $1,048.90          $5.62            1.10%
   Hypothetical (5% return before expenses)     $1,000.00       $1,019.45          $5.54            1.10%
CLASS B
   Actual                                       $1,000.00       $1,045.00          $9.43            1.85%
   Hypothetical (5% return before expenses)     $1,000.00       $1,015.71          $9.30            1.85%
CLASS C
   Actual                                       $1,000.00       $1,043.80          $9.43            1.85%
   Hypothetical (5% return before expenses)     $1,000.00       $1,015.71          $9.30            1.85%
TOTAL RETURN BOND FUND
CLASS A
   Actual                                       $1,000.00       $1,027.90          $4.25            0.84%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.74          $4.23            0.84%
CLASS B
   Actual                                       $1,000.00       $1,020.20          $8.01            1.59%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.00          $8.00            1.59%
CLASS C
   Actual                                       $1,000.00       $1,020.30          $8.01            1.59%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.00          $8.00            1.59%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,024.90          $3.53            0.70%
   Hypothetical (5% return before expenses)     $1,000.00       $1,021.44          $3.53            0.70%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,024.80          $2.12            0.42%
   Hypothetical (5% return before expenses)     $1,000.00       $1,022.84          $2.12            0.42%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,023.90          $4.49            0.89%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.49          $4.48            0.89%

----------
(1.) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

                     46 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

DIVERSIFIED BOND FUND

FACE/SHARE
   AMOUNT    SECURITY NAME                                                                                           VALUE
-----------  -------------------------------------------------------------------------------------------------  --------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 100.38%
         NA  WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND PORTFOLIO                                           $    4,832,264
         NA  WELLS FARGO ADVANTAGE MANAGED FIXED INCOME PORTFOLIO                                                   33,825,965
         NA  WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                       9,674,696
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $48,024,000)                                                48,332,925
                                                                                                                --------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $48,024,000)*                                                                                  100.38%     48,332,925
OTHER ASSETS AND LIABILITIES, NET                                                                        (0.38)       (183,069)
                                                                                                        ------  --------------
TOTAL NET ASSETS                                                                                        100.00% $   48,149,856
                                                                                                        ======  ==============

----------
* Cost for federal income tax purposes is $48,435,953 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 384,129
Gross unrealized depreciation    (487,157)
                                ---------
Net unrealized depreciation     $(103,028)

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 47


Portfolio of Investments--May 31, 2010

INCOME PLUS FUND

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
AGENCY NOTES - INTEREST BEARING: 4.04%
$ 6,550,000  FNMA                                                                    1.50%        06/26/2013    $    6,538,203
 10,660,000  FNMA                                                                    4.75         11/19/2012        11,560,877
TOTAL AGENCY NOTES - INTEREST BEARING (COST $17,417,949)                                                            18,099,080
                                                                                                                --------------
AGENCY SECURITIES: 28.13%
FEDERAL HOME LOAN MORTGAGE CORPORATION: 2.27%
  9,190,000   FHLMC%%                                                                6.00         09/15/2034         9,905,092
        849   FHLMC #170065                                                         14.00         09/01/2012               935
    161,256   FHLMC #1J1263+/-                                                       5.74         01/01/2036           170,118
     80,052   FHLMC #A77459                                                          7.50         05/01/2038            88,339
      1,290   FHLMC #C00922                                                          8.00         02/01/2030             1,477
                                                                                                                    10,165,961
                                                                                                                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 23.88%
  1,740,000   FNMA%%                                                                 4.00         01/25/2040         1,725,863
  9,740,000   FNMA%%                                                                 4.50         01/25/2040         9,937,839
 22,595,000   FNMA%%                                                                 5.00         08/25/2039        23,650,616
 14,440,000   FNMA%%                                                                 5.50         03/25/2037        15,403,422
 10,325,000   FNMA%%                                                                 6.00         04/25/2035        11,120,345
    202,105   FNMA #256986                                                           7.00         11/01/2037           222,150
    962,665   FNMA #257307                                                           6.00         08/01/2038         1,038,399
  1,970,000   FNMA #465156                                                           4.46         05/01/2020         2,038,499
  1,122,392   FNMA #725715                                                           5.50         08/01/2034         1,202,357
    342,390   FNMA #735230                                                           5.50         02/01/2035           366,783
    138,111   FNMA #831621                                                           7.00         07/01/2036           153,048
    525,742   FNMA #863727+/-                                                        5.33         01/01/2036           549,676
    234,681   FNMA #886087                                                           6.50         07/01/2036           256,050
    241,870   FNMA #886686+/-                                                        6.02         08/01/2036           256,841
    346,247   FNMA #888022                                                           5.00         02/01/2036           363,719
    720,381   FNMA #889398                                                           6.00         11/01/2037           777,505
    168,118   FNMA #892283+/-                                                        5.86         09/01/2036           178,157
    155,564   FNMA #895998                                                           6.50         07/01/2036           169,729
     94,865   FNMA #902200                                                           6.50         11/01/2036           103,503
    392,418   FNMA #918447                                                           5.50         05/01/2022           421,976
  3,093,056   FNMA #934370                                                           5.50         08/01/2038         3,300,198
  8,090,507   FNMA #941312                                                           6.50         07/01/2037         8,814,544
     54,821   FNMA #976190                                                           7.50         05/01/2038            60,683
  6,170,759   FNMA #987853                                                           5.50         08/01/2038         6,584,014
  5,927,681   FNMA #995591                                                           7.00         03/01/2024         6,431,419
 10,932,334   FNMA #AD0143                                                           5.50         06/01/2024        11,755,790
                                                                                                                   106,883,125
                                                                                                                --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 1.98%
  8,640,000   GNMA%%                                                                 4.50         01/20/2040         8,845,200
        467   GNMA #45265                                                           15.00         08/15/2011               507
      1,485   GNMA #516121                                                           7.50         12/15/2029             1,692
        182   GNMA #53809                                                           15.00         02/15/2012               207
        224   GNMA #54340                                                           15.00         05/15/2012               255
                                                                                                                     8,847,861
                                                                                                                --------------
TOTAL AGENCY SECURITIES (COST $123,199,578)                                                                        125,896,947
                                                                                                                --------------

                     48 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010


INCOME PLUS FUND

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
ASSET BACKED SECURITIES: 2.96%
$   200,000  AMERICAN EXPRESS ISSUANCE TRUST SERIES 2007-1 CLASS A+/-                0.54%        09/15/2011    $      200,093
    610,687  CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2007-4 CLASS A3B+/-         1.04         12/15/2011           611,392
    430,000  CHASE ISSUANCE TRUST SERIES 2005-A6 CLASS A6+/-                         0.41         07/15/2014           428,145
  3,410,000  CHASE ISSUANCE TRUST SERIES 2009-A3 CLASS A3                            2.40         06/17/2013         3,456,049
    285,000  CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2005-C1 CLASS C1             5.50         03/24/2017           296,325
  1,072,488  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2004-S1 CLASS
             A3(o) (o)                                                               4.62         02/25/2035           984,567
  1,810,926  CVS PASS-THROUGH TRUST SERIES T                                         6.04         12/10/2028         1,832,603
      7,721  DAIMLER AUTO TRUST SERIES 2008-B CLASS A2A                              3.81         07/08/2011             7,728
  2,345,000  DISCOVER CARD MASTER TRUST SERIES 2008-A4 CLASS A4                      5.65         12/15/2015         2,596,633
  2,095,464  HARPER LAKE SOLAR FUNDING CORPORATION++(i)                              7.65         12/31/2018         2,333,153
      6,799  SACO I TRUST SERIES 2005-2 CLASS A+/-++(i)                              0.54         04/25/2035             2,691
    507,390  USAA AUTO OWNER TRUST SERIES 2007-2 CLASS A3                            4.90         02/15/2012           510,146
TOTAL ASSET BACKED SECURITIES (COST $12,710,081)                                                                    13,259,525
                                                                                                                --------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 9.49%
  1,070,000  BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2008-1
             CLASS AM                                                                6.23         02/10/2051           812,801
  1,485,000  CITIGROUP COMMERCIAL MORTGAGE TRUST SERIES 2008-C7 CLASS AM             6.09         12/10/2049         1,247,900
  2,050,000  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-LB4A
             CLASS A4                                                                4.58         10/15/2037         2,084,275
    644,315  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES
             1998-C2 CLASS AX(c)                                                     0.38         11/11/2030             7,709
    355,000  CREDIT SUISSE MORTGAGE CAPITAL CERTIFICATES SERIES 2006-C3 CLASS
             A3                                                                      5.82         06/15/2038           360,014
    850,000  FHLMC SERIES 2736 CLASS BC                                              5.00         12/15/2029           898,140
    113,413  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-57 CLASS 2A1+/-       4.77         07/25/2043           113,079
     67,105  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-59 CLASS 2A1+/-       4.30         10/25/2043            66,772
  3,686,409  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-42 CLASS A5           7.50         02/25/2042         4,178,315
    893,975  FNMA SERIES 2004-7 CLASS AE                                             5.00         12/25/2030           918,851
    168,992  FNMA WHOLE LOAN SERIES 2003-W14 CLASS 2A+/-                             4.62         01/25/2043           175,751
    321,926  FNMA WHOLE LOAN SERIES 2003-W8 CLASS 4A+/-                              4.50         11/25/2042           336,966
  3,952,944  FNMA WHOLE LOAN SERIES 2004-W11 CLASS 1A3                               7.00         05/25/2044         4,390,239
  3,300,884  FNMA WHOLE LOAN SERIES 2004-W15 CLASS 1A3                               7.00         08/25/2044         3,676,525
    189,797  FNMA WHOLE LOAN SERIES 2005-W4 CLASS 3A+/-                              4.18         06/25/2035           198,279
    201,681  GNMA SERIES 2005-59 CLASS A                                             4.39         05/16/2023           205,336
  1,371,511  GNMA SERIES 2005-90 CLASS A                                             3.76         09/16/2028         1,406,866
    487,246  GNMA SERIES 2006-3 CLASS A                                              4.21         01/16/2028           496,690
  1,804,520  GNMA SERIES 2007-12 CLASS A                                             3.96         06/16/2031         1,861,596
    485,000  GNMA SERIES 2007-12 CLASS C                                             5.28         04/16/2041           522,251
  2,851,075  GNMA SERIES 2007-69 CLASS TA                                            4.72         06/16/2031         2,925,160
 19,721,635  GNMA SERIES 2008-22 CLASS XM(c)                                         0.98         02/16/2050           900,293
  4,365,000  GNMA SERIES 2008-86 CLASS D                                             5.46         04/16/2040         4,644,960
  2,020,000  LEHMAN BROTHERS-UBS COMMERCIAL MORTGAGE TRUST SERIES 2006-C1
             CLASS A4                                                                5.16         02/15/2031         2,050,041
  3,830,000  LEHMAN BROTHERS-UBS COMMERCIAL MORTGAGE TRUST SERIES 2003-C8
             CLASS A3                                                                4.83         11/15/2027         3,961,853
  2,115,917  MACH ONE TRUST COMMERCIAL MORTGAGE BACKED SERIES 2004-1 CLASS
             X++(i)(c)                                                               1.21         05/28/2040            32,183
  1,995,000  MERRILL LYNCH COUNTRYWIDE COMMERCIAL MORTGAGE SECURITIES SERIES
             2006-4 CLASS A3                                                         5.17         12/12/2049         1,910,823
  1,570,073  MORGAN STANLEY CAPITAL I SERIES 2004-RR2 CLASS X++(c)                   0.93         10/28/2033            18,417
  1,965,000  MORGAN STANLEY CAPITAL I SERIES 2004-T15 CLASS A4                       5.27         06/13/2041         2,037,574
     13,608  SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 2000-C2 CLASS A2        7.46         07/18/2033            13,586
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $40,067,358)                                                        42,453,245
                                                                                                                --------------
CORPORATE BONDS & NOTES: 23.32%
AGRICULTURAL PRODUCTS & SERVICES: 0.29%
  1,188,000  MOSAIC COMPANY++                                                        7.63         12/01/2016         1,303,912
                                                                                                                --------------
AMUSEMENT & RECREATION SERVICES: 0.18%
     901,000   AGUA CALIENTE BAND OF CAHUILLA INDIANS++(i)                           6.44         10/01/2016           780,509
                                                                                                                --------------

                      Wells Fargo Advantage Income Funds 49


Portfolio of Investments--May 31, 2010

INCOME PLUS FUND

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
APPAREL & ACCESSORY STORES: 0.28%
$ 1,250,000  LIMITED BRANDS INCORPORATED                                             7.00%        05/01/2020    $    1,243,750
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 0.26%
  1,105,000  DR HORTON INCORPORATED                                                  6.88         05/01/2013         1,157,488
                                                                                                                --------------
BUSINESS SERVICES: 0.52%
    945,000  EQUIFAX INCORPORATED                                                    6.30         07/01/2017         1,040,305
  1,250,000  NETFLIX INCORPORATED                                                    8.50         11/15/2017         1,290,625
                                                                                                                     2,330,930
                                                                                                                --------------
CHEMICALS & ALLIED PRODUCTS: 0.29%
  1,250,000  NALCO COMPANY                                                           8.25         05/15/2017         1,293,750
                                                                                                                --------------
COAL MINING: 0.56%
  1,250,000  CONSOL ENERGY INCORPORATED++                                            8.25         04/01/2020         1,276,563
  1,250,000  PEABODY ENERGY CORPORATION                                              5.88         04/15/2016         1,225,000
                                                                                                                     2,501,563
                                                                                                                --------------
COMMUNICATIONS: 2.77%
    935,000  ALLTEL CORPORATION                                                      7.00         07/01/2012         1,034,532
  1,250,000  AMERICAN TOWER CORPORATION                                              7.00         10/15/2017         1,378,125
  1,565,000  CBS CORPORATION                                                         7.88         07/30/2030         1,716,910
  1,250,000  CROWN CASTLE INTERNATIONAL CORPORATION                                  7.13         11/01/2019         1,212,500
  1,250,000  CSC HOLDINGS INCORPORATED++                                             8.63         02/15/2019         1,303,125
  1,250,000  DIRECTV HOLDINGS LLC / DIRECTTV FINANCING COMPANY INCORPORATED          6.38         06/15/2015         1,289,063
  1,250,000  DISH DBS CORPORATION                                                    7.75         05/31/2015         1,256,250
    780,000  QWEST CORPORATION                                                       8.38         05/01/2016           846,300
  1,250,000  SPRINT NEXTEL CORPORATION                                               6.00         12/01/2016         1,112,500
  1,250,000  WINDSTREAM CORPORATION                                                  8.13         08/01/2013         1,262,500
                                                                                                                    12,411,805
                                                                                                                --------------
DEPOSITORY INSTITUTIONS: 2.35%
  1,980,000  BANK OF AMERICA CORPORATION                                             6.50         08/01/2016         2,108,926
  1,580,000  COMMONWEALTH BANK OF AUSTRALIA CAPITAL TRUST(ii)++                      6.02         03/29/2049         1,419,609
  1,590,000  FIFTH THIRD BANCORP<<                                                   6.25         05/01/2013         1,717,152
  1,000,000  JPMORGAN CHASE & COMPANY SERIES(1)                                      7.90         04/29/2049         1,017,250
  1,595,000  KEYBANK NA                                                              4.95         09/15/2015         1,602,734
  1,250,000  NEW COMMUNICATIONS HOLDINGS INCORPORATED++                              8.25         04/15/2017         1,237,500
  1,415,000  PNC FINANCIAL SERVICES GROUP INCORPORATED                               8.25         05/29/2049         1,427,291
                                                                                                                    10,530,462
                                                                                                                --------------
ELECTRIC, GAS & SANITARY SERVICES: 1.13%
     93,254  COSO GEOTHERMAL POWER HOLDINGS++(i)                                     7.00         07/15/2026            90,408
  1,250,000  EL PASO NATURAL GAS CORPORATION                                         7.25         06/01/2018         1,224,208
  1,000,000  IPALCO ENTERPRISES INCORPORATED++                                       7.25         04/01/2016         1,017,500
  1,000,000  MIRANT NORTH AMERICA LLC                                                7.38         12/31/2013         1,002,500
  1,250,000  NRG ENERGY INCORPORATED                                                 7.38         02/01/2016         1,209,375
    500,000  NV ENERGY INCORPORATED                                                  6.75         08/15/2017           503,071
                                                                                                                     5,047,062
                                                                                                                --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 0.39%
    500,000  HEXCEL CORPORATION                                                      6.75         02/01/2015           488,750
  1,250,000  L-3 COMMUNICATIONS CORPORATION                                          6.38         10/15/2015         1,250,000
                                                                                                                     1,738,750
                                                                                                                --------------

                      50 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

INCOME PLUS FUND

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 0.57%
$ 1,250,000  BALL CORPORATION                                                        7.38%        09/01/2019    $    1,265,625
  1,250,000  VALMONT INDUSTRIES INCORPORATED                                         6.63         04/20/2020         1,269,288
                                                                                                                     2,534,913
                                                                                                                --------------
FOOD & KINDRED PRODUCTS: 1.00%
  1,250,000  CONSTELLATION BRANDS INCORPORATED                                       7.25         09/01/2016         1,243,750
  1,790,000  KRAFT FOODS INCORPORATED                                                6.13         08/23/2018         1,969,836
  1,250,000  TREEHOUSE FOODS INCORPORATED                                            7.75         03/01/2018         1,278,125
                                                                                                                     4,491,711
                                                                                                                --------------
FOOD STORES: 0.24%
  1,000,000   KROGER COMPANY                                                         6.75         04/15/2012         1,088,553
                                                                                                                --------------
HEALTH SERVICES: 0.98%
  1,250,000  DAVITA INCORPORATED                                                     7.25         03/15/2015         1,243,750
    250,000  HCA INCORPORATED++                                                      7.25         09/15/2020           249,375
  1,000,000  HCA INCORPORATED++                                                      8.50         04/15/2019         1,045,000
  1,695,000  LABORATORY CORPORATION OF AMERICA HOLDINGS                              5.63         12/15/2015         1,845,231
                                                                                                                     4,383,356
                                                                                                                --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 1.78%
  1,250,000  BROCADE COMMUNICATIONS SYSTEMS INCORPORATED++                           6.88         01/15/2020         1,231,250
  1,250,000  CLEAN HARBORS INCORPORATED                                              7.63         08/15/2016         1,281,250
  2,225,000  L-3 COMMUNICATIONS CORPORATION                                          4.75         07/15/2020         2,219,053
  1,250,000  OWENS-BROCKWAY GLASS CONTAINER INCORPORATED                             7.38         05/15/2016         1,271,875
  1,250,000  SPX CORPORATION                                                         7.63         12/15/2014         1,271,875
    670,000  TEREX CORPORATION                                                       7.38         01/15/2014           671,675
                                                                                                                     7,946,978
                                                                                                                --------------
INSURANCE AGENTS, BROKERS & SERVICE: 1.08%
  1,790,000  AFLAC INCORPORATED                                                      6.90         12/17/2039         1,790,677
  1,180,000  NATIONAL LIFE INSURANCE COMPANY (VERMONT)++                            10.50         09/15/2039         1,328,879
  1,650,000  WILLIS NORTH AMERICA INCORPORATED                                       7.00         09/29/2019         1,724,407
                                                                                                                     4,843,963
                                                                                                                --------------
INSURANCE CARRIERS: 0.88%
  1,695,000  TORCHMARK CORPORATION                                                   9.25         06/15/2019         2,073,419
  1,670,000  UNUM GROUP                                                              7.13         09/30/2016         1,868,304
                                                                                                                     3,941,723
                                                                                                                --------------
LEGAL SERVICES: 0.28%
  1,250,000  FTI CONSULTING INCORPORATED                                             7.75         10/01/2016         1,234,375
                                                                                                                --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
   OPTICAL GOODS: 0.22%
    935,000  XEROX CORPORATION                                                       6.88         08/15/2011           982,912
                                                                                                                --------------
MISCELLANEOUS RETAIL: 0.56%
  1,250,000  MACY'S RETAIL HOLDINGS INCORPORATED                                     5.90         12/01/2016         1,253,125
  1,250,000  SUBURBAN PROPANE PARTNERS LP                                            7.38         03/15/2020         1,243,750
                                                                                                                     2,496,875
                                                                                                                --------------

                      Wells Fargo Advantage Income Funds 51


Portfolio of Investments--May 31, 2010

INCOME PLUS FUND

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
MISCELLANEOUS SERVICES: 0.29%
$ 1,250,000  CORRECTIONS CORPORATION OF AMERICA                                      7.75%        06/01/2017    $    1,290,625
                                                                                                                --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 1.50%
  1,685,000  DISCOVER FINANCIAL SERVICES                                            10.25         07/15/2019         1,984,767
  1,030,000  GENERAL ELECTRIC CAPITAL CORPORATION                                    6.88         01/10/2039         1,095,152
  1,965,000  MERRILL LYNCH & COMPANY INCORPORATED SERIES MTN                         6.88         04/25/2018         2,023,932
  1,825,000  SLM CORPORATION                                                         8.00         03/25/2020         1,623,334
                                                                                                                     6,727,185
                                                                                                                --------------
OIL & GAS EXTRACTION: 0.80%
  1,000,000  CHESAPEAKE ENERGY CORPORATION                                           6.38         06/15/2015           997,500
  1,250,000  NEWFIELD EXPLORATION COMPANY                                            6.88         02/01/2020         1,206,250
  1,250,000  PRIDE INTERNATIONAL INCORPORATED                                        8.50         06/15/2019         1,368,750
                                                                                                                     3,572,500
                                                                                                                --------------
PAPER & ALLIED PRODUCTS: 0.84%
  1,000,000  DOMTAR CORPORATION                                                     10.75         06/01/2017         1,170,000
  1,250,000  GEORGIA-PACIFIC LLC++                                                   7.00         01/15/2015         1,250,000
  1,250,000  ROCK-TENN COMPANY                                                       9.25         03/15/2016         1,321,875
                                                                                                                     3,741,875
                                                                                                                --------------
PERSONAL SERVICES: 0.27%
  1,250,000  SERVICE CORPORATION INTERNATIONAL SERIES WI                             7.00         06/15/2017         1,212,500
                                                                                                                --------------
PIPELINES: 0.23%
    910,000  TEXAS EASTERN TRANSMISSION LP                                           7.00         07/15/2032         1,038,832
                                                                                                                --------------
PRIMARY METAL INDUSTRIES: 0.76%
  1,250,000  BELDEN INCORPORATED                                                     7.00         03/15/2017         1,193,750
  1,000,000  STEEL DYNAMICS INCORPORATED                                             7.75         04/15/2016           995,000
  1,250,000  US STEEL CORPORATION                                                    7.38         04/01/2020         1,221,875
                                                                                                                     3,410,625
                                                                                                                --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.30%
  1,080,000  NEWS AMERICA HOLDINGS INCORPORATED                                      8.25         08/10/2018         1,338,079
                                                                                                                --------------
REAL ESTATE: 0.30%
  1,355,000  VENTAS REALTY LP SENIOR NOTES                                           6.50         06/01/2016         1,355,000
                                                                                                                --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.01%
  2,410,000  LAZARD GROUP LLC                                                        7.13         05/15/2015         2,552,000
  1,711,000  RAYMOND JAMES FINANCIAL INCORPORATED                                    8.60         08/15/2019         1,972,910
                                                                                                                     4,524,910
                                                                                                                --------------
TOBACCO PRODUCTS: 0.41%
  1,695,000  LORILLARD TOBACCO COMPANY                                               8.13         06/23/2019         1,844,904
                                                                                                                --------------
TOTAL CORPORATE BONDS & NOTES (COST $101,527,435)                                                                  104,342,375
                                                                                                                --------------
YANKEE CORPORATE BONDS: 6.45%
  1,345,000  ARCELORMITTAL                                                           6.13         06/01/2018         1,364,661
  1,800,000  BANCO NACIONAL DE DESENVOLVIMENTO ECONOMICO E SOCIAL++                  5.50         07/12/2020         1,746,000
  1,535,000  BRITISH SKY BROADCASTING GROUP PLC++                                    9.50         11/15/2018         1,971,554
  1,735,000  DEXUS PROPERTY GROUP++                                                  7.13         10/15/2014         1,890,938
  1,000,000  FMC FINANCE III SA                                                      6.88         07/15/2017         1,025,000
    380,000  GLOBO COMUNICACOES E PARTICIPACOES SA++                                 7.25         04/26/2022           389,500

                      52 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

INCOME PLUS FUND

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
YANKEE CORPORATE BONDS (continued)
$ 1,250,000  INMARSAT FINANCE PLC++                                                  7.38%        12/01/2017    $    1,246,875
  2,135,000  LLOYDS TSB BANK PLC++                                                   5.80         01/13/2020         2,005,581
  1,540,000  RIO TINTO FINANCE USA LIMITED                                           9.00         05/01/2019         1,946,327
  1,660,000  RUSSIA FOREIGN BOND++                                                   5.00         04/29/2020         1,581,150
  1,250,000  TECK RESOURCES LIMITED                                                 10.25         05/15/2016         1,468,750
  1,000,000  TELECOM ITALIA CAPITAL SA                                               7.18         06/18/2019         1,059,366
  1,385,000  TELEFONICA EMISIONES SAU                                                5.13         04/27/2020         1,336,073
  1,825,000  TELEFONOS DE MEXICO SAB DE CV++                                         5.50         11/15/2019         1,871,851
  1,000,000  VIDEOTRON LTEE                                                          9.13         04/15/2018         1,070,000
  1,180,000  WEATHERFORD INTERNATIONAL LIMITED                                       9.63         03/01/2019         1,444,971
  2,750,000  WESTERN POWER DISTRIBUTION HOLDINGS LIMITED++(i)                        7.38         12/15/2028         2,908,513
  2,500,000  WESTPAC BANKING CORPORATION++                                           1.90         12/14/2012         2,514,865
TOTAL YANKEE CORPORATE BONDS (COST $27,526,758)                                                                     28,841,975
                                                                                                                --------------
MUNICIPAL BONDS & NOTES: 0.37%
OREGON: 0.22%
  1,030,000  COW CREEK BAND UMPQUA TRIBE OF INDIANS OREGON SERIES A (OTHER
                REVENUE)(i)                                                          6.88         10/01/2011         1,001,387
                                                                                                                --------------
NON-STATE SPECIFIC: 0.15%
    675,000  SENECA NATION INDIANS CAPITAL IMPROVEMENTS AUTHORITY SERIES 07 B
                (OTHER REVENUE)++(i)                                                 6.75         12/01/2013           645,356
                                                                                                                --------------
TOTAL MUNICIPAL BONDS & NOTES (COST $1,705,001)                                                                      1,646,743
                                                                                                                --------------
US TREASURY SECURITIES: 25.10%
US TREASURY BONDS: 4.68%
 10,575,000  US TREASURY BOND                                                        4.38         11/15/2039        10,839,375
  9,470,000  US TREASURY BOND<<                                                      4.63         02/15/2040        10,112,180
                                                                                                                    20,951,555
                                                                                                                --------------
US TREASURY NOTES: 20.42%
  1,955,000  US TREASURY NOTE                                                        1.00         12/31/2011         1,964,851
 13,150,000  US TREASURY NOTE                                                        1.13         12/15/2011        13,248,112
 38,910,000  US TREASURY NOTE<<                                                      1.75         03/31/2014        38,982,956
  1,090,000  US TREASURY NOTE<<                                                      2.13         11/30/2014         1,098,686
 24,750,000  US TREASURY NOTE                                                        2.75         10/31/2013        25,761,260
 10,140,000  US TREASURY NOTE<<                                                      3.50         05/15/2020        10,307,918
                                                                                                                    91,363,783
                                                                                                                --------------
TOTAL US TREASURY SECURITIES (COST $110,240,589)                                                                   112,315,338
                                                                                                                --------------
SHORT-TERM INVESTMENTS: 23.77%
CORPORATE BONDS & NOTES: 0.72%
  1,466,777  GRYPHON FUNDING LIMITED(i)(a)(v)                                        0.00         08/05/2010           598,885
  4,644,440  VFNC CORPORATION+/-++(i)(a)(v)                                          0.35         09/30/2010         2,600,887
                                                                                                                     3,199,772
                                                                                                                --------------

   SHARES                                                                           YIELD
-----------                                                                     -------------
INVESTMENT COMPANIES: 23.01%
 76,117,813  WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)~                         0.17                           76,117,813
 26,837,868  WELLS FARGO SECURITIES LENDING CASH INVESTMENTS LLC(v)(l)(u)            0.30                           26,837,868
                                                                                                                   102,955,681
                                                                                                                --------------

                      Wells Fargo Advantage Income Funds 53


Portfolio of Investments--May 31, 2010

INCOME PLUS FUND


 PRINCIPAL   SECURITY NAME                                                          YIELD       MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
US TREASURY BILLS: 0.04%
$   200,000  US TREASURY BILL###                                                     0.13%        06/24/2010    $      199,983
                                                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS (COST $105,557,035)                                                                   106,355,436
                                                                                                                --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $539,951,784)*                                                    123.63%                                    553,210,664
OTHER ASSETS AND LIABILITIES, NET                                       (23.63)                                   (105,741,415)
                                                                        ------                                  --------------
TOTAL NET ASSETS                                                        100.00%                                 $  447,469,249
                                                                        ------                                  --------------

----------
+/-    Variable rate investments.

%%     Securities issued on a when-issued (TBA) basis.

(o)(o) Stepped coupon bond. Interest rate presented is yield to maturity.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(i)    Illiquid security (unaudited).

(c) Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

<<     All or a portion of this security is on loan.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(v) Security represents investment of cash collateral received from securities on loan.

(l)    Investment in an affiliate.

(u)    Rate shown is the 7-day annualized yield at period end.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

#      Security pledged as collateral for futures.

##     Zero coupon security. Rate represents yield to maturity.

* Cost for federal income tax purposes is $540,354,686 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $15,299,218
Gross unrealized depreciation    (2,443,240)
                                -----------
Net unrealized appreciation     $12,855,978

The accompanying notes are an integral part of these financial statements.

                      54 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

INFLATION-PROTECTED BOND FUND

FACE/SHARE
   AMOUNT    SECURITY NAME                                                                                           VALUE
-----------  -----------------------------------------------------------------                                  --------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 99.77%
         NA  WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND PORTFOLIO                                           $   73,742,574
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $70,397,437)                                                73,742,574
                                                                                                                --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $70,397,437)*                                                      99.77%                                     73,742,574
OTHER ASSETS AND LIABILITIES, NET                                         0.23                                         173,576
                                                                        ------                                  --------------
TOTAL NET ASSETS                                                        100.00%                                 $   73,916,150
                                                                        ------                                  --------------

----------
* Cost for federal income tax purposes is $70,539,017 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $3,203,557
Gross unrealized depreciation            0
                                ----------
Net unrealized appreciation     $3,203,557

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 55


Portfolio of Investments--May 31, 2010

SHORT DURATION GOVERNMENT BOND FUND

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
AGENCY NOTES - INTEREST BEARING: 2.82%
$34,545,000  FHLMC                                                                   1.13%        07/27/2012    $   34,573,638
TOTAL AGENCY NOTES - INTEREST BEARING (COST $34,516,816)                                                            34,573,638
                                                                                                                --------------
AGENCY SECURITIES: 25.53%
FEDERAL HOME LOAN BANK: 1.34%
  4,758,884  FHLMC #1G1451+/-                                                        5.89         01/01/2037         5,108,970
  4,152,593  FHLMC #1G1452+/-                                                        5.88         01/01/2037         4,452,795
  6,433,869  FHLMC #1Q0974+/-                                                        5.78         07/01/2038         6,895,883
                                                                                                                    16,457,648
                                                                                                                --------------
FEDERAL HOME LOAN MORTGAGE CORPORATION: 3.11%
 12,607,414  FHLMC #1G1652+/-                                                        6.04         04/01/2037        13,568,261
  3,014,532  FHLMC #1G1708+/-                                                        6.09         04/01/2037         3,244,124
  7,310,338  FHLMC #1G2200+/-                                                        6.17         09/01/2037         7,872,637
  4,632,395  FHLMC #C70467                                                           6.50         09/01/2032         5,121,511
  7,429,399  FHLMC #G05470                                                           7.00         11/01/2032         8,244,351
                                                                                                                    38,050,884
                                                                                                                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 20.72%
    298,663  FNMA #303878                                                            6.50         05/01/2016           319,148
 15,702,113  FNMA #310017                                                            7.00         06/01/2035        17,610,047
  8,312,000  FNMA #460481                                                            6.28         08/01/2011         8,572,082
  9,017,043  FNMA #545420                                                            5.62         12/01/2011         9,462,048
 15,597,771  FNMA #545745                                                            6.11         07/01/2012        16,713,159
  4,535,023  FNMA #907054+/-                                                         5.80         11/01/2037         4,866,701
  8,738,526  FNMA #942517+/-                                                         6.24         08/01/2037         9,414,994
  4,530,713  FNMA #959381+/-                                                         5.91         12/01/2037         4,864,621
 68,893,841  FNMA #995233                                                            5.50         10/01/2021        74,546,007
 14,736,573  FNMA #995427                                                            5.50         01/01/2021        15,945,586
 19,907,956  FNMA #995579                                                            6.50         03/01/2039        22,081,500
 26,669,158  FNMA #AD0582                                                            7.00         01/01/2040        29,893,128
 35,426,542  FNMA #AD0583                                                            7.00         01/01/2040        39,572,366
                                                                                                                   253,861,387
                                                                                                                --------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.36%
  3,975,439  GNMA #781496                                                            6.50         09/15/2032         4,426,621
                                                                                                                --------------
TOTAL AGENCY SECURITIES (COST $308,832,247)                                                                        312,796,540
                                                                                                                --------------
ASSET BACKED SECURITIES: 5.30%
  9,640,000  ALLY MASTER OWNER TRUST SERIES 2010-3 CLASS A++                         2.88         04/15/2015         9,677,455
  7,896,000  ALLY MASTER OWNER TRUST SERIES 2010-1 CLASS A+++/-                      2.09         01/15/2015         8,008,894
 13,767,000  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST SERIES 2010-1
                CLASS A+/-                                                           0.53         11/16/2015        13,724,231
 22,818,000  BANK OF AMERICA CREDIT CARD TRUST SERIES 2007-A2 CLASS A2+/-            0.36         06/17/2013        22,789,436
  2,583,000  HARLEY DAVIDSON MOTORCYCLE TRUST SERIES 2009-1 CLASS A4                 4.55         01/15/2017         2,730,346
    988,000  HARLEY DAVIDSON MOTORCYCLE TRUST SERIES 2009-4 CLASS A4                 2.40         07/15/2014           994,436
  6,711,000  SLM STUDENT LOAN TRUST SERIES 2008-1 CLASS A4A+/-                       1.86         12/15/2032         6,969,269
TOTAL ASSET BACKED SECURITIES (COST $64,919,064)                                                                    64,894,067
                                                                                                                --------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 21.80%
  2,301,000  ASSET SECURITIZATION CORPORATION COMMERCIAL MORTGAGE PASS-THROUGH
                SERIES 1996-D3 CLASS A4                                              7.66         10/13/2026         2,450,408
    231,000  ASSET SECURITIZATION CORPORATION SERIES 1996-D3 CLASS A2                7.56         10/13/2026           241,178
  2,572,000  BANC OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2004-6
                CLASS A3                                                             4.51         12/10/2042         2,620,329

                      56 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

SHORT DURATION GOVERNMENT BOND FUND

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$ 8,722,000  BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2002-2
                CLASS A3                                                             5.12%        07/11/2043    $    9,081,161
  7,536,000  COMMERCIAL MORTGAGE ASSET TRUST SERIES 1999-C1 CLASS A4                 6.98         01/17/2032         8,235,605
  5,191,280  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES
                2001-CK3 CLASS A4                                                    6.53         06/15/2034         5,337,263
  4,100,475  FHLMC SERIES 1732 CLASS K                                               6.50         05/15/2024         4,475,120
  7,835,029  FHLMC SERIES 2215 CLASS PH                                              6.50         02/15/2030         8,534,061
  1,715,620  FHLMC SERIES 2407 CLASS BJ                                              6.50         01/15/2032         1,891,919
  6,554,344  FHLMC SERIES 2595 CLASS AD                                              5.00         12/15/2017         6,925,597
  2,522,173  FHLMC SERIES 2899 CLASS TC                                              5.00         04/15/2019         2,656,808
  4,714,000  FHLMC SERIES 3143 CLASS NB                                              5.50         08/15/2029         4,982,921
  7,828,706  FHLMC SERIES 3226 CLASS GA                                              4.50         08/15/2020         8,184,137
 10,508,497  FHLMC SERIES 3469 CLASS A                                               5.00         09/15/2021        11,031,223
    185,368  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-41 CLASS 3A           7.50         07/25/2032           210,103
  1,258,023  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-51 CLASS 2A           7.50         08/25/2042         1,425,891
    630,869  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-57 CLASS 1A3          7.50         07/25/2043           718,643
    247,875  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-59 CLASS 1A3          7.50         10/25/2043           282,330
    866,075  FNMA GRANTOR TRUST SERIES 2000-T6 CLASS A1                              7.50         06/25/2030           984,620
  3,543,342  FNMA GRANTOR TRUST SERIES 2001-T1 CLASS A1                              7.50         10/25/2040         4,028,337
     33,748  FNMA GRANTOR TRUST SERIES 2001-T10 CLASS A2                             7.50         12/25/2041            38,367
     50,410  FNMA GRANTOR TRUST SERIES 2001-T12 CLASS A2                             7.50         08/25/2041            57,310
    820,526  FNMA GRANTOR TRUST SERIES 2001-T3 CLASS A1                              7.50         11/25/2040           932,836
    884,334  FNMA GRANTOR TRUST SERIES 2001-T7 CLASS A1                              7.50         02/25/2041         1,005,377
  1,710,526  FNMA GRANTOR TRUST SERIES 2001-T8 CLASS A1                              7.50         07/25/2041         1,944,654
 13,931,000  FNMA GRANTOR TRUST SERIES 2002-T11 CLASS B                              5.34         04/25/2012        15,353,617
    550,216  FNMA GRANTOR TRUST SERIES 2002-T16 CLASS A3                             7.50         07/25/2042           625,527
  1,154,886  FNMA GRANTOR TRUST SERIES 2002-T18 CLASS A4                             7.50         08/25/2042         1,308,991
    640,217  FNMA GRANTOR TRUST SERIES 2002-T19 CLASS A3                             7.50         07/25/2042           727,847
      4,994  FNMA GRANTOR TRUST SERIES 2002-T4 CLASS A3                              7.50         12/25/2041             5,677
    448,470  FNMA GRANTOR TRUST SERIES 2002-T6 CLASS A2                              7.50         10/25/2041           509,854
    730,095  FNMA GRANTOR TRUST SERIES 2004-T2 CLASS 1A4                             7.50         11/25/2043           830,027
  1,581,126  FNMA GRANTOR TRUST SERIES 2004-T3 CLASS 1A4                             7.50         02/25/2044         1,797,543
 15,527,271  FNMA SERIES 2001-81 CLASS HE                                            6.50         01/25/2032        16,890,760
  1,751,725  FNMA SERIES 2003-26 CLASS A2                                            6.00         02/25/2033         1,889,206
 13,869,485  FNMA SERIES 2004-93 CLASS DG                                            4.25         04/25/2019        14,488,331
  7,680,345  FNMA SERIES 2004-94 CLASS HA                                            5.00         08/25/2019         8,144,781
 13,801,965  FNMA SERIES 2008-16 CLASS DA                                            4.25         05/25/2022        14,437,604
 10,305,114  FNMA SERIES 2008-64 CLASS AE                                            5.00         08/25/2021        10,772,910
 13,561,084  FNMA SERIES 2009-2 CLASS MA                                             4.00         02/25/2039        13,750,868
  2,424,214  FNMA SERIES 2009-22 CLASS EG                                            5.00         07/25/2035         2,599,566
    503,106  FNMA WHOLE LOAN SERIES 2002-W1 CLASS 2A+/-                              7.50         02/25/2042           571,968
    650,269  FNMA WHOLE LOAN SERIES 2002-W3 CLASS A5                                 7.50         11/25/2041           739,275
    519,010  FNMA WHOLE LOAN SERIES 2002-W4 CLASS A5                                 7.50         05/25/2042           590,049
    457,242  FNMA WHOLE LOAN SERIES 2002-W6 CLASS 2A                                 7.50         06/25/2042           522,298
  1,181,621  FNMA WHOLE LOAN SERIES 2002-W7 CLASS A5                                 7.50         02/25/2029         1,343,355
     75,121  FNMA WHOLE LOAN SERIES 2002-W8 CLASS A3                                 7.50         06/25/2042            85,403
    116,473  FNMA WHOLE LOAN SERIES 2003-W3 CLASS 1A3                                7.50         08/25/2042           132,415
 13,534,550  FNMA WHOLE LOAN SERIES 2004-W11 CLASS 1A2                               6.50         05/25/2044        14,723,053
    309,092  FNMA WHOLE LOAN SERIES 2004-W11 CLASS 1A4                               7.50         05/25/2044           351,399
    109,632  FNMA WHOLE LOAN SERIES 2004-W12 CLASS 1A4                               7.50         07/25/2044           124,638
     56,348  FNMA WHOLE LOAN SERIES 2004-W14 CLASS 2A                                7.50         07/25/2044            64,061
    217,830  FNMA WHOLE LOAN SERIES 2004-W8 CLASS 3A                                 7.50         06/25/2044           246,339
    458,259  FNMA WHOLE LOAN SERIES 2005-W1 CLASS 1A4                                7.50         10/25/2044           520,983
 10,345,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION SERIES
                2003-CB7 CLASS A4                                                    4.88         01/12/2038        10,756,220
  7,727,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION SERIES
                2004-CB9 CLASS A4                                                    5.37         06/12/2041         8,029,008
    765,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2003-C8
                CLASS A4                                                             5.12         11/15/2032           812,425
  6,448,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2004-C2
                CLASS A4                                                             4.37         03/15/2036         6,442,289
  1,968,000  MERRILL LYNCH MORTGAGE TRUST SERIES 2005-CIP1 CLASS A3A                 4.95         07/12/2038         2,009,241

                      Wells Fargo Advantage Income Funds 57


Portfolio of Investments--May 31, 2010

SHORT DURATION GOVERNMENT BOND FUND

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$ 6,000,000  MERRILL LYNCH MORTGAGE TRUST SERIES 2005-CKI1 CLASS A3                  5.23%        11/12/2037    $    6,121,354
  5,212,963  MORGAN STANLEY CAPITAL I SERIES 2005-T17 CLASS A4                       4.52         12/13/2041         5,332,808
  1,869,560  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2001-TOP1 CLASS A4          6.66         02/15/2033         1,902,977
  4,475,280  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2002-HQ CLASS A3            6.51         04/15/2034         4,678,075
  4,105,772  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2002-IQ2 CLASS A4           5.74         12/15/2035         4,302,018
  4,187,000  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2004 CLASS A3               5.03         06/13/2041         4,331,120
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $265,168,850)                                                      267,142,078
                                                                                                                --------------
US TREASURY SECURITIES: 40.70%
US TREASURY NOTES: 40.70%
 73,260,000  US TREASURY NOTE                                                        1.00         03/31/2012        73,620,439
 96,519,000  US TREASURY NOTE<<                                                      1.00         04/30/2012        96,960,092
161,583,000  US TREASURY NOTE                                                        0.75         05/31/2012       161,482,819
 13,776,000  US TREASURY NOTE                                                        1.38         02/15/2013        13,851,341
109,088,000  US TREASURY NOTE<<                                                      1.38         03/15/2013       109,667,257
 32,873,000  US TREASURY NOTE                                                        1.38         05/15/2013        32,998,904
 10,094,000  US TREASURY NOTE                                                        1.88         02/28/2014        10,168,918
TOTAL US TREASURY SECURITIES (COST $496,819,018)                                                                   498,749,770
                                                                                                                --------------
SHORT-TERM INVESTMENTS: 10.09%
CORPORATE BONDS & NOTES: 0.12%
    692,069  GRYPHON FUNDING LIMITED(v)(a)(i)                                        0.00         08/05/2010           282,572
  2,191,385  VFNC CORPORATION(v)(a)+++/-(i)                                          0.35         09/30/2010         1,227,175
                                                                                                                     1,509,747
                                                                                                                --------------

   SHARES                                                                           YIELD
-----------                                                                     -------------
INVESTMENT COMPANIES: 9.97%
  4,012,600  WELLS FARGO ADVANTAGE CASH INVESTMENT FUND(l)~(u)                       0.17                            4,012,600
118,107,500  WELLS FARGO SECURITIES LENDING CASH INVESTMENTS LLC(v)(l)(u)            0.30                          118,107,500
                                                                                                                   122,120,100
                                                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS (COST $123,253,137)                                                                   123,629,847
                                                                                                                --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $1,293,509,132)*                                                  106.24%                                  1,301,785,940
OTHER ASSETS AND LIABILITIES, NET                                        (6.24)                                    (76,431,244)
                                                                        ------                                  --------------
TOTAL NET ASSETS                                                        100.00%                                 $1,225,354,696
                                                                        ------                                  --------------

----------
<<   All or a portion of this security is on loan.

(v) Security represents investment of cash collateral received from securities on loan.

(l)  Investment in an affiliate.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

(i)  Illiquid security (unaudited).

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

(u)  Rate shown is the 7-day annualized yield at period end.

* Cost for federal income tax purposes is $1,294,642,256 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 9,988,369
Gross unrealized depreciation    (2,844,685)
                                -----------
Net unrealized appreciation     $ 7,143,684

The accompanying notes are an integral part of these financial statements.

                      58 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

STABLE INCOME FUND

 FACE/SHARE
   AMOUNT    SECURITY NAME                                                                                           VALUE
-----------  -----------------------------------------------------------------                                  --------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 100.16%
         NA  WELLS FARGO ADVANTAGE STABLE INCOME PORTFOLIO                                                      $  131,320,670
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $143,001,677)                                              131,320,670
                                                                                                                --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $143,001,677)*                                                    100.16%                                    131,320,670
OTHER ASSETS AND LIABILITIES, NET                                        (0.16)                                       (212,688)
                                                                        ------                                  --------------
TOTAL NET ASSETS                                                        100.00%                                 $  131,107,982
                                                                        ------                                  --------------

----------
* Cost for federal income tax purposes is $143,223,112 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $          0
Gross unrealized depreciation    (11,902,442)
                                ------------
Net unrealized depreciation     $(11,902,442)

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 59


Portfolio of Investments--May 31, 2010

STRATEGIC INCOME FUND

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
CORPORATE BONDS & NOTES: 78.91%
AMUSEMENT & RECREATION SERVICES: 6.81%
$        10  ELDORADO CASINO SHREVEPORT(Y)                                          10.00%        08/01/2012    $            8
    150,000  HARRAH'S OPERATING COMPANY INCORPORATED                                11.25         06/01/2017           157,125
     25,000  LIVE NATION ENTERTAINMENT++                                             8.13         05/15/2018            24,750
    210,000  PENN NATIONAL GAMING INCORPORATED++                                     8.75         08/15/2019           213,150
    307,000  POKAGON GAMING AUTHORITY++                                             10.38         06/15/2014           317,745
    305,000  SHINGLE SPRINGS TRIBAL GAMING AUTHORITY++                               9.38         06/15/2015           237,900
    410,000  TUNICA-BILOXI GAMING AUTHORITY++                                        9.00         11/15/2015           369,000
    300,000  TURNING STONE CASINO RESORT ENTERPRISE++                                9.13         09/15/2014           298,500
    100,000  WARNER MUSIC GROUP ACQUISITION CORPORATION                              7.38         04/15/2014            94,125
    199,000  WATERFORD GAMING LLC++(i)                                               8.63         09/15/2014           127,360
    140,000  WMG ACQUISITION CORPORATION                                             9.50         06/15/2016           144,900
    300,000  YONKERS RACING CORPORATION++                                           11.38         07/15/2016           321,000
                                                                                                                     2,305,563
                                                                                                                --------------
APPAREL & ACCESSORY STORES: 0.59%
    200,000  LIMITED BRANDS INCORPORATED                                             7.00         05/01/2020           199,000
                                                                                                                --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS: 1.21%
    195,000  HANESBRANDS INCORPORATED                                                8.00         12/15/2016           197,925
    200,000  LEVI STRAUSS & COMPANY++                                                7.63         05/15/2020           195,000
     15,000  PHILLIPS-VAN HEUSEN CORPORATION                                         7.38         05/15/2020            15,075
                                                                                                                       408,000
                                                                                                                --------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.78%
     25,000  AVIS BUDGET CAR RENTAL LLC / AVIS BUDGET FINANCE COMPANY++              9.63         03/15/2018            25,000
    245,000  TRW AUTOMOTIVE INCORPORATED++                                           7.25         03/15/2017           237,650
                                                                                                                       262,650
                                                                                                                --------------
BUSINESS SERVICES: 3.41%
    175,000  GXS WORLDWIDE INCORPORATED++                                            9.75         06/15/2015           164,063
    180,000  INTERNATIONAL LEASE FINANCE CORPORATION++                               8.63         09/15/2015           165,600
    325,000  NETFLIX INCORPORATED                                                    8.50         11/15/2017           335,563
    150,000  SUNGARD DATA SYSTEMS INCORPORATED                                       9.13         08/15/2013           151,500
    100,000  SUNGARD DATA SYSTEMS INCORPORATED                                      10.25         08/15/2015           101,125
    250,000  UNITED RENTALS NORTH AMERICA INCORPORATED                               7.75         11/15/2013           236,875
                                                                                                                     1,154,726
                                                                                                                --------------
CHEMICALS & ALLIED PRODUCTS: 1.08%
    300,000  HUNTSMAN INTERNATIONAL LLC++                                            5.50         06/30/2016           261,000
    105,000  MYLAN INCORPORATED++                                                    7.88         07/15/2020           105,131
                                                                                                                       366,131
                                                                                                                --------------
COAL MINING: 2.36%
    200,000  CONSOL ENERGY INCORPORATED++                                            8.25         04/01/2020           204,250
    175,000  INTERNATIONAL COAL GROUP INCORPORATED                                   9.13         04/01/2018           175,000
    225,000  JAMES RIVER COAL COMPANY                                                9.38         06/01/2012           226,406
    200,000  MASSEY ENERGY COMPANY                                                   6.88         12/15/2013           192,000
                                                                                                                       797,656
                                                                                                                --------------
COMMUNICATIONS: 13.08%
     25,000  ALLBRITTON COMMUNICATIONS++                                             8.00         05/15/2018            23,625
     25,000  CABLEVISION SYSTEMS CORPORATION                                         8.00         04/15/2020            24,625
    146,676  CCH II CAPITAL CORPORATION                                             13.50         11/30/2016           168,127
     50,000  CCO HOLDINGS LLC++                                                      7.88         04/30/2018            49,063

                      60 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

STRATEGIC INCOME FUND


 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
COMMUNICATIONS (continued)
$    50,000  CCO HOLDINGS LLC++                                                      8.13%        04/30/2020       $    49,500
    140,000  CENGAGE LEARNING ACQUISITIONS INCORPORATED++                           10.50         01/15/2015           127,050
    150,000  CEQUEL COMMUNICATIONS HOLDINGS I LLC AND CEQUEL CAPITAL
                CORPORATION++                                                        8.63         11/15/2017           144,750
    230,000  CINCINNATI BELL INCORPORATED                                            8.25         10/15/2017           216,775
    225,000  CLEAR CHANNEL WORLDWIDE HOLDINGS INCORPORATED++                         9.25         12/15/2017           228,938
    440,000  CSC HOLDINGS INCORPORATED++                                             8.63         02/15/2019           458,700
    205,000  GEOEYE INCORPORATED++                                                   9.63         10/01/2015           206,025
    100,000  LEVEL 3 FINANCING INCORPORATED                                          8.75         02/15/2017            85,000
     50,000  LIN TELEVISION CORP++                                                   8.38         04/15/2018            49,375
    250,000  MEDIMEDIA (USA) INCORPORATED++                                         11.38         11/15/2014           232,500
    300,000  METROPCS WIRELESS INCORPORATED                                          9.25         11/01/2014           309,000
    270,000  NEXTEL COMMUNICATIONS INCORPORATED SERIES D                             7.38         08/01/2015           254,475
    150,000  NIELSEN FINANCE LLC COMPANY                                            11.50         05/01/2016           159,000
    200,000  NIELSEN FINANCE LLC COMPANY(0)(0)                                       1.25         08/01/2016           185,000
    350,000  PAETEC HOLDING CORPORATION                                              9.50         07/15/2015           340,375
    300,000  SINCLAIR TELEVISION GROUP INCORPORATED++                                9.25         11/01/2017           297,000
    295,000  SPRINT NEXTEL CORPORATION                                               6.00         12/01/2016           262,550
    175,000  TIME WARNER TELECOMMUNICATION HOLDINGS INCORPORATED++                   8.00         03/01/2018           175,438
    385,000  WINDSTREAM CORPORATION                                                  8.63         08/01/2016           381,150
                                                                                                                     4,428,041
                                                                                                                --------------
DEPOSITORY INSTITUTIONS: 3.66%
    130,000  ALLY FINANCIAL INCORPORATED                                             6.00         12/15/2011           127,888
    105,000  ALLY FINANCIAL INCORPORATED                                             6.75         12/01/2014           100,013
    150,000  ALLY FINANCIAL INCORPORATED++                                           8.00         03/15/2020           145,500
    125,000  ALLY FINANCIAL INCORPORATED                                             8.00         11/01/2031           113,750
    250,000  ICAHN ENTERPRISES FINANCE CORPORATION++                                 8.00         01/15/2018           235,000
    100,000  NEW COMMUNICATIONS HOLDINGS INCORPORATED++                              8.25         04/15/2017            99,000
    270,000  PINNACLE FOODS LLC CORPORATION                                          9.25         04/01/2015           269,325
    150,000  PROVIDENT FUNDING ASSOCIATION++                                        10.25         04/15/2017           149,250
                                                                                                                     1,239,726
                                                                                                                --------------
ELECTRIC, GAS & SANITARY SERVICES: 3.43%
    305,000  DYNEGY HOLDINGS INCORPORATED                                            8.38         05/01/2016           251,625
     50,000  ENERGY FUTURE HOLDINGS CORPORATION++                                   10.00         01/15/2020            49,750
    300,000  MIRANT AMERICAS GENERATION LLC                                          8.50         10/01/2021           274,500
    280,000  NRG ENERGY INCORPORATED                                                 7.38         02/01/2016           270,900
     90,000  RRI ENERGY INCORPORATED                                                 7.88         06/15/2017            83,250
    345,000  TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC SERIES B               10.25         11/01/2015           231,150
                                                                                                                     1,161,175
                                                                                                                --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 0.80%
    150,000  FREESCALE SEMICONDUCTOR INCORPORATED                                   10.13         12/15/2016           120,750
     50,000  FREESCALE SEMICONDUCTOR INCORPORATED++                                  9.25         04/15/2018            49,625
     50,000  MAGNACHIP SEMICONDUCTOR++                                              10.50         04/15/2018            51,313
     50,000  SIRIUS XM RADIO INCORPORATED++                                          8.75         04/01/2015            48,500
                                                                                                                       270,188
                                                                                                                --------------
ENERGY - EXPLORATION & PRODUCTION: 1.01%
    354,366  COSO GEOTHERMAL POWER HOLDINGS++(i)                                     7.00         07/15/2026           343,551
                                                                                                                --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 0.72%
     25,000  BALL CORPORATION                                                        6.75         09/15/2020            24,313
    200,000  BWAY CORPORATION                                                       10.00         04/15/2014           221,000
                                                                                                                       245,313
                                                                                                                --------------

                      Wells Fargo Advantage Income Funds 61


Portfolio of Investments--May 31, 2010

STRATEGIC INCOME FUND

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
FOOD & KINDRED PRODUCTS: 1.97%
$    25,000  C&S GROUP ENTERPRISES LLC++                                             8.38%        05/01/2017    $       23,875
    490,000  HARLAND CLARKE AMERICAN CORPORATION                                     9.50         05/15/2015           437,325
    200,000  TREEHOUSE FOODS INCORPORATED                                            7.75         03/01/2018           204,500
                                                                                                                       665,700
                                                                                                                --------------
GENERAL MERCHANDISE STORES: 0.74%
    256,093  NEIMAN MARCUS GROUP INCORPORATED(Y)                                     9.00         10/15/2015           250,011
                                                                                                                --------------
HEALTH SERVICES: 4.87%
    400,000  COMMUNITY HEALTH SYSTEMS INCORPORATED SERIES WI                         8.88         07/15/2015           409,500
     85,000  HCA INCORPORATED++                                                      7.88         02/15/2020            86,488
    350,000  HCA INCORPORATED++                                                      7.25         09/15/2020           349,125
    200,000  HEALTHSOUTH CORPORATION                                                 8.13         02/15/2020           194,000
    190,000  TENET HEALTHCARE CORPORATION                                            9.25         02/01/2015           195,225
    200,000  US ONCOLOGY INCORPORATED                                                9.13         08/15/2017           201,750
    225,000  VANGUARD HEALTH HOLDING COMPANY II LLC                                  8.00         02/01/2018           213,750
                                                                                                                     1,649,838
                                                                                                                --------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 0.46%
    155,000  MGM RESORTS INTERNATIONAL++                                             9.00         03/15/2020           155,388
                                                                                                                --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 2.59%
    155,000  CASELLA WASTE SYSTEMS INCORPORATED++                                   11.00         07/15/2014           162,750
    160,000  CLEAN HARBORS INCORPORATED                                              7.63         08/15/2016           164,000
    300,000  GRAHAM PACKAGING COMPANY LP                                             9.88         10/15/2014           302,250
    100,000  GRAHAM PACKAGING COMPANY LP++                                           8.25         01/01/2017            97,250
    140,000  TEREX CORPORATION                                                      10.88         06/01/2016           150,500
                                                                                                                       876,750
                                                                                                                --------------
LEGAL SERVICES: 0.73%
    250,000  FTI CONSULTING INCORPORATED                                             7.75         10/01/2016           246,875
                                                                                                                --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
   OPTICAL GOODS: 0.43%
    150,000  ACCELLENT INCORPORATED++                                                8.38         02/01/2017           144,750
                                                                                                                --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.89%
    300,000  YANKEE ACQUISITION CORPORATION                                          8.50         02/15/2015           300,750
                                                                                                                --------------
MISCELLANEOUS RETAIL: 3.24%
    245,000  FERRELLGAS LP++                                                         9.13         10/01/2017           253,575
    100,000  MACY'S RETAIL HOLDINGS INCORPORATED                                     5.90         12/01/2016           100,250
    300,000  MACY'S RETAIL HOLDINGS INCORPORATED                                     7.45         07/15/2017           322,500
    165,000  SUBURBAN PROPANE PARTNERS LP                                            7.38         03/15/2020           164,175
    250,000  TOYS R US PROPERTY COMPANY++                                            8.50         12/01/2017           258,125
                                                                                                                     1,098,625
                                                                                                                --------------
MOTION PICTURES: 0.61%
    205,000  CINEMARK USA INCORPORATED                                               8.63         06/15/2019           207,050
                                                                                                                --------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 0.58%
    195,000  IRON MOUNTAIN INCORPORATED                                              8.38         08/15/2021           197,925
                                                                                                                --------------
MUSEUM, ART GALLERIES & BOTANICAL & ZOOLOGY GARDENS: 0.88%
    300,000  KAR AUCTION SERVICES INCORPORATED                                       8.75         05/01/2014           297,000
                                                                                                                --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 4.20%
    100,000  CIT GROUP INCORPORATED                                                  7.00         05/01/2016            90,750

                      62 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

STRATEGIC INCOME FUND

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
NON-DEPOSITORY CREDIT INSTITUTIONS (continued)
$   400,000  CIT GROUP INCORPORATED                                                  7.00%        05/01/2017    $      361,000
    175,000  DISCOVER FINANCIAL SERVICES                                            10.25         07/15/2019           206,133
    265,000  FORD MOTOR CREDIT COMPANY LLC                                           7.80         06/01/2012           270,274
    170,000  FORD MOTOR CREDIT COMPANY LLC                                           7.00         10/01/2013           171,471
    145,000  FORD MOTOR CREDIT COMPANY LLC                                           8.00         12/15/2016           145,282
    200,000  SLM CORPORATION                                                         8.00         03/25/2020           177,900
                                                                                                                     1,422,810
                                                                                                                --------------
OIL & GAS EXTRACTION: 6.69%
    130,000  BILL BARRETT CORPORATION                                                9.88         07/15/2016           134,550
     60,000  CHESAPEAKE ENERGY CORPORATION                                           9.50         02/15/2015            64,950
    225,000  CHESAPEAKE ENERGY CORPORATION                                           6.38         06/15/2015           224,438
     90,000  COFFEYVILLE RESOURCES LLC / COFFEYVILLE FINANCE INCORPORATED++          9.00         04/01/2015            89,100
     75,000  COFFEYVILLE RESOURCES LLC / COFFEYVILLE FINANCE INCORPORATED++         10.88         04/01/2017            75,000
    160,000  COMSTOCK RESOURCES INCORPORATED                                         8.38         10/15/2017           160,800
    425,000  HILCORP ENERGY++                                                        7.75         11/01/2015           414,375
    280,000  KEY ENERGY SERVICES INCORPORATED                                        8.38         12/01/2014           278,600
    250,000  NEWFIELD EXPLORATION COMPANY                                            6.88         02/01/2020           241,250
    200,000  PENN VIRGINIA CORPORATION                                              10.38         06/15/2016           213,000
    200,000  PLAINS EXPLORATION & PRODUCTION COMPANY                                 8.63         10/15/2019           196,000
    160,000  QUICKSILVER RESOURCES INCORPORATED                                     11.75         01/01/2016           174,400
                                                                                                                     2,266,463
                                                                                                                --------------
PAPER & ALLIED PRODUCTS: 2.70%
    125,000  APPLETON PAPERS INCORPORATED++                                         10.50         06/15/2015           113,750
    300,000  APPLETON PAPERS INCORPORATED++                                         11.25         12/15/2015           243,750
    250,000  BOISE PAPER HOLDINGS LLC / BOISE FINANCE COMPANY++                      9.00         11/01/2017           264,063
    275,000  VERSO PAPER HOLDINGS LLC++                                             11.50         07/01/2014           293,563
                                                                                                                       915,126
                                                                                                                --------------
PERSONAL SERVICES: 0.93%
    325,000  SERVICE CORPORATION INTERNATIONAL SERIES WI                             7.00         06/15/2017           315,250
                                                                                                                --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 2.25%
    105,000  ASHLAND INCORPORATED                                                    9.13         06/01/2017           114,975
    280,000  HOLLY CORPORATION++                                                     9.88         06/15/2017           282,800
    190,000  SANDRIDGE ENERGY INCORPORATED(Y)                                        8.63         04/01/2015           176,700
    210,000  SANDRIDGE ENERGY INCORPORATED++                                         8.00         06/01/2018           187,950
                                                                                                                       762,425
                                                                                                                --------------
PRIMARY METAL INDUSTRIES: 1.28%
    220,000  BELDEN INCORPORATED                                                     7.00         03/15/2017           210,100
    200,000  STEEL DYNAMICS INCORPORATED                                             7.75         04/15/2016           199,000
     25,000  STEEL DYNAMICS INCORPORATED++                                           7.63         03/15/2020            24,750
                                                                                                                       433,850
                                                                                                                --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.86%
    180,000  ACCO BRANDS CORPORATION                                                10.63         03/15/2015           194,850
    100,000  MEDIA GENERAL INCORPORATED++                                           11.75         02/15/2017            96,500
                                                                                                                       291,350
                                                                                                                --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 1.22%
    160,000  BERRY PLASTICS CORPORATION                                              8.25         11/15/2015           157,200
     25,000  COOPER-STANDARD AUTOMOTIVE INCORPORATED++                               8.50         05/01/2018            24,625
    180,000  GOODYEAR TIRE & RUBBER COMPANY                                          9.00         07/01/2015           184,500

                      Wells Fargo Advantage Income Funds 63


Portfolio of Investments--May 31, 2010

STRATEGIC INCOME FUND

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (continued)
$    45,000  GOODYEAR TIRE & RUBBER COMPANY                                          10.50%       05/15/2016    $       47,700
                                                                                                                       414,025
                                                                                                                --------------
TEXTILE MILL PRODUCTS: 0.83%
    250,000  INTERFACE INCORPORATED                                                 11.38         11/01/2013           279,375
                                                                                                                --------------
TRANSPORTATION EQUIPMENT: 1.02%
    250,000  LEAR CORPORATION                                                        8.13         03/15/2020           244,375
    100,000  TENNECO AUTOMOTIVE INCORPORATED SERIES B                               10.25         07/15/2013           102,500
                                                                                                                       346,875
                                                                                                                --------------
TOTAL CORPORATE BONDS & NOTES (COST $26,734,506)                                                                    26,719,931
                                                                                                                --------------
MUNICIPAL BONDS & NOTES: 0.50%
ALABAMA: 0.50%
     25,000  JEFFERSON COUNTY AL SERIES C 2 (SEWER REVENUE, FGIC
                INSURED)(a)+/-ss                                                     0.97         02/01/2042            11,250
     25,000  JEFFERSON COUNTY AL SERIES C 9 (SEWER REVENUE, AGM
                INSURED)(a)+/-ss                                                     0.51         02/01/2042            11,250
    125,000  JEFFERSON COUNTY AL SEWER REVENUE SERIES C 5 (SEWER REVENUE, XLCA
             INSURED)(a)+/-ss                                                        0.84         02/01/2040            56,250
    200,000  JEFFERSON COUNTY AL SUBSERIES B 1 C (SEWER REVENUE, FGIC
                INSURED)(a)+/-ss                                                     1.02         02/01/2042            90,000
TOTAL MUNICIPAL BONDS & NOTES (COST $131,042)                                                                          168,750
                                                                                                                --------------
YANKEE CORPORATE BONDS: 5.40%
    400,000  INEOS GROUP HOLDINGS PLC++                                              8.50         02/15/2016           303,000
    175,000  INTELSAT JACKSON HOLDINGS SA                                           11.25         06/15/2016           184,625
    225,000  INTELSAT LUXEMBOURG SA                                                 11.25         02/04/2017           221,625
    225,000  NATIONAL MONEY MART COMPANY++                                          10.38         12/15/2016           227,250
    425,000  SUN MEDIA CORPORATION                                                   7.63         02/15/2013           421,281
    290,000  VIRGIN MEDIA FINANCE PLC                                                9.50         08/15/2016           297,250
    185,000  WIND ACQUISITION HOLDING FINANCE SA++(Y)                               12.25         07/15/2017           173,900
TOTAL YANKEE CORPORATE BONDS (COST $1,946,632)                                                                       1,828,931
                                                                                                                --------------

   SHARES
-----------
COMMON STOCKS: 1.34%
COMMUNICATIONS: 0.66%
     42,900  QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED<<                                                         224,796
                                                                                                                --------------
ELECTRIC, GAS & SANITARY SERVICES: 0.35%
      5,930  WILLIAMS COMPANIES INCORPORATED                                                                           117,111
                                                                                                                --------------
OIL & GAS EXTRACTION: 0.33%
      5,080  CHESAPEAKE ENERGY CORPORATION                                                                             113,487
                                                                                                                --------------
TOTAL COMMON STOCKS (COST $523,863)                                                                                    455,394
                                                                                                                --------------

 PRINCIPAL
-----------
SHORT-TERM INVESTMENTS: 13.58%
CORPORATE BONDS AND NOTES: 0.18%
$    28,287  GRYPHON FUNDING LIMITED(v)(a)(i)                                        0.00         08/05/2010            11,550
     89,569  VFNC CORPORATION(v)++(a)(i)+/-                                          0.35         09/30/2010            50,158
                                                                                                                        61,708
                                                                                                                --------------

                      64 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

STRATEGIC INCOME FUND

   SHARES    SECURITY NAME                                                          YIELD                            VALUE
-----------  -----------------------------------------------------------------  -------------                   --------------
INVESTMENT COMPANIES: 13.40%
  4,316,270  WELLS FARGO ADVANTAGE MONEY MARKET TRUST(u)(l)~                         0.17%                      $    4,316,270
    220,000  WELLS FARGO SECURITIES LENDING CASH INVESTMENTS LLC(v)(u)(l)            0.30                              220,000
                                                                                                                     4,536,270
                                                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,582,581)                                                                       4,597,978
                                                                                                                --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $33,918,624)*                                                      99.73%                                     33,770,984
OTHER ASSETS AND LIABILITIES, NET                                         0.27                                          89,891
                                                                        ------                                  --------------
TOTAL NET ASSETS                                                        100.00%                                 $   33,860,875
                                                                        ------                                  --------------

----------
(v) Security represents investment of cash collateral received from securities on loan.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(Y) Payment-in-kind (PIK) securities are securities in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(u)    Rate shown is the 7-day annualized yield at period end.

(l)    Investment in an affiliate.

(i)    Illiquid security (unaudited).

+/-    Variable rate investments.

(o)(o) Stepped coupon bond. Interest rate presented is yield to maturity.

<<     All or a portion of this security is on loan.

ss These securities are subject to a demand feature which reduces the effective maturity.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

* Cost for federal income tax purposes is $33,943,613 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $   990,975
Gross unrealized depreciation    (1,163,604)
                                -----------
Net unrealized depreciation     $  (172,629)

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 65


Portfolio of Investments--May 31, 2010

TOTAL RETURN BOND FUND

 FACE/SHARE
   AMOUNT    SECURITY NAME                                                                                           VALUE
-----------  -----------------------------------------------------------------                                  --------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 100.02%
         NA  WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                  $2,262,565,994
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $2,216,531,465)                                          2,262,565,994
                                                                                                                --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $2,216,531,465)*                                                  100.02%                                  2,262,565,994
OTHER ASSETS AND LIABILITIES, NET                                        (0.02)                                       (417,426)
                                                                        ------                                  --------------
TOTAL NET ASSETS                                                        100.00%                                 $2,262,148,568
                                                                        ------                                  --------------

----------
* Cost for federal income tax purposes is $2,219,290,745 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $43,275,249
Gross unrealized depreciation             0
                                -----------
Net unrealized appreciation     $43,275,249

The accompanying notes are an integral part of these financial statements.

                     66 Wells Fargo Advantage Income Funds


                              Statements of Assets and Liabilities--May 31, 2010

                                                                               Diversified      Income
                                                                                Bond Fund      Plus Fund
                                                                               -----------   ------------
ASSETS
   Investments
      In unaffiliated securities, at value (including securities on loan) ..   $         0   $450,254,983
      In affiliated Master Portfolios, at value ............................    48,332,925              0
      In affiliated securities, at value ...................................             0    102,955,681
                                                                               -----------   ------------
   Total investments, at value (see cost below) ............................    48,332,925    553,210,664
   Cash ....................................................................        25,000              0
   Segregated cash .........................................................             0              0
   Variation margin receivable on futures contracts ........................             0         51,705
   Receivable for Fund shares issued .......................................        14,218        718,379
   Receivable for investment sold ..........................................             0     14,359,595
   Receivable for dividends and interest ...................................             0      3,629,536
   Receivable for securities lending income ................................             0          3,534
   Prepaid expenses and other assets .......................................           457              0
                                                                               -----------   ------------
Total Assets ...............................................................    48,372,600    571,973,413
                                                                               -----------   ------------
LIABILITIES
   Payable for Fund shares redeemed ........................................       200,240        252,558
   Payable for investment purchased ........................................             0     94,466,812
   Dividends payable .......................................................             0              0
   Payable upon receipt of securities loaned ...............................             0     29,315,577
   Payable to investment advisor and affiliates ............................        22,504        268,228
   Accrued expenses and other liabilities ..................................             0        200,989
                                                                               -----------   ------------
Total liabilities ..........................................................       222,744    124,504,164
                                                                               -----------   ------------
TOTAL NET ASSETS ...........................................................   $48,149,856   $447,469,249
                                                                               -----------   ------------
NET ASSETS CONSIST OF
   Paid-in capital .........................................................   $47,837,763   $436,606,411
   Undistributed (overdistributed) net investment income ...................         1,704        886,352
   Accumulated net realized gain (loss) on investments .....................         1,464     (3,227,384)
   Net unrealized appreciation (depreciation) of investments ...............       308,925     13,203,870
                                                                               -----------   ------------
TOTAL NET ASSETS ...........................................................   $48,149,856   $447,469,249
                                                                               -----------   ------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE (1)
   Net assets - Class A ....................................................            NA   $130,382,329
   Shares outstanding - Class A ............................................            NA     11,245,123
   Net asset value per share - Class A .....................................            NA   $      11.59
   Maximum offering price per share - Class A ..............................            NA   $      12.14(2)
   Net assets - Class B ....................................................            NA   $  1,839,419
   Shares outstanding - Class B ............................................            NA        158,459
   Net asset value and offering price per share - Class B ..................            NA   $      11.61
   Net assets - Class C ....................................................            NA   $ 14,532,982
   Shares outstanding - Class C ............................................            NA      1,253,749
   Net asset value and offering price per share - Class C ..................            NA   $      11.59
   Net assets - Administrator Class ........................................   $48,149,856             NA
   Shares outstanding - Administrator Class ................................     1,956,425             NA
   Net asset value and offering price per share - Administrator Class ......   $     24.61             NA
   Net assets - Institutional Class ........................................            NA   $112,163,477
   Shares outstanding - Institutional Class ................................            NA      9,673,374
   Net asset value and offering price per share - Institutional Class ......            NA   $      11.60
   Net assets - Investor Class .............................................            NA   $188,551,042
   Shares outstanding - Investor Class .....................................            NA     16,260,414
   Net asset value and offering price per share - Investor Class ...........            NA   $      11.60
                                                                               -----------   ------------
Investments, at cost .......................................................   $48,024,000   $539,951,784
                                                                               -----------   ------------
Securities on loan, at value ...............................................   $         0   $ 26,251,268
                                                                               -----------   ------------

----------
(1.) Each Fund has unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/95.50 of net asset value. On investment of $50,000 or more, the offering price is reduced.

(3.) Maximum offering price is computed as 100/97.00 of net asset value. On investment of $50,000 or more, the offering price is reduced.

(4.) Maximum offering price is computed as 100/98.00 of net asset value. On investment of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 67


Statements of Assets and Liabilities--May 31, 2010

 Inflation-    Short Duration
 Protected       Government         Stable        Strategic      Total Return
 Bond Fund        Bond Fund       Income Fund    Income Fund       Bond Fund
-----------    --------------    ------------    -----------    --------------


$         0    $1,179,665,840    $          0    $29,234,714    $            0
 73,742,574                 0     131,320,670              0     2,262,565,994
          0       122,120,100               0      4,536,270                 0
-----------    --------------    ------------    -----------    --------------
 73,742,574     1,301,785,940     131,320,670     33,770,984     2,262,565,994
     25,000            89,777          25,000              0                 0
          0           100,000               0              0                 0
          0                 0               0              0                 0
    426,241         4,726,100         184,487         42,389         3,576,218
          0       294,241,187               0              0                 0
          0         5,285,822               0        701,749                 0
          0            25,987               0              7                 0
     16,741            45,477               0              0           151,495
-----------    --------------    ------------    -----------    --------------
 74,210,556     1,606,300,290     131,530,157     34,515,129     2,266,293,707
-----------    --------------    ------------    -----------    --------------

    195,461         1,187,039         383,269         81,520         2,969,836
          0       259,606,005               0        213,678                 0
     75,919           265,663               0         50,573           610,348
          0       119,276,557               0        267,783                 0
     23,026           610,330          26,537         24,611           564,955
          0                 0          12,369         16,089                 0
-----------    --------------    ------------    -----------    --------------
    294,406       380,945,594         422,175        654,254         4,145,139
-----------    --------------    ------------    -----------    --------------
$73,916,150    $1,225,354,696    $131,107,982    $33,860,875    $2,262,148,568
-----------    --------------    ------------    -----------    --------------

$74,851,747    $1,214,607,108    $154,336,085    $39,456,668    $2,148,381,337
    223,947           337,990               0        (20,681)         (211,143)
 (4,504,681)        2,136,741     (11,547,096)    (5,427,312)       67,943,845
  3,345,137         8,272,857     (11,681,007)      (147,800)       46,034,529
-----------    --------------    ------------    -----------    --------------
$73,916,150    $1,225,354,696    $131,107,982    $33,860,875    $2,262,148,568
-----------    --------------    ------------    -----------    --------------

$30,086,067    $  162,736,665    $ 40,034,691    $21,118,464    $  182,315,744
  2,923,700        15,630,109       3,997,212      2,344,900        13,756,887
$     10.29    $        10.41    $      10.02    $      9.01    $        13.25
$     10.77(2) $        10.73(3) $      10.22(4) $      9.43(2) $        13.87(2)
$ 2,942,188    $    1,760,036    $    807,448    $ 3,290,418    $    7,514,122
    288,409           168,907          80,916        365,298           568,439
$     10.20    $        10.42    $       9.98    $      9.01    $        13.22
$12,412,235    $   65,663,699    $  4,736,751    $ 9,451,993    $   32,556,298
  1,215,463         6,296,498         476,076      1,052,054         2,477,393
$     10.21    $        10.43    $       9.95    $      8.98    $        13.14
$28,475,660    $  505,432,025    $ 85,529,092             NA    $1,003,133,817
  2,765,474        48,486,098       8,533,296             NA        77,303,708
$     10.30    $        10.42    $      10.02             NA    $        12.98
         NA    $  489,762,271              NA             NA    $1,000,253,098
         NA        46,978,350              NA             NA        77,180,374
         NA    $        10.43              NA             NA    $        12.96
         NA                NA              NA             NA    $   36,375,489
         NA                NA              NA             NA         2,803,164
         NA                NA              NA             NA    $        12.98
-----------    --------------    ------------    -----------    --------------
$70,397,437    $1,293,509,132    $143,001,677    $33,918,624    $2,216,531,465
-----------    --------------    ------------    -----------    --------------
$         0    $  115,689,429    $          0    $   209,600    $            0
-----------    --------------    ------------    -----------    --------------

                     68 Wells Fargo Advantage Income Funds


                       Statements of Operations--For the Year Ended May 31, 2010

                                                                         Diversified      Income
                                                                          Bond Fund     Plus Fund
                                                                         -----------   -----------
INVESTMENT INCOME
   Dividends .........................................................   $        0    $         0
   Interest ..........................................................            0     17,517,883
   Interest allocated from affiliated Master Portfolios ..............    1,802,497              0
   Income from affiliated securities .................................            0         81,178
   Securities lending income, net ....................................            0         86,142
   Expenses allocated from affiliated Master Portfolios ..............     (188,408)             0
   Waivers allocated from affiliated Master Portfolios ...............       16,582              0
                                                                         ----------    -----------
Total investment income ..............................................    1,630,671     17,685,203
                                                                         ----------    -----------
EXPENSES
   Advisory fees .....................................................      112,778      2,089,798
   Administration fees
      Fund level .....................................................       22,556        208,980
      Class A ........................................................           NA        206,717
      Class B ........................................................           NA          4,967
      Class C ........................................................           NA         19,186
      Administrator Class ............................................       45,111             NA
      Institutional Class ............................................           NA         83,918
      Investor Class .................................................           NA        425,043
   Custody fees ......................................................            0         33,984
   Shareholder servicing fees
      Class A ........................................................           NA        286,842
      Class B ........................................................           NA          6,899
      Class C ........................................................           NA         26,648
      Administrator Class ............................................      112,778             NA
      Investor Class .................................................           NA        440,070
   Accounting fees ...................................................       10,760         23,642
   Distribution fees
      Class B ........................................................           NA         20,697
      Class C ........................................................           NA         79,944
   Professional fees .................................................       23,992         59,095
   Registration fees .................................................       11,687         48,098
   Shareholder reports ...............................................        2,725         14,383
   Trustees  fees ....................................................       10,718         13,816
   Other fees and expenses ...........................................        2,027         13,092
                                                                         ----------    -----------
Total expenses .......................................................      355,132      4,105,819
                                                                         ----------    -----------
LESS
   Waived fees and/or reimbursed expenses ............................     (210,935)      (473,822)
   Net expenses ......................................................      144,197      3,631,997
                                                                         ----------    -----------
Net investment income ................................................    1,486,474     14,053,206
                                                                         ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Unaffiliated securities ...........................................            0     10,972,400
   Futures transactions ..............................................            0      1,184,705
   Transactions allocated from Master Portfolios .....................      800,530              0
   TBA sale commitments ..............................................            0              0
                                                                         ----------    -----------
Net realized gain and loss from investments ..........................      800,530     12,157,105
                                                                         ----------    -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Unaffiliated securities ...........................................            0     20,407,195
   Futures transactions ..............................................            0       (119,132)
   Transactions allocated from Master Portfolios .....................    3,108,228              0
   TBA sale commitments ..............................................            0              0
                                                                         ----------    -----------
Net change in unrealized appreciation (depreciation) of investments ..    3,108,228     20,288,063
                                                                         ----------    -----------
Net realized and unrealized gain (loss) on investments ...............    3,908,758     32,445,168
                                                                         ----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................   $5,395,232    $46,498,374
                                                                         ==========    ===========

The accompanying notes are an integral part of these financial statements.

                     Wells Fargo Advantage Income Funds 69


Statements of Operations--For the Year Ended May 31, 2010

                Short
Inflation-     Duration      Stable       Strategic       Total
 Protected    Government     Income        Income        Return
 Bond Fund    Bond Fund        Fund         Fund        Bond Fund
----------   -----------   -----------   ----------   ------------

$        0   $         0   $         0   $   15,830   $          0
         0    27,126,109             0    2,569,174              0
 3,141,936             0     4,129,920            0     94,007,587
         0       149,135             0        3,239              0
         0       432,438             0        4,011              0
  (356,366)            0      (795,380)           0     (8,700,208)
     5,886             0        61,687            0        879,023
----------   -----------   -----------   ----------   ------------
 2,791,456    27,707,682     3,396,227    2,592,254     86,186,402
----------   -----------   -----------   ----------   ------------

         0     3,938,395             0      148,938              0
    40,164       511,205        92,066       14,894      1,143,651
    59,165       275,157        64,411       34,774        949,790
     7,847         5,723         1,766        6,822         15,871
    20,244        77,801         7,190       12,021         44,703
    31,852       441,549       143,373           NA        954,503
        NA       305,275            NA           NA        593,482
        NA            NA            NA           NA         68,156
         0        79,557             0        5,351              0
    76,330       349,091        89,175       48,067      1,314,331
    10,899         7,949         2,453        9,476         22,043
    28,116       107,831         9,985       16,696         62,087
    79,630       986,556       356,669           NA      2,375,440
        NA            NA            NA           NA         73,511
     2,202        55,586        17,782       10,432        120,182
    32,698        23,846         7,358       28,426         66,129
    84,348       324,169        29,956       50,089        186,262
    20,796        54,265        32,935       50,136         30,189
    20,288        40,537        34,113       38,406         55,700
    12,780       129,469        22,308       10,055        260,154
     8,718        13,082        13,005       13,458         13,002
     3,730        12,851         7,660        2,802         36,620
----------   -----------   -----------   ----------   ------------
   539,807     7,739,894       932,205      500,843      8,385,806
----------   -----------   -----------   ----------   ------------

  (169,537)   (1,446,094)     (349,934)     (94,664)    (1,122,421)
   370,270     6,293,800       582,271      406,179      7,263,385
----------   -----------   -----------   ----------   ------------
 2,421,186    21,413,882     2,813,956    2,186,075     78,923,017
----------   -----------   -----------   ----------   ------------


         0    17,991,559             0      554,949              0
         0             0             0            0              0
   606,086             0    (8,708,005)           0    107,657,970
         0     3,216,621             0            0              0
----------   -----------   -----------   ----------   ------------
   606,086    21,208,180    (8,708,005)     554,949    107,657,970
----------   -----------   -----------   ----------   ------------

         0    (3,396,149)            0    2,412,932              0
         0             0             0            0              0
 3,468,211             0    23,248,942            0     33,053,249
         0       151,720             0            0              0
----------   -----------   -----------   ----------   ------------
 3,468,211    (3,244,429)   23,248,942    2,412,932     33,053,249
----------   -----------   -----------   ----------   ------------
 4,074,297    17,963,751    14,540,937    2,967,881    140,711,219
----------   -----------   -----------   ----------   ------------
$6,495,483   $39,377,633   $17,354,893   $5,153,956   $219,634,236
==========   ===========   ===========   ==========   ============

                      70 Wells Fargo Advantage Income Funds


                                             Statements of Changes in Net Assets

                                                                                        DIVERSIFIED BOND FUND
                                                                                    -----------------------------
                                                                                       For the         For the
                                                                                      Year Ended      Year Ended
                                                                                     May 31, 2010    May 31, 2009
                                                                                    -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .........................................................   $  41,204,875   $  48,447,014
OPERATIONS
   Net investment income ........................................................       1,486,474       1,874,698
   Net realized gain (loss) on investments ......................................         800,530        (391,633)
   Net change in unrealized appreciation (depreciation) of investments ..........       3,108,228      (1,841,031)
                                                                                    -------------   -------------
Net increase in net assets resulting from operations ............................       5,395,232        (357,966)
                                                                                    -------------   -------------
DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income
      Class A ...................................................................              NA              NA
      Class B ...................................................................              NA              NA
      Class C ...................................................................              NA              NA
      Administrator Class .......................................................      (1,666,728)     (1,892,597)
      Institutional Class .......................................................              NA              NA
      Investor Class ............................................................              NA              NA
   Net realized gain
      Class A ...................................................................              NA              NA
      Class B ...................................................................              NA              NA
      Class C ...................................................................              NA              NA
      Administrator Class .......................................................         (21,113)       (768,605)
      Institutional Class .......................................................              NA              NA
      Investor Class ............................................................              NA              NA
   Return of capital
      Class A ...................................................................              NA              NA
      Class B ...................................................................              NA              NA
      Class C ...................................................................              NA              NA
      Administrator Class .......................................................               0               0
                                                                                    -------------   -------------
Total distributions to shareholders .............................................      (1,687,841)     (2,661,202)
                                                                                    -------------   -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ..........................................              NA              NA
   Reinvestment of distributions - Class A ......................................              NA              NA
   Cost of shares redeemed - Class A ............................................              NA              NA
                                                                                    -------------   -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class A ....................................................              NA              NA
                                                                                    -------------   -------------
   Proceeds from shares sold - Class B ..........................................              NA              NA
   Reinvestment of distributions - Class B ......................................              NA              NA
   Cost of shares redeemed - Class B ............................................              NA              NA
                                                                                    -------------   -------------
   Net decrease in net assets resulting from capital share
      transactions - Class B ....................................................              NA              NA
                                                                                    -------------   -------------
   Proceeds from shares sold - Class C ..........................................              NA              NA
   Reinvestment of distributions - Class C ......................................              NA              NA
   Cost of shares redeemed - Class C ............................................              NA              NA
                                                                                    -------------   -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class C ....................................................              NA              NA
                                                                                    -------------   -------------
   Proceeds from shares sold - Administrator Class ..............................      18,050,435      18,513,023
   Reinvestment of distributions - Administrator Class ..........................       1,380,481       2,104,003
   Cost of shares redeemed - Administrator Class ................................     (16,193,326)    (24,839,997)
                                                                                    -------------   -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Administrator Class ........................................       3,237,590      (4,222,971)
                                                                                    -------------   -------------
   Proceeds from shares sold - Institutional Class ..............................              NA              NA
   Reinvestment of distributions - Institutional Class ..........................              NA              NA
   Cost of shares redeemed - Institutional Class ................................              NA              NA
                                                                                    -------------   -------------
   Net increase in net assets resulting from capital share
      transactions - Institutional Class ........................................              NA              NA
                                                                                    -------------   -------------
   Proceeds from shares sold - Investor Class ...................................              NA              NA
   Reinvestment of distributions - Investor Class ...............................              NA              NA
   Cost of shares redeemed - Investor Class .....................................              NA              NA
                                                                                    -------------   -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Investor Class .............................................              NA              NA
                                                                                    -------------   -------------
Net increase (decrease) in net assets resulting from capital share
      transactions - Total ......................................................       3,237,590      (4,222,971)
                                                                                    -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS ...........................................       6,944,981      (7,242,139)
                                                                                    -------------   -------------
ENDING NET ASSETS ...............................................................   $  48,149,856   $  41,204,875
                                                                                    -------------   -------------
ENDING BALANCE OF UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS) ..   $       1,704   $      55,658
                                                                                    -------------   -------------

----------
(1.) Institutional and Investor Classes in Income Plus Fund were incepted on
     July 18, 2008. Information presented for these classes are for the period from July 18, 2008 to May 31, 2009.

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 71


Statements of Changes in Net Assets

     INCOME PLUS FUND(1)       INFLATION-PROTECTED BOND FUND   SHORT DURATION GOVERNMENT BOND FUND
----------------------------   -----------------------------   -----------------------------------
   For the        For the          For the        For the             For the         For the
 Year Ended      Year Ended      Year Ended     Year Ended          Year Ended      Year Ended
May 31, 2010    May 31, 2009    May 31, 2010   May 31, 2009        May 31, 2010    May 31, 2009
------------   -------------    ------------   ------------       --------------   ------------


$380,702,756   $  55,417,546    $ 74,746,471   $ 57,185,803       $  732,750,975   $415,217,874

  14,053,206      12,859,760       2,421,186        362,617           21,413,882     20,931,888

  12,157,105      11,131,099         606,086     (1,385,256)          21,208,180      8,004,084
  20,288,063      (6,356,043)      3,468,211       (122,047)          (3,244,429)    11,503,610
------------   -------------    ------------   ------------       --------------   ------------
  46,498,374      17,634,816       6,495,483     (1,144,686)          39,377,633     40,439,582
------------   -------------    ------------   ------------       --------------   ------------


  (4,996,943)     (2,946,594)       (887,404)      (526,483)          (4,105,618)    (2,985,787)
     (97,473)       (171,645)        (92,294)      (113,418)             (63,800)      (189,747)
    (384,597)       (194,300)       (251,710)      (167,516)            (822,761)      (307,187)
          NA              NA        (864,713)      (305,104)         (13,054,434)   (13,589,786)
  (4,852,567)     (4,045,227)             NA             NA          (11,897,351)    (5,633,629)
  (7,940,932)     (6,898,290)             NA             NA                   NA             NA

           0               0               0              0                    0              0
           0               0               0              0                    0              0
           0               0               0              0                    0              0
          NA              NA               0              0                    0              0
           0               0              NA             NA                    0              0
           0               0              NA             NA                   NA             NA

           0               0               0       (266,004)                   0              0
           0               0               0        (46,645)                   0              0
           0               0               0        (73,287)                   0              0
          NA              NA               0       (177,814)                   0              0
------------   -------------    ------------   ------------       --------------   ------------
 (18,272,512)    (14,256,056)     (2,096,121)    (1,676,271)         (29,943,964)   (22,706,136)
------------   -------------    ------------   ------------       --------------   ------------

  63,580,509      97,234,618      11,960,789     21,513,522          137,941,039     92,317,088
   4,550,976       2,559,304         707,224        689,772            3,015,805      1,993,928
 (40,237,141)    (50,458,626)    (16,222,335)   (13,952,533)         (85,153,962)   (57,789,704)
------------   -------------    ------------   ------------       --------------   ------------

  27,894,344      49,335,296      (3,554,322)     8,250,761           55,802,882     36,521,312
------------   -------------    ------------   ------------       --------------   ------------
     193,083         534,076         231,414        619,215              211,761      1,051,174
      68,311         119,500          72,473        124,896               55,498        158,421
  (2,574,563)     (3,789,812)     (2,828,615)    (2,464,581)          (3,327,232)    (3,845,820)
------------   -------------    ------------   ------------       --------------   ------------

  (2,313,169)     (3,136,236)     (2,524,728)    (1,720,470)          (3,059,973)    (2,636,225)
------------   -------------    ------------   ------------       --------------   ------------
   7,473,984       3,549,139       3,726,872      2,859,337           53,157,160     13,257,067
     313,439         149,748         156,927        178,014              615,846        251,457
  (1,139,506)     (1,430,263)     (2,269,847)    (2,131,500)          (6,438,983)    (2,921,869)
------------   -------------    ------------   ------------       --------------   ------------

   6,647,917       2,268,624       1,613,952        905,851           47,334,023     10,586,655
------------   -------------    ------------   ------------       --------------   ------------
          NA              NA      21,652,686     25,357,439          295,858,335    248,015,759
          NA              NA         631,743        325,214           10,829,409     11,576,615
          NA              NA     (23,049,014)   (12,737,170)        (161,676,157)  (159,659,439)
------------   -------------    ------------   ------------       --------------   ------------

          NA              NA        (764,585)    12,945,483          145,011,587     99,932,935
------------   -------------    ------------   ------------       --------------   ------------
  12,579,375     137,346,081              NA             NA          483,062,432    201,761,842
   4,742,874       3,983,039              NA             NA           11,640,638      5,598,716
  (9,866,443)    (45,358,819)             NA             NA         (256,621,537)   (51,965,580)
------------   -------------    ------------   ------------       --------------   ------------

   7,455,806      95,970,301              NA             NA          238,081,533    155,394,978
------------   -------------    ------------   ------------       --------------   ------------
  22,868,076     412,431,804              NA             NA                   NA             NA
   6,909,401       5,965,196              NA             NA                   NA             NA
 (30,921,744)   (240,928,535)             NA             NA                   NA             NA
------------   -------------    ------------   ------------       --------------   ------------

  (1,144,267)    177,468,465              NA             NA                   NA             NA
------------   -------------    ------------   ------------       --------------   ------------

  38,540,631     321,906,450      (5,229,683)    20,381,625          483,170,052    299,799,655
------------   -------------    ------------   ------------       --------------   ------------
  66,766,493     325,285,210        (830,321)    17,560,668          492,603,721    317,533,101
------------   -------------    ------------   ------------       --------------   ------------
$447,469,249   $ 380,702,756    $ 73,916,150   $ 74,746,471       $1,225,354,696   $732,750,975
------------   -------------    ------------   ------------       --------------   ------------
$    886,352   $     408,371    $    223,947   $   (117,150)      $      337,990   $     62,663
------------   -------------    ------------   ------------       --------------   ------------

                      72 Wells Fargo Advantage Income Funds


                                             Statements of Changes in Net Assets

                                                                                               DIVERSIFIED BOND FUND
                                                                                             --------------------------
                                                                                                For the        For the
                                                                                              Year Ended     Year Ended
                                                                                             May 31, 2010   May 31, 2009
                                                                                             ------------   ------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A .................................................................           NA              NA
   Shares issued in reinvestment of distributions - Class A ..............................           NA              NA
   Shares redeemed - Class A .............................................................           NA              NA
                                                                                               --------      ----------
   Net increase (decrease) in shares outstanding - Class A ...............................           NA              NA
                                                                                               --------      ----------
   Shares sold - Class B .................................................................           NA              NA
   Shares issued in reinvestment of distributions - Class B ..............................           NA              NA
   Shares redeemed - Class B .............................................................           NA              NA
                                                                                               --------      ----------
   Net decrease in shares outstanding - Class B ..........................................           NA              NA
                                                                                               --------      ----------
   Shares sold - Class C .................................................................           NA              NA
   Shares issued in reinvestment of distributions - Class C ..............................           NA              NA
   Shares redeemed - Class C .............................................................           NA              NA
                                                                                               --------      ----------
   Net increase in shares outstanding - Class C ..........................................           NA              NA
                                                                                               --------      ----------
   Shares sold - Administration Class ....................................................      758,540         801,320
   Shares issued in reinvestment of distributions - Administration Class .................       58,071          92,700
   Shares redeemed - Administration Class ................................................     (681,212)     (1,076,946)
                                                                                               --------      ----------
   Net increase (decrease) in shares outstanding - Administration Class ..................      135,399        (182,926)
                                                                                               --------      ----------
   Shares sold - Institutional Class .....................................................           NA              NA
   Shares issued in reinvestment of distributions - Institutional Class ..................           NA              NA
   Shares redeemed - Institutional Class .................................................           NA              NA
                                                                                               --------      ----------
   Net increase in shares outstanding - Institutional Class ..............................           NA              NA
                                                                                               --------      ----------
   Shares sold - Investor Class ..........................................................           NA              NA
   Shares issued in reinvestment of distributions - Investor Class .......................           NA              NA
   Shares redeemed - Investor Class ......................................................           NA              NA
                                                                                               --------      ----------
   Net increase (decrease) in shares outstanding - Investor Class ........................           NA              NA
                                                                                               --------      ----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ..      135,399        (182,926)
                                                                                               --------      ----------

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 73


Statements of Changes in Net Assets

      INCOME PLUS FUND        INFLATION-PROTECTED BOND FUND   SHORT DURATION GOVERNMENT BOND FUND
---------------------------   -----------------------------   -----------------------------------
For the           For the         For the        For the             For the        For the
Year Ended      Year Ended      Year Ended     Year Ended          Year Ended     Year Ended
May 31, 2010   May 31, 2009    May 31, 2010   May 31, 2009        May 31, 2010   May 31, 2009
------------   ------------    ------------   ------------        ------------   ------------

  5,623,196      9,251,771       1,192,447      2,197,461          13,311,056      9,108,705
    401,593        243,162          69,098         71,391             290,414        197,609
 (3,556,303)    (4,783,670)     (1,598,930)    (1,451,449)         (8,203,871)    (5,718,572)
 ----------     ----------      ----------     ----------          ----------     ----------
  2,468,486      4,711,263        (337,385)       817,403           5,397,599      3,587,742
 ----------     ----------      ----------     ----------          ----------     ----------
     16,887         50,756          22,926         61,805              20,325        104,527
      6,058         11,385           7,134         12,936               5,347         15,739
   (228,226)      (359,030)       (282,884)      (255,883)           (320,254)      (381,787)
 ----------     ----------      ----------     ----------          ----------     ----------
   (205,281)      (296,889)       (252,824)      (181,142)           (294,582)      (261,521)
 ----------     ----------      ----------     ----------          ----------     ----------
    657,154        336,619         372,842        287,626           5,111,405      1,301,690
     27,598         14,244          15,426         18,460              59,180         24,867
   (100,553)      (136,692)       (226,365)      (224,080)           (619,148)      (288,663)
 ----------     ----------      ----------     ----------          ----------     ----------
    584,199        214,171         161,903         82,006           4,551,437      1,037,894
 ----------     ----------      ----------     ----------          ----------     ----------
         NA             NA       2,170,225      2,673,457          28,446,841     24,637,292
         NA             NA          61,731         33,796           1,041,715      1,147,454
         NA             NA      (2,279,900)    (1,356,278)        (15,554,123)   (15,845,856)
 ----------     ----------      ----------     ----------          ----------     ----------
         NA             NA         (47,944)     1,350,975          13,934,433      9,938,890
 ----------     ----------      ----------     ----------          ----------     ----------
  1,119,295     12,959,087              NA            NA           46,504,821     19,882,551
    418,954        379,827              NA            NA            1,119,189        552,957
   (885,343)    (4,318,446)             NA            NA          (24,694,224)    (5,147,278)
 ----------     ----------      ----------     ----------          ----------     ----------
    652,906      9,020,468              NA            NA           22,929,786     15,288,230
 ----------     ----------      ----------     ----------          ----------     ----------
  2,016,704     38,728,389              NA            NA                   NA             NA
    610,508        568,584              NA            NA                   NA             NA
 (2,730,542)   (22,933,229)             NA            NA                   NA             NA
 ----------     ----------      ----------     ----------          ----------     ----------
   (103,330)    16,363,744              NA            NA                   NA             NA
 ----------     ----------      ----------     ----------          ----------     ----------
  3,396,980     30,012,757        (476,250)    2,069,242           46,518,673     29,591,235
 ----------     ----------      ----------     ----------          ----------     ----------

                      74 Wells Fargo Advantage Income Funds


                                             Statements of Changes in Net Assets

                                                                             STABLE INCOME FUND
                                                                        -----------------------------
                                                                            For the         For the
                                                                          Year Ended       Year Ended
                                                                         May 31, 2010    May 31, 2009
                                                                        -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .............................................   $ 227,174,979   $ 307,921,140
OPERATIONS
   Net investment income ............................................       2,813,956       9,365,093
   Net realized gain (loss) on investments ..........................      (8,708,005)         16,585
   Net change in unrealized appreciation (depreciation) of
      investments ...................................................      23,248,942     (19,279,516)
                                                                        -------------   -------------
Net increase in net assets resulting from operations ................      17,354,893      (9,897,838)
                                                                        -------------   -------------
DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income
      Class A .......................................................        (452,663)     (1,201,291)
      Class B .......................................................          (9,233)        (39,880)
      Class C .......................................................         (33,161)        (90,268)
      Administrator Class ...........................................      (2,545,021)     (8,219,290)
      Institutional Class ...........................................              NA              NA
      Investor Class ................................................              NA              NA
   Net realized gain
      Class A .......................................................               0               0
      Class B .......................................................               0               0
      Class C .......................................................               0               0
      Administrator Class ...........................................               0               0
      Institutional Class ...........................................              NA              NA
      Investor Class ................................................              NA              NA
                                                                        -------------   -------------
Total distributions to shareholders .................................      (3,040,078)     (9,550,729)
                                                                        -------------   -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ..............................      13,726,125       7,993,713
   Proceeds from redemption fees - Class A ..........................               0               0
   Reinvestment of distributions - Class A ..........................         348,658         946,464
   Cost of shares redeemed - Class A ................................      (9,827,347)    (17,420,695)
                                                                        -------------   -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class A ........................................       4,247,436      (8,480,518)
                                                                        -------------   -------------
   Proceeds from shares sold - Class B ..............................          31,233         353,356
   Proceeds from redemption fees - Class B ..........................               0               0
   Reinvestment of distributions - Class B ..........................           8,329          35,070
   Cost of shares redeemed - Class B ................................        (470,826)     (1,334,441)
                                                                        -------------   -------------
   Net decrease in net assets resulting from capital share
      transactions - Class B ........................................        (431,264)       (946,015)
                                                                        -------------   -------------
   Proceeds from shares sold - Class C ..............................       1,586,511         454,616
   Proceeds from redemption fees - Class C ..........................               0               0
   Reinvestment of distributions - Class C ..........................          30,709          83,814
   Cost of shares redeemed - Class C ................................        (397,973)     (1,138,394)
                                                                        -------------   -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class C ........................................       1,219,247        (599,964)
                                                                        -------------   -------------
   Proceeds from shares sold - Administrator Class ..................      55,183,617     119,421,932
   Reinvestment of distributions - Administrator Class ..............       1,822,612       4,844,535
   Cost of shares redeemed - Administrator Class ....................    (172,423,460)   (175,537,564)
                                                                        -------------   -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Administrator Class ............................    (115,417,231)   (51,271,097)
                                                                        -------------   -------------
   Proceeds from shares sold - Institutional Class ..................              NA              NA
   Reinvestment of distributions - Institutional Class ..............              NA              NA
   Cost of shares redeemed - Institutional Class ....................              NA              NA
                                                                        -------------   -------------
   Net increase in net assets resulting from capital share
      transactions - Institutional Class ............................              NA              NA
                                                                        -------------   -------------
   Proceeds from shares sold - Investor Class .......................              NA              NA
   Reinvestment of distributions - Investor Class ...................              NA              NA
   Cost of shares redeemed - Investor Class .........................              NA              NA
                                                                        -------------   -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Investor Class .................................              NA              NA
                                                                        -------------   -------------
Net increase (decrease) in net assets resulting from capital share
   transactions - Total .............................................    (110,381,812)    (61,297,594)
                                                                        -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS ...............................     (96,066,997)    (80,746,161)
                                                                        -------------   -------------
ENDING NET ASSETS ...................................................   $ 131,107,982   $ 227,174,979
                                                                        -------------   -------------
ENDING BALANCE OF UNDISTRIBUTED/OVERDISTRIBUTED NET INVESTMENT INCOME
   (LOSS) ...........................................................   $           0   $     172,212

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 75


Statements of Changes in Net Assets

    STRATEGIC INCOME FUND           TOTAL RETURN BOND FUND
----------------------------   -------------------------------
   For the        For the          For the          For the
 Year Ended      Year Ended      Year Ended       Year Ended
May 31, 2010    May 31, 2009    May 31, 2010     May 31, 2009
------------   -------------   --------------   --------------

 $22,817,826    $ 36,325,770   $1,699,606,530   $1,446,576,062

   2,186,075       2,123,290       78,923,017       66,503,030
     554,949      (3,962,761)     107,657,970       (2,348,235)

   2,412,932      (1,321,204)      33,053,249       23,808,181
 -----------    ------------   --------------   --------------
   5,153,956      (3,160,675)     219,634,236       87,962,976
 -----------    ------------   --------------   --------------


  (1,469,850)     (1,485,176)     (18,354,780)      (4,107,511)
    (263,846)       (412,902)        (256,808)        (460,291)
    (451,766)       (225,212)        (677,007)        (252,701)
          NA              NA      (35,469,998)     (40,007,782)
          NA              NA      (29,242,834)     (24,966,966)
          NA              NA       (1,032,725)        (319,693)

           0               0       (5,573,320)               0
           0               0          (82,164)               0
           0               0         (253,121)               0
          NA              NA       (9,621,216)               0
          NA              NA       (6,102,664)               0
          NA              NA         (303,085)               0
 -----------    ------------   --------------   --------------
  (2,185,462)     (2,123,290)    (106,969,722)     (70,114,944)
 -----------    ------------   --------------   --------------

   9,641,558       4,603,809      698,389,517      219,055,215
           0           2,224                0                0
   1,181,069       1,322,341       22,847,204        3,899,286
  (7,185,860)    (12,232,235)    (800,201,332)     (55,475,655)
 -----------    ------------   --------------   --------------

   3,636,767      (6,303,861)     (78,964,611)     167,478,846
 -----------    ------------   --------------   --------------
     211,972         389,673          462,648        1,245,408
           0           1,226                0                0
     241,251         374,041          307,507          413,387
  (1,882,085)     (2,546,933)      (3,820,564)      (4,879,297)
 -----------    ------------   --------------   --------------

  (1,428,862)     (1,781,993)      (3,050,409)      (3,220,502)
 -----------    ------------   --------------   --------------
   6,412,606       1,192,016       22,283,468        7,426,671
           0             560                0                0
     240,805         160,172          726,459          208,712
    (786,761)     (1,490,873)      (3,937,142)      (1,014,900)
 -----------    ------------   --------------   --------------

   5,866,650        (138,125)      19,072,785        6,620,483
 -----------    ------------   --------------   --------------
          NA              NA      504,899,542      344,581,002
          NA              NA       41,195,504       35,569,612
          NA              NA     (407,263,416)    (435,425,002)
 -----------    ------------   --------------   --------------

          NA              NA      138,831,630      (55,274,388)
 -----------    ------------   --------------   --------------
          NA              NA      564,336,824      388,318,424
          NA              NA       28,280,157       21,752,026
          NA              NA     (235,628,815)    (304,934,619)
 -----------    ------------   --------------   --------------

          NA              NA      356,988,166      105,135,831
 -----------    ------------   --------------   --------------
          NA              NA       25,831,083       18,924,099
          NA              NA        1,297,721          303,986
          NA              NA      (10,128,841)      (4,785,919)
 -----------    ------------   --------------   --------------

          NA              NA       16,999,963       14,442,166
 -----------    ------------   --------------   --------------

   8,074,555      (8,223,979)     449,877,524      235,182,436
 -----------    ------------   --------------   --------------
  11,043,049     (13,507,944)     562,542,038      253,030,468
 -----------    ------------   --------------   --------------
 $33,860,875    $ 22,817,826   $2,262,148,568   $1,699,606,530
 -----------    ------------   --------------   --------------

 $   (20,681)   $    (22,482)  $     (211,143)  $    1,038,954

                      76 Wells Fargo Advantage Income Funds


                                             Statements of Changes in Net Assets

                                                                             STABLE INCOME FUND
                                                                        ---------------------------
                                                                           For the        For the
                                                                         Year Ended     Year Ended
                                                                        May 31, 2010   May 31, 2009
                                                                        ------------   ------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ............................................      1,422,145        840,881
   Shares issued in reinvestment of distributions - Class A .........         36,832        100,750
   Shares redeemed -Class A .........................................     (1,024,190)    (1,819,223)
                                                                         -----------    -----------
   Net increase (decrease) in shares outstanding - Class A ..........        434,787       (877,592)
                                                                         ===========    ===========
   Shares sold - Class B ............................................          3,217         36,880
   Shares issued in reinvestment of distributions - Class B .........            881          3,731
   Shares redeemed - Class B ........................................        (49,084)      (139,686)
                                                                         -----------    -----------
   Net decrease in shares outstanding - Class B .....................        (44,986)       (99,075)
                                                                         ===========    ===========
   Shares sold - Class C ............................................        165,648         48,892
   Shares issued in reinvestment of distributions - Class C .........          3,255          8,958
   Shares redeemed - Class C ........................................        (41,560)      (120,074)
                                                                         -----------    -----------
   Net increase in shares outstanding - Class C .....................        127,343        (62,224)
                                                                         ===========    ===========
   Shares sold - Administration Class ...............................      5,787,117     12,683,987
   Shares issued in reinvestment of distributions - Administration
      Class .........................................................        192,780        516,377
   Shares redeemed - Administration Class ...........................    (17,976,029)   (18,751,315)
                                                                         -----------    -----------
   Net increase (decrease) in shares outstanding - Administration
      Class .........................................................    (11,996,132)    (5,550,951)
                                                                         ===========    ===========
   Shares sold - Institutional Class ................................             NA             NA
   Shares issued in reinvestment of distributions - Institutional
      Class .........................................................             NA             NA
   Shares redeemed - Institutional Class ............................             NA             NA
                                                                         -----------    -----------
   Net increase in shares outstanding - Institutional Class .........             NA             NA
                                                                         ===========    ===========
   Shares sold - Investor Class .....................................             NA             NA
   Shares issued in reinvestment of distributions - Investor Class ..             NA             NA
   Shares redeemed - Investor Class .................................             NA             NA
                                                                         -----------    -----------
   Net increase (decrease) in shares outstanding - Investor Class ...             NA             NA
                                                                         -----------    -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ...............................................    (11,478,988)    (6,589,842)
                                                                         ===========    ===========

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 77


Statements of Changes in Net Assets

   STRATEGIC INCOME FUND         TOTAL RETURN BOND FUND
---------------------------   ---------------------------
   For the        For the        For the        For the
 Year Ended     Year Ended     Year Ended     Year Ended
May 31, 2010   May 31, 2009   May 31, 2010   May 31, 2009
------------   ------------   ------------   ------------

  1,101,031        588,652      53,799,168     17,847,960
    133,251        169,960       1,754,931        318,451
   (820,066)    (1,512,841)    (60,743,971)    (4,542,169)
  ---------     ----------     -----------    -----------
    414,216       (754,229)     (5,189,872)    13,624,242
  =========     ==========     ===========    ===========
     24,165         47,588          35,656        101,994
     27,375         48,326          23,671         34,006
   (215,429)      (324,691)       (295,570)      (401,557)
  ---------     ----------     -----------    -----------
   (163,889)      (228,777)       (236,243)      (265,557)
  =========     ==========     ===========    ===========
    735,818        156,207       1,729,084        605,039
     27,099         20,771          56,088         17,214
    (90,367)      (193,838)       (303,622)       (83,917)
  ---------     ----------     -----------    -----------
    672,550        (16,860)      1,481,550        538,336
  =========     ==========     ===========    ===========
         NA             NA      39,590,571     28,662,659

         NA             NA       3,224,272      2,976,417
         NA             NA     (31,885,332)   (36,444,897)
  ---------     ----------     -----------    -----------

         NA             NA      10,929,511     (4,805,821)
  =========     ==========     ===========    ===========
         NA             NA      44,314,555     32,279,951

         NA             NA       2,212,866      1,820,398
         NA             NA     (18,525,853)   (25,503,561)
  ---------     ----------     -----------    -----------
         NA             NA      28,001,568      8,596,788
  =========     ==========     ===========    ===========
         NA             NA       2,032,404      1,569,972
         NA             NA         101,496         25,296
         NA             NA        (794,141)      (399,553)
  ---------     ----------     -----------    -----------
         NA             NA       1,339,759      1,195,715
  ---------     ----------     -----------    -----------

    922,877       (999,866)     36,326,273     18,883,703
  =========     ==========     ===========    ===========

                      78 Wells Fargo Advantage Income Funds


                                                            Financial Highlights


                                      Beginning                 Net Realized    Distributions
                                      Net Asset       Net      and Unrealized      from Net     Distributions
                                      Value Per   Investment    Gain (Loss)       Investment       from Net
                                        Share       Income     on Investments      Income       Realized Gains
                                      ---------   ----------   --------------   -------------   --------------
DIVERSIFIED BOND FUND
Administrator Class
June 1, 2009 to May 31, 2010 ......     $22.63      0.79            2.08            (0.88)          (0.01)
June 1, 2008 to May 31, 2009 ......     $24.18      1.00           (1.13)           (1.01)          (0.41)
June 1, 2007 to May 31, 2008 ......     $24.51      1.25            0.00(7)         (1.23)          (0.35)
June 1, 2006 to May 31, 2007 ......     $24.40      1.18            0.29            (1.19)          (0.17)
June 1, 2005 to May 31, 2006 ......     $25.82      1.08           (1.21)           (1.08)          (0.21)
INCOME PLUS FUND
Class A
June 1, 2009 to May 31, 2010 ......     $10.82      0.37(8)         0.88            (0.48)           0.00
June 1, 2008 to May 31, 2009 ......     $10.70      0.42(8)         0.15            (0.45)           0.00
June 1, 2007 to May 31, 2008 ......     $10.65      0.48(8)         0.08            (0.51)           0.00
June 1, 2006 to May 31, 2007 ......     $10.49      0.53(8)         0.19            (0.56)           0.00
June 1, 2005 to May 31, 2006 ......     $10.99      0.47(8)        (0.37)           (0.60)           0.00
Class B
June 1, 2009 to May 31, 2010 ......     $10.82      0.29(8)         0.89            (0.39)           0.00
June 1, 2008 to May 31, 2009 ......     $10.70      0.35(8)         0.14            (0.37)           0.00
June 1, 2007 to May 31, 2008 ......     $10.65      0.40(8)         0.08            (0.43)           0.00
June 1, 2006 to May 31, 2007 ......     $10.49      0.35(8)         0.29            (0.48)           0.00
June 1, 2005 to May 31, 2006 ......     $10.99      0.39(8)        (0.37)           (0.52)           0.00
Class C
June 1, 2009 to May 31, 2010 ......     $10.82      0.29(8)         0.88            (0.40)           0.00
June 1, 2008 to May 31, 2009 ......     $10.69      0.35(8)         0.15            (0.37)           0.00
June 1, 2007 to May 31, 2008 ......     $10.65      0.40(8)         0.07            (0.43)           0.00
June 1, 2006 to May 31, 2007 ......     $10.49      0.43(8)         0.21            (0.48)           0.00
June 1, 2005 to May 31, 2006 ......     $10.99      0.39(8)        (0.37)           (0.52)           0.00
Institutional Class
June 1, 2009 to May 31, 2010 ......     $10.82      0.41(8)         0.88            (0.51)           0.00
July 18, 2008(4) to May 31, 2009 ..     $10.51      0.39(8)         0.36            (0.44)           0.00
Investor Class
June 1, 2009 to May 31, 2010 ......     $10.82      0.37(8)         0.88            (0.47)           0.00
July 18, 2008(4) to May 31, 2009 ..     $10.51      0.36(8)         0.36            (0.41)           0.00

----------
(1.) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(2.) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(3.) On June 20, 2008, Class Z was renamed to Investor Class.

(4.) Commencement of class operations.

(5.) Includes expenses allocated from the Master Portfolio(s) in which the Fund invests.

(6.) Portfolio turnover rate represents the activity from the Fund's investment in Master Portfolio(s).

(7.) Amount is less than $0.005.

(8.) Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 79


Financial Highlights

                     Ratio to Average Net
 Ending               Assets (Annualized)
Net Asset   ------------------------------------               Portfolio    Net Assets at
Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
  Share          Income      Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
---------   --------------   --------   --------   ---------   ---------   ---------------


 $24.61          3.29%        1.17%(5)   0.70%(5)    12.92%      172%(6)       $ 48,150
 $22.63          4.36%        1.15%(5)   0.70%(5)    (0.39)%     224%(6)       $ 41,205
 $24.18          4.93%        1.07%(5)   0.70%(5)     5.16%      141%(6)       $ 48,447
 $24.51          4.72%        0.99%(5)   0.70%(5)     6.09%      158%(6)       $ 80,075
 $24.40          4.24%        0.97%(5)   0.70%(5)    (0.53)%     163%(6)       $ 98,574

 $11.59          3.29%        1.03%      0.90%       11.74%      187%          $130,382
 $10.82          4.01%        1.05%      0.90%        5.52%      455%          $ 94,938
 $10.70          4.50%        1.35%      1.00%        5.37%      245%          $ 43,481
 $10.65          4.96%        1.34%      1.00%        7.04%      205%          $ 37,526
 $10.49          4.38%        1.29%      1.00%        0.97%      171%          $ 38,995

 $11.61          2.54%        1.78%      1.65%       11.04%      187%          $  1,839
 $10.82          3.30%        1.80%      1.65%        4.69%      455%          $  3,937
 $10.70          3.75%        2.10%      1.75%        4.58%      245%          $  7,067
 $10.65          4.24%        2.09%      1.75%        6.24%      205%          $ 10,682
 $10.49          3.61%        2.04%      1.75%        0.21%      171%          $ 14,833

 $11.59          2.53%        1.78%      1.65%       10.93%      187%          $ 14,533
 $10.82          3.32%        1.80%      1.65%        4.85%      455%          $  7,242
 $10.69          3.75%        2.10%      1.75%        4.50%      245%          $  4,870
 $10.65          4.23%        2.09%      1.75%        6.24%      205%          $  4,633
 $10.49          3.63%        2.04%      1.75%        0.21%      171%          $  5,581

 $11.60          3.58%        0.68%      0.61%       12.06%      187%          $112,163
 $10.82          4.29%        0.69%      0.61%        7.29%      455%          $ 97,574

 $11.60          3.25%        1.07%      0.94%       11.79%      187%          $188,551
 $10.82          3.94%        1.08%      0.94%        6.99%      455%          $177,010

                      80 Wells Fargo Advantage Income Funds


                                                            Financial Highlights


                                      Beginning                 Net Realized    Distributions
                                      Net Asset      Net       and Unrealized      from Net      Distributions
                                      Value Per   Investment     Gain (Loss)      Investment       from Net
                                        Share       Income     on Investments       Income      Realized Gains
                                      ---------   ----------   --------------   -------------   --------------
INFLATION-PROTECTED BOND FUND
Class A
June 1, 2009 to May 31, 2010 ......     $ 9.76      0.31(8)         0.49            (0.27)           0.00
June 1, 2008 to May 31, 2009 ......     $10.22      0.07           (0.25)           (0.19)           0.00
June 1, 2007 to May 31, 2008 ......     $ 9.62      0.54            0.62            (0.56)           0.00
June 1, 2006 to May 31, 2007 ......     $ 9.60      0.40           (0.04)           (0.34)           0.00
June 1, 2005 to May 31, 2006 ......     $10.45      0.42(8)        (0.63)           (0.46)          (0.18)
Class B
June 1, 2009 to May 31, 2010 ......     $ 9.71      0.24(8)         0.47            (0.22)           0.00
June 1, 2008 to May 31, 2009 ......     $10.20      0.03           (0.29)           (0.14)           0.00
June 1, 2007 to May 31, 2008 ......     $ 9.60      0.48            0.61            (0.49)           0.00
June 1, 2006 to May 31, 2007 ......     $ 9.58      0.34           (0.06)           (0.26)           0.00
June 1, 2005 to May 31, 2006 ......     $10.42      0.35(8)        (0.63)           (0.38)          (0.18)
Class C
June 1, 2009 to May 31, 2010 ......     $ 9.72      0.23(8)         0.48            (0.22)           0.00
June 1, 2008 to May 31, 2009 ......     $10.20      0.01           (0.26)           (0.14)           0.00
June 1, 2007 to May 31, 2008 ......     $ 9.61      0.45            0.63            (0.49)           0.00
June 1, 2006 to May 31, 2007 ......     $ 9.58      0.35           (0.06)           (0.26)           0.00
June 1, 2005 to May 31, 2006 ......     $10.43      0.35(8)        (0.63)           (0.39)          (0.18)
Administrator Class
June 1, 2009 to May 31, 2010 ......     $ 9.75      0.33(8)         0.49            (0.27)           0.00
June 1, 2008 to May 31, 2009 ......     $10.21      0.12           (0.28)           (0.21)           0.00
June 1, 2007 to May 31, 2008 ......     $ 9.60      0.59            0.61            (0.59)           0.00
June 1, 2006 to May 31, 2007 ......     $ 9.58      0.44           (0.06)           (0.36)           0.00
June 1, 2005 to May 31, 2006 ......     $10.43      0.44(8)        (0.63)           (0.48)          (0.18)
SHORT DURATION GOVERNMENT BOND FUND
Class A
June 1, 2009 to May 31, 2010 ......     $10.30      0.19(8)         0.20            (0.28)           0.00
June 1, 2008 to May 31, 2009 ......     $10.01      0.37            0.32            (0.40)           0.00
June 1, 2007 to May 31, 2008 ......     $ 9.85      0.40            0.18            (0.42)           0.00
June 1, 2006 to May 31, 2007 ......     $ 9.81      0.39            0.06            (0.41)           0.00
June 1, 2005 to May 31, 2006 ......     $10.01      0.33(8)        (0.18)           (0.35)           0.00
Class B
June 1, 2009 to May 31, 2010 ......     $10.31      0.14(8)         0.18            (0.21)           0.00
June 1, 2008 to May 31, 2009 ......     $10.01      0.30            0.32            (0.32)           0.00
June 1, 2007 to May 31, 2008 ......     $ 9.86      0.33            0.16            (0.34)           0.00
June 1, 2006 to May 31, 2007 ......     $ 9.81      0.33            0.06            (0.34)           0.00
June 1, 2005 to May 31, 2006 ......     $10.02      0.25(8)        (0.19)           (0.27)           0.00
Class C
June 1, 2009 to May 31, 2010 ......     $10.32      0.11(8)         0.20            (0.20)           0.00
June 1, 2008 to May 31, 2009 ......     $10.02      0.34            0.28            (0.32)           0.00
June 1, 2007 to May 31, 2008 ......     $ 9.87      0.31            0.18            (0.34)           0.00
June 1, 2006 to May 31, 2007 ......     $ 9.82      0.30            0.09            (0.34)           0.00
June 1, 2005 to May 31, 2006 ......     $10.03      0.25(8)        (0.19)           (0.27)           0.00

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 81


Financial Highlights

                                Ratio to Average Net
             Ending              Assets (Annualized)
            Net Asset   ------------------------------------               Portfolio    Net Assets at
Return of   Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
 Capital      Share         Income       Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
---------   ---------   --------------   --------   --------   ---------   ---------   ---------------

  0.00        $10.29         3.09%        0.98%(5)  0.85%(5)      8.23%      31%(6)       $ 30,086
 (0.09)       $ 9.76         0.66%        0.95%(5)  0.83%(5)     (1.68)%     53%(6)       $ 31,826
  0.00        $10.22         5.52%        1.23%(5)  0.85%(5)     12.34%      40%(6)       $ 24,982
  0.00        $ 9.62         3.89%        1.05%(5)  0.85%(5)      3.74%      37%(6)       $ 21,115
  0.00        $ 9.60         4.18%        1.22%(5)  0.85%(5)     (2.11)%     47%(6)       $ 27,726

  0.00        $10.20         2.41%        1.75%(5)  1.60%(5)      7.38%      31%(6)       $  2,942
 (0.09)       $ 9.71         0.42%        1.72%(5)  1.59%(5)     (2.51)%     53%(6)       $  5,255
  0.00        $10.20         4.61%        1.98%(5)  1.60%(5)     11.53%      40%(6)       $  7,365
  0.00        $ 9.60         3.27%        1.80%(5)  1.60%(5)      2.97%      37%(6)       $  7,321
  0.00        $ 9.58         3.50%        1.97%(5)  1.60%(5)     (2.76)%     47%(6)       $ 10,149

  0.00        $10.21         2.32%        1.75%(5)  1.60%(5)      7.36%      31%(6)       $ 12,412
 (0.09)       $ 9.72         0.18%        1.69%(5)  1.59%(5)     (2.41)%     53%(6)       $ 10,237
  0.00        $10.20         4.78%        1.98%(5)  1.60%(5)     11.41%      40%(6)       $  9,913
  0.00        $ 9.61         3.27%        1.80%(5)  1.60%(5)      3.08%      37%(6)       $  7,202
  0.00        $ 9.58         3.50%        1.97%(5)  1.60%(5)     (2.85)%     47%(6)       $ 10,248

  0.00        $10.30         3.26%        0.92%(5)  0.60%(5)      8.49%      31%(6)       $ 28,476
 (0.09)       $ 9.75         0.70%        0.88%(5)  0.60%(5)     (1.53)%     53%(6)       $ 27,428
  0.00        $10.21         5.43%        1.06%(5)  0.60%(5)     12.74%      40%(6)       $ 14,926
  0.00        $ 9.60         3.76%        0.87%(5)  0.60%(5)      3.99%      37%(6)       $ 16,527
  0.00        $ 9.58         4.37%        1.04%(5)  0.60%(5)     (1.88)%     47%(6)       $ 63,869

  0.00        $10.41         1.86%        0.88%     0.85%         3.85%     501%          $162,737
  0.00        $10.30         3.61%        0.94%     0.85%         7.05%     277%          $105,430
  0.00        $10.01         4.02%        1.11%     0.85%         5.95%     210%          $ 66,495
  0.00        $ 9.85         4.04%        1.10%     0.85%         4.69%     493%          $ 77,602
  0.00        $ 9.81         3.30%        1.08%     0.85%         1.51%     316%          $ 77,886

  0.00        $10.42         1.30%        1.66%     1.60%         3.08%     501%          $  1,760
  0.00        $10.31         2.90%        1.69%     1.60%         6.36%     277%          $  4,779
  0.00        $10.01         3.29%        1.86%     1.60%         5.06%     210%          $  7,260
  0.00        $ 9.86         3.29%        1.85%     1.60%         4.01%     493%          $ 12,230
  0.00        $ 9.81         2.55%        1.83%     1.60%         0.66%     316%          $ 18,338

  0.00        $10.43         1.01%        1.65%     1.60%         3.06%     501%          $ 65,664
  0.00        $10.32         2.82%        1.69%     1.60%         6.34%     277%          $ 18,009
  0.00        $10.02         3.28%        1.86%     1.60%         5.06%     210%          $  7,087
  0.00        $ 9.87         3.29%        1.85%     1.60%         4.01%     493%          $  8,440
  0.00        $ 9.82         2.54%        1.83%     1.60%         0.66%     316%          $ 11,540

                     82 Wells Fargo Advantage Income Funds


                                                            Financial Highlights

                                                  Beginning                 Net Realized    Distributions
                                                  Net Asset       Net      and Unrealized      from Net      Distributions
                                                  Value Per   Investment     Gain (Loss)      Investment       from Net
                                                    Share       Income     on Investments       Income      Realized Gains
                                                  ---------   ----------   --------------   -------------   --------------
SHORT DURATION GOVERNMENT BOND FUND (continued)
Administrator Class
June 1, 2009 to May 31, 2010 ..................     $10.32      0.22(8)         0.19            (0.31)           0.00
June 1, 2008 to May 31, 2009 ..................     $10.02      0.39            0.33            (0.42)           0.00
June 1, 2007 to May 31, 2008 ..................     $ 9.86      0.42            0.18            (0.44)           0.00
June 1, 2006 to May 31, 2007 ..................     $ 9.82      0.42            0.06            (0.44)           0.00
June 1, 2005 to May 31, 2006 ..................     $10.03      0.35(8)        (0.19)           (0.37)           0.00
Institutional Class
June 1, 2009 to May 31, 2010 ..................     $10.32      0.31(8)         0.13            (0.33)           0.00
June 1, 2008 to May 31, 2009 ..................     $10.02      0.41            0.33            (0.44)           0.00
June 1, 2007 to May 31, 2008 ..................     $ 9.86      0.44            0.18            (0.46)           0.00
June 1, 2006 to May 31, 2007 ..................     $ 9.82      0.44            0.06            (0.46)           0.00
June 1, 2005 to May 31, 2006 ..................     $10.03      0.38(8)        (0.20)           (0.39)           0.00
STABLE INCOME FUND
Class A
June 1, 2009 to May 31, 2010 ..................     $ 9.25      0.15(8)         0.74            (0.12)           0.00
June 1, 2008 to May 31, 2009 ..................     $ 9.89      0.32           (0.64)           (0.32)           0.00
June 1, 2007 to May 31, 2008 ..................     $10.27      0.42           (0.38)           (0.42)           0.00
June 1, 2006 to May 31, 2007 ..................     $10.23      0.43            0.05            (0.44)           0.00
June 1, 2005 to May 31, 2006 ..................     $10.38      0.40(8)        (0.15)           (0.40)           0.00
Class B
June 1, 2009 to May 31, 2010 ..................     $ 9.25      0.08(8)         0.74            (0.09)           0.00
June 1, 2008 to May 31, 2009 ..................     $ 9.88      0.25           (0.63)           (0.25)           0.00
June 1, 2007 to May 31, 2008 ..................     $10.26      0.34           (0.38)           (0.34)           0.00
June 1, 2006 to May 31, 2007 ..................     $10.22      0.34            0.06            (0.36)           0.00
June 1, 2005 to May 31, 2006 ..................     $10.37      0.32(8)        (0.15)           (0.32)           0.00
Class C
June 1, 2009 to May 31, 2010 ..................     $ 9.22      0.07(8)         0.75            (0.09)           0.00
June 1, 2008 to May 31, 2009 ..................     $ 9.85      0.23           (0.61)           (0.25)           0.00
June 1, 2007 to May 31, 2008 ..................     $10.24      0.34           (0.39)           (0.34)           0.00
June 1, 2006 to May 31, 2007 ..................     $10.20      0.36            0.05            (0.37)           0.00
June 1, 2005 to May 31, 2006 ..................     $10.35      0.32(8)        (0.15)           (0.32)           0.00
Administrator Class
June 1, 2009 to May 31, 2010 ..................     $ 9.25      0.17(8)         0.73            (0.13)           0.00
June 1, 2008 to May 31, 2009 ..................     $ 9.88      0.34           (0.63)           (0.34)           0.00
June 1, 2007 to May 31, 2008 ..................     $10.27      0.44           (0.39)           (0.44)           0.00
June 1, 2006 to May 31, 2007 ..................     $10.23      0.45            0.05            (0.46)           0.00
June 1, 2005 to May 31, 2006 ..................     $10.38      0.42(8)        (0.15)           (0.42)           0.00
STRATEGIC INCOME FUND
Class A
June 1, 2009 to May 31, 2010 ..................     $ 8.04      0.68            0.97            (0.68)           0.00
June 1, 2008 to May 31, 2009 ..................     $ 9.46      0.72           (1.42)           (0.72)           0.00
June 1, 2007 to May 31, 2008 ..................     $10.62      0.68           (1.00)           (0.68)          (0.16)
June 1, 2006 to May 31, 2007 ..................     $10.18      0.67            0.50            (0.67)          (0.06)
June 1, 2005 to May 31, 2006 ..................     $10.23      0.67            0.14            (0.67)          (0.19)

The accompanying notes are an integral part of these financial statements.

                                           Wells Fargo Advantage Income Funds 83


Financial Highlights

                      Ratio to Average
  Ending           Net Assets (Annualized)
Net Asset   ------------------------------------               Portfolio    Net Assets at
Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
  Share         Income       Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
---------   --------------   --------   --------   ---------   ---------   ---------------


  $10.42         2.13%       0.80%      0.60%        4.01%      501%           $505,432
  $10.32         3.89%       0.84%      0.60%        7.42%      277%           $356,409
  $10.02         4.26%       0.93%      0.60%        6.21%      210%           $246,592
  $ 9.86         4.28%       0.92%      0.60%        4.95%      493%           $310,530
  $ 9.82         3.55%       0.90%      0.60%        1.67%      316%           $401,837

  $10.43         2.98%       0.55%      0.42%        4.30%      501%           $489,762
  $10.32         4.02%       0.59%      0.42%        7.61%      277%           $248,124
  $10.02         4.42%       0.67%      0.42%        6.40%      210%           $ 87,784
  $ 9.86         4.48%       0.65%      0.42%        5.13%      493%           $ 55,973
  $ 9.82         3.89%       0.63%      0.42%        1.85%      316%           $ 27,172


  $10.02         1.41%       0.96%(5)   0.85%(5)     9.76%       10%(6)        $ 40,035
  $ 9.25         3.30%       0.94%(5)   0.85%(5)    (3.24)%       7%(6)        $ 32,958
  $ 9.89         4.14%       0.96%(5)   0.85%(5)     0.35%       22%(6)        $ 43,897
  $10.27         4.18%       1.00%(5)   0.85%(5)     4.80%       21%(6)        $ 48,629
  $10.23         3.83%       1.06%(5)   0.87%(5)     2.47%       23%(6)        $ 64,827

  $ 9.98         0.65%       1.70%(5)   1.60%(5)     8.93%       10%(6)        $    807
  $ 9.25         2.57%       1.69%(5)   1.60%(5)    (3.90)%       7%(6)        $  1,164
  $ 9.88         3.40%       1.71%(5)   1.60%(5)    (0.42)%      22%(6)        $  2,222
  $10.26         3.40%       1.75%(5)   1.60%(5)     3.98%       21%(6)        $  4,389
  $10.22         3.06%       1.81%(5)   1.62%(5)     1.69%       23%(6)        $ 11,519

  $ 9.95         0.72%       1.71%(5)   1.60%(5)     8.90%       10%(6)        $  4,737
  $ 9.22         2.55%       1.68%(5)   1.60%(5)    (3.89)%       7%(6)        $  3,216
  $ 9.85         3.37%       1.71%(5)   1.60%(5)    (0.49)%      22%(6)        $  4,049
  $10.24         3.43%       1.75%(5)   1.60%(5)     4.03%       21%(6)        $  3,935
  $10.20         3.07%       1.81%(5)   1.62%(5)     1.70%       23%(6)        $  4,355

  $10.02         1.59%       0.86%(5)   0.65%(5)     9.87%       10%(6)        $ 85,529
  $ 9.25         3.51%       0.86%(5)   0.65%(5)    (2.95)%       7%(6)        $189,837
  $ 9.88         4.34%       0.78%(5)   0.65%(5)     0.45%       22%(6)        $257,752
  $10.27         4.38%       0.81%(5)   0.65%(5)     5.01%       21%(6)        $312,988
  $10.23         4.08%       0.88%(5)   0.65%(5)     2.70%       23%(6)        $366,798


  $ 9.01         7.61%       1.42%      1.10%       20.92%       65%           $ 21,118
  $ 8.04         8.92%       1.49%      1.10%       (6.75)%      41%           $ 15,519
  $ 9.46         6.93%       1.43%      1.10%       (3.01)%      63%           $ 25,406
  $10.62         6.43%       1.39%      1.10%       11.97%       79%           $ 33,921
  $10.18         6.53%       1.61%      1.10%        8.18%       89%           $ 19,858

                     84 Wells Fargo Advantage Income Funds


                                                            Financial Highlights

                                     Beginning                 Net Realized    Distributions
                                     Net Asset       Net      and Unrealized      from Net      Distributions
                                     Value Per   Investment     Gain (Loss)      Investment       from Net
                                       Share       Income     on Investments       Income      Realized Gains
                                     ---------   ----------   --------------   -------------   --------------
STRATEGIC INCOME FUND (continued)
Class B
June 1, 2009 to May 31, 2010 .....     $ 8.04       0.60           0.98            (0.61)           0.00
June 1, 2008 to May 31, 2009 .....     $ 9.47       0.66          (1.43)           (0.66)           0.00
June 1, 2007 to May 31, 2008 .....     $10.63       0.61          (1.00)           (0.61)          (0.16)
June 1, 2006 to May 31, 2007 .....     $10.18       0.59           0.51            (0.59)          (0.06)
June 1, 2005 to May 31, 2006 .....     $10.23       0.59           0.14            (0.59)          (0.19)
Class C
June 1, 2009 to May 31, 2010 .....     $ 8.02       0.62           0.95            (0.61)           0.00
June 1, 2008 to May 31, 2009 .....     $ 9.45       0.66          (1.43)           (0.66)           0.00
June 1, 2007 to May 31, 2008 .....     $10.61       0.61          (1.00)           (0.61)          (0.16)
June 1, 2006 to May 31, 2007 .....     $10.17       0.59           0.50            (0.59)          (0.06)
June 1, 2005 to May 31, 2006 .....     $10.21       0.59           0.15            (0.59)          (0.19)
TOTAL RETURN BOND FUND
Class A
June 1, 2009 to May 31, 2010 .....     $12.52       0.36           0.96            (0.47)          (0.12)
June 1, 2008 to May 31, 2009 .....     $12.37       0.56           0.17            (0.58)           0.00
June 1, 2007 to May 31, 2008 .....     $12.20       0.56           0.18            (0.57)           0.00
June 1, 2006 to May 31, 2007 .....     $12.02       0.56           0.18            (0.56)           0.00
June 1, 2005 to May 31, 2006 .....     $12.62       0.49          (0.60)           (0.49)           0.00
Class B
June 1, 2009 to May 31, 2010 .....     $12.53       0.34           0.84            (0.37)          (0.12)
June 1, 2008 to May 31, 2009 .....     $12.38       0.45           0.19            (0.49)           0.00
June 1, 2007 to May 31, 2008 .....     $12.21       0.48           0.17            (0.48)           0.00
June 1, 2006 to May 31, 2007 .....     $12.03       0.46           0.18            (0.46)           0.00
June 1, 2005 to May 31, 2006 .....     $12.63       0.40          (0.60)           (0.40)           0.00
Class C
June 1, 2009 to May 31, 2010 .....     $12.46       0.34           0.83            (0.37)          (0.12)
June 1, 2008 to May 31, 2009 .....     $12.31       0.46           0.18            (0.49)           0.00
June 1, 2007 to May 31, 2008 .....     $12.14       0.47           0.17            (0.47)           0.00
June 1, 2006 to May 31, 2007 .....     $11.96       0.46           0.18            (0.46)           0.00
June 1, 2005 to May 31, 2006 .....     $12.57       0.39          (0.61)           (0.39)           0.00
Administrator Class
June 1, 2009 to May 31, 2010 .....     $12.31       0.44           0.83            (0.48)          (0.12)
June 1, 2008 to May 31, 2009 .....     $12.16       0.56           0.18            (0.59)           0.00
June 1, 2007 to May 31, 2008 .....     $11.99       0.57           0.18            (0.58)           0.00
June 1, 2006 to May 31, 2007 .....     $11.81       0.57           0.18            (0.57)           0.00
June 1, 2005 to May 31, 2006 .....     $12.41       0.51          (0.60)           (0.51)           0.00
Institutional Class
June 1, 2009 to May 31, 2010 .....     $12.30       0.50           0.79            (0.51)          (0.12)
June 1, 2008 to May 31, 2009 .....     $12.15       0.59           0.18            (0.62)           0.00
June 1, 2007 to May 31, 2008 .....     $11.98       0.61           0.18            (0.62)           0.00
June 1, 2006 to May 31, 2007 .....     $11.81       0.59           0.18            (0.60)           0.00
June 1, 2005 to May 31, 2006 .....     $12.40       0.54          (0.59)           (0.54)           0.00
Investor Class
June 1, 2009 to May 31, 2010 .....     $12.30       0.45           0.80            (0.45)          (0.12)
June 1, 2008 to May 31, 2009(3) ..     $12.15       0.55           0.17            (0.57)           0.00
June 1, 2007 to May 31, 2008(3) ..     $11.99       0.55           0.16            (0.55)           0.00
June 1, 2006 to May 31, 2007(3) ..     $11.81       0.54           0.18            (0.54)           0.00
June 1, 2005 to May 31, 2006(3) ..     $12.41       0.46          (0.59)           (0.47)           0.00

The accompanying notes are an integral part of these financial statements.

                     Wells Fargo Advantage Income Funds 85


Financial Highlights

                      Ratio to Average
 Ending            Net Assets (Annualized)
Net Asset   ------------------------------------               Portfolio    Net Assets at
Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
  Share          Income      Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
---------   --------------   --------   --------   ---------   ---------   ---------------


  $ 9.01         6.96%       2.18%      1.85%        20.03%      65%          $    3,290
  $ 8.04         8.23%       2.23%      1.85%        (7.54)%     41%          $    4,255
  $ 9.47         6.19%       2.18%      1.85%        (3.71)%     63%          $    7,174
  $10.63         5.73%       2.15%      1.85%        11.25%      79%          $   10,188
  $10.18         5.78%       2.36%      1.85%         7.38%      89%          $    9,554

  $ 8.98         6.77%       2.16%      1.85%        19.91%      65%          $    9,452
  $ 8.02         8.25%       2.23%      1.85%        (7.58)%     41%          $    3,044
  $ 9.45         6.19%       2.17%      1.85%        (3.73)%     63%          $    3,745
  $10.61         5.69%       2.14%      1.85%        11.15%      79%          $    5,513
  $10.17         5.77%       2.36%      1.85%         7.49%      89%          $    3,356


  $13.25         3.21%       0.84%(5)   0.84%(5)     10.71%     638%(6)       $  182,316
  $12.52         4.30%       0.89%(5)   0.85%(5)      6.16%     633%(6)       $  237,191
  $12.37         4.49%       0.99%(5)   0.90%(5)      6.15%     572%(6)       $   65,825
  $12.20         4.51%       0.99%(5)   0.90%(5)      6.20%     665%(6)       $   62,004
  $12.02         3.88%       1.03%(5)   0.90%(5)     (0.91)%    704%(6)       $   69,066

  $13.22         2.65%       1.59%(5)   1.59%(5)      9.56%     638%(6)       $    7,514
  $12.53         3.77%       1.65%(5)   1.60%(5)      5.38%     633%(6)       $   10,082
  $12.38         3.69%       1.75%(5)   1.65%(5)      5.36%     572%(6)       $   13,248
  $12.21         3.77%       1.74%(5)   1.65%(5)      5.41%     665%(6)       $   16,827
  $12.03         3.13%       1.78%(5)   1.65%(5)     (1.65)%    704%(6)       $   21,356

  $13.14         2.45%       1.59%(5)   1.59%(5)      9.50%     638%(6)       $   32,556
  $12.46         3.67%       1.64%(5)   1.60%(5)      5.38%     633%(6)       $   12,410
  $12.31         3.78%       1.74%(5)   1.65%(5)      5.37%     572%(6)       $    5,632
  $12.14         3.77%       1.74%(5)   1.65%(5)      5.42%     665%(6)       $    6,313
  $11.96         3.14%       1.78%(5)   1.65%(5)     (1.75)%    704%(6)       $    7,827

  $12.98         3.44%       0.76%(5)   0.70%(5)     10.48%     638%(6)       $1,003,134
  $12.31         4.65%       0.82%(5)   0.70%(5)      6.35%     633%(6)       $  816,927
  $12.16         4.72%       0.82%(5)   0.70%(5)      6.38%     572%(6)       $  865,453
  $11.99         4.71%       0.81%(5)   0.70%(5)      6.44%     665%(6)       $  925,385
  $11.81         4.12%       0.85%(5)   0.70%(5)     (0.78)%    704%(6)       $  783,354

  $12.96         3.68%       0.49%(5)   0.42%(5)     10.70%     638%(6)       $1,000,253
  $12.30         4.91%       0.55%(5)   0.42%(5)      6.65%     633%(6)       $  604,992
  $12.15         4.97%       0.55%(5)   0.42%(5)      6.68%     572%(6)       $  493,165
  $11.98         5.00%       0.54%(5)   0.42%(5)      6.65%     665%(6)       $  459,619
  $11.81         4.43%       0.58%(5)   0.42%(5)     (0.42)%    704%(6)       $  341,620

  $12.98         3.47%       0.89%(5)   0.89%(5)     10.36%     638%(6)       $   36,375
  $12.30         4.36%       0.95%(5)   0.90%(5)      6.15%     633%(6)       $   18,005
  $12.15         4.29%       1.15%(5)   0.95%(5)      6.04%     572%(6)       $    3,254
  $11.99         4.44%       1.15%(5)   0.95%(5)      6.17%     665%(6)       $    4,289
  $11.81         3.74%       1.19%(5)   0.95%(5)     (1.03)%    704%(6)       $    6,578

                     86 Wells Fargo Advantage Income Funds


Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). These financial statements report on the following funds: Wells Fargo Advantage Diversified Bond Fund ("Diversified Bond Fund"), Wells Fargo Advantage Income Plus Fund ("Income Plus Fund"), Wells Fargo Advantage Inflation-Protected Bond Fund ("Inflation-Protected Bond Fund"), Wells Fargo Advantage Short Duration Government Bond Fund ("Short Duration Government Bond Fund"), Wells Fargo Advantage Stable Income Fund ("Stable Income Fund"), Wells Fargo Advantage Strategic Income Fund ("Strategic Income Fund") and Wells Fargo Advantage Total Return Bond Fund ("Total Return Bond Fund"), (each, a "Fund", collectively, the "Funds"). Each Fund is a diversified series of the Trust, a Delaware statutory trust organized on March 10, 1999.

The Diversified Bond Fund, Inflation-Protected Bond Fund, Stable Income Fund, and Total Return Bond Fund each seek to achieve its investment objective by investing all investable assets in one or more separate diversified portfolios (each, a "Master Portfolio", collectively, the "Master Portfolios") of Wells Fargo Master Trust, a registered open-end investment management company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio's income, expense and realized and unrealized gains and losses. The financial statements of Master Portfolios for the year ended May 31, 2010 are included in this report and should be read in conjunction with each Fund's financial statements. As of May 31, 2010, the Funds own the following percentages of the Master Portfolio(s):

                                     Diversified   Inflation-Protected      Stable     Total Return
                                      Bond fund         Bond fund        Income Fund     Bond fund
                                     -----------   -------------------   -----------   ------------
INFLATION-PROTECTED BOND PORTFOLIO         3%               53%               NA             NA
MANAGED FIXED INCOME PORTFOLIO             7%               NA                NA             NA
STABLE INCOME PORTFOLIO                    NA               NA                53%            NA
TOTAL RETURN BOND PORTFOLIO                0%*              NA                NA             86%

*    Percentage is less than 0.5%.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

SECURITIES VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. This service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics and general market conditions.

                     Wells Fargo Advantage Income Funds 87


Notes to Financial Statements

Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments in the Master Portfolios are valued daily based on each Fund's proportionate share of each Master Portfolio's net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in the this report.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

The Funds may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Fund continues to receive interest or dividends on the securities loaned. A Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, a Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Funds lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the "Cash Collateral Fund"). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC ("Funds Management") and is sub-advised by Wells Capital Management Incorporated ("Wells Capital Management"). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-advisor. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair value based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

FPrior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for the Funds and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the year ended May 31, 2010, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statements of Assets and Liabilities.

                     88 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

FUTURES CONTRACTS

Certain Funds may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Funds may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

TBA SALE COMMITMENTS

A Fund may enter into To Be Announced ("TBA") sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Securities valuation". The contract is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Funds may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association
(GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Funds account for the dollar roll transactions as purchases and sales.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles ("SIVs"). SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

As of May 31, 2010, the following Funds owned certain of these types of structured securities in the amounts shown in the table. These securities were originally purchased by the Funds' former securities lending agent on behalf of the Funds through a joint account with cash collateral received by the Funds pursuant to loans of the Funds' securities. Although

                     Wells Fargo Advantage Income Funds 89


Notes to Financial Statements

considered high-quality, short-term money market instruments when originally purchased by the securities lending agent through the joint account, the SIVs have been restructured following default and are valued at fair value as shown in the Portfolio of Investments.

                                      Restructured SIVs
                                         ($ Value)        % of Net Assets
                                      -----------------   ---------------
INCOME PLUS FUND                          3,199,772            0.72
SHORT DURATION GOVERNMENT BOND FUND       1,509,747            0.12
STRATEGIC INCOME FUND                        61,708            0.18

In a securities lending transaction, the net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Thus, the current net asset value of each Fund reflects the current valuations assigned to the restructured SIVs that were purchased on its behalf through the investment of cash collateral. Fluctuations in the values of restructured SIVs generate unrealized losses for a Fund, which are reflected in the Fund's Statement of Assets and Liabilities.

The amount of securities lending activity undertaken by a Fund fluctuates from time to time. After the occurrence of a default or impairment of a SIV purchased in a joint account by the securities lending agent, as the various participating Funds' lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired SIVs fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various Funds' ratable exposure to the defaulted or impaired SIVs, the adviser to the Funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired SIVs among all funds participating in securities lending ("side pocketing") based on each Fund's percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each Fund's ownership of defaulted or impaired SIVs in the joint account based on each such Fund's percentage ownership of the joint account as of such date.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured

Securities transactions are recorded on a trade date basis in each Master Portfolio. Realized gains or losses in each Master Porfolio are reported on the basis of identified cost of securities delivered.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and distributed to shareholders monthly, with the exception of Inflation-Protected Bond Fund, Short Duration Government Bond Fund, Strategic Income Fund and Total Return Bond Fund, for which net investment income, if any, is declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their

                     90 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

federal tax-basis treatment. Temporary differences do not require reclassifications. At May 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

                                        Undistributed     Accumulated Net
                                      (Overdistributed)    Realized Gain
                                        Net Investment       (Loss) on
                                            Income          Investments     Paid-in Capital
                                      -----------------   ---------------   ---------------
DIVERSIFIED BOND FUND                     $  126,300        $  (125,605)       $   (695)
INCOME PLUS FUND                           4,697,287         (4,697,287)              0
INFLATION-PROTECTED BOND FUND                 16,032            (16,032)              0
SHORT DURATION GOVERNMENT BOND FUND        8,805,409         (8,805,409)              0
STABLE INCOME FUND                            53,910            (32,292)        (21,618)
STRATEGIC INCOME FUND                          1,188             (2,044)            856
TOTAL RETURN BOND FUND                     4,861,038         (4,861,038)              0

FEDERAL AND OTHER TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund's income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

At May 31, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:


                                                                      Expiration
                                --------------------------------------------------------------------------------------
                                   2012       2013        2014          2015         2016          2017         2018
                                ---------   --------   ----------   -----------   ----------   -----------   ---------
INCOME PLUS FUND                $       0   $      0   $  502,794   $         0   $2,385,752   $         0   $       0
INFLATION-PROTECTED BOND FUND           0          0            0     2,705,798    1,003,934       605,645      47,724
STABLE INCOME FUND                423,335    327,692    1,232,465       394,153            0             0           0
STRATEGIC INCOME FUND                   0          0            0             0       95,150     3,285,888   1,995,851

At May 31, 2010, deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year were:

                        Deferred Post-October
                             Capital Loss
                        ---------------------
STABLE INCOME FUND            $8,948,016
STRATEGIC INCOME FUND             25,594

CLASS ALLOCATIONS

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

                      Wells Fargo Advantage Income Funds 91


Notes to Financial Statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund's investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund's investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

As of May 31, 2010, the inputs used in valuing the Funds' assets, which are carried at fair value, were as follows:

                                                                 Significant Other      Significant
                                                 Quoted Prices   Observable Inputs   Unobservable Inputs
INVESTMENTS IN SECURITIES                          (Level 1)          (Level 2)          (Level 3)             Total
-------------------------                        -------------   -----------------   -------------------   --------------
DIVERSIFIED BOND FUND
   Investments in affiliated Master Portfolios   $          0      $   48,332,925         $        0       $   48,332,925
INCOME PLUS FUND
   Agency notes - interest bearing               $          0      $   18,099,080         $        0       $   18,099,080
   Agency securities                                        0         125,896,947                  0       $  125,896,947
   Asset backed securities                                  0          13,259,525                  0       $   13,259,525
   Collateralized mortgage obligations                      0          42,453,245                  0       $   42,453,245
   Corporate bonds and notes                                0         104,342,375          3,199,772       $  107,542,147
   Yankee corporate bonds                                   0          28,841,975                  0       $   28,841,975
   Municipal bonds and notes                                0           1,646,743                  0       $    1,646,743
   U.S. Treasury obligations                      112,315,338             199,983                  0       $  112,515,321
   Investment companies                            76,117,813          26,837,868                  0       $  102,955,681
                                                 $188,433,151      $  361,577,741         $3,199,772       $  553,210,664
INFLATION-PROTECTED BOND FUND
   Investments in affiliated Master Portfolio    $          0      $   73,742,574         $        0       $   73,742,574
SHORT DURATION GOVERNMENT BOND FUND
   Agency notes - interest bearing               $          0      $   34,573,638         $        0       $   34,573,638
   Agency securities                                        0         312,796,540                  0          312,796,540
   Asset backed securities                                  0          64,894,067                  0           64,894,067
   Collateralized mortgage obligations                      0         267,142,078                  0          267,142,078
   Corporate bonds and notes                                0                   0          1,509,747            1,509,747
   U.S. Treasury obligations                      498,749,770                   0                  0          498,749,770
   Investment companies                             4,012,600         118,107,500                  0          122,120,100
                                                 $502,762,370      $  797,513,823         $1,509,747       $1,301,785,940
STABLE INCOME FUND
   Investments in affiliated Master Portfolio    $          0      $ 131,320,670          $        0       $  131,320,670

                      92 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

                                                                 Significant Other      Significant
                                                 Quoted Prices   Observable Inputs   Unobservable Inputs
INVESTMENTS IN SECURITIES                          (Level 1)          (Level 2)          (Level 3)             Total
-------------------------                        -------------   -----------------   -------------------   --------------
STRATEGIC INCOME FUND
   Equity securities
      COMMON STOCKS                               $  455,394      $            0            $      0       $      455,394
   Corporate bonds and notes                               0          26,719,931              61,708           26,781,639
   Yankee coporate bonds                                   0           1,828,931                   0            1,828,931
   Municipal bonds and notes                               0                   0             168,750              168,750
   Investment companies                            4,316,270             220,000                   0            4,536,270
                                                  $4,771,664      $   28,768,862            $230,458       $   33,770,984
TOTAL RETURN BOND FUND
   Investments in affiliated Master Portfolio     $        0      $2,262,565,994            $      0       $2,262,565,994

Further details on the major security types listed above can be found in each Fund's Portfolio of Investments.

As of May 31, 2010, the inputs used in valuing Income Plus Fund's other financial instruments, which are carried at fair value, were as follows:

                                      Significant Other       Significant
                       Quoted Price   Observable Inputs   Unobservable Inputs
                          Level 1          Level 2              Level 3           Total
                       ------------   -----------------   -------------------   --------
INCOME PLUS FUND
   Futures contracts     $(46,639)           $0                    $0           $(46,639)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Income Plus Fund

                                                                             COLLATERALIZED    CORPORATE
                                                                  AGENCY        MORTGAGE       BONDS AND
                                                                SECURITIES    OBLIGATIONS        NOTES
                                                                ----------   --------------   -----------
BALANCE AS MAY 31, 2009                                            $107         $ 294,292     $ 2,741,169
   Realized gain (loss)                                             (99)                0      (2,145,201)
   Change in unrealized appreciation (depreciation)                   0                 0         942,413
   Net purchases (sales)                                             (8)                0       1,735,942
   Transfer in (out) of Level 3                                       0          (294,292)        (74,551)
BALANCE AS OF MAY 31, 2010                                         $  0         $       0     $ 3,199,772
Change in unrealized appreciation relating to securities held
   at the end of reporting period.                                 $  0         $       0     $   647,446

Short Duration Government Bond Fund

                                                                                CORPORATE
                                                                   AGENCY       BONDS AND
                                                                 SECURITIES       NOTES
                                                                ------------   -----------
BALANCE AS MAY 31, 2009                                         $ 11,499,341   $ 1,258,189
   Realized gain (loss)                                                    0    (1,012,169)
   Change in unrealized appreciation (depreciation)                        0       444,658
   Net purchases (sales)                                                   0       819,069
   Transfer in (out) of Level 3                                  (11,499,341)            0
BALANCE AS OF MAY 31, 2010                                      $          0   $ 1,509,747
Change in unrealized appreciation relating to securities held
   at the end of reporting period.                              $          0   $   305,484

                      Wells Fargo Advantage Income Funds 93


Notes to Financial Statements

Strategic Income Fund

                                                                CORPORATE   MUNICIPAL
                                                                BONDS AND   BONDS AND
                                                                  NOTES       NOTES
                                                                ---------   ---------
BALANCE AS MAY 31, 2009                                         $ 690,727    $      0
  Realized gain (loss)                                            (27,773)          0
  Change in unrealized appreciation (depreciation)                 93,576           0
  Net purchases (sales)                                          (411,530)          0
  Transfer in (out) of Level 3                                   (283,292)    168,750
BALANCE AS OF MAY 31, 2010                                      $  61,708    $168,750
Change in unrealized appreciation relating to securities held
   at the end of reporting period.                              $  12,486    $      0

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

For Income Plus Fund and Strategic Income Fund, Funds Management is paid an annual advisory fee starting at 0.50% and declining to 0.40% as the average daily net assets of each Fund increases. For the year ended May 31, 2010, the advisory fee for Income Plus Fund and Strategic Income Fund was equivalent to an annual rate of 0.50% of its average daily net assets.

For Short Duration Government Bond Fund, Funds Management is paid an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended May 31, 2010, the advisory fee for Short Duration Government Bond Fund was equivalent to an annual rate of 0.385% of its average daily net assets.

Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser.

For Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund which invest all of their assets in a single Master Portfolio, Funds Management does not currently receive investment advisory fees. For Diversified Bond Fund which invests in multiple Master Portfolios, Funds Management is the adviser and is entitled to receive an investment advisory fee of 0.25% of its average daily net assets for providing such advisory services, including the determination of the asset allocations of its investments in the various Master Portfolios.

Each Fund that invests its assets in one or more Master Portfolio may withdraw all of its investments from its corresponding Master Portfolio(s) and invest directly in securities at any time if the Board of Trustees determines that it is in the best interest of the Fund to do so. Upon such redemption and subsequent direct investment in a portfolio of securities, Funds Management (and the corresponding sub-adviser, if any) may receive an investment advisory fee for the direct management of those assets.

Funds Management also acts as adviser to the Master Portfolios and is entitled to receive fees from the Master Portfolios for those services.

Wells Capital Management Incorporated, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser to the Income Plus Fund, Short Duration Government Bond Fund and Strategic Income Fund.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer

                      94 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund the following annual fees:

                                                    Administration
                                                      Fees (% of
                                  Average Daily      Average Daily
                                    Net Assets        Net Assets)
                                -----------------   --------------
FUND LEVEL                       First $5 billion        0.05
                                 Next $5 billion         0.04
                                 Over $10 billion        0.03
CLASS A, CLASS B, AND CLASS C   All assets levels        0.18
ADMINISTRATOR CLASS             All assets levels        0.10
INSTITUTIONAL CLASS             All assets levels        0.08
INVESTOR CLASS                  All assets levels        0.23

Funds Management has contractually waived and/or reimbursed advisory and administration fees during the year ended May 31, 2010 to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenes on a proportionate basis and then from class specific expenses.

CUSTODY AND FUND ACCOUNTING FEES

State Street Bank and Trust Company ("State Street") provides custody and fund accounting services to the Funds. For providing custody services, State Street is entitled to an annual asset-based fee for domestic and global custody services for the Funds. For providing fund accounting services to the Funds, State Street is entitled to receive annual asset-based fees and is reimbursed for out-of-pocket expenses incurred for providing these services.

Prior to September 21, 2009, Wells Fargo Bank, N.A. provided custody services to Income Plus Fund, Short Duration Government Bond Fund and Strategic Income Fund and was entitled to a monthly fee for custody services at an annual rate of 0.02% of the average daily net assets of each Fund. PNC Global Investment Servicing ("PNC") served as fund accountant for these Funds prior to September 21, 2009 and received an annual asset-based fee and an annual fixed fee from each Fund. PNC was also reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Prior to November 16, 2009, Wells Fargo Bank, N.A. provided custody services to Diversified Bond Fund, Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund was entitled to a monthly fee for custody services at an annual rate of 0.02% of the average daily net assets of each Fund. PNC Global Investment Servicing ("PNC") served as fund accountant for the Trust prior to November 16, 2009 and received an annual asset-based fee and an annual fixed fee from each Fund. PNC was also reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Diversified Bond Fund, Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund which invests its assets solely in one or more Master Portfolio or other investment companies does not incur a custody fee.

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of each class.

For the year ended May 31, 2010, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

                                                      Contingent deferred
                                        Front-end        sales charges
                                      sales charges   -------------------
                                        Class A       Class B    Class C
                                      -------------   -------   ---------
INCOME PLUS FUND                       $  164,882      $1,073    $ 2,066
INFLATION-PROTECTED BOND FUND              75,932       2,642      1,496
SHORT DURATION GOVERNMENT BOND FUND     1,442,315         767     17,849
STABLE INCOME FUND                         29,823         180      1,204
STRATEGIC INCOME FUND                     169,921         218      1,365
TOTAL RETURN BOND FUND                    984,177       3,224     12,903

                      Wells Fargo Advantage Income Funds 95


Notes to Financial Statements

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo & Company.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended May 31, 2010, were as follows:

                                      Purchases at Cost    Sales Proceeds
                                      -----------------   ---------------
DIVERSIFIED BOND FUND                  $    91,531,191*   $    93,910,138*
INCOME PLUS FUND                           840,522,044        818,305,538
INFLATION-PROTECTED BOND FUND               24,552,896*        33,370,512*
SHORT DURATION GOVERNMENT BOND FUND      5,644,530,540      5,015,500,110
STABLE INCOME FUND                          14,551,608*        42,241,477*
STRATEGIC INCOME FUND                       23,293,513         17,646,520
TOTAL RETURN BOND FUND                  15,228,498,154*    14,702,644,011*

* Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund's ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio's purchases and sales.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2010, Income Plus Fund entered into futures contracts for hedging and speculative purposes.

At May 31, 2010, Income Plus Fund had long futures contracts outstanding as follows:

                                                    Initial      Value at    Net Unrealized
                                                   Contract       May 31,     Appreciation/
Expiration Date   Contracts         Type            Amount         2010      (Depreciation)
---------------   ---------   ----------------   -----------   -----------   --------------
September 2010     88 Long    US Treasury Note   $10,563,980   $10,549,000      $(14,980)
September 2010     84 Long    US Treasury Note     9,832,097     9,800,438       (31,659)

Income Plus Fund had an average contract amount of $22,269,759 in futures contracts during the year ended May 31, 2010.

The fair value, realized gains or losses and change in unrealized gains or losses on futures transactions are reflected in the appropriate financial statements.

7. ACQUISITION

Effective at the close of business on July 21, 2008, the Income Plus Fund acquired the net assets of Wells Fargo Advantage Corporate Bond Fund ("Corporate Bond Fund") in a tax-free exchange for Class A, Institutional Class and Investor Class shares of the Income Plus Fund. The Income Plus Fund issued 1,708,181 of its Class A shares (valued at $17,080,253), 2,251,367 of its Institutional Class shares (valued at $22,509,702), and 19,425,508 of its Investor Class shares (valued at $194,289,050) in exchange for all of the assets and liabilities of Corporate Bond Fund. Corporate Bond Fund then liquidated by distributing Class A and Institutional Class shares of the Income Plus Fund on a prorated basis to its Class A and Institutional Class shareholder, respectively. In addition, Corporate Bond Fund liquidated by distributing Investor Class shares of the Income Plus Fund shareholders holding Investor Class shares of the Corporate Bond Fund. As a result, Corporate Bond Fund shareholders received shares of their specified class of Corporate Bond Fund with a total value to the value of their Corporate Bond Fund shares at the close of business on July 18, 2008. The aggregate net assets of the Income Plus Fund and Corporate Bond Fund immediately prior to acquisition were $57,458,669 and $233,879,005, respectively. The aggregate net assets of Income Plus Fund immediately after the acquisition were $291,337,674.

8. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Pursuant to the agreement entered

                      96 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

into on September 8, 2009, interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.15% of the unused balance, which is allocated pro rata. Prior to September 8, 2009, the Funds participated in a $150,000,000 revolving credit agreement with the Bank of New York Mellon and paid interest at a rate equal to the Federal Funds rate plus 0.60% and an annual commitment fee equal to 0.15% of the unused balance, which was allocated on a pro rata basis.

For the year ended May 31, 2010, there were no borrowings by the Funds under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2010, and May 31, 2009, were as follows:

                                                                     Long-Term         Return of
                                            Ordinary Income        Capital Gain         Capital
                                      --------------------------   ---------------   ---------------
                                          2010           2009      2010     2009     2010     2009
                                      ------------   -----------   ----   --------   ----   --------
DIVERSIFIED BOND FUND                 $  1,687,841   $ 2,313,031    $0    $348,171    $0    $      0
INCOME PLUS FUND                        18,272,512    14,256,056     0           0     0           0
INFLATION-PROTECTED BOND FUND            2,096,121     1,112,521     0           0     0     563,750
SHORT DURATION GOVERNMENT BOND FUND     29,943,964    22,706,136     0           0     0           0
STABLE INCOME FUND                       3,040,078     9,550,729     0           0     0           0
STRATEGIC INCOME FUND                    2,185,462     2,123,290     0           0     0           0
TOTAL RETURN BOND FUND                 106,969,722    70,114,944     0           0     0           0

As of May 31, 2010, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of losses on wash sales.

                                      Undistributed                      Unrealized
                                         Ordinary      Undistributed    Appreciation     Capital Loss
                                          Income      Long-Term Gain   (Depreciation)   Carryforward*
                                      -------------   --------------   --------------   -------------
DIVERSIFIED BOND FUND                  $   415,121      $        0      $   (103,028)   $          0
INCOME PLUS FUND                           895,406               0        12,855,978      (2,888,546)
INFLATION-PROTECTED BOND FUND              299,866               0         3,203,557      (4,363,101)
SHORT DURATION GOVERNMENT BOND FUND      3,772,218          97,349         7,143,684               0
STABLE INCOME FUND                               0               0       (11,902,442)    (11,325,661)
STRATEGIC INCOME FUND                       29,892               0          (172,629)     (5,402,483)
TOTAL RETURN BOND FUND                  62,373,898       8,728,432        43,275,249               0

* This amount includes any post-October loss, which will reverse on the first day of the following fiscal year.

10. INDEMNIFICATION

Under the Trust's organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

11. LEGAL AND REGULATORY MATTERS

In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into settlement agreements with certain regulators, including the SEC and the New York Attorney General ("NYAG") to settlement market-timing investigations. In the settlements, Strong agreed to pay investor restitution and civil penalties. On September 14, 2009, the SEC approved the terms of the Distribution Plan for the disgorgement and civil penalties to the predecessor Strong Fund shareholders, and those eligible investors will receive proceeds as a result of the Distribution

                      Wells Fargo Advantage Income Funds 97


Notes to Financial Statements

Plan. The successor funds are not expected to receive any portion of the proceeds. The settlement with the NYAG imposed fee reductions across the predecessor Strong Fund complex, and Funds Management agreed to honor these fee reductions for the benefit of shareholders across the successor funds to total $35 million by May 2009. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

12. SUBSEQUENT EVENTS

Effective at the close of business on July 9, 2010, Total Return Bond acquired the net assets of Diversified Bond Fund in a tax-free exchange for shares of Total Return Bond Fund; Wells Fargo Advantage Ultra Short-Term Income Fund acquired the net assets of Stable Income Fund in a tax-free exchange for shares of Wells Fargo Advantage Ultra Short-Term Income Fund and Wells Fargo Advantage High Income Fund acquired the net assets of Strategic Income Fund in a tax-free exchange for shares of Wells Fargo Advantage High Income Fund.

Effective at the close of business on July 9, 2010, Income Plus Fund acquired the net assets of Evergreen Core Plus Bond Fund. The purpose of the transaction was to combine 2 funds with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen Core Plus Bond Fund for 13,407,574 shares of Income Plus Fund valued at $157,146,006 at an exchange ratio of 0.97 for Class A, Class C and Class I shares. Class B shares were exchanged at a ratio of 0.96. Shareholders holding Class A, Class B, Class C and Class I shares of Evergreen Core Plus Bond Fund received Class A, Class B, Class C and Institutional Class shares, respectively, of Income Plus Fund in the reorganization. The investment portfolio of Evergreen Core Plus Bond Fund with a fair value of $155,131,699 and identified cost of $157,659,752 at July 9, 2010 were the principal assets acquired by Income Plus Fund. For financial reporting purposes, assets received and shares issued by Income Plus Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Core Plus Bond Fund was carried forward to align ongoing reporting of Income Plus Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2009, the beginning of the annual reporting period for Income Plus Fund, Income Plus Fund's pro forma results of operations for the year ended May 31, 2010 would have been:


NET INVESTMENT INCOME                                  $24,079,122
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS        $42,111,839
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $66,190,961

The aggregate net assets of the Evergreen Core Plus Bond Fund and Income Plus Fund immediately prior to the acquisition were $157,146,006 and $457,479,275, respectively. The unrealized appreciation of the Evergreen Core Plus Fund was $2,528,053. The aggregate net assets of the Income Plus Fund immediately after the acquisition were $614,625,281.

Effective at the close of business on July 9, 2010, Total Return Bond Fund acquired the net assets of Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund and Wells Fargo Advantage Diversified Bond Fund. The purpose of the transactions was to combine four funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares of Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund and Wells Fargo Advantage Diversified Bond Fund. Shareholders holding Class A, Class B, Class C, Class I, Class IS and Class R shares of Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund and Wells Fargo Advantage Diversified Bond Fund, as applicable, received Class A, Class B, Class C, Institutional Class, Administrator Class and Class R shares, respectively, of Total Return Bond Fund in the reorganizations. The investment portfolio of Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund and Wells Fargo Advantage Diversified Bond Fund with fair values of $385,722,272, $69,143,674 and $49,990,379, respectively, and identified costs of
$379,040,820, $66,839,030 and $49,173,490, respectively, at July 9, 2010, were the principal assets acquired by Total Return Bond Fund. For financial reporting purposes, assets received and shares issued by Total Return Bond Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund and Wells Fargo Advantage Diversified Bond Fund were carried forward to align ongoing

                      98 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

reporting of Total Return Bond Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized appreciation acquired, exchange ratio and number of shares issued were as follows:

                                              Value of Net Assets    Unrealized                           Number of
Acquired Fund                                       Acquired        Appreciation   Exchange Ratio      Shares Issued
-------------                                 -------------------   ------------   --------------   ------------------
Evergreen Core Bond Fund                          $369,931,887       $6,681,452         0.62        10,438,950 Class A
                                                                                        0.62         1,854,005 Class B
                                                                                        0.62         6,088,154 Class C
                                                                                        0.63         8,234,189 Class I
                                                                                        0.62          777,412 Class IS
                                                                                        0.63         1,205,552 Class R
Evergreen Short Intermediate Bond Fund              66,618,787        2,304,644         0.39         1,456,265 Class A
                                                                                        0.40           213,714 Class B
                                                                                        0.39         1,003,915 Class C
                                                                                        0.39         2,106,738 Class I
                                                                                        0.39        1,375,169 Class IS
Wells Fargo Advantage Diversified Bond Fund         49,990,270          816,889         1.91         3,911,791 Class A

Assuming the acquisitions had been completed June 1, 2009, the beginning of the annual reporting period for Total Return Bond Fund, Total Return Bond Fund's pro forma results of operations for the year ended May 31, 2010 would have been:

NET INVESTMENT INCOME                                  $101,251,142
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS        $199,897,070
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $301,148,212

The aggregate net assets of the Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund, Wells Fargo Advantage Diversified Bond Fund and Total Return Bond Fund immediately prior to the acquisitions were $369,931,887, $66,618,787, $49,990,270 and $2,255,060,151, respectively. The aggregate net assets of the Total Return Bond Fund immediately after the acquisitions were $2,741,601,095.

                      Wells Fargo Advantage Income Funds 99


Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Diversified Bond Fund, Wells Fargo Advantage Income Plus Fund, Wells Fargo Advantage Inflation-Protected Bond Fund, Wells Fargo Advantage Short Duration Government Bond Fund, Wells Fargo Advantage Stable Income Fund, Wells Fargo Advantage Strategic Income Fund, and Wells Fargo Advantage Total Return Bond Fund, seven of the funds constituting the Wells Fargo Funds Trust (collectively the "Funds"), as of May 31, 2010, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of May 31, 2010, the results of their operations for the year that ended, changes in their net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.


                                     (KPMG LLP)

Boston, Massachusetts
July 29, 2010

                   100 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2010

INFLATION-PROTECTED BOND PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
US TREASURY SECURITIES: 98.60%
US TREASURY BONDS: 64.36%
$ 4,308,200  US TREASURY BOND - INFLATION PROTECTED                                  1.25%        04/15/2014    $    4,473,458
  3,804,307  US TREASURY BOND - INFLATION PROTECTED                                  1.38         07/15/2018         3,882,771
  3,573,094  US TREASURY BOND - INFLATION PROTECTED                                  1.63         01/15/2018         3,712,666
  3,401,710  US TREASURY BOND - INFLATION PROTECTED                                  1.75         01/15/2028         3,387,358
  5,162,893  US TREASURY BOND - INFLATION PROTECTED                                  1.88         07/15/2015         5,480,328
  3,760,590  US TREASURY BOND - INFLATION PROTECTED                                  1.88         07/15/2019         3,965,952
  5,621,977  US TREASURY BOND - INFLATION PROTECTED                                  2.00         07/15/2014         5,996,187
  4,917,175  US TREASURY BOND - INFLATION PROTECTED                                  2.00         01/15/2016         5,255,997
  5,087,110  US TREASURY BOND - INFLATION PROTECTED                                  2.00         01/15/2026         5,288,209
  3,461,171  US TREASURY BOND - INFLATION PROTECTED                                  2.13         01/15/2019         3,722,652
  2,109,183  US TREASURY BOND - INFLATION PROTECTED                                  2.13         02/15/2040         2,253,696
  4,370,072  US TREASURY BOND - INFLATION PROTECTED                                  2.38         01/15/2017         4,766,791
  7,128,482  US TREASURY BOND - INFLATION PROTECTED                                  2.38         01/15/2025         7,778,400
  3,965,435  US TREASURY BOND - INFLATION PROTECTED                                  2.38         01/15/2027         4,321,087
  3,891,917  US TREASURY BOND - INFLATION PROTECTED                                  2.50         01/15/2029         4,323,678
  4,063,190  US TREASURY BOND - INFLATION PROTECTED                                  2.63         07/15/2017         4,524,744
  1,667,265  US TREASURY BOND - INFLATION PROTECTED                                  3.38         04/15/2032         2,130,321
  4,897,183  US TREASURY BOND - INFLATION PROTECTED                                  3.63         04/15/2028         6,237,023
  5,380,719  US TREASURY BOND - INFLATION PROTECTED                                  3.88         04/15/2029         7,130,711
                                                                                                                    88,632,029
                                                                                                                --------------
US TREASURY NOTES: 34.24%
  2,234,145  US TREASURY NOTE - INFLATION PROTECTED                                  0.50         04/15/2015         2,246,363
  4,205,508  US TREASURY NOTE - INFLATION PROTECTED                                  0.63         04/15/2013         4,275,819
  4,986,068  US TREASURY NOTE - INFLATION PROTECTED<<                                1.38         01/15/2020         5,018,398
  5,390,355  US TREASURY NOTE - INFLATION PROTECTED                                  1.63         01/15/2015         5,647,238
  6,480,747  US TREASURY NOTE - INFLATION PROTECTED                                  1.88         07/15/2013         6,819,469
  4,241,144  US TREASURY NOTE - INFLATION PROTECTED                                  2.00         04/15/2012         4,386,603
  5,888,350  US TREASURY NOTE - INFLATION PROTECTED                                  2.00         01/15/2014         6,237,052
  4,644,025  US TREASURY NOTE - INFLATION PROTECTED                                  2.50         07/15/2016         5,114,595
  5,246,434  US TREASURY NOTE - INFLATION PROTECTED                                  3.00         07/15/2012         5,570,648
  1,734,054  US TREASURY NOTE - INFLATION PROTECTED                                  3.38         01/15/2012         1,828,749
                                                                                                                    47,144,934
                                                                                                                --------------
TOTAL US TREASURY SECURITIES (COST $129,867,439)                                                                   135,776,963
                                                                                                                --------------
SHORT-TERM INVESTMENTS: 3.21%
CORPORATE BONDS & NOTES: 1.13%
    713,137  GRYPHON FUNDING LIMITED(a)(i)(v)                                        0.00         08/05/2010           291,174
  2,258,095  VFNC CORPORATION(a)(i)(v)+++/-                                          0.35         09/30/2010         1,264,533
                                                                                                                     1,555,707
                                                                                                                --------------

   SHARES                                                                           YIELD
-----------                                                                     -------------
INVESTMENT COMPANIES: 2.05%
    755,977  WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)~                         0.17                              755,977
  2,063,000  WELLS FARGO SECURITIES LENDING CASH INVESTMENTS LLC(v)(l)(u)            0.30                            2,063,000
                                                                                                                     2,818,977
                                                                                                                --------------

                   Wells Fargo Advantage Master Portfolios 101


Portfolio of Investments--May 31, 2010

INFLATION-PROTECTED BOND PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
US TREASURY BILLS: 0.03%
$   50,000   US TREASURY BILL##                                                      0.09%        06/24/2010    $       49,997
                                                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,036,504)                                                                       4,424,681
                                                                                                                --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $133,903,943)*                                                   101.81%                                     140,201,644
OTHER ASSETS AND LIABILITIES, NET                                       (1.81)                                      (2,495,491)
                                                                       ------                                   --------------
TOTAL NET ASSETS                                                       100.00%                                  $  137,706,153
                                                                       ------                                   --------------

----------
<<   All or a portion of this security is on loan.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security (unaudited).

(v) Security represents investment of cash collateral received from securities on loan.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

(l)  Investment in an affiliate.

(u)  Rate shown is the 7-day annualized yield at period end.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

##   Zero coupon security. Rate represents yield to maturity.

* Cost for federal income tax purposes is $134,201,293 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $6,301,288
Gross unrealized depreciation     (300,937)
                                ----------
Net unrealized appreciation     $6,000,351

The accompanying notes are an integral part of these financial statements.

                   102 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2010

MANAGED FIXED INCOME PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
AGENCY SECURITIES: 14.88%
FEDERAL HOME LOAN MORTGAGE CORPORATION: 2.41%
$     9,882  FHLMC #410425+/-                                                        3.13%        09/01/2026    $       10,265
     49,290  FHLMC #606279+/-                                                        2.25         02/01/2015            50,313
     30,919  FHLMC #846367+/-                                                        2.89         04/01/2029            32,269
    904,050  FHLMC #A15838                                                           5.50         12/01/2033           969,099
  1,924,737  FHLMC #A16678                                                           5.50         12/01/2033         2,063,228
  6,224,938  FHLMC #E01653                                                           4.50         06/01/2019         6,561,096
    528,090  FHLMC #E90248                                                           6.00         06/01/2017           573,085
    503,049  FHLMC #E90573                                                           6.00         07/01/2017           546,721
                                                                                                                    10,806,076
                                                                                                                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 9.89%
  8,000,000  FNMA%%                                                                  5.15         05/01/2050         8,362,400
      9,582  FNMA #342042+/-                                                         2.41         06/01/2025             9,890
     19,401  FNMA #344692+/-                                                         2.32         10/01/2025            20,007
     36,552  FNMA #347712+/-                                                         3.13         06/01/2026            38,083
    205,568  FNMA #557072+/-                                                         1.84         06/01/2040           205,594
    649,607  FNMA #656566                                                            5.50         04/01/2018           702,496
  1,519,804  FNMA #678939                                                            5.50         02/01/2018         1,640,455
    231,207  FNMA #701350                                                            5.50         04/01/2018           249,562
  1,954,967  FNMA #725772                                                            5.00         09/01/2034         2,057,285
  1,318,206  FNMA #731996+/-                                                         2.00         09/01/2033         1,350,470
  1,183,156  FNMA #739757+/-                                                         2.04         08/01/2033         1,212,100
    916,341  FNMA #741458+/-                                                         2.10         10/01/2033           936,307
    377,706  FNMA #783245+/-                                                         1.64         04/01/2034           378,028
  1,271,622  FNMA #783251+/-                                                         1.64         04/01/2044         1,272,605
  4,740,371  FNMA #789463+/-                                                         2.19         06/01/2034         4,867,710
  2,446,882  FNMA #834933+/-                                                         5.00         07/01/2035         2,552,289
  5,000,000  FNMA #874331                                                            5.07         02/01/2012         5,227,523
  4,736,776  FNMA #880156                                                            5.50         02/01/2036         5,023,919
  1,004,768  FNMA #AA3274                                                            5.50         02/01/2039         1,071,957
  6,673,977  FNMA #AD0193                                                            5.28         06/01/2017         7,120,009
                                                                                                                    44,298,689
                                                                                                                --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 2.58%
     99,310  GNMA #345066                                                            6.50         10/15/2023           108,334
     60,236  GNMA #346960                                                            6.50         12/15/2023            65,709
     60,249  GNMA #354692                                                            6.50         11/15/2023            65,723
    129,934  GNMA #361398                                                            6.50         01/15/2024           142,641
     57,405  GNMA #366641                                                            6.50         11/15/2023            62,620
     34,574  GNMA #473918                                                            7.00         04/15/2028            39,107
      8,655  GNMA #531965                                                            7.72         12/15/2041             9,355
  3,126,756  GNMA #714610                                                            5.46         05/20/2059         3,408,975
  4,156,738  GNMA #721379                                                            5.65         06/20/2059         4,546,957
  2,034,843  GNMA #721557                                                            5.63         06/20/2059         2,223,445
    519,797  GNMA #721558                                                            5.63         08/20/2059           568,735
    290,639  GNMA #780626                                                            7.00         08/15/2027           328,494
                                                                                                                    11,570,095
                                                                                                                --------------
TOTAL AGENCY SECURITIES (COST $63,894,321)                                                                          66,674,860
                                                                                                                --------------

                   Wells Fargo Advantage Master Portfolios 103


Portfolio of Investments--May 31, 2010

MANAGED FIXED INCOME PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
ASSET BACKED SECURITIES: 9.39%
$ 2,935,849  CHASE FUNDING MORTGAGE LOAN SERIES 2002-1 CLASS 1A5(o)(o)               6.60%        02/25/2032    $    2,982,237
  2,100,000  CIT EQUIPMENT COLLATERAL SERIES 2010-VT1A CLASS A2++                    1.51         05/15/2012         2,096,155
  3,500,000  CITICORP RESIDENTIAL MORTGAGE SECURITIES SERIES 2007-2 CLASS
                A6(i)(o)(o)                                                          6.27         06/25/2037         3,423,067
  5,000,000  COLLEGE LOAN CORPORATION TRUST SERIES 2006-A CLASS A3+/-                0.41         10/25/2025         4,946,612
  2,855,598  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2006-S4 CLASS A6           5.83         07/25/2034         1,112,187
  1,250,453  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2007-S2 CLASS A6           5.78         05/25/2037           583,961
  1,002,013  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2005-G CLASS2A+/-             0.57         12/15/2035           376,455
    355,142  GMAC MORTGAGE CORPORATION LOAN TRUST SERIES 2005-HE1 CLASS
                A1VN+/-                                                              0.56         08/25/2035           150,030
    776,224  GREEN TREE FINANCIAL CORPORATION SERIES 1997-7 CLASS A8                 6.86         07/15/2029           797,470
    257,605  GSAMP TRUST SERIES 2005-SEA1 CLASS A+/-++                               0.68         01/25/2035           240,398
  2,183,802  HFC HOME EQUITY LOAN ASSET BACKED CERTIFICATES SERIES 2005-2
                CLASS A1+/-                                                          0.61         01/20/2035         1,937,082
  1,325,000  HOUSEHOLD HOME EQUITY LOAN TRUST SERIES 2007-2 CLASS A4+/-              0.64         07/20/2036           969,680
  2,000,000  HOUSEHOLD HOME EQUITY LOAN TRUST SERIES 2007-3 CLASS A3+/-              1.49         11/20/2036         1,571,798
  3,800,000  KEYCORP STUDENT LOAN TRUST SERIES 1999-B CLASS CTFS+/-(i)               1.22         11/25/2036         2,039,840
  3,038,482  KEYCORP STUDENT LOAN TRUST SERIES 2006-A CLASS 2A2+/-                   0.37         06/27/2025         2,882,596
  2,062,487  RAAC SERIES 2007-RP4 CLASS A+/-++(i)                                    0.69         11/25/2046         1,004,052
  2,753,257  SLM STUDENT LOAN TRUST SERIES 2003-1 CLASS A5B+/-++                     0.71         12/15/2032         2,616,773
  3,290,426  SLM STUDENT LOAN TRUST SERIES 2006-C CLASS A2+/-                        0.31         09/15/2020         3,216,284
    128,578  SMALL BUSINESS ADMINISTRATION PARTICIPATION CERTIFICATES SERIES
                2003-P10A CLASS 1                                                    4.52         02/10/2013           134,027
  2,030,532  SMALL BUSINESS ADMINISTRATION PARTICIPATION CERTIFICATES SERIES
                2006-20B CLASS 1                                                     5.35         02/01/2026         2,199,088
  2,370,150  SMALL BUSINESS ADMINISTRATION PARTICIPATION CERTIFICATES SERIES
                2006-20C CLASS 1                                                     5.57         03/01/2026         2,596,180
  1,009,120  SMALL BUSINESS ADMINISTRATION PARTICIPATION CERTIFICATES SERIES
                2006-20H CLASS 1                                                     5.70         08/01/2026         1,107,044
  1,869,700  SMALL BUSINESS ADMINISTRATION PARTICIPATION SERIES 2007-20J
                CLASS 1                                                              5.57         10/01/2027         2,055,011
  1,795,922  WACHOVIA ASSET SECURITIZATION INCORPORATED SERIES 2007-HE2A
                CLASS A+/-++                                                         0.47         07/25/2037         1,059,666
TOTAL ASSET BACKED SECURITIES (COST $50,326,104)                                                                    42,097,693
                                                                                                                --------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 18.38%
  3,771,874  ADJUSTABLE RATE MORTGAGE TRUST SERIES 2007-2 CLASS 2A1+/-               0.55         06/25/2037         1,970,401
  4,000,000  BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2005-6
                CLASS A4                                                             5.18         09/10/2047         4,165,905
  3,400,000  CITIGROUP DEUTSCHE BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-CD1
                CLASS A4                                                             5.22         07/15/2044         3,535,407
  1,409,458  COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2005-27 CLASS 3A1+/-          1.78         08/25/2035           784,005
  1,297,688  COUNTRYWIDE HOME LOANS SERIES 2004-R1 CLASS 2A++                        6.50         11/25/2034         1,192,173
  3,106,802  COUNTRYWIDE HOME LOANS SERIES 2005-R1 CLASS 1AF1+/-++                   0.70         03/25/2035         2,497,300
  2,376,942  COUNTRYWIDE HOME LOANS SERIES 2005-R3 CLASS AF+/-++                     0.74         09/25/2035         1,909,488
  1,920,087  COUNTRYWIDE HOME LOANS SERIES 2006-OA5 CLASS 1A1+/-                     0.54         04/25/2046           980,250
  1,356,336  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES
                2004-AR5 CLASS 10A1                                                  2.72         06/25/2034         1,252,465
  2,000,000  CREDIT SUISSE MORTGAGE CAPITAL CERTIFICATION SERIES 2007-C1
                CLASS AAB                                                            5.34         02/15/2040         2,030,991
  1,785,718  FHLMC SERIES 2416 CLASS PE                                              6.00         10/15/2021         1,881,717
    506,654  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-20 CLASS A6           7.99         09/25/2029           505,440
  1,980,381  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-58 CLASS 4A           7.50         09/25/2043         2,244,638
    439,944  FNMA GRANTOR TRUST SERIES 2002-T4 CLASS A2                              7.00         12/25/2041           493,012
  2,087,966  FNMA GRANTOR TRUST SERIES 2004-T2 CLASS 1A1                             6.00         11/25/2043         2,280,123
  2,772,618  FNMA GRANTOR TRUST SERIES 2004-T3 CLASS A1                              6.00         02/25/2044         3,027,785
      5,175  FNMA SERIES 1988-5 CLASS Z                                              9.20         03/25/2018             5,464
    867,320  FNMA SERIES 2002-90 CLASS A2                                            6.50         11/25/2042           954,324
  1,730,950  FNMA SERIES 2003-86 CLASS PT                                            4.50         09/25/2018         1,840,313
  3,140,628  FNMA SERIES 2003-97 CLASS CA                                            5.00         10/25/2018         3,370,377
    724,698  FNMA SERIES 2003-W4 CLASS 3A                                            7.00         10/25/2042           786,751
    450,994  FNMA SERIES 2004-W1 CLASS 2A2                                           7.00         12/25/2033           506,523
  3,225,000  FNMA SERIES 2006-M2 CLASS A2F                                           5.26         05/25/2020         3,541,414
  4,119,535  FNMA WHOLE LOAN SERIES 2002-W4 CLASS A4                                 6.25         05/25/2042         4,512,728
  2,538,725  FNMA WHOLE LOAN SERIES 2004-W11 CLASS 1A3                               7.00         05/25/2044         2,819,572
  1,186,649  FNMA WHOLE LOAN SERIES 2004-W8 CLASS 3A                                 7.50         06/25/2044         1,341,951
  7,620,792  GNMA SERIES 2003-38 CLASS JC                                            7.00         08/16/2042         8,648,909
     52,621  HARBORVIEW MORTGAGE LOAN TRUST SERIES 2004-11 CLASS 3A2A+/-             0.68         01/19/2035            32,568

                   104 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2010

MANAGED FIXED INCOME PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$ 2,720,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
             SERIES 2006-LDP7 CLASS ASB                                              5.87%        04/15/2045    $    2,880,696
  2,520,941  LEHMAN XS TRUST SERIES 2007-5 CLASS P3                                  6.45         05/25/2037           839,891
     30,820  LF ROTHSCHILD MORTGAGE TRUST SERIES 2 CLASS Z                           9.95         08/01/2017            34,278
  2,200,000  MERRILL LYNCH MORTGAGE TRUST SERIES 2006-C2 CLASS A2                    5.76         08/12/2043         2,304,306
  2,022,589  NOMURA ASSET ACCEPTANCE CORPORATION SERIES 2004-R2 CLASS A1++           6.50         10/25/2034         1,946,647
    828,840  SEQUOIA MORTGAGE TRUST SERIES 10 CLASS 1A+/-                            0.74         10/20/2027           757,993
  2,828,176  STRUCTURED ASSET SECURITIES CORPORATION SERIES 2007-RM1
             CLASS A1+/-++                                                           0.62         05/25/2047         2,150,262
  4,000,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-C16 CLASS A4        4.85         10/15/2041         4,125,022
  3,011,153  WASHINGTON MUTUAL COMMERCIAL MORTGAGE SECURITIES TRUST
             SERIES 2007-SL3 CLASS A1++                                              5.94         03/23/2045         2,875,862
  1,012,899  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES
             2005-AR6 CLASS 2A1A+/-                                                  0.57         04/25/2045           780,915
  4,089,965  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES
             2005-C3 CLASS A4+/-                                                     2.86         07/25/2047         2,103,984
  2,285,806  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES
             2006-AR3 CLASS A1A+/-                                                   1.42         02/25/2046         1,719,875
  1,650,946  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES
             2006-AR4 CLASS DA+/-                                                    1.41         06/25/2046           719,679
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $90,401,385)                                                        82,351,404
                                                                                                                --------------
CORPORATE BONDS & NOTES: 26.31%
ADVERTISING: 0.11%
    545,000  LAMAR MEDIA CORPORATION                                                 6.63         08/15/2015           517,750
                                                                                                                --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS: 0.16%
    675,000  PHILLIPS-VAN HEUSEN                                                     7.75         11/15/2023           715,587
                                                                                                                --------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.60%
  2,500,000  RYDER SYSTEM INCORPORATED SERIES MTN                                    5.85         03/01/2014         2,674,858
                                                                                                                --------------
BUSINESS SERVICES: 0.28%
  1,000,000  FISERV INCORPORATED                                                     6.13         11/20/2012         1,094,018
    150,000  SUNGARD DATA SYSTEMS INCORPORATED                                       4.88         01/15/2014           139,875
                                                                                                                     1,233,893
                                                                                                                --------------
CHEMICALS & ALLIED PRODUCTS: 0.35%
  1,500,000  VALSPAR CORPORATION                                                     5.10         08/01/2015         1,603,002
                                                                                                                --------------
COMMUNICATIONS: 0.37%
  1,500,000  TIME WARNER INCORPORATED                                                6.20         07/01/2013         1,666,124
                                                                                                                --------------
DEPOSITORY INSTITUTIONS: 5.61%
  2,100,000  BAC CAPITAL TRUST XIV                                                   5.63         12/31/2049         1,449,000
  6,839,000  BANKAMERICA CAPITAL III+/-                                              0.87         01/15/2027         4,619,724
  2,000,000  BB&T CAPITAL TRUST IV                                                   6.82         06/12/2057         1,800,000
  2,000,000  CHASE CAPITAL VI+/-                                                     0.97         08/01/2028         1,572,650
  1,685,000  CITIGROUP INCORPORATED                                                  6.13         11/21/2017         1,718,515
  1,350,000  CITY NATIONAL BANK                                                      6.75         09/01/2011         1,398,234
  1,978,000  COLONIAL BANK NA MONTGOMERY AL####                                      6.38         12/01/2015             6,725
    750,000  CORESTATES CAPITAL TRUST II+/-++                                        0.95         01/15/2027           596,937
  1,250,000  DEUTSCHE BANK CAPITAL FUNDING TRUST VII++                               5.63         01/29/2049           925,000
  2,100,000  HSBC CAPITAL FUNDING LP++                                               4.61         12/31/2049         1,845,068
  1,000,000  JPMORGAN CHASE CAPITAL XVIII                                            6.95         08/01/2066           985,420
  2,900,000  NATIONAL CAPITAL COMMERCE INCORPORATED+/-                               1.27         04/01/2027         1,912,602
    500,000  NATIONAL CITY BANK CLEVELAND OH+/-                                      0.62         06/07/2017           446,866
    450,000  NTC CAPITAL TRUST SERIES A+/-                                           0.82         01/15/2027           364,791
  1,265,000  REGIONS FINANCIAL CORPORATION                                           5.75         06/15/2015         1,252,778
  2,875,000  TCF NATIONAL BANK+/-                                                    1.89         06/15/2014         2,594,688
  1,950,000  UBS PREFERRED FUNDING TRUST V SERIES 1                                  6.24         05/29/2049         1,657,500
                                                                                                                    25,146,498
                                                                                                                --------------

                   Wells Fargo Advantage Master Portfolios 105


Portfolio of Investments--May 31, 2010

MANAGED FIXED INCOME PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
EDUCATIONAL SERVICES: 1.09%
$ 1,000,000  DARTMOUTH COLLEGE                                                      4.75%         06/01/2019    $    1,059,310
  2,235,000  MASSACHUSETTS INSTITUTE OF TECHNOLOGY                                  7.25          11/02/2096         2,733,702
  1,000,000  PEPPERDINE UNIVERSITY                                                  5.45          08/01/2019         1,101,400
                                                                                                                     4,894,412
                                                                                                                --------------
ELECTRIC, GAS & SANITARY SERVICES: 1.78%
  1,000,000  CENTRAL MAINE POWER COMPANY++                                          5.70          06/01/2019         1,076,235
  1,000,000  CONNECTICUT LIGHT & POWER                                              5.38          03/01/2017         1,074,215
    650,000  EQT CORPORATION                                                        8.13          06/01/2019           777,298
  2,270,993  GREAT RIVER ENERGY++                                                   5.83          07/01/2017         2,515,829
    750,000  NGPL PIPECO LLC++                                                      6.51          12/15/2012           768,466
    350,000  OTTER TAIL CORPORATION                                                 9.00          12/15/2016           365,750
  1,365,000  PEOPLES ENERGY CORPORATION                                             6.90          01/15/2011         1,407,816
                                                                                                                     7,985,609
                                                                                                                --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT: 0.53%
  1,330,000  BAE SYSTEMS HOLDINGS INCORPORATED++                                    6.40          12/15/2011         1,415,132
    150,000  L-3 COMMUNICATIONS CORPORATION                                         6.38          10/15/2015           150,000
    830,733  TENASKA ALABAMA II PARTNERS LP++                                       7.00          06/30/2021           814,118
                                                                                                                     2,379,250
                                                                                                                --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 0.07%
    325,000  VALMONT INDUSTRIES INCORPORATED                                        6.88          05/01/2014           328,656
                                                                                                                --------------
FOOD & KINDRED PRODUCTS: 0.74%
    700,000  KELLOGG COMPANY                                                        4.45          05/30/2016           752,441
  1,600,000  KRAFT FOODS INCORPORATED                                               6.25          06/01/2012         1,747,648
    750,000  MCCORMICK & COMPANY INCORPORATED                                       5.75          12/15/2017           831,924
                                                                                                                     3,332,013
                                                                                                                --------------
FURNITURE & FIXTURES: 0.33%
  1,450,000  STEELCASE INCORPORATED                                                 6.50          08/15/2011         1,474,385
                                                                                                                --------------
HEALTH SERVICES: 0.93%
  3,650,000  AMERICAN ASSOCIATION OF RETIRED PERSONS++                              7.50          05/01/2031         4,169,161
                                                                                                                --------------
HOLDING & OTHER INVESTMENT OFFICES: 1.58%
    400,000  LIBERTY PROPERTY LP                                                    6.63          10/01/2017           421,974
  3,008,000  MANUFACTURERS & TRADERS TRUST COMPANY                                  5.59          12/28/2020         2,807,315
  1,750,000  NATIONAL CITY BANK OF COLUMBUS SERIES 4                                7.25          07/15/2010         1,758,486
    250,000  NATIONAL CITY BANK OF KENTUCKY SERIES BKNT                             6.30          02/15/2011           255,463
  2,500,000  TOLL ROAD INVESTMENT PARTNERSHIP II LP++##                             6.78          02/15/2015         1,827,185
                                                                                                                     7,070,423
                                                                                                                --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 0.64%
  1,100,000  ACTUANT CORPORATION                                                    6.88          06/15/2017         1,039,500
  1,425,000  BLACK & DECKER                                                         5.75          11/15/2016         1,580,600
    250,000  JABIL CIRCUIT INCORPORATED                                             8.25          03/15/2018           260,625
                                                                                                                     2,880,725
                                                                                                                --------------
INSURANCE AGENTS, BROKERS & SERVICE: 1.42%
  1,520,000  AEGON NV                                                               4.75          06/01/2013         1,578,114
  1,800,000  ALLSTATE FINANCIAL GLOBAL FUNDING++                                    6.50          06/14/2011         1,871,599
    475,000  METROPOLITAN LIFE GLOBAL FUNDING I++                                   5.13          06/10/2014           509,546
  2,565,000  NLV FINANCIAL CORPORATION++                                            7.50          08/15/2033         2,394,040
                                                                                                                     6,353,299
                                                                                                                --------------

                   106 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2010

MANAGED FIXED INCOME PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
INSURANCE CARRIERS: 3.52%
$ 2,675,000  BLUE CROSS & BLUE SHIELD OF FLORIDA++                                  8.25%         11/15/2011    $    2,875,261
    750,000  LINCOLN NATIONAL CORPORATION                                           6.20          12/15/2011           792,228
  1,700,000  METLIFE GLOBAL FUNDING++                                               5.13          11/09/2011         1,774,820
  4,450,000  MINNESOTA LIFE INSURANCE COMPANY++                                     8.25          09/15/2025         4,529,717
  1,900,000  NEW YORK LIFE GLOBAL FUNDING++                                         5.38          09/15/2013         2,067,968
  2,145,000  PRINCIPAL LIFE GLOBAL FUNDING I++                                      6.25          02/15/2012         2,291,808
  1,415,000  WR BERKLEY CORPORATION                                                 5.13          09/30/2010         1,423,217
                                                                                                                    15,755,019
                                                                                                                --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
OPTICAL GOODS: 0.64%
    389,000  BIO-RAD LABORATORIES INCORPORATED                                      6.13          12/15/2014           388,514
  2,500,000  METTLER TOLEDO INTERNATIONAL INCORPORATED                              4.85          11/15/2010         2,489,435
                                                                                                                     2,877,949
                                                                                                                --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 0.59%
    375,000  BUNGE LIMITED FINANCE CORPORATION                                      8.50          06/15/2019           436,746
  1,450,000  GENERAL ELECTRIC CAPITAL CORPORATION+/-                                0.73          05/05/2026         1,164,757
    500,000  MERRILL LYNCH & COMPANY                                                6.05          08/15/2012           525,477
    500,000  MERRILL LYNCH & COMPANY                                                6.05          05/16/2016           506,116
                                                                                                                     2,633,096
                                                                                                                --------------
OIL & GAS EXTRACTION: 0.94%
    750,000  CHESAPEAKE ENERGY CORPORATION                                          7.50          06/15/2014           768,750
  1,600,000  DUKE ENERGY FIELD SERVICES LLC                                         7.88          08/16/2010         1,620,698
    400,000  MARKWEST ENERGY PARTNERS                                               6.88          11/01/2014           382,000
    750,000  PARKER DRILLING CO++                                                   9.13          04/01/2018           712,500
    375,000  QUICKSILVER RESOURCES INCORPORATED                                     8.25          08/01/2015           365,625
    340,000  RANGE RESOURCES CORPORATION                                            7.38          07/15/2013           341,700
                                                                                                                     4,191,273
                                                                                                                --------------
PERSONAL SERVICES: 0.13%
    200,000  SERVICE CORPORATION INTERNATIONAL                                      7.88          02/01/2013           194,000
    400,000  SERVICE CORPORATION INTERNATIONAL                                      7.38          10/01/2014           404,000
                                                                                                                       598,000
                                                                                                                --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 0.26%
  1,000,000  CONOCOPHILLIPS                                                         4.60          01/15/2015         1,081,924
    100,000  TESORO CORPORATION                                                     6.63          11/01/2015            94,500
                                                                                                                     1,176,424
                                                                                                                --------------
PHARMACEUTICALS: 0.26%
  1,000,000  SCHERING-PLOUGH CORPORATION                                            6.00          09/15/2017         1,148,839
                                                                                                                --------------
PRIMARY METAL INDUSTRIES: 0.13%
    176,750  CENTURY ALUMINUM COMPANY                                               8.00          05/15/2014           170,785
    100,000  INTERNATIONAL STEEL GROUP                                              6.50          04/15/2014           105,781
    295,000  STEEL DYNAMICS                                                         7.38          11/01/2012           301,638
                                                                                                                       578,204
                                                                                                                --------------
RAILROAD TRANSPORTATION: 0.32%
  1,150,000  BURLINGTON NORTHERN SANTA FE CORPORATION                               8.13          04/15/2020         1,437,321
                                                                                                                --------------

                   Wells Fargo Advantage Master Portfolios 107


Portfolio of Investments--May 31, 2010

MANAGED FIXED INCOME PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
REAL ESTATE: 0.39%
$ 1,300,000  HOUSING URBAN DEVELOPMENT SERIES 04-A                                   5.08%        08/01/2013    $    1,439,909
    300,000  STEWART ENTERPRISES                                                     6.25         02/15/2013           291,750
                                                                                                                     1,731,659
                                                                                                                --------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 1.07%
    750,000  DUKE REALTY LP                                                          6.75         03/15/2020           786,941
    185,000  HOST MARRIOTT LP                                                        7.13         11/01/2013           185,000
    800,000  PROLOGIS TRUST                                                          5.25         11/15/2010           801,380
    500,000  REALTY INCOME CORPORATION                                               5.50         11/15/2015           511,964
  1,275,000  REALTY INCOME CORPORATION                                               6.75         08/15/2019         1,379,164
  1,000,000  SIMON PROPERTY GROUP LP                                                 6.75         05/15/2014         1,113,405
                                                                                                                     4,777,854
                                                                                                                --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 0.67%
  1,250,000  CHARLES SCHWAB CORPORATION                                              6.38         09/01/2017         1,390,090
  1,500,000  GOLDMAN SACHS CAPITAL II                                                5.79         12/29/2049         1,147,500
    500,000  MORGAN STANLEY                                                          4.10         01/26/2015           479,320
                                                                                                                     3,016,910
                                                                                                                --------------
TRANSPORTATION BY AIR: 0.53%
  2,168,621  FEDEX CORPORATION SERIES 97-B                                           7.52         01/15/2018         2,351,024
                                                                                                                --------------
TRANSPORTATION EQUIPMENT: 0.19%
    860,000  NAVISTAR INTERNATIONAL CORPORATION(i)                                   7.50         06/15/2011           834,200
                                                                                                                --------------
WHOLESALE TRADE-DURABLE GOODS: 0.08%
    350,000  ACE HARDWARE CORPORATION++                                              9.13         06/01/2016           364,875
                                                                                                                --------------
TOTAL CORPORATE BONDS & NOTES (COST $121,215,155)                                                                  117,898,292
                                                                                                                --------------
YANKEE CORPORATE BONDS: 2.23%
  2,000,000  BARCLAYS BANK PLC++                                                     5.93         09/29/2049         1,580,000
  1,500,000  BP CAPITAL MARKETS PLC                                                  3.63         05/08/2014         1,515,240
  1,100,000  PEARSON PLC (UK) PRIVATE PLACEMENT++                                    7.00         06/15/2011         1,162,417
  1,500,000  RABOBANK NEDERLAND NV++                                                 4.20         05/13/2014         1,569,765
  1,300,000  RABOBANK NEDERLAND NV++                                                11.00         06/29/2049         1,577,026
  2,500,000  SABMILLER PLC++                                                         6.20         07/01/2011         2,606,350
TOTAL YANKEE CORPORATE BONDS (COST $10,172,100)                                                                     10,010,798
                                                                                                                --------------
YANKEE GOVERNMENT BONDS: 0.39%
  1,625,000  PROVINCE OF ONTARIO CANADA                                              4.10         06/16/2014         1,731,168
TOTAL YANKEE GOVERNMENT BONDS (COST $1,624,104)                                                                      1,731,168
                                                                                                                --------------
MUNICIPAL BONDS & NOTES: 11.26%
    825,000  CALIFORNIA STATE BUILD AMERICA BONDS (OTHER REVENUE)                    7.55         04/01/2039           881,867
  1,000,000  CITY OF CHICAGO IL SERIES C (PROPERTY TAX REVENUE, AGM INSURED)         4.88         01/01/2015         1,098,060
  1,000,000  CITY OF CHICAGO IL TAXABLE SERIES D (PROPERTY TAX REVENUE,
             NATL-RE INSURED)                                                        5.44         01/01/2024         1,057,160
  1,600,000  CITY OF EL PASO TX (PROPERTY TAX REVENUE)                               3.61         08/15/2014         1,670,304
  1,500,000  COMMONWEALTH OF MASSACHUSETTS SERIES D (OTHER REVENUE)                  3.25         07/01/2014         1,575,165
  1,500,000  COUNTY OF CHEROKEE GA (PROPERTY TAX REVENUE)                            5.87         08/01/2028         1,720,755
  1,000,000  DALLAS COUNTY HOSPITAL DISTRICT SERIES C (PROPERTY TAX REVENUE)         4.45         08/15/2019         1,010,340
  2,500,000  DUKE UNIVERSITY TAXABLE SERIES A (COLLEGE & UNIVERSITY REVENUE,
             GO OF UNIVERSITY)                                                       5.85         04/01/2037         2,710,625
  4,030,000  HUDSON COUNTY NJ IMPROVEMENT AUTHORITY FACILITIES (LEASING
             REVENUE, FSA INSURED)                                                   7.40         12/01/2025         4,481,562
  1,450,000  IDAHO HEALTH FACILITIES AUTHORITY (HCFR, RADIAN INSURED)                5.37         09/01/2014         1,609,065
  1,885,000  INDIANA BOND BANK STATE REVENUE SCHOOL SEVERANCE FUND 8-A
             (OTHER REVENUE, FGIC INSURED)                                           4.73         01/15/2014         2,042,793

                   108 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2010

MANAGED FIXED INCOME PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
MUNICIPAL BONDS & NOTES (continued)
$   955,000  INDIANA STATE HOUSING & COMMUNITY DEVELOPMENT AUTHORITY
             SERIES A-2 (HOUSING REVENUE)                                           5.51%         01/01/2039    $      981,702
  3,920,000  INDIANA STATE HOUSING & COMMUNITY DEVELOPMENT AUTHORITY
             SERIES D-2 (HOUSING REVENUE, GNMA/FNMA INSURED)                        5.41          07/01/2038         3,933,563
    440,000  KENTUCKY HOUSING CORPORATION SERIES D (HOUSING REVENUE)                5.21          01/01/2014           473,642
    690,000  KENTUCKY HOUSING CORPORATION SERIES D (HOUSING REVENUE)                5.75          07/01/2037           706,367
    545,000  KENTUCKY HOUSING CORPORATION SERIES J (HOUSING REVENUE)                5.92          07/01/2034           549,344
  2,210,000  LOYOLA UNIVERSITY ILLINOIS SERIES C REVENUE BONDS (COLLEGE &
             UNIVERSITY REVENUE)                                                    4.80          07/01/2013         2,351,175
    800,000  MARICOPA COUNTY AZ ELEMENTARY SCHOOL DISTRICT #28-KYRENE
             ELEMENTARY (PROPERTY TAX REVENUE)                                      5.38          07/01/2019           883,760
  1,175,000  MINNESOTA STATE HFAR HOUSING FINANCE SERIES H (HOUSING REVENUE)        5.85          07/01/2036         1,181,216
  3,160,000  MINNESOTA STATE HFAR HOUSING FINANCE SERIES J (HOUSING REVENUE)        6.13          07/01/2038         3,219,850
  1,500,000  OHIO COUNTY WEST VIRGINIA SPECIAL DISTRICT EXCISE TAX REVENUE
             SERIES A (SALES TAX REVENUE)                                           8.25          03/01/2035         1,509,690
    220,000  OHIO STATE HFAR MORTGAGE REVENUE SERIES K (HOUSING REVENUE)            5.97          03/01/2029           222,713
  1,685,000  OHIO STATE HFAR MORTGAGE REVENUE SERIES O
             (HOUSING REVENUE, GNMA/FNMA INSURED)                                   5.47          09/01/2025         1,701,024
  1,850,000  PENNSYLVANIA HFA SFMR SERIES 93C (HOUSING REVENUE, GO OF AGENCY)       5.84          04/01/2037         1,858,954
  1,000,000  SEDGWICK COUNTY USD # 259 WICHITA (PROPERTY TAX REVENUE)               5.10          10/01/2022         1,051,650
  1,600,000  STATE OF NEW HAMPSHIRE HFA SFMR SERIES D (HOUSING REVENUE)             5.53          07/01/2037         1,654,944
  1,850,000  STATE OF TEXAS BRAZOS HIGHER EDUCATION AUTHORITY INCORPORATED
             SERIES 2005-4 CLASS A5 (STUDENT LOAN REVENUE, GUARANTEED STUDENT
             LOANS)+/-ss                                                            4.91          12/01/2040         1,850,000
  1,300,000  UNIVERSITY OF MICHIGAN (COLLEGE & UNIVERSITY REVENUE)                  5.59          04/01/2021         1,426,724
    910,000  VIRGINIA PUBLIC BUILDING AUTHORITY VA (OTHER REVENUE)                  4.95          08/01/2018         1,000,955
    635,000  VIRGINIA PUBLIC BUILDING AUTHORITY VA (OTHER REVENUE)                  5.30          08/01/2021           698,538
    145,000  VIRGINIA RESOURCES AUTHORITY VA (OTHER REVENUE)                        4.71          11/01/2017           159,314
  1,495,000  WEST BEND JOINT SCHOOL DISTRICT #1 (PROPERTY TAX REVENUE)              4.85          04/01/2017         1,650,465
  1,515,000  WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY HOME OWNERSHIP
             REVENUE SERIES F (HOUSING REVENUE, GO OF AUTHORITY)                    5.73          09/01/2037         1,538,255
TOTAL MUNICIPAL BONDS & NOTES (COST $48,099,577)                                                                    50,461,541
                                                                                                                --------------
TERM LOANS: 0.59%
  1,462,500  FLEXTRONICS INTERNATIONAL LIMITED                                      2.54          10/01/2012         1,398,150
    317,647  GEORGIA PACIFIC CORPORATION                                            2.30          12/21/2012           309,166
    541,500  OSHKOSH CORPORATION                                                    6.26          12/06/2013           541,500
     26,337  RMK ACQUISITION CORPORATION (ARAMARK) 1ST LIEN                         2.17          01/27/2014            25,078
    400,465  RMK ACQUISITION CORPORATION (ARAMARK) 1ST LIEN                         2.17          01/27/2014           381,331
TOTAL TERM LOANS (COST $2,742,337)                                                                                   2,655,225
                                                                                                                --------------
US TREASURY SECURITIES: 12.18%
US TREASURY BONDS: 9.25%
  9,225,000  US TREASURY BOND<<                                                     3.63          02/15/2020         9,462,110
  6,300,000  US TREASURY BOND                                                       5.50          08/15/2028         7,497,983
  3,500,000  US TREASURY BOND                                                       4.38          11/15/2039         3,587,500
  4,400,000  US TREASURY BOND<<                                                     4.63          02/15/2040         4,698,373
  6,005,106  US TREASURY BOND - INFLATION PROTECTED                                 2.50          01/15/2029         6,671,300
  7,478,173  US TREASURY BOND - INFLATION PROTECTED<<                               3.38          04/15/2032         9,555,116
                                                                                                                    41,472,382
                                                                                                                --------------
US TREASURY NOTES: 2.93%
  4,475,000  US TREASURY NOTE                                                       2.63          12/31/2014         4,602,260
  4,450,000  US TREASURY NOTE                                                       3.38          11/15/2019         4,477,465
  4,025,080  US TREASURY NOTE - INFLATION PROTECTED                                 1.38          01/15/2020         4,051,171
                                                                                                                    13,130,896
                                                                                                                --------------
TOTAL US TREASURY SECURITIES (COST $51,473,678)                                                                     54,603,278
                                                                                                                --------------

                   Wells Fargo Advantage Master Portfolios 109


Portfolio of Investments--May 31, 2010

MANAGED FIXED INCOME PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
SHORT-TERM INVESTMENTS: 10.16%
CORPORATE BONDS & NOTES: 0.17%
$   347,210  GRYPHON FUNDING LIMITED(a)(i)(v)                                       0.00%         08/05/2010    $      141,766
  1,099,415  VFNC CORPORATION+/-++(a)(i)(v)                                         0.35          09/30/2010           615,672
                                                                                                                       757,438
                                                                                                                --------------

  SHARES                                                                            YIELD
-----------                                                                     -------------
INVESTMENT COMPANIES: 9.99%
 22,923,597  WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)~                        0.17                            22,923,597
 21,829,590  WELLS FARGO SECURITIES LENDING CASH INVESTMENTS LLC (l)(v)(u)          0.30                            21,829,590
                                                                                                                    44,753,187
                                                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS (COST $45,321,630)                                                                     45,510,625
                                                                                                                --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $485,270,391)*                              105.77%                                                          473,994,884
OTHER ASSETS AND LIABILITIES, NET                  (5.77)                                                          (25,847,802)
                                                  ------                                                        --------------
TOTAL NET ASSETS                                  100.00%                                                       $  448,147,082
                                                  ------                                                        --------------

----------
+/-    Variable rate investments.

(o)(o) Stepped coupon bond. Interest rate presented is yield to maturity.

%%     Securities issued on a when-issued (TBA) basis.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

ss These securities are subject to a demand feature which reduces the effective maturity.

<<     All or a portion of this security is on loan.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)    Illiquid security (unaudited).

#### This security is currently in default with regard to scheduled interest and/or principal payments.

##     Zero coupon bond. Interest rate presented is yield to maturity.

(v) Security represents investment of cash collateral received from securities on loan.

(l)    Investment in an affiliate.

(u)    Rate shown is the 7-day annualized yield at period end.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

* Cost for federal income tax purposes is $485,778,355 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 17,330,047
Gross unrealized depreciation    (29,113,518)
                                ------------
Net unrealized depreciation     $(11,783,471)

The accompanying notes are an integral part of these financial statements.

                   110 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2010

STABLE INCOME PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
AGENCY SECURITIES: 24.97%
FEDERAL HOME LOAN MORTGAGE CORPORATION: 4.00%
$ 3,270,469  FHLMC #1B4052+/-                                                        4.67%        04/01/2038    $    3,429,157
  2,682,886  FHLMC #1G0052+/-                                                        2.83         02/01/2035         2,778,473
     89,525  FHLMC #786614+/-                                                        2.76         08/01/2025            93,486
     71,766  FHLMC #845151+/-                                                        2.94         06/01/2022            74,439
     10,306  FHLMC #846367+/-                                                        2.89         04/01/2029            10,756
  1,990,164  FHLMC #E02227                                                           6.00         11/01/2021         2,151,492
    616,440  FHLMC #E90573                                                           6.00         07/01/2017           669,956
    637,843  FHLMC #G90030                                                           7.50         07/17/2017           678,444
                                                                                                                     9,886,203
                                                                                                                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 20.82%
     87,310  FNMA #155506+/-                                                         2.33         04/01/2022            89,997
    217,581  FNMA #190815+/-                                                         3.35         07/01/2017           218,197
    101,307  FNMA #253482                                                            8.50         10/01/2030           117,671
  1,597,805  FNMA #289517+/-                                                         3.04         04/01/2034         1,629,051
  3,580,149  FNMA #295541+/-                                                         4.31         10/01/2032         3,694,979
     27,192  FNMA #331866+/-                                                         2.42         12/01/2025            28,154
  1,899,660  FNMA #420263+/-                                                         2.89         10/01/2024         1,956,179
  1,745,402  FNMA #420264+/-                                                         2.94         07/01/2034         1,797,973
  2,446,730  FNMA #462209+/-                                                         5.27         04/01/2036         2,500,537
     13,693  FNMA #46698+/-                                                          2.52         12/01/2015            14,128
    589,562  FNMA #545927                                                            6.50         12/01/2015           636,537
  1,122,296  FNMA #631367                                                            5.50         02/01/2017         1,209,987
  1,500,536  FNMA #686043+/-                                                         2.78         07/01/2033         1,554,580
    936,404  FNMA #693015+/-                                                         2.72         06/01/2033           956,921
  3,530,222  FNMA #725802+/-                                                         4.43         08/01/2034         3,681,273
    570,865  FNMA #732003+/-                                                         2.12         09/01/2033           579,671
  1,439,506  FNMA #734329+/-                                                         2.17         06/01/2033         1,474,927
    991,644  FNMA #735572                                                            5.00         04/01/2014         1,023,784
  1,634,760  FNMA #735977+/-                                                         4.69         08/01/2035         1,693,614
  1,958,328  FNMA #739757+/-                                                         2.04         08/01/2033         2,006,235
  1,487,388  FNMA #741447+/-                                                         2.16         10/01/2033         1,518,789
  1,864,696  FNMA #741454+/-                                                         2.12         10/01/2033         1,905,212
  2,340,515  FNMA #745649+/-                                                         4.54         11/01/2035         2,442,560
  1,058,964  FNMA #750805+/-                                                         3.47         12/01/2033         1,083,353
  1,935,076  FNMA #764265+/-                                                         4.25         05/01/2034         2,012,643
    836,935  FNMA #783249+/-                                                         1.64         04/01/2044           837,416
  3,198,548  FNMA #783251+/-                                                         1.64         04/01/2044         3,201,019
  1,147,993  FNMA #806504+/-                                                         1.64         10/01/2034         1,148,698
  1,278,368  FNMA #806505+/-                                                         1.64         10/01/2044         1,279,051
  2,004,747  FNMA #826179+/-                                                         4.69         07/01/2035         2,079,797
  2,446,882  FNMA #834933+/-                                                         5.00         07/01/2035         2,552,289
  1,413,001  FNMA #849014+/-                                                         5.52         01/01/2036         1,481,865
  1,250,000  FNMA #874245                                                            5.48         01/01/2011         1,254,591
  1,712,330  FNMA #936591+/-                                                         5.61         04/01/2037         1,811,780
                                                                                                                    51,473,458
                                                                                                                --------------
SMALL BUSINESS ADMINISTRATION: 0.15%
     52,943  SBA #501224+/-                                                          2.00         06/25/2015            52,984
     10,296  SBA #502966+/-                                                          4.48         05/25/2015            10,432
     73,844  SBA #503405+/-                                                          3.63         05/25/2016            75,400
    217,969  SBA #503611+/-                                                          3.13         12/25/2021           223,274
                                                                                                                       362,090
                                                                                                                --------------
TOTAL AGENCY SECURITIES (COST $59,865,037)                                                                          61,721,751
                                                                                                                --------------

                   Wells Fargo Advantage Master Portfolios 111


Portfolio of Investments--May 31, 2010

STABLE INCOME PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
ASSET BACKED SECURITIES: 23.12%
$ 1,275,000  ALLY AUTO RECEIVABLES TRUST SERIES 2010-1 CLASS A3                      1.45%        05/15/2014    $    1,273,990
    108,109  ASSET BACKED SECURITIES CORPORATION HOME EQUITY SERIES 2001-HE2
             CLASS A1+/-                                                             0.86         06/15/2031            86,498
  1,300,000  BANK OF AMERICA AUTO TRUST SERIES 2009-3A CLASS A3++                    1.67         12/15/2013         1,307,485
    694,925  CATERPILLAR FINANCIAL ASSET TRUST SERIES 2007-A CLASS A3B+/-            0.81         06/25/2012           695,168
  3,000,000  CHASE ISSUANCE TRUST SERIES 2005-A8 CLASS A8+/-                         0.38         10/15/2012         2,999,338
  1,200,000  CHRYSLER FINANCIAL AUTO SECURITIZATION TRUST SERIES 2009-A
             CLASS A3                                                                2.82         01/15/2016         1,222,677
  1,175,000  CIT EQUIPMENT COLLATERAL SERIES 2010-VT1A CLASS A2++                    1.51         05/15/2012         1,172,849
  1,700,000  CITIFINANCIAL AUTO ISSUANCE TRUST++ SERIES 2009-1 CLASS A2              1.83         11/15/2012         1,704,763
  2,850,000  COLLEGE LOAN CORPORATION TRUST SERIES 2006-A CLASS A3+/-                0.41         10/25/2025         2,819,569
    815,728  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2003-BC1
             CLASS A1+/-                                                             1.14         03/25/2033           694,696
    208,801  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2003-SD2
             CLASS A1+/-++                                                           0.84         09/25/2032           166,720
    464,910  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2004-SD2
             CLASS A1+/-++                                                           0.71         11/25/2033           399,974
    610,294  COUNTRYWIDE ASSET BACKED CERTIFICATES SERIES 2006-SD2
             CLASS 1A1+/-++                                                          0.69         11/25/2036           358,212
    148,953  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2002-G CLASS A+/-             0.71         12/15/2028           115,375
  1,261,204  COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2005-M CLASS A1+/-            0.58         02/15/2036           591,111
  1,432,700  FIFTH THIRD HOME EQUITY LOAN TRUST SERIES 2003-1 CLASS A+/-             0.59         09/20/2023           768,241
    134,007  FIRST HORIZON ABS TRUST SERIES 2004-HE1 CLASS A+/-                      0.55         01/25/2024            83,376
    620,223  FIRST HORIZON ABS TRUST SERIES 2004-HE3 CLASS A+/-                      0.63         10/25/2034           318,619
  1,207,339  FIRST HORIZON ABS TRUST SERIES 2006-HE1 CLASS A+/-                      0.50         10/25/2034           624,672
  1,474,570  GCO EDUCATION LOAN FUNDING TRUST SERIES 2007-1A CLASS A4L+/-++          0.52         05/26/2020         1,468,937
  2,303,277  GE CORPORATE AIRCRAFT FINANCING LLC SERIES 2005-1A
             CLASS A3+/-++                                                           0.60         08/26/2019         2,190,186
    194,441  GREENPOINT HOME EQUITY LOAN TRUST SERIES 2004-1 CLASS A+/-              0.80         07/25/2029           112,409
    104,422  GREENPOINT HOME EQUITY LOAN TRUST SERIES 2004-3 CLASS A+/-              0.80         03/15/2035            50,018
  1,820,611  GSAMP TRUST SERIES 2005-SEA2 CLASS A1+/-                                0.69         01/25/2045         1,522,216
    341,636  GSAMP TRUST SERIES 2006-SD2 CLASS A1+/-++                               0.45         05/25/2046           325,485
  2,000,000  HARLEY DAVIDSON MOTORCYCLE TRUST SERIES 2009-3 CLASS A2                 0.94         04/15/2012         1,998,228
  1,637,852  HFC HOME EQUITY LOAN ASSET BACKED CERTIFICATES SERIES 2005-2
             CLASS A1+/-                                                             0.61         01/20/2035         1,452,812
  2,334,324  HOUSEHOLD HOME EQUITY LOAN TRUST SERIES 2006-1 CLASS A1+/-              0.50         01/20/2036         2,164,958
  2,500,000  HYUNDAI AUTO RECEIVABLES TRUST SERIES 2007-A CLASS A4                   5.21         03/17/2014         2,607,890
  1,858,399  KEYCORP STUDENT LOAN TRUST SERIES 2006-A CLASS 2A2+/-                   0.37         06/27/2025         1,763,056
     56,832  LEHMAN ASSET BACKED SECURITIES CORPORATION SERIES 2004-2
             CLASS A+/-                                                              0.78         06/25/2034            36,139
  1,068,062  MELLON RESIDENTIAL FUNDING CORPORATION SERIES 1999-TBC3
             CLASS A2+/-                                                             2.61         10/20/2029           973,373
    653,394  MELLON RESIDENTIAL FUNDING CORPORATION SERIES 2001-TBC1
             CLASS A1+/-                                                             0.69         11/15/2031           609,121
    224,246  MORGAN STANLEY DEAN WITTER & COMPANY CORPORATION HELOC TRUST
             SERIES 2003-2 CLASS A+/-(i)                                             0.60         04/25/2016           186,960
  4,525,257  MORTGAGE EQUITY CONVERSION ASSET TRUST SERIES 2007-FF2
             CLASS A+/-++                                                            0.78         02/25/2042         4,365,516
  1,443,239  RENAISSANCE HOME EQUITY LOAN TRUST SERIES 2003-3 CLASS A+/-             0.84         12/25/2033         1,229,296
  2,899,067  RIVERVIEW HECM TRUST SERIES 2007-1 CLASS A+/-++                         0.86         05/25/2047         2,734,980
    351,394  SASC SERIES 2006-GEL3 CLASS A1+/-++                                     0.46         07/25/2036           314,383
  1,529,295  SBI HELOC TRUST SERIES 2005-HE1 CLASS 1A+/-++                           0.53         11/25/2035         1,208,189
    812,177  SLC STUDENT LOAN TRUST SERIES 2006-A CLASS A+/-                         0.37         04/16/2018           805,793
  2,056,516  SLM STUDENT LOAN TRUST SERIES 2006-C CLASS A2+/-                        0.31         09/15/2020         2,010,178
  3,000,000  TURQUOISE CARD BACKED SECURITIES PLC SERIES 2007-1 CLASS A+/-           0.38         06/15/2012         2,999,790
  2,603,158  US EDUCATION LOAN TRUST LLC SERIES 2007-1A CLASS A2+/-++                0.89         09/01/2019         2,603,365
    217,986  USXL FUNDING LLC SERIES 2006-1A CLASS A++                               5.38         04/15/2014           217,816
     58,945  WACHOVIA ASSET SECURITIZATION INCORPORATED SERIES 2002-HE2
             CLASS A+/-                                                              0.77         12/25/2032            43,451
    467,391  WACHOVIA ASSET SECURITIZATION INCORPORATED SERIES 2003-HE2
             CLASS AII1+/-                                                           0.60         06/25/2033           311,154
    588,552  WACHOVIA ASSET SECURITIZATION INCORPORATED SERIES 2004-HE1
             CLASS A+/-                                                              0.56         06/25/2034           325,478
  3,000,000  WORLD OMNI AUTO RECEIVABLES TRUST SERIES 2007-B CLASS A4                5.39         05/15/2013         3,118,779
TOTAL ASSET BACKED SECURITIES (COST $63,039,652)                                                                    57,153,289
                                                                                                                --------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 28.99%
  1,885,937  ADJUSTABLE RATE MORTGAGE TRUST SERIES 2007-2 CLASS 2A1+/-               0.55         06/25/2037           985,200
  1,446,803  BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2005-1
             CLASS A3                                                                4.88         11/10/2042         1,446,067
     30,309  BANK OF AMERICA MORTGAGE SECURITIES SERIES 2002-G CLASS 2A1+/-          3.01         07/20/2032            28,233

                   112 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2010

STABLE INCOME PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$   185,788  BANK OF AMERICA MORTGAGE SECURITIES SERIES 2003-A CLASS 2A2+/-          3.62%        02/25/2033    $      149,801
  1,649,983  BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2005-PWR9
             CLASS A2                                                                4.74         09/11/2042         1,655,019
    941,972  COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2005-14 CLASS 2A1+/-          0.55         05/25/2035           560,553
  1,400,893  COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2005-24 CLASS 2A1B+/-         1.75         07/20/2035           738,663
    735,369  COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2005-27 CLASS 3A1+/-          1.78         08/25/2035           409,046
  1,367,825  COUNTRYWIDE HOME LOANS SERIES 2004-29 CLASS 2A1+/-                      0.67         02/25/2035           759,417
  2,030,620  COUNTRYWIDE HOME LOANS SERIES 2004-R1 CLASS 1AF+/-++                    0.74         11/25/2034         1,623,809
  1,739,585  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION
             SERIES 2001-CP4 CLASS A4                                                6.18         12/15/2035         1,789,326
    218,853  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION
             SERIES 2002-AR17 CLASS 2A1                                              3.33         12/19/2039           218,156
     70,870  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION
             SERIES 2003-AR2 CLASS 2A1                                               3.10         02/25/2033            67,653
    808,393  EQUIFIRST MORTGAGE LOAN TRUST SERIES 2003-2 CLASS 3A3+/-                1.09         09/25/2033           694,637
    939,548  FDIC STRUCTURED SALE GUARANTEED NOTES SERIES 2010-S1 CLASS 1A+/-++      0.90         02/25/2048           942,949
    106,037  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-31 CLASS A7+/-        0.59         05/25/2031            87,340
    271,049  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-35 CLASS A+/-         0.62         09/25/2031           256,338
  1,481,834  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-54 CLASS 3A           7.00         02/25/2043         1,655,949
  1,694,991  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-54 CLASS 4A+/-        4.52         02/25/2043         1,762,790
  2,549,343  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-55 CLASS 1A2          7.00         03/25/2043         2,848,891
  2,041,019  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-57 CLASS 1A2          7.00         07/25/2043         2,283,479
  2,475,476  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-58 CLASS 4A           7.50         09/25/2043         2,805,798
  1,583,399  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-63 CLASS 1A1+/-       1.64         02/25/2045         1,594,052
    498,032  FNMA GRANTOR TRUST SERIES 2002-T12 CLASS A3                             7.50         05/25/2042           538,253
    258,837  FNMA GRANTOR TRUST SERIES 2003-T4 CLASS 1A+/-                           0.57         09/26/2033           229,764
    564,111  FNMA SERIES 2002-90 CLASS A2                                            6.50         11/25/2042           620,698
  1,288,353  FNMA SERIES 2003-W4 CLASS 3A                                            7.00         10/25/2042         1,398,668
  1,238,140  FNMA SERIES 2004-W2 CLASS 2A2                                           7.00         02/25/2044         1,393,682
  2,281,805  FNMA SERIES 2007-88 CLASS HC                                            5.21         09/25/2037         2,379,356
     33,625  FNMA WHOLE LOAN SERIES 2001-W1 CLASS AV1+/-                             0.58         08/25/2031            30,344
    573,753  FNMA WHOLE LOAN SERIES 2002-W10 CLASS A6                                7.50         08/25/2042           643,679
     80,974  FNMA WHOLE LOAN SERIES 2002-W12 CLASS AV1+/-                            0.70         02/25/2033            74,476
    313,418  GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2005-C2 CLASS A2      4.71         05/10/2043           313,317
  3,000,000  GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2005-C3 CLASS A4      5.05         07/10/2045         3,003,021
    275,863  GMAC MORTGAGE CORPORATION LOAN TRUST SERIES 2001-HE3 CLASS A2+/-        0.90         03/25/2027           203,861
  1,934,780  GREENPOINT MORTGAGE FUNDING TRUST SERIES 2006-AR1 CLASS A1A+/-          0.63         02/25/2036         1,016,464
    121,818  GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION
             SERIES 2003-C2 CLASS A2                                                 4.02         01/05/2036           121,815
  5,237,342  GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 1AF+/-++                  0.74         06/25/2034         4,277,442
  3,401,541  GSMPS MORTGAGE LOAN TRUST SERIES 2005-RP2 CLASS 1AF+/-++                0.69         03/25/2035         2,741,761
  3,251,596  GSMPS MORTGAGE LOAN TRUST SERIES 2005-RP3 CLASS 1AF+/-++                0.69         09/25/2035         2,443,317
  1,112,055  GSMPS MORTGAGE LOAN TRUST SERIES 2006-1 CLASS A1+/-++                   0.64         03/25/2035           873,217
  1,315,517  HARBORVIEW MORTGAGE LOAN TRUST SERIES 2004-11 CLASS 3A2A+/-             0.68         01/19/2035           814,204
    482,483  INDYMAC LOAN TRUST SERIES 2005-L2 CLASS A1+/-                           0.56         01/25/2011           120,621
  1,763,295  LEHMAN XS TRUST SERIES 2007-5 CLASS P3                                  6.45         05/25/2037           587,469
    481,044  MERRILL LYNCH MORTGAGE INVESTORS INCORPORATED
             SERIES 2003-A2 CLASS 2A2                                                1.94         02/25/2033           444,218
    841,172  MLCC MORTGAGE INVESTORS INCORPORATED SERIES 2003-A CLASS 2A2+/-         0.80         03/25/2028           708,836
    876,518  MLCC MORTGAGE INVESTORS INCORPORATED SERIES 2003-B CLASS A1+/-          0.68         04/25/2028           786,817
    665,450  MLCC MORTGAGE INVESTORS INCORPORATED SERIES 2004-A CLASS A1+/-          0.57         04/25/2029           610,041
  1,112,264  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2003-HYB1 CLASS A3+/-       1.83         03/25/2033         1,029,268
    722,627  MORGAN STANLEY DEAN WITTER CREDIT CORPORATION HELOC TRUST
             SERIES 2003-1 CLASS A+/-(i)                                             0.88         11/25/2015           581,029
    315,487  OPTION ONE MORTGAGE LOAN TRUST SERIES 2003-1 CLASS A2+/-                1.18         02/25/2033           259,452
    164,757  RESIDENTIAL FUNDING MORTGAGE SECURITIES INCORPORATED
             SERIES 2002-HS3 CLASS 2A+/-                                             0.68         08/25/2032            78,881
    206,643  RESIDENTIAL FUNDING MORTGAGE SECURITIES INCORPORATED
             SERIES 2003-HS1 CLASS AII+/-                                            0.63         12/25/2032           155,554
    476,994  RESIDENTIAL FUNDING MORTGAGE SECURITIES INCORPORATED
             SERIES 2004-HS3 CLASS A+/-                                              0.61         09/25/2029           207,677
  2,408,949  SBA PARTICIPATION CERTIFICATES SERIES 1999-20B CLASS 1                  5.95         02/01/2019         2,600,905
  1,381,400  SEQUOIA MORTGAGE TRUST SERIES 10 CLASS 1A+/-                            0.74         10/20/2027         1,263,321
    414,796  SEQUOIA MORTGAGE TRUST SERIES 2003-2 CLASS A1+/-                        1.00         06/20/2033           354,424
  1,151,893  SEQUOIA MORTGAGE TRUST SERIES 2003-8 CLASS A1+/-                        0.66         01/20/2034           980,420

                   Wells Fargo Advantage Master Portfolios 113


Portfolio of Investments--May 31, 2010

STABLE INCOME PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$   517,383  SEQUOIA MORTGAGE TRUST SERIES 5 CLASS A+/-                              0.69%        10/19/2026    $      399,576
    517,158  STRUCTURED ASSET SECURITIES CORPORATION SERIES 2003-9A
                CLASS 2A1                                                            2.53         03/25/2033           485,059
    953,771  STRUCTURED ASSET SECURITIES CORPORATION SERIES 2004-NP2
                CLASS A+/-++                                                         0.69         06/25/2034           542,829
    629,779  STRUCTURED ASSET SECURITIES CORPORATION SERIES 2005-GEL4
                CLASS A+/-                                                           0.69         08/25/2035           601,831
  2,931,495  STRUCTURED ASSET SECURITIES CORPORATION SERIES 2006-RF3
                CLASS 1A1++                                                          6.00         10/25/2036         2,784,228
    763,415  STRUCTURED ASSET SECURITIES CORPORATION SERIES 2006-RM1
                CLASS A1+/-++                                                        0.59         08/25/2046           579,737
  2,020,126  STRUCTURED ASSET SECURITIES CORPORATION SERIES 2007-RM1
                CLASS A1+/-++                                                        0.62         05/25/2047         1,535,902
  2,500,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-C20 CLASS A4        5.24         07/15/2042         2,503,083
    526,617  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES
                SERIES 2003-AR1 CLASS A6+/-                                          2.38         03/25/2033           464,892
    709,029  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES
                SERIES 2005-AR6 CLASS 2A1A+/-                                        0.57         04/25/2045           546,640
  1,650,946  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES
                SERIES 2006-AR4 CLASS DA+/-                                          1.41         06/25/2046           719,679
  2,695,236  WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES
                SERIES 2006-AR5 CLASS 5A+/-                                          1.43         02/25/2046         1,227,198
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $85,263,944)                                                        71,640,092
                                                                                                                --------------
CORPORATE BONDS & NOTES: 9.43%
DEPOSITORY INSTITUTIONS: 3.26%
  1,250,000  BB&T CORPORATION<<                                                      3.85         07/27/2012         1,291,465
  1,250,000  DEXIA CREDIT LOCAL++                                                    2.38         09/23/2011         1,269,676
  1,750,000  REGIONS BANK RF+/-                                                      0.90         12/10/2010         1,756,750
  1,500,000  SOVEREIGN BANK                                                          2.05         08/01/2013         1,481,247
  2,250,000  SUNTRUST BANK ATLANTA GA STI+/-                                         0.91         12/16/2010         2,258,863
                                                                                                                     8,058,001
                                                                                                                --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT: 0.91%
  2,250,000  BAE SYSTEMS HOLDINGS INCORPORATED++                                     4.75         08/15/2010         2,265,651
                                                                                                                --------------
FINANCIAL SERVICES: 0.78%
  2,000,000  FDIC STRUCTURED SALE GUARANTEED NOTES SERIES 2010-L1A CLASS A2++##      1.69         10/25/2012         1,920,000
                                                                                                                --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 0.21%
    500,000  HEWLETT-PACKARD CORPORATION                                             2.95         08/15/2012           517,455
                                                                                                                --------------
INSURANCE CARRIERS: 0.80%
  2,000,000  METROPOLITAN LIFE GLOBAL FUNDING I+/-++                                 0.51         03/15/2012         1,975,194
                                                                                                                --------------
MISCELLANEOUS RETAIL: 0.81%
  2,000,000  CVS CAREMARK CORPORATION+/-                                             0.55         06/01/2010         2,000,000
                                                                                                                --------------
OIL & GAS EXTRACTION: 0.70%
  1,700,000  DUKE ENERGY FIELD SERVICES LLC                                          7.88         08/16/2010         1,721,991
                                                                                                                --------------
PHARMACEUTICALS: 0.43%
  1,000,000  PFIZER INCORPORATED                                                     4.45         03/15/2012         1,055,267
                                                                                                                --------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 1.01%
  2,500,000  PROLOGIS TRUST                                                          5.25         11/15/2010         2,504,313
                                                                                                                --------------
TELECOMMUNICATIONS: 0.52%
  1,250,000  CELLCO PARTNERSHIP                                                      3.75         05/20/2011         1,280,683
                                                                                                                --------------
TOTAL CORPORATE BONDS & NOTES (COST $23,113,246)                                                                    23,298,555
                                                                                                                --------------
LOAN PARTICIPATION: 0.31%
    620,361  UNITED STATES DEPARTMENT OF AGRICULTURE LOAN+/-                         0.98         06/25/2016           595,794
    168,342  UNITED STATES DEPARTMENT OF AGRICULTURE LOAN                            5.37         09/08/2019           161,945
TOTAL LOAN PARTICIPATION (COST $786,730)                                                                               757,739
                                                                                                                --------------

                   114 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2010

STABLE INCOME PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
MUNICIPAL BONDS & NOTES: 4.14%
$   470,000  AURORA IL (PROPERTY TAX REVENUE, NATL-RE INSURED)                       5.60%        01/01/2012    $      499,234
  1,262,250  BRAZOS HIGHER EDUCATION AUTHORITY INCORPORATED SERIES 2005-1
                CLASS 1A2 (STUDENT LOAN REVENUE)                                     0.36         12/26/2018         1,248,214
  1,000,000  IRVINE RANCH CA WATER DISTRICT JOINT POWERS AGENCY (WATER REVENUE)      1.78         09/15/2012         1,010,460
  1,605,000  MISSISSIPPI DEVELOPMENT BANK SPECIAL OBLIGATION (OTHER REVENUE,
                AMBAC INSURED)                                                       5.24         07/01/2011         1,625,945
  3,000,000  OREGON SCHOOL BOARD ASSOCIATION TAXABLE PENSION DEFERRED INTEREST
                SERIES A (PROPERTY TAX REVENUE, FGIC INSURED)##                      4.28         06/30/2010         2,989,530
  2,840,000  SOUTH CAROLINA HOUSING FINANCE & DEVELOPMENT AUTHORITY MORTGAGE
                REVENUE TAXABLE SERIES C-3
                (HOUSING REVENUE, FIRST SECURITY BANK LOC)                           5.50         07/01/2026         2,867,348
TOTAL MUNICIPAL BONDS & NOTES (COST $10,176,523)                                                                    10,240,731
                                                                                                                --------------
SHORT-TERM INVESTMENTS: 9.23%
CORPORATE BONDS & NOTES: 0.29%
    332,575  GRYPHON FUNDING LIMITED(a)(i)(v)                                        0.00         08/05/2010           135,790
  1,053,073  VFNC CORPORATION+/-++(a)(i)(v)                                          0.35         09/30/2010           589,721
                                                                                                                       725,511
                                                                                                                ---------------

   SHARES                                                                           YIELD
-----------                                                                     -------------
INVESTMENT COMPANIES: 8.94%
 21,339,111  WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)~                         0.17                           21,339,111
    756,000  WELLS FARGO SECURITIES LENDING CASH INVESTMENTS LLC(l)(v)(u)            0.30                              756,000
                                                                                                                    22,095,111
                                                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS (COST $22,639,594)                                                                     22,820,622
                                                                                                                --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $264,884,726)*                                                    100.19%                                    247,632,779
OTHER ASSETS AND LIABILITIES, NET                                        (0.19)                                       (464,055)
                                                                        ------                                  --------------
TOTAL NET ASSETS                                                        100.00%                                 $  247,168,724
                                                                        ------                                  --------------

----------
+/-  Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(l)  Investment in an affiliate.

<<   All or a portion of this security is on loan.

##   Zero coupon security. Rate represents yield to maturity.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security (unaudited).

(v) Security represents investment of cash collateral received from securities on loan.

(u)  Rate shown is the 7-day annualized yield at period end.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

* Cost for federal income tax purposes is $265,245,251 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $  3,919,948
Gross unrealized depreciation    (21,532,420)
                                ------------
Net unrealized depreciation     $(17,612,472)

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 115


Portfolio of Investments--May 31, 2010

TOTAL RETURN BOND PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
AGENCY SECURITIES: 30.30%
FEDERAL HOME LOAN MORTGAGE CORPORATION: 4.59%
$13,863,000  FHLMC                                                                   1.13%        07/27/2012    $   13,874,492
 11,300,000  FHLMC%%                                                                 5.00         06/01/2040        11,829,688
    952,824  FHLMC #1B3430+/-                                                        6.14         06/01/2037         1,024,726
     91,490  FHLMC #1B7562+/-                                                        5.85         11/01/2037            98,007
  1,855,850  FHLMC #1G0784+/-                                                        5.69         03/01/2036         1,980,214
    645,159  FHLMC #1G1614+/-                                                        5.90         03/01/2037           693,241
  1,509,228  FHLMC #1G1873+/-                                                        5.72         03/01/2036         1,612,632
  1,544,003  FHLMC #1J1920+/-                                                        5.64         10/01/2038         1,642,130
     25,483  FHLMC #1Q0292+/-                                                        5.89         07/01/2037            27,433
  2,312,144  FHLMC #1Q0794+/-                                                        5.79         11/01/2038         2,479,183
  1,078,080  FHLMC #847703+/-                                                        5.95         01/01/2037         1,155,365
  1,093,355  FHLMC #A78331                                                           6.00         03/01/2034         1,195,259
  5,677,401  FHLMC #A79090                                                           6.50         07/01/2034         6,280,404
  1,137,757  FHLMC #B15688                                                           5.50         07/01/2019         1,230,567
  1,068,156  FHLMC #E01279                                                           5.50         01/01/2018         1,150,919
  3,066,949  FHLMC #E01497                                                           5.50         11/01/2018         3,311,654
  1,789,509  FHLMC #E01539                                                           5.50         12/01/2018         1,932,286
  1,000,629  FHLMC #E01655                                                           5.50         06/01/2019         1,081,137
 17,212,755  FHLMC #G01938                                                           5.50         09/01/2035        18,402,855
 12,470,840  FHLMC #G03526                                                           5.50         06/01/2036        13,333,082
     58,371  FHLMC #G04794                                                           5.50         01/01/2036            62,406
  1,234,169  FHLMC #G11594                                                           5.50         08/01/2019         1,336,386
     35,292  FHLMC #G11653                                                           5.50         12/01/2019            38,215
  1,229,276  FHLMC #G11767                                                           5.50         08/01/2020         1,331,088
  2,118,995  FHLMC #G11944                                                           5.50         07/01/2020         2,291,848
 12,382,655  FHLMC #G12687                                                           6.00         05/01/2022        13,386,424
  2,276,230  FHLMC #G12827                                                           5.50         02/01/2021         2,461,909
  1,794,350  FHLMC #G12888                                                           5.50         07/01/2018         1,940,720
  7,852,737  FHLMC #G13731                                                           5.50         11/01/2021         8,503,123
  1,200,214  FHLMC #G18003                                                           5.50         07/01/2019         1,298,119
    944,960  FHLMC #J02372                                                           5.50         05/01/2020         1,023,225
    873,324  FHLMC #J02373                                                           5.50         05/01/2020           945,656
  1,186,052  FHLMC #J02376                                                           6.00         05/01/2020         1,283,679
                                                                                                                   120,238,072
                                                                                                                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 23.24%
 16,227,000  FNMA%%                                                                  4.50         06/01/2025        16,974,967
 15,600,000  FNMA%%                                                                  5.50         06/01/2025        16,750,500
 28,000,000  FNMA%%                                                                  4.50         06/01/2040        28,568,736
  1,100,000  FNMA%%                                                                  5.50         06/01/2040         1,173,391
 24,300,000  FNMA%%                                                                  6.00         06/01/2040        26,171,853
112,200,000  FNMA%%                                                                  4.50         07/01/2040       114,058,256
 54,620,000  FNMA%%                                                                  5.00         07/01/2040        56,949,871
 26,600,000  FNMA%%                                                                  5.50         07/01/2040        28,274,975
 29,000,000  FNMA%%                                                                  5.00         08/01/2040        30,128,274
  1,927,247  FNMA #190129                                                            6.00         11/01/2023         2,084,264
  2,291,497  FNMA #190338                                                            5.50         07/01/2033         2,456,903
  3,630,296  FNMA #310017                                                            7.00         06/01/2035         4,071,406
  3,406,104  FNMA #462361+/-                                                         6.33         07/01/2037         3,646,473
  5,103,995  FNMA #462404+/-                                                         6.27         09/01/2037         5,439,984
  2,844,583  FNMA #725162                                                            6.00         02/01/2034         3,118,152
 11,388,256  FNMA #725228                                                            6.00         03/01/2034        12,483,486
 10,183,405  FNMA #725423                                                            5.50         05/01/2034        10,918,468
  4,766,386  FNMA #725424                                                            5.50         04/01/2034         5,110,436

                  116 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2010

TOTAL RETURN BOND PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (continued)
$    26,819  FNMA #725690                                                            6.00%        08/01/2034    $       29,264
  3,987,442  FNMA #725773                                                            5.50         09/01/2034         4,271,528
 12,474,266  FNMA #735503                                                            6.00         04/01/2035        13,673,939
    752,350  FNMA #735504                                                            6.00         04/01/2035           825,646
     38,915  FNMA #745878                                                            5.50         10/01/2036            41,165
  1,710,298  FNMA #838303+/-                                                         5.96         07/01/2037         1,838,556
  6,617,054  FNMA #878099                                                            6.00         04/01/2036         7,154,172
  2,306,426  FNMA #888560                                                            6.00         11/01/2035         2,528,239
  2,132,497  FNMA #888635                                                            5.50         09/01/2036         2,286,426
  3,008,020  FNMA #888941+/-                                                         5.96         10/01/2037         3,236,099
  3,238,595  FNMA #889183                                                            5.50         09/01/2021         3,495,692
  5,079,147  FNMA #889213                                                            5.50         10/01/2020         5,492,674
 10,602,438  FNMA #889318                                                            5.50         07/01/2020        11,444,117
  4,933,872  FNMA #889568                                                            5.50         03/01/2020         5,325,549
  1,044,140  FNMA #893916+/-                                                         6.26         10/01/2036         1,119,868
    898,472  FNMA #905629+/-                                                         6.04         12/01/2036           963,858
  3,303,633  FNMA #906326+/-                                                         5.56         01/01/2037         3,487,697
  1,311,834  FNMA #906403+/-                                                         5.93         01/01/2037         1,405,987
  2,206,172  FNMA #906404+/-                                                         5.90         01/01/2037         2,367,363
  1,154,566  FNMA #909569+/-                                                         5.86         02/01/2037         1,238,383
  1,523,225  FNMA #909707+/-                                                         5.80         02/01/2037         1,625,113
  3,073,246  FNMA #909946+/-                                                         5.72         03/01/2037         3,279,305
  1,204,760  FNMA #910291+/-                                                         5.83         03/01/2037         1,284,280
  1,555,219  FNMA #910293+/-                                                         5.91         03/01/2037         1,669,621
  2,767,448  FNMA #914396+/-                                                         5.78         03/01/2037         2,954,149
  3,033,701  FNMA #914526+/-                                                         5.86         04/01/2037         3,237,600
  2,247,898  FNMA #914783+/-                                                         5.80         04/01/2037         2,396,745
  1,557,185  FNMA #914819+/-                                                         5.91         04/01/2037         1,673,495
  1,161,314  FNMA #918198+/-                                                         5.75         05/01/2037         1,240,498
    635,061  FNMA #919577                                                            5.50         06/01/2037           671,776
 10,908,917  FNMA #931676                                                            5.50         01/01/2019        11,797,085
  2,000,000  FNMA #933514                                                            5.50         02/01/2038         2,133,940
    830,447  FNMA #933716                                                            5.50         03/01/2038           878,457
  2,893,035  FNMA #938185+/-                                                         5.90         07/01/2037         3,111,358
  2,535,163  FNMA #938229+/-                                                         5.87         07/01/2037         2,710,509
    971,243  FNMA #941143+/-                                                         6.02         10/01/2037         1,043,791
  2,242,738  FNMA #942257+/-                                                         5.90         07/01/2037         2,411,703
    579,269  FNMA #945646+/-                                                         6.08         09/01/2037           623,107
  2,523,657  FNMA #947380+/-                                                         5.89         10/01/2037         2,710,889
  1,629,120  FNMA #947424+/-                                                         5.70         10/01/2037         1,739,211
  4,332,374  FNMA #950724+/-                                                         5.93         10/01/2037         4,642,543
  1,442,566  FNMA #952835+/-                                                         5.90         09/01/2037         1,557,732
  1,353,998  FNMA #959331+/-                                                         6.00         11/01/2037         1,454,274
  2,470,361  FNMA #959380+/-                                                         5.80         11/01/2037         2,635,676
    499,950  FNMA #960550                                                            5.50         01/01/2038           528,854
  1,000,001  FNMA #964359                                                            5.50         07/01/2038         1,057,813
    499,951  FNMA #981602                                                            5.50         06/01/2038           528,854
 34,659,004  FNMA #983499                                                            5.50         07/01/2035        37,160,778
     83,777  FNMA #988161                                                            5.50         11/01/2038            88,620
    326,023  FNMA #988731                                                            5.50         10/01/2038           344,872
    400,000  FNMA #991051                                                            5.50         10/01/2038           426,788
 30,854,061  FNMA #995182                                                            5.50         06/01/2020        33,366,095
    466,873  FNMA #995233                                                            5.50         10/01/2021           505,176
  5,264,100  FNMA #995485                                                            6.00         04/01/2035         5,776,938
  3,349,732  FNMA #995508                                                            6.00         12/01/2035         3,671,881

                  Wells Fargo Advantage Master Portfolios 117


Portfolio of Investments--May 31, 2010

TOTAL RETURN BOND PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (continued)
$ 4,144,860  FNMA #AD0086+/-                                                         5.61%        02/01/2039    $    4,421,657
  3,475,276  FNMA #AD0212                                                            5.50         04/01/2021         3,758,221
  6,393,927  FNMA #AD0531                                                            5.50         11/01/2023         6,914,499
  7,834,675  FNMA #AD0584                                                            7.00         01/01/2039         8,616,023
  1,610,890  FNMA #AE0029                                                            5.50         04/01/2040         1,704,019
                                                                                                                   608,960,562
                                                                                                                --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 2.02%
 43,200,000  GNMA%%                                                                  4.50         06/01/2040        44,226,000
  7,985,201  GNMA #782044                                                            6.50         12/15/2032         8,825,478
                                                                                                                    53,051,478
                                                                                                                --------------
TENNESSEE VALLEY AUTHORITY: 0.45%
 11,395,000  TENNESSEE VALLEY AUTHORITY                                              5.25         09/15/2039        11,908,892
                                                                                                                --------------
TOTAL AGENCY SECURITIES (COST $781,596,033)                                                                        794,159,004
                                                                                                                --------------
ASSET BACKED SECURITIES: 8.18%
 10,128,000  ALLY MASTER OWNER TRUST SERIES 2010-3 CLASS A++                         2.88         04/15/2015        10,167,351
  7,566,000  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST SERIES 2010-1
             CLASS A+/-                                                              0.53         11/16/2015         7,542,495
 44,482,000  BANK OF AMERICA CREDIT CARD TRUST SERIES 2008-A1 CLASS A1+/-            0.92         04/15/2013        44,567,454
  3,782,000  BANK OF AMERICA CREDIT CARD TRUST SERIES 2010-A1 CLASS A1+/-            0.64         09/15/2015         3,743,940
  4,188,000  CAPITAL ONE MULTI-ASSET EXECUTION TRUST SERIES 2008-A5 CLASS A5         4.85         02/18/2014         4,328,337
  3,899,000  CHASE ISSUANCE TRUST SERIES 2009-A2 CLASS A2+/-                         1.89         04/15/2014         3,991,826
  5,420,000  CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2009-A1 CLASS A1+/-          2.09         03/17/2014         5,566,538
    765,388  CITIGROUP MORTGAGE LOAN TRUST INCORPORATED SERIES 2007-AHL1
             CLASS A2A+/-                                                            0.38         12/25/2036           712,024
  4,355,000  DISCOVER CARD MASTER TRUST SERIES 2009-A1 CLASS A1+/-                   1.64         12/15/2014         4,395,434
  7,716,000  DISCOVER CARD MASTER TRUST SERIES 2009-A2 CLASS A+/-                    1.64         02/17/2015         7,888,662
  1,455,000  FORD CREDIT AUTO OWNER TRUST SERIES 2007-A CLASS A4A                    5.47         06/15/2012         1,503,441
  5,335,000  FORD CREDIT FLOORPLAN MASTER OWNER TRUST SERIES 2010-3 CLASS A1++       4.20         02/15/2017         5,521,419
    274,000  HARLEY DAVIDSON MOTORCYCLE TRUST SERIES 2009-1 CLASS A4                 4.55         01/15/2017           289,630
  1,905,000  HARLEY DAVIDSON MOTORCYCLE TRUST SERIES 2009-4 CLASS A4                 2.40         07/15/2014         1,917,409
  6,628,000  HUNTINGTON AUTO TRUST SERIES 2009-1A CLASS A4++                         5.73         01/15/2014         7,104,806
    355,540  MORGAN STANLEY ABS CAPITAL I SERIES 2007-HE2 CLASS A2A+/-               0.38         01/25/2037           345,426
    298,052  MORGAN STANLEY HOME EQUITY LOANS SERIES 2007-1 CLASS A1+/-              0.39         12/25/2036           287,413
    648,236  MORGAN STANLEY MORTGAGE LOAN TRUST SERIES 2007-6XS CLASS 2A1S+/-        0.45         02/25/2047           503,571
 14,836,150  NELNET STUDENT LOAN TRUST SERIES 2008-3 CLASS A4+/-                     2.15         11/25/2024        15,371,742
 10,474,000  NISSAN AUTO RECEIVABLES OWNER TRUST SERIES 2009-1CLASS A3               5.00         09/15/2014        10,843,958
  4,246,000  NORDSTROM CREDIT CARD MASTER TRUST SERIES 2007-2 CLASS A+/-++           0.40         05/15/2015         4,163,655
  4,417,169  SLM STUDENT LOAN TRUST SERIES 2005-9 CLASS A4+/-                        0.42         01/25/2023         4,398,278
 21,829,000  SLM STUDENT LOAN TRUST SERIES 2008-1 CLASS A4A+/-                       1.86         12/15/2032        22,669,076
  3,207,000  SLM STUDENT LOAN TRUST SERIES 2008-4 CLASS A4+/-                        1.97         07/25/2022         3,364,780
 16,460,000  SLM STUDENT LOAN TRUST SERIES 2008-5 CLASS A4+/-                        2.02         07/25/2023        17,353,734
 24,665,132  SLM STUDENT LOAN TRUST SERIES 2010-1 CLASS A+/-                         0.74         03/25/2025        24,644,960
  1,340,000  SWIFT MASTER AUTO RECEIVABLES TRUST SERIES 2007-1 CLASS A+/-            0.44         06/15/2012         1,339,503
TOTAL ASSET BACKED SECURITIES (COST $213,943,386)                                                                  214,526,862
                                                                                                                --------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 23.69%
  3,083,000  ASSET SECURITIZATION CORPORATION SERIES 1996-D3 CLASS A2                7.56         10/13/2026         3,218,832
  1,301,968  BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED
             SERIES 2000-2 CLASS E                                                   7.63         09/15/2032         1,298,165
  1,345,000  BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED
             SERIES 2002-PB2 CLASS B                                                 6.31         06/11/2035         1,413,682
  1,595,000  BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED
             SERIES 2004-6 CLASS A3                                                  4.51         12/10/2042         1,624,971
  5,375,000  BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED
             SERIES 2005-4 CLASS A5A                                                 4.93         07/10/2045         5,322,259
  5,435,000  BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED
             SERIES 2006-3 CLASS A4                                                  5.89         07/10/2044         5,459,186

                   118 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2010

TOTAL RETURN BOND PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$10,474,000  BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATION SERIES 2006-5
             CLASS A4                                                                5.41%        09/10/2047    $   10,513,521
  1,040,000  BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INCORPORATED
             SERIES 2001-TOP4 CLASS A3                                               5.61         11/15/2033         1,073,323
  2,657,000  BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INCORPORATED
             SERIES 2002-PBW1 CLASS A2                                               4.72         11/11/2035         2,766,784
    800,273  BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INCORPORATED
             SERIES 2003-T12 CLASS A3                                                4.24         08/13/2039           820,397
  1,554,000  BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INCORPORATED
             SERIES 2004-PWR4 CLASS A3                                               5.47         06/11/2041         1,631,804
  3,860,000  BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INCORPORATED
             SERIES 2005-PW10 CLASS A4                                               5.41         12/11/2040         3,963,091
  2,324,016  BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INCORPORATION
             SERIES 2005-PWR7 CLASS A                                                4.95         02/11/2041         2,370,525
  8,291,000  COMMERCIAL MORTGAGE ASSET TRUST SERIES 1999-C1 CLASS A4                 6.98         01/17/2032         9,060,695
  2,871,000  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2004-LB2A
             CLASS A4                                                                4.72         03/10/2039         2,935,864
  4,362,000  CREDIT SUISSE COMMERCIAL MORTGAGE TRUST SERIES 2007-C5
             CLASS A3+/-                                                             5.69         09/15/2040         4,328,771
    907,000  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION
             SERIES 2002-CKN2 CLASS A3                                               6.13         04/15/2037           959,404
     15,025  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION
             SERIES 2002-CKS4 CLASS A1                                               4.49         11/15/2036            15,170
    403,000  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION
             SERIES 2002-CKS4 CLASS A2                                               5.18         11/15/2036           421,408
  1,473,000  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION
             SERIES 2002-CP5 CLASS A2                                                4.94         12/15/2035         1,543,928
  3,156,000  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION
             SERIES 2003-CPN1 CLASS A2                                               4.60         03/15/2035         3,287,864
    602,844  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION
             SERIES 2005-C1 CLASS A3                                                 4.81         02/15/2038           609,743
 13,322,000  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION
             SERIES 2005-C2 CLASS A4                                                 4.83         04/15/2037        13,237,071
  4,852,214  DEVELOPERS DIVERSIFIED REALTY CORPORATION SERIES 2009-DDR1
             CLASS A++                                                               3.81         10/14/2022         4,997,667
  3,752,000  FHLMC MULTIFAMILY STRUCTURED PASS THROUGH CERTIFICATES
             SERIES K003 CLASS AAB                                                   4.77         05/25/2018         4,032,591
  6,646,000  FHLMC SERIES 2542 CLASS ES                                              5.00         12/15/2017         7,126,709
  3,954,000  FHLMC SERIES 2558 CLASS BD                                              5.00         01/15/2018         4,281,023
  7,318,000  FHLMC SERIES 2590 CLASS BY                                              5.00         03/15/2018         7,922,283
  2,938,089  FHLMC SERIES 2590 CLASS NU                                              5.00         06/15/2017         3,050,411
  3,380,000  FHLMC SERIES 2676 CLASS CY                                              4.00         09/15/2018         3,531,911
  2,148,000  FHLMC SERIES 2690 CLASS TV                                              4.50         11/15/2025         2,279,808
     89,000  FHLMC SERIES 2694 CLASS QG                                              4.50         01/15/2029            93,334
    482,877  FHLMC SERIES 2727 CLASS PW                                              3.57         06/15/2029           492,775
  1,967,000  FHLMC SERIES 2765 CLASS CT                                              4.00         03/15/2019         2,028,949
  3,904,000  FHLMC SERIES 2843 CLASS BC                                              5.00         08/15/2019         4,221,610
  1,296,000  FHLMC SERIES 2875 CLASS HB                                              4.00         10/15/2019         1,329,034
  6,317,000  FHLMC SERIES 2934 CLASS CI                                              5.00         01/15/2034         6,794,810
 11,576,000  FHLMC SERIES 2957 CLASS PT                                              5.50         11/15/2033        12,440,287
  5,972,000  FHLMC SERIES 2982-CL CLASS CI                                           5.50         02/15/2034         6,409,060
    313,000  FHLMC SERIES 3008 CLASS JM                                              4.50         07/15/2025           326,429
  2,780,010  FHLMC SERIES 3028 CLASS PG                                              5.50         09/15/2035         3,047,348
    150,819  FHLMC SERIES 3035 CLASS PA                                              5.50         09/15/2035           165,759
  5,401,635  FHLMC SERIES 3052 CLASS MH                                              5.25         10/15/2034         5,739,238
    264,000  FHLMC SERIES 3234 CLASS MC                                              4.50         10/15/2036           272,916
  3,566,827  FHLMC SERIES 3325 CLASS JL                                              5.50         06/15/2037         3,884,149
  3,041,000  FHLMC SERIES 3372 CLASS BD                                              4.50         10/15/2022         3,210,366
  4,473,877  FHLMC SERIES 3465 CLASS HA                                              4.00         07/15/2017         4,670,518
  1,839,000  FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE SERIES 2001-C4
             CLASS B                                                                 6.42         12/12/2033         1,917,206
  1,583,505  FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE SERIES 2002-C
             CLASS A2                                                                6.14         02/12/2034         1,656,846
 30,329,113  FNMA SERIES 2001-81 CLASS HE                                            6.50         01/25/2032        32,992,388
  3,660,000  FNMA SERIES 2002-94 CLASS HQ                                            4.50         01/25/2018         3,884,260
  2,179,627  FNMA SERIES 2003-108 CLASS BE                                           4.00         11/25/2018         2,271,753
    847,000  FNMA SERIES 2003-125 CLASS AY                                           4.00         12/25/2018           879,021
  4,986,000  FNMA SERIES 2003-3 CLASS HJ                                             5.00         02/25/2018         5,356,944
  1,659,000  FNMA SERIES 2004-3 CLASS HT                                             4.00         02/25/2019         1,714,272
  1,629,792  FNMA SERIES 2004-60 CLASS PA                                            5.50         04/25/2034         1,755,274
  2,291,000  FNMA SERIES 2004-80 CLASS LE                                            4.00         11/25/2019         2,376,015
  1,364,000  FNMA SERIES 2004-81 CLASS KE                                            4.50         11/25/2019         1,445,999
  4,087,000  FNMA SERIES 2005-30 CLASS UE                                            5.00         01/25/2034         4,387,670
  1,374,553  FNMA SERIES 2005-58 CLASS MA                                            5.50         07/25/2035         1,510,366
  6,157,000  FNMA SERIES 2007-113 CLASS DB                                           4.50         12/25/2022         6,488,076
  5,590,662  FNMA SERIES 2007-30 CLASS MA                                            4.25         02/25/2037         5,873,444

                   Wells Fargo Advantage Master Portfolios 119


Portfolio of Investments--May 31, 2010

TOTAL RETURN BOND PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$ 4,744,503  FNMA SERIES 2007-39 CLASS NA                                            4.25%        01/25/2037    $    4,974,855
  2,851,286  FNMA SERIES 2007-74 CLASS A                                             5.00         04/25/2034         2,996,149
  8,159,974  FNMA SERIES 2007-77 CLASS MH                                            6.00         12/25/2036         8,813,901
    857,000  FNMA SERIES 2008-66 CLASS B                                             5.00         08/25/2023           926,771
  4,695,648  FNMA SERIES 2009-71 CLASS JT                                            6.00         06/25/2036         5,104,316
 10,055,858  FNMA SERIES 2009-78 CLASS J                                             5.00         09/25/2019        10,684,349
  6,993,000  FNMA SERIES 2009-M1 CLASS A2                                            4.29         07/25/2019         7,213,691
  6,303,000  FNMA SERIES 2009-M2 CLASS A3                                            4.00         01/25/2019         6,390,186
 16,454,000  FNMA SERIES 2010-54 CLASS EA                                            4.50         06/25/2040        17,581,918
  2,344,000  FNMA SERIES 2010-M1 CLASS A2                                            4.45         09/25/2019         2,392,467
 18,176,000  FNMA SERIES 2010-M3 CLASS A3+/-                                         4.33         03/25/2020        18,403,162
  5,309,000  FNMA SERIES K005 CLASS A2                                               4.32         11/25/2019         5,409,056
  9,494,154  FREDDIE MAC SERIES 3631 CLASS PA                                        4.00         02/15/2040         9,931,485
 18,605,799  FREDDIE MAC SERIES 3652 CLASS AP                                        4.50         03/15/2040        19,799,852
    785,409  GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2001-3 CLASS A1       5.56         06/10/2038           794,847
  4,207,000  GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2002-1A CLASS A3      6.27         12/10/2035         4,438,307
 10,897,000  GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2005-C4 CLASS A4      5.33         11/10/2045        11,364,387
     21,430  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2000-C2
             CLASS A2                                                                7.46         08/16/2033            21,430
    809,000  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2001-C2
             CLASS B                                                                 6.79         04/15/2034           840,840
  4,671,000  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2002-C3
             CLASS A2                                                                4.93         07/10/2039         4,897,385
  1,452,000  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2003-C2
             CLASS A2                                                                5.49         05/10/2040         1,560,083
  1,182,000  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2003-C2
             CLASS D+/-                                                              5.50         05/10/2040         1,207,351
  2,577,000  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2004-C2
             CLASS A4                                                                5.30         08/10/2038         2,620,011
  1,956,000  GNMA SERIES 2006-37 CLASS JG                                            5.00         07/20/2036         2,108,150
  1,348,000  GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES 2005-GG
             CLASS AAB                                                               5.19         04/10/2037         1,417,711
  2,000,000  GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES 2005-GG3
             CLASS A4                                                                4.80         08/10/2042         2,010,753
  8,192,000  GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES 2005-GG5
             CLASS A5                                                                5.22         04/10/2037         8,235,838
  2,430,078  GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES 2006-GG7
             CLASS A4                                                                5.89         07/10/2038         2,465,079
  2,569,000  GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES 2007-GG1
             CLASS A6                                                                5.14         06/10/2036         2,692,755
 11,577,000  GS MORTGAGE SECURITIES CORPORATION II SERIES 2001-GL3A CLASS A2++       6.45         08/05/2018        12,147,288
  3,179,291  GS MORTGAGE SECURITIES CORPORATION II SERIES 2004-C1 CLASS A2           4.32         10/10/2028         3,197,882
  1,537,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
             SERIES 2000-C10 CLASS C                                                 7.64         08/15/2032         1,536,811
  1,036,251  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
             SERIES 2001-C1 CLASS A3                                                 5.86         10/12/2035         1,075,852
  3,889,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
             SERIES 2001-CIB3 CLASS A3                                               6.47         11/15/2035         4,069,839
    859,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
             SERIES 2002-C2 CLASS B+/-                                               5.21         12/12/2034           886,220
  1,334,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
             SERIES 2002-CIB5 CLASS A2                                               5.16         10/12/2037         1,404,087
  4,506,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
             SERIES 2003-CB7 CLASS A4                                                4.88         01/12/2038         4,685,116
  1,040,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
             SERIES 2003-PM1A CLASS A4                                               5.33         08/12/2040         1,106,137
  1,176,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
             SERIES 2004-CB9 CLASS A4                                                5.37         06/12/2041         1,221,964
  8,201,075  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
             SERIES 2005-LDP2 CLASS A3A                                              4.68         07/15/2042         8,414,970
  2,466,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
             SERIES 2006-CB16 CLASS A4                                               5.55         05/12/2045         2,486,871
  6,362,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
             SERIES 2006-LDP9 CLASS A3                                               5.34         05/15/2047         6,114,367
  4,958,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
             SERIES 2007-C1 CLASS A4                                                 5.72         02/15/2051         4,822,168

                   120 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2010

TOTAL RETURN BOND PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

$ 3,930,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
             SERIES 2007-LD12 CLASS A3+/-                                            5.96%        02/15/2051    $    3,959,450
 12,947,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
             SERIES 2007-LDPX CLASS A2S                                              5.31         01/15/2049        12,836,150
    178,183  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
             SERIES 2008-C2 CLASS A1                                                 5.02         02/12/2051           182,939
  8,212,000  JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION
             SERIES 2009-IWST CLASS A2++                                             5.63         12/05/2027         8,744,606
  1,499,000  LB COMMERCIAL CONDUIT MORTGAGE TRUST SERIES 2007-C3 CLASS A3+/-         5.94         07/15/2044         1,528,559
  3,058,000  LB-UBS COMMERCIAL MORTGAGE TRUST SERIES 2004-C2 CLASS A4                4.37         03/15/2036         3,055,292
  1,695,814  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2001-C2
             CLASS A2                                                                6.65         11/15/2027         1,744,085
  6,652,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2002-C2
             CLASS A4                                                                5.59         06/15/2031         7,020,119
  1,333,114  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2002-C4
             CLASS A4                                                                4.56         09/15/2026         1,366,849
  2,763,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2002-C4
             CLASS A5                                                                4.85         09/15/2031         2,884,689
  1,962,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2003-C3
             CLASS A4                                                                4.17         05/15/2032         2,027,741
    939,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2003-C8
             CLASS A4                                                                5.12         11/15/2032           997,211
  1,233,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2004-C7
             CLASS A5                                                                4.63         10/15/2029         1,263,006
  3,253,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2006-C4
             CLASS A2                                                                5.87         06/15/2032         3,335,662
  7,291,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2006-C4
             CLASS A4                                                                5.88         06/15/2038         7,525,198
  2,227,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2006-C6
             CLASS A4                                                                5.37         09/15/2039         2,231,193
    686,000  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2007-C1
             CLASS AAB                                                               5.40         02/15/2040           700,967
 10,583,500  LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2008-C1
             CLASS A2                                                                6.15         04/15/2041        10,841,727
  4,337,000  MERRILL LYNCH MORTGAGE TRUST SERIES 2003-KEY1 CLASS A4                  5.24         11/12/2035         4,557,277
  2,157,000  MERRILL LYNCH MORTGAGE TRUST SERIES 2004-KEY2 CLASS A4                  4.86         08/12/2039         2,197,550
  2,169,000  MERRILL LYNCH MORTGAGE TRUST SERIES 2005-CIP1 CLASS A3A                 4.95         07/12/2038         2,214,453
  3,133,000  MERRILL LYNCH MORTGAGE TRUST SERIES 2005-CIP1 CLASS A4                  5.05         07/12/2038         3,218,704
  4,410,000  MERRILL LYNCH MORTGAGE TRUST SERIES 2007-C1CLASS A3+/-                  5.83         06/12/2050         4,431,306
 12,095,000  MORGAN STANLEY CAPITAL I SERIES 2004-HQ4 CLASS A7                       4.97         04/14/2040        12,142,461
  5,453,000  MORGAN STANLEY CAPITAL I SERIES 2004-IQ7 CLASS A4                       5.40         06/15/2038         5,671,014
  4,698,000  MORGAN STANLEY CAPITAL I SERIES 2004-IQ8 CLASS A4                       4.90         06/15/2040         4,842,265
  2,015,000  MORGAN STANLEY CAPITAL I SERIES 2004-T15 CLASS A4                       5.27         06/13/2041         2,089,420
    328,096  MORGAN STANLEY CAPITAL I SERIES 2005-T17 CLASS A4                       4.52         12/13/2041           335,638
  1,646,000  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2001-TOP3 CLASS B           6.55         07/15/2033         1,718,607
    993,041  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2002-HQ CLASS A3            6.51         04/15/2034         1,038,040
    910,660  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2002-IQ2 CLASS A4           5.74         12/15/2035           954,188
  3,232,000  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2003-HQ2 CLASS A2           4.92         03/12/2035         3,399,887
  4,077,000  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2003-TOP9 CLASS A2          4.74         11/13/2036         4,276,932
  2,979,000  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2004-HQ3 CLASS A4           4.80         01/13/2041         3,070,289
    962,773  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2004-T15 CLASS A2           4.69         06/13/2041           967,666
  5,259,100  MORGAN STANLEY DEAN WITTER CAPITAL I SERIES 2005-HQ5 CLASS AAB          5.04         01/14/2042         5,484,336
  1,019,589  NOMURA ASSET SECURITIES CORPORATION SERIES 1998-D6 CLASS A2+/-          7.07         03/15/2030         1,142,739
  1,726,000  PRUDENTIAL MORTGAGE CAPITAL FUNDING LLC SERIES 2001-ROCK CLASS B        6.76         05/10/2034         1,795,521
  2,419,000  SALOMON BROTHERS MORTGAGE SECURITIES INCORPORATED VII
             SERIES 2000-C2 CLASS C                                                  7.73         07/18/2033         2,412,373
  1,700,790  SALOMON BROTHERS MORTGAGE SECURITIES INCORPORATED VII
             SERIES 2002-KEY2 CLASS A2                                               4.47         03/18/2036         1,751,195
  2,848,075  SEQUOIA MORTGAGE TRUST SERIES 2010-H1 CLASS A1+/-                       3.75         02/25/2040         2,877,161
    100,225  STRUCTURED ASSET SECURITIES CORPORATION SERIES 1998-2 CLASS A+/-        0.86         02/25/2028            93,453
  4,039,588  US BANK NA SERIES 2007-1 CLASS A                                        5.92         05/25/2012         4,234,538
  2,686,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2002-C1 CLASS A4         6.29         04/15/2034         2,845,391
    364,891  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2003-C7 CLASS A1++       4.24         10/15/2035           368,335
  1,678,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2003-C8 CLASS A3         4.45         11/15/2035         1,710,166
  1,546,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2004-C11 CLASS A4        5.03         01/15/2041         1,566,064
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $604,424,855)                                                      620,854,046
                                                                                                                --------------

                   Wells Fargo Advantage Master Portfolios 121


Portfolio of Investments--May 31, 2010

TOTAL RETURN BOND PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
CORPORATE BONDS & NOTES: 15.37%
BEVERAGES: 0.51%
$ 8,095,000  ANHEUSER-BUSCH INBEV WORLDWIDE INCORPORATED                             4.13%        01/15/2015    $    8,353,716
    105,000  ANHEUSER-BUSCH INBEV WORLDWIDE INCORPORATED++                           4.13         01/15/2015           107,520
  2,190,000  ANHEUSER-BUSCH INBEV WORLDWIDE INCORPORATED                             5.38         01/15/2020         2,284,091
  2,505,000  PEPSICO INCORPORATED                                                    5.50         01/15/2040         2,576,873
                                                                                                                    13,322,200
                                                                                                                --------------
BUSINESS SERVICES: 0.20%
   1,405,000  ADOBE SYSTEMS INCORPORATED                                             3.25         02/01/2015         1,428,102
   3,725,000  ADOBE SYSTEMS INCORPORATED                                             4.75         02/01/2020         3,739,107
                                                                                                                     5,167,209
                                                                                                                --------------
CHEMICALS & ALLIED PRODUCTS: 1.13%
  1,690,000  AMGEN INCORPORATED                                                      5.75         03/15/2040         1,746,331
  5,175,000  DOW CHEMICAL COMPANY                                                    4.85         08/15/2012         5,437,657
  3,180,000  DOW CHEMICAL COMPANY                                                    5.90         02/15/2015         3,426,447
  6,645,000  DOW CHEMICAL COMPANY                                                    8.55         05/15/2019         7,881,017
  3,655,000  LIFE TECHNOLOGIES CORPORATION                                           4.40         03/01/2015         3,776,423
  4,384,000  LIFE TECHNOLOGIES CORPORATION                                           6.00         03/01/2020         4,642,069
  2,375,000  PFIZER INCORPORATED                                                     5.35         03/15/2015         2,658,943
                                                                                                                    29,568,887
                                                                                                                --------------
COMMUNICATIONS: 0.77%
  5,086,000  COMCAST CORPORATION                                                     8.38         03/15/2013         5,892,894
  4,553,000  COMCAST CORPORATION                                                     5.15         03/01/2020         4,681,595
  2,945,000  COMCAST CORPORATION                                                     6.40         03/01/2040         3,097,854
  2,465,000  FRONTIER COMMUNICATIONS                                                 8.13         10/01/2018         2,415,700
  3,911,000  QWEST CORPORATION                                                       7.50         10/01/2014         4,116,328
                                                                                                                    20,204,371
                                                                                                                --------------
DEPOSITORY INSTITUTIONS: 3.04%
  4,860,000  BANK OF AMERICA CORPORATION                                             7.38         05/15/2014         5,366,261
  4,420,000  BANK OF AMERICA CORPORATION                                             4.50         04/01/2015         4,393,228
  3,315,000  BANK OF AMERICA CORPORATION                                             6.00         09/01/2017         3,396,045
  1,445,000  BANK OF AMERICA CORPORATION                                             5.75         12/01/2017         1,463,362
  4,120,000  CAPITAL ONE BANK USA NA                                                 8.80         07/15/2019         4,913,347
 12,100,000  CIE DE FINANCEMENT FONCIER++                                            2.13         04/22/2013        12,151,582
  3,255,000  CITIGROUP INCORPORATED                                                  6.38         08/12/2014         3,439,441
  3,800,000  CITIGROUP INCORPORATED                                                  4.75         05/19/2015         3,753,112
  1,844,000  CITIGROUP INCORPORATED                                                  6.13         05/15/2018         1,886,119
  6,695,000  CITIGROUP INCORPORATED                                                  8.50         05/22/2019         7,844,444
  4,090,000  GOLDMAN SACHS GROUP INCORPORATED                                        6.00         06/15/2020         4,135,477
 16,695,000  INTERNATIONAL BANK FOR RECONSTRUCTION AND DEVELOPMENT                   2.38         05/26/2015        16,700,994
  4,805,000  ITAU UNIBANCO HOLDING SA++                                              6.20         04/15/2020         4,814,038
  2,220,000  JPMORGAN CHASE & COMPANY                                                4.95         03/25/2020         2,220,140
  3,190,000  STANDARD CHARTERED PLC++                                                3.85         04/27/2015         3,113,861
                                                                                                                    79,591,451
                                                                                                                --------------
ELECTRIC UTILITIES: 0.33%
  1,610,000  FIRSTENERGY SOLUTIONS COMPANY                                           4.80         02/15/2015         1,661,394
  5,790,000  FIRSTENERGY SOLUTIONS COMPANY                                           6.05         08/15/2021         5,741,601
  1,385,000  FIRSTENERGY SOLUTIONS COMPANY                                           6.80         08/15/2039         1,330,298
                                                                                                                     8,733,293
                                                                                                                --------------

                   122 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2010

TOTAL RETURN BOND PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
ELECTRIC, GAS & SANITARY SERVICES: 1.22%
$ 6,640,000  DOMINION RESOURCES INCORPORATED PUTTABLESS<<                            8.88%        01/15/2019    $    8,501,876
  5,830,000  DPL INCORPORATED                                                        6.88         09/01/2011         6,195,331
  4,335,000  DUKE ENERGY CORPORATION                                                 6.30         02/01/2014         4,864,733
  8,670,000  NEVADA POWER COMPANY SERIES A                                           8.25         06/01/2011         9,222,357
  2,995,000  PROGRESS ENERGY INCORPORATED                                            6.85         04/15/2012         3,262,121
                                                                                                                    32,046,418
                                                                                                                --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 0.43%
  6,605,000  CISCO SYSTEMS INCORPORATED                                              4.45         01/15/2020         6,781,644
  3,030,000  CISCO SYSTEMS INCORPORATED                                              5.50         01/15/2040         3,038,626
  1,385,000  EXELON GENERATION COMPANY LLC                                           6.25         10/01/2039         1,418,430
                                                                                                                    11,238,700
                                                                                                                --------------
FINANCIAL SERVICES: 0.38%
  2,810,000  BEAR STEARNS COMPANIES LLC                                              5.70         11/15/2014         3,070,554
  3,725,000  NEW COMMUNICATIONS HOLDINGS++                                           8.25         04/15/2017         3,687,750
  3,240,000  NEW COMMUNICATIONS HOLDINGS++                                           8.50         04/15/2020         3,191,400
                                                                                                                     9,949,704
                                                                                                                --------------
FOOD & KINDRED PRODUCTS: 0.32%
  4,665,000  KRAFT FOODS INCORPORATED CLASS A                                        5.38         02/10/2020         4,844,845
  3,240,000  KRAFT FOODS INCORPORATED CLASS A                                        6.50         02/09/2040         3,439,539
                                                                                                                     8,284,384
                                                                                                                --------------
GENERAL MERCHANDISE STORES: 0.12%
  3,105,000  WAL-MART STORES INCORPORATED                                            5.63         04/01/2040         3,236,047
                                                                                                                --------------
HEALTHCARE: 0.19%
  4,919,000  COVENTRY HEALTH CARE INCORPORATED                                       5.95         03/15/2017         4,857,714
                                                                                                                --------------
HOLDING & OTHER INVESTMENT OFFICES: 0.36%
  1,420,000  HCP INCORPORATED SERIES MTN                                             6.30         09/15/2016         1,489,604
  1,645,000  HCP INCORPORATED SERIES MTN                                             6.70         01/30/2018         1,720,229
  4,980,000  HEALTH CARE PROPERTY INVESTORS INCORPORATED                             5.65         12/15/2013         5,233,238
  1,015,000  HEALTH CARE PROPERTY INVESTORS INCORPORATED                             6.00         01/30/2017         1,041,400
                                                                                                                     9,484,471
                                                                                                                --------------
INSURANCE CARRIERS: 0.52%
  5,400,000  HARTFORD FINANCIAL SERVICES GROUP                                       5.50         03/30/2020         5,134,088
  3,235,000  LIBERTY MUTUAL GROUP++(i)                                               7.50         08/15/2036         2,969,248
  5,170,000  UNITEDHEALTH GROUP INCORPORATED                                         6.88         02/15/2038         5,650,350
                                                                                                                    13,753,686
                                                                                                                --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
   OPTICAL GOODS: 0.11%
  2,750,000  CAREFUSION CORPORATION                                                  4.13         08/01/2012         2,866,936
                                                                                                                --------------
METAL MINING: 0.17%
  4,526,000  SOUTHERN COPPER CORPORATION                                             6.75         04/16/2040         4,493,313
                                                                                                                --------------
MOTION PICTURES: 0.16%
  2,450,000  DISCOVERY COMMUNICATIONS LLC                                            5.05         06/01/2020         2,448,104
  1,675,000  DISCOVERY COMMUNICATIONS LLC                                            6.35         06/01/2040         1,686,234
                                                                                                                     4,134,338
                                                                                                                --------------

                   Wells Fargo Advantage Master Portfolios 123


Portfolio of Investments--May 31, 2010

TOTAL RETURN BOND PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 1.18%
$ 4,060,000  AMERICAN EXPRESS COMPANY                                                7.25%        05/20/2014    $    4,606,318
  9,195,000  CITIGROUP INCORPORATED                                                  1.88         10/22/2012         9,315,022
  4,310,000  CREDIT SUISSE NEW YORK                                                  6.00         02/15/2018         4,399,161
  5,740,000  JPMORGAN CHASE BANK NATIONAL SERIES BKNT                                6.00         10/01/2017         6,131,858
  4,815,000  JPMORGAN CHASE CAPITAL XXV                                              6.80         10/01/2037         4,656,885
  1,865,000  PRIVATE EXPORT FUNDING CORPORATION                                      3.05         10/15/2014         1,927,660
                                                                                                                    31,036,904
                                                                                                                --------------
OIL & GAS EXTRACTION: 0.44%
  3,580,000  ANADARKO PETROLEUM CORPORATION                                          6.45         09/15/2036         3,389,437
  5,144,000  VALERO ENERGY CORPORATION                                               9.38         03/15/2019         6,091,530
  1,655,000  XTO ENERGY INCORPORATED                                                 6.75         08/01/2037         1,965,931
                                                                                                                    11,446,898
                                                                                                                --------------
PIPELINES: 0.88%
  1,925,000  ENERGY TRANSFER PARTNERS LP                                             8.50         04/15/2014         2,246,571
  4,735,000  ENERGY TRANSFER PARTNERS LP                                             9.00         04/15/2019         5,575,178
  3,800,000  KINDER MORGAN ENERGY PARTNERS LP                                        6.55         09/15/2040         3,741,320
  8,095,000  ROCKIES EXPRESS PIPELINE++                                              3.90         04/15/2015         7,963,999
  3,570,000  ROCKIES EXPRESS PIPELINE++                                              5.63         04/15/2020         3,523,012
                                                                                                                    23,050,080
                                                                                                                --------------
RAILROAD TRANSPORTATION: 0.15%
  3,800,000  BURLINGTON NORTHERN SANTA FE LLC                                        5.75         05/01/2040         3,816,237
                                                                                                                --------------
REAL ESTATE: 0.23%
  3,580,000  WEA FINANCE LLC++                                                       7.50         06/02/2014         4,064,671
  1,655,000  WEA FINANCE LLC++                                                       7.13         04/15/2018         1,835,534
                                                                                                                     5,900,205
                                                                                                                --------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 0.39%
  2,320,000  KILROY REALTY LP++                                                      6.63         06/01/2020         2,315,706
  1,845,000  MACK-CALI REALTY CORPORATION                                            7.75         08/15/2019         2,134,143
  5,725,000  RECKSON OPERATING PARTNERSHIP++                                         7.75         03/15/2020         5,876,598
                                                                                                                    10,326,447
                                                                                                                --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.21%
  2,925,000  BEAR STEARNS COMPANIES INCORPORATED SERIES MTN                          6.95         08/10/2012         3,212,378
    926,000  GOLDMAN SACHS CAPITAL II                                                5.79         12/29/2049           708,390
  2,067,000  GOLDMAN SACHS GROUP INCORPORATED                                        6.75         10/01/2037         1,935,245
  7,592,000  LAZARD GROUP LLC                                                        7.13         05/15/2015         8,039,328
  7,032,000  LAZARD GROUP LLC                                                        6.85         06/15/2017         7,241,392
  8,525,000  MORGAN STANLEY                                                          5.50         01/26/2020         8,072,237
  2,510,000  MORGAN STANLEY SERIES MTN                                               5.95         12/28/2017         2,502,304
                                                                                                                    31,711,274
                                                                                                                --------------
TELECOMMUNICATIONS: 0.57%
  3,715,000  AMERICA MOVIL SAB DE CV++                                               6.13         03/30/2040         3,571,716
  2,675,000  CELLCO PARTNERSHIP / VERIZON WIRELESS CAPITAL LLC                       8.50         11/15/2018         3,344,582
  8,455,000  TELEFONICA EMISIONES SAU                                                5.13         04/27/2020         8,156,319
                                                                                                                    15,072,617
                                                                                                                --------------

                   124 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2010

TOTAL RETURN BOND PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
TOBACCO PRODUCTS: 0.36%
$ 6,210,000  ALTRIA GROUP INCORPORATED                                               9.70%        11/10/2018    $    7,529,507
  1,540,000  ALTRIA GROUP INCORPORATED                                              10.20         02/06/2039         1,988,956
                                                                                                                     9,518,463
                                                                                                                --------------
TOTAL CORPORATE BONDS & NOTES (COST $393,881,687)                                                                  402,812,247
                                                                                                                --------------
YANKEE CORPORATE BONDS: 7.38%
 12,540,000  ACHMEA HYPOTHEEKBANK NV++                                               3.20         11/03/2014        12,709,277
  4,306,000  AMERICA MOVIL SAB DE CV++                                               5.00         10/16/2019         4,304,786
  6,285,000  BANCO MACRO SA++                                                        5.50         07/12/2020         6,096,450
  1,915,000  BARCLAYS BANK PLC SERIES 1                                              5.00         09/22/2016         1,892,102
  3,475,000  BRITISH SKY BROADCASTING GROUP PLC++                                    9.50         11/15/2018         4,463,290
  1,870,000  BRITISH TELECOM PLC                                                     9.63         12/15/2030         2,336,810
  4,500,000  COMMONWEALTH BANK OF AUSTRALIA++                                        3.75         10/15/2014         4,585,995
  4,525,000  COMMONWEALTH BANK OF AUSTRALIA++                                        5.00         10/15/2019         4,587,938
  3,980,000  COMMONWEALTH BANK OF AUSTRALIA++                                        5.00         03/19/2020         3,963,559
  3,790,000  CREDIT SUISSE AG                                                        5.40         01/14/2020         3,705,320
  2,000,000  ENEL FINANCE INTERNATIONAL SA++                                         6.00         10/07/2039         1,864,060
  2,765,000  EXPORT-IMPORT BANK OF KOREA                                             5.50         10/17/2012         2,934,495
  4,505,000  EXPORT-IMPORT BANK OF KOREA                                             5.88         01/14/2015         4,815,169
  2,925,000  FRANCE TELECOM SA                                                       7.75         03/01/2011         3,067,228
  4,430,000  GRUPO TELEVISA SA                                                       6.63         01/15/2040         4,434,722
  2,695,000  HSBC HOLDINGS PLC                                                       6.80         06/01/2038         2,830,922
  2,525,000  HUSKY ENERGY INCORPORATED                                               5.90         06/15/2014         2,776,399
 11,130,000  HUTCHISON WHAMPOA INTERNATIONAL LIMITED++                               4.63         09/11/2015        11,395,406
  6,660,000  KOMMUNALBANKEN AS++                                                     2.75         05/05/2015         6,707,026
  4,215,000  KOREA DEVELOPMENT BANK                                                  4.38         08/10/2015         4,197,179
  7,630,000  NIBC BANK NV++                                                          2.80         12/02/2014         7,658,887
  3,340,000  NIBC BANK NV                                                            4.88         11/19/2019         3,327,919
  4,730,000  NORDEA BANK AB++                                                        2.50         11/13/2012         4,802,099
  5,790,000  NORDEA BANK AB++                                                        3.70         11/13/2014         5,821,556
  1,360,000  PETRO CANADA                                                            6.80         05/15/2038         1,469,189
  2,635,000  PETROBRAS INTERNATIONAL FINANCE COMPANY                                 6.88         01/20/2040         2,644,349
  2,885,000  PETROBRAS INTERNATIONAL FINANCE COMPANY                                 7.88         03/15/2019         3,263,855
  4,630,000  RAS LAFFAN LIQUEFIED NATURAL GAS COMPANY LIMITED III++                  4.50         09/30/2012         4,776,039
  5,000,000  RAS LAFFAN LIQUEFIED NATURAL GAS COMPANY LIMITED III++                  5.50         09/30/2014         5,342,775
  4,525,000  RIO TINTO FINANCE USA LIMITED                                           5.88         07/15/2013         4,939,906
  3,770,000  RIO TINTO FINANCE USA LIMITED                                           9.00         05/01/2019         4,764,711
  1,195,000  ROGERS CABLE INCORPORATED                                               5.50         03/15/2014         1,307,041
  7,842,000  ROGERS WIRELESS INCORPORATED                                            6.38         03/01/2014         8,814,973
  3,230,000  SUNCOR ENERGY INCORPORATED                                              6.50         06/15/2038         3,370,321
 10,400,000  SWEDISH EXPORT CREDIT                                                   3.25         09/16/2014        10,765,508
  3,735,000  TELEFONICA EMISIONES SAU                                                5.98         06/20/2011         3,897,995
  2,450,000  THOMSON REUTERS CORPORATION                                             5.95         07/15/2013         2,718,023
  4,330,000  TOTAL CAPITAL SA                                                        3.13         10/02/2015         4,389,252
  3,085,000  VALE OVERSEAS LIMITED                                                   6.88         11/10/2039         3,072,830
  3,805,000  WESTFIELD GROUP++                                                       5.40         10/01/2012         4,034,331
  8,485,000  WESTPAC BANKING CORPORATION                                             2.25         11/19/2012         8,525,694
TOTAL YANKEE CORPORATE BONDS (COST $188,780,940)                                                                   193,375,386
                                                                                                                --------------

                   Wells Fargo Advantage Master Portfolios 125


Portfolio of Investments--May 31, 2010

TOTAL RETURN BOND PORTFOLIO

 PRINCIPAL   SECURITY NAME                                                      INTEREST RATE   MATURITY DATE        VALUE
-----------  -----------------------------------------------------------------  -------------  ---------------  --------------
YANKEE GOVERNMENT BONDS: 0.93%
$ 8,290,000  PROVINCE OF ONTARIO CANADA                                              4.10%        06/16/2014    $    8,831,619
  3,620,000  PROVINCE OF ONTARIO CANADA                                              4.40         04/14/2020         3,718,174
  3,400,000  RUSSIAN FOREIGN BOND++                                                  3.63         04/29/2015         3,252,100
  1,840,000  SOCIETE FINANCEMENT DE L'ECONOMIE FRANCAISE++                           2.88         09/22/2014         1,877,610
  1,865,000  STATE OF QATAR++                                                        4.00         01/20/2015         1,911,625
  4,525,000  STATE OF QATAR++                                                        6.40         01/20/2040         4,683,375
TOTAL YANKEE GOVERNMENT BONDS (COST $23,876,418)                                                                    24,274,503
                                                                                                                --------------
MUNICIPAL BONDS & NOTES: 0.61%
  3,290,000  CALIFORNIA STATE BUILD AMERICA BONDS (PROPERTY TAX REVENUE)             7.30         10/01/2039         3,416,040
  1,200,000  CALIFORNIA STATE BUILD AMERICA BONDS (PROPERTY TAX REVENUE)             7.63         03/01/2040         1,299,336
  4,710,000  CLARK COUNTY NV SERIES C BUILD AMERICA BONDS(PORT, AIRPORT &
                MARINA  REVENUE)                                                     6.82         07/01/2045         5,517,671
  3,490,000  LOS ANGELES CA USD BUILD AMERICA BONDS (PROPERTY TAX REVENUE)           6.76         07/01/2034         3,811,638
  1,878,000  NORTH TEXAS TOLLWAY BUILD AMERICA BONDS (TOLL ROAD REVENUE)             6.72         01/01/2049         2,026,963
TOTAL MUNICIPAL BONDS & NOTES (COST $14,803,259)                                                                    16,071,648
                                                                                                                --------------
US TREASURY SECURITIES: 20.79%
US TREASURY BONDS: 4.54%
  1,434,000  US TREASURY BOND                                                        8.88         02/15/2019         2,063,728
 33,831,000  US TREASURY BOND<<                                                      3.63         02/15/2020        34,700,558
  2,950,000  US TREASURY BOND                                                        7.13         02/15/2023         3,959,915
 32,260,000  US TREASURY BOND<<                                                      5.38         02/15/2031        38,107,125
 12,029,000  US TREASURY BOND<<                                                      4.25         05/15/2039        12,077,862
  8,348,000  US TREASURY BOND                                                        4.38         11/15/2039         8,556,700
 17,940,000  US TREASURY BOND                                                        4.63         02/15/2040        19,156,547
    421,000  US TREASURY BOND                                                        4.38         05/15/2040           432,316
                                                                                                                   119,054,751
                                                                                                                --------------
US TREASURY NOTES: 16.25%
  3,694,000  US TREASURY NOTE                                                        0.75         05/31/2012         3,691,710
 30,722,000  US TREASURY NOTE                                                        1.38         02/15/2013        30,890,019
 56,545,000  US TREASURY NOTE<<                                                      1.38         03/15/2013        56,845,254
  1,222,000  US TREASURY NOTE                                                        1.75         04/15/2013         1,240,232
131,530,000  US TREASURY NOTE                                                        1.38         05/15/2013       132,033,760
 35,390,000  US TREASURY NOTE                                                        1.88         02/28/2014        35,652,665
    253,000  US TREASURY NOTE                                                        2.50         03/31/2015           258,376
  2,522,000  US TREASURY NOTE<<                                                      2.50         04/30/2015         2,572,833
 91,262,000  US TREASURY NOTE                                                        2.00         05/31/2015        91,376,078
  1,872,000  US TREASURY NOTE                                                        2.75         11/30/2016         1,878,728
  2,694,000  US TREASURY NOTE                                                        3.13         04/30/2017         2,759,666
 51,205,000  US TREASURY NOTE<<                                                      3.63         08/15/2019        52,601,156
 13,730,000  US TREASURY NOTE                                                        3.50         05/15/2020        13,957,369
                                                                                                                   425,757,846
                                                                                                                --------------
TOTAL US TREASURY SECURITIES (COST $538,938,010)                                                                   544,812,597
                                                                                                                --------------
SHORT-TERM INVESTMENTS: 11.31%
CORPORATE BONDS & NOTES: 0.37%
  4,471,178  GRYPHON FUNDING LIMITED(i)(a)(v)                                        0.00         08/05/2010         1,825,582
 14,157,652  VFNC CORPORATION+/-++(i)(a)(v)                                          0.35         09/30/2010         7,928,285
                                                                                                                     9,753,867
                                                                                                                --------------

                   126 Wells Fargo Advantage Master Portfolios


                                          Portfolio of Investments--May 31, 2010

TOTAL RETURN BOND PORTFOLIO

   SHARES    SECURITY NAME                                                          YIELD                            VALUE
-----------  -----------------------------------------------------------------  -------------                   --------------
INVESTMENT COMPANIES: 10.94%
 105,661,979  WELLS FARGO ADVANTAGE CASH INVESTMENT FUND(l)(u)~                      0.17%                      $  105,661,979
 181,045,730  WELLS FARGO SECURITIES LENDING CASH INVESTMENTS LLC(l)(v)(u)           0.30                          181,045,730
                                                                                                                   286,707,709
                                                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS (COST $294,028,457)                                                                   296,461,576
                                                                                                                --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $3,054,273,045)*                                                  118.56%                                  3,107,347,869
OTHER ASSETS AND LIABILITIES, NET                                       (18.56)                                   (486,442,283)
                                                                        ------                                  --------------
TOTAL NET ASSETS                                                        100.00%                                 $2,620,905,586
                                                                        ------                                  --------------

  PRINCIPAL                                                                     INTEREST RATE   MATURITY DATE
------------                                                                    -------------  ---------------
SHORT SALES
TBA SALE COMMITMENTS: (0.65%)
$(15,700,000) FNMA%%                                                                 6.00         06/01/2040       (16,909,387)
                                                                                                                --------------
 TOTAL TBA SALE COMMITMENTS (PROCEEDS RECEIVED $(16,765,266))                                                   $  (16,909,387)
                                                                                                                --------------

----------
%%   Securities issued on a when-issued (TBA) basis.

+/-  Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

ss These securities are subject to a demand feature which reduces the effective maturity.

(l)  Investment in an affiliate.

(i)  Illiquid security (unaudited).

<<   All or a portion of this security is on loan.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(v) Security represents investment of cash collateral received from securities on loan.

(u)  Rate shown is the 7-day annualized yield at period end.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

* Cost for federal income tax purposes is $3,058,362,635 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 59,040,393
Gross unrealized depreciation    (10,055,159)
                                ------------
Net unrealized appreciation     $ 48,985,234

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 127


Statements of Assets and Liabilities--May 31, 2010

                                                                    Inflation-      Managed                          Total
                                                                    Protected        Fixed          Stable          Return
                                                                       Bond          Income         Income           Bond
                                                                    Portfolio      Portfolio       Portfolio       Portfolio
                                                                   ------------   ------------   ------------   --------------
ASSETS
   Investments
      In unaffiliated securities, at value (including securities
         on loan) ..............................................   $137,382,667   $429,241,697   $225,537,668   $2,820,640,160
      In affiliated securities, at value .......................      2,818,977     44,753,187     22,095,111      286,707,709
                                                                   ------------   ------------   ------------   --------------
   Total investments, at value (see cost below) ................    140,201,644    473,994,884    247,632,779    3,107,347,869
   Cash ........................................................              0              0          1,882          100,000
   Receivable for investments sold .............................              0     28,773,337         14,246    1,224,786,500
   Receivable for interest .....................................        857,080      4,118,334        940,094       16,654,023
   Receivable for securities lending income ....................              0          3,429              0           37,582
   Unrealized gain on credit default swap transactions .........              0              0              0          106,027
                                                                   ------------   ------------   ------------   --------------
Total assets ...................................................    141,058,724    506,889,984    248,589,001    4,349,032,001
                                                                   ------------   ------------   ------------   --------------
LIABILITIES
   TBA sale commitments, at value ..............................              0              0              0       16,909,387
   Due to custodian ............................................              0              0              0        3,484,964
   Payable for investments purchased ...........................              0     36,156,467              0    1,517,246,351
   Payable upon receipt of securities loaned ...................      3,267,645     22,416,104      1,317,792      188,598,533
   Payable to investment advisor and affiliates ................         48,269        144,789         79,200          877,199
   Unrealized loss on credit default swap transactions .........              0              0              0          569,781
   Premium received on credit default swap transactions ........              0              0              0          134,626
   Accrued expenses and other liabilities ......................         36,657         25,542         23,285          305,574
                                                                   ------------   ------------   ------------   --------------
Total liabilities ..............................................      3,352,571     58,742,902      1,420,277    1,728,126,415
                                                                   ------------   ------------   ------------   --------------
TOTAL NET ASSETS ...............................................   $137,706,153   $448,147,082   $247,168,724   $2,620,905,586
                                                                   ------------   ------------   ------------   --------------
Investments, at cost ...........................................   $133,903,943   $485,270,391   $264,884,726   $3,054,273,045
                                                                   ------------   ------------   ------------   --------------
Securities on loan, at value ...................................   $  2,022,365   $ 21,401,527   $    730,897   $  177,320,885
                                                                   ------------   ------------   ------------   --------------
Proceeds received on TBA sale commitments ......................   $          0   $          0   $          0   $   16,765,266
                                                                   ------------   ------------   ------------   --------------

The accompanying notes are an integral part of these financial statements.

                   128 Wells Fargo Advantage Master Portfolios


                       Statements of Operations--For the Year Ended May 31, 2010

                                                                          Inflation-     Managed                       Total
                                                                          Protected       Fixed         Stable        Return
                                                                             Bond         Income        Income         Bond
                                                                          Portfolio     Portfolio     Portfolio      Portfolio
                                                                         -----------   -----------   -----------   ------------
INVESTMENT INCOME
   Interest ..........................................................   $ 5,840,795   $18,912,411   $ 7,101,959   $106,315,598
   Income from affiliated securities .................................         2,591        69,960        81,854        345,672
   Securities lending, net ...........................................        26,670        39,741           689        588,736
                                                                         -----------   -----------   -----------   ------------
Total investment income ..............................................     5,870,056    19,022,112     7,184,502    107,250,006
                                                                         -----------   -----------   -----------   ------------
EXPENSES
   Advisory fees .....................................................       591,421     1,890,714     1,250,250      9,521,655
   Custody fees ......................................................        15,838        49,938        37,568        234,244
   Professional fees .................................................        32,259        46,139        41,464         42,336
   Shareholder reports ...............................................           995         1,490         1,598          1,380
   Trustees' fees ....................................................        13,452        13,452        13,452         13,452
   Other fees and expenses ...........................................         2,080         6,574         6,292        103,941
                                                                         -----------   -----------   -----------   ------------
Total expenses .......................................................       656,045     2,008,307     1,350,624      9,917,008
                                                                         -----------   -----------   -----------   ------------
LESS
   Waived fees and/or reimbursed expenses ............................       (11,176)     (195,852)     (103,491)    (1,008,753)
   Net expenses ......................................................       644,869     1,812,455     1,247,133      8,908,255
                                                                         -----------   -----------   -----------   ------------
Net investment income ................................................     5,225,187    17,209,657     5,937,369     98,341,751
                                                                         -----------   -----------   -----------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Unaffiliated securities ...........................................     1,312,431      (263,990)   13,604,095)   122,988,159
   Futures transactions ..............................................       (25,012)      201,695             0              0
   Credit default swap transactions ..................................             0             0             0        264,609
                                                                         -----------   -----------   -----------   ------------
Net realized gain (loss) from investments ............................     1,287,419       (62,295)   13,604,095)   123,252,768
                                                                         -----------   -----------   -----------   ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Unaffiliated securities ...........................................     6,257,930    50,653,985    38,247,222     38,580,145
   Futures transactions ..............................................         8,300        56,055             0              0
   Credit default swap transactions ..................................             0             0             0       (527,435)
   TBA sale commitments ..............................................             0             0             0        142,891
                                                                         -----------   -----------   -----------   ------------
Net change in unrealized appreciation (depreciation) of investments ..     6,266,230    50,710,040    38,247,222     38,195,601
                                                                         -----------   -----------   -----------   ------------
Net realized and unrealized gain (loss) on investments ...............     7,553,649    50,647,745    24,643,127    161,448,369
                                                                         -----------   -----------   -----------   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................   $12,778,836   $67,857,402   $30,580,496   $259,790,120
                                                                         -----------   -----------   -----------   ------------

The accompanying notes are an integral part of these financial statements.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                  130 Wells Fargo Advantage Master Portfolios


                                             Statements of Changes in Net Assets

                                                                                    INFLATION-PROTECTED BOND
                                                                                            PORTFOLIO
                                                                                  ----------------------------
                                                                                     For the        For the
                                                                                   Year Ended      Year Ended
                                                                                  May 31, 2010    May 31, 2009
                                                                                  ------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .......................................................   $145,129,236   $ 167,675,358
OPERATIONS
   Net investment income ......................................................      5,225,187       2,490,876
   Net realized gain (loss) on investments ....................................      1,287,419      (1,697,743)
   Net change in unrealized appreciation (depreciation) of investments ........      6,266,230      (3,460,694)
                                                                                  ------------   -------------
Net increase (decrease) in net assets resulting from operations ...............     12,778,836      (2,667,561)
                                                                                  ------------   -------------
CAPITAL SHARES TRANSACTIONS
TRANSACTIONS IN INVESTOR'S BENEFICIAL INTERESTS
   Contributions ..............................................................     46,961,891      84,069,763
   Withdrawals ................................................................    (67,163,810)   (103,948,324)
                                                                                  ------------   -------------
Net increase (decrease) from transactions in investor's beneficial interests ..    (20,201,919)    (19,878,561)
                                                                                  ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................     (7,423,083)    (22,546,122)
                                                                                  ------------   -------------
ENDING NET ASSETS .............................................................   $137,706,153   $ 145,129,236
                                                                                  ------------   -------------

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 131


Statements of Changes in Net Assets

         MANAGED FIXED
       INCOME PORTFOLIO            STABLE INCOME PORTFOLIO         TOTAL RETURN BOND PORTFOLIO
-----------------------------   -----------------------------   --------------------------------
   For the         For the          For the        For the           For the          For the
  Year Ended      Year Ended      Year Ended      Year Ended       Year Ended       Year Ended
 May 31, 2010    May 31, 2009    May 31, 2010    May 31, 2009     May 31, 2010     May 31, 2009
-------------   -------------   -------------   -------------   ---------------   --------------

$ 493,483,921   $ 774,310,509   $ 374,557,430   $ 511,549,484   $ 1,961,888,535   $1,816,941,206

   17,209,657      29,733,980       5,937,369      16,223,725        98,341,751       83,821,020
      (62,295)     (7,235,567)    (13,604,095)         22,767       123,252,768       (5,288,852)
   50,710,040     (37,824,215)     38,247,222     (30,740,368)       38,195,601       28,319,322
-------------   -------------   -------------   -------------   ---------------   --------------
   67,857,402     (15,325,802)     30,580,496     (14,493,876)      259,790,120      106,851,490
-------------   -------------   -------------   -------------   ---------------   --------------


  178,159,889     287,118,178      52,372,301      65,645,782     1,458,739,298      624,285,153
 (291,354,130)   (552,618,964)   (210,341,503)   (188,143,960)   (1,059,512,367)    (586,189,314)
-------------   -------------   -------------   -------------   ---------------   --------------
 (113,194,241)   (265,500,786)   (157,969,202)   (122,498,178)      399,226,931       38,095,839
-------------   -------------   -------------   -------------   ---------------   --------------
  (45,336,839)   (280,826,588)   (127,388,706)   (136,992,054)      659,017,051      144,947,329
-------------   -------------   -------------   -------------   ---------------   --------------
$ 448,147,082   $ 493,483,921   $ 247,168,724   $ 374,557,430   $ 2,620,905,586   $1,961,888,535
-------------   -------------   -------------   -------------   ---------------   --------------

                  132 Wells Fargo Advantage Master Portfolios


                                                            Financial Highlights

                                         Ratio to Average Net Assets
                                                 (Annualized)
                                     ------------------------------------               Portfolio
                                     Net Investment     Gross       Net       Total     Turnover
                                         Income       Expenses   Expenses   Return(1)    Rate(2)
                                     --------------   --------   --------   ---------   ---------
INFLATION-PROTECTED BOND PORTFOLIO
June 1, 2009 to May 31, 2010              3.53%         0.45%      0.44%      8.28%         31%
June 1, 2008 to May 31, 2009              1.70%         0.45%      0.37%     (1.33)%        53%
June 1, 2007 to May 31, 2008              5.78%         0.48%      0.40%     12.78%         40%
June 1, 2006 to May 31, 2007              4.39%         0.49%      0.34%      4.31%         37%
July 25, 2005(3) to May 31, 2006          4.29%         0.52%      0.52%     (1.77)%        47%

MANAGED FIXED INCOME PORTFOLIO
June 1, 2009 to May 31, 2010              3.64%         0.42%      0.38%     14.58%         59%
June 1, 2008 to May 31, 2009              5.09%         0.43%      0.34%     (1.72)%       132%
June 1, 2007 to May 31, 2008              5.23%         0.46%      0.30%      4.24%         32%
June 1, 2006 to May 31, 2007              5.23%         0.45%      0.27%      6.72%         30%
June 1, 2005 to May 31, 2006              5.02%         0.45%      0.19%      0.12%         25%

STABLE INCOME PORTFOLIO
June 1, 2009 to May 31, 2010              1.90%         0.43%      0.40%      9.94%         10%
June 1, 2008 to May 31, 2009              3.74%         0.43%      0.42%     (2.73)%         7%
June 1, 2007 to May 31, 2008              4.67%         0.47%      0.33%      0.78%         22%
June 1, 2006 to May 31, 2007              4.67%         0.47%      0.37%      5.30%         21%
June 1, 2005 to May 31, 2006              4.29%         0.47%      0.44%      2.91%         23%

TOTAL RETURN BOND PORTFOLIO
June 1, 2009 to May 31, 2010              3.78%         0.38%      0.34%     10.87%        638%
June 1, 2008 to May 31, 2009              4.92%         0.40%      0.39%      6.58%        633%
June 1, 2007 to May 31, 2008              5.05%         0.42%      0.40%      6.72%        572%
June 1, 2006 to May 31, 2007              5.02%         0.42%      0.39%      6.76%        665%
July 25, 2005(3) to May 31, 2006          4.44%         0.43%      0.43%     (0.16)%       704%

----------
(1.) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(2.) Portfolio turnover rates presented for periods of less than one year are not annualized.

(3.) Commencement of operations.

The accompanying notes are an integral part of these financial statements.

                  Wells Fargo Advantage Master Portfolios 133


Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Master Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). These financial statements report on the following funds: Wells Fargo Advantage Inflation-Protected Bond Portfolio ("Inflation-Protected Bond Portfolio"), Wells Fargo Advantage Managed Fixed Income Portfolio ("Managed Fixed Income Portfolio"), Wells Fargo Advantage Stable Income Portfolio ("Stable Income Portfolio") and Wells Fargo Advantage Total Return Bond Portfolio ("Total Return Bond Portfolio") (each, a "Fund", collectively, the "Funds"). Each Fund is a diversified series of the Trust, a Delaware statutory trust organized on March 10, 1999.

Interests in the Funds are sold without any sales charge in private placement transactions to qualified investors, including open-end investment management companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

SECURITIES VALUATION

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. This service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

                  134 Wells Fargo Advantage Master Portfolios


                                                   Notes to Financial Statements

SECURITY LOANS

The Funds may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Fund continues to receive interest or dividends on the securities loaned. A Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, a Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Funds lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the "Cash Collateral Fund"). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC ("Funds Management") and is sub-advised by Wells Capital Management Incorporated ("Wells Capital Management"). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-advisor. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for the Funds and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the year ended May 31, 2010, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statements of Assets and Liabilities.

WHEN-ISSUED TRANSACTIONS

Each Fund may purchase securities on a forward commitment or 'when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

TERM LOANS

The Funds may invest in term loans. A Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower. There could be potential loss to the Fund in the event of default by the borrower.

FUTURES CONTRACTS

Certain Funds may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Funds may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

                  Wells Fargo Advantage Master Portfolios 135


Notes to Financial Statements

TBA SALE COMMITMENTS

A Fund may enter into To Be Announced ("TBA") sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Securities valuation". The contract is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

INFLATION-INDEXED BONDS AND TIPS

Certain Funds may invest in inflation-indexed bonds, including Treasury Inflation-Protected Securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

CREDIT DEFAULT SWAPS

Certain Funds may be subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name's weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund's exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

                  136 Wells Fargo Advantage Master Portfolios


                                                   Notes to Financial Statements

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Funds may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association
(GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Funds account for the dollar roll transactions as purchases and sales.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles ("SIVs"). SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

As of May 31, 2010, the following Funds owned certain of these types of structured securities in the amounts shown in the table. These securities were originally purchased by the Funds' securities lending agent on behalf of the Funds through a joint account with cash collateral received by the Funds pursuant to loans of the Funds' securities. Although considered high-quality, short-term money market instruments when originally purchased by the securities lending agent through the joint account, the SIVs have been restructured following default and are valued at fair value as shown in the Portfolio of Investments.

                                      Restructured
                                     SIVs ($ Value)   % of Net Assets
                                     --------------   ---------------
INFLATION-PROTECTED BOND PORTFOLIO     $1,555,707           1.13
MANAGED FIXED INCOME PORTFOLIO            757,438           0.17
STABLE INCOME PORTFOLIO                   725,511           0.29
TOTAL RETURN BOND PORTFOLIO             9,753,867           0.37

In a securities lending transaction, the net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Thus, the current net asset value of each Fund reflects the current valuations assigned to the restructured SIVs that were purchased on its behalf through the investment of cash collateral. Fluctuations in the values of restructured SIVs generate unrealized gains or losses for a Fund, which are reflected in the Fund's Statement of Assets and Liabilities.

                   Wells Fargo Advantage Master Portfolios 137


Notes to Financial Statements

The amount of securities lending activity undertaken by a Fund fluctuates from time to time. After the occurrence of a default or impairment of a SIV purchased in a joint account by the securities lending agent, as the various participating Funds' lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired SIVs fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various Funds' ratable exposure to the defaulted or impaired SIVs, the adviser to the Funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired SIVs among all funds participating in securities lending ("side pocketing") based on each Fund's percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each Fund's ownership of defaulted or impaired SIVs in the joint account based on each such Fund's percentage ownership of the joint account as of such date.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

FEDERAL AND OTHER TAXES

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. The Funds of the Trust are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Fund are deemed to have been "passed through" to the interestholders in proportion to their holdings of the Fund regardless of whether such interest, dividends, and gains have been distributed by the Fund.

Each Fund's income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund's investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund's investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of May 31, 2010, the inputs used in valuing the Fund's assets, which are carried at fair value, were as follows:

                                                     Significant Other       Significant
                                     Quoted Prices   Observable Inputs   Unobservable Inputs
INVESTMENTS IN SECURITIES              (Level 1)         (Level 2)            (Level 3)            Total
----------------------------------   -------------   -----------------   -------------------   ------------
INFLATION-PROTECTED BOND PORTFOLIO
   Corporate bonds and notes          $          0       $        0           $1,555,707       $  1,555,707
   U.S. Treasury obligations           135,776,963           49,997                    0        135,826,960
   Investment companies                    755,977        2,063,000                    0          2,818,977
                                      $136,532,940       $2,112,997           $1,555,707       $140,201,644

                   138 Wells Fargo Advantage Master Portfolios


                                                   Notes to Financial Statements

                                                         Significant Other       Significant
                                         Quoted Prices   Observable Inputs   Unobservable Inputs
INVESTMENTS IN SECURITIES                  (Level 1)         (Level 2)            (Level 3)             Total
--------------------------------------   -------------   -----------------   -------------------   --------------
MANAGED FIXED INCOME PORTFOLIO
   Asset-backed securities                $          0     $   42,097,693         $        0       $   42,097,693
   Collateralized mortgage obligations               0         82,351,404                  0           82,351,404
   Corporate bonds and notes                         0        117,898,292            757,438          118,655,730
   Yankee corporate bonds                            0         10,010,798                  0           10,010,798
   Yankee government bonds                           0          1,731,168                  0            1,731,168
   Term loans                                        0          2,655,225                  0            2,655,225
   Agency securities                                 0         66,674,860                  0           66,674,860
   Municipal bonds                                   0         50,461,541                  0           50,461,541
   U.S. Treasury obligations                54,603,278                  0                  0           54,603,278
   Investment companies                     22,923,597         21,829,590                  0           44,753,187
                                          $ 77,526,875     $  395,710,571         $  757,438       $  473,994,884
STABLE INCOME PORTFOLIO
   Asset-backed securities                $          0     $   57,153,289         $        0       $   57,153,289
   Collateralized mortgage obligations               0         71,640,092                  0           71,640,092
   Corporate bonds and notes                         0         23,298,555            725,511           24,024,066
   Loan Participation                                0            757,739                  0              757,739
   Agency securities                                 0         61,721,751                  0           61,721,751
   Municipal bonds                                   0         10,240,731                  0           10,240,731
   Investment companies                     21,339,111            756,000                  0           22,095,111
                                          $ 21,339,111     $  225,568,157         $  725,511       $  247,632,779
TOTAL RETURN BOND PORTFOLIO
   Asset backed securities                $          0     $  214,526,862         $        0       $  214,526,862
   Collateralized mortgage obligations               0        620,854,046                  0          620,854,046
   Corporate bonds and notes                         0        402,812,247          9,753,867          412,566,114
   Yankee corporate bonds                            0        193,375,386                  0          193,375,386
   Yankee government bonds                           0         24,274,503                  0           24,274,503
   Agency securities                                 0        794,159,004                  0          794,159,004
   Municipal bonds                                   0         16,071,648                  0           16,071,648
   U.S. Treasury obligations               544,812,597                  0                  0          544,812,597
   Investment companies                    105,661,979        181,045,730                  0          286,707,709
                                          $650,474,576     $2,447,119,426         $9,753,867       $3,107,347,869

Further details on the major security types listed above can be found in the each Fund's Portfolio of Investments.

As of May 31, 2010, the inputs used in valuing other financial instruments, which are carried at fair value, were as follows:

                                                         Significant Other       Significant
                                         Quoted Prices   Observable Inputs   Unobservable Inputs
                                           (Level 1)         (Level 2)            (Level 3)           Total
                                         -------------   -----------------   -------------------   ----------
TOTAL RETURN BOND PORTFOLIO
   Credit default swaps*                       $0            $(598,380)               $0           $(598,380)

* The value of swap contracts consists of unrealized gains/losses and premiums received on swap contracts as reflected on the Statement of Assets and Liabilities.

As of May 31, 2010, the inputs used in valuing TBA sale commitments, which are carried at their value, were as follows:

                                                         Significant Other       Significant
                                         Quoted Prices   Observable Inputs   Unobservable Inputs
                                           (Level 1)         (Level 2)            (Level 3)           Total
                                         -------------   -----------------   -------------------   -------------
TOTAL RETURN BOND PORTFOLIO
   TBA sale commitments                        $0          $(16,909,387)              $0           $(16,909,387)

                   Wells Fargo Advantage Master Portfolios 139


Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

INFLATION-PROTECTED BOND PORTFOLIO

                                                                 CORPORATE BONDS
                                                                    AND NOTES
                                                                 ---------------
BALANCE AS OF MAY 31, 2009                                         $ 1,296,489
Realized gain (loss)                                                (1,042,980)
Change in unrealized appreciation (depreciation)                       458,196
Net purchases (sales)                                                  844,002
Net transfer in (out) of Level 3                                             0
BALANCE AS OF MAY 31, 2010                                         $ 1,555,707
   Change in unrealized appreciation (depreciation) relating to
      securities held at the end of reporting period               $   314,784

MANAGED FIXED INCOME PORTFOLIO

                                                                           COLLATERALIZED    CORPORATE     MUNICIPAL
                                                 AGENCY     ASSET-BACKED      MORTGAGE       BONDS AND     BONDS AND
                                               SECURITIES    SECURITIES     OBLIGATIONS        NOTES         NOTES       TERM LOANS
                                              -----------   ------------   --------------   -----------   -----------   -----------
BALANCE AS OF MAY 31, 2009                    $ 3,087,300   $ 4,045,090      $ 687,039      $1,628,531    $ 6,200,925   $ 1,105,737
   Realized gain (loss)                                 0        57,750          9,495        (507,803)             0        (8,083)
   Change in unrealized
      appreciation (depreciation)                       0             0              0         223,084              0             0
   Net purchases (sales)                                0    (2,310,000)      (696,534)        410,926              0    (1,097,654)
   Net transfer in (out) of Level 3            (3,087,300)   (1,792,840)             0        (997,300)    (6,200,925)            0
BALANCE AS OF MAY 31, 2010                    $         0   $         0      $       0      $  757,438    $         0   $         0
   Change in unrealized appreciation
      (depreciation) relating to securities
       held at the end of reporting period    $         0   $         0      $       0      $  153,260    $         0   $         0

STABLE INCOME PORTFOLIO

                                                                     COLLATERALIZED   CORPORATE
                                                      ASSET-BACKED      MORTGAGE      BONDS AND       LOAN
                                                       SECURITIES      OBLIGATIONS      NOTES     PARTICIPATION
                                                      ------------   --------------   ---------   -------------
BALANCE AS OF MAY 31, 2009                            $ 16,236,619     $ 658,055      $ 604,622    $ 1,924,153
   Realized gain (loss)                                    219,974             0       (486,397)             0
   Change in unrealized appreciation (depreciation)              0             0        213,681              0
   Net purchases (sales)                                (3,750,415)            0        393,605              0
   Net transfer in (out) of Level 3                    (12,706,178)     (658,055)             0     (1,924,153)
BALANCE AS OF MAY 31, 2010                            $          0     $       0      $ 725,511    $         0
   Change in unrealized appreciation
      (depreciation) relating to securities
      held at the end of reporting period             $          0     $       0      $ 146,801    $         0

TOTAL RETURN BOND PORTFOLIO

                                                      COLLATERALIZED    CORPORATE      MORTGAGE
                                                          MORTGAGE      BONDS AND       BACKED
                                                        OBLIGATIONS       NOTES       SECURITIES
                                                      --------------   -----------   -----------
BALANCE AS OF MAY 31, 2009                             $ 12,824,684    $ 8,128,651   $ 3,327,710
   Realized gain (loss)                                    (861,684)    (6,539,216)      411,290
   Change in unrealized appreciation (depreciation)               0      2,872,757             0
   Net purchases (sales)                                (11,963,000)     5,291,675    (3,739,000)
   Net transfer in (out) of Level 3                               0              0             0
BALANCE AS OF MAY 31, 2010                             $          0    $ 9,753,867   $         0
   Change in unrealized appreciation
      (depreciation) relating to securities
      held at the end of reporting period              $          0    $ 1,973,608   $         0

                   140 Wells Fargo Advantage Master Portfolios


                                                   Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Funds Management. The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is paid an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of each Fund increase. For the year ended May 31, 2010, the advisory fee was equivalent to an annual rate of 0.40% of each Funds' average daily net assets, except Total Return Bond Portfolio for which the advisory fee was equivalent to an annual rate of 0.366% of its average daily net assets.

Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser.

Wells Capital Management, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser to Inflation-Protected Bond Portfolio and Total Return Bond Portfolio.

Galliard Capital Management Incorporated, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser to Managed Fixed Income Portfolio and Stable Income Portfolio.

Funds Management has contractually waived and/or reimbursed advisory fees during the year ended May 31, 2010 to the extent necessary to maintain certain net operating expense ratios for the Funds.

CUSTODY

State Street Bank and Trust Company ("State Street") provides custody and fund accounting services to the Funds. For providing custody services, State Street is entitled to an annual asset-based fee for domestic and global custody services for the Funds. State Street does not receive a fee for its services for fund accounting but is entitled to be reimbursed for an out of pocket expenses reasonably incurred in providing these services.

Prior to November 14, 2009, Wells Fargo Bank, N.A. provided custody services to the Funds and received a monthly fee at an annual rate of 0.02% of the average daily net assets of each Fund. PNC Global Investment Servicing ("PNC") served as fund accountant for the Trust prior to November 14, 2009 but did not receive any fees from the Funds for its services.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended May 31, 2010, were as follows:

                                     Purchases at Cost    Sales Proceeds
                                     -----------------   ---------------
INFLATION-PROTECTED BOND PORTFOLIO    $    45,807,641    $    62,258,417
MANAGED FIXED INCOME PORTFOLIO            257,918,977        314,458,986
STABLE INCOME PORTFOLIO                    27,404,158         79,550,804
TOTAL RETURN BOND PORTFOLIO            17,646,000,179     17,036,667,452

6. DERIVATIVE TRANSACTIONS

As of May 31, 2010, the Managed Fixed Income Portfolio did not have any open futures contracts but had average contract amounts of $10,199,124 in futures contracts during the year ended May 31, 2010. This Fund entered into futures contracts for speculative purposes.

The fair value, realized gains or losses and change in unrealized gains or losses on futures transactions are reflected in the appropriate financial statements.

                   Wells Fargo Advantage Master Portfolios 141


Notes to Financial Statements

During the year ended May 31, 2010, Total Return Bond Portfolio entered into credit default swap contracts for hedging and speculative purposes. At May 31, 2010, the Fund had the following credit default swap contracts outstanding:

Credit default swaps on debt obligations - Buy protection

                                                       Rating of               Fixed  Frequency            Upfront
                                    Reference          Reference             Payments    of                Premium
                                      Debt               Debt       Notional  Made by  Payments  Market      Paid/    Unrealized
Expiration   Counterparty          Obligation         Obligation*    Amount  the Fund    Made     Value   (Received) Gain/(Loss)
---------- ---------------- ------------------------- ----------- ---------- -------- --------- --------  ---------- -----------
3/20/2014  Barclays Capital YUM! Brands Incorporated,
                            6.25%, 03/15/2018##           Baa3    $2,500,000   1.08%  Quarterly $(33,972)      $0     $(33,972)
3/20/2014  Bank of America  McDonald's Corporation,
                            4.125%, 06/01/2013##            A3     2,500,000   0.60%  Quarterly  (18,826)       0      (18,826)

Credit default swaps on debt obligations - Sell protection

                                                                              Fixed
                                                       Rating of             Payments Frequency             Upfront
                                    Reference          Reference             Received    of                 Premium
                                      Debt               Debt       Notional    by    Payments  Market       Paid/    Unrealized
Expiration   Counterparty          Obligation         Obligation*    Amount  the Fund Received    Value    (Received) Gain/(Loss)
---------- ---------------- ------------------------- ----------- ---------- -------- --------- ---------  ---------- -----------
3/20/2014  Barclays Capital Wal-Mart Stores
                            Incorporated,
                            5.875%, 04/05/2027#            Aa2    $5,000,000   0.98%  Quarterly $ 106,027  $       0   $  106,027
3/20/2015  Credit Suisse    FirstEnergy Corporation,
           First Boston     7.375%, 11/15/2031#           Baa3     5,000,000   1.00%  Quarterly  (325,805)  (112,670)   (213,135)
3/20/2015  Credit Suisse    FirstEnergy Corporation,
           First Boston     7.375%, 11/15/2031#           Baa3     5,000,000   1.00%  Quarterly  (325,804)   (21,956)   (303,848)

* Reflects the ratings of a nationally recognized ratings agency at period end. A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium and restructuring may also cause a credit event to take place.

#    The Fund entered into the swap contract for speculative purposes.

##   The Fund entered into the swap contract for hedging purposes.

Total Return Bond Portfolio had an average notional balance on credit default swaps in the amount of $26,904,110 during the year ended May 31, 2010.

The fair value, realized gains or losses and change in unrealized gains or losses on credit default swaps are reflected in the appropriate financial statements.

7. INDEMNIFICATION

Under the Trust's organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

8. SUBSEQUENT EVENT

Effective at the close of business on July 9, 2010, Wells Fargo Advantage Total Return Bond Fund acquired the net assets of Wells Fargo Advantage Diversified Bond Fund, Evergreen Core Bond Fund and Evergreen Short Intermediate Bond Fund. The investment securities of the acquired funds were contributed to Total Return Bond Porfolio which is the only investment of Wells Fargo Advantage Total Return Bond Fund.

                   142 Wells Fargo Advantage Master Portfolios


                         Report of Independent Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND INTERESTHOLDERS OF
WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Inflation-Protected Bond Portfolio, Wells Fargo Advantage Managed Fixed Income Portfolio, Wells Fargo Advantage Stable Income Portfolio, and Wells Fargo Advantage Total Return Bond Portfolio, four of the portfolios constituting the Wells Fargo Master Trust (collectively the "Portfolios"), as of May 31, 2010, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of the Wells Fargo Master Trust as of May 31, 2010, the results of their operations for the year then ended, changes in their net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.


                                     (KPMG LLP)

Boston, Massachusetts
July 29, 2010

                     Wells Fargo Advantage Income Funds 143


Other Information

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

TAX INFORMATION

Pursuant to Section 852(b)93) of the Internal Revenue Code, the Fund listed below designates a percentage of its ordinary income dividends distributed during the year ended May 31, 2010 as qualifying for the corporate dividends-received deduction:

                           Dividend-Received
                        Deduction (% of ordinary
                           income dividends)
                        ------------------------
STRATEGIC INCOME FUND            0.72%

Pursuant to Section 1(h)(11) of the Internal Revenue code, the Fund listed below designates the following amount of its income dividends paid during the year ended May 31, 2010, as qualified dividend income (QDI):

                          QDI
                        -------
STRATEGIC INCOME FUND   $15,614

Pursuant to Section 871(k)(1)(C) of the Internal Revenue Code, the following Funds listed below designate the following amount of their income dividends paid during the year ended May 31, 2010 as interest-related dividends:

                                      Interest-Related
                                         Dividends
                                      ----------------
DIVERSIFIED BOND FUND                    $ 1,533,953
INCOME PLUS FUND                          13,904,508
INFLATION-PROTECTED BOND FUND              2,020,347
SHORT DURATION GOVERNMENT BOND FUND       29,828,272
STABLE INCOME FUND                         3,009,871
STRATEGIC INCOME FUND                      2,005,062
TOTAL RETURN BOND FUND                    78,941,331

Pursuant to Section 871(k)(2)(D) of the Internal Revenue Code, the following Funds listed below designate the following amounts of their income dividends paid during the year ended May 31, 2010, as short-term capital gain:

                          Short-Term
                         Capital Gain
                         ------------
DIVERSIFIED BOND FUND     $   125,984
TOTAL RETURN BOND FUND     22,764,722

                     144 Wells Fargo Advantage Income Funds


                                                   Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite
900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust") and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information(1) of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 132 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"), except that the person occupying the office of Treasurer varies for specified Funds. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INDEPENDENT TRUSTEES

                        Position Held and
Name and Age           Length of Service(2)           Principal Occupations During Past Five Years         Other Directorships
------------        -------------------------  ----------------------------------------------------------  -------------------
Peter G. Gordon     Trustee, since 1998;       Co-Founder, Chairman, President and CEO of Crystal Geyser.  None
67                  Chairman, since 2005       Water Company.
                    (Lead Trustee since 2001)

Isaiah Harris, Jr.  Advisory Board             Retired. Prior thereto, President and CEO of BellSouth      CIGNA Corporation;
57                  Trustee, since 2008        Advertising and Publishing Corp from 2005 to 2007,          Deluxe Corporation
                                               President and CEO of BellSouth Enterprises from 2004 to
                                               2005 and President of BellSouth Consumer Services from
                                               2000 to 2003. Currently a member of the Iowa State
                                               University Foundation Board of Governors and a member of
                                               the Advisory Board of Iowa State University School of
                                               Business.

Judith M. Johnson   Trustee, since 2008        Retired. Prior thereto, Chief Executive Officer and Chief   None
61                                             Investment Officer of Minneapolis Employees Retirement
                                               Fund from 1996 to 2008. Ms. Johnson is a certified public
                                               accountant and a certified managerial accountant.

David F. Larcker    Advisory Board             James Irvin Miller Professor of Accounting at the Graduate  None
59                  Trustee, since 2008        School of Business, Stanford University, Director of
                                               Corporate Governance Research Program and Co-Director of
                                               The Rock Center for Corporate Governance since 2006. From
                                               2005 to 2008, Professor of Accounting at the Graduate
                                               School of Business, Stanford University. Prior thereto,
                                               Ernst & Young Professor of Accounting at The Wharton
                                               School, University of Pennsylvania from 1985 to 2005.

Olivia S. Mitchell  Trustee, since 2006        Professor of Insurance and Risk Management, Wharton         None
57                                             School, University of Pennsylvania. Director of the
                                               Boettner Center on Pensions and Retirement Research.
                                               Research associate and board member, Penn Aging Research
                                               Center. Research associate, National Bureau of Economic
                                               Research.

                     Wells Fargo Advantage Income Funds 145


Other Information (Unaudited)

                        Position Held and
Name and Age           Length of Service(2)           Principal Occupations During Past Five Years         Other Directorships
------------        -------------------------  ----------------------------------------------------------  -------------------
Timothy J. Penny    Trustee, since 1996        President and CEO of Southern Minnesota Initiative          None
58                                             Foundation, a non-profit organization, since 2007 and
                                               Senior Fellow at the Humphrey Institute Policy Forum at
                                               the University of Minnesota since 1995. Member of the
                                               Board of Trustees of NorthStar Education Finance, Inc., a
                                               non-profit organization, since 2007.

Donald C. Willeke   Trustee, since 1996        Principal of the law firm of Willeke & Daniels. General     None
69                                             Counsel of the Minneapolis Employees Retirement Fund from
                                               1984 to present.

OFFICERS

                        Position Held and
Name and Age           Length of Service(2)           Principal Occupations During Past Five Years         Other Directorships
------------        -------------------------  ----------------------------------------------------------  -------------------
Karla M. Rabusch    President, since 2003      Executive Vice President of Wells Fargo Bank, N.A. and      None
51                                             President of Wells Fargo Funds Management, LLC since 2003.
                                               Senior Vice President and Chief Administrative Officer of
                                               Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman    Secretary, since 2000;     Senior Vice President and Secretary of Wells Fargo Funds    None
49                  Chief Legal Counsel,       Management, LLC since 2001. Vice President and Managing
                    since 2003                 Senior Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips(3)   Treasurer, since 2009      Senior Vice President of Evergreen Investment Management    None
39                                             Company, LLC since 2006 and currently the Treasurer of the
                                               Evergreen Funds since 2005. Vice President and Assistant
                                               Vice President of Evergreen Investment Services, Inc. from
                                               1999 to 2006.

David Berardi(4)    Assistant Treasurer,       Vice President of Evergreen Investment Management Company,  None
35                  since 2009                 LLC since 2008. Assistant Vice President of Evergreen
                                               Investment Services, Inc. from 2004 to 2008. Manager of
                                               Fund Reporting and Control for Evergreen Investment
                                               Management Company, LLC since 2004.

Jeremy DePalma(4)   Assistant Treasurer,       Senior Vice President of Evergreen Investment Management    None
36                  since 2009                 Company, LLC since 2008. Vice President, Evergreen
                                               Investment Services, Inc. from 2004 to 2007. Assistant
                                               Vice President, Evergreen Investment Services, Inc. from
                                               2000 to 2004 and the head of the Fund Reporting and
                                               Control Team within Fund Administration since 2005.

Debra Ann Early     Chief Compliance Officer,  Chief Compliance Officer of Wells Fargo Funds Management,   None
45                  since 2007                 LLC since 2007. Chief Compliance Officer of Parnassus
                                               Investments from 2005 to 2007. Chief Financial Officer of
                                               Parnassus Investments from 2004 to 2007 and Senior Audit
                                               Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

----------
(1.) The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective November 1, 2009.

(4.) Treasurer during the period from June 1, 2009 to October 31, 2009.
     Assistant Treasurer effective November 1, 2009.

                     146 Wells Fargo Advantage Income Funds


                                                   Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS:

DIVERSIFIED BOND FUND, INCOME PLUS FUND, INFLATION-PROTECTED BOND FUND, SHORT DURATION GOVERNMENT BOND FUND, STABLE INCOME FUND, STRATEGIC INCOME FUND, TOTAL RETURN BOND FUND, INFLATION-PROTECTED BOND PORTFOLIO, MANAGED FIXED INCOME PORTFOLIO, STABLE INCOME PORTFOLIO AND TOTAL RETURN BOND PORTFOLIO

(THIS DISCLOSURE DOES NOT REFLECT FUND MERGERS OR CERTAIN CHANGES MADE IN CONNECTION WITH SUCH FUND MERGERS, E.G. FUND NAME CHANGES, WHICH OCCURRED AFTER MAY 31, 2010.)

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that each Board of Trustees (each, a "Board" and collectively, the "Boards") of Wells Fargo Funds Trust ("Funds Trust") and Wells Fargo Master Trust ("Master Trust") (collectively, the "Trusts"), all of the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of each Trust, as defined in the 1940 Act (the "Independent Trustees"), will meet in person to review and consider the continuation of any investment advisory and sub-advisory agreements. In this regard, the Funds Trust Board reviewed and re-approved: investment advisory agreements with Wells Fargo Funds Management, LLC ("Funds Management") for the Diversified Bond Fund, Income Plus Fund, Inflation-Protected Bond Fund, Short Duration Government Bond Fund, Stable Income Fund, Strategic Income Fund and Total Return Bond Fund (the "Funds Trust Funds"). The Master Trust Board reviewed and re-approved: investment advisory agreements with Funds Management for: the Inflation-Protected Bond Portfolio, Managed Fixed Income Portfolio, Stable Income Portfolio and Total Return Bond Portfolio (the "Master Portfolios"). The Funds Trust Funds and the Master Portfolios are, collectively, the "Funds."

The Boards also reviewed and re-approved an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Income Plus Fund, Short Duration Government Bond Fund, Strategic Income Fund, Inflation-Protected Bond Portfolio and Total Return Bond Portfolio. The Master Trust Board also reviewed and re-approved: an investment sub-advisory agreement with Galliard Capital Management, Inc. ("Galliard") for the Managed Fixed Income Portfolio and Stable Income Portfolio. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management and Galliard (the "Sub-Advisers") are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 25-26, 2010 (the "Meeting"), the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Boards also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

The Diversified Bond Fund is a gateway blended fund that invests all of its assets in certain portfolios of Master Trust. The Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund are gateway feeder funds that invest all of their assets in the Inflation-Protected Bond Portfolio, Stable Income Portfolio and Total Return Bond Portfolio, respectively, each of which has a substantially similar investment objective and substantially similar investment strategies to the respective Fund. Information provided to the Boards regarding these Funds is also applicable to the Master Portfolios identified above, as relevant.

NATURE, EXTENT AND QUALITY OF SERVICES

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. The Boards also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Boards received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

                     Wells Fargo Advantage Income Funds 147


Other Information (Unaudited)

The Boards evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over the course of interacting with Funds Management and the Sub-Advisers about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, each Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Sub-Advisers.

FUND PERFORMANCE AND EXPENSES

The Boards considered the performance results for the Funds over various time periods ended December 31, 2009. With respect to the Funds Trust Funds, the Funds Trust Board also considered these results in comparison to the median performance of a universe of relevant funds (the "Universe") that was determined by Lipper Inc. ("Lipper") to be similar to the Funds Trust Funds, and in comparison to each Funds Trust Fund's benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Funds Trust Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Funds Trust Board noted that the performance of the Funds Trust Funds was higher than, in range of or not appreciably lower than the median performance of each Funds Trust Fund's Universe for all periods under review, except for the Diversified Bond Fund and Total Return Bond Fund. The Funds Trust Board also noted that the performance of the Total Return Bond Fund was higher than the median performance of its Universe for all periods under review, except for the one-year period. The Funds Trust Board further noted that the performance of the Diversified Bond Fund was lower than the median performance of its Universe for all periods under review and warranted further discussion. As part of its further review, the Funds Trust Board received an analysis of, and discussed factors contributing to, the underperformance of the Diversified Bond Fund. The Funds Trust Board noted actions that had been taken that were designed to address such Fund's underperformance.

With respect to the Master Portfolios, the Master Trust Board reviews performance on both an absolute basis and relative to a universe of relevant funds on a quarterly basis. The Master Trust Board also took note of the performance of the Master Portfolios in the context of reviewing the performance of the Funds Trust Funds.

The Funds Trust Board received and considered information regarding the Funds Trust Funds' contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Funds Trust Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (the "Expense Group") that was determined by Lipper to be similar to the Funds Trust Funds. The Funds Trust Board received a description of the methodology used by Lipper to select the mutual funds in the Funds Trust Funds' Expense Group. The Funds Trust Board noted that the net operating expense ratios of the Funds Trust Funds were in range of or lower than the median rate of each Fund's Expense Group, except for the Investor Class of the Income Plus Fund and the Total Return Bond Fund.

With respect to the Master Portfolios, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below) and the rates payable pursuant to a custody agreement, in each case relative to an Expense Group.

Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Boards reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), on a stand-alone basis and, with

                     148 Wells Fargo Advantage Income Funds


                                                   Other Information (Unaudited)

respect to the Funds Trust Funds, on a combined basis with the Funds Trust Funds' administration fee rates. The Funds Trust Board took into account the separate administrative and other services covered by the administration fee rates. The Funds Trust Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Funds Trust Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Funds Trust Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with the median rate of those of other funds in each Fund's Expense Group. The Funds Trust Board noted that the Advisory Agreement Rates for the Funds were in range of the median rate of each Fund's Expense Group, except for the Stable Income Fund and the Investor Class of the Total Return Bond Fund. The Funds Trust Board also noted that the Net Advisory Rates for the Funds Trust Funds were lower than or in range of the median rate of each Funds Trust Fund's Expense Group, except for the Investor Class and Class A of the Total Return Bond Fund and the Investor Class of the Income Plus Fund. The Funds Trust Board further noted that Funds Management had agreed to continue contractual fee cap arrangements for the Funds Trust Funds, and, with respect to certain Funds Trust Funds, agreed to additional contractual fee reductions, that were designed to lower the Funds Trust Funds' expenses.

With respect to the Funds Trust Funds, the Funds Trust Board concluded that the Advisory Agreement Rates, both with and without administration fee rates and before and after waivers and taking into account changes in Advisory Agreement Rates with respect to the Income Plus Fund, were acceptable in light of the Funds Trust Funds' Expense Group information, the net expense ratio commitments and the services covered by the Advisory Agreements.

THE MASTER PORTFOLIOS

The Master Trust Board received and considered information comparing the Advisory Agreement Rate with the median rate of other funds in each Master Portfolio's Expense Group. The Master Trust Board noted that the Advisory Agreement Rates for the Master Portfolios were in range of the median rate of the Expense Group.

The Master Trust Board concluded that the Advisory Agreement Rates were acceptable in light of the Master Portfolios' Expense Group information and the services covered by the Advisory Agreements.

SUB-ADVISORY AGREEMENT RATES

Both the Funds Trust Board and the Master Trust Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreements.

PROFITABILITY

The Boards received and considered a profitability analysis of Funds Management based on the Advisory Agreement Rates and Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses that provide services to the Funds. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable.

The Boards did not consider separate profitability information with respect to Wells Capital Management and Galliard, because, as affiliates of Funds Management, their profitability information was subsumed in the profitability analysis provided by Funds Management.

ECONOMIES OF SCALE

The Boards received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Funds. The Boards also considered information provided by Funds Management in separate presentations on advisory fee breakpoints and economies of scale made at the Meeting. The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and

                     Wells Fargo Advantage Income Funds 149


Other Information (Unaudited)

services, not just with respect to a single fund. The Boards concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders/interestholders, most particularly through Advisory Agreement Rate breakpoints and fee waiver and expense reimbursement arrangements applicable to the Funds.

INFORMATION ABOUT SERVICES AND FEES OFFERED TO OTHER CLIENTS

The Boards also received and considered information about the nature and extent of services and fee rates offered by Funds Management to similarly situated series of the Trusts, and those offered by the Sub-Advisers to other clients. The Boards concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within an acceptable range of the fee rates offered to similarly situated series of the Trusts by Funds Management and to other clients by the Sub-Advisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUB-ADVISERS

The Boards received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds Trust Funds and Master Portfolios. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds Trust Funds and Master Portfolios and benefits potentially derived from an increase in Funds Management's and the Sub-Advisers' business as a result of their relationship with the Funds Trust Funds and Master Portfolios (such as the ability to market to shareholders/interestholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

The Boards have reviewed information about the policies of the Sub-Advisers in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Boards have reviewed information about Funds Management's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Boards also considered the markets for distribution of the Funds Trust Funds' shares, including the multiple channels through which the Funds Trust Funds' shares are offered and sold. The Boards noted that the Funds Trust Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Boards review detailed materials received from Funds Management and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess information about the quality of the services that the Funds receive throughout the year. In this regard, the Boards have reviewed reports of Funds Management at each of their quarterly meetings, which include, among other things, portfolio reviews and fund performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year.

CONCLUSION

After considering the above-described factors and based on their deliberations and their evaluation of the information described above, the Boards concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders/interestholders. Accordingly, the Boards unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

                     150 Wells Fargo Advantage Income Funds


                                                           List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       --   Association of Bay Area Governments
ADR        --   American Depositary Receipt
AMBAC      --   American Municipal Bond Assurance Corporation
AMT        --   Alternative Minimum Tax
ARM        --   Adjustable Rate Mortgages
BART       --   Bay Area Rapid Transit
CDA        --   Community Development Authority
CDO        --   Collateralized Debt Obligation
CDSC       --   Contingent Deferred Sales Charge
CGIC       --   Capital Guaranty Insurance Company
CGY        --   Capital Guaranty Corporation
CIFG       --   CDC (Caisse des Depots et Consignations) IXIS Financial
                Guarantee
COP        --   Certificate of Participation
CP         --   Commercial Paper
CTF        --   Common Trust Fund
DW&P       --   Department of Water & Power
DWR        --   Department of Water Resources
ECFA       --   Educational & Cultural Facilities Authority
EDFA       --   Economic Development Finance Authority
ETET       --   Eagle Tax-Exempt Trust
ETF        --   Exchange-Traded Fund
FFCB       --   Federal Farm Credit Bank
FGIC       --   Financial Guaranty Insurance Corporation
FHA        --   Federal Housing Authority
FHAG       --   Federal Housing Agency
FHLB       --   Federal Home Loan Bank
FHLMC      --   Federal Home Loan Mortgage Corporation
FNMA       --   Federal National Mortgage Association
FSA        --   Farm Service Agency
GDR        --   Global Depositary Receipt
GNMA       --   Government National Mortgage Association
GO         --   General Obligation
HCFR       --   Healthcare Facilities Revenue
HEFA       --   Health & Educational Facilities Authority
HEFAR      --   Higher Education Facilities Authority Revenue
HFA        --   Housing Finance Authority
HFFA       --   Health Facilities Financing Authority
HUD        --   Housing & Urban Development
IDA        --   Industrial Development Authority
IDAG       --   Industrial Development Agency
IDR        --   Industrial Development Revenue
LIBOR      --   London Interbank Offered Rate
LLC        --   Limited Liability Company
LOC        --   Letter of Credit
LP         --   Limited Partnership
MBIA       --   Municipal Bond Insurance Association
MFHR       --   Multi-Family Housing Revenue
MFMR       --   Multi-Family Mortgage Revenue
MMD        --   Municipal Market Data
MTN        --   Medium Term Note
MUD        --   Municipal Utility District
NATL-RE    --   National Public Finance Guarantee Corporation
PCFA       --   Pollution Control Finance Authority
PCR        --   Pollution Control Revenue
PFA        --   Public Finance Authority
PFFA       --   Public Facilities Financing Authority
plc        --   Public Limited Company
PSFG       --   Public School Fund Guaranty
R&D        --   Research & Development
RDA        --   Redevelopment Authority
RDFA       --   Redevelopment Finance Authority
REITS      --   Real Estate Investment Trusts
SFHR       --   Single Family Housing Revenue
SFMR       --   Single Family Mortgage Revenue
SLMA       --   Student Loan Marketing Association
SPDR       --   Standard & Poor's Depositary Receipts
STIT       --   Short-Term Investment Trust
TBA        --   To Be Announced
TRAN       --   Tax Revenue Anticipation Notes
USD        --   Unified School District
XLCA       --   XL Capital Assurance

(GRAPHIC)
REDUCE CLUTTER. SAVE TREES.

(WELLS FARGO ADVANTAGE FUNDS LOGO)

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

The "Dow Jones Target Date Indexes" are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME"). "Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones Trademark Holdings, LLC., and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                                                       (GRAPHIC)
                                                       Printed on Recycled paper

(C) 2010 Wells Fargo Funds Management, LLC. All rights reserved.

                        www.wellsfargo.com/advantagefunds

                                                                    124148 07-10
                                                                AILD/AR103 05-10

                       (WELLS FARGO ADVANTAGE FUNDS LOGO)


(GRAPHIC) REDUCE CLUTTER. SAVE TREES.
Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

(GRAPHIC)                         Annual Report

                                  May 31, 2010

WELLS FARGO ADVANTAGE INCOME FUNDS

-    WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND

-    WELLS FARGO ADVANTAGE HIGH INCOME FUND

-    WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND

-    WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND

-    WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND

REDUCE CLUTTER. SAVE TREES.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

Contents

LETTER TO SHAREHOLDERS ...................................................     2
PERFORMANCE HIGHLIGHTS
Government Securities Fund ...............................................     6
High Income Fund .........................................................    12
Short-Term Bond Fund .....................................................    18
Short-Term High Yield Bond Fund ..........................................    22
Ultra Short-Term Income Fund .............................................    26
FUND EXPENSES ............................................................    31
PORTFOLIO OF INVESTMENTS
Government Securities Fund ...............................................    34
High Income Fund .........................................................    41
Short-Term Bond Fund .....................................................    48
Short-Term High Yield Bond Fund ..........................................    58
Ultra Short-Term Income Fund .............................................    64
FINANCIAL STATEMENTS
Statements of Assets and Liabilities .....................................    74
Statements of Operations .................................................    76
Statements of Changes in Net Assets ......................................    78
Financial Highlights .....................................................    84
NOTES TO FINANCIAL STATEMENTS ............................................    90
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................   105
OTHER INFORMATION ........................................................   106
LIST OF ABBREVIATIONS ....................................................   112

The views expressed are as of May 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INCOME FUNDS.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(GRAPHIC)

WELLS FARGO

INVESTMENT HISTORY

1971 INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978 ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT
     PORTFOLIO MANAGEMENT.

1985 ONE OF THE FIRST FIRMS TO CREATE A THREE- WAY ASSET ALLOCATION FUND THAT
     "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY MODELS INDICATE WILL PERFORM BETTER.

1994 INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX
     OVER SPECIFIC TIME HORIZONS.

1997 WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF FUNDS"
     THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999 REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO THE
     WELLS FARGO FUNDS(R).

2003 EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM
     MONTGOMERY ASSET MANAGEMENT, LLC.

2004 ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING THE
     COOKE & BIELER VALUE FUNDS.

2005 WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO ADVANTAGE
     FUNDS, FORMING A FUND FAMILY OF MORE THAN 100 FUNDS AND PLACING IT AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006 ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE
     WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. And, because we're part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

EXPERTISE

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn't end with our expertise in manager selection--risk management, analysis, and rigorous ongoing review seek to ensure each manager's investment process remains consistent.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS, the Wells Fargo Managed Account Services, and certain 529 college savings plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 100 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $160 BILLION IN ASSETS UNDER MANAGEMENT, AS OF MAY 31, 2010.

EQUITY FUNDS
Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Classic Value Fund
Common Stock Fund
Core Equity Fund
Disciplined Global Equity Fund
Disciplined U.S. Core Fund
Disciplined Value Fund
Discovery Fund+
Diversified Equity Fund
Diversified International Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Value Fund
Global Opportunities Fund
Growth Fund
Growth Opportunities Fund
Health Care Fund
Index Fund
International Equity Fund
International Value Fund
Intrinsic Small Cap Value Fund
Intrinsic Value Fund
Intrinsic World Equity Fund
Large Cap Core Fund
Large Cap Growth Fund
Large Company Value Fund
Mid Cap Growth Fund
Omega Growth Fund
Opportunity Fund+
Precious Metals Fund
Premier Large Company Growth Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Core Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Special Mid Cap Value Fund
Special Small Cap Value Fund
Specialized Technology Fund
Strategic Large Cap Growth Fund
Traditional Small Cap Growth Fund
Utility and Telecommunications Fund

BOND FUNDS
Adjustable Rate Government Fund
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Government Securities Fund
High Income Fund
High Yield Bond Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
International Bond Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short Duration Government Bond Fund
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS
Asset Allocation Fund
Conservative Allocation Fund
Diversified Capital Builder Fund
Diversified Income Builder Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund+
Target 2010 Fund+
Target 2015 Fund+
Target 2020 Fund+
Target 2025 Fund+
Target 2030 Fund+
Target 2035 Fund+
Target 2040 Fund+
Target 2045 Fund+
Target 2050 Fund+

MONEY MARKET FUNDS
100% Treasury Money Market Fund
California Municipal Money Market Fund
California Municipal Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Cash Management Money Market Fund
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund

VARIABLE TRUST FUNDS(1)
VT Core Equity Fund
VT Discovery Fund+
VT Index Asset Allocation Fund
VT International Equity Fund
VT Intrinsic Value Fund
VT Omega Growth Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small Cap Value Fund
VT Total Return Bond Fund

This represents the Wells Fargo Advantage Fund lineup as of July 19, 2010.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

(1.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), and WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE ANNUAL REPORT.

                      2 Wells Fargo Advantage Income Funds


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)


KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

FIXED-INCOME SECURITIES THAT PERFORMED THE WORST DURING THE CREDIT CRISIS OF 2008 GENERALLY PERFORMED THE BEST OVER THE RECENT 12-MONTH PERIOD, OFFERING INVESTORS ATTRACTIVE RETURNS IN SEVERAL FIXED-INCOME ASSET CLASSES.

Dear Valued Shareholder,

We are pleased to offer you this annual report for the Wells Fargo Advantage Income Funds that covers the 12-month period that ended May 31, 2010. During the recent 12-month period, fixed-income markets continued to show steady trends of improvement, resulting in positive returns in nearly every sector of the bond markets. These broad trends only modestly pulled back at the end of the period with the return of some risk aversion due to concerns over sovereign debt issues in Europe. Nonetheless, fixed-income securities that performed the worst during the credit crisis of 2008 generally performed the best over the recent 12-month period, offering investors attractive returns in several fixed-income asset classes.

The most notable returns among fixed-income asset classes over the 12-month period came from the lower-quality credit sectors, as investor confidence strengthened throughout the second half of 2009 and the first four months of 2010. As such, the riskier areas of the fixed-income markets provided some of the best 12-month returns. High-yield bonds performed strongly, with CCC-rated securities providing some of the highest returns on record, and AAA-rated securities producing the lowest returns. U.S. Treasuries also offered positive returns; however, they were the lowest-performing sector of the fixed-income markets during the 12-month period. Markets ended the period with a return of volatility but only after several strong months of considerable improvement in investor confidence and in the overall health of the credit system. Fixed-income investors were generally rewarded for their risk appetites over the 12-month period, despite a modest retreat in asset values in May 2010. As the period came to a close, investors appeared somewhat concerned about global sovereign debt risks and the potential for increasing interest rates at some point down the line, but less concerned with the risks of a deepening recession, as they were in mid-2009.

GOVERNMENT INTERVENTIONS INSPIRED STRONG PERFORMANCE IN THE FIXED-INCOME
MARKETS.

In the early months of 2009, concerns over deflationary pressures were rampant. Investors were still wary of market risks, deepening economic declines, and whether government interventions would be effective in bolstering the financial system. Whether economic conditions would improve in the near term was not as important to the markets as the basic understanding that they would likely not get any worse. Extensive government policy measures--including extraordinarily accommodative monetary policy in the first half of 2009--bolstered investor confidence, which suddenly made several securities that had been priced for the worst-case scenarios become attractively undervalued in the assessment of many investors. Both equity markets and non-U.S. Treasury fixed-income markets rallied for most of the rest of 2009. Thus, the recent 12-month period that ended May 31, 2010, began with a strong rally and increasing confidence in the fixed-income markets.

This restoration of investor confidence proved to be an essential component of the broader equity and fixed-income rallies. Once investors trusted that financial companies were not going to slide into insolvency, the prospects for a broader economic recovery began to take root and lasted for much of the 12-month period. The high-yield market continued to perform strongly over the period, only showing the first signs of pulling back a bit in February and May of 2010. But in

                      Wells Fargo Advantage Income Funds 3


Letter to Shareholders

general, investment strategies that favored riskier securities throughout the 12-month period generally outperformed strategies that preferred higher-quality assets. Thus, investors most willing to add risk to their portfolios were rewarded the most. The CCC-rated credit tier of the Barclays Capital High Yield Index returned 42% during the 12-month period, while the BB-rated credit tier returned 23%. In the investment-grade fixed-income markets, yields were correspondingly lower in each respectively higher credit tier. The A-rated credit tier of the Barclays Capital Aggregate Index returned 15% over the 12-month period, while the AA-rated tier returned 12% and the AAA-rated tier returned 6%. Thus, even returns in the highest-grade sectors were generally far more generous than the low-interest-rate environment of 0.00% to 0.25% would suggest. In view of those steady, low interest rates, returns of more than 4% over the 12-month period were considerably generous.

CREDIT MARKETS PERFORMED STRONGLY, DESPITE A RETURN OF VOLATILITY AT THE END OF THE PERIOD.

Virtually all fixed-income sectors produced strong returns over the 12-month period, with the corporate bond subsector of the Barclays Capital Aggregate Index returning 16% over the period, the commercial mortgage-backed securities subsector returning 28%, and the asset-backed securities subsector returning 12%. The Barclays Capital Aggregate Index returned 8%, while the U.S. Treasury subsector returned 4%. This was quite a strong 12-month period for the credit markets, despite some declines in valuations during May 2010 with the return of risk aversion from global sovereign debt concerns. Despite the temporary anxiety across the securities markets, signs of economic strengthening in the United States continued to show up in measures of retail sales and durable goods orders in the first half of 2010. Consumer confidence also continued to tick higher in the first half of 2010, and it appeared that consumers' thrifty habits developed during the recession slackened a bit, as consumer spending surged higher.

WHILE WE CANNOT SAY DEFINITIVELY WHAT NEAR-TERM PERFORMANCE WILL LOOK LIKE, WE CONTINUE TO ENCOURAGE INVESTORS TO MAINTAIN FULLY DIVERSIFIED, ACTIVELY MANAGED PORTFOLIOS, WHICH MAY PROVIDE BETTER PROTECTION FROM RISK AND ADDED OPPORTUNITIES TO CAPTURE RELATIVE VALUE.

We observed several indications that natural business forces are trending toward a cyclical expansion that can sustain itself without ongoing government supportive measures. In our view, though, we will likely continue to remain in a historically low interest-rate environment for much, if not all, of 2010, as inflation remains constrained and economic recovery is still in the early stages. Although several economic indicators continue to suggest positive recovery from the recession, we are not quite restored. Unemployment remains high, many areas of the economy have still not recovered, and housing market conditions are still uncertain. However, such conditions can often produce unique opportunities to invest in a recovery. While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide better protection from risk and added opportunities to capture relative value. While heightened volatility may be uncomfortable to experience in the short term, it often leads to unique opportunities to add relative value for investors with long-term investment horizons.

In our opinion, diligent and earnest assessment of the fundamental risks in individual fixed-income securities will be a key differentiating factor between which investment strategies perform well and which do not. At WELLS FARGO ADVANTAGE FUNDS(R), we intend to continue measuring relative-value opportunities

                      4 Wells Fargo Advantage Income Funds


                                                          Letter to Shareholders

in the fixed-income markets and across our lineup of Wells Fargo Advantage Income Funds. We believe it is particularly important to have diligent investment analysts in charge of investor assets in changing markets. As evidenced by the performance of fixed-income assets during the recent 12-month period, heightened risks also often accompany such opportunities.

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

While periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. As a whole, WELLS FARGO ADVANTAGE FUNDS represents investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of investment styles and asset classes.

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                      6 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND (the Fund) seeks current income.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael J. Bray, CFA
Jay N. Mueller, CFA

FUND INCEPTION

October 29, 1986

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF MAY 31, 2010

                                                1 Year
                                                ------
Investor Class                                   6.53%
Barclays Capital U.S. Aggregate Excluding
   Credit Bond Index(1)                          6.47%
Barclays Capital Intermediate U.S. Government
   Bond Index(2)                                 4.01%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.96% AND 0.97%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(3)
(AS OF MAY 31, 2010)

                              (PERFORMANCE GRAPH)

             WELLS FARGO ADVANTAGE   WELLS FARGO ADVANTAGE   BARCLAYS CAPITAL    BARCLAYS CAPITAL U.S.
             GOVERNMENT SECURITIES   GOVERNMENT SECURITIES   INTERMEDIATE U.S.   AGGREGATE EXCLUDING
                 FUND - CLASS A      FUND - INVESTOR CLASS   GOVERNMENT BOND      CREDIT BOND INDEX
             ---------------------   ---------------------   -----------------   ---------------------
 5/31/2000            9,550                  10,000               10,000
 6/30/2000            9,721                  10,191               10,159
 7/31/2000            9,802                  10,277               10,226
 8/31/2000            9,936                  10,408               10,341
 9/30/2000           10,000                  10,477               10,431
10/31/2000           10,081                  10,564               10,503
11/30/2000           10,247                  10,739               10,657
12/31/2000           10,434                  10,937               10,845
 1/31/2001           10,588                  11,101               10,989
 2/28/2001           10,681                  11,201               11,090
 3/31/2001           10,740                  11,266               11,171
 4/30/2001           10,674                  11,199               11,135
 5/31/2001           10,728                  11,258               11,181                10,000
 6/30/2001           10,762                  11,297               11,217                10,033
 7/31/2001           10,996                  11,545               11,426                10,244
 8/31/2001           11,125                  11,683               11,528                10,354
 9/30/2001           11,295                  11,863               11,774                10,524
10/31/2001           11,543                  12,136               11,958                10,729
11/30/2001           11,382                  11,960               11,815                10,562
12/31/2001           11,316                  11,895               11,758                10,496
 1/31/2002           11,379                  11,962               11,809                10,580
 2/28/2002           11,482                  12,073               11,906                10,691
 3/31/2002           11,260                  11,841               11,727                10,520
 4/30/2002           11,514                  12,109               11,946                10,745
 5/31/2002           11,604                  12,206               12,030                10,818
 6/30/2002           11,731                  12,340               12,180                10,939
 7/31/2002           11,964                  12,587               12,409                11,120
 8/31/2002           12,156                  12,791               12,551                11,273
 9/30/2002           12,385                  13,034               12,767                11,445
10/31/2002           12,324                  12,982               12,758                11,421
11/30/2002           12,238                  12,894               12,657                11,366
12/31/2002           12,476                  13,138               12,891                11,565
 1/31/2003           12,464                  13,140               12,863                11,565
 2/28/2003           12,626                  13,313               13,008                11,699
 3/31/2003           12,622                  13,298               13,011                11,684
 4/30/2003           12,676                  13,368               13,047                11,737
 5/31/2003           12,923                  13,631               13,252                11,900
 6/30/2003           12,873                  13,568               13,230                11,878
 7/31/2003           12,426                  13,110               12,909                11,520
 8/31/2003           12,493                  13,182               12,932                11,591
 9/30/2003           12,819                  13,527               13,213                11,861
10/31/2003           12,680                  13,369               13,083                11,756
11/30/2003           12,687                  13,378               13,084                11,775
12/31/2003           12,808                  13,506               13,186                11,891
 1/31/2004           12,910                  13,614               13,258                11,978
 2/29/2004           13,048                  13,773               13,384                12,100
 3/31/2004           13,144                  13,875               13,477                12,181
 4/30/2004           12,780                  13,479               13,176                11,888
 5/31/2004           12,728                  13,425               13,134                11,853
 6/30/2004           12,775                  13,489               13,167                11,926
 7/31/2004           12,884                  13,593               13,263                12,035
 8/31/2004           13,098                  13,832               13,459                12,247
 9/30/2004           13,158                  13,884               13,465                12,269
10/31/2004           13,221                  13,954               13,547                12,366
11/30/2004           13,128                  13,856               13,421                12,276
12/31/2004           13,218                  13,952               13,494                12,373
 1/31/2005           13,279                  14,030               13,511                12,444
 2/28/2005           13,209                  13,957               13,436                12,371
 3/31/2005           13,189                  13,924               13,403                12,337
 4/30/2005           13,347                  14,103               13,559                12,504
 5/31/2005           13,467                  14,216               13,667                12,627
 6/30/2005           13,525                  14,289               13,712                12,686
 7/31/2005           13,415                  14,171               13,595                12,575
 8/31/2005           13,569                  14,320               13,746                12,726
 9/30/2005           13,444                  14,200               13,640                12,614
10/31/2005           13,357                  14,094               13,583                12,526
11/30/2005           13,394                  14,147               13,639                12,575
12/31/2005           13,509                  14,253               13,721                12,693
 1/31/2006           13,508                  14,252               13,720                12,702
 2/28/2006           13,533                  14,291               13,723                12,740
 3/31/2006           13,417                  14,154               13,681                12,631
 4/30/2006           13,391                  14,127               13,693                12,616
 5/31/2006           13,367                  14,114               13,698                12,605
 6/30/2006           13,394                  14,143               13,722                12,633
 7/31/2006           13,555                  14,312               13,866                12,800
 8/31/2006           13,744                  14,497               14,022                12,984
 9/30/2006           13,853                  14,611               14,123                13,088
10/31/2006           13,922                  14,697               14,190                13,170
11/30/2006           14,059                  14,841               14,304                13,313
12/31/2006           13,981                  14,759               14,249                13,246
 1/31/2007           13,957                  14,732               14,251                13,240
 2/28/2007           14,163                  14,949               14,429                13,425
 3/31/2007           14,180                  14,966               14,467                13,445
 4/30/2007           14,252                  15,027               14,531                13,511
 5/31/2007           14,130                  14,898               14,448                13,418
 6/30/2007           14,090                  14,870               14,467                13,385
 7/31/2007           14,259                  15,033               14,645                13,515
 8/31/2007           14,442                  15,225               14,852                13,692
 9/30/2007           14,542                  15,330               14,953                13,794
10/31/2007           14,656                  15,450               15,043                13,907
11/30/2007           14,943                  15,767               15,406                14,196
12/31/2007           14,957                  15,780               15,455                14,240
 1/31/2008           15,283                  16,109               15,820                14,499
 2/29/2008           15,352                  16,196               15,992                14,517
 3/31/2008           15,422                  16,269               16,091                14,624
 4/30/2008           15,273                  16,096               15,876                14,560
 5/31/2008           15,149                  15,979               15,733                14,462
 6/30/2008           15,210                  16,029               15,795                14,470
 7/31/2008           15,186                  16,017               15,878                14,481
 8/31/2008           15,334                  16,157               16,000                14,626
 9/30/2008           15,419                  16,246               16,077                14,664
10/31/2008           15,193                  16,023               16,136                14,460
11/30/2008           15,594                  16,429               16,689                14,905
12/31/2008           16,103                  16,980               17,068                15,360
 1/31/2009           15,973                  16,846               16,852                15,187
 2/28/2009           15,980                  16,852               16,822                15,186
 3/31/2009           16,274                  17,161               17,055                15,457
 4/30/2009           16,248                  17,133               16,932                15,437
 5/31/2009           16,234                  17,102               16,855                15,436
 6/30/2009           16,253                  17,121               16,809                15,440
 7/31/2009           16,381                  17,271               16,882                15,589
 8/31/2009           16,551                  17,450               16,989                15,716
 9/30/2009           16,701                  17,607               17,083                15,849
10/31/2009           16,766                  17,674               17,122                15,923
11/30/2009           17,004                  17,924               17,331                16,121
12/31/2009           16,680                  17,583               17,013                15,842
 1/31/2010           16,935                  17,850               17,234                16,083
 2/28/2010           16,985                  17,902               17,308                16,141
 3/31/2010           16,943                  17,857               17,203                16,101
 4/30/2010           17,076                  17,997               17,326                16,239
 5/31/2010           17,287                  18,218               17,532                16,435

----------
(1.) The Barclays Capital U.S. Aggregate Excluding Credit Bond Index is composed of the Barclays Capital U.S. Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index and it includes Treasury issues, agency issues, and mortgage-backed securities. You cannot invest directly in an index.

(2.) The Barclays Capital Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.

                      Wells Fargo Advantage Income Funds 7


Performance Highlights (Unaudited)

                    WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund's performance outpaced the Barclays Capital U.S. Aggregate Excluding Credit Bond Index and the Barclays Capital Intermediate U.S. Government Bond Index over the 12-month period that ended May 31, 2010.

- In the fall of 2008, we opportunistically increased our exposure to U.S. Treasuries and agency debentures when they suffered in a material way. This strategy ultimately contributed to Fund performance later in the period, when the panic in these two markets subsided and the dislocations normalized. Similarly, our overall positioning in the mortgage-backed securities (MBS) sector contributed to the Fund's relative performance. Our overweight in agency pass-throughs added to Fund performance, while our exposure to commercial mortgage-backed securities (CMBS) detracted, in part because of slowing business conditions that kept commercial real estate at risk.

- Among the unknowns that we believe lie ahead are the potentially far-reaching effects of the vast monetary and fiscal initiatives that have been implemented by the government and the possibility that such initiatives will spawn inflation and become increasingly detrimental to the value of the U.S. dollar.

AFTER A LONG AND SEVERE CONTRACTION, THE U.S. ECONOMY REGAINED SOME DEGREE OF FORWARD MOMENTUM OVER THE PAST 12 MONTHS.

The end of the "Great Recession" of 2008-2009 has not yet officially been declared by the National Bureau of Economic Research (NBER). While it may be several months before such a pronouncement is made, it seems likely that one of the summer months of last year will eventually be declared the terminal point of the recession and the beginning of recovery. Among the major indicators used by the NBER's Business Cycle Dating Committee are real Gross Domestic Product
(GDP), industrial production, personal income, and payrolls. All four are currently in expansion territory: real GDP grew in the third quarter of 2009 following four straight quarters of contraction; industrial production turned positive last July; personal income has been steadily rising since August; and payrolls finally bottomed out around the beginning of this year.

----------
(3.) The chart compares the performance of the WELLS FARGO ADVANTAGE GOVERNMENT
     SECURITIES FUND Class A and Investor Class shares for the most recent ten years with the Barclays Capital Intermediate U.S. Government Bond Index and the Barclays Capital U.S. Aggregate Excluding Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                      8 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND (CONTINUED)

Historically, deep recessions have been followed by robust recoveries. The rebound from the severe 1981-1982 recession, for example, featured six quarters in which real growth averaged 7.7%. That recovery also featured a quick and powerful increase in employment. Payrolls rose by about 5.7 million over those same six quarters, for an average of more than 300,000 net jobs per month.

Unfortunately, the current recovery has yet to exhibit such symmetry. Real growth averaged 3.6% over the past three quarters--less than half the 1983-1984 pace. Employment indicators have likewise shown only modest improvement. Private payrolls increased by about 100,000 per month in the first five months of this year, and the employment rate has yet to drop significantly.

While a more vigorous growth rate would be welcome in many quarters, a tepid recovery is certainly better than no recovery. The turn from contraction to expansion has been accompanied by a substantial improvement in corporate profits, a dramatic healing of credit conditions, and a powerful rally in the U.S. stock market. A lukewarm recovery has also permitted interest rates to remain relatively low, since inflation pressures are still muted, and the Federal Reserve sees no urgent need to raise its targets.

PORTFOLIO ALLOCATION(4)
(AS OF MAY 31, 2010)

                                  (PIE CHART)

Agency Securities                               40%
Asset Backed Securities                          1%
Collateralized Mortgage Obligations             13%
U.S. Treasury Securities                        22%
Short-Term Investments                          22%
Other                                            2%

THE FLIGHT TO SAFETY REVERSED DURING THE PERIOD.

In a severe economic downturn, investors are faced with two threats: a deterioration in fundamental conditions and a downward spiral of sentiment that may lead to outright panic. In the first few months of 2009, both fundamentals and investor confidence collapsed, leading to a stampede into U.S. Treasury obligations, perceived as the safest possible place to hide from the storm. The stock market plummeted, credit markets were in disarray, and Treasury yields fell to their lowest levels in decades. As spring passed into summer and signs of recovery emerged, the panic ebbed and the flight-to-safety trade was reversed to a substantial extent. Stocks rallied, credit spreads narrowed, and overall liquidity improved.

The Fund benefited from this reversal as our overweights in the "spread" sectors--corporate, mortgage-backed, and asset-backed securities
(ABS)--generated significant incremental returns. In addition, we held 14% of the portfolio in high-yield corporate securities, one of the

----------
(4.) Portfolio allocation is subject to change and is calculated based on the total investments of the Fund.

                      Wells Fargo Advantage Income Funds 9


Performance Highlights (Unaudited)

                    WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND (CONTINUED)

highest-returning sectors for the period. While trouble in European debt markets has spilled across the Atlantic and pressured spreads in recent weeks, the market for corporate bonds, MBS, and ABS remains vastly improved from the depths of last year's panic.

ECONOMY IS NO CAKEWALK, BUT NO DOUBLE DIP.

Looking forward, a moderately paced recovery remains our base scenario. The legacy of the burst housing bubble is a wary consumer with a diminished appetite for debt. Consumer credit outstanding has been falling since the middle of 2008, as both borrowers and lenders pull back from the easy credit ethos of the bubble years. In the long run, this new caution, if maintained, will be constructive. In the short run, however, it implies a slower-than-normal rate of consumption growth. Since consumer activity accounts for about 70% of total U.S. GDP, it is difficult to envision a path toward the sort of red-hot recovery enjoyed in the early 1980s.

Neither, though, is there compelling evidence of a double-dip recession. Most major sectors of the economy--notably excluding construction--have a degree of momentum that is unlikely to be reversed in the absence of a severe external shock. While the sovereign funding issues in peripheral Europe could devolve into such a shock, the recent moves to "ring-fence" the very serious fiscal crisis in Greece seem to have been largely successful--at least for now.

An environment of modest growth, low inflation and a highly accommodative monetary policy should be generally supportive of the strategies currently in place in the Fund. We will continue to monitor domestic economic fundamentals, as well as global investor sentiment, and adjust the Fund's holdings accordingly.

                     10 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF MAY 31, 2010)


                                       Including Sales Charge            Excluding Sales Charge                Expense Ratio
                              --------------------------------------   -------------------------------------   -----------------
                              6 Months*   1 Year    5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(6)   Net(6)
                              ---------   -------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (SGVDX)                 (2.91)      1.69     4.16      5.63       1.67      6.48     5.12      6.11      0.92%     0.91%
Class B (WGSBX)**               (3.71)      0.80     3.98      5.54       1.29      5.80     4.32      5.54      1.66%     1.66%
Class C (WGSCX)                   0.28      4.78     4.32      5.24       1.28      5.78     4.32      5.24      1.67%     1.66%
Administrator Class (WGSDX)                                               1.76      6.78     5.34      6.43      0.84%     0.71%
Institutional Class (SGVIX)                                               1.87      6.92     5.55      6.67      0.57%     0.49%
Investor Class (STVSX)                                                    1.64      6.53     5.09      6.18      0.97%     0.96%
Barclays Capital U.S.
   Aggregate Excluding
   Credit Bond Index(1)                                                   1.94      6.47     5.41        NA
Barclays Capital
   Intermediate U.S.
   Government Bond Index(2)                                               1.16      4.01     5.11      5.77

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks. The U.S. Government guarantee applies to certain of the underlying securities and not to shares of the Fund.

----------
(5.) Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for Class A from August 31, 1999 through June 20, 2008 includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to the inception of Class B on July 18, 2008 reflects the performance of Class C and includes expenses that are not applicable to and are higher than those of Class B, adjusted to reflect Class B sales charges. Performance shown prior to the inception of Class C on December 26, 2002 reflects the performance of Investor Class, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of Administrator Class on April 11, 2005 reflects the performance of Institutional Class, adjusted to reflect Administrator Class expenses.

(6.) The adviser has committed to waive fees and/or reimburse expenses to maintain the Fund's net expense ratio as shown, excluding acquired fund fees. The contractual waiver end date for Class A, Class C, Administrator Class and Institutional Class is July 12, 2013 and for Investor Class shares is November 30, 2010. Without these reductions, the Fund's returns would have been lower, and the rankings and ratings may have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                     12 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE HIGH INCOME FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE HIGH INCOME FUND (the Fund) seeks total return, consisting of a high level of current income and capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION

December 28, 1995

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF MAY 31, 2010

                                                           1 Year
                                                           ------
Investor Class                                             17.28%
Barclays Capital U.S. Corporate High Yield Bond Index(1)   28.79%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.95% AND 1.12%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF MAY 31, 2010)

                               (PERFORMANCE GRAPH)

                                                                         BARCLAYS CAPITAL U.S.
             WELLS FARGO ADVANTAGE HIGH    WELLS FARGO ADVANTAGE HIGH        CORPORATE HIGH
               INCOME FUND - CLASS A      INCOME FUND - INVESTOR CLASS      YIELD BOND INDEX
             --------------------------   ----------------------------   ---------------------
 5/31/2000              9,550                        10,000                      10,000
 6/30/2000              9,767                        10,239                      10,204
 7/31/2000              9,796                        10,262                      10,281
 8/31/2000              9,897                        10,380                      10,352
 9/30/2000              9,832                        10,314                      10,261
10/31/2000              9,521                         9,991                       9,933
11/30/2000              8,705                         9,137                       9,539
12/31/2000              9,000                         9,448                       9,724
 1/31/2001              9,931                        10,426                      10,452
 2/28/2001              9,955                        10,454                      10,591
 3/31/2001              9,592                        10,076                      10,342
 4/30/2001              9,474                         9,965                      10,213
 5/31/2001              9,523                        10,007                      10,397
 6/30/2001              9,104                         9,570                      10,105
 7/31/2001              9,144                         9,626                      10,254
 8/31/2001              9,183                         9,668                      10,375
 9/30/2001              8,386                         8,822                       9,678
10/31/2001              8,543                         8,987                       9,917
11/30/2001              8,930                         9,392                      10,279
12/31/2001              8,906                         9,381                      10,237
 1/31/2002              9,025                         9,507                      10,308
 2/28/2002              8,838                         9,301                      10,164
 3/31/2002              8,922                         9,403                      10,409
 4/30/2002              8,912                         9,396                      10,571
 5/31/2002              8,731                         9,209                      10,517
 6/30/2002              8,115                         8,563                       9,741
 7/31/2002              7,760                         8,190                       9,316
 8/31/2002              7,820                         8,253                       9,582
 9/30/2002              7,750                         8,179                       9,456
10/31/2002              7,736                         8,165                       9,373
11/30/2002              8,220                         8,674                       9,954
12/31/2002              8,299                         8,756                      10,093
 1/31/2003              8,467                         8,934                      10,429
 2/28/2003              8,626                         9,103                      10,558
 3/31/2003              8,846                         9,336                      10,861
 4/30/2003              9,231                         9,759                      11,506
 5/31/2003              9,261                         9,779                      11,625
 6/30/2003              9,536                        10,070                      11,959
 7/31/2003              9,437                         9,968                      11,827
 8/31/2003              9,519                        10,070                      11,963
 9/30/2003              9,756                        10,322                      12,290
10/31/2003              9,933                        10,497                      12,539
11/30/2003             10,082                        10,658                      12,729
12/31/2003             10,319                        10,925                      13,017
 1/31/2004             10,470                        11,088                      13,265
 2/29/2004             10,427                        11,044                      13,232
 3/31/2004             10,519                        11,129                      13,322
 4/30/2004             10,515                        11,139                      13,232
 5/31/2004             10,366                        10,983                      13,008
 6/30/2004             10,483                        11,107                      13,194
 7/31/2004             10,647                        11,280                      13,374
 8/31/2004             10,804                        11,432                      13,636
 9/30/2004             10,947                        11,583                      13,834
10/31/2004             11,135                        11,784                      14,084
11/30/2004             11,251                        11,908                      14,254
12/31/2004             11,362                        12,041                      14,466
 1/31/2005             11,378                        12,059                      14,447
 2/28/2005             11,520                        12,211                      14,660
 3/31/2005             11,236                        11,912                      14,233
 4/30/2005             11,125                        11,796                      14,094
 5/31/2005             11,263                        11,943                      14,345
 6/30/2005             11,414                        12,102                      14,626
 7/31/2005             11,568                        12,266                      14,882
 8/31/2005             11,633                        12,320                      14,910
 9/30/2005             11,563                        12,263                      14,761
10/31/2005             11,525                        12,206                      14,658
11/30/2005             11,650                        12,355                      14,735
12/31/2005             11,736                        12,446                      14,861
 1/31/2006             11,905                        12,625                      15,099
 2/28/2006             12,001                        12,710                      15,199
 3/31/2006             12,056                        12,769                      15,290
 4/30/2006             12,127                        12,861                      15,385
 5/31/2006             12,090                        12,822                      15,383
 6/30/2006             12,050                        12,780                      15,329
 7/31/2006             12,155                        12,891                      15,479
 8/31/2006             12,309                        13,055                      15,730
 9/30/2006             12,446                        13,200                      15,953
10/31/2006             12,587                        13,331                      16,170
11/30/2006             12,726                        13,496                      16,441
12/31/2006             12,853                        13,630                      16,622
 1/31/2007             12,980                        13,765                      16,808
 2/28/2007             13,134                        13,928                      17,043
 3/31/2007             13,162                        13,958                      17,061
 4/30/2007             13,337                        14,143                      17,282
 5/31/2007             13,415                        14,226                      17,412
 6/30/2007             13,166                        13,945                      17,099
 7/31/2007             12,765                        13,539                      16,493
 8/31/2007             12,999                        13,787                      16,718
 9/30/2007             13,300                        14,105                      17,156
10/31/2007             13,396                        14,207                      17,259
11/30/2007             13,175                        13,974                      16,884
12/31/2007             13,273                        14,078                      16,934
 1/31/2008             13,070                        13,845                      16,708
 2/29/2008             12,913                        13,698                      16,480
 3/31/2008             12,917                        13,683                      16,423
 4/30/2008             13,277                        14,064                      17,131
 5/31/2008             13,228                        14,034                      17,193
 6/30/2008             12,991                        13,784                      16,712
 7/31/2008             12,884                        13,671                      16,489
 8/31/2008             12,997                        13,791                      16,547
 9/30/2008             12,313                        13,068                      15,227
10/31/2008             10,880                        11,534                      12,805
11/30/2008             10,337                        10,961                      11,612
12/31/2008             10,853                        11,506                      12,505
 1/31/2009             11,451                        12,137                      13,254
 2/28/2009             11,313                        12,011                      12,843
 3/31/2009             11,473                        12,160                      13,252
 4/30/2009             12,217                        12,966                      14,857
 5/31/2009             12,557                        13,304                      15,856
 6/30/2009             12,700                        13,476                      16,310
 7/31/2009             13,322                        14,112                      17,303
 8/31/2009             13,366                        14,158                      17,625
 9/30/2009             13,815                        14,631                      18,629
10/31/2009             14,003                        14,852                      18,964
11/30/2009             14,112                        14,945                      19,155
12/31/2009             14,447                        15,320                      19,783
 1/31/2010             14,559                        15,438                      20,033
 2/28/2010             14,548                        15,426                      20,068
 3/31/2010             14,889                        15,786                      20,697
 4/30/2010             15,173                        16,085                      21,183
 5/31/2010             14,716                        15,602                      20,421

----------
(1.) Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE HIGH INCOME
     FUND Class A and Investor Class shares for the most recent ten years with the Barclays Capital U.S. Corporate High Yield Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                     Wells Fargo Advantage Income Funds 13


Performance Highlights (Unaudited)

                              WELLS FARGO ADVANTAGE HIGH INCOME FUND (CONTINUED)

MANAGER'S DISCUSSION(3)

FUND HIGHLIGHTS

- The Fund underperformed its benchmark, the Barclays Capital U.S. Corporate High Yield Index due to conservative positioning, primarily our underweighting of financials and the CCC-segment of the market.

- We believe that many of the CCC-rated credits continue to carry too much debt. Most of these companies have enough current liquidity to avoid defaulting for the next year or two, but we ultimately believe that they will need to restructure their debt obligations. Consequently, when selecting CCC-rated investments for the Fund, we will focus on issues that we believe can avoid restructuring.

- We underweighted the financials sector because we did not believe that fundamentals were properly reflected in market prices.

CONSERVATIVELY POSITIONED IN A STRONG HIGH-YIELD MARKET

For the 12-month period that ended May 31, 2010, the Barclays Capital High Yield Index returned 28.79%, with positive returns every month until losing 3.59% in May 2010. The Fund has been conservatively positioned since early 2007. Throughout the period, we slowly added risk to the portfolio to reflect improved economic conditions. However, market prices rebounded faster than we expected and security values ended the period in a manner that reflected much stronger economic and earnings growth than we believe is appropriate for the riskier segment of the market.

We believe that the economy will continue to grow, but at a pace that is not strong enough for many of the CCC-rated credits to grow into their balance sheets. Our focus was on adding risk by selecting stronger CCC-rated credits and B-rated credits that would be able to continue to meet their debt obligations while offering greater yields than higher-rated alternatives. Most of the riskier CCC-rated credits rebounded significantly as near-term expectations of default subsided. We agreed that these credits are not likely to default near-term, but that they still carried excessive debt and will ultimately need to restructure through debt exchanges or bankruptcies. The default rate was 10.9% at the start of the period and peaked at 14.5% in November before falling to 7.9% in May.

The economy and the markets have benefited from government stimulus and liquidity programs. Even with this significant injection into the economy, growth

----------
(3.) The ratings indicated in the Manager's Discussions are from Standard &
     Poor's and/or Moody's Investors Service. Credit Quality Ratings: Credit quality ratings apply to corporate and municipal bond issues. Standard and Poor's rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody's rates the creditworthiness of bonds, ranging from Aaa (highest) to CC (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories.

                     14 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE HIGH INCOME FUND (CONTINUED)

rates have rebounded more slowly than in past recessionary periods despite experiencing the deepest recession since the Great Depression. We expect a period of slow growth going forward as the government programs end, the housing market remains fragile, unemployment remains high, the consumer remains overleveraged, and sovereign debt concerns continue, particularly in Europe. Unfortunately, many of the leveraged buyouts done at the market's peak several years ago were capitalized with high debt levels based on continued strong economic growth.

PORTFOLIO ALLOCATION(4)
(AS OF MAY 31, 2010)

                                  (PIE CHART)

Short-Term Investments               6%
Corporate Bonds & Notes             86%
Other                                2%
Foreign Corporate Bonds              6%

DISCIPLINED CREDIT SELECTION

Given that we remained concerned with economic conditions, we continued to be disciplined in our selection of credits and securities. Our goal was to continue to have a well-diversified portfolio that would offer attractive returns to shareholders while limiting exposure to companies with overleveraged balance sheets.

In order to add risk to the portfolio while still investing in credits that met our investment criteria, we repositioned the Fund by shifting our exposure from higher-rated, lower-yielding BBB-rated and BB-rated securities into B-rated securities. We continued to underweight the lowest-rated CCC segment due to the prevalence of overleveraged balance sheets and our economic concerns. During the period, we lowered our cash position from 6.4% to 2.7%. Given the low return for cash, we wanted to be more fully invested in higher-yielding securities to generate additional income for the portfolio. We reduced our BBB-rated securities from 9% to 2% and our BB-rated securities from 36% to 35%, approximately. The cash and sale of BBB-rated and BB-rated credits were reinvested in B-rated securities, where our position increased from approximately 36% to 47%. Our CCC- and lower-rated investments dropped slightly from 14% to 13%, but the benchmark position in CCCs dropped from 27% to 22%, so our underweight position in CCC-rated credits declined from 13% to 9%, approximately.

WE BELIEVE THAT CCC-RATED CREDITS ARE OVERVALUED AND ECONOMIC GROWTH WILL BE TEPID.

The high-yield market rally was driven by improved fundamentals, as well as a search for yield due to the low yields offered in other fixed-income alternatives. We believe that the improved fundamentals justify the strong returns in securities issued by companies with reasonable debt levels. Our analysis focuses on free cash flow relative to outstanding debt, along with debt relative to earnings. The companies that we believe have appropriate debt levels are most of the BB-rated and B-rated issues, along with the better capitalized CCC-rated credits.

----------
(4.) Portfolio allocation is subject to change and is calculated based on the total investments of the Fund.

                     Wells Fargo Advantage Income Funds 15


Performance Highlights (Unaudited)

                              WELLS FARGO ADVANTAGE HIGH INCOME FUND (CONTINUED)

Over the past 20 years, the average CCC-rated price is 76. That average price rallied from 70 at the start of the period in May 2009 to 96 in late April before dropping to 90 at the end of May 2010. Despite the recent drop to 90, we don't believe that current economic conditions justify CCC-rated prices trading well above the long-term average. We expect to remain underweight CCC-rated credits and focus our efforts on higher-quality CCC-rated issues.

Based on our expectation of slow economic growth, we intend to continue investing in companies that are positioned to continue to service their debt obligations and offer attractive opportunities for our investors.

                     16 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE HIGH INCOME FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF MAY 31, 2010)

                                          Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                                  -------------------------------------   -------------------------------------   ----------------
                                  6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(6)  Net(6)
                                  ---------   ------   ------   -------   ---------   ------   ------   -------   --------  ------
Class A (SHBAX)                     (0.41)     11.92    4.53      3.94       4.28      17.20    5.49      4.42      1.07%    0.92%
Class B (WFNBX)**                   (1.11)     11.33    4.34      3.98       3.89      16.33    4.68      3.98      1.83%    1.67%
Class C (WFNCX)                      2.89      15.33    4.68      3.74       3.89      16.33    4.68      3.74      1.82%    1.67%
Institutional Class (SHYYX)                                                  4.48      17.76    5.94      5.02      0.72%    0.52%
Investor Class (STHYX)                                                       4.40      17.28    5.49      4.55      1.12%    0.97%
Barclays Capital U.S. Corporate
   High Yield Bond Index(1)                                                  6.61      28.79    7.32      7.40

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for Class A from February 29, 2000 through June 19, 2008 includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to the inception of Class B and Class C on July 18, 2008 reflects the performance of Class A, adjusted to reflect Class B and Class C sales charges and expenses, as applicable. Performance shown prior to the inception of Institutional Class on July 31, 2001 reflects the performance of Investor Class, and includes expenses that are not applicable to and are higher than those of Institutional Class.

(6.) The adviser has committed to waive fees and/or reimburse expenses to maintain the Fund's net expense ratio as shown, excluding acquired fund fees. The contractual waiver end date for Class A, Class C and Institutional Class is July 11, 2013 and for Investor Class shares is November 30, 2010. Without these reductions, the Fund's returns would have been lower, and the rankings and ratings may have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                     18 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND (the Fund) seeks current income consistent with capital preservation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Jay N. Mueller, CFA
Janet S. Rilling, CFA, CPA

FUND INCEPTION

August 31, 1987

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF MAY 31, 2010

                                                   1 Year
                                                   ------
Investor Class                                      8.38%
Barclays Capital 1-3 Year U.S. Government/Credit
   Bond Index(1)                                    3.43%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.85% AND 1.02%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF MAY 31, 2010)

                               (PERFORMANCE GRAPH)

             WELLS FARGO ADVANTAGE   WELLS FARGO ADVANTAGE    BARCLAYS CAPITAL 1-3
                SHORT-TERM BOND         SHORT-TERM BOND      YEAR U.S. GOVERNMENT/
                 FUND - CLASS A      FUND - INVESTOR CLASS     CREDIT BOND INDEX
             ---------------------   ---------------------   ---------------------
 5/31/2000            9,700                  10,000                  10,000
 6/30/2000            9,822                  10,128                  10,110
 7/31/2000            9,871                  10,191                  10,179
 8/31/2000            9,975                  10,289                  10,260
 9/30/2000           10,034                  10,352                  10,345
10/31/2000           10,057                  10,389                  10,391
11/30/2000           10,142                  10,469                  10,488
12/31/2000           10,248                  10,580                  10,614
 1/31/2001           10,390                  10,740                  10,765
 2/28/2001           10,477                  10,832                  10,841
 3/31/2001           10,575                  10,937                  10,929
 4/30/2001           10,606                  10,973                  10,964
 5/31/2001           10,677                  11,049                  11,031
 6/30/2001           10,705                  11,070                  11,074
 7/31/2001           10,819                  11,201                  11,213
 8/31/2001           10,838                  11,223                  11,289
 9/30/2001           10,702                  11,084                  11,457
10/31/2001           10,754                  11,128                  11,571
11/30/2001           10,725                  11,113                  11,540
12/31/2001           10,668                  11,056                  11,546
 1/31/2002           10,556                  10,942                  11,579
 2/28/2002           10,504                  10,890                  11,629
 3/31/2002           10,457                  10,844                  11,554
 4/30/2002           10,487                  10,877                  11,683
 5/31/2002           10,545                  10,939                  11,744
 6/30/2002           10,538                  10,934                  11,838
 7/31/2002           10,471                  10,854                  11,956
 8/31/2002           10,513                  10,911                  12,020
 9/30/2002           10,597                  11,000                  12,125
10/31/2002           10,551                  10,955                  12,140
11/30/2002           10,564                  10,970                  12,139
12/31/2002           10,711                  11,125                  12,271
 1/31/2003           10,725                  11,141                  12,286
 2/28/2003           10,820                  11,228                  12,354
 3/31/2003           10,840                  11,264                  12,380
 4/30/2003           10,898                  11,325                  12,428
 5/31/2003           10,982                  11,414                  12,498
 6/30/2003           11,012                  11,447                  12,526
 7/31/2003           10,885                  11,317                  12,445
 8/31/2003           10,893                  11,327                  12,450
 9/30/2003           11,035                  11,477                  12,587
10/31/2003           10,993                  11,436                  12,536
11/30/2003           11,012                  11,457                  12,537
12/31/2003           11,094                  11,545                  12,617
 1/31/2004           11,150                  11,604                  12,651
 2/29/2004           11,217                  11,675                  12,722
 3/31/2004           11,286                  11,749                  12,767
 4/30/2004           11,154                  11,612                  12,636
 5/31/2004           11,131                  11,589                  12,618
 6/30/2004           11,147                  11,608                  12,622
 7/31/2004           11,178                  11,642                  12,675
 8/31/2004           11,272                  11,741                  12,775
 9/30/2004           11,290                  11,761                  12,768
10/31/2004           11,308                  11,785                  12,812
11/30/2004           11,279                  11,754                  12,750
12/31/2004           11,314                  11,792                  12,780
 1/31/2005           11,306                  11,786                  12,778
 2/28/2005           11,301                  11,783                  12,754
 3/31/2005           11,286                  11,768                  12,745
 4/30/2005           11,324                  11,810                  12,819
 5/31/2005           11,361                  11,848                  12,874
 6/30/2005           11,397                  11,885                  12,903
 7/31/2005           11,383                  11,870                  12,868
 8/31/2005           11,454                  11,944                  12,952
 9/30/2005           11,440                  11,928                  12,920
10/31/2005           11,453                  11,941                  12,914
11/30/2005           11,480                  11,969                  12,957
12/31/2005           11,534                  12,025                  13,007
 1/31/2006           11,550                  12,041                  13,032
 2/28/2006           11,576                  12,068                  13,048
 3/31/2006           11,594                  12,086                  13,064
 4/30/2006           11,623                  12,116                  13,108
 5/31/2006           11,656                  12,150                  13,126
 6/30/2006           11,673                  12,167                  13,151
 7/31/2006           11,762                  12,259                  13,253
 8/31/2006           11,851                  12,351                  13,352
 9/30/2006           11,911                  12,414                  13,423
10/31/2006           11,960                  12,464                  13,480
11/30/2006           12,036                  12,543                  13,554
12/31/2006           12,043                  12,550                  13,560
 1/31/2007           12,078                  12,586                  13,591
 2/28/2007           12,167                  12,678                  13,702
 3/31/2007           12,203                  12,715                  13,755
 4/30/2007           12,252                  12,766                  13,806
 5/31/2007           12,260                  12,758                  13,795
 6/30/2007           12,296                  12,810                  13,853
 7/31/2007           12,362                  12,878                  13,961
 8/31/2007           12,341                  12,855                  14,075
 9/30/2007           12,451                  12,969                  14,179
10/31/2007           12,503                  13,023                  14,244
11/30/2007           12,553                  13,075                  14,445
12/31/2007           12,591                  13,114                  14,487
 1/31/2008           12,762                  13,291                  14,739
 2/29/2008           12,838                  13,370                  14,871
 3/31/2008           12,736                  13,264                  14,882
 4/30/2008           12,705                  13,215                  14,797
 5/31/2008           12,689                  13,214                  14,760
 6/30/2008           12,717                  13,242                  14,787
 7/31/2008           12,640                  13,161                  14,829
 8/31/2008           12,685                  13,208                  14,898
 9/30/2008           12,576                  13,094                  14,810
10/31/2008           12,377                  12,886                  14,842
11/30/2008           12,391                  12,900                  15,019
12/31/2008           12,541                  13,039                  15,207
 1/31/2009           12,655                  13,174                  15,248
 2/28/2009           12,690                  13,209                  15,222
 3/31/2009           12,681                  13,200                  15,294
 4/30/2009           12,829                  13,353                  15,380
 5/31/2009           12,961                  13,490                  15,486
 6/30/2009           13,046                  13,579                  15,512
 7/31/2009           13,227                  13,766                  15,586
 8/31/2009           13,394                  13,923                  15,669
 9/30/2009           13,527                  14,061                  15,728
10/31/2009           13,629                  14,182                  15,779
11/30/2009           13,731                  14,288                  15,881
12/31/2009           13,716                  14,272                  15,789
 1/31/2010           13,876                  14,438                  15,910
 2/28/2010           13,955                  14,503                  15,946
 3/31/2010           13,967                  14,531                  15,929
 4/30/2010           14,060                  14,628                  15,977
 5/31/2010           14,054                  14,621                  16,017

----------
(1.) The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is a subset of the Barclays Capital U.S. Government/Credit Bond Index that only includes those securities with maturities between one and three years. The Barclays Capital U.S. Government/Credit Bond Index includes treasuries (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government), and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE SHORT-TERM
     BOND FUND Class A and Investor Class shares for the most recent ten years with the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in the Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 3.00%.

                     Wells Fargo Advantage Income Funds 19


Performance Highlights (Unaudited)

                          WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund outperformed its benchmark during the 12-month period as a robust recovery in corporate bonds supported the Fund's strong relative and absolute performance.

- The Fund also benefited from rallies in the asset-backed and mortgage-backed securities sectors.

- The Fund's cash reserve position was a detractor from performance as short-term and overnight interest rates remained exceptionally low.

AFTER A LONG AND SEVERE CONTRACTION, THE U.S. ECONOMY REGAINED SOME DEGREE OF FORWARD MOMENTUM OVER THE PAST 12 MONTHS.

The end of the "Great Recession" of 2008-2009 has not yet officially been declared by the National Bureau of Economic Research (NBER). While it may be several months before such a pronouncement is made, it seems likely that one of the summer months of 2009 will eventually be declared the terminal point of the recession and the beginning of recovery. Among the major indicators used by the NBER's Business Cycle Dating Committee are real Gross Domestic Product (GDP), industrial production, personal income, and payrolls. All four are currently in expansion territory: real GDP grew in the third quarter of 2009 following four straight quarters of contraction; industrial production turned positive last July; personal income has been steadily rising since August; and payrolls finally bottomed out around the beginning of this year.

Historically, deep recessions have been followed by robust recoveries. The rebound from the severe 1981-1982 recession, for example, featured six quarters in which real growth averaged 7.7%. That recovery also featured a quick and powerful increase in employment. Payrolls rose by about 5.7 million over those same six quarters, for an average of more than 300,000 net jobs per month.

Unfortunately, the current recovery has yet to exhibit such symmetry. Real growth averaged 3.6% over the past three quarters--less than half the 1983 - 1984 pace. Employment indicators have likewise shown only modest improvement. Private payrolls increased by about 100,000 per month in the first five months of this year, and the employment rate has yet to drop significantly.

While a more vigorous growth rate would be welcome in many quarters, a tepid recovery is certainly better than no recovery. The turn from contraction to expansion has been accompanied by a substantial improvement in corporate profits, a dramatic healing of credit conditions, and a powerful rally in the U.S. stock market. A lukewarm recovery has also permitted interest rates to remain relatively low, since inflation pressures are still muted and the Federal Reserve sees no urgent need to raise its targets.

                     20 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND (CONTINUED)

THE FLIGHT TO SAFETY REVERSED DURING THE PERIOD.

In a severe economic downturn, investors are faced with two threats: a deterioration in fundamental conditions and a downward spiral of sentiment that may lead to outright panic. In the first few months of 2009, both fundamentals and investor confidence collapsed, leading to a stampede into U.S. Treasury obligations, perceived as the safest possible place to hide from the storm. The stock market plummeted, credit markets were in disarray, and Treasury yields fell to their lowest levels in decades. As spring passed into summer and signs of recovery emerged, the panic ebbed and the flight-to-safety trade was reversed to a substantial extent. Stocks rallied, credit spreads narrowed, and overall liquidity improved.

PORTFOLIO ALLOCATION(3)
(AS OF MAY 31, 2010)

                                  (PIE CHART)

Agency Securities                    5%
Asset Backed Securities              8%
Collaterlized Mortgage Obligation    9%
Corporate Bonds & Notes             48%
Foreign Corporate Bonds              5%
Municipal Bonds & Notes              8%
US Treasury Securities               4%
Other                                1%
Short-Term Investments              12%

The Fund benefited from this reversal as our emphasis in the "spread" sectors--corporate, mortgage-backed, and asset-backed securities
(ABS)--generated significant incremental returns. Indeed, as fundamental conditions improved, we increased our allocation to corporate bonds, seeing this sector of the bond market as the most attractive on a relative-value basis. While trouble in European debt markets has spilled across the Atlantic and pressured spreads in recent weeks, the market for corporate bonds, MBS, and ABS remains vastly improved from the depths of last year's panic.

THE ECONOMY IS NO CAKEWALK, BUT NO DOUBLE DIP.

Looking forward, a moderately paced recovery remains our base-case scenario. The legacy of the burst housing bubble is a wary consumer with a diminished appetite for debt. Consumer credit outstanding has been falling since the middle of 2008, as both borrowers and lenders pull back from the easy credit ethos of the bubble years. In the long run, this new caution, if maintained, will be constructive. In the short run, however, it implies a slower-than-normal rate of consumption growth. Since consumer activity accounts for about 70% of total U.S. GDP, it is difficult to envision a path toward the sort of red-hot recovery enjoyed in the early 1980s.

Neither, though, is there compelling evidence of a double-dip recession. Most major sectors of the economy--notably excluding construction--have a degree of momentum that is unlikely to be reversed in the absence of a severe external shock. While the sovereign funding issues in peripheral Europe could devolve into such a shock, the recent moves to "ring-fence" the very serious fiscal crisis in Greece seem to have been largely successful--at least for now.

An environment of modest growth, low inflation, and a highly accommodative monetary policy should be generally supportive of the strategies currently in place in the Fund. We will continue to monitor domestic economic fundamentals, as well as global investor sentiment, and adjust the Fund's holdings accordingly.

----------
(3.) Portfolio allocation is subject to change and is calculated based on the total investments of the Fund.

                     Wells Fargo Advantage Income Funds 21


Performance Highlights (Unaudited)

                          WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF MAY 31, 2010)

                                          Including Sales Charge                  Excluding Sales Charge          Expense Ratio
                                  -------------------------------------   -------------------------------------   -------------
                                  6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(5)  Net(6)
                                  ---------   ------   ------   -------   ---------   ------   ------   -------   --------  ------
Class A (SSTVX)                     (0.72)      5.18    3.71      3.46       2.35      8.43     4.35      3.78      0.96%    0.80%
Class C (WFSHX)                      0.97       6.61    3.56      3.16       1.97      7.61     3.56      3.16      1.70%    1.55%
Institutional Class (SSHIX)                                                  2.40      8.65     4.68      4.28      0.61%    0.48%
Investor Class (SSTBX)                                                       2.33      8.38     4.30      3.87      1.02%    0.85%
Barclays Capital 1-3 Year U.S.
   Government/Credit Bond Index(1)                                           0.86      3.43     4.47      4.82

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. FOR CLASS C SHARES THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(4.) Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for Class A from August 31, 1999 through June 19, 2008 includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to the inception of Class C on March 31, 2008 reflects the performance of Class A, adjusted to reflect Class C sales charges and expenses.

(5.) Reflects the gross expense ratio as stated in the October 1, 2009 prospectus.

(6.) The investment adviser has contractually committed through September 30, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding acquired fund fees. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

                     22 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND (the Fund) seeks total return, consisting of a high level of current income and capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Kevin J. Maas, CFA
Thomas M. Price, CFA
Michael J. Schueller, CFA

FUND INCEPTION

June 30, 1997

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF MAY 31, 2010

                                                   1 Year
                                                   ------
Investor Class                                       9.12%
Short-Term High Yield Bond Index III(1)             20.35%
B of A Merrill Lynch High Yield U.S. Corporates,
   Cash Pay, BB Rated, 1-5 Year Index(2)            18.93%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.86% AND 1.19%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES.

GROWTH OF $10,000 INVESTMENT(3)
(AS OF MAY 31, 2010)

                               (PERFORMANCE GRAPH)

                                     WELLS FARGO ADVANTAGE   MERRILL LYNCH HIGH YIELD
             WELLS FARGO ADVANTAGE   SHORT-TERM HIGH YIELD     U.S. CORPORATES, CASH
             SHORT-TERM HIGH YIELD    BOND FUND - INVESTOR    PAY, BB RATED, 1-5 YEAR           SHORT-TERM
              BOND FUND - CLASS A            CLASS                     INDEX            HIGH YIELD BOND INDEX III
             ---------------------   ---------------------   ------------------------   -------------------------
 5/31/2000            9,700                  10,000                   10,000                      10,000
 6/30/2000            9,845                  10,142                   10,225                      10,191
 7/31/2000            9,908                  10,220                   10,303                      10,270
 8/31/2000            9,995                  10,313                   10,351                      10,331
 9/30/2000           10,036                  10,348                   10,438                      10,387
10/31/2000           10,046                  10,371                   10,148                      10,084
11/30/2000            9,934                  10,258                   10,192                      10,013
12/31/2000           10,091                  10,422                   10,327                      10,128
 1/31/2001           10,404                  10,748                   10,762                      10,653
 2/28/2001           10,501                  10,851                   10,922                      10,793
 3/31/2001           10,463                  10,816                   11,079                      10,897
 4/30/2001           10,457                  10,812                   11,184                      10,934
 5/31/2001           10,515                  10,874                   11,406                      11,158
 6/30/2001           10,266                  10,620                   11,425                      11,154
 7/31/2001           10,334                  10,694                   11,585                      11,273
 8/31/2001           10,373                  10,736                   11,783                      11,407
 9/30/2001            9,911                  10,260                   11,424                      10,982
10/31/2001            9,853                  10,202                   11,642                      11,072
11/30/2001            9,956                  10,310                   11,897                      11,304
12/31/2001           10,021                  10,379                   11,914                      11,328
 1/31/2002           10,121                  10,485                   11,852                      11,384
 2/28/2002           10,051                  10,415                   11,904                      11,435
 3/31/2002           10,064                  10,431                   12,069                      11,616
 4/30/2002            9,939                  10,303                   12,268                      11,783
 5/31/2002            9,910                  10,275                   12,317                      11,814
 6/30/2002            9,708                  10,067                   11,201                      10,934
 7/31/2002            9,646                  10,004                   10,866                      10,517
 8/31/2002            9,683                  10,042                   11,040                      10,780
 9/30/2002            9,749                  10,110                   11,024                      10,710
10/31/2002            9,786                  10,160                   11,004                      10,704
11/30/2002            9,909                  10,275                   11,370                      11,167
12/31/2002            9,995                  10,365                   11,495                      11,288
 1/31/2003           10,106                  10,482                   11,664                      11,488
 2/28/2003           10,164                  10,543                   11,779                      11,614
 3/31/2003           10,284                  10,668                   11,891                      11,781
 4/30/2003           10,450                  10,842                   12,225                      12,167
 5/31/2003           10,507                  10,902                   12,329                      12,260
 6/30/2003           10,585                  10,985                   12,517                      12,490
 7/31/2003           10,535                  10,935                   12,414                      12,410
 8/31/2003           10,603                  11,007                   12,525                      12,542
 9/30/2003           10,729                  11,140                   12,759                      12,765
10/31/2003           10,799                  11,214                   12,935                      12,953
11/30/2003           10,854                  11,274                   13,058                      13,079
12/31/2003           10,925                  11,352                   13,218                      13,269
 1/31/2004           10,958                  11,390                   13,332                      13,394
 2/29/2004           11,010                  11,447                   13,413                      13,467
 3/31/2004           11,093                  11,533                   13,550                      13,595
 4/30/2004           11,073                  11,511                   13,436                      13,532
 5/31/2004           11,008                  11,443                   13,335                      13,432
 6/30/2004           11,077                  11,515                   13,433                      13,564
 7/31/2004           11,143                  11,583                   13,580                      13,718
 8/31/2004           11,220                  11,664                   13,756                      13,899
 9/30/2004           11,270                  11,715                   13,858                      14,003
10/31/2004           11,335                  11,784                   13,973                      14,146
11/30/2004           11,336                  11,785                   13,982                      14,178
12/31/2004           11,406                  11,858                   14,075                      14,288
 1/31/2005           11,393                  11,846                   14,079                      14,288
 2/28/2005           11,444                  11,899                   14,145                      14,365
 3/31/2005           11,353                  11,806                   13,947                      14,163
 4/30/2005           11,331                  11,781                   13,984                      14,171
 5/31/2005           11,390                  11,859                   14,135                      14,332
 6/30/2005           11,473                  11,934                   14,284                      14,480
 7/31/2005           11,532                  11,998                   14,406                      14,613
 8/31/2005           11,593                  12,064                   14,445                      14,658
 9/30/2005           11,596                  12,070                   14,388                      14,612
10/31/2005           11,618                  12,092                   14,366                      14,593
11/30/2005           11,679                  12,156                   14,344                      14,615
12/31/2005           11,729                  12,208                   14,414                      14,698
 1/31/2006           11,808                  12,290                   14,711                      14,949
 2/28/2006           11,857                  12,341                   14,688                      14,948
 3/31/2006           11,898                  12,383                   14,842                      15,098
 4/30/2006           11,923                  12,410                   14,889                      15,163
 5/31/2006           11,952                  12,440                   14,932                      15,222
 6/30/2006           11,965                  12,453                   14,976                      15,254
 7/31/2006           12,051                  12,543                   15,159                      15,426
 8/31/2006           12,152                  12,648                   15,433                      15,678
 9/30/2006           12,210                  12,708                   15,551                      15,815
10/31/2006           12,298                  12,801                   15,702                      15,971
11/30/2006           12,370                  12,875                   15,894                      16,188
12/31/2006           12,430                  12,937                   15,980                      16,300
 1/31/2007           12,491                  13,001                   16,043                      16,385
 2/28/2007           12,562                  13,075                   16,174                      16,525
 3/31/2007           12,608                  13,123                   16,244                      16,589
 4/30/2007           12,683                  13,201                   16,367                      16,729
 5/31/2007           12,726                  13,246                   16,419                      16,801
 6/30/2007           12,697                  13,232                   16,307                      16,688
 7/31/2007           12,567                  13,080                   16,067                      16,411
 8/31/2007           12,556                  13,068                   16,127                      16,475
 9/30/2007           12,754                  13,275                   16,514                      16,858
10/31/2007           12,831                  13,355                   16,479                      16,869
11/30/2007           12,770                  13,292                   16,296                      16,658
12/31/2007           12,832                  13,356                   16,320                      16,685
 1/31/2008           12,770                  13,292                   16,481                      16,809
 2/29/2008           12,764                  13,285                   16,255                      16,599
 3/31/2008           12,839                  13,364                   16,078                      16,422
 4/30/2008           13,068                  13,602                   16,469                      16,925
 5/31/2008           13,105                  13,640                   16,493                      16,993
 6/30/2008           13,063                  13,597                   16,318                      16,635
 7/31/2008           13,068                  13,601                   16,207                      16,470
 8/31/2008           13,131                  13,667                   16,315                      16,559
 9/30/2008           12,814                  13,336                   15,353                      15,408
10/31/2008           11,942                  12,428                   13,325                      13,565
11/30/2008           11,757                  12,237                   13,024                      12,817
12/31/2008           12,085                  12,579                   13,676                      13,678
 1/31/2009           12,629                  13,144                   14,613                      14,624
 2/28/2009           12,600                  13,113                   14,412                      14,373
 3/31/2009           12,659                  13,174                   14,811                      14,735
 4/30/2009           12,945                  13,471                   15,846                      15,918
 5/31/2009           12,988                  13,516                   16,486                      16,652
 6/30/2009           13,096                  13,627                   16,752                      17,017
 7/31/2009           13,409                  13,952                   17,240                      17,554
 8/31/2009           13,453                  13,998                   17,546                      17,867
 9/30/2009           13,683                  14,237                   18,142                      18,518
10/31/2009           13,747                  14,302                   18,327                      18,751
11/30/2009           13,776                  14,332                   18,519                      18,957
12/31/2009           13,939                  14,501                   18,853                      19,321
 1/31/2010           14,033                  14,599                   19,069                      19,536
 2/28/2010           14,098                  14,665                   19,278                      19,699
 3/31/2010           14,248                  14,821                   19,760                      20,193
 4/30/2010           14,328                  14,903                   19,975                      20,430
 5/31/2010           14,180                  14,748                   19,607                      20,041

----------
(1.) The Short-Term High Yield Bond Index III is comprised of 70% B of A Merrill
     Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index and the 30% B of A Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Year Index. The B of A Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of BB rated US dollar-denominated corporate bonds publicly issued in the US domestic market with maturities of one to five years. The B of A Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of B rated US dollar-denominated corporate bonds publicly issued in the US domestic market with maturities of one to five years. You cannot invest directly in an index.

                      Wells Fargo Advantage Income Funds 23


Performance Highlights (Unaudited)

               WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund underperformed the Short-Term High Yield Bond Index III and the B of A Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated 1-5 Year Index. Our conservative positioning was the primary driver of the Fund's underperformance.

- The majority of the Fund's portfolio was in short-maturity bonds, and approximately 25% of the portfolio was in floating-rate term loans. The balance included a small portion in high-coupon, callable bonds and cash.

-    We believe that we are in a period of slow economic growth.

CONSERVATIVELY POSITIONED IN A STRONG HIGH-YIELD MARKET

For the 12-month period that ended May 31, 2010, the Short-Term High Yield Bond Index III returned 20.35%. Although high-yield spreads peaked in December 2008, they remained high by historical standards in May 2009. Spreads continued to tighten during the period, reflecting the improving economy and corporate earnings, along with an expectation of lower default rates. The default rate was 10.9% at the start of the period and peaked at 14.5% in November before falling to 7.9% in May. The high-yield market continued to improve as most forecasts for 2010 expected the default rate to be close to the long-term average rate of 4%. Default rates trended lower as improved capital market conditions allowed many companies to refinance near-term maturities. March was the largest new-issuance month in the history of the high-yield market. April was the second-largest month.

The economy and the markets have benefited from government stimulus and liquidity programs. Even with this significant injection into the economy, growth rates have rebounded more slowly than in past recessionary periods despite experiencing the deepest recession since the Great Depression. We expect a period of slow growth going forward as the government programs end, the housing market remains fragile, unemployment remains high, the consumer remains overleveraged, and sovereign debt concerns continue, particularly in Europe. Unfortunately, many of the leveraged buyouts done at the market's peak a couple years ago were capitalized with high debt levels based on continued strong economic growth.

----------
(2.) The B of A Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated,
     1-5 Year Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.

(3.) The chart compares the performance of the WELLS FARGO ADVANTAGE SHORT-TERM
     HIGH YIELD BOND FUND Class A and Investor Class shares for the most recent ten years with the Short-Term High Yield Bond Index III and the B of A Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A, assumes the maximum initial sales charge of 3.00%.

                     24 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND (CONTINUED)

THE FUND IS DESIGNED TO BE A CONSERVATIVE HIGH-YIELD OFFERING. UNDERPERFORMANCE WAS EXPECTED GIVEN MARKET CONDITIONS.

PORTFOLIO ALLOCATION(4)
(AS OF MAY 31, 2010)

                                  (PIE CHART)

Other                      1%
Corporate Bonds & Notes   59%
Foreign Corporate Bonds    5%
Term Loans                25%
Short-Term Investments    10%

The primary detractor to the Fund's performance was its conservative positioning relative to the Short-Term High Yield Bond Index III. Although the benchmark is more conservative than the broader Barclays High Yield Bond Index, it has a higher level of risk than is appropriate for the Fund, which is designed to minimize volatility. Consequently, the Fund will typically outperform the index during weak markets and underperform the index during strong markets. Overall for the period, the Fund underperformed significantly through April and outperformed when the market traded lower in May.

THE FUND'S PORTFOLIO STRATEGY DID NOT CHANGE DURING THE PERIOD.

Our investments continued to fit into two principal categories. The first category is short-maturity bonds that we expect to be repaid on the maturity date. This category made up approximately 75% of the portfolio during the period. The second category consists of floating- rate term loans, or leveraged loans. We ended the period with approximately 27% in term loans. The term loans we purchase are attractive for the Fund because they are secured by the assets of the issuing company. We focus on purchasing term loans in lower-leveraged companies. An additional category we will utilize when market conditions allow is high-coupon bonds that are likely to be refinanced in the same way a homeowner might refinance a higher-rate mortgage. This category has become a small part of the portfolio because the strong high-yield market and lower interest rates that persisted into 2007 allowed most of the high-coupon bonds to be refinanced.

OUR EXPECTATION IS THAT ECONOMIC GROWTH WILL REMAIN POSITIVE, BUT SLOWER THAN MANY MARKET FORECASTS.

Given the headwinds facing the economy, we expect economic growth to be positive, but slower than the historical average. We expect to continue to maintain our current balance between short-maturity bonds and term loans. We will continue to maintain our disciplined investment process and position the Fund in a conservative manner to limit volatility.

----------
(4.) Portfolio allocation is subject to change and is calculated based on the total investments of the Fund.

                     Wells Fargo Advantage Income Funds 25


Performance Highlights (Unaudited)

               WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF MAY 31, 2010)

                                          Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                                  -------------------------------------   -------------------------------------   ----------------
                                  6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(6)  Net(7)
                                  ---------   ------   ------   -------   ---------   ------   ------   -------   --------  ------
Class A (SSTHX)                     (0.16)     5.90     3.85      3.55      2.93        9.17    4.48      3.87      1.14%    0.81%
Class C (WFHYX)                      1.54      7.35     3.73      3.27      2.54        8.35    3.73      3.27      1.84%    1.56%
Investor Class (STHBX)                                                      2.90        9.12    4.46      3.96      1.19%    0.86%
Short-Term High Yield Bond
   Index III(1)                                                             5.72       20.35    6.93      7.20
B of A Merrill Lynch High Yield
   U.S. Corporates, Cash Pay,
   BB Rated, 1-5 Year Index(2)                                              5.87       18.93    6.76      6.96

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. FOR CLASS C SHARES THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for Class A from February 29, 2000 through June 19, 2008 includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to the inception of Class C on March 31, 2008 reflects the performance of Class A, adjusted to reflect Class C sales charges and expenses.

(6.) Reflects the gross expense ratio as stated in the October 1, 2009 prospectus.

(7.) The investment adviser has contractually committed through September 30, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding acquired fund fees. Without these waivers and/or reimbursements, the Fund's returns would have been lower.

                     26 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND (the Fund) seeks current income consistent with capital preservation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Jay N. Mueller, CFA
D. James Newton II, CFA, CPA
Thomas M. Price, CFA

FUND INCEPTION

November 25, 1988

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF MAY 31, 2010

                                                           1 Year
                                                           ------
Investor Class                                              8.18%
Barclays Capital Short-Term U.S. Government/
   Credit Bond Index(1)                                     0.94%
Barclays Capital 9-12 Month U.S. Short Treasury Index(2)    0.77%
Barclays Capital 1-3 Year U.S. Government/
   Credit Bond Index(3)                                     3.43%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.75% AND 1.01%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH SEPTEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES.


GROWTH OF $10,000 INVESTMENT(4)
(AS OF MAY 31, 2010)

                               (PERFORMANCE GRAPH)

               WELLS FARGO       WELLS FARGO
             ADVANTAGE ULTRA   ADVANTAGE ULTRA    BARCLAYS CAPITAL   BARCLAYS CAPITAL   BARCLAYS CAPITAL
                SHORT-TERM        SHORT-TERM       1-3 YEAR U.S.        9-12 MONTH       SHORT-TERM U.S.
               INCOME FUND-      INCOME FUND-    GOVERNMENT/CREDIT      U.S. SHORT      GOVERNMENT/CREDIT
                 CLASS A        INVESTOR CLASS       BOND INDEX       TREASURY INDEX        BOND INDEX
             ---------------   ---------------   -----------------   ----------------   -----------------
 5/31/2000         9,800            10,000             10,000             10,000
 6/30/2000         9,887            10,081             10,110             10,076
 7/31/2000         9,944            10,142             10,179             10,131
 8/31/2000        10,005            10,208             10,260             10,164
 9/30/2000        10,072            10,289             10,345             10,224
10/31/2000        10,103            10,313             10,391             10,271
11/30/2000        10,154            10,379             10,488             10,338
12/31/2000        10,214            10,442             10,614             10,436
 1/31/2001        10,287            10,519             10,765             10,550
 2/28/2001        10,369            10,595             10,841             10,596
 3/31/2001        10,428            10,659             10,929             10,669
 4/30/2001        10,465            10,711             10,964             10,718
 5/31/2001        10,544            10,784             11,031             10,779
 6/30/2001        10,581            10,824             11,074             10,811
 7/31/2001        10,655            10,904             11,213             10,879
 8/31/2001        10,693            10,956             11,289             10,910
 9/30/2001        10,558            10,821             11,457             11,010
10/31/2001        10,620            10,877             11,571             11,075
11/30/2001        10,640            10,912             11,540             11,095
12/31/2001        10,624            10,887             11,546             11,121
 1/31/2002        10,563            10,827             11,579             11,133
 2/28/2002        10,544            10,811             11,629             11,158
 3/31/2002        10,538            10,808             11,554             11,141
 4/30/2002        10,576            10,848             11,683             11,208
 5/31/2002        10,603            10,890             11,744             11,231
 6/30/2002        10,591            10,869             11,838             11,286
 7/31/2002        10,570            10,850             11,956             11,326
 8/31/2002        10,575            10,869             12,020             11,339
 9/30/2002        10,612            10,897             12,125             11,384
10/31/2002        10,614            10,913             12,140             11,406
11/30/2002        10,626            10,928             12,139             11,410
12/31/2002        10,672            10,978             12,271             11,451
 1/31/2003        10,696            11,005             12,286             11,461
 2/28/2003        10,749            11,061             12,354             11,475
 3/31/2003        10,767            11,070             12,380             11,495
 4/30/2003        10,808            11,115             12,428             11,507
 5/31/2003        10,838            11,148             12,498             11,519
 6/30/2003        10,853            11,166             12,526             11,541
 7/31/2003        10,833            11,160             12,445             11,537
 8/31/2003        10,837            11,167             12,450             11,548
 9/30/2003        10,887            11,209             12,587             11,582
10/31/2003        10,878            11,215             12,536             11,578
11/30/2003        10,891            11,231             12,537             11,579
12/31/2003        10,895            11,226             12,617             11,614
 1/31/2004        10,923            11,257             12,651             11,630
 2/29/2004        10,960            11,297             12,722             11,651
 3/31/2004        10,984            11,336             12,767             11,664
 4/30/2004        10,973            11,315             12,636             11,642
 5/31/2004        10,959            11,316             12,618             11,642
 6/30/2004        10,971            11,318             12,622             11,641
 7/31/2004        10,984            11,346             12,675             11,665
 8/31/2004        11,020            11,373             12,775             11,696              10,000
 9/30/2004        11,045            11,402             12,768             11,695              10,006
10/31/2004        11,035            11,407             12,812             11,714              10,022
11/30/2004        11,039            11,413             12,750             11,706              10,027
12/31/2004        11,069            11,447             12,780             11,724              10,045
 1/31/2005        11,097            11,477             12,778             11,736              10,060
 2/28/2005        11,126            11,496             12,754             11,740              10,074
 3/31/2005        11,133            11,505             12,745             11,761              10,094
 4/30/2005        11,168            11,542             12,819             11,799              10,123
 5/31/2005        11,230            11,618             12,874             11,836              10,148
 6/30/2005        11,267            11,656             12,903             11,856              10,169
 7/31/2005        11,306            11,696             12,868             11,861              10,187
 8/31/2005        11,337            11,715             12,952             11,908              10,222
 9/30/2005        11,364            11,742             12,920             11,916              10,242
10/31/2005        11,381            11,772             12,914             11,936              10,267
11/30/2005        11,422            11,801             12,957             11,974              10,301
12/31/2005        11,453            11,846             13,007             12,019              10,338
 1/31/2006        11,498            11,879             13,032             12,049              10,370
 2/28/2006        11,529            11,911             13,048             12,078              10,402
 3/31/2006        11,564            11,947             13,064             12,114              10,438
 4/30/2006        11,611            11,995             13,108             12,155              10,477
 5/31/2006        11,661            12,046             13,126             12,190              10,514
 6/30/2006        11,705            12,091             13,151             12,222              10,551
 7/31/2006        11,755            12,143             13,253             12,291              10,603
 8/31/2006        11,807            12,209             13,352             12,351              10,654
 9/30/2006        11,845            12,234             13,423             12,407              10,702
10/31/2006        11,897            12,301             13,480             12,457              10,747
11/30/2006        11,949            12,355             13,554             12,508              10,794
12/31/2006        12,015            12,409             13,560             12,546              10,835
 1/31/2007        12,054            12,449             13,591             12,594              10,880
 2/28/2007        12,117            12,514             13,702             12,654              10,929
 3/31/2007        12,158            12,555             13,755             12,704              10,975
 4/30/2007        12,211            12,610             13,806             12,750              11,020
 5/31/2007        12,252            12,651             13,795             12,798              11,063
 6/30/2007        12,305            12,706             13,853             12,856              11,112
 7/31/2007        12,333            12,735             13,961             12,922              11,163
 8/31/2007        12,224            12,622             14,075             13,011              11,226
 9/30/2007        12,347            12,748             14,179             13,092              11,285
10/31/2007        12,403            12,806             14,244             13,133              11,329
11/30/2007        12,374            12,775             14,445             13,257              11,398
12/31/2007        12,401            12,802             14,487             13,283              11,431
 1/31/2008        12,440            12,842             14,739             13,446              11,529
 2/29/2008        12,445            12,861             14,871             13,514              11,569
 3/31/2008        12,296            12,692             14,882             13,559              11,604
 4/30/2008        12,281            12,691             14,797             13,542              11,614
 5/31/2008        12,336            12,732             14,760             13,538              11,625
 6/30/2008        12,304            12,699             14,787             13,549              11,642
 7/31/2008        12,159            12,550             14,829             13,590              11,669
 8/31/2008        12,186            12,591             14,898             13,624              11,693
 9/30/2008        12,127            12,515             14,810             13,682              11,688
10/31/2008        11,858            12,251             14,842             13,765              11,726
11/30/2008        11,701            12,074             15,019             13,835              11,802
12/31/2008        11,552            11,935             15,207             13,904              11,853
 1/31/2009        11,630            12,000             15,248             13,901              11,876
 2/28/2009        11,661            12,046             15,222             13,884              11,872
 3/31/2009        11,617            11,986             15,294             13,915              11,892
 4/30/2009        11,721            12,092             15,380             13,937              11,925
 5/31/2009        11,809            12,183             15,486             13,949              11,949
 6/30/2009        11,897            12,288             15,512             13,954              11,961
 7/31/2009        12,046            12,441             15,586             13,968              11,976
 8/31/2009        12,193            12,578             15,669             13,983              11,994
 9/30/2009        12,354            12,743             15,728             13,997              12,004
10/31/2009        12,426            12,833             15,779             14,006              12,013
11/30/2009        12,485            12,877             15,881             14,026              12,027
12/31/2009        12,553            12,962             15,789             14,009              12,027
 1/31/2010        12,650            13,047             15,910             14,037              12,043
 2/28/2010        12,717            13,116             15,946             14,041              12,046
 3/31/2010        12,752            13,152             15,929             14,039              12,047
 4/30/2010        12,834            13,235             15,977             14,046              12,057
 5/31/2010        12,780            13,179             16,017             14,057              12,061

----------
(1.) The Barclays Capital Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Barclays Capital Short-Term U.S. Government/Credit Bond Index must have a maturity from 1 month up to (but not including) 12 months. You cannot invest directly in an index.

                     Wells Fargo Advantage Income Funds 27


Performance Highlights (Unaudited)

                  WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund outperformed its benchmark during the 12-month period as a robust recovery in corporate bonds supported the Fund's strong relative and absolute performance.

- The Fund also benefited from rallies in the asset-backed and mortgage-backed securities sectors.

- The Fund's cash reserve position was a detractor from performance as short-term and overnight interest rates remained exceptionally low.

AFTER A LONG AND SEVERE CONTRACTION, THE U.S. ECONOMY REGAINED SOME DEGREE OF FORWARD MOMENTUM OVER THE PAST 12 MONTHS.

The end of the "Great Recession" of 2008-2009 has not yet officially been declared by the National Bureau of Economic Research (NBER). While it may be several months before such a pronouncement is made, it seems likely that one of the summer months of 2009 will eventually be declared the terminal point of the recession and the beginning of recovery. Among the major indicators used by the NBER's Business Cycle Dating Committee are real Gross Domestic Product (GDP), industrial production, personal income, and payrolls. All four are currently in expansion territory: real GDP grew in the third quarter of 2009 following four straight quarters of contraction; industrial production turned positive last July; personal income has been steadily rising since August; and payrolls finally bottomed out around the beginning of this year.

Historically, deep recessions have been followed by robust recoveries. The rebound from the severe 1981-1982 recession, for example, featured six quarters in which real growth averaged 7.7%. That recovery also featured a quick and powerful increase in employment. Payrolls rose by about 5.7 million over those same six quarters for an average of more than 300,000 net jobs per month.

Unfortunately, the current recovery has yet to exhibit such symmetry. Real growth averaged 3.6% over the past three quarters--less than half the 1983-1984 pace.

----------
(2.) The Barclays Capital 9-12 Month U.S. Short Treasury Index is an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero-coupon strips. You cannot invest directly in an index.

(3.) The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Government/ Credit Index which includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

(4.) The chart compares the performance of the WELLS FARGO ADVANTAGE ULTRA
     SHORT-TERM INCOME FUND Class A and Investor Class shares for the most recent ten years with the Barclays Capital Short-Term U.S. Government/Credit Bond Index, the Barclays Capital 9-12 Month U.S. Short Treasury Index and the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in the Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 2.00%.

                     28 Wells Fargo Advantage Income Funds


Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND (CONTINUED)

Employment indicators have likewise shown only modest improvement. Private payrolls increased by about 100,000 per month in the first five months of this year, and the employment rate has yet to drop significantly.

While a more vigorous growth rate would be welcome in many quarters, a tepid recovery is certainly better than no recovery. The turn from contraction to expansion has been accompanied by a substantial improvement in corporate profits, a dramatic healing of credit conditions, and a powerful rally in the U.S. stock market. A lukewarm recovery has also permitted interest rates to remain relatively low, since inflation pressures are still muted and the Federal Reserve sees no urgent need to raise its targets.

THE FLIGHT TO SAFETY REVERSED DURING THE PERIOD.

In a severe economic downturn, investors are faced with two threats: a deterioration in fundamental conditions, and a downward spiral of sentiment that may lead to outright panic. In the first few months of 2009, both fundamentals and investor confidence collapsed, leading to a stampede into U.S. Treasury obligations, perceived as the safest possible place to hide from the storm. The stock market plummeted, credit markets were in disarray, and Treasury yields fell to their lowest levels in decades. As spring passed into summer and signs of recovery emerged, the panic ebbed and the flight-to-safety trade was reversed to a substantial extent. Stocks rallied, credit spreads narrowed, and overall liquidity improved.

PORTFOLIO ALLOCATION(5)
(AS OF MAY 31, 2010)

                                  (PIE CHART)

Foreign Corporate Bonds                7%
Municipal Bonds & Notes                5%
Other                                  1%
Short-Term Investments                 5%
Yankee Obligations                     4%
Agency Securities                      2%
Asset Backed Securities               12%
Collateralized Mortgage Obligations   15%
Corporate Bonds & Notes               49%

The Fund benefited from this reversal as our emphasis in the "spread" sectors--corporate, mortgage-backed, and asset-backed securities
(ABS)--generated significant incremental returns. Indeed, as fundamental conditions improved, we increased our allocation to corporate bonds, seeing this sector of the bond market as the most attractive on a relative-value basis. While trouble in European debt markets has spilled across the Atlantic and pressured spreads in recent weeks, the market for corporate bonds, MBS, and ABS remains vastly improved from the depths of last year's panic.

THE ECONOMY IS NO CAKEWALK, BUT NO DOUBLE DIP.

Looking forward, a moderately paced recovery remains our base scenario. The legacy of the burst housing bubble is a wary consumer with a diminished appetite for debt. Consumer credit outstanding has been falling since the middle of 2008, as both borrowers and lenders pull back from the easy credit ethos of the bubble years. In the long run, this new caution, if maintained, will be constructive. In the short run, however, it implies a slower-than-normal rate of consumption growth. Since consumer activity accounts for about 70% of total U.S. GDP, it is difficult to envision a path toward the sort of red-hot recovery enjoyed in the early 1980s.

----------
(5.) Portfolio allocation is subject to change and is calculated based on the total investments of the Fund.

                     Wells Fargo Advantage Income Funds 29


Performance Highlights (Unaudited)


                  WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND (CONTINUED)

Neither, though, is there compelling evidence of a double-dip recession. Most major sectors of the economy--notably excluding construction--have a degree of momentum that is unlikely to be reversed in the absence of a severe external shock. While the sovereign funding issues in peripheral Europe could devolve into such a shock, the recent moves to "ring-fence" the very serious fiscal crisis in Greece seem to have been largely successful--at least for now.

An environment of modest growth, low inflation, and a highly accommodative monetary policy should be generally supportive of the strategies currently in place in the Fund. We will continue to monitor domestic economic fundamentals, as well as global investor sentiment, and adjust the Fund's holdings accordingly.

                     30 Wells Fargo Advantage Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(6) (%) (AS OF MAY 31, 2010)

                                          Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                                  -------------------------------------   -------------------------------------   ----------------
                                  6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(7)  Net(7)
                                  ---------   ------   ------   -------   ---------   ------   ------   -------   --------  ------
Class A (SADAX)                      0.32      6.06     2.21      2.48       2.37      8.22     2.62      2.69      0.90%    0.70%
Class C (WUSTX)                      0.99      6.41     1.89      2.15       1.99      7.41     1.89      2.15      1.65%    1.45%
Administrator Class (WUSDX)                                                  2.45      8.41     2.72      2.99      0.84%    0.55%
Institutional Class (SADIX)                                                  2.43      8.48     3.00      3.26      0.61%    0.35%
Investor Class (STADX)                                                       2.35      8.18     2.55      2.80      1.01%    0.75%
Barclays Capital Short-Term
   U.S. Government/Credit Bond Index(1)                                      0.28      0.94     3.51        NA
Barclays Capital 9-12 Month
   U.S. Short Treasury Index(2)                                              0.22      0.77     3.50      3.46
Barclays Capital 1-3 Year
   U.S. Government/Credit Bond Index(3)                                      0.86      3.43     4.47      4.82

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 2.00%. FOR CLASS C SHARES THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(6.) Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for Class A from August 31, 1999 through June 19, 2008 includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to the inception of Class C on July 18, 2008 reflects the performance of Class A, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of Administrator Class on April 11, 2005 reflects the performance of Institutional Class, adjusted to reflect Administrator Class expenses.

(7.) The adviser has committed to waive fees and/or reimburse expenses to maintain the Fund's net expense ratio as shown, excluding acquired fund fees. The contractual waiver end date for Class A, Class C, Administrator Class and Institutional Class is July 11, 2013 and for Investor Class shares is November 30, 2010. Without these reductions, the Fund's returns would have been lower, and the rankings and ratings may have been lower.

                      Wells Fargo Advantage Income Funds 31


Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2009 to May 31, 2010.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Beginning         Ending           Expenses
                                              Account Value   Account Value   Paid During the     Net Annual
                                                12-01-2009      05-31-2010       Period(1)      Expense Ratio
                                              -------------   -------------   ---------------   -------------
GOVERNMENT SECURITIES FUND
CLASS A
   Actual                                       $1,000.00       $1,016.70            $4.47          0.89%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.49            $4.48          0.89%
CLASS B
   Actual                                       $1,000.00       $1,012.90            $8.18          1.63%
   Hypothetical (5% return before expenses)     $1,000.00       $1,016.80            $8.20          1.63%
CLASS C
   Actual                                       $1,000.00       $1,012.80            $8.23          1.64%
   Hypothetical (5% return before expenses)     $1,000.00       $1,016.75            $8.25          1.64%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,017.60            $3.52          0.70%
   Hypothetical (5% return before expenses)     $1,000.00       $1,021.44            $3.53          0.70%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,018.70            $2.42          0.48%
   Hypothetical (5% return before expenses)     $1,000.00       $1,022.54            $2.42          0.48%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,016.40            $4.73          0.94%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.24            $4.73          0.94%

                     32 Wells Fargo Advantage Income Funds


                                                       Fund Expenses (Unaudited)

                                                Beginning         Ending           Expenses
                                              Account Value   Account Value   Paid During the     Net Annual
                                                12-01-2009      05-31-2010       Period(1)      Expense Ratio
                                              -------------   -------------   ---------------   -------------
HIGH INCOME FUND
CLASS A
   Actual                                       $1,000.00       $1,042.80            $4.58          0.90%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.44            $4.53          0.90%
CLASS B
   Actual                                       $1,000.00       $1,038.90            $8.39          1.65%
   Hypothetical (5% return before expenses)     $1,000.00       $1,016.70            $8.30          1.65%
CLASS C
   Actual                                       $1,000.00       $1,038.90            $8.39          1.65%
   Hypothetical (5% return before expenses)     $1,000.00       $1,016.20            $8.30          1.65%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,044.80            $2.55          0.50%
   Hypothetical (5% return before expenses)     $1,000.00       $1,022.44            $2.52          0.50%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,044.00            $4.84          0.95%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.19            $4.78          0.95%
SHORT-TERM BOND FUND
CLASS A
   Actual                                       $1,000.00       $1,023.50            $4.04          0.80%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.94            $4.03          0.80%
CLASS C
   Actual                                       $1,000.00       $1,019.20            $7.80          1.55%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.20            $7.80          1.55%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,024.00            $2.42          0.48%
   Hypothetical (5% return before expenses)     $1,000.00       $1,022.54            $2.42          0.48%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,023.30            $4.29          0.85%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.69            $4.28          0.85%
SHORT-TERM HIGH YIELD BOND FUND
CLASS A
   Actual                                       $1,000.00       $1,029.30            $4.10          0.81%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.89            $4.08          0.81%
CLASS C
   Actual                                       $1,000.00       $1,025.40            $7.88          1.56%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.15            $7.85          1.56%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,029.00            $4.35          0.86%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.64            $4.33          0.86%

                     Wells Fargo Advantage Income Funds 33


Fund Expenses (Unaudited)

                                                Beginning         Ending           Expenses
                                              Account Value   Account Value   Paid During the     Net Annual
                                                12-01-2009      05-31-2010       Period(1)      Expense Ratio
                                              -------------   -------------   ---------------   -------------
ULTRA SHORT TERM INCOME FUND
CLASS A
   Actual                                       $1,000.00       $1,023.70            $3.53          0.70%
   Hypothetical (5% return before expenses)     $1,000.00       $1,021.44            $3.53          0.70%
CLASS C
   Actual                                       $1,000.00       $1,019.90            $7.30          1.45%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.70            $7.29          1.45%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,024.50            $2.78          0.55%
   Hypothetical (5% return before expenses)     $1,000.00       $1,022.19            $2.77          0.55%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,024.30            $1.77          0.35%
   Hypothetical (5% return before expenses)     $1,000.00       $1,023.19            $1.77          0.35%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,023.50            $3.78          0.75%
   Hypothetical (5% return before expenses)     $1,000.00       $1,021.19            $3.78          0.75%

----------
(1.) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

                      34 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

GOVERNMENT SECURITIES FUND

                                                                                            INTEREST    MATURITY
  PRINCIPAL                                  SECURITY NAME                                    RATE        DATE           VALUE
------------   --------------------------------------------------------------------------   --------   ----------   --------------
AGENCY SECURITIES: 52.25%
FEDERAL HOME LOAN BANK: 1.06%
$ 20,400,000   FHLB                                                                             1.63%  03/20/2013   $   20,514,558
                                                                                                                    --------------
FEDERAL HOME LOAN MORTGAGE CORPORATION: 9.47%
  23,250,000   FHLMC                                                                            1.13   07/27/2012       23,269,274
     795,109   FHLMC                                                                            2.93   11/01/2012          795,647
   7,759,576   FHLMC                                                                            6.00   05/25/2043        8,453,379
          34   FHLMC #170053                                                                   14.75   08/01/2011               37
       1,214   FHLMC #170053                                                                   15.00   08/01/2011            1,308
         138   FHLMC #170069                                                                   14.00   11/01/2012              149
      26,938   FHLMC #170215                                                                    8.00   02/01/2017           29,854
      52,403   FHLMC #170235                                                                   10.50   08/01/2019           60,484
      11,345   FHLMC #1B0123+/-                                                                 3.41   09/01/2031           11,787
       7,951   FHLMC #1B0128+/-                                                                 3.41   09/01/2031            8,253
     337,092   FHLMC #1B0129+/-                                                                 3.53   09/01/2031          350,092
   4,575,530   FHLMC #1G1393+/-                                                                 5.92   12/01/2036        4,859,626
   3,180,163   FHLMC #1J0817+/-                                                                 5.78   01/01/2038        3,390,957
   8,206,280   FHLMC #1Q0183+/-                                                                 5.92   10/01/2036        8,708,244
  46,005,000   FHLMC #34376%%                                                                   6.00   08/15/2036       49,584,741
  28,220,000   FHLMC #4988%%                                                                    4.50   01/15/2040       28,784,400
      64,468   FHLMC #552435+/-                                                                10.50   08/01/2020           74,645
     227,269   FHLMC #555503                                                                    9.00   04/01/2021          245,474
     414,660   FHLMC #611023+/-                                                                 2.82   10/01/2026          431,506
     168,939   FHLMC #786210+/-                                                                 6.38   01/01/2026          174,692
     625,881   FHLMC #786823+/-                                                                 3.29   07/01/2029          648,852
     219,295   FHLMC #789483+/-                                                                 3.23   06/01/2032          226,391
     154,475   FHLMC #865496+/-                                                                 5.64   05/01/2026          162,310
     107,369   FHLMC #884009                                                                   10.50   05/01/2020          124,973
      17,910   FHLMC #A01434                                                                    9.00   06/01/2016           18,168
     173,776   FHLMC #A01562                                                                    9.00   11/01/2018          184,647
      44,977   FHLMC #A01620                                                                    9.00   04/01/2017           47,791
      38,317   FHLMC #A01860                                                                    8.50   06/01/2017           42,556
   1,448,679   FHLMC #B13066                                                                    4.00   03/01/2014        1,484,430
   1,104,885   FHLMC #B13579                                                                    5.00   04/01/2019        1,185,864
     869,781   FHLMC #B13580                                                                    5.00   04/01/2019          933,529
   7,870,602   FHLMC #B13654                                                                    4.00   04/01/2014        8,067,205
   1,582,334   FHLMC #B15194                                                                    5.00   06/01/2019        1,698,306
   1,843,858   FHLMC #B16884                                                                    5.00   10/01/2019        1,978,997
   4,557,181   FHLMC #B17855                                                                    5.00   02/01/2020        4,879,791
     560,161   FHLMC #C01345                                                                    7.00   04/01/2032          624,002
      96,292   FHLMC #C31808                                                                    7.50   10/01/2029          109,180
     508,034   FHLMC #C59553                                                                    7.50   11/01/2031          576,654
     755,409   FHLMC #C65576                                                                    7.50   04/01/2032          857,057
     880,906   FHLMC #E79794                                                                    7.00   10/01/2014          950,378
   1,725,648   FHLMC #E96459                                                                    5.00   05/01/2018        1,853,202
     230,160   FHLMC #G00319                                                                    9.50   04/01/2025          267,717
      49,164   FHLMC #G00683                                                                    8.50   12/01/2025           57,162
     181,436   FHLMC #G01236                                                                   10.00   10/01/2021          200,122
   5,900,562   FHLMC #G08102                                                                    6.50   12/01/2035        6,460,886
       2,784   FHLMC #G10783                                                                    8.50   06/01/2012            2,912
      13,618   FHLMC #G11136                                                                    6.50   05/01/2011           13,773
      30,912   FHLMC #G11200                                                                    8.00   01/01/2012           32,344
     583,614   FHLMC #G11209                                                                    7.50   12/01/2011          604,344
     189,921   FHLMC #G11345                                                                    7.50   12/01/2011          197,710
     562,912   FHLMC #G11368                                                                    7.50   12/01/2012          591,777

                      Wells Fargo Advantage Income Funds 35


Portfolio of Investments--May 31, 2010

GOVERNMENT SECURITIES FUND

                                                                                            INTEREST    MATURITY
  PRINCIPAL                                  SECURITY NAME                                    RATE        DATE           VALUE
------------   --------------------------------------------------------------------------   --------   ----------   --------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (continued)
$  7,073,165   FHLMC #G18005                                                                    5.00%  08/01/2019   $    7,591,570
   1,040,190   FHLMC #G80106                                                                   10.00   08/17/2022        1,170,710
   1,731,382   FHLMC #G80116                                                                   10.00   02/17/2025        1,978,469
   1,997,595   FHLMC #G80193                                                                    9.50   09/17/2022        2,273,514
     156,948   FHLMC #G90023                                                                    7.00   11/17/2013          164,599
   4,225,989   FHLMC #H01193                                                                    6.50   08/01/2037        4,595,598
   1,795,081   FHLMC #H01792                                                                    6.50   10/01/2037        1,952,081
      40,932   FHLMC #N70012                                                                   10.50   08/01/2020           47,324
                                                                                                                       184,091,444
                                                                                                                    --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 37.02%
  26,750,000   FNMA                                                                             1.50   06/26/2013       26,701,823
  27,800,000   FNMA##                                                                           4.46   10/09/2019       16,951,606
   2,734,825   FNMA #0639                                                                       6.00   12/01/2038        2,951,688
      56,402   FNMA #100042                                                                    11.00   10/15/2020           63,801
     199,081   FNMA #100285                                                                     9.50   12/15/2020          231,963
          62   FNMA #1376                                                                      15.50   10/01/2012               67
     249,895   FNMA #190180                                                                     9.00   07/01/2021          279,781
   6,150,000   FNMA #2376%%                                                                     4.00   04/25/2040        6,100,031
  68,330,000   FNMA #2376%%                                                                     5.00   08/25/2035       71,522,309
  24,110,000   FNMA #2376%%                                                                     6.00   07/25/2036       25,967,217
      65,377   FNMA #253266                                                                     8.00   05/01/2030           72,926
     368,650   FNMA #253951                                                                     7.50   09/01/2031          416,110
     411,781   FNMA #254218                                                                     7.00   02/01/2032          461,795
     119,738   FNMA #254223                                                                     7.50   02/01/2032          135,218
   1,018,261   FNMA #254480                                                                     7.00   10/01/2032        1,142,228
   1,257,677   FNMA #254836                                                                     4.00   07/01/2010        1,269,360
   1,460,061   FNMA #256314                                                                     5.50   06/01/2016        1,536,307
  26,828,620   FNMA #257307                                                                     6.00   08/01/2038       28,939,277
       1,663   FNMA #303548                                                                     8.50   02/01/2012            1,707
     512,320   FNMA #313419                                                                     8.50   12/01/2026          597,970
     152,437   FNMA #323013                                                                     9.00   10/01/2021          172,983
     700,604   FNMA #323284                                                                     8.50   05/01/2017          769,452
   4,731,683   FNMA #357464                                                                     4.50   12/01/2018        5,021,745
      24,561   FNMA #364215                                                                     7.50   07/01/2015           26,609
   2,245,128   FNMA #368034                                                                     8.00   11/01/2026        2,639,967
   6,809,891   FNMA #387402                                                                     5.03   05/01/2015        7,376,249
   1,055,979   FNMA #398800                                                                     8.00   06/01/2012        1,102,313
      29,273   FNMA #398805                                                                     8.50   11/01/2011           29,869
     105,592   FNMA #417768                                                                     6.50   03/01/2028          116,784
      27,138   FNMA #426843                                                                    11.00   02/01/2019           30,444
      43,257   FNMA #439935                                                                     8.00   04/01/2017           46,603
     568,463   FNMA #457277+/-                                                                  3.11   10/01/2027          596,086
     208,955   FNMA #458018                                                                    12.00   07/15/2014          237,223
  11,097,157   FNMA #461110                                                                     4.62   07/01/2013       11,735,182
  10,887,746   FNMA #462846                                                                     4.15   07/01/2014       11,538,220
   3,422,676   FNMA #464495                                                                     4.68   02/01/2020        3,604,925
     481,542   FNMA #487758                                                                     8.50   05/01/2026          557,282
     173,624   FNMA #487759                                                                     9.50   07/01/2028          202,049
     137,331   FNMA #516051                                                                     9.50   01/01/2021          158,106
     136,327   FNMA #535537                                                                     9.00   07/01/2028          157,016
     111,903   FNMA #535573                                                                     8.00   11/01/2013          117,332
     274,200   FNMA #535752                                                                    10.00   12/01/2020          311,877
     880,156   FNMA #538435+/-                                                                  3.54   07/01/2026          916,759
     141,567   FNMA #545117+/-                                                                  2.89   12/01/2040          147,729
     606,200   FNMA #545187+/-                                                                  2.85   09/01/2031          629,589

                      36 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

GOVERNMENT SECURITIES FUND

                                                                                            INTEREST    MATURITY
  PRINCIPAL                                  SECURITY NAME                                    RATE        DATE           VALUE
------------   --------------------------------------------------------------------------   --------   ----------   --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (continued)
$    150,765   FNMA #545208+/-                                                                  3.10%  09/01/2031   $      156,240
     497,708   FNMA #545460+/-                                                                  3.06   11/01/2031          516,905
   1,740,491   FNMA #54844+/-                                                                   3.49   09/01/2027        1,766,932
     506,137   FNMA #555161                                                                     6.00   12/01/2013          542,826
   2,850,904   FNMA #555569                                                                     6.00   05/01/2016        3,076,274
   7,357,960   FNMA #555710                                                                     4.50   08/01/2018        7,809,018
     347,747   FNMA #635726+/-                                                                  2.56   04/01/2032          359,489
     268,198   FNMA #646643+/-                                                                  3.02   06/01/2032          276,146
   1,448,723   FNMA #66414+/-                                                                   4.78   09/01/2028        1,505,556
     254,926   FNMA #675479+/-                                                                  3.74   01/01/2033          264,927
     198,095   FNMA #675491+/-                                                                  3.44   04/01/2033          206,023
      43,842   FNMA #695514                                                                     8.50   10/01/2026           50,736
     295,047   FNMA #695519                                                                     8.50   11/01/2026          341,416
     212,756   FNMA #70765                                                                      9.00   03/01/2021          245,045
   1,228,994   FNMA #724438                                                                     8.50   06/01/2027        1,421,889
     183,715   FNMA #724658+/-                                                                  4.61   07/01/2033          190,800
  20,676,250   FNMA #725249                                                                     5.00   03/01/2034       21,784,239
   3,679,828   FNMA #725638                                                                     5.00   12/01/2018        3,949,529
  32,534,684   FNMA #735062                                                                     5.50   06/01/2034       34,883,119
   4,419,274   FNMA #735613                                                                     6.00   02/01/2035        4,849,808
  12,178,995   FNMA #739503                                                                     5.50   09/01/2033       13,058,105
  10,860,056   FNMA #740227                                                                     5.50   09/01/2033       11,643,963
   6,737,786   FNMA #745678+/-                                                                  5.09   05/01/2036        7,089,457
   6,863,311   FNMA #745743                                                                     4.00   05/01/2021        7,189,676
   6,480,720   FNMA #745816+/-                                                                  4.18   12/01/2035        6,713,234
   2,527,668   FNMA #787275+/-                                                                  4.91   06/01/2034        2,640,278
   3,239,130   FNMA #813158+/-                                                                  2.83   12/01/2034        3,382,682
   9,504,304   FNMA #835168                                                                     5.50   08/01/2035       10,163,618
   3,996,427   FNMA #873354                                                                     5.61   02/01/2021        4,398,906
  11,700,000   FNMA #874284                                                                     5.12   01/01/2017       12,751,099
   6,126,062   FNMA #886087                                                                     6.50   07/01/2036        6,683,869
   6,323,568   FNMA #886686+/-                                                                  6.02   08/01/2036        6,714,986
   1,463,334   FNMA #886761                                                                     7.00   09/01/2036        1,621,606
  23,851,814   FNMA #888022                                                                     5.00   02/01/2036       25,055,437
  10,766,031   FNMA #888538                                                                     5.50   01/01/2037       11,512,870
   9,608,559   FNMA #888707                                                                     7.50   10/01/2037       10,783,445
  20,488,478   FNMA #889398                                                                     6.00   11/01/2037       22,113,150
   4,579,292   FNMA #892283+/-                                                                  5.86   09/01/2036        4,852,751
   4,330,287   FNMA #895998                                                                     6.50   07/01/2036        4,724,580
   2,665,246   FNMA #902200                                                                     6.50   11/01/2036        2,907,929
   5,695,885   FNMA #918447                                                                     5.50   05/01/2022        6,124,916
   2,001,464   FNMA #924858                                                                     6.50   09/01/2037        2,164,943
   2,507,099   FNMA #954965                                                                     6.50   09/01/2037        2,711,878
  84,220,000   FNMA #9730%%                                                                     4.50   12/25/2039       85,930,677
  62,175,000   FNMA #9730%%                                                                     5.50   10/25/2037       66,323,254
   7,077,686   FNMA #988565                                                                     6.00   08/01/2038        7,634,500
  13,090,887   FNMA #995958                                                                     5.50   06/01/2024       14,076,931
  37,935,769   FNMA #AD0143                                                                     5.50   06/01/2024       40,793,202
                                                                                                                       719,544,436
                                                                                                                    --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 4.17%
  70,570,000   GNMA%%                                                                           5.00   11/15/2039       74,374,146
       3,446   GNMA #126600                                                                    13.00   11/15/2014            4,034
       3,639   GNMA #201                                                                       14.00   09/20/2014            4,310
       5,179   GNMA #52538                                                                     15.00   07/15/2012            5,908

                      Wells Fargo Advantage Income Funds 37


Portfolio of Investments--May 31, 2010

GOVERNMENT SECURITIES FUND

                                                                                            INTEREST    MATURITY
  PRINCIPAL                                  SECURITY NAME                                    RATE        DATE           VALUE
------------   --------------------------------------------------------------------------   --------   ----------   --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (continued)
$    275,675   GNMA #780104                                                                     9.50%  10/20/2019   $      312,644
     131,435   GNMA #780110                                                                    12.50   04/15/2019          139,956
   1,312,099   GNMA #780288                                                                     8.00   12/15/2023        1,530,770
       6,259   GNMA #780763                                                                     7.50   12/15/2010            6,233
     926,432   GNMA #780867                                                                     8.35   04/15/2020        1,051,382
     566,966   GNMA #780980                                                                     8.40   05/15/2020          654,408
     436,331   GNMA #8678+/-                                                                    3.63   08/20/2020          450,227
     248,878   GNMA #8714+/-                                                                    3.13   11/20/2020          255,726
       1,645   GNMA #95643                                                                     15.00   09/15/2012            1,884
 119,014,596   GNMA SERIES 2002-53 CLASS IO                                                     0.85   04/16/2042        2,231,131
                                                                                                                        81,022,759
                                                                                                                    --------------
SMALL BUSINESS ADMINISTRATION: 0.01%
     793,155   SBA #4796093007(c)                                                               1.44   02/15/2018           32,842
   2,046,285   SBA SERIES 1992- 6 CLASS A(c)                                                    1.51   10/15/2017           84,729
                                                                                                                           117,571
                                                                                                                    --------------
TENNESSEE VALLEY AUTHORITY: 0.52%
   6,000,000   TENNESSEE VALLEY AUTHORITY                                                       5.25   09/15/2039        6,270,588
   3,670,000   TENNESSEE VALLEY AUTHORITY                                                       5.38   04/01/2056        3,954,131
                                                                                                                        10,224,719
                                                                                                                    --------------
TOTAL AGENCY SECURITIES (COST $985,728,233)                                                                          1,015,515,487
                                                                                                                    --------------
ASSET BACKED SECURITIES: 1.26%
   4,963,913   CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2007-4 CLASS A3B+/-                  1.04   12/15/2011        4,969,638
  19,165,000   CHASE ISSUANCE TRUST SERIES 2009-A3 CLASS A3                                     2.40   06/17/2013       19,423,808
TOTAL ASSET BACKED SECURITIES (COST $24,123,566)                                                                        24,393,446
                                                                                                                    --------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 17.60%
   1,750,000   BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2007-T28 CLASS AAB            5.75   09/11/2042        1,871,121
  11,820,000   COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-LB4A CLASS A4          4.58   10/15/2037       12,017,627
      46,266   FHLMC SERIES 16 CLASS D                                                         10.00   10/15/2019           50,285
   9,760,322   FHLMC SERIES 3139 CLASS YD                                                       4.38   04/15/2015        9,989,664
   7,895,468   FHLMC SERIES 3185 CLASS PA                                                       4.50   08/15/2026        8,067,669
   9,432,411   FHLMC SERIES 3221 CLASS VA                                                       5.00   09/15/2017       10,253,597
   2,580,183   FHLMC SERIES R007 CLASS AC                                                       5.88   05/15/2016        2,636,292
     410,932   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-15 CLASS A6+/-                 0.78   11/25/2028          387,755
   1,624,988   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-23 CLASS A+/-                  0.62   05/25/2030        1,452,602
     718,354   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-35 CLASS A+/-                  0.62   09/25/2031          679,364
   1,928,566   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-42 CLASS A6                    9.50   02/25/2042        2,308,856
     892,214   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-55 CLASS 2A1+/-                4.31   03/25/2043          847,967
   5,028,554   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-57 CLASS 2A1+/-                4.77   07/25/2043        5,013,725
   2,015,417   FNMA GRANTOR TRUST SERIES 2000-T6 CLASS A2                                       9.50   06/25/2030        2,271,123
   3,962,918   FNMA GRANTOR TRUST SERIES 2001-T10 CLASS A3                                      9.50   12/25/2041        4,465,713
     994,773   FNMA GRANTOR TRUST SERIES 2001-T12 CLASS A3                                      9.50   08/25/2041        1,120,985
   2,712,290   FNMA GRANTOR TRUST SERIES 2001-T8 CLASS A3                                       5.05   07/25/2041        2,818,491
  15,275,044   FNMA GRANTOR TRUST SERIES 2002-T11 CLASS B                                       5.34   04/25/2012       16,834,913
   2,410,605   FNMA GRANTOR TRUST SERIES 2002-T12 CLASS A5+/-                                   4.53   10/25/2041        2,537,650
  10,364,628   FNMA GRANTOR TRUST SERIES 2002-T19 CLASS A1                                      6.50   07/25/2042       11,361,664
     533,769   FNMA GRANTOR TRUST SERIES 2002-T5 CLASS A1+/-                                    0.58   05/25/2032          487,238
  15,000,000   FNMA GRANTOR TRUST SERIES 2003-T1 CLASS B                                        4.49   11/25/2012       15,705,461
     605,418   FNMA GRANTOR TRUST SERIES 2003-T2 CLASS A1+/-                                    0.62   03/25/2033          498,601
     156,417   FNMA INTEREST STRIP SERIES 161 CLASS 2(c)                                        8.50   07/25/2022           35,561
     423,560   FNMA INTEREST STRIP SERIES 265 CLASS 2                                           9.00   03/01/2024          491,554

                      38 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

GOVERNMENT SECURITIES FUND

                                                                                            INTEREST    MATURITY
  PRINCIPAL                                  SECURITY NAME                                    RATE        DATE           VALUE
------------   --------------------------------------------------------------------------   --------   ----------   --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$    158,524   FNMA SERIES 1988-2 CLASS Z                                                      10.10%  02/25/2018   $      177,844
      81,406   FNMA SERIES 1988-7 CLASS Z                                                       9.25   04/25/2018           90,721
     414,847   FNMA SERIES 1989-10 CLASS Z                                                      9.50   03/25/2019          481,617
     345,436   FNMA SERIES 1989-100 CLASS Z                                                     8.75   12/25/2019          387,830
     869,176   FNMA SERIES 1989-12 CLASS Y                                                     10.00   03/25/2019        1,025,620
     482,739   FNMA SERIES 1989-22 CLASS G                                                     10.00   05/25/2019          566,938
     107,968   FNMA SERIES 1989-63 CLASS Z                                                      9.40   10/25/2019          120,723
     159,846   FNMA SERIES 1989-98 CLASS E                                                      9.20   12/25/2019          178,838
     265,429   FNMA SERIES 1990-144 CLASS W                                                     9.50   12/25/2020          308,917
     271,995   FNMA SERIES 1990-75 CLASS Z                                                      9.50   07/25/2020          318,718
      96,445   FNMA SERIES 1990-84 CLASS Y                                                      9.00   07/25/2020          109,058
     516,204   FNMA SERIES 1990-96 CLASS Z                                                      9.67   08/25/2020          607,070
     155,822   FNMA SERIES 1991-5 CLASS Z                                                       8.75   01/25/2021          178,848
     556,799   FNMA SERIES 1991-85 CLASS Z                                                      8.00   06/25/2021          622,570
     409,987   FNMA SERIES 1992-45 CLASS Z                                                      8.00   04/25/2022          458,417
     418,890   FNMA SERIES G-8 CLASS E                                                          9.00   04/25/2021          480,829
     868,663   FNMA SERIES G92-30 CLASS Z                                                       7.00   06/25/2022          958,952
     150,495   FNMA WHOLE LOAN SERIES 1999-W6 CLASS A+/-                                        9.22   09/25/2028          163,460
     102,824   FNMA WHOLE LOAN SERIES 2003-W11 CLASS A1+/-                                      3.43   06/25/2033          103,885
   5,496,901   FNMA WHOLE LOAN SERIES 2003-W3 CLASS 1A4+/-                                      4.49   08/25/2042        5,742,544
   1,010,389   FNMA WHOLE LOAN SERIES 2003-W5 CLASS A+/-                                        0.56   04/25/2033          869,017
   4,913,540   FNMA WHOLE LOAN SERIES 2003-W6 CLASS 6A+/-                                       4.59   08/25/2042        5,048,264
   4,697,787   FNMA WHOLE LOAN SERIES 2003-W6 CLASS PT4+/-                                     10.02   10/25/2042        5,153,864
   2,360,055   FNMA WHOLE LOAN SERIES 2003-W8 CLASS PT1+/-                                     10.02   12/25/2042        2,563,291
     360,218   FNMA WHOLE LOAN SERIES 2003-W9 CLASS A+/-                                        0.58   06/25/2033          344,319
   4,193,665   FNMA WHOLE LOAN SERIES 2004-W15 CLASS 1A3                                        7.00   08/25/2044        4,670,904
   4,229,755   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2000-C3 CLASS A2         6.96   09/15/2035        4,273,626
  12,404,000   GNMA SERIES 2004-103 CLASS C                                                     4.70   12/16/2027       13,027,640
 182,421,665   GNMA SERIES 2005-23 CLASS IO+/-(c)                                               1.84   06/17/2045        5,672,566
   1,884,016   GNMA SERIES 2005-34 CLASS A                                                      3.96   09/16/2021        1,891,108
   8,110,500   GNMA SERIES 2005-59 CLASS A                                                      4.39   05/16/2023        8,257,466
   7,480,543   GNMA SERIES 2006-3 CLASS A                                                       4.21   01/16/2028        7,625,524
  12,510,000   GNMA SERIES 2006-32 CLASS C                                                      5.52   11/16/2038       13,713,138
 128,383,339   GNMA SERIES 2006-32 CLASS XM+/-(c)                                               0.63   11/16/2045        3,856,841
  12,520,000   GNMA SERIES 2006-68 CLASS D                                                      5.31   12/16/2037       13,650,572
 269,826,170   GNMA SERIES 2008-22 CLASS XM                                                     0.98   02/16/2050       12,317,565
  39,500,000   GNMA SERIES 2008-80 CLASS B                                                      4.28   03/16/2033       41,465,358
   4,297,341   JPMORGAN MORTGAGE TRUST SERIES 2005-A3 CLASS 7CA1+/-                             2.94   06/25/2035        3,700,118
  11,110,000   LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2005-C1 CLASS A3            4.55   02/15/2030       11,283,064
  10,051,000   LEHMAN BROTHERS UBS COMMERCIAL MORTGAGE TRUST SERIES 2006-C1 CLASS A4            5.16   02/15/2031       10,200,476
  10,000,000   MERRILL LYNCH COUNTRYWIDE COMMERCIAL MORTGAGE SECURITIES SEIES 2006-4
                  CLASS A3                                                                      5.17   12/12/2049        9,578,060
   4,560,000   MORGAN STANLEY CAPITAL I SERIES 2004-T15 CLASS A4                                5.27   06/13/2041        4,728,415
   4,141,296   NOMURA ASSET ACCEPTANCE CORPORATION SERIES 2004-R2 CLASS A1++                    6.50   10/25/2034        3,985,803
  23,365,000   TIAA REAL ESTATE CDO LIMITED SERIES 2007-C4 CLASS A3+/-                          6.07   08/15/2039       25,177,054
     670,162   VENDEE MORTGAGE TRUST SERIES 1995-1 CLASS 4+/-                                   8.87   02/15/2025          720,550
     917,454   VENDEE MORTGAGE TRUST SERIES 1995-2C CLASS 3A                                    8.79   06/15/2025        1,050,198
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $334,643,959)                                                          342,113,678
                                                                                                                    --------------
CORPORATE BONDS & NOTES: 0.53%
DEPOSITORY INSTITUTIONS: 0.53%
  15,000,000   FINANCING CORPORATION FICO SERIES D-P##                                          3.69   09/26/2019       10,228,935
                                                                                                                    --------------
GENERAL MERCHANDISE STORES: 0.00%
         172  SEARS ROEBUCK ACCEPTANCE                                                          6.70   04/15/2012              175
                                                                                                                    --------------
TOTAL CORPORATE BONDS & NOTES (COST $9,809,555)                                                                         10,229,110
                                                                                                                    --------------

                      Wells Fargo Advantage Income Funds 39


Portfolio of Investments--May 31, 2010

GOVERNMENT SECURITIES FUND

                                                                                            INTEREST    MATURITY
  PRINCIPAL                                  SECURITY NAME                                    RATE        DATE           VALUE
------------   --------------------------------------------------------------------------   --------   ----------   --------------
FOREIGN CORPORATE BONDS: 1.59%
$ 17,090,000   KOMMUNALBANKEN AS++                                                              2.75%  05/05/2015   $   17,210,672
  13,660,000   WESTPAC BANKING CORPORATION++                                                    1.90   12/14/2012       13,741,222
TOTAL FOREIGN CORPORATE BONDS (COST $30,646,509)                                                                        30,951,894
                                                                                                                    --------------
FOREIGN GOVERNMENT BONDS: 0.62%
  11,925,000   PROVINCE OF BRITISH COLUMBIA                                                     2.85   06/15/2015       12,095,182
                                                                                                                    --------------
TOTAL FOREIGN GOVERNMENT BONDS (COST $11,918,441)                                                                       12,095,182
                                                                                                                    --------------
MUNICIPAL BONDS & NOTES: 0.47%
ARKANSAS: 0.04%
     638,389   ARKANSAS DEVELOPMENT FINANCE AUTHORITY (HOUSING REVENUE, GNMA INSURED)           9.75   11/15/2014          687,660
                                                                                                                    --------------
TEXAS: 0.43%
   5,405,000   RETAMA TEXAS DEVELOPMENT CORPORATION (OTHER REVENUE)                            10.00   12/15/2020        8,420,828
                                                                                                                    --------------
TOTAL MUNICIPAL BONDS & NOTES (COST $8,147,046)                                                                          9,108,488
                                                                                                                    --------------
US TREASURY SECURITIES: 28.43%
US TREASURY BILLS: 0.04%
     750,000   US TREASURY BILL###                                                              0.14   06/24/2010          749,934
                                                                                                                    --------------
US TREASURY BONDS: 5.49%
  47,220,000   US TREASURY BOND<<(o)                                                            4.63   02/15/2040       50,422,083
  17,315,000   US TREASURY BOND<<                                                               5.38   02/15/2031       20,453,344
  24,540,000   US TREASURY BOND<<                                                               8.75   08/15/2020       35,828,400
                                                                                                                       106,703,827
                                                                                                                    --------------
US TREASURY NOTES: 22.90%
  11,615,000   US TREASURY NOTE                                                                 0.75   05/31/2012       11,607,800
  81,000,000   US TREASURY NOTE                                                                 0.88   04/30/2011       81,332,262
  11,150,000   US TREASURY NOTE                                                                 1.38   04/15/2012       11,290,680
  33,950,000   US TREASURY NOTE                                                                 1.75   03/31/2014       34,013,656
  44,230,000   US TREASURY NOTE                                                                 2.13   11/30/2014       44,582,469
  31,000,000   US TREASURY NOTE<<                                                               2.38   02/28/2015       31,498,790
  11,495,000   US TREASURY NOTE                                                                 2.50   03/31/2015       11,739,269
  98,170,000   US TREASURY NOTE                                                                 2.75   10/31/2013      102,181,128
  37,000,000   US TREASURY NOTE<<                                                               3.50   05/15/2020       37,612,720
  49,280,000   US TREASURY NOTE<<                                                               3.75   11/15/2018       51,609,268
  25,000,000   US TREASURY NOTE<<                                                               4.25   08/15/2015       27,537,100
                                                                                                                       445,005,142
                                                                                                                    --------------
TOTAL US TREASURY SECURITIES (COST $542,603,444)                                                                       552,458,903
                                                                                                                    --------------
SHORT-TERM INVESTMENTS: 28.80%
CORPORATE BONDS & NOTES: 0.70%
   6,243,037   GRYPHON FUNDING LIMITED(v)(a)(i)                                                 0.00   08/05/2010        2,549,032
  19,768,109   VFNC CORPORATION(v)(a)+/-++(i)                                                   0.35   09/30/2010       11,070,141
                                                                                                                        13,619,173
                                                                                                                    --------------

                      40 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

GOVERNMENT SECURITIES FUND

   SHARES                                    SECURITY NAME                                    YIELD                      VALUE
------------   --------------------------------------------------------------------------   --------                --------------
INVESTMENT COMPANIES: 28.10%
 359,370,742   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)~(u)(o)                               0.17%               $  359,370,742
 186,810,625   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS LLC(v)(l)(u)                     0.30                   186,810,625
                                                                                                                       546,181,367
                                                                                                                    --------------
TOTAL SHORT-TERM INVESTMENTS (COST $556,437,923)                                                                       559,800,540
                                                                                                                    --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $2,504,058,676)*                                                             131.55%                           2,556,666,728
OTHER ASSETS AND LIABILITIES, NET                                                  (31.55)                            (613,227,165)
                                                                                   ------                           --------------
TOTAL NET ASSETS                                                                   100.00%                          $1,943,439,563
                                                                                   ------                           --------------

----------
(v) Security represents investment of cash collateral received from securities on loan.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

%%   Securities issued on a when-issued (TBA) basis.

+/-  Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(c) Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

(l)  Investment in an affiliate.

(i)  Illiquid security (unaudited).

##   Zero coupon security. Rate represents yield to maturity.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

(u)  Rate shown is the 7-day annualized yield at period end.

#    Security pledged as collateral for futures transactions.

<<   All or a portion of this security is on loan.

(o)  Security pledged as collateral for when-issued (TBA) securities.

* Cost for federal income tax purposes is $2,509,809,250 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 69,716,535
Gross unrealized depreciation    (22,859,057)
                                ------------
Net unrealized appreciation     $ 46,857,478

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 41


Portfolio of Investments--May 31, 2010

HIGH INCOME FUND

PRINCIPAL                           SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
CORPORATE BONDS & NOTES: 86.82%
AMUSEMENT & RECREATION SERVICES: 1.72%
$    475,000   LIVE NATION ENTERTAINMENT++                                    8.13%       05/15/2018    $       470,250
   4,360,000   WMG ACQUISITION CORPORATION                                    9.50        06/15/2016          4,512,600
   5,000,000   YONKERS RACING CORPORATION++                                  11.38        07/15/2016          5,350,000
                                                                                                             10,332,850
                                                                                                        ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
   MATERIALS: 1.93%
   3,805,000   HANESBRANDS INCORPORATED                                       8.00        12/15/2016          3,862,075
   3,800,000   LEVI STRAUSS & COMPANY++                                       7.63        05/15/2020          3,705,000
   3,800,000   LIMITED BRANDS INCORPORATED                                    7.00        05/01/2020          3,781,000
     235,000   PHILLIPS-VAN HEUSEN CORPORATION                                7.38        05/15/2020            236,175
                                                                                                             11,584,250
                                                                                                        ---------------
AUTO PARTS & EQUIPMENT: 0.79%
     475,000   COOPER-STANDARD AUTOMOTIVE INCORPORATED++                      8.50        05/01/2018            467,875
   1,785,000   TRW AUTOMOTIVE INCORPORATED++                                  7.25        03/15/2017          1,731,450
   2,500,000   TRW AUTOMOTIVE INCORPORATED++                                  8.88        12/01/2017          2,525,000
                                                                                                              4,724,325
                                                                                                        ---------------
BUSINESS SERVICES: 5.14%
      52,719   AFFINITY GROUP INCORPORATED####                               10.88        12/31/2049             21,088
   4,850,000   FTI CONSULTING INCORPORATED                                    7.75        10/01/2016          4,789,375
   3,325,000   GXS WORLDWIDE INCORPORATED++                                   9.75        06/15/2015          3,117,189
      75,000   IKON OFFICE SOLUTIONS INCORPORATED                             6.75        12/01/2025             78,980
   3,320,000   INTERNATIONAL LEASE FINANCE CORPORATION++                      8.63        09/15/2015          3,054,400
   4,305,000   IRON MOUNTAIN INCORPORATED                                     8.38        08/15/2021          4,369,575
   4,710,000   LAMAR MEDIA CORPORATION SERIES C                               6.63        08/15/2015          4,427,400
   5,425,000   NETFLIX INCORPORATED                                           8.50        11/15/2017          5,601,313
   1,500,000   SUNGARD DATA SYSTEMS INCORPORATED                             10.63        05/15/2015          1,582,500
   4,000,000   UNITED RENTALS NORTH AMERICA INCORPORATED                      7.75        11/15/2013          3,790,000
                                                                                                             30,831,820
                                                                                                        ---------------
CASINO & GAMING: 4.55%
   3,900,000   AMERISTAR CASINOS INCORPORATED                                 9.25        06/01/2014          3,997,500
   2,850,000   HARRAH'S OPERATING COMPANY INCORPORATED                       11.25        06/01/2017          2,985,375
   2,945,000   MGM RESORTS INTERNATIONAL++                                    9.00        03/15/2020          2,952,363
   3,540,000   PENN NATIONAL GAMING INCORPORATED++                            8.75        08/15/2019          3,593,100
   3,322,000   POKAGON GAMING AUTHORITY++                                    10.38        06/15/2014          3,438,270
   3,745,000   SHINGLE SPRINGS TRIBAL GAMING AUTHORITY++                      9.38        06/15/2015          2,921,100
   5,850,000   TUNICA-BILOXI GAMING AUTHORITY++                               9.00        11/15/2015          5,265,000
   1,350,000   TURNING STONE CASINO RESORT ENTERPRISE++                       9.13        09/15/2014          1,343,250
   1,229,000   WATERFORD GAMING LLC++(i)                                      8.63        09/15/2014            786,560
                                                                                                             27,282,518
                                                                                                        ---------------
CHEMICALS & ALLIED PRODUCTS: 1.59%
   6,000,000   NALCO COMPANY                                                  8.25        05/15/2017          6,210,000
   3,000,000   ROHM & HAAS COMPANY                                            7.85        07/15/2029          3,259,482
                                                                                                              9,469,482
                                                                                                        ---------------
COAL MINING: 2.34%
   3,800,000   CONSOL ENERGY INCORPORATED++                                   8.25        04/01/2020          3,880,750
   3,145,000   FOUNDATION PA COAL COMPANY                                     7.25        08/01/2014          3,184,313
   3,325,000   INTERNATIONAL COAL GROUP INCORPORATED                          9.13        04/01/2018          3,325,000
   3,800,000   MASSEY ENERGY COMPANY                                          6.88        12/15/2013          3,648,000
                                                                                                             14,038,063
                                                                                                        ---------------

                      42 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

HIGH INCOME FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
COMMUNICATIONS: 12.90%
$    475,000   ALLBRITTON COMMUNICATIONS++                                    8.00%       05/15/2018    $       448,875
     475,000   CABLEVISION SYSTEMS CORPORATION                                8.00        04/15/2020            467,875
   1,686,769   CCH II CAPITAL CORPORATION                                    13.50        11/30/2016          1,933,459
     950,000   CCO HOLDINGS, LLC++                                            7.88        04/30/2018            932,188
     950,000   CCO HOLDINGS, LLC++                                            8.13        04/30/2020            940,500
   2,860,000   CENGAGE LEARNING ACQUISITIONS INCORPORATED++                  10.50        01/15/2015          2,595,450
   2,850,000   CEQUEL COMMUNICATIONS HOLDINGS I LLC AND CEQUEL
                  CAPITAL CORPORATION++                                       8.63        11/15/2017          2,750,250
   3,270,000   CINCINNATI BELL INCORPORATED                                   8.25        10/15/2017          3,081,975
   4,325,000   CLEAR CHANNEL WORLDWIDE HOLDINGS INCORPORATED++                9.25        12/15/2017          4,400,688
   3,500,000   CROWN CASTLE INTERNATIONAL CORPORATION                         7.13        11/01/2019          3,395,000
   5,760,000   CSC HOLDINGS INCORPORATED++                                    8.63        02/15/2019          6,004,800
   3,900,000   DISH DBS CORPORATION                                           7.75        05/31/2015          3,919,500
     350,000   ECHOSTAR DBS CORPORATION                                       7.13        02/01/2016            343,000
   4,295,000   GEOEYE INCORPORATED++                                          9.63        10/01/2015          4,316,475
     950,000   LIN TELEVISION CORPORATION++                                   8.38        04/15/2018            938,125
   4,000,000   METROPCS WIRELESS INCORPORATED                                 9.25        11/01/2014          4,080,000
   2,900,000   NEW COMMUNICATIONS HOLDINGS INCORPORATED++                     8.25        04/15/2017          2,871,000
   4,355,000   NEXTEL COMMUNICATIONS INCORPORATED SERIES D                    7.38        08/01/2015          4,104,588
   1,950,000   NIELSEN FINANCE LLC COMPANY                                   11.50        05/01/2016          2,067,000
   1,535,000   NIELSEN FINANCE LLC COMPANY                                   11.63        02/01/2014          1,642,450
   2,725,000   NIELSEN FINANCE LLC COMPANY(o)(o)                             12.50        08/01/2016          2,520,625
   5,650,000   PAETEC HOLDING CORPORATION<<                                   9.50        07/15/2015          5,494,625
   4,700,000   SINCLAIR TELEVISION GROUP INCORPORATED++                       9.25        11/01/2017          4,653,000
     950,000   SIRIUS XM RADIO INCORPORATED++                                 8.75        04/01/2015            921,500
   2,600,000   SPRINT CAPITAL CORPORATION                                     6.90        05/01/2019          2,349,750
   2,130,000   SPRINT NEXTEL CORPORATION                                      6.00        12/01/2016          1,895,700
   3,325,000   TIME WARNER TELECOMMUNICATION HOLDINGS INCORPORATED++          8.00        03/01/2018          3,333,313
   4,980,000   WINDSTREAM CORPORATION                                         8.63        08/01/2016          4,930,200
                                                                                                             77,331,911
                                                                                                        ---------------
DEPARTMENT STORES: 1.00%
   6,000,000   MACY'S RETAIL HOLDINGS INCORPORATED                            5.90        12/01/2016          6,015,000
                                                                                                        ---------------
EATING & DRINKING PLACES: 0.23%
   1,400,000   O'CHARLEYS INCORPORATED                                        9.00        11/01/2013          1,393,000
                                                                                                        ---------------
ELECTRIC, GAS & SANITARY SERVICES: 3.33%
   2,890,000   DYNEGY HOLDINGS INCORPORATED                                   8.38        05/01/2016          2,384,250
   3,900,000   EL PASO CORPORATION                                            7.00        06/15/2017          3,809,423
   4,000,000   EL PASO NATURAL GAS CORPORATION                                7.25        06/01/2018          3,917,464
   3,450,000   IPALCO ENTERPRISES INCORPORATED++                              7.25        04/01/2016          3,510,375
   4,900,000   MIRANT AMERICAS GENERATION LLC                                 8.50        10/01/2021          4,483,500
   2,775,000   TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC
                  SERIES B                                                   10.25        11/01/2015          1,859,250
                                                                                                             19,964,262
                                                                                                        ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 0.43%
   2,615,000   HEXCEL CORPORATION                                             6.75        02/01/2015          2,556,163
                                                                                                        ---------------
ENERGY - EXPLORATION & PRODUCTION: 3.02%
   2,359,332   COSO GEOTHERMAL POWER HOLDINGS++(i)                            7.00        07/15/2026          2,287,326
     950,000   ENERGY FUTURE HOLDINGS CORPORATION++                          10.00        01/15/2020            945,250
   4,935,000   NRG ENERGY INCORPORATED                                        7.38        02/01/2016          4,774,613
   4,000,000   NRG ENERGY INCORPORATED                                        8.50        06/15/2019          3,870,000
   3,550,000   NV ENERGY INCORPORATED                                         6.75        08/15/2017          3,571,801

                      Wells Fargo Advantage Income Funds 43


Portfolio of Investments--May 31, 2010

HIGH INCOME FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
ENERGY - EXPLORATION & PRODUCTION (continued)
$  1,910,000   RRI ENERGY INCORPORATED                                        7.88%       06/15/2017    $     1,766,750
   1,000,000   WHITE PINE HYDRO PORTFOLIO++                                   7.26        07/20/2015            873,060
                                                                                                             18,088,800
                                                                                                        ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
   EQUIPMENT: 0.78%
     475,000   BALL CORPORATION                                               6.75        09/15/2020            461,938
   3,800,000   BWAY CORPORATION                                              10.00        04/15/2014          4,199,000
                                                                                                              4,660,938
                                                                                                        ---------------
FINANCIAL SERVICES: 2.83%
   1,370,000   ALLY FINANCIAL INCORPORATED                                    6.00        12/15/2011          1,347,738
   2,595,000   ALLY FINANCIAL INCORPORATED                                    6.75        12/01/2014          2,471,738
   2,850,000   ALLY FINANCIAL INCORPORATED++                                  8.00        03/15/2020          2,764,500
   3,375,000   ALLY FINANCIAL INCORPORATED                                    8.00        11/01/2031          3,071,250
   4,750,000   ICAHN ENTERPRISES FINANCE CORPORATION++                        8.00        01/15/2018          4,465,000
   2,850,000   PROVIDENT FUNDING ASSOCIATION++                               10.25        04/15/2017          2,835,750
                                                                                                             16,955,976
                                                                                                        ---------------
FOOD & KINDRED PRODUCTS: 2.87%
     475,000   C&S GROUP ENTERPRISES LLC++                                    8.38        05/01/2017            453,625
   5,700,000   CONSTELLATION BRANDS INCORPORATED                              7.25        09/01/2016          5,671,500
   4,735,000   HARLAND CLARKE AMERICAN CORPORATION                            9.50        05/15/2015          4,225,988
   3,000,000   PINNACLE FOODS LLC CORPORATION                                 9.25        04/01/2015          2,992,500
   3,800,000   TREEHOUSE FOODS INCORPORATED                                   7.75        03/01/2018          3,885,500
                                                                                                             17,229,113
                                                                                                        ---------------
FOOD STORES: 0.82%
   5,000,000  SUPERVALU INCORPORATED                                          8.00        05/01/2016          4,925,000
                                                                                                        ---------------
HEALTH SERVICES: 4.96%
   3,385,000   COMMUNITY HEALTH SYSTEMS INCORPORATED SERIES WI                8.88        07/15/2015          3,465,394
   3,295,000   DAVITA INCORPORATED                                            7.25        03/15/2015          3,278,525
   4,200,000   HCA INCORPORATED++                                             7.25        09/15/2020          4,189,500
   1,915,000   HCA INCORPORATED++                                             7.88        02/15/2020          1,948,513
   1,000,000   HCA INCORPORATED++                                             8.50        04/15/2019          1,045,000
   4,000,000   HEALTHSOUTH CORPORATION                                        8.13        02/15/2020          3,880,000
   3,710,000   TENET HEALTHCARE CORPORATION                                   9.25        02/01/2015          3,812,025
   3,985,000   US ONCOLOGY INCORPORATED                                       9.13        08/15/2017          4,019,869
   4,275,000   VANGUARD HEALTH HOLDING COMPANY II LLC                         8.00        02/01/2018          4,061,250
                                                                                                             29,700,076
                                                                                                        ---------------
HOLDING & OTHER INVESTMENT OFFICES: 0.41%
   2,430,000   AXCAN INTERMEDIATE HOLDINGS INCORPORATED                       9.25        03/01/2015          2,454,300
     602,000   MUZAK FINANCE CORPORATION LLC(i)####                           0.00        12/31/2049             10,294
                                                                                                              2,464,594
                                                                                                        ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 1.71%
   3,345,000   CASELLA WASTE SYSTEMS INCORPORATED++                          11.00        07/15/2014          3,512,250
   3,590,000   CLEAN HARBORS INCORPORATED                                     7.63        08/15/2016          3,679,750
   2,860,000   TEREX CORPORATION                                             10.88        06/01/2016          3,074,500
                                                                                                             10,266,500
                                                                                                        ---------------

                      44 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

HIGH INCOME FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
   & OPTICAL GOODS: 1.15%
$  2,850,000   ACCELLENT INCORPORATED++                                       8.38%       02/01/2017    $     2,750,250
   4,000,000   BIO-RAD LABORATORIES INCORPORATED                              8.00        09/15/2016          4,155,000
                                                                                                              6,905,250
                                                                                                        ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.87%
   5,200,000   YANKEE ACQUISITION CORPORATION                                 8.50        02/15/2015          5,213,000
                                                                                                        ---------------
MISCELLANEOUS RETAIL: 1.98%
   3,755,000   FERRELLGAS LP++                                                9.13        10/01/2017          3,886,425
   3,085,000   SUBURBAN PROPANE PARTNERS LP                                   7.38        03/15/2020          3,069,575
   4,750,000   TOYS R US PROPERTY COMPANY++                                   8.50        12/01/2017          4,904,375
                                                                                                             11,860,375
                                                                                                        ---------------
MOTION PICTURES: 0.89%
   5,295,000   CINEMARK USA INCORPORATED                                      8.63        06/15/2019          5,347,950
                                                                                                        ---------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 4.92%
   2,000,000   CIT GROUP INCORPORATED                                         7.00        05/01/2016          1,815,000
   7,600,000   CIT GROUP INCORPORATED<<                                       7.00        05/01/2017          6,859,000
   5,025,000   DISCOVER FINANCIAL SERVICES                                   10.25        07/15/2019          5,918,963
   1,830,000   FORD MOTOR CREDIT COMPANY LLC                                  7.00        10/01/2013          1,845,839
   6,835,000   FORD MOTOR CREDIT COMPANY LLC                                  7.80        06/01/2012          6,971,017
   1,695,000   FORD MOTOR CREDIT COMPANY LLC                                  8.00        12/15/2016          1,698,292
   1,000,000   FORD MOTOR CREDIT COMPANY LLC                                  8.13        01/15/2020          1,000,947
   3,800,000   SLM CORPORATION                                                8.00        03/25/2020          3,380,092
                                                                                                             29,489,150
                                                                                                        ---------------
OIL & GAS EXTRACTION: 7.52%
   4,870,000   BILL BARRETT CORPORATION                                       9.88        07/15/2016          5,040,450
   4,750,000   CHESAPEAKE ENERGY CORPORATION                                  6.38        06/15/2015          4,738,125
   1,660,000   COFFEYVILLE RESOURCES LLC / COFFEYVILLE FINANCE
                  INCORPORATED++                                              9.00        04/01/2015          1,643,400
   1,425,000   COFFEYVILLE RESOURCES LLC / COFFEYVILLE FINANCE
                  INCORPORATED++                                             10.88        04/01/2017          1,425,000
   3,340,000   COMSTOCK RESOURCES INCORPORATED                                8.38        10/15/2017          3,356,700
   2,975,000   HILCORP ENERGY++                                               7.75        11/01/2015          2,900,625
   4,855,000   KEY ENERGY SERVICES INCORPORATED                               8.38        12/01/2014          4,830,725
   4,700,000   NEWFIELD EXPLORATION COMPANY                                   6.88        02/01/2020          4,535,500
   4,000,000   PENN VIRGINIA CORPORATION                                     10.38        06/15/2016          4,260,000
   4,400,000   PLAINS EXPLORATION & PRODUCTION COMPANY                        8.63        10/15/2019          4,312,000
   4,000,000   PRIDE INTERNATIONAL INCORPORATED                               8.50        06/15/2019          4,380,000
   3,340,000   QUICKSILVER RESOURCES INCORPORATED                            11.75        01/01/2016          3,640,600
                                                                                                             45,063,125
                                                                                                        ---------------
PAPER & ALLIED PRODUCTS: 3.80%
   2,375,000   APPLETON PAPERS INCORPORATED++                                10.50        06/15/2015          2,161,250
   1,334,000   APPLETON PAPERS INCORPORATED++                                11.25        12/15/2015          1,083,875
   3,500,000   BOISE PAPER HOLDINGS LLC / BOISE FINANCE COMPANY++             9.00        11/01/2017          3,696,875
   5,000,000   GEORGIA-PACIFIC LLC++                                          7.00        01/15/2015          5,000,000
   2,485,000   P.H. GLATFELTER COMPANY                                        7.13        05/01/2016          2,360,750
   1,425,000   ROCK-TENN COMPANY                                              9.25        03/15/2016          1,506,938
   2,250,000   ROCK-TENN COMPANY                                              9.25        03/15/2016          2,379,375
   4,325,000   VERSO PAPER HOLDINGS LLC++                                    11.50        07/01/2014          4,616,938
                                                                                                             22,806,001
                                                                                                        ---------------

                      Wells Fargo Advantage Income Funds 45


Portfolio of Investments--May 31, 2010

HIGH INCOME FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
PERSONAL SERVICES: 0.95%
$    200,000   SERVICE CORPORATION INTERNATIONAL                              7.50%       04/01/2027    $       183,500
   1,100,000   SERVICE CORPORATION INTERNATIONAL                              7.63        10/01/2018          1,091,750
      75,000   SERVICE CORPORATION INTERNATIONAL                              7.88        02/01/2013             72,750
   4,465,000   SERVICE CORPORATION INTERNATIONAL SERIES WI                    7.00        06/15/2017          4,331,050
                                                                                                              5,679,050
                                                                                                        ---------------
PETROLEUM REFINING & RELATED INDUSTRIES: 2.15%
   4,645,000   ASHLAND INCORPORATED                                           9.13        06/01/2017          5,086,275
   2,970,000   HOLLY CORPORATION++                                            9.88        06/15/2017          2,999,700
   2,790,000   SANDRIDGE ENERGY INCORPORATED++                                8.00        06/01/2018          2,497,050
   2,460,000   SANDRIDGE ENERGY INCORPORATED(Y)                               8.63        04/01/2015          2,287,800
                                                                                                             12,870,825
                                                                                                        ---------------
PHARMACEUTICALS: 0.31%
   1,895,000   MYLAN INCORPORATED++                                           7.88        07/15/2020          1,897,369
                                                                                                        ---------------
PIPELINES: 0.27%
   2,000,000   DYNEGY HOLDINGS INCORPORATED                                   7.50        06/01/2015          1,640,000
                                                                                                        ---------------
PRIMARY METAL INDUSTRIES: 1.42%
   2,000,000   BELDEN CDT INCORPORATED++                                      9.25        06/15/2019          2,090,000
   2,510,000   BELDEN INCORPORATED                                            7.00        03/15/2017          2,397,050
     475,000   STEEL DYNAMICS INCORPORATED++                                  7.63        03/15/2020            470,250
   3,545,000   STEEL DYNAMICS INCORPORATED                                    7.75        04/15/2016          3,527,275
                                                                                                              8,484,575
                                                                                                        ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 1.00%
   3,820,000   ACCO BRANDS CORPORATION                                       10.63        03/15/2015          4,135,150
   1,900,000   MEDIA GENERAL INCORPORATED++                                  11.75        02/15/2017          1,833,500
                                                                                                              5,968,650
                                                                                                        ---------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 0.79%
   4,715,000   VENTAS REALTY LP                                               6.75        04/01/2017          4,726,391
                                                                                                        ---------------
RENTAL AUTO/EQUIPMENT: 0.49%
   2,630,000   AVIS BUDGET CAR RENTAL LLC++                                   7.75        05/15/2016          2,445,900
     475,000   AVIS BUDGET CAR RENTAL LLC++                                   9.63        03/15/2018            475,000
                                                                                                              2,920,900
                                                                                                        ---------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 2.09%
   3,090,000   BERRY PLASTICS CORPORATION                                     8.25        11/15/2015          3,035,925
     450,000   GOODYEAR TIRE & RUBBER COMPANY                                 0.00        04/30/2014            416,390
   1,654,000   GOODYEAR TIRE & RUBBER COMPANY                                 9.00        07/01/2015          1,695,350
     955,000   GOODYEAR TIRE & RUBBER COMPANY                                10.50        05/15/2016          1,012,300
   1,900,000   GRAHAM PACKAGING COMPANY LP++                                  8.25        01/01/2017          1,847,750
   4,500,000   GRAHAM PACKAGING COMPANY LP++                                  9.88        10/15/2014          4,533,750
                                                                                                             12,541,465
                                                                                                        ---------------
SEMICONDUCTORS: 0.68%
     950,000   FREESCALE SEMICONDUCTOR INCORPORATED++                         9.25        04/15/2018            942,875
   2,650,000   FREESCALE SEMICONDUCTOR INCORPORATED                          10.13        12/15/2016          2,133,250
     950,000   MAGNACHIP SEMICONDUCTOR++                                     10.50        04/15/2018            974,938
                                                                                                              4,051,063
                                                                                                        ---------------
TEXTILE MILL PRODUCTS: 0.68%
   1,784,000   INTERFACE INCORPORATED                                         9.50        02/01/2014          1,824,140
   2,000,000   INTERFACE INCORPORATED                                        11.38        11/01/2013          2,235,000
                                                                                                              4,059,140
                                                                                                        ---------------

                      46 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

HIGH INCOME FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
TRANSPORTATION EQUIPMENT: 1.51%
$  4,750,000   LEAR CORPORATION                                               8.13%       03/15/2020    $     4,643,125
   4,500,000   SPIRIT AEROSYSTEMS, INCORPORATED                               7.50        10/01/2017          4,432,500
                                                                                                              9,075,625
                                                                                                        ---------------
TOTAL CORPORATE BONDS & NOTES (COST $516,762,124)                                                           520,414,545
                                                                                                        ---------------
MUNICIPAL BONDS & NOTES: 0.60%
ALABAMA: 0.60%
   2,750,000   JEFFERSON COUNTY AL SERIES C-5 (SEWER REVENUE, XLCA
                  INSURED)(a)+/-                                              0.84        02/01/2040          1,237,500
     500,000   JEFFERSON COUNTY AL SERIES C 2 (SEWER REVENUE, FGIC
                  INSURED)(a)+/-                                              0.97        02/01/2042            225,000
     425,000   JEFFERSON COUNTY AL SERIES C 9 (SEWER REVENUE, AGM
                  INSURED)(a)+/-                                              0.51        02/01/2042            191,250
   4,375,000   JEFFERSON COUNTY AL SUBSERIES B 1 C (SEWER REVENUE,
                  FGIC INSURED)(a)+/-                                         1.02        02/01/2042          1,968,750
TOTAL MUNICIPAL BONDS & NOTES (COST $2,812,968)                                                               3,622,500
                                                                                                        ---------------
FOREIGN CORPORATE BONDS: 6.57%
   3,000,000   FMC FINANCE III SA                                             6.88        07/15/2017          3,075,000
   3,090,000   INEOS GROUP HOLDINGS PLC++                                     8.50        02/15/2016          2,340,675
   4,850,000   INTELSAT JACKSON HOLDINGS SA                                  11.25        06/15/2016          5,116,750
   5,125,000   INTELSAT LUXEMBOURG SA                                        11.25        02/04/2017          5,048,125
   4,275,000   NATIONAL MONEY MART COMPANY++                                 10.38        12/15/2016          4,317,750
   5,716,000   SUN MEDIA CORPORATION                                          7.63        02/15/2013          5,665,985
     365,000   VIDEOTRON LIMITED                                              6.88        01/15/2014            363,175
   4,760,000   VIDEOTRON LIMITED                                              9.13        04/15/2018          5,093,200
   4,910,000   VIRGIN MEDIA FINANCE PLC                                       9.50        08/15/2016          5,032,750
   3,515,000   WIND ACQUISITION HOLDING FINANCE SA++(Y)                      12.25        07/15/2017          3,304,100
TOTAL FOREIGN CORPORATE BONDS (COST $40,022,919)                                                             39,357,510
                                                                                                        ---------------
TERM LOANS: 1.19%
   4,000,000   AMERICAN GENERAL FINANCE CORPORATION TERM LOAN B<              0.00        04/21/2015          3,868,000
     251,131   HCA INCORPORATED TERM LOAN                                     2.54        11/18/2013            237,590
   3,969,466   TXU TEXAS COMPETITIVE ELECTRIC HOLDING TERM LOAN               3.97        10/10/2014          3,047,795
TOTAL TERM LOANS (COST $7,490,697)                                                                            7,153,385
                                                                                                        ---------------
SHORT-TERM INVESTMENTS: 5.67%
CORPORATE BONDS & NOTES: 0.25%
   1,328,199   GRYPHON FUNDING LIMITED(v)(i)(a)                               0.00        08/05/2010            542,304
   1,741,231   VFNC CORPORATION(v)++(i)(a)+/-                                 0.35        09/30/2010            975,090
                                                                                                              1,517,394
                                                                                                        ---------------

   SHARES                                                                   YIELD
------------                                                            -------------
INVESTMENT COMPANIES: 5.42%
  22,691,958   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(u)(l)~                0.17                           22,691,958
   9,782,750   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS
                  LLC(v)(u)(l)                                                0.30                            9,782,750
                                                                                                             32,474,708
                                                                                                        ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $33,621,161)                                                              33,992,102
                                                                                                        ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $600,709,869)*                                           100.85%                                      604,540,042
OTHER ASSETS AND LIABILITIES, NET                               (0.85)                                       (5,116,417)
                                                               ------                                   ---------------
TOTAL NET ASSETS                                               100.00%                                  $   599,423,625
                                                               ------                                   ---------------

                      Wells Fargo Advantage Income Funds 47


Portfolio of Investments--May 31, 2010

HIGH INCOME FUND

----------
#### This security is currently in default with regards to scheduled interest and/or principal payments.

(v) Security represents investment of cash collateral received from securities on loan.

(u)     Rate shown is the 7-day annualized yield at period end.

<       All or portion of the position represents an unfunded loan commitment.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(o)(o)  Stepped coupon bond. Interest rate presented is yield to maturity.

(l)     Investment in an affiliate.

(i)     Illiquid security (unaudited).

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(Y) Payment-in-kind (PIK) securities are securities in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

+/-     Variable rate investments.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

<<      All or a portion of this security is on loan.

* Cost for federal income tax purposes is $601,334,004 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 15,342,008
Gross unrealized depreciation    (12,135,970)
                                ------------
Net unrealized appreciation     $  3,206,038

The accompanying notes are an integral part of these financial statements.

                      48 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

SHORT-TERM BOND FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
AGENCY SECURITIES: 4.96%
FEDERAL HOME LOAN BANK: 0.85%
$  5,000,000  FHLB                                                            4.75%       01/18/2011    $     5,134,500
                                                                                                        ---------------
FEDERAL HOME LOAN MORTGAGE CORPORATION: 2.83%
     305,000   FHLMC                                                          5.25        07/18/2011            320,928
   3,000,000   FHLMC                                                          1.13        07/27/2012          3,002,487
  10,000,000   FHLMC                                                          3.63        10/18/2013         10,640,920
       5,899   FHLMC #170151                                                 10.50        01/01/2016              6,682
       8,509   FHLMC #1B0123+/-                                               3.41        09/01/2031              8,840
       6,361   FHLMC #1B0128+/-                                               3.41        09/01/2031              6,603
       2,027   FHLMC #360016                                                 10.50        11/01/2017              2,306
       2,477   FHLMC #360056                                                 10.50        02/01/2019              2,881
       1,256   FHLMC #360059                                                 10.50        04/01/2019              1,460
         975   FHLMC #360061                                                 10.50        05/01/2019              1,134
      14,280   FHLMC #360063                                                 10.50        06/01/2019             16,529
       1,764   FHLMC #360065                                                 10.50        07/01/2019              2,054
     420,187   FHLMC #555316                                                  9.00        06/01/2019            466,050
     278,610   FHLMC #555408                                                 10.50        08/01/2018            316,797
     302,718   FHLMC #555500                                                  8.50        09/01/2017            330,531
     507,112   FHLMC #555514                                                  9.00        10/01/2019            583,020
      15,159   FHLMC #786823+/-                                               3.29        07/01/2029             15,715
      97,975   FHLMC #789272+/-                                               3.28        04/01/2032            101,736
     279,209   FHLMC #865496+/-                                               5.64        05/01/2026            293,371
     318,315   FHLMC #A01734                                                  9.00        08/01/2018            356,682
     512,571   FHLMC #G01126                                                  9.50        12/01/2022            579,777
      30,462   FHLMC #G10747                                                  7.50        10/01/2012             32,081
      14,096   FHLMC #G11150                                                  7.50        12/01/2011             14,597
       4,078   FHLMC #G11345                                                  7.50        12/01/2011              4,245
      12,994   FHLMC #G11391                                                  7.50        06/01/2012             13,635
      47,891   FHLMC #G90023                                                  7.00        11/17/2013             50,226
                                                                                                             17,171,287
                                                                                                        ---------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 1.02%
       3,265   FNMA #100001                                                   9.00        02/15/2020              3,780
     363,062   FNMA #100042                                                  11.00        10/15/2020            410,688
     101,801   FNMA #100255                                                   8.33        07/15/2020            116,922
     331,443   FNMA #190075                                                   8.50        02/01/2023            358,950
     251,010   FNMA #302507                                                   9.00        11/01/2024            295,143
      38,603   FNMA #313617                                                   8.00        09/01/2023             42,196
     547,181   FNMA #323582                                                   8.00        04/01/2017            598,254
      11,477   FNMA #392645                                                   8.00        12/01/2013             12,164
     363,396   FNMA #426828                                                   8.00        09/01/2019            407,772
     178,138   FNMA #426832                                                   8.50        07/01/2018            196,340
      75,582   FNMA #545131                                                   8.00        03/01/2013             79,894
       9,977   FNMA #545157                                                   8.50        11/01/2012             10,719
     165,903   FNMA #545460+/-                                                3.06        11/01/2031            172,302
   1,197,893   FNMA #598559                                                   6.50        08/01/2031          1,348,842
      89,501   FNMA #70801                                                   12.00        03/01/2017            105,702
   1,820,085   FNMA #712107                                                   6.00        03/01/2033          1,997,401
                                                                                                              6,157,069
                                                                                                        ---------------

                      Wells Fargo Advantage Income Funds 49


Portfolio of Investments--May 31, 2010

SHORT-TERM BOND FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.26%
$     73,022   GNMA #780029                                                   9.00%       11/15/2024    $        83,653
     918,311   GNMA #780110                                                  12.50        04/15/2019            977,845
     194,412   GNMA #780267                                                   9.00        11/15/2017            217,863
     100,787   GNMA #780288                                                   8.00        12/15/2023            117,584
     144,118   GNMA #781311                                                   7.50        02/15/2013            143,964
      22,843   GNMA #781540                                                   7.00        05/15/2013             23,763
      15,589   GNMA #927                                                     10.00        02/20/2018             17,479
                                                                                                              1,582,151
                                                                                                        ---------------
SMALL BUSINESS ADMINISTRATION: 0.00%
     155,395   SBA #0191(c)(i)                                                3.68        10/06/2015              4,419
                                                                                                        ---------------
TOTAL AGENCY SECURITIES (COST $29,722,891)                                                                   30,049,426
                                                                                                        ---------------
ASSET BACKED SECURITIES: 8.06%
   2,000,000   AMERICAN EXPRESS CENTURION TRANCHE TRUST SERIES 00536          5.55        10/17/2012          2,147,552
   2,250,000   AMERICAN EXPRESS ISSUANCE TRUST SERIES 2007-1 CLASS
                  A+/-                                                        0.54        09/15/2011          2,251,052
   2,100,000   BANK OF AMERICA AUTO TRUST SERIES 2010-1A CLASS A2++           0.75        06/15/2012          2,097,643
   2,500,000   BANK OF AMERICA CREDIT CARD TRUST SERIES 2008-A1 CLASS
                  A1+/-                                                       0.92        04/15/2013          2,504,803
   1,021,773   CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2007-4
                  CLASS A3B+/-                                                1.04        12/15/2011          1,022,951
   1,000,000   CARMAX AUTO OWNER TRUST SERIES 2010-1 CLASS A2                 0.83        11/15/2012            998,192
   1,363,799   CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                  SERIES 2003-5 CLASS 2M1+/-                                  1.24        05/25/2033            541,427
   1,600,000   CHASE ISSUANCE TRUST SERIES 2007-A18 CLASS A+/-                0.60        01/15/2015          1,598,466
   6,000,000   CHASE ISSUANCE TRUST SERIES 2009-A2 CLASS A2+/-                1.89        04/15/2014          6,142,846
   5,500,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2009-A1
                  CLASS A1+/-                                                 2.09        03/17/2014          5,648,701
   2,354,034   CONTIMORTGAGE HOME EQUITY TRUST SERIES 1996-2 CLASS
                  IO+/-(c)(i)                                                 0.54        07/15/2027                 94
   3,714,483   CONTIMORTGAGE NET INTEREST MARGIN NOTES SERIES 1997-A
                  CLASS A(i)                                                  7.23        10/16/2028              1,161
      53,251   DAIMLER AUTO TRUST SERIES 2008-B CLASS A2A                     3.81        07/08/2011             53,296
  17,565,312   EASTMAN HILL FUNDING LIMITED SERIES 1A CLASS
                  A2(c)(i)++####                                              0.83        09/29/2031            274,019
   1,515,000   FORD CREDIT AUTO OWNER TRUST SERIES 2007-A CLASS A4A           5.47        06/15/2012          1,565,439
   2,000,000   HART SERIES 2010 A CLASS A2                                    0.86        11/15/2012          1,997,384
   2,519,379   HOME EQUITY ASSET TRUST SERIES 2003-6 CLASS M1+/-              1.75        02/25/2034          1,564,837
   2,894,222   HONDA AUTO RECEIVABLES 2007 1 ASSET BKD NT CL A4               5.09        07/18/2013          2,927,662
     652,776   HONDA AUTO RECEIVABLES 2008-1 OWNER TRUST ASSET BACKED
                  NOTE CLASS A3                                               4.47        01/18/2012            660,880
   3,500,000   HONDA AUTO RECEIVABLES 2010-1 OWNER TRUST CLASS A2             0.62        02/21/2012          3,494,405
   2,100,000   MBNA CREDIT CARD MASTER NOTE TRUST 2005 9 CLASS A+/-           0.38        04/15/2013          2,098,656
      75,287   RESIDENTIAL ASSET SECURITIES CORPORATION SERIES
                  2001-KS1 CLASS AII+/-                                       0.81        03/25/2032             70,144
   1,879,211   STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2003-BC10
                  CLASS M1+/-                                                 1.47        10/25/2033          1,249,835
   1,872,273   STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2003-BC3
                  CLASS M1+/-                                                 1.77        04/25/2033          1,409,464
   3,850,000   USAA AUTO OWNER TRUST SERIES 2010-1 CLASS A2+/-                0.63        06/15/2012          3,843,278
   2,800,000   WILLIAM STREET FUNDING CORPORATION SERIES 2006-3 CLASS
                  A+/-++                                                      0.50        06/23/2012          2,618,000
TOTAL ASSET BACKED SECURITIES (COST $56,226,562)                                                             48,782,187
                                                                                                        ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 8.40%
   4,392,112   AAMES MORTGAGE TRUST SERIES 2003-1 CLASS M1+/-                 1.36        10/25/2033          3,361,394
  37,000,000   BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED
               SERIES 2001-PB1 CLASS XP+/-(c)(i)++                            1.53        05/11/2035              5,361
      89,816   BANK OF AMERICA MORTGAGE SECURITIES SERIES 2002-K
                  CLASS 3A1+/-                                                2.99        10/20/2032             89,668
   1,850,000   BMW VEHICLE OWNER TRUST SERIES 2010-A CLASS A2                 0.68        09/25/2012          1,845,453
     486,927   CDC MORTGAGE CAPITAL TRUST SERIES 2003-HE4 CLASS M1+/-         1.32        03/25/2034            324,758
     175,601   CITIGROUP MORTGAGE LOAN TRUST INCORPORATED SERIES
                  2004-HYB4 CLASS AA+/-                                       0.67        12/25/2034            153,749
   3,700,000   CNH EQUIPMENT TRUST SERIES 2010A CLASS A2                      0.81        08/15/2012          3,693,449
     519,501   COUNTRYWIDE HOME LOANS MORTGAGE PASS-THROUGH TRUST
                  SERIES 2001-HYB1 CLASS 2A1+/-                               2.49        06/19/2031            479,217
     141,356   COUNTRYWIDE HOME LOANS MORTGAGE PASS-THROUGH TRUST
                  SERIES 2004-20 CLASS 3A1+/-                                 2.46        09/25/2034             78,837
     386,288   DREXEL BURNHAM LAMBERT CMO TRUST SERIES T CLASS 4              8.45        09/20/2019            386,503

                      50 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

SHORT-TERM BOND FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$    988,036   EQUIFIRST MORTGAGE LOAN TRUST SERIES 2003-2 CLASS
                  3A3+/-                                                      1.09%       09/25/2033    $       849,001
      10,947   FHLMC SERIES 2198 CLASS SC+/-                                  9.00        06/15/2028             11,035
     779,701   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-42
                  CLASS A6                                                    9.50        02/25/2042            933,448
      38,750   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-57
                  CLASS 2A1+/-                                                4.77        07/25/2043             38,635
   1,354,173   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-59
                  CLASS 2A1+/-                                                4.30        10/25/2043          1,347,444
     163,818   FNMA GRANTOR TRUST SERIES 2002-T1 CLASS A4                     9.50        11/25/2031            196,725
   1,197,758   FNMA GRANTOR TRUST SERIES 2002-T12 CLASS A4                    9.50        05/25/2042          1,317,446
     271,060   FNMA SERIES 1989-29 CLASS Z                                   10.00        06/25/2019            308,082
     231,360   FNMA SERIES 1989-63 CLASS Z                                    9.40        10/25/2019            258,692
     455,016   FNMA SERIES G95-2 CLASS IO+/-(c)(i)                           10.00        05/25/2020            101,161
      60,868   FNMA WHOLE LOAN SERIES 2003-W11 CLASS A1+/-                    3.43        06/25/2033             61,496
   2,358,499   FNMA WHOLE LOAN SERIES 2003-W6 CLASS 6A+/-                     4.59        08/25/2042          2,423,167
     213,784   FNMA WHOLE LOAN SERIES 2003-W6 CLASS PT4+/-                   10.02        10/25/2042            234,539
   1,504,918   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES
                  2000-1 CLASS A2                                             6.50        01/15/2033          1,527,783
   4,200,000   GE EQUIPMENT TRUST SERIES 2010A CLASS A2                       1.42        08/15/2011          4,204,127
   1,220,122   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED
                  SERIES 2000-C3 CLASS A2                                     6.96        09/15/2035          1,232,777
   1,228,912   GNMA SERIES 2007-69 CLASS TA                                   4.72        06/16/2031          1,260,845
     135,927   GOLDEN NATIONAL MORTGAGE ASSET BACKED CERTIFICATES
                  SERIES 1998-GN1 CLASS M2(i)                                 8.02        02/25/2027            135,853
     621,461   GSMPS MORTGAGE LOAN TRUST SERIES 1998-1 CLASS
                  A+/-(i)++                                                   8.00        09/19/2027            630,899
   2,021,036   GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 1AF+/-++         0.74        06/25/2034          1,650,620
   1,506,603   GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 2A1+/-++         4.69        06/25/2034          1,281,058
   1,461,304   GSMPS MORTGAGE LOAN TRUST SERIES 2006-RP1 CLASS
                  1AF1+/-++                                                   0.69        01/25/2036          1,263,784
   1,853,335   GSMPS MORTGAGE LOAN TRUST SERIES 2006-RP2 CLASS
                  1AF1+/-++                                                   0.74        04/25/2036          1,569,241
     316,140   GSR MORTGAGE LOAN TRUST SERIES 2004-1 CLASS 2A2+/-             2.23        04/25/2032            258,565
   3,700,000   JOHN DEERE OWNER TRUST SERIES 2010-A CLASS A2                  0.72        07/16/2012          3,691,553
   1,197,625   JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES
                  CORPORATION SERIES 2001-CIBC CLASS A3                       6.26        03/15/2033          1,216,391
   1,432,447   JPMORGAN MORTGAGE TRUST SERIES 2005-A3 CLASS 7CA1              2.94        06/25/2035          1,233,373
      26,675   MASTER MORTGAGES TRUST SERIES 2002-3 CLASS 4A1+/-              2.99        10/25/2032             26,783
   3,700,000   MERCEDES-BENZ AUTOMOTIVE RECEIVABLES TRUST SERIES
                  2010-1 CLASS A2                                             0.70        08/15/2012          3,691,648
   7,498,509   MORGAN STANLEY CAPITAL I SERIES 1999-WF1 CLASS X
                  IO+/-(c)++                                                  1.13        11/15/2031            283,105
   2,399,499   NOMURA ASSET ACCEPTANCE CORPORATION SERIES 2005-AR1
                  CLASS 1A1+/-                                                2.79        02/25/2035          1,745,404
   4,453,750   RESIDENTIAL FINANCE LIMITED PARTNERSHIP SERIES 2003-C
                  CLASS B3+/-++                                               1.70        09/10/2035          2,771,079
      13,269   SALOMON BROTHERS MORTGAGE SECURITIES VI SERIES 1987-3
                  CLASS A####                                                 0.68        10/23/2017             12,610
   2,060,633   STRUCTURED ASSET SECURITIES CORPORATION SERIES
                  1998-RF2 CLASS A+/-(i)++                                    8.18        07/15/2027          2,038,901
      10,667   STRUCTURED MORTGAGE ASSET RESIDENTIAL TRUST SERIES
                  1992-5B CLASS BO(i)####                                     0.02        06/25/2023             10,640
      74,253   TERWIN MORTGAGE TRUST SERIES 2004-21HE CLASS 1A1+/-            1.30        12/25/2034             62,557
     126,658   USGI FHA PROJECT LOAN+/-                                       7.44        03/15/2013            125,708
     199,890   WILSHIRE FUNDING CORPORATION SERIES 1996-3 CLASS M2+/-         3.71        08/25/2032            195,205
     199,890   WILSHIRE FUNDING CORPORATION SERIES 1996-3 CLASS M3+/-         3.71        08/25/2032            190,249
      62,870   WILSHIRE FUNDING CORPORATION SERIES 1998-2 CLASS
                  M1+/-(i)                                                    2.00        12/28/2037             55,785
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $55,749,698)                                                 50,865,803
                                                                                                        ---------------
CORPORATE BONDS & NOTES: 45.65%
AMUSEMENT & RECREATION SERVICES: 0.02%
     100,000   SAN MANUEL ENTERTAINMENT AUTHORITY SERIES 04-B+/-++            1.68        12/01/2010            100,000
                                                                                                        ---------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 0.54%
   3,000,000   AUTOZONE INCORPORATED                                          5.88        10/15/2012          3,249,126
                                                                                                        ---------------
BIOTECHNOLOGY: 0.34%
   2,000,000   LIFE TECHNOLOGIES CORPORATION                                  3.38        03/01/2013          2,030,576
                                                                                                        ---------------

                      Wells Fargo Advantage Income Funds 51


Portfolio of Investments--May 31, 2010

SHORT-TERM BOND FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
BUSINESS SERVICES: 1.07%
$  2,000,000   BRAMBLES USA INCORPORATED++                                    3.95%       04/01/2015    $     2,048,522
   2,000,000   EQUIFAX INCORPORATED                                           4.45        12/01/2014          2,072,402
   2,240,000   XEROX CORPORATION                                              6.88        08/15/2011          2,354,784
                                                                                                              6,475,708
                                                                                                        ---------------
CHEMICALS & ALLIED PRODUCTS: 0.69%
   2,000,000   CARGILL INCORPORATED++                                         5.20        01/22/2013          2,144,764
   1,888,000   MOSAIC COMPANY SENIOR NOTES++                                  7.38        12/01/2014          2,008,337
                                                                                                              4,153,101
                                                                                                        ---------------
COAL MINING: 0.35%
   2,000,000   CONSOL ENERGY INCORPORATED                                     7.88        03/01/2012          2,130,000
                                                                                                        ---------------
COMMUNICATIONS: 4.33%
     945,000   ALLTEL CORPORATION                                             7.00        07/01/2012          1,045,596
   2,000,000   AT&T INCORPORATED                                              7.30        11/15/2011          2,171,524
   1,433,000   BRITISH TELECOMMUNICATIONS PLC+/-                              9.13        12/15/2010          1,492,521
     190,000   CBS CORPORATION                                                6.63        05/15/2011            197,769
   3,000,000   DEUTSCHE TELEKOM INTERNATIONAL FINANCE BV                      5.25        07/22/2013          3,205,872
   2,500,000   QWEST CORPORATION+/-                                           3.51        06/15/2013          2,456,250
   1,475,000   SPRINT CAPITAL CORPORATION                                     7.63        01/30/2011          1,500,813
   2,000,000   TCM SUB LLC++                                                  3.55        01/15/2015          2,022,396
   1,500,000   TELECOM ITALIA CAPITAL SA                                      5.25        11/15/2013          1,560,224
   2,000,000   TIME WARNER CABLE INCORPORATED                                 5.40        07/02/2012          2,143,844
   2,000,000   VERIZON COMMUNICATIONS INCORPORATED                            5.25        04/15/2013          2,180,636
   1,500,000   VERIZON NEW ENGLAND INCORPORATED                               6.50        09/15/2011          1,589,799
   1,000,000   VERIZON WIRELESS CAPITAL LLC                                   7.38        11/15/2013          1,165,859
   3,360,000   VIACOM INCORPORATED+/-                                         5.75        04/30/2011          3,470,655
                                                                                                             26,203,758
                                                                                                        ---------------
DEPARTMENT STORES: 0.17%
   1,000,000  MACY'S RETAIL HOLDINGS INCORPORATED                            10.63        11/01/2010          1,042,500
                                                                                                        ---------------
DEPOSITORY INSTITUTIONS: 6.22%
   5,000,000   BANK OF AMERICA CORPORATION                                    3.13        06/15/2012          5,205,370
   2,000,000   BANK OF AMERICA CORPORATION                                    5.38        06/15/2014          2,066,628
   1,600,000   BANK OF NEW YORK MELLON CORPORATION+/-                         0.45        06/29/2012          1,606,293
   1,000,000   BARCLAYS BANK PLC                                              2.50        01/23/2013            981,784
   2,000,000   CITIGROUP INCORPORATED                                         5.50        10/15/2014          2,020,248
   1,280,000   COMERICA BANK DETROIT MI+/-                                    0.44        06/30/2010          1,279,950
   2,000,000   FIFTH THIRD BANCORP CINCINNATI OH+/-                           0.55        05/17/2013          1,874,046
   1,195,000   HUDSON UNITED BANK MAHWAH NJ SERIES BKNT                       7.00        05/15/2012          1,273,433
   2,000,000   INDEPENDENCE COMMUNITY BANK CORPORATION+/-                     2.33        06/20/2013          1,974,288
   4,000,000   INTER-AMERICAN DEVELOPMENT BANK+/-                             0.91        05/20/2014          4,047,396
   5,300,000   JPMORGAN CHASE & COMPANY SERIES 3+/-                           0.53        12/26/2012          5,340,985
   2,000,000   KEY BANK NA                                                    5.50        09/17/2012          2,105,936
   1,200,000   PNC FUNDING CORPORATION+/-                                     0.49        04/01/2012          1,204,564
   2,760,000   STANDARD CHARTERED PLC++                                       3.85        04/27/2015          2,694,124
   4,000,000   WESTPAC BANKING CORPORATION+/-++                               0.45        12/14/2012          3,995,608
                                                                                                             37,670,653
                                                                                                        ---------------
EATING & DRINKING PLACES: 1.05%
   1,880,000   BRINKER INTERNATIONAL INCORPORATED                             5.75        06/01/2014          1,956,678
   2,000,000   DARDEN RESTAURANTS INCORPORATED                                5.63        10/15/2012          2,183,210
   2,000,000   YUM! BRANDS INCORPORATED                                       7.70        07/01/2012          2,221,206
                                                                                                              6,361,094
                                                                                                        ---------------

                      52 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

SHORT-TERM BOND FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
ELECTRIC, GAS & SANITARY SERVICES: 2.27%
$  2,000,000   ALLIED WASTE NORTH AMERICA                                     6.50%       11/15/2010    $     2,049,812
   2,000,000   CENTERPOINT ENERGY HOUSTON ELECTRIC LLC SERIES U               7.00        03/01/2014          2,283,816
   2,000,000   FLORIDA GAS TRANSMISSION COMPANY++                             7.63        12/01/2010          2,054,252
   2,000,000   INDIANA MICHIGAN POWER COMPANY                                 6.38        11/01/2012          2,189,598
   2,000,000   NEVADA POWER COMPANY                                           6.50        04/15/2012          2,159,854
   3,000,000   WILLIAMS PARTNERS LP++                                         3.80        02/15/2015          2,997,822
                                                                                                             13,735,154
                                                                                                        ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 0.35%
   2,000,000   MOTOROLA INCORPORATED                                          8.00        11/01/2011          2,148,356
                                                                                                        ---------------
ENERGY - EXPLORATION & PRODUCTION: 1.61%
   2,000,000   ALLEGHENY ENERGY SUPPLY++                                      8.25        04/15/2012          2,200,292
   3,000,000   DUKE ENERGY OHIO INCORPORATED                                  5.70        09/15/2012          3,249,318
   2,000,000   ENERGY TRANSFER PARTNERS LP                                    5.65        08/01/2012          2,126,832
   2,000,000   PECO ENERGY COMPANY                                            5.00        10/01/2014          2,185,258
                                                                                                              9,761,700
                                                                                                        ---------------
FINANCIAL SERVICES: 0.42%
   1,500,000   ANZ NATIONAL (INTERNATIONAL) LIMITED++                         2.38        12/21/2012          1,507,127
   1,000,000   MASS MUTUAL GLOBAL FUNDING II++                                3.63        07/16/2012          1,033,643
                                                                                                              2,540,770
                                                                                                        ---------------
FOOD & KINDRED PRODUCTS: 1.77%
   2,000,000   COCA COLA ENTERPRISES INCORPORATED                             7.38        03/03/2014          2,370,414
   1,000,000   DR PEPPER SNAPPLE GROUP INCORPORATED                           1.70        12/21/2011          1,004,758
   1,000,000   DR PEPPER SNAPPLE GROUP INCORPORATED                           2.35        12/21/2012          1,007,604
   2,797,000   KRAFT FOODS INCORPORATED                                       6.25        06/01/2012          3,055,107
   3,000,000   MILLER BREWING CORPORATION++                                   5.50        08/15/2013          3,277,602
                                                                                                             10,715,485
                                                                                                        ---------------
FOOD STORES: 0.27%
   1,600,000   SAFEWAY INCORPORATED                                           6.50        03/01/2011          1,658,406
                                                                                                        ---------------
FURNITURE & FIXTURES: 0.29%
   1,670,000   JOHNSON CONTROLS INCORPORATED                                  4.88        09/15/2013          1,781,202
                                                                                                        ---------------
GENERAL MERCHANDISE STORES: 0.18%
   1,000,000   TARGET CORPORATION                                             5.13        01/15/2013          1,086,588
                                                                                                        ---------------
HEALTH SERVICES: 1.78%
   1,825,000   ANTHEM INCORPORATED                                            6.80        08/01/2012          2,006,600
   2,000,000   COVENTRY HEALTH CARE INCORPORATED                              5.88        01/15/2012          2,081,706
   2,000,000   MCKESSON CORPORATION                                           6.50        02/15/2014          2,261,070
   2,000,000   MEDCO HEALTH SOLUTIONS INCORPORATED                            7.25        08/15/2013          2,294,086
   2,000,000   ROCHE HOLDINGS INCORPORATED++                                  4.50        03/01/2012          2,105,980
                                                                                                             10,749,442
                                                                                                        ---------------
HOLDING & OTHER INVESTMENT OFFICES: 1.20%
   2,000,000   HCP INCORPORATED                                               5.63        02/28/2013          2,091,532
   2,000,000   HUNTINGTON CAPITAL TRUST I+/-                                  1.04        02/01/2027          1,222,316
   2,000,000   HUTCHISON WHAMPOA INTERNATIONAL++                              7.00        02/16/2011          2,074,260
   1,720,000   NATIONWIDE HEALTH PROPERTIES INCORPORATED SERIES MTND          8.25        07/01/2012          1,887,858
                                                                                                              7,275,966
                                                                                                        ---------------

                      Wells Fargo Advantage Income Funds 53


Portfolio of Investments--May 31, 2010

SHORT-TERM BOND FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 0.92%
$  2,000,000   BLACK & DECKER CORPORATION                                     7.13%       06/01/2011    $     2,107,600
   1,000,000   INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED+/-               1.92        08/13/2010          1,002,581
   2,000,000   INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED+/-               9.50        04/15/2014          2,456,304
                                                                                                              5,566,485
                                                                                                         --------------
INSURANCE CARRIERS: 2.12%
   2,000,000   CIGNA CORPORATION                                              6.38        10/15/2011          2,089,686
   2,035,000   GENWORTH LIFE INSTITUTIONAL FUNDING TRUST++                    5.88        05/03/2013          2,120,482
   2,000,000   METROPOLITAN LIFE GLOBAL FUNDING I SENIOR NOTES++              5.13        04/10/2013          2,157,164
   2,000,000   NEW YORK LIFE GLOBAL FUNDING++                                 5.25        10/16/2012          2,165,378
   2,000,000   PRICOA GLOBAL FUNDING (i)++                                    5.40        10/18/2012          2,150,524
   2,000,000   UNITEDHEALTH GROUP INCORPORATED                                4.88        02/15/2013          2,139,700
                                                                                                             12,822,934
                                                                                                        ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
   & OPTICAL GOODS: 1.49%
   2,000,000   AGILENT TECHNOLOGIES INCORPORATED                              4.45        09/14/2012          2,081,258
   2,000,000   BOSTON SCIENTIFIC CORPORATION                                  6.00        06/15/2011          2,038,768
   2,000,000   ROPER INDUSTRIES INCORPORATED                                  6.63        08/15/2013          2,259,252
   2,640,000   THERMO FISHER SCIENTIFIC INCORPORATED SENIOR NOTE              2.15        12/28/2012          2,662,488
                                                                                                              9,041,766
                                                                                                        ---------------
MEDIA - COMMUNICATION: 1.33%
   2,500,000   COMCAST CORPORATION                                           10.63        07/15/2012          2,918,418
   2,000,000   DIRECTV HOLDINGS                                               4.75        10/01/2014          2,116,310
   3,000,000   NBC UNIVERSAL++                                                3.65        04/30/2015          3,037,641
                                                                                                              8,072,369
                                                                                                        ---------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS: 0.36%
   2,000,000   TECK COMINCO INCORPORATED LIMITED                              7.00        09/15/2012          2,165,000
                                                                                                        ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.78%
   4,225,000   HASBRO INCORPORATED                                            6.13        05/15/2014          4,724,834
                                                                                                        ---------------
MISCELLANEOUS RETAIL: 0.34%
   1,835,000   BEST BUY COMPANY INCORPORATED                                  6.75        07/15/2013          2,057,751
                                                                                                        ---------------
MOTION PICTURES: 0.38%
   2,000,000   HISTORIC TW INCORPORATED                                       9.13        01/15/2013          2,327,292
                                                                                                        ---------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 1.49%
   2,600,000   AMERICAN HONDA FINANCE CORPORATION++                           2.38        03/18/2013          2,619,869
   2,000,000   CAPITAL ONE FINANCIAL CORPORATION                              6.25        11/15/2013          2,192,270
   3,000,000   GENERAL ELECTRIC CAPITAL CORPORATION<<                         4.80        05/01/2013          3,172,713
   1,000,000   HSBC FINANCE CORPORATION                                       5.70        06/01/2011          1,031,187
                                                                                                              9,016,039
                                                                                                        ---------------
OFFICE SUPPLIES: 0.52%
   1,815,000   AVERY DENNISON CORPORATION                                     4.88        01/15/2013          1,922,486
   1,000,000   STAPLES INCORPORATED                                           9.75        01/15/2014          1,224,666
                                                                                                              3,147,152
                                                                                                        ---------------
OIL & GAS EXTRACTION: 1.53%
   2,750,000   CHESAPEAKE ENERGY CORPORATION SENIOR NOTE                      7.50        09/15/2013          2,818,750
   2,010,000   ENTERPRISE PRODUCTS PARTNERS OPERATING LP                      7.50        02/01/2011          2,080,067
   2,000,000   NEXEN INCORPORATED                                             5.05        11/20/2013          2,141,264
   2,000,000   XTO ENERGY INCORPORATED                                        6.25        04/15/2013          2,236,848
                                                                                                              9,276,929
                                                                                                        ---------------

                      54 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

SHORT-TERM BOND FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
PHARMACEUTICALS: 1.02%
$  2,000,000   GLAXOSMITHKLINE CAPITAL INCORPORATED                           4.85%       05/15/2013    $     2,184,622
   2,000,000   HOSPIRA INCORPORATED                                           5.90        06/15/2014          2,218,768
   1,670,000   WATSON PHARMACEUTICALS INCORPORATED                            5.00        08/15/2014          1,772,333
                                                                                                              6,175,723
                                                                                                        ---------------
PIPELINES: 0.70%
   2,000,000   PLAINS ALL AMERICAN PIPELINE LP                                7.75        10/15/2012          2,221,150
   2,000,000   WILLIAMS COMPANIES INCORPORATED++                              6.38        10/01/2010          2,023,828
                                                                                                              4,244,978
                                                                                                        ---------------
PUBLIC FINANCE, TAXATION & MONETARY POLICY: 0.36%
   2,005,000   MACQUARIE GROUP LIMITED++                                      7.30        08/01/2014          2,190,593
                                                                                                        ---------------
RAILROAD TRANSPORTATION: 0.37%
   2,100,000   CSX CORPORATION                                                6.30        03/15/2012          2,257,588
                                                                                                        ---------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 2.26%
   1,054,000   AVALONBAY COMMUNITIES INCORPORATED SERIES MTN                  5.50        01/15/2012          1,109,946
   1,000,000   FEDERAL REALTY INVESTMENT TRUST                                5.95        08/15/2014          1,088,308
   2,000,000   FEDERATED RETAIL HOLDINGS INCORPORATED                         5.35        03/15/2012          2,045,000
   2,000,000   HEALTHCARE REALTY TRUST                                        5.13        04/01/2014          2,057,036
     465,000   HEALTHCARE REALTY TRUST INCORPORATED                           8.13        05/01/2011            489,074
   2,499,000   HRPT PROPERTIES TRUST+/-                                       0.86        03/16/2011          2,465,733
   3,000,000   VENTAS REALTY LIMITED PARTNERSHIP SENIOR NOTE                  9.00        05/01/2012          3,190,068
   1,250,000   WASHINGTON REAL ESTATE INVESTMENT TRUST                        5.95        06/15/2011          1,270,515
                                                                                                             13,715,680
                                                                                                        ---------------
RETAIL: 0.36%
   2,000,000   WESFARMERS LIMITED++                                           7.00        04/10/2013          2,203,006
                                                                                                        ---------------
RETAIL-DRUG STORES: 0.33%
   1,846,222   CVS CAREMARK CORPORATION++                                     7.77        01/10/2012          1,980,073
                                                                                                        ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.29%
   2,000,000   CME GROUP INCORPORATED                                         5.40        08/01/2013          2,190,396
           1   CONTISECURITIES ASSET FUNDING LLC(a)                           1.00        07/15/2027                  1
   1,355,000   JEFFERIES GROUP INCORPORATED                                   7.75        03/15/2012          1,457,522
   4,000,000   MORGAN STANLEY                                                 3.25        12/01/2011          4,137,216
                                                                                                              7,785,135
                                                                                                        ---------------
SEMICONDUCTORS: 0.33%
   2,000,000   NATIONAL SEMICONDUCTOR CORPORATION+/-                          0.51        06/15/2010          1,999,700
                                                                                                        ---------------
TELECOMMUNICATIONS: 0.34%
   2,000,000   SBA TOWER TRUST++                                              4.25        04/15/2040          2,080,898
                                                                                                        ---------------
TOBACCO PRODUCTS: 0.77%
   2,000,000   ALTRIA GROUP INCORPORATED                                      7.75        02/06/2014          2,293,140
   2,000,000   BAT INTERNATIONAL FINANCE PLC++                                8.13        11/15/2013          2,356,390
                                                                                                              4,649,530
                                                                                                        ---------------
TRANSPORTATION EQUIPMENT: 0.28%
   1,640,000   PACTIV CORPORATION                                             5.88        07/15/2012          1,683,445
                                                                                                        ---------------
TRANSPORTATION SERVICES: 0.38%
   2,233,000   RYDER SYSTEM INCORPORATED                                      5.95        05/02/2011          2,317,506
                                                                                                        ---------------

                      Wells Fargo Advantage Income Funds 55


Portfolio of Investments--May 31, 2010

SHORT-TERM BOND FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
WASTE MANAGEMENT: 0.68%
$  3,705,000   WASTE MANAGEMENT INCORPORATED                                  6.38%       11/15/2012    $     4,108,526
                                                                                                        ---------------
TOTAL CORPORATE BONDS & NOTES (COST $269,496,678)                                                           276,480,517
                                                                                                        ---------------
FOREIGN CORPORATE BONDS: 5.37%
   2,000,000   ARCELORMITTAL                                                  5.38        06/01/2013          2,085,944
   2,000,000   BP CAPITAL MARKETS PLC                                         3.63        05/08/2014          2,020,320
   2,395,000   COVIDIEN INTERNATIONAL FINANCE                                 5.15        10/15/2010          2,431,198
   2,000,000   DELHAIZE GROUP                                                 5.88        02/01/2014          2,214,660
   1,500,000   KOREA DEVELOPMENT BANK                                         4.63        09/16/2010          1,514,267
   2,500,000   PCCW HKT CAPITAL LIMITED++                                     8.00        11/15/2011          2,675,000
   3,000,000   RIO TINTO FINANCE USA LIMITED                                  8.95        05/01/2014          3,604,068
   2,500,000   ROGERS WIRELESS INCORPORATED                                   9.63        05/01/2011          2,677,025
   1,855,000   TELEFONICA EMISIONES SAU SENIOR NOTE                           2.58        04/26/2013          1,834,014
   2,510,000   TELEFONOS DE MEXICO S.A. DE CV SERIES WI                       5.50        01/27/2015          2,716,191
   2,000,000   TYCO ELECTRONICS GROUP SA                                      6.00        10/01/2012          2,156,832
   1,335,000   VIVENDI++                                                      5.75        04/04/2013          1,424,960
   2,000,000   WEATHERFORD INTERNATIONAL LIMITED                              5.15        03/15/2013          2,111,442
   2,000,000   WESTFIELD CAPITAL CORPORATION++                                4.38        11/15/2010          2,028,298
   1,000,000   WOOLWORTHS LIMITED++                                           5.25        11/15/2011          1,046,077
TOTAL FOREIGN CORPORATE BONDS (COST $31,355,152)                                                             32,540,296
                                                                                                        ---------------
MUNICIPAL BONDS & NOTES: 8.25%
ARIZONA: 0.83%
   5,000,000   PHOENIX AZ IDA AMERICA WEST ARENA
               (RECREATIONAL FACILITIES REVENUE, AMBAC INSURED)++             7.13        12/01/2021          5,028,700
                                                                                                        ---------------
CALIFORNIA: 2.03%
   2,000,000   FRESNO COUNTY CA (OTHER REVENUE, NATL-RE FGIC INSURED)         6.27        08/15/2011          2,094,160
   6,690,000   LOS ANGELES COUNTY CA PENSION OBLIGATION CAPITAL
                  APPRECIATION TAXABLE SERIES D (PROPERTY TAX
                  REVENUE, MBIA INSURED)##                                    2.09        06/30/2010          6,678,493
   2,000,000   NORTHERN CALIFORNIA POWER AGENCY SERIES B (ELECTRIC
                  REVENUE)                                                    2.75        07/01/2012          2,006,700
   1,500,000   SAN FRANCISCO CA INTERNATIONAL AIRPORT SERIES E (PORT,
                  AIRPORT & MARINA REVENUE)                                   1.87        05/01/2012          1,504,575
                                                                                                             12,283,928
                                                                                                        ---------------
FLORIDA: 0.50%
   3,059,375   EDUCATIONAL FUNDING OF THE SOUTH INCORPORATED (STUDENT
                  LOAN REVENUE, GTD STUDENT LOAN INSURED)+/-                  0.50        09/02/2013          3,057,776
                                                                                                        ---------------
GEORGIA: 0.61%
     525,000   GEORGIA MUNICIPAL GAS AUTHORITY TAXABLE GAS PORTFOLIO
                  III SERIES F (UTILITIES REVENUE)                            3.07        08/01/2011            532,980
   3,000,000   GEORGIA MUNICIPAL GAS AUTHORITY TAXABLE GAS PORTFOLIO
                  III SERIES F (UTILITIES REVENUE)                            4.77        08/01/2015          3,161,490
                                                                                                              3,694,470
                                                                                                        ---------------
ILLINOIS: 0.24%
   1,475,000   COOK COUNTY IL SCHOOL DISTRICT #155 SERIES C (GO -
                  SCHOOL DISTRICTS, FIRST SECURITY BANK LOC)##                2.11        12/01/2011          1,428,818
                                                                                                        ---------------
LOUISIANA: 0.83%
   2,000,000   PARISH OF IBERVILLE LA DOW CHEMICAL (IDR)+/-                   5.50        06/01/2029          1,999,680
   3,000,000   STATE OF LOUISIANA (GAS & FUELS TAX REVENUE)+/-                2.73        05/01/2043          3,000,000
                                                                                                              4,999,680
                                                                                                        ---------------

                      56 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

SHORT-TERM BOND FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
NEW YORK: 0.90%
$    895,000   BABYLON NY IDA6 TAXABLE COVANTA BABYLON SERIES B (IDR)         4.67%       01/01/2012       $    930,379
   2,000,000   NEW YORK NY SERIES F (PROPERTY TAX REVENUE)+/-                 0.87        01/15/2012          1,989,260
   2,500,000   ONONDAGA COUNTY NY CERTIFICATE OF PARTICIPATION (LEASE
                  REVENUE)                                                    3.50        04/01/2013          2,506,200
                                                                                                              5,425,839
                                                                                                         --------------
OHIO: 0.47%
   2,885,000   COLUMBUS-FRANKLIN COUNTY OH FINANCE AUTHORITY TAXABLE
               RESEARCH & DEVELOPMENT SERIES 2010A (OTHER REVENUE)            3.45        02/15/2015          2,841,812
                                                                                                        ---------------
PENNSYLVANIA: 0.57%
   3,565,000   HARRISBURG PA AUTHORITY RESOURCE RECOVERY FACILITY
                  TAXABLE
               CAPITAL APPRECIATION LIMITED OBLIGATION
                  SERIES D (RESOURCE RECOVERY REVENUE)##                      5.80        12/15/2010          3,456,196
                                                                                                        ---------------
PUERTO RICO: 0.80%
   4,500,000   PUERTO RICO PUBLIC FINANCE CORPORATION SERIES A
                  PREREFUNDED (OTHER REVENUE)                                 6.10        08/01/2017          4,852,485
                                                                                                        ---------------
TEXAS: 0.13%
     805,000   REEVES COUNTY TX LEASE RENTALS LAW ENFORCEMENT (LEASE
                  REVENUE, ACA INSURED)                                       5.75        03/01/2012            803,245
                                                                                                        ---------------
WISCONSIN: 0.34%
   2,000,000   MENOMONEE FALLS WI (GENERAL OBLIGATION, PUBLIC
                  IMPROVEMENTS)                                               4.25        11/01/2014          2,081,380
                                                                                                        ---------------
TOTAL MUNICIPAL BONDS & NOTES (COST $49,747,435)                                                             49,954,329
                                                                                                        ---------------
YANKEE OBLIGATIONS - CORPORATE: 2.65%
DEPOSITORY INSTITUTIONS: 2.65%
   4,000,000   AUSTRALIA & NEW ZEALAND BANKING GROUP LIMITED+/-++             0.54        06/18/2012          4,001,992
   2,000,000   BANCO SANTANDER CHILE++                                        2.88        11/13/2012          1,974,206
   1,000,000   BANK OF TOKYO MITSUBISHI UFJ LIMITED++                         2.60        01/22/2013          1,016,300
   4,000,000   COMMONWEALTH BANK OF AUSTRALIA                                 0.76        07/23/2014          3,990,521
   4,000,000   EUROPEAN INVESTMENT BANK                                       2.63        11/15/2011          4,101,564
   1,000,000   LLOYDS TSB BANK PLC++                                          4.38        01/12/2015            955,640
                                                                                                             16,040,223
                                                                                                        ---------------
TOTAL YANKEE OBLIGATIONS - CORPORATE (COST $16,105,784)                                                      16,040,223
                                                                                                        ---------------
US TREASURY SECURITIES: 3.58%
US TREASURY BILLS: 0.03%
     200,000   US TREASURY BILL###                                            0.13        06/24/2010            199,983
                                                                                                        ---------------
US TREASURY NOTES: 3.55%
   5,000,000   US TREASURY NOTE                                               0.88        12/31/2010          5,016,795
   3,000,000   US TREASURY NOTE                                               0.75        05/31/2012          2,998,140
      25,000   US TREASURY NOTE                                               4.88        06/30/2012             27,145
   3,485,000   US TREASURY NOTE                                               1.38        09/15/2012          3,522,028
   1,095,000   US TREASURY NOTE                                               1.38        10/15/2012          1,105,694
   1,795,000   US TREASURY NOTE                                               1.38        11/15/2012          1,810,286
   2,369,560   US TREASURY NOTE                                               1.88        07/15/2013          2,493,407
     665,000   US TREASURY NOTE                                               1.88        02/28/2014            669,936
   3,760,000   US TREASURY NOTE                                               2.50        03/31/2015          3,839,900
                                                                                                             21,483,331
                                                                                                        ---------------
TOTAL US TREASURY SECURITIES (COST $21,371,059)                                                              21,683,314
                                                                                                        ---------------

                      Wells Fargo Advantage Income Funds 57


Portfolio of Investments--May 31, 2010

SHORT-TERM BOND FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
TERM LOANS: 0.79%
$  2,500,000   DAVITA INCORPORATED TERM LOAN<                                 0.00%       10/05/2012    $     2,435,425
   2,410,075   GEORGIA PACIFIC CORPORATION TERM LOAN                          2.30        12/21/2012          2,345,726
TOTAL TERM LOANS (COST $4,855,872)                                                                            4,781,151
                                                                                                        ---------------
SHORT-TERM INVESTMENTS: 12.42%
CORPORATE BONDS & NOTES: 0.16%
     438,909   GRYPHON FUNDING LIMITED(v)(i)(a)                               0.00        08/05/2010            179,207
   1,389,774   VFNC CORPORATION(v)+/-(i)++(a)                                 0.35        09/30/2010            778,273
                                                                                                                957,480
                                                                                                        ---------------

   SHARES                                                                   YIELD
------------                                                            -------------
INVESTMENT COMPANIES: 12.26%
  73,149,505   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)~(u)                0.17                           73,149,505
   1,080,000   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS
                  LLC(v)(l)(u)                                                0.30                            1,080,000
                                                                                                             74,229,505

                                                                                                        ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $74,950,581)                                                              75,186,985
                                                                                                        ---------------
TOTAL INVESTMENTS IN SECURITIES

(COST $609,581,712)*                                           100.13%                                      606,364,231
OTHER ASSETS AND LIABILITIES, NET                               (0.13)                                         (760,852)
                                                               ------                                   ---------------
TOTAL NET ASSETS                                               100.00%                                  $   605,603,379
                                                               ------                                   ---------------

----------
(v) Security represents investment of cash collateral received from securities on loan.

+/-  Variable rate investments.

<<   All or a portion of this security is on loan.

(c) Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

<    All or portion of the position represents an unfunded loan commitment.

(i)  Illiquid security (unaudited).

(l)  Investment in an affiliate.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

##   Zero coupon security. Rate represents yield to maturity.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(u)  Rate shown is the 7-day annualized yield at period end.

#    Security pledged as collateral for futures transactions.

* Cost for federal income tax purposes is $609,661,339 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 12,311,237
Gross unrealized depreciation    (15,608,345)
                                ------------
Net unrealized depreciation     $ (3,297,108)

The accompanying notes are an integral part of these financial statements.

                      58 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

SHORT-TERM HIGH YIELD BOND FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.05%
$    225,929   SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 1994-5
                  CLASS B2+/-                                                 1.88%       04/25/2024    $       190,110
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $220,856)                                                       190,110
                                                                                                        ---------------
CORPORATE BONDS & NOTES: 60.83%
AEROSPACE, DEFENSE: 1.71%
   1,000,000   L-3 COMMUNICATIONS CORPORATION SENIOR NOTE                     6.13        07/15/2013          1,010,000
   2,000,000   L-3 COMMUNICATIONS CORPORATION SENIOR NOTE                     6.13        01/15/2014          2,040,000
   4,000,000   L-3 COMMUNICATIONS CORPORATION SENIOR NOTE                     5.88        01/15/2015          3,970,000
                                                                                                              7,020,000
                                                                                                        ---------------
APPAREL & ACCESSORY STORES: 0.51%
   2,068,000   WARNACO INCORPORATED                                           8.88        06/15/2013          2,098,400
                                                                                                        ---------------
AUTO PARTS & EQUIPMENT: 0.72%
   3,000,000   TRW AUTOMOTIVE INCORPORATED SENIOR NOTE++                      7.00        03/15/2014          2,947,500
                                                                                                        ---------------
BROADCAST, RADIO & TV: 0.49%
   2,000,000   BELO CORPORATION SENIOR NOTE                                   6.75        05/30/2013          2,000,000
                                                                                                        ---------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 2.23%
   3,000,000   DR HORTON INCORPORATED                                         6.13        01/15/2014          3,045,000
   3,000,000   PULTE HOMES INCORPORATED                                       5.25        01/15/2014          2,857,500
   3,000,000   TOLL BROTHERS FINANCE CORPORATION<<                            5.95        09/15/2013          3,129,375
     155,000   TOLL BROTHERS FINANCE CORPORATION<<                            6.88        11/15/2012            164,592
                                                                                                              9,196,467
                                                                                                        ---------------
BUSINESS SERVICES: 0.73%
   3,000,000   IRON MOUNTAIN INCORPORATED                                     7.75        01/15/2015          3,015,000
                                                                                                        ---------------
CHEMICALS & ALLIED PRODUCTS: 2.12%
   4,500,000   CHURCH & DWIGHT COMPANIES INCORPORATED                         6.00        12/15/2012          4,545,000
   4,000,000   POLYONE CORPORATION SENIOR NOTE                                8.88        05/01/2012          4,190,000
                                                                                                              8,735,000
                                                                                                        ---------------
COAL MINING: 3.13%
   3,500,000   ARCH WESTERN FINANCE LLC                                       6.75        07/01/2013          3,456,250
   2,510,000   CONSOL ENERGY INCORPORATED                                     7.88        03/01/2012          2,673,150
   3,200,000   FOUNDATION PA COAL COMPANY                                     7.25        08/01/2014          3,240,000
   3,500,000   PEABODY ENERGY CORPORATION                                     6.88        03/15/2013          3,517,500
                                                                                                             12,886,900
                                                                                                        ---------------
COMMUNICATIONS: 8.33%
   4,000,000   CHARTER COMMUNICATION OPT LLC CAPITAL++                        8.00        04/30/2012          4,175,000
   4,250,000   CITIZENS COMMUNICATIONS COMPANY                                6.25        01/15/2013          4,228,750
   5,000,000   CSC HOLDINGS INCORPORATED++                                    8.50        04/15/2014          5,200,000
   5,000,000   ECHOSTAR DBS CORPORATION                                       7.00        10/01/2013          5,075,000
   5,500,000   QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED
                  SERIES B                                                    7.50        02/15/2014          5,417,500
   5,000,000   SPRINT CAPITAL CORPORATION                                     8.38        03/15/2012          5,150,000
   1,000,000   VALOR TELECOMMUNICATIONS ENTERPRISES                           7.75        02/15/2015          1,005,000
   4,000,000   WINDSTREAM CORPORATION                                         8.13        08/01/2013          4,040,000
                                                                                                             34,291,250
                                                                                                        ---------------

                      Wells Fargo Advantage Income Funds 59


Portfolio of Investments--May 31, 2010

SHORT-TERM HIGH YIELD BOND FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
DEPARTMENT STORES: 2.02%
$  2,000,000   JC PENNEY CORPORATION INCORPORATED                             9.00%       08/01/2012    $     2,200,000
   1,000,000   MACY'S RETAIL HOLDINGS INCORPORATED                            8.50        06/01/2010          1,000,000
   5,000,000   MACY'S RETAIL HOLDINGS INCORPORATED                            5.88        01/15/2013          5,125,000
                                                                                                              8,325,000
                                                                                                        ---------------
DEPOSITORY INSTITUTIONS: 0.74%
   3,000,000   REGIONS FINANCIAL CORPORATION SENIOR NOTE                      7.00        03/01/2011          3,040,860
                                                                                                        ---------------
ELECTRIC, GAS & SANITARY SERVICES: 4.49%
     321,000   AES CORPORATION++                                              8.75        05/15/2013            325,815
   3,000,000   EL PASO CORPORATION                                            7.00        05/15/2011          3,073,107
   2,500,000   IPALCO ENTERPRISES INCORPORATED                                8.63        11/14/2011          2,606,250
   2,500,000   MIRANT AMERICAS GENERATION LLC                                 8.30        05/01/2011          2,543,750
   2,000,000   NRG ENERGY INCORPORATED                                        7.25        02/01/2014          1,975,000
   4,750,000   RRI ENERGY INCORPORATED<<                                      6.75        12/15/2014          4,773,750
   3,000,000   WILLIAMS PARTNERS LP                                           7.50        06/15/2011          3,160,611
                                                                                                             18,458,283
                                                                                                        ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 0.74%
   3,000,000   AMKOR TECHNOLOGY INCORPORATED                                  7.75        05/15/2013          3,030,000
                                                                                                        ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
   EQUIPMENT: 2.19%
   4,850,000   CROWN HOLDINGS INCORPORATED                                    7.63        11/15/2013          4,947,000
   4,000,000   SILGAN HOLDINGS INCORPORATED                                   6.75        11/15/2013          4,060,000
                                                                                                              9,007,000
                                                                                                        ---------------
FINANCIAL SERVICES: 0.48%
   2,000,000   ALLY FINANCIAL INCORPORATED                                    6.00        12/15/2011          1,967,500
                                                                                                        ---------------
FOOD & KINDRED PRODUCTS: 1.11%
   4,385,000   CONSTELLATION BRANDS INCORPORATED                              8.38        12/15/2014          4,560,400
                                                                                                        ---------------
HEALTH SERVICES: 0.76%
   3,000,000   HANGER ORTHOPEDIC GROUP INCORPORATED                          10.25        06/01/2014          3,150,000
                                                                                                        ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 0.77%
   3,000,000   STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED               7.88        05/01/2012          3,180,000
                                                                                                        ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 0.50%
   2,000,000   BRIGGS & STRATTON CORPORATION                                  8.88        03/15/2011          2,060,000
                                                                                                        ---------------
JUSTICE, PUBLIC ORDER & SAFETY: 1.22%
   4,000,000   CORRECTIONS CORPORATION OF AMERICA                             6.25        03/15/2013          4,005,000
   1,000,000   CORRECTIONS CORPORATION OF AMERICA                             6.75        01/31/2014            998,750
                                                                                                              5,003,750
                                                                                                        ---------------
LEGAL SERVICES: 1.08%
   4,500,000   FTI CONSULTING INCORPORATED                                    7.63        06/15/2013          4,432,500
                                                                                                        ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
   & OPTICAL GOODS: 0.88%
   3,500,000   FRESENIUS MEDICAL CARE CAPITAL TRUST IV                        7.88        06/15/2011          3,622,500
                                                                                                        ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.36%
   1,460,000   ESTERLINE TECHNOLOGIES CORPORATION                             7.75        06/15/2013          1,469,125
                                                                                                        ---------------
MISCELLANEOUS RETAIL: 1.84%
   3,500,000   GAMESTOP CORPORATION                                           8.00        10/01/2012          3,587,500
   4,000,000   OMNICARE INCORPORATED                                          6.13        06/01/2013          3,970,000
                                                                                                              7,557,500
                                                                                                        ---------------

                      60 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

SHORT-TERM HIGH YIELD BOND FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 2.21%
$  2,000,000   FORD MOTOR CREDIT COMPANY LLC                                  7.25%       10/25/2011    $     2,036,102
   2,000,000   FORD MOTOR CREDIT COMPANY LLC                                  7.80        06/01/2012          2,039,800
   2,000,000   GMAC LLC                                                       7.25        03/02/2011          2,007,500
   3,000,000   KINDER MORGAN FINANCE COMPANY ULC                              5.35        01/05/2011          3,007,500
                                                                                                              9,090,902
                                                                                                        ---------------
OFFICE SUPPLIES: 0.70%
   3,000,000   DELUXE CORPORATION SENIOR NOTE                                 5.00        12/15/2012          2,898,750
                                                                                                        ---------------
OIL & GAS EXTRACTION: 5.49%
   3,000,000   CHESAPEAKE ENERGY CORPORATION                                  7.63        07/15/2013          3,112,500
   3,000,000   COMSTOCK RESOURCES INCORPORATED                                6.88        03/01/2012          2,992,500
   3,250,000   FOREST OIL CORPORATION                                         8.00        12/15/2011          3,380,000
   2,000,000   KCS ENERGY INCORPORATED                                        7.13        04/01/2012          1,997,500
   3,000,000   NEWFIELD EXPLORATION COMPANY SENIOR NOTE                       6.63        09/01/2014          3,007,500
   3,000,000   RANGE RESOURCES CORPORATION                                    7.38        07/15/2013          3,015,000
   2,000,000   REGENCY ENERGY PARTNERS LP SENIOR NOTE                         8.38        12/15/2013          2,060,000
   3,000,000   WHITING PETROLEUM CORPORATION                                  7.00        02/01/2014          3,018,750
                                                                                                             22,583,750
                                                                                                        ---------------
PAPER & ALLIED PRODUCTS: 1.26%
   2,000,000   GEORGIA PACIFIC CORPORATION                                    8.13        05/15/2011          2,077,500
   3,000,000   ROCK-TENN COMPANY                                              8.20        08/15/2011          3,120,000
                                                                                                              5,197,500
                                                                                                        ---------------
PERSONAL SERVICES: 2.56%
   4,278,000   DAVITA INCORPORATED                                            6.63        03/15/2013          4,245,915
   2,500,000   RAINBOW NATIONAL SERVICES LLC++                                8.75        09/01/2012          2,525,000
   3,740,000   SERVICE CORPORATION INTERNATIONAL                              7.38        10/01/2014          3,777,400
                                                                                                             10,548,315
                                                                                                        ---------------
PETROLEUM REFINING & RELATED INDUSTRIES: 1.28%
   3,250,000   FRONTIER OIL CORPORATION                                       6.63        10/01/2011          3,282,500
   2,000,000   TESORO CORPORATION                                             6.25        11/01/2012          1,980,000
                                                                                                              5,262,500
                                                                                                        ---------------
PRIMARY METAL INDUSTRIES: 1.23%
   2,000,000   STEEL DYNAMICS                                                 7.38        11/01/2012          2,045,000
   3,000,000   US STEEL CORPORATION                                           5.65        06/01/2013          3,022,500
                                                                                                              5,067,500
                                                                                                        ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 1.82%
   4,000,000   VALASSIS COMMUNICATION INCORPORATED SENIOR NOTE                8.25        03/01/2015          4,140,000
   3,340,000   VISANT CORPORATION                                             7.63        10/01/2012          3,339,583
                                                                                                              7,479,583
                                                                                                        ---------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 1.10%
   4,250,000   VENTAS REALTY LIMITED PARTNERSHIP SENIOR NOTE                  9.00        05/01/2012          4,519,263
                                                                                                        ---------------
RETAIL-DRUG STORES: 0.56%
   2,143,209   CVS CAREMARK CORPORATION++                                     7.77        01/10/2012          2,298,592
                                                                                                        ---------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 0.86%
   3,500,000   OWENS-BROCKWAY GLASS CONTAINER INCORPORATED                    8.25        05/15/2013          3,543,750
                                                                                                        ---------------

                      Wells Fargo Advantage Income Funds 61


Portfolio of Investments--May 31, 2010

SHORT-TERM HIGH YIELD BOND FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
TELECOMMUNICATIONS EQUIPMENT: 0.77%
$  3,000,000   CROWN CASTLE INTERNATIONAL CORPORATION                         9.00%       01/15/2015    $     3,153,750
                                                                                                        ---------------
TEXTILE MILL PRODUCTS: 0.54%
   2,107,000   MOHAWK INDUSTRIES INCORPORATED SERIES D                        7.20        04/15/2012          2,230,786
                                                                                                        ---------------
TRANSPORTATION EQUIPMENT: 0.74%
   3,000,000   WESTINGHOUSE AIR BRAKE TECHNOLOGY                              6.88        07/31/2013          3,048,750
                                                                                                        ---------------
WHOLESALE TRADE NON-DURABLE GOODS: 0.56%
   2,250,000   ALBERTSONS INCORPORATED                                        7.25        05/01/2013          2,306,250
                                                                                                        ---------------
TOTAL CORPORATE BONDS & NOTES (COST $247,998,706)                                                           250,284,876
                                                                                                        ---------------
FOREIGN CORPORATE BONDS: 4.77%
   3,000,000   DOMTAR CORPORATION                                             5.38        12/01/2013          3,135,000
   2,500,000   INTELSAT SUBSIDIARY HOLDING COMPANY LIMITED++                  8.50        01/15/2013          2,518,750
   4,000,000   SEAGATE TECHNOLOGY INTERNATIONAL++                            10.00        05/01/2014          4,485,000
   2,000,000   SUN MEDIA CORPORATION                                          7.63        02/15/2013          1,982,500
   3,000,000   TECK RESOURCES LIMITED                                         9.75        05/15/2014          3,526,542
   4,000,000   VIDEOTRON LIMITED                                              6.88        01/15/2014          3,980,000
TOTAL FOREIGN CORPORATE BONDS (COST $19,252,310)                                                             19,627,792
                                                                                                        ---------------
MUNICIPAL BONDS & NOTES: 0.89%
MICHIGAN: 0.52%
   2,150,000   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY
                  SERIES A (OTHER REVENUE)                                    5.38        07/20/2010          2,150,258
                                                                                                        ---------------
NEVADA: 0.37%
   1,500,000   CLARK COUNTY NV NEVADA POWER COMPANY PCR PROJECT
                  SERIES D (IDR, ACA INSURED)                                 5.30        10/01/2011          1,499,970
                                                                                                        ---------------
TOTAL MUNICIPAL BONDS & NOTES (COST $3,616,337)                                                               3,650,228
                                                                                                        ---------------
YANKEE OBLIGATIONS - CORPORATE: 0.88%
COMMUNICATIONS: 0.88%
   3,500,000   KABEL DEUTSCHLAND GMBH                                        10.63        07/01/2014          3,613,750
                                                                                                        ---------------
TOTAL YANKEE OBLIGATIONS - CORPORATE (COST $3,681,766)                                                        3,613,750
                                                                                                        ---------------
TERM LOANS: 26.04%
   1,468,414   AMC ENTERTAINMENT INCORPORATED TERM LOAN                       2.10        01/28/2013          1,400,500
   3,860,891   AMERISTAR CASINOS INCORPORATED TERM LOAN                       3.56        11/10/2012          3,814,251
   2,746,594   BALDOR ELECTRIC COMPANY TERM LOAN                              5.25        01/31/2014          2,732,861
   3,000,000   CASELLA WASTE SYSTEMS INCORPORATED TERM LOAN<                  0.00        04/09/2014          2,985,000
   2,969,481   CINEMARK USA INCORPORATED                                      3.59        04/29/2016          2,934,827
   3,992,308   CLARKE AMERICAN CORPORATION TERM LOAN                          2.80        03/26/2014          3,480,454
     143,866   COMMUNITY HEALTH SYSTEMS INCORPORATED TERM LOAN                2.79        07/25/2014            134,634
   2,809,412   COMMUNITY HEALTH SYSTEMS INCORPORATED TERM LOAN                2.79        07/25/2014          2,628,064
   2,470,712   DEAN FOODS COMPANY TERM LOAN                                   1.68        04/02/2014          2,357,059
   4,659,542   DOLLAR GENERAL CORPORATION TERM LOAN                           3.09        07/07/2014          4,454,615
   2,977,500   EAST JAPAN RAILWAY COMPANY<                                    0.00        05/13/2016          2,969,312
   4,968,465   EDUCATION MANAGEMENT LLC TERM LOAN                             2.06        06/03/2013          4,684,318
   2,218,578   GEORGIA PACIFIC CORPORATION 1ST LIEN TERM LOAN                 3.56        12/23/2014          2,199,165
     642,579   GEORGIA PACIFIC CORPORATION TERM LOAN                          2.30        12/21/2012            625,422
   4,615,026   GRAHAM PACKAGING COMPANY TERM LOAN                             6.75        04/05/2014          4,625,409
   2,763,748   HANEBRANDS INCORPORATED NEW TERM LOAN B                        5.25        12/10/2015          2,758,303

                      62 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

SHORT-TERM HIGH YIELD BOND FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
TERM LOANS (CONTINUED)
$  4,826,832   HCA INCORPORATED TERM LOAN                                     2.54%       11/18/2013    $     4,566,810
     999,419   IOWA TELECOMMUNICATIONS SERVICE 1ST LIEN TERM LOAN             2.05        11/23/2011            992,553
   2,210,264   JARDEN CORPORATION TERM LOAN                                   3.54        01/25/2015          2,191,720
   1,018,620   JOSTENS CORPORATION 1ST LIEN TERM LOAN<                        0.00        10/04/2011          1,003,341
   1,491,490   LIFEPOINT HOSPITALS INCORPORATED 1ST LIEN TERM LOAN            2.13        04/15/2012          1,443,017
   3,722,454   METROPCS WIRELESS INCORPORATED TERM LOAN                       2.58        11/04/2013          3,561,941
   1,374,554   MIRANT NORTH AMERICA LLC TERM LOAN                             2.10        01/03/2013          1,340,190
     291,872   NALCO COMPANY TERM LOAN B                                      2.13        11/04/2010            290,153
   1,919,359   NRG ENERGY INCORPORATED TERM LOAN                              2.05        02/01/2013          1,836,193
   2,473,379   NRG ENERGY INCORPORATED TERM LOAN<                             0.00        03/25/2015          2,401,033
   2,823,221   OSHKOSH CORPORATION TERM LOAN                                  6.26        12/06/2013          2,823,221
   2,089,221   PENN NATIONAL GAMING INCORPORATED TERM LOAN                    2.09        10/03/2012          2,024,810
   3,000,000   PHILLIPS VAN HEUSEN CORPORATION TERM LOAN TRANCHE B<           0.00        03/15/2016          3,000,000
     978,857   PSYCHIATRIC SOLUTIONS INCORPORATED 1ST LIEN TERM LOAN          2.20        05/31/2014            962,706
   3,951,346   REGAL CINEMAS CORPORATION                                      3.79        11/18/2016          3,913,334
   3,200,150   RMK ACQUISITION CORPORATION (ARAMARK) 1ST LIEN                 2.17        01/27/2014          3,047,247
     253,281   RMK ACQUISITION CORPORATION (ARAMARK) 1ST LIEN                 2.17        01/27/2014            241,179
     990,000   ROCKWOOD SPECIALTIES GROUP INCORPORATED 1ST LIEN TERM
                  LOAN                                                        6.00        05/15/2014            988,268
     385,885   SEMINOLE TRIBE OF FLORIDA 1ST LIEN DELAYED DRAW TERM
                  LOAN B-1                                                    1.81        03/05/2014            369,968
   1,390,874   SEMINOLE TRIBE OF FLORIDA 1ST LIEN DELAYED DRAW TERM
                  LOAN B-2                                                    1.81        03/05/2014          1,333,501
   1,013,697   SEMINOLE TRIBE OF FLORIDA 1ST LIEN DELAYED DRAW TERM
                  LOAN B-3                                                    1.81        03/05/2014            971,882
   4,000,000   SINCLAIR TELEVISION GROUP TERM LOAN B<                         0.00        10/29/2015          3,970,000
   2,226,179   SUNGAD DATA SYSTEMS INCORPORATED EXTENDED TERM LOAN            3.99        02/26/2016          2,143,032
     248,245   SUNGARD DATA SYSTEMS INCORPORATED 1ST LIEN TERM LOAN           2.05        02/28/2014            235,562
   1,705,767   SUPERVALU INCORPORATED 1ST LIEN TERM LOAN                      1.60        06/01/2012          1,634,551
   1,974,093   THE WILLIAM CARTER COMPANY 1ST LIEN TERM LOAN                  1.85        07/14/2012          1,939,547
   3,459,157   TIME WARNER TELECOM HOLDINGS TERM LOAN B                       2.11        01/07/2013          3,341,166
   2,986,318   TOYS R US 1ST LIEN TERM LOAN B<                                0.00        07/19/2012          2,953,648
   3,000,000   TRANSDIGM, INCORPORATED TERM LOAN                              2.28        06/23/2013          2,896,080
   4,000,000   VANGUARD HEALTH HOLDING COMPANY LLC INCREMENTAL TERM
                  LOAN                                                        5.00        01/29/2016          3,951,442
TOTAL TERM LOANS (COST $106,341,623)                                                                        107,152,289
                                                                                                        ---------------
SHORT-TERM INVESTMENTS: 10.14%
CORPORATE BONDS & NOTES: 0.05%
     177,997   GRYPHON FUNDING LIMITED(v)(a)(i)                               0.00        08/05/2010             72,676
     233,349   VFNC CORPORATION(v)+/-++(a)(i)                                 0.35        09/30/2010            130,675
                                                                                                                203,351
                                                                                                        ---------------

SHARES                                                                      YIELD
------------                                                            -------------
INVESTMENT COMPANIES: 10.09%
  38,518,771   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)~(u)                0.17                           38,518,771
   3,016,675   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS
                LLC(v)(l)(u)                                                  0.30                            3,016,675
                                                                                                             41,535,446
                                                                                                        ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $41,689,087)                                                              41,738,797
                                                                                                        ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $422,800,685)*                                           103.60%                                      426,257,842
OTHER ASSETS AND LIABILITIES, NET                               (3.60)                                      (14,825,351)
                                                               ------                                   ---------------
TOTAL NET ASSETS                                               100.00%                                  $   411,432,491
                                                               ------                                   ---------------

                      Wells Fargo Advantage Income Funds 63


Portfolio of Investments--May 31, 2010

SHORT-TERM HIGH YIELD BOND FUND

----------
(v) Security represents investment of cash collateral received from securities on loan.

+/-  Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

<    All or portion of the position represents an unfunded loan commitment.

(l)  Investment in an affiliate.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security (unaudited).

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

(u)  Rate shown is the 7-day annualized yield at period  end.

<<   All or a portion of this security is on loan.

* Cost for federal income tax purposes is $422,852,399 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 5,805,286
Gross unrealized depreciation    (2,399,843)
                                -----------
Net unrealized appreciation     $ 3,405,443

The accompanying notes are an integral part of these financial statements.

                      64 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

ULTRA SHORT-TERM INCOME FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
AGENCY SECURITIES: 2.20%
FEDERAL HOME LOAN MORTGAGE CORPORATION: 0.73%
$     30,850   FHLMC #1B0128+/-                                               3.41%       09/01/2031    $        32,023
     171,598   FHLMC #555243                                                  9.00        11/01/2016            190,328
     431,461   FHLMC #555427                                                  9.50        09/01/2020            505,763
     135,796   FHLMC #555490                                                  9.50        12/01/2016            144,664
     148,589   FHLMC #555514                                                  9.00        10/01/2019            170,831
   1,395,628   FHLMC #555519                                                  9.00        12/01/2016          1,559,045
      15,159   FHLMC #786823+/-                                               3.29        07/01/2029             15,715
     126,861   FHLMC #788792+/-                                               3.26        01/01/2029            132,559
     232,690   FHLMC #789272+/-                                               3.28        04/01/2032            241,622
      16,939   FHLMC #789483+/-                                               3.23        06/01/2032             17,487
      93,812   FHLMC #846990+/-                                               3.94        10/01/2031             97,838
     369,951   FHLMC #884013                                                 10.50        05/01/2020            424,833
     353,514   FHLMC #A01734                                                  9.00        08/01/2018            396,124
      66,812   FHLMC #A01849                                                  9.50        05/01/2020             76,874
     988,258   FHLMC #C64637                                                  7.00        06/01/2031          1,105,348
     876,477   FHLMC #G01126                                                  9.50        12/01/2022            991,396
      43,517   FHLMC #G10747                                                  7.50        10/01/2012             45,830
      15,728   FHLMC #G11150                                                  7.50        12/01/2011             16,286
      46,980   FHLMC #G11200                                                  8.00        01/01/2012             49,155
      12,092   FHLMC #G11209                                                  7.50        12/01/2011             12,522
      50,983   FHLMC #G11229                                                  8.00        01/01/2013             53,776
     128,307   FHLMC #G11391                                                  7.50        06/01/2012            134,638
     181,027   FHLMC #G80118                                                 10.00        11/01/2021            206,770
                                                                                                              6,621,427
                                                                                                        ---------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 1.08%
     369,997   FNMA #100001                                                   9.00        02/15/2020            428,354
     141,736   FNMA #100255                                                   8.33        07/15/2020            162,789
     289,643   FNMA #100256                                                   9.00        10/01/2021            329,418
      15,625   FNMA #149167                                                  10.50        08/01/2020             18,099
      66,674   FNMA #190722                                                   9.50        03/01/2021             76,757
     366,761   FNMA #190909                                                   9.00        06/01/2024            425,080
     349,152   FNMA #252870                                                   7.00        11/01/2014            376,062
     289,450   FNMA #310010                                                   9.50        12/01/2020            335,075
     893,872   FNMA #323534                                                   9.00        12/01/2016          1,001,598
      16,287   FNMA #340181                                                   7.00        12/01/2010             16,408
     262,684   FNMA #344890                                                  10.25        09/01/2021            299,292
      50,526   FNMA #365418+/-                                                4.25        01/01/2023             50,756
      45,452   FNMA #392647                                                   9.00        10/01/2013             49,194
     139,625   FNMA #458004                                                  10.00        03/01/2018            154,916
     130,168   FNMA #523850                                                  10.50        10/01/2014            152,594
     475,384   FNMA #535807                                                  10.50        04/01/2022            549,570
     743,229   FNMA #545117+/-                                                2.89        12/01/2040            775,578
      83,646   FNMA #545131                                                   8.00        03/01/2013             88,419
      13,372   FNMA #545157                                                   8.50        11/01/2012             14,367
     823,070   FNMA #545325                                                   8.50        07/01/2017            906,970
     238,451   FNMA #545460+/-                                                3.06        11/01/2031            247,649
   1,927,266   FNMA #598559                                                   6.50        08/01/2031          2,170,126
      96,697   FNMA #604060+/-                                                3.15        09/01/2031            100,204
     182,729   FNMA #604689+/-                                                1.89        10/01/2031            186,886
     116,212   FNMA #635070+/-                                                2.50        05/01/2032            120,439
     225,287   FNMA #646643+/-                                                3.02        06/01/2032            231,963
     154,586   FNMA #660508                                                   7.00        05/01/2013            160,099
      13,206   FNMA #675491+/-                                                3.44        04/01/2033             13,735
     303,187   FNMA #724657+/-                                                4.04        07/01/2033            312,801
                                                                                                              9,755,198
                                                                                                        ---------------

                      Wells Fargo Advantage Income Funds 65


Portfolio of Investments--May 31, 2010

ULTRA SHORT-TERM INCOME FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.39%
$     95,968   GNMA #780253                                                   9.50%       11/15/2017    $       106,634
     340,631   GNMA #780267                                                   9.00        11/15/2017            381,720
     284,861   GNMA #780664                                                  10.00        10/20/2017            317,014
     162,153   GNMA #781310                                                   8.00        01/15/2013            162,939
     152,260   GNMA #781311                                                   7.50        02/15/2013            152,097
     487,744   GNMA #781540                                                   7.00        05/15/2013            507,379
   1,659,649   GNMA #781614                                                   7.00        06/15/2033          1,892,053
                                                                                                              3,519,836
                                                                                                        ---------------
TOTAL AGENCY SECURITIES (COST $18,223,475)                                                                   19,896,461
                                                                                                        ---------------
ASSET BACKED SECURITIES: 11.89%
   4,750,000   AMERICAN EXPRESS ISSUANCE TRUST SERIES 2007-1 CLASS
                  A+/-                                                        0.54        09/15/2011          4,752,220
   3,900,000   BANK OF AMERICA AUTO TRUST SERIES 2010-1A CLASS A2++           0.75        06/15/2012          3,895,623
   4,000,000   BANK OF AMERICA CREDIT CARD TRUST SERIES 2008-A1
                  CLASS A1+/-                                                 0.92        04/15/2013          4,007,684
   1,615,826   CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2007-4
                  CLASS A3B+/-                                                1.04        12/15/2011          1,617,690
   2,000,000   CARMAX AUTO OWNER TRUST SERIES 2010-1 CLASS A2                 0.83        11/15/2012          1,996,383
   4,582,366   CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                  SERIES 2003-5 CLASS 2M1+/-                                  1.24        05/25/2033          1,819,196
   3,400,000   CHASE ISSUANCE TRUST SERIES 2007-A18 CLASS A+/-                0.60        01/15/2015          3,396,740
  11,000,000   CHASE ISSUANCE TRUST SERIES 2009-A2 CLASS A2+/-                1.89        04/15/2014         11,261,884
  10,500,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2009-A1
                  CLASS A1+/-                                                 2.09        03/17/2014         10,783,884
   7,428,966   CONTIMORTGAGE NET INTEREST MARGIN NOTES SERIES 1997-A
                  CLASS A(i)                                                  7.23        10/16/2028              2,322
   1,345,554   COUNTRYWIDE ASSET-BACKED CERTIFICATES SERIES 2007-S1
                  CLASS A1A+/-                                                0.45        02/25/2037          1,115,917
     106,501   DAIMLER AUTO TRUST SERIES 2008-B CLASS A2A                     3.81        07/08/2011            106,592
  20,317,210   EASTMAN HILL FUNDING LIMITED SERIES 1A CLASS A2(i)++           0.83        09/29/2031            316,948
  25,762,457   EASTMAN HILL FUNDING LIMITED SERIES 1A CLASS A2E(i)            0.83        09/29/2031            401,894
   3,000,000   FORD CREDIT AUTO OWNER TRUST SERIES 2007-A CLASS A4A           5.47        06/15/2012          3,099,879
   3,000,000   HART SERIES 2010 A CLASS A2                                    0.86        11/15/2012          2,996,076
  10,129,129   HOME EQUITY ASSET TRUST SERIES 2003-6 CLASS M1+/-              1.75        02/25/2034          6,291,405
   6,874,382   HOME EQUITY ASSET TRUST SERIES 2003-7 CLASS M1+/-              1.32        03/25/2034          4,767,839
   4,793,556   HONDA AUTO RECEIVABLES 2007 1 ASSET BKD NT CL A4               5.09        07/18/2013          4,848,940
   1,240,815   HONDA AUTO RECEIVABLES 2008-1 OWNER TRUST ASSET BACKED
                  NOTE CLASS A3                                               4.47        01/18/2012          1,256,218
   6,500,000   HONDA AUTO RECEIVABLES 2010-1 OWNER TRUST CLASS A2             0.62        02/21/2012          6,489,609
   3,500,000   MBNA CREDIT CARD MASTER NOTE TRUST 2005 9 CLASS A+/-           0.38        04/15/2013          3,497,760
   7,488,494   MORGAN STANLEY ABS CAPITAL I SERIES 2003-NC10 CLASS
                  M1+/-                                                       1.36        10/25/2033          5,626,319
     181,004   RESIDENTIAL ASSET SECURITIES CORPORATION SERIES
                  2001-KS1 CLASS AII+/-                                       0.81        03/25/2032            168,640
      70,822   SACO I TRUST SERIES 2005-2 CLASS A+/-(i)++                     0.54        04/25/2035             28,030
   5,167,830   STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES
                  2003-BC10 CLASS M1+/-                                       1.47        10/25/2033          3,437,046
   7,489,091   STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2003-BC3
                  CLASS M1+/-                                                 1.77        04/25/2033          5,637,856
   7,150,000   USAA AUTO OWNER TRUST SERIES 2010-1 CLASS A2                   0.63        06/15/2012          7,137,515
   7,200,000   WILLIAM STREET FUNDING CORPORATION SERIES 2006-3
                  CLASS A+/-++                                                0.50        06/23/2012          6,732,000
TOTAL ASSET BACKED SECURITIES (COST $131,615,307)                                                           107,490,109
                                                                                                        ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 14.12%
   8,520,697   AAMES MORTGAGE TRUST SERIES 2003-1 CLASS M1+/-                 1.36        10/25/2033          6,521,104
     316,764   BANK OF AMERICA ALTERNATIVE LOAN TRUST SERIES 2004-9
                  CLASS 3A2                                                   5.50        10/25/2034            314,157
  37,285,294   BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED
                  SERIES 2001-PB1 CLASS XP+/-(i)++                            1.53        05/11/2035              5,403
       9,980   BANK OF AMERICA MORTGAGE SECURITIES SERIES 2002-K
                  CLASS 3A1+/-                                                2.99        10/20/2032              9,963
   3,150,000   BMW VEHICLE OWNER TRUST SERIES 2010-A CLASS A2                 0.68        09/25/2012          3,142,258
  10,339,398   CDC MORTGAGE CAPITAL TRUST SERIES 2003-HE4 CLASS M1+/-         1.32        03/25/2034          6,895,913
     219,124   CITICORP MORTGAGE SECURITIES INCORPORATED SERIES
                  1992-7 CLASS A+/-                                           2.34        03/25/2022            197,064
   6,300,000   CNH EQUIPMENT TRUST SERIES 2010A CLASS A2                      0.81        08/15/2012          6,288,846
     243,618   COLLATERALIZED MORTGAGE OBLIGATION TRUST SERIES 66
                  CLASS Z                                                     8.00        09/20/2021            268,741
     749,910   COUNTRYWIDE HOME LOANS MORTGAGE PASS-THROUGH TRUST
                  SERIES 2001-HYB1 CLASS 1A1+/-                               2.66        06/19/2031            690,547
     443,529   COUNTRYWIDE HOME LOANS MORTGAGE PASS-THROUGH TRUST
                  SERIES 2001-HYB1 CLASS 2A1+/-                               2.49        06/19/2031            409,136

                      66 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

ULTRA SHORT-TERM INCOME FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$    340,040   COUNTRYWIDE HOME LOANS MORTGAGE PASS-THROUGH TRUST
                  SERIES 2004-20 CLASS 3A1+/-                                 2.46%       09/25/2034    $       189,648
     310,544   DLJ MORTGAGE ACCEPTANCE CORPORATION SERIES 1990-2
                  CLASS A+/-(i)                                               3.31        01/25/2022            306,047
      84,760   DLJ MORTGAGE ACCEPTANCE CORPORATION SERIES 1991-3
                  CLASS A1+/-(i)                                              2.52        02/20/2021             83,916
   1,140,733   EQUIFIRST MORTGAGE LOAN TRUST SERIES 2003-2 CLASS
                  3A3+/-                                                      1.09        09/25/2033            980,210
   1,499,425   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-42
                  CLASS A6                                                    9.50        02/25/2042          1,795,092
     967,959   FNMA GRANTOR TRUST SERIES 2000-T6 CLASS A2                     9.50        06/25/2030          1,090,769
   2,602,878   FNMA GRANTOR TRUST SERIES 2001-T10 CLASS A3                    9.50        12/25/2041          2,933,118
   2,186,390   FNMA GRANTOR TRUST SERIES 2001-T12 CLASS A3                    9.50        08/25/2041          2,463,789
   5,117,813   FNMA GRANTOR TRUST SERIES 2001-T8 CLASS A3+/-                  5.05        07/25/2041          5,318,205
   3,056,118   FNMA GRANTOR TRUST SERIES 2002-T1 CLASS A4                     9.50        11/25/2031          3,670,016
     159,594   FNMA SERIES 1988-4 CLASS Z                                     9.25        03/25/2018            180,843
     184,836   FNMA SERIES 1988-5 CLASS Z                                     9.20        03/25/2018            195,159
      90,606   FNMA SERIES 1988-9 CLASS Z                                     9.45        04/25/2018            100,607
     441,764   FNMA SERIES 1989-30 CLASS Z                                    9.50        06/25/2019            499,912
      78,034   FNMA SERIES 1989-49 CLASS E                                    9.30        08/25/2019             87,535
      89,893   FNMA SERIES 1990-111 CLASS Z                                   8.75        09/25/2020             98,611
     232,474   FNMA SERIES 1990-119 CLASS J                                   9.00        10/25/2020            265,049
     118,988   FNMA SERIES 1990-124 CLASS Z                                   9.00        10/25/2020            137,791
     436,928   FNMA SERIES 1990-21 CLASS Z                                    9.00        03/25/2020            499,985
     254,021   FNMA SERIES 1990-27 CLASS Z                                    9.00        03/25/2020            285,932
     145,195   FNMA SERIES 1990-30 CLASS D                                    9.75        03/25/2020            170,026
     121,048   FNMA SERIES 1990-77 CLASS D                                    9.00        06/25/2020            135,964
     541,175   FNMA SERIES 1991-132 CLASS Z                                   8.00        10/25/2021            605,102
     192,354   FNMA SERIES 1992-71 CLASS X                                    8.25        05/25/2022            213,441
   1,130,627   FNMA SERIES G-22 CLASS ZT                                      8.00        12/25/2016          1,264,182
   2,170,703   FNMA WHOLE LOAN SERIES 2002-W4 CLASS A6+/-                     4.67        05/25/2042          2,280,486
     156,931   FNMA WHOLE LOAN SERIES 2003-W11 CLASS A1+/-                    3.43        06/25/2033            158,549
      76,906   FNMA WHOLE LOAN SERIES 2003-W3 CLASS 1A4+/-                    4.49        08/25/2042             80,343
   6,485,873   FNMA WHOLE LOAN SERIES 2003-W6 CLASS 6A+/-                     4.59        08/25/2042          6,663,708
   2,540,771   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES
                  2000-1 CLASS A2                                             6.50        01/15/2033          2,579,374
   7,800,000   GE EQUIPMENT TRUST SERIES 2010A CLASS A2                       1.42        08/15/2011          7,807,664
   2,033,536   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED
                  SERIES 2000-C3 CLASS A2                                     6.96        09/15/2035          2,054,628
   2,457,823   GNMA SERIES 2007-69 CLASS TA                                   4.72        06/16/2031          2,521,689
     142,936   GSMPS MORTGAGE LOAN TRUST SERIES 1998-1 CLASS A(I)++           8.00        09/19/2027            145,107
   4,222,004   GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 1AF+/-++         0.74        06/25/2034          3,448,195
   3,584,677   GSMPS MORTGAGE LOAN TRUST SERIES 2004-4 CLASS 2A1+/-++         4.69        06/25/2034          3,048,034
   4,024,072   GSMPS MORTGAGE LOAN TRUST SERIES 2006-RP1 CLASS
                  1AF1+/-++                                                   0.69        01/25/2036          3,480,150
   4,015,559   GSMPS MORTGAGE LOAN TRUST SERIES 2006-RP2 CLASS
                  1AF1+/-++                                                   0.74        04/25/2036          3,400,022
   1,659,737   GSR MORTGAGE LOAN TRUST SERIES 2004-1 CLASS 2A2+/-             2.23        04/25/2032          1,357,464
     100,944   HOUSING SECURITIES INCORPORATED SERIES 1992-8 CLASS C          3.36        06/25/2024            100,863
     248,470   HOUSING SECURITIES INCORPORATED SERIES 1992-8 CLASS E          3.71        06/25/2024            244,591
   6,300,000   JOHN DEERE OWNER TRUST SERIES 2010-A CLASS A2                  0.72        07/16/2012          6,285,618
     323,818   JPMORGAN ALTERNATIVE LOAN TRUST SERIES 2006-A5 CLASS
                  1A2+/-                                                      0.40        10/25/2036            317,368
   2,001,401   JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES
                  CORPORATION SERIES 2001-CIBC CLASS A3                       6.26        03/15/2033          2,032,761
   2,864,894   JPMORGAN MORTGAGE TRUST SERIES 2005-A3 CLASS 7CA1              2.94        06/25/2035          2,466,745
      53,349   MASTER MORTGAGES TRUST SERIES 2002-3 CLASS 4A1+/-              2.99        10/25/2032             53,566
   6,300,000   MERCEDES-BENZ AUTOMOTIVE RECEIVABLES TRUST SERIES
                  2010-1 CLASS A2                                             0.70        08/15/2012          6,285,779
          77   MORGAN STANLEY MORTGAGE TRUST SERIES 35 CLASS
                  2+/-(i)(d)(m)                                          15,220.53        04/20/2021                 17
      41,078   PRUDENTIAL HOME MORTGAGE SECURITIES SERIES 1988-1
                  CLASS A+/-                                                  2.73        04/25/2018             38,685
      13,800   RESECURITIZATION MORTGAGE TRUST SERIES 1998-B CLASS
                  A+/-(i)++                                                   0.60        04/26/2021             13,794
   9,250,096   RESIDENTIAL FINANCE LP SERIES 2003-C CLASS B3+/-++             1.70        09/10/2035          5,755,317
   5,481,538   RESIDENTIAL FINANCE LP SERIES 2003-C CLASS B4+/-++             1.90        09/10/2035          3,372,242
     786,065   SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 1990-2
                  CLASS A                                                     2.24        11/25/2020            791,548
   3,062,139   STRUCTURED ASSET MORTGAGE INVESTMENTS INCORPORATED
                  SERIES 2001-4 CLASS A1+/-                                   9.01        10/25/2024          2,894,368

                      Wells Fargo Advantage Income Funds 67


Portfolio of Investments--May 31, 2010

ULTRA SHORT-TERM INCOME FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$    472,074   STRUCTURED ASSET MORTGAGE INVESTMENTS INCORPORATED
                  SERIES 2001-4 CLASS A2+/-                                   9.79%       10/25/2024      $     447,929
     439,450   STRUCTURED ASSET SECURITIES CORPORATION SERIES 1998-2
                  CLASS A+/-                                                  0.86        02/25/2028            409,757
   3,128,370   STRUCTURED ASSET SECURITIES CORPORATION SERIES
                  1998-RF1 CLASS A+/-(i)++                                    8.30        04/15/2027          3,104,341
   3,971,896   STRUCTURED ASSET SECURITIES CORPORATION SERIES
                  1998-RF2 CLASS A(i)++                                       8.18        07/15/2027          3,930,009
     156,351   TERWIN MORTGAGE TRUST SERIES 2004-21HE CLASS 1A1+/-            1.30        12/25/2034            131,723
     330,391   WILSHIRE FUNDING CORPORATION SERIES 1996-3 CLASS M2            3.71        08/25/2032            322,647
     291,270   WILSHIRE FUNDING CORPORATION SERIES 1996-3 CLASS M3            3.71        08/25/2032            277,220
   1,200,794   WILSHIRE FUNDING CORPORATION SERIES 1998-2 CLASS M1(i)         2.00        12/28/2037          1,065,485
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $141,383,355)                                               127,681,867
                                                                                                        ---------------
CORPORATE BONDS & NOTES: 48.53%
AMUSEMENT & RECREATION SERVICES: 0.03%
     300,000   SAN MANUEL ENTERTAINMENT AUTHORITY SERIES 04-B+/-++            1.68        12/01/2010            300,000
                                                                                                        ---------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 0.60%
   5,000,000   AUTOZONE INCORPORATED                                          5.88        10/15/2012          5,415,210
                                                                                                        ---------------
BEVERAGES: 0.62%
   2,495,000   ANHEUSER-BUSCH INBEV WORLDWIDE INCORPORATED+/-++               3.00        10/15/2012          2,556,389
   3,000,000   ANHEUSER-BUSCH INBEV WORLDWIDE INCORPORATED+/-++               1.01        03/26/2013          3,012,777
                                                                                                              5,569,166
                                                                                                        ---------------
BIOTECHNOLOGY: 0.56%
   5,000,000   LIFE TECHNOLOGIES CORPORATION                                  3.38        03/01/2013          5,076,440
                                                                                                        ---------------
BUSINESS SERVICES: 0.55%
   5,000,000   XEROX CORPORATION                                              7.13        06/15/2010          5,009,100
                                                                                                        ---------------
CHEMICALS & ALLIED PRODUCTS: 1.03%
   1,720,000   DOW CHEMICAL COMPANY                                           6.13        02/01/2011          1,768,452
   4,000,000   HOSPIRA INCORPORATED                                           5.55        03/30/2012          4,271,352
   3,095,000   MOSAIC COMPANY SENIOR NOTES++                                  7.38        12/01/2014          3,292,269
                                                                                                              9,332,073
                                                                                                        ---------------
COAL MINING: 0.35%
   3,000,000   CONSOL ENERGY INCORPORATED                                     7.88        03/01/2012          3,195,000
                                                                                                        ---------------
COMMUNICATIONS: 5.34%
   4,000,000   BRITISH TELECOMMUNICATIONS PLC                                 9.13        12/15/2010          4,166,144
     460,000   CBS CORPORATION                                                6.63        05/15/2011            478,809
   4,000,000   CINGULAR WIRELESS SERVICES                                     8.13        05/01/2012          4,492,548
   6,065,000   COMCAST CABLE HOLDINGS LLC                                     9.80        02/01/2012          6,806,313
   1,000,000   COX COMMUNICATIONS INCORPORATED                                7.75        11/01/2010          1,025,821
   5,000,000   COX ENTERPRISES INCORPORATED++                                 7.88        09/15/2010          5,091,515
   3,000,000   ECHOSTAR DBS CORPORATION                                       6.38        10/01/2011          3,067,500
   3,000,000   QWEST CORPORATION                                              7.88        09/01/2011          3,142,500
   3,000,000   QWEST CORPORATION+/-                                           3.51        06/15/2013          2,947,500
   2,500,000   SPRINT CAPITAL CORPORATION                                     7.63        01/30/2011          2,543,750
   4,100,000   TIME WARNER CABLE INCORPORATED                                 5.40        07/02/2012          4,394,880
   5,000,000   VERIZON NEW ENGLAND INCORPORATED                               6.50        09/15/2011          5,299,330
   4,713,000   VIACOM INCORPORATED                                            5.75        04/30/2011          4,868,213
                                                                                                             48,324,823
                                                                                                        ---------------
DEPARTMENT STORES: 0.23%
   2,000,000   MACY'S RETAIL HOLDINGS INCORPORATED                           10.63        11/01/2010          2,085,000
                                                                                                        ---------------

                      68 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

ULTRA SHORT-TERM INCOME FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
DEPOSITORY INSTITUTIONS: 5.71%
$  5,000,000   ALLFIRST PREFERRED CAPITAL TRUST+/-                            1.80%       07/15/2029    $     3,590,300
   2,700,000   BANK OF NEW YORK MELLON CORPORATION+/-                         0.45        06/29/2012          2,710,619
   3,000,000   BARCLAYS BANK PLC                                              2.50        01/23/2013          2,945,352
   7,500,000   CENTRAL FIDELITY CAPITAL I SERIES A+/-                         1.30        04/15/2027          5,473,320
   1,925,000   HUDSON UNITED BANK MAHWAH NJ SERIES BKNT                       7.00        05/15/2012          2,051,345
   6,000,000   INTER-AMERICAN DEVELOPMENT BANK+/-                             0.91        05/20/2014          6,071,094
   5,000,000   JPMORGAN CHASE & COMPANY+/-                                    1.16        02/26/2013          4,990,285
   8,500,000   JPMORGAN CHASE & COMPANY SERIES 3+/-                           0.53        12/26/2012          8,565,731
   3,000,000   KEY BANK NA                                                    5.50        09/17/2012          3,158,904
   2,000,000   PNC FUNDING CORPORATION+/-                                     0.48        01/31/2012          1,979,804
   2,100,000   PNC FUNDING CORPORATION+/-                                     0.49        04/01/2012          2,107,986
   3,000,000   STATE STREET BANK & TRUST COMPANY SERIES FRN+/-                0.46        09/15/2011          3,006,573
   5,000,000   WESTPAC BANKING CORPORATION+/-++                               0.45        12/14/2012          4,994,510
                                                                                                             51,645,823
                                                                                                        ---------------
DIVERSIFIED FINANCIAL SERVICES: 0.16%
   1,500,000   AMERICAN EXPRESS TRAVEL                                        0.48        06/01/2011          1,481,928
                                                                                                        ---------------
EATING & DRINKING PLACES: 0.35%
   3,000,000   YUM! BRANDS INCORPORATED                                       8.88        04/15/2011          3,186,558
                                                                                                        ---------------
ELECTRIC, GAS & SANITARY SERVICES: 5.40%
   5,972,000   ALLIED WASTE NORTH AMERICA INCORPORATED SERIES B               5.75        02/15/2011          6,131,823
   4,000,000   AQUILA INCORPORATED SENIOR NOTE                                7.95        02/01/2011          4,158,840
   3,000,000   CAROLINA POWER & LIGHT COMPANY                                 6.50        07/15/2012          3,285,621
   5,000,000   COLUMBUS SOUTHERN POWER+/-                                     0.66        03/16/2012          5,018,975
   4,250,000   DOMINION RESOURCES INCORPORATED                                4.75        12/15/2010          4,337,610
   3,000,000   EL PASO CORPORATION                                            7.00        05/15/2011          3,073,107
   4,000,000   FLORIDA GAS TRANSMISSION COMPANY++                             7.63        12/01/2010          4,108,504
   5,000,000   GEORGIA POWER COMPANY+/-                                       0.58        03/15/2013          5,007,700
   2,839,000   KINDER MORGAN ENERGY PARTNERS                                  6.75        03/15/2011          2,941,383
   2,400,000   NEVADA POWER COMPANY SERIES A                                  8.25        06/01/2011          2,552,902
   3,000,000   OHIO POWER COMPANY                                             5.30        11/01/2010          3,053,625
   3,000,000   PEOPLES ENERGY CORPORATION                                     6.90        01/15/2011          3,094,101
   1,990,000   WISCONSIN ELECTRIC POWER COMPANY                               6.50        04/01/2011          2,080,153
                                                                                                             48,844,344
                                                                                                        ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 0.95%
   4,000,000   BAE SYSTEMS HOLDINGS INCORPORATED++                            6.40        12/15/2011          4,256,036
   4,000,000   MOTOROLA INCORPORATED                                          8.00        11/01/2011          4,296,712
                                                                                                              8,552,748
                                                                                                        ---------------
ENERGY - EXPLORATION & PRODUCTION: 0.60%
   3,000,000   ALLEGHENY ENERGY SUPPLY++                                      8.25        04/15/2012          3,300,438
   2,000,000   ENERGY TRANSFER PARTNERS LP                                    5.65        08/01/2012          2,126,832
                                                                                                              5,427,270
                                                                                                        ---------------
FINANCIAL SERVICES: 1.11%
   1,980,000   AHOLD FINANCE USA LLC                                          8.25        07/15/2010          1,995,535
   3,500,000   ANZ NATIONAL (INTERNATIONAL) LIMITED++                         2.38        12/21/2012          3,516,629
   2,750,000   GRAND METRO INVESTMENT CORPORATION                             9.00        08/15/2011          2,976,144
   1,500,000   MASS MUTUAL GLOBAL FUNDING II++                                3.63        07/16/2012          1,550,465
                                                                                                             10,038,773
                                                                                                        ---------------

                     Wells Fargo Advantage Income Funds 69


Portfolio of Investments--May 31, 2010

ULTRA SHORT-TERM INCOME FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
FOOD & KINDRED PRODUCTS: 1.70%
$  6,000,000   DR PEPPER SNAPPLE GROUP INCORPORATED                           1.70%       12/21/2011       $  6,028,548
   4,000,000   HJ HEINZ COMPANY++                                            15.59        12/01/2020          4,878,320
   4,223,000   SARA LEE CORPORATION                                           6.25        09/15/2011          4,492,482
                                                                                                             15,399,350
                                                                                                        ---------------
FOOD STORES: 0.62%
   5,425,000   SAFEWAY INCORPORATED                                           6.50        03/01/2011          5,623,034
                                                                                                        ---------------
GENERAL MERCHANDISE STORES: 1.03%
   5,630,000   KOHLS CORPORATION                                              7.38        10/15/2011          6,051,180
   3,019,000   TARGET CORPORATION                                             5.88        03/01/2012          3,278,172
                                                                                                              9,329,352
                                                                                                        ---------------
HEALTH SERVICES: 0.83%
   4,000,000   COVENTRY HEALTH CARE INCORPORATED                              5.88        01/15/2012          4,163,412
   3,000,000   MCKESSON CORPORATION                                           7.75        02/01/2012          3,297,978
                                                                                                              7,461,390
                                                                                                         --------------
HOLDING & OTHER INVESTMENT OFFICES: 1.54%
   5,000,000   BERKSHIRE HATHAWAY INCORPORATED+/-                             0.86        02/11/2013          4,981,350
   1,000,000   HCP INCORPORATED                                               5.63        02/28/2013          1,045,766
   3,233,000   HUTCHISON WHAMPOA INTERNATIONAL++                              7.00        02/16/2011          3,353,041
   4,337,000   NATIONWIDE HEALTH PROPERTIES INCORPORATED                      6.50        07/15/2011          4,533,436
                                                                                                             13,913,593
                                                                                                        ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 1.30%
   3,500,000   BLACK & DECKER CORPORATION                                     7.13        06/01/2011          3,688,300
   3,000,000   HEWLETT-PACKARD COMPANY+/-                                     1.59        05/27/2011          3,031,263
   5,000,000   INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED+/-               1.92        08/13/2010          5,012,905
                                                                                                             11,732,468
                                                                                                        ---------------
INSURANCE CARRIERS: 3.13%
   4,000,000   CIGNA CORPORATION                                              6.38        10/15/2011          4,179,372
   3,715,000   GENWORTH LIFE INSTITUTIONAL FUNDING TRUST++                    5.88        05/03/2013          3,871,052
   5,000,000   METROPOLITAN LIFE GLOBAL FUNDING I SENIOR NOTES+/-++           0.70        07/13/2011          4,992,830
   3,000,000   PRUDENTIAL FINANCIAL INCORPORATED SERIES MTN                   5.10        12/14/2011          3,124,341
   5,000,000   SUN LIFE FINANCIAL GLOBAL FUNDING LP+/-++                      0.54        07/06/2010          4,999,035
   4,000,000   UNITEDHEALTH GROUP INCORPORATED+/-                             1.66        02/07/2011          4,023,836
   3,000,000   WELLPOINT INCORPORATED                                         5.00        01/15/2011          3,067,659
                                                                                                             28,258,125
                                                                                                        ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
   & OPTICAL GOODS: 1.07%
   4,500,000   AGILENT TECHNOLOGIES INCORPORATED                              4.45        09/14/2012          4,682,831
   3,000,000   FRESENIUS MEDICAL CARE CAPITAL TRUST IV                        7.88        06/15/2011          3,105,000
   1,860,000   THERMO FISHER SCIENTIFIC INCORPORATED SENIOR NOTE              2.15        12/28/2012          1,875,843
                                                                                                              9,663,674
                                                                                                        ---------------
MEDIA: 0.47%
   4,000,000   REED ELSEVIER CAPITAL INCORPORATED                             6.75        08/01/2011          4,224,260
                                                                                                        ---------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS: 0.39%
   3,270,000   TECK COMINCO INCORPORATED LIMITED                              7.00        09/15/2012          3,539,775
                                                                                                        ---------------
MOTION PICTURES: 0.42%
   3,270,000   HISTORIC TW INCORPORATED                                       9.13        01/15/2013          3,805,122
                                                                                                        ---------------

                      70 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

ULTRA SHORT-TERM INCOME FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 2.51%
$  4,000,000   AMERICAN HONDA FINANCE CORPORATION++                           2.38%       03/18/2013    $     4,030,568
   5,000,000   DISCOVER FINANCIAL SERVICES+/-                                 0.79        06/11/2010          4,998,985
   8,500,000   GENERAL ELECTRIC CAPITAL CORPORATION                           5.72        08/22/2011          8,540,333
   5,000,000   UNILEVER CAPITAL CORPORATION                                   7.13        11/01/2010          5,127,985
                                                                                                             22,697,871
                                                                                                        ---------------
OFFICE SUPPLIES: 0.35%
   3,000,000   STAPLES INCORPORATED                                           7.75        04/01/2011          3,149,490
                                                                                                        ---------------
OIL & GAS EXPLORATION: 0.39%
   3,334,000   DEVON FINANCING CORPORATION                                    6.88        09/30/2011          3,562,932
                                                                                                        ---------------
OIL & GAS EXTRACTION: 2.02%
   4,250,000   CHESAPEAKE ENERGY CORPORATION SENIOR NOTE                      7.50        09/15/2013          4,356,250
   3,000,000   ENTERPRISE PRODUCTS PARTNERS OPERATING LP                      7.50        02/01/2011          3,104,577
   2,020,000   WEATHERFORD INTERNATIONAL INCORPORATED                         5.95        06/15/2012          2,150,375
   2,315,000   WESTERN OIL SANDS INCORPORATED                                 8.38        05/01/2012          2,574,852
   2,000,000   XTO ENERGY INCORPORATED                                        5.00        08/01/2010          2,013,258
   3,640,000   XTO ENERGY INCORPORATED                                        6.25        04/15/2013          4,071,063
                                                                                                             18,270,375
                                                                                                        ---------------
PETROLEUM REFINING & RELATED INDUSTRIES: 0.36%
   3,000,000   VALERO ENERGY CORPORATION<<                                    6.88        04/15/2012          3,231,144
                                                                                                        ---------------
PIPELINES: 0.72%
   3,130,000   PLAINS ALL AMERICAN PIPELINE LP PAA FINANCE CORPORATION        7.75        10/15/2012          3,476,100
   3,000,000   WILLIAMS COMPANIES INCORPORATED++                              6.38        10/01/2010          3,035,742
                                                                                                              6,511,842
                                                                                                        ---------------
RAILROAD TRANSPORTATION: 0.48%
   4,180,000   CSX CORPORATION                                                6.75        03/15/2011          4,348,145
                                                                                                        ---------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 2.18%
   3,000,000   FEDERATED RETAIL HOLDINGS INCORPORATED                         5.35        03/15/2012          3,067,500
   3,137,000   HEALTHCARE REALTY TRUST INCORPORATED                           8.13        05/01/2011          3,299,409
   4,501,000   HRPT PROPERTIES TRUST+/-                                       0.86        03/16/2011          4,441,083
   5,000,000   VENTAS REALTY LIMITED PARTNERSHIP SENIOR NOTE                  9.00        05/01/2012          5,316,780
   3,480,000   WASHINGTON REAL ESTATE INVESTMENT TRUST                        5.95        06/15/2011          3,537,114
                                                                                                             19,661,886
                                                                                                        ---------------
RETAIL: 0.49%
   4,000,000   WESFARMERS LIMITED++                                           7.00        04/10/2013          4,406,012
                                                                                                        ---------------
RETAIL-DRUG STORES: 0.36%
   3,061,727   CVS CAREMARK CORPORATION++                                     7.77        01/10/2012          3,283,702
                                                                                                        ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.56%
   3,821,000   JEFFERIES GROUP INCORPORATED                                   7.75        03/15/2012          4,110,105
   3,750,000   MERRILL LYNCH & COMPANY                                        4.79        08/04/2010          3,771,443
   6,000,000   MORGAN STANLEY                                                 3.25        12/01/2011          6,205,824
                                                                                                             14,087,372
                                                                                                        ---------------
TOBACCO PRODUCTS: 0.66%
   5,500,000   UST INCORPORATED                                               6.63        07/15/2012          5,949,873
                                                                                                        ---------------

                      Wells Fargo Advantage Income Funds 71


Portfolio of Investments--May 31, 2010

ULTRA SHORT-TERM INCOME FUND

  PRINCIPAL                         SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
TRANSPORTATION SERVICES: 0.36%
$  3,091,000   RYDER SYSTEM INCORPORATED                                      5.95%       05/02/2011    $     3,207,976
                                                                                                        ---------------
TOTAL CORPORATE BONDS & NOTES (COST $438,752,828)                                                           438,803,019
                                                                                                        ---------------
FOREIGN CORPORATE BONDS: 7.07%
   4,910,000   COVIDIEN INTERNATIONAL FINANCE                                 5.15        10/15/2010          4,984,210
   3,000,000   HUSKY ENERGY INCORPORATED                                      6.25        06/15/2012          3,241,593
   3,700,000   MOLSON COORS CAPITAL FINANCE ULC                               4.85        09/22/2010          3,743,290
   4,000,000   PROVINCE OF ONTARIO CANADA                                     3.38        05/20/2011          4,092,412
   2,790,000   RIO TINTO ALCAN INCORPORATED                                   6.45        03/15/2011          2,876,833
   3,500,000   ROGERS WIRELESS INCORPORATED                                   9.63        05/01/2011          3,747,835
   4,000,000   ROYAL BANK SCOTLAND PLC++                                      1.45        10/20/2011          4,000,036
   2,500,000   TELECOM ITALIA CAPITAL                                         4.88        10/01/2010          2,524,713
   2,000,000   TELECOM ITALIA CAPITAL+/-                                      0.82        02/01/2011          1,992,422
   3,145,000   TELEFONICA EMISIONES, SAU SENIOR NOTE                          2.58        04/26/2013          3,109,421
   4,500,000   TELEFONICA EUROPE BV                                           7.75        09/15/2010          4,583,723
   3,830,000   TYCO ELECTRONICS GROUP SA                                      6.00        10/01/2012          4,130,333
   5,000,000   VODAFONE GROUP PLC+/-                                          0.60        06/15/2011          4,996,985
   5,500,000   WESTFIELD CAPITAL CORPORATION++                                4.38        11/15/2010          5,577,820
   3,000,000   WESTPAC BANKING CORPORATION                                    2.25        11/19/2012          3,014,388
   2,000,000   WOOLWORTHS LIMITED++                                           5.25        11/15/2011          2,092,154
   5,000,000   XSTRADA CANADA CORPORATION                                     8.38        02/15/2011          5,240,210
TOTAL FOREIGN CORPORATE BONDS (COST $63,471,305)                                                             63,948,378
                                                                                                        ---------------
MUNICIPAL BONDS & NOTES: 5.33%
CALIFORNIA: 0.97%
   5,580,000   FRESNO COUNTY CA (OTHER REVENUE, NATL-RE FGIC INSURED)         6.27        08/15/2011          5,842,706
   2,900,000   SAN FRANCISCO CA INTERNATIONAL AIRPORT SERIES E (PORT,
                  AIRPORT & MARINA REVENUE)                                   1.87        05/01/2012          2,908,845
                                                                                                              8,751,551
                                                                                                        ---------------
FLORIDA: 0.62%
   5,568,750   EDUCATIONAL FUNDING OF THE SOUTH INCORPORATED
                 (STUDENT LOAN REVENUE, GTD STUDENT LOAN INSURED)+/-          0.50        09/02/2013          5,565,839
                                                                                                        ---------------
GEORGIA: 0.13%
   1,175,000   GEORGIA MUNICIPAL GAS AUTHORITY TAXABLE GAS PORTFOLIO
                  III SERIES F (UTILITIES REVENUE)                            3.07        08/01/2011          1,192,860
                                                                                                        ---------------
IOWA: 0.07%
     625,000   CORALVILLE IA ANNUAL APPROPRIATION TAX INCREMENT
                  SERIES E (TAX INCREMENTAL REVENUE)                          5.34        06/01/2010            625,106
                                                                                                        ---------------
LOUISIANA: 0.77%
   3,000,000   PARISH OF IBERVILLE LA (IDR)+/-                                5.50        06/01/2029          2,999,520
   4,000,000   STATE OF LOUISIANA (GAS & FUELS TAX REVENUE)+/-                2.73        05/01/2043          4,000,000
                                                                                                              6,999,520
                                                                                                        ---------------
NEW YORK: 1.10%
   1,785,000   BABYLON NY INDUSTRIAL DEVELOPMENT AGENCY TAXABLE
                  COVANTA BABYLON SERIES B (IDR)                              4.67        01/01/2012          1,855,561
   4,065,000   NEW YORK NY SERIES F (PROPERTY TAX REVENUE)+/-                 0.87        01/15/2012          4,043,171
   4,000,000   ONONDAGA COUNTY NY COP (LEASE REVENUE)                         3.50        04/01/2013          4,009,920
                                                                                                              9,908,652
                                                                                                        ---------------
OKLAHOMA: 0.25%
     500,000   OKLAHOMA COUNTY OK FINANCE AUTHORITY (LEASE REVENUE)           1.93        11/01/2011            502,005
   1,725,000   OKLAHOMA COUNTY OK FINANCE AUTHORITY (LEASE REVENUE)           2.33        11/01/2012          1,737,213
                                                                                                              2,239,218
                                                                                                        ---------------

                      72 Wells Fargo Advantage Income Funds


                                          Portfolio of Investments--May 31, 2010

ULTRA SHORT-TERM INCOME FUND

PRINCIPAL                           SECURITY NAME                       INTEREST RATE   MATURITY DATE        VALUE
------------   ------------------------------------------------------   -------------   -------------   ---------------
OREGON: 0.47%
$  4,500,000   OREGON SCHOOL BOARD ASSOCIATION (OTHER REVENUE, NATL-
                  RE FGIC INSURED)##                                          2.25%       06/30/2012    $     4,293,270
                                                                                                        ---------------
PENNSYLVANIA: 0.77%
   7,200,000   HARRISBURG PA AUTHORITY RESOURCE RECOVERY FACILITY
                  TAXABLE CAPITAL APPRECIATION LIMITED OBLIGATION
                  SERIES D (RESOURCE RECOVERY REVENUE)##                      5.80        12/15/2010          6,980,256
                                                                                                        ---------------
VIRGIN ISLANDS: 0.18%
   1,590,000   VIRGIN ISLANDS PFA SERIES A2 (OTHER REVENUE)                   3.00        10/01/2010          1,597,712
                                                                                                        ---------------
TOTAL MUNICIPAL BONDS & NOTES (COST $47,890,537)                                                             48,153,984
                                                                                                        ---------------
YANKEE OBLIGATIONS - CORPORATE: 3.62%
DEPOSITORY INSTITUTIONS: 3.62%
   6,000,000   AUSTRALIA & NEW ZEALAND BANKING GROUP LIMITED+/-++             0.54        06/18/2012          6,002,988
   4,000,000   BANCO SANTANDER CHILE++                                        2.88        11/13/2012          3,948,412
   5,000,000   BANK OF TOKYO MITSUBISHI UFJ LIMITED++                         2.60        01/22/2013          5,081,500
   4,500,000   COMMONWEALTH BANK OF AUSTRALIA+/-++                            0.82        03/19/2013          4,506,755
   6,000,000   COMMONWEALTH BANK OF AUSTRALIA+/-++                            0.76        07/23/2014          5,985,782
   7,000,000   EUROPEAN INVESTMENT BANK                                       2.63        11/15/2011          7,177,737
                                                                                                             32,703,174
                                                                                                        ---------------
TOTAL YANKEE OBLIGATIONS - CORPORATE (COST $32,708,272)                                                      32,703,174
                                                                                                        ---------------
US TREASURY SECURITIES: 0.10%
US TREASURY BILLS: 0.10%
     900,000   US TREASURY BILL###                                            0.13        06/24/2010            899,924
                                                                                                        ---------------
TOTAL US TREASURY SECURITIES (COST $899,924)                                                                    899,924
                                                                                                        ---------------
TERM LOANS: 1.28%
   4,000,000   DAVITA INCORPORATED TERM LOAN<                                 0.00        10/05/2012          3,896,680
   3,989,529   DIRECTV HOLDINGS LLC TERM LOAN                                 1.85        04/13/2013          3,952,147
   3,856,119   GEORGIA PACIFIC CORPORATION TERM
                LOAN                                                          2.30        12/21/2012          3,753,155
TOTAL TERM LOANS (COST $11,754,233)                                                                          11,601,982
                                                                                                        ---------------
SHORT-TERM INVESTMENTS: 5.30%
CORPORATE BONDS & NOTES: 0.01%
      65,399   GRYPHON FUNDING LIMITED(v)(i)(a)                               0.00        08/05/2010             26,702
     207,081   VFNC CORPORATION(v)+/-(i)(a)++                                 0.35        09/30/2010            115,965
                                                                                                                142,667
                                                                                                        ---------------

SHARES                                                                      YIELD
------------                                                            -------------

INVESTMENT COMPANIES: 5.29%
  47,578,623   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)~(u)                0.17                           47,578,623
     228,000   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS
                  LLC(v)(l)(u)                                                0.30                              228,000
                                                                                                             47,806,623
                                                                                                        ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $47,914,065)                                                              47,949,290
                                                                                                        ---------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $934,613,301)*                                         99.44%                                      899,128,188
OTHER ASSETS AND LIABILITIES, NET                                0.56                                         5,099,785
                                                               ------                                   ---------------
TOTAL NET ASSETS                                               100.00%                                  $   904,227,973
                                                               ------                                   ---------------

                      Wells Fargo Advantage Income Funds 73


Portfolio of Investments--May 31, 2010

ULTRA SHORT-TERM INCOME FUND

----------
(v) Security represents investment of cash collateral received from securities on loan.

+/-  Variable rate investments.

(i)  Illiquid security (unaudited).

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

<    All or portion of the position represents an unfunded loan commitment.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(d) Security pays interest on a predetermined notional balance of principal. Since the security comprises only the interest and there is no principal at maturity, the bond price reflects the yield to maturity on that security.

(l)  Investment in an affiliate.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

(m) This security is a structured note which generates income based on a coupon formula (-1,500* 1 month LIBOR + 15,573.5%) and the prepayment behavior of the underlying collateral. The coupon is subject to a mandatory cap of 15,573.5% and a mandatory floor of 11%. The current interest rate is (-1500*.23531)+15,573.5% = 15,220.53%.

##   Zero coupon security. Rate represents yield to maturity.

#    Security pledged as collateral for futures transactions.

(u)  Rate shown is the 7-day annualized yield at period end.

<<   All or a portion of this security is on loan.

* Cost for federal income tax purposes is $934,699,899 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $   9,055,061
Gross unrealized depreciation    (44,626,772)
                                ------------
Net unrealized depreciation     $(35,571,711)

The accompanying notes are an integral part of these financial statements.

                      74 Wells Fargo Advantage Income Funds


                              Statements of Assets and Liabilities--May 31, 2010

                                                                                   Government          High
                                                                                Securities Fund    Income Fund
                                                                                ---------------   ------------
ASSETS
   Investments
      In unaffiliated securities, at value (including securities on loan) ...   $2,010,485,361    $572,065,334
      In affiliated securities, at value ....................................      546,181,367      32,474,708
                                                                                --------------    ------------
   Total investments, at value (see cost below) .............................    2,556,666,728     604,540,042
   Segregated cash ..........................................................           50,000          50,000
   Variation margin receivable on futures contracts .........................           62,163               0
   Receivable for Fund shares issued ........................................        6,424,634       2,551,172
   Receivable for investments sold ..........................................       60,617,555       1,477,500
   Receivables for interest .................................................        9,589,496      13,665,311
   Prepaid expenses and other assets ........................................                0          37,341
                                                                                --------------    ------------
Total assets ................................................................    2,633,410,576     622,321,366
                                                                                --------------    ------------
LIABILITIES
   Payable for Fund shares redeemed .........................................        3,517,210       2,617,266
   Payable for investments purchased ........................................      486,705,409       7,767,017
   Variation margin payable on futures contracts ............................                0               0
   Dividends payable ........................................................        1,094,004       1,200,097
   Payable upon receipt of securities loaned ................................      197,067,181      10,929,203
   Payable to investment advisor and affiliates .............................        1,219,056         384,158
   Accrued expenses and other liabilities ...................................          368,153               0
                                                                                --------------    ------------
Total liabilities ...........................................................      689,971,013      22,897,741
                                                                                --------------    ------------
TOTAL NET ASSETS ............................................................   $1,943,439,563    $599,423,625
                                                                                ==============    ============
NET ASSETS CONSIST OF
   Paid-in capital ..........................................................   $1,921,879,556    $653,175,975
   Undistributed net investment income ......................................        2,295,537          64,879
   Accumulated net realized loss on investments .............................      (33,176,230)    (57,647,402)
   Net unrealized appreciation (depreciation) of investments ................       52,440,700       3,830,173
                                                                                --------------    ------------
TOTAL NET ASSETS ............................................................   $1,943,439,563    $599,423,625
                                                                                ==============    ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
   Net assets - Class A .....................................................   $  174,781,032    $ 99,514,855
   Shares outstanding - Class A .............................................       16,045,180      14,419,425
   Net asset value per share - Class A ......................................   $        10.89    $       6.90
   Maximum offering price per share - Class A ...............................   $        11.40(2) $       7.23(2)
   Net assets - Class B .....................................................   $    2,158,525    $  4,563,623
   Shares outstanding - Class B .............................................          198,181         661,513
   Net asset value and offering price per share - Class B ...................   $        10.89    $       6.90
   Net assets - Class C .....................................................   $   34,926,771    $ 18,573,269
   Shares outstanding - Class C .............................................        3,206,699       2,691,146
   Net asset value and offering price per share - Class C ...................   $        10.89    $       6.90
   Net assets - Administrator Class .........................................   $  243,759,576              NA
   Shares outstanding - Administrator Class .................................       22,380,722              NA
   Net asset value and offering price per share - Administrator Class .......   $        10.89              NA
   Net assets - Institutional Class .........................................   $  463,725,648    $189,935,659
   Shares outstanding - Institutional Class .................................       42,607,794      27,273,245
   Net asset value and offering price per share - Institutional Class .......   $        10.88    $       6.96
   Net assets - Investor Class ..............................................   $1,024,088,011    $286,836,219
   Shares outstanding - Investor Class ......................................       93,957,063      41,398,794
   Net asset value and offering price per share - Investor Class ............   $        10.90    $       6.93
                                                                                --------------    ------------
Investments at cost .........................................................   $2,504,058,676    $600,709,869
                                                                                --------------    ------------
Securities on loan, at value ................................................   $  182,986,331    $  9,469,468
                                                                                --------------    ------------

----------
(1.) Each Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

(3.) Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

(4.) Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 75


Statements of Assets and Liabilities--May 31, 2010

 Short-Term     Short-Term High   Ultra Short-Term
  Bond Fund     Yield Bond Fund      Income Fund
------------    ---------------   ----------------


$532,134,726    $384,722,396       $  851,321,565
  74,229,505      41,535,446           47,806,623
------------    ------------       --------------
 606,364,231     426,257,842          899,128,188
           0               0                    0
       1,869               0                    0
   3,339,681       2,874,664            9,987,993
     791,022       1,772,368            1,270,050
   4,929,056       5,725,155            7,782,521
           0          42,064                    0
------------    ------------       --------------
 615,425,859     436,672,093          918,168,752
------------    ------------       --------------

   1,731,986       1,347,940            8,095,299
   5,484,290      19,992,152            3,980,000
           0               0              356,866
     336,156         427,764              345,379
   1,801,076       3,170,316              335,442
     299,783         301,430              468,977
     169,189               0              358,816
------------    ------------       --------------
   9,822,480      25,239,602           13,940,779
------------    ------------       --------------
$605,603,379    $411,432,491       $  904,227,973
============    ============       ==============

$614,251,922    $411,249,606       $1,027,312,796
     204,980          33,091               19,297
  (5,644,208)     (3,307,363)         (87,507,124)
  (3,209,315)      3,457,157          (35,596,996)
------------    ------------       --------------
$605,603,379    $411,432,491       $  904,227,973
============    ============       ==============

$ 41,368,799    $212,687,965       $  154,015,976
   4,777,836      26,298,550           18,167,197
$       8.66    $       8.09       $         8.48
$       8.93(3) $       8.34(3)    $         8.65(4)
          NA              NA                   NA
          NA              NA                   NA
          NA              NA                   NA
$ 11,050,347    $ 32,985,403       $   16,518,555
   1,277,238       4,078,483            1,948,621
$       8.65    $       8.09       $         8.48
          NA              NA       $   82,835,073
          NA              NA            9,806,373
          NA              NA       $         8.45
$285,559,138              NA       $  197,086,524
  32,956,306              NA           23,254,855
$       8.66              NA       $         8.48
$267,625,095    $165,759,123       $  453,771,845
  30,917,881      20,495,303           53,507,412
$       8.66    $       8.09       $         8.48
------------    ------------       --------------
$609,581,712    $422,800,685       $  934,613,301
------------    ------------       --------------
$  1,058,284    $  2,957,258       $      216,736
------------    ------------       --------------

                      76 Wells Fargo Advantage Income Funds


                       Statements of Operations--For the Year Ended May 31, 2010

                                                                                        Government         High
                                                                                      Securities Fund   Income Fund
                                                                                      ---------------   -----------
INVESTMENT INCOME
   Interest .......................................................................     $ 69,217,749    $51,651,150
   Income from affiliated securities ..............................................          538,194         46,585
   Securities lending income, net .................................................          437,736         86,873
                                                                                        ------------    -----------
Total investment income ...........................................................       70,193,679     51,784,608
                                                                                        ------------    -----------
EXPENSES
   Advisory fees ..................................................................        7,225,264      2,946,966
   Administration fees
      Fund level ..................................................................          978,609        297,067
      Class A .....................................................................          319,083        201,588
      Class B .....................................................................            6,658         13,056
      Class C .....................................................................           47,901         32,477
      Administrator Class .........................................................          265,025             NA
      Institutional Class .........................................................          319,235        132,550
      Investor Class ..............................................................        2,496,810        669,661
   Custody fees ...................................................................          173,838         52,047
   Shareholder servicing fees
      Class A .....................................................................          441,199        278,068
      Class B .....................................................................            8,888         17,825
      Class C .....................................................................           66,530         44,876
      Administrator Class .........................................................          657,993             NA
      Investor Class ..............................................................        2,650,090        696,679
   Accounting fees ................................................................           98,315         35,655
   Distribution fees
      Class B .....................................................................           27,743         54,399
      Class C .....................................................................          199,589        135,322
   Professional fees ..............................................................           56,065         60,705
   Registration fees ..............................................................           36,827         58,313
   Shareholder reports ............................................................          420,150         70,733
   Trustees' fees .................................................................           14,144         13,847
   Other fees and expenses ........................................................           29,508         13,496
                                                                                        ------------    -----------
Total expenses ....................................................................       16,539,464      5,825,330
                                                                                        ------------    -----------
LESS
   Waived fees and/or reimbursed expenses .........................................         (499,199)      (805,561)
   Net expenses ...................................................................       16,040,265      5,019,769
                                                                                        ------------    -----------
Net investment income .............................................................       54,153,414     46,764,839
                                                                                        ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Unaffiliated securities, foreign currencies and foreign currency translation ...       27,080,868     24,912,275
   Futures transactions ...........................................................        2,072,194       (183,652)
                                                                                        ------------    -----------
Net realized gain and loss from investments .......................................       29,153,062     24,728,623
                                                                                        ------------    -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Unaffiliated securities, foreign currencies and foreign currency translation ...       41,411,738     20,765,601
   Futures transactions ...........................................................         (235,021)       (86,872)
                                                                                        ------------    -----------
Net change in unrealized appreciation (depreciation) of investments ...............       41,176,717     20,678,729
                                                                                        ------------    -----------
Net realized and unrealized gain on investments ...................................       70,329,779     45,407,352
                                                                                        ------------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................     $124,483,193    $92,172,191
                                                                                        ============    ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                      Wells Fargo Advantage Income Funds 77


Statements of Operations--For the Year Ended May 31, 2010

 Short-Term   Short-Term High   Ultra Short-Term
 Bond Fund    Yield Bond Fund      Income Fund
-----------   ---------------   ----------------

$15,092,171     $21,243,044       $20,460,663
     73,045          52,615           108,623
     16,334           7,626             4,984
-----------     -----------       -----------
 15,181,550      21,303,285        20,574,270
-----------     -----------       -----------

  1,735,753       1,680,875         2,846,545

    217,494         168,087           362,873
     44,768         288,823           198,585
         NA              NA                NA
      9,149          43,510            21,323
         NA              NA            75,038
    115,466              NA            70,199
    599,615         348,555         1,013,810
     37,160          28,554            53,781

     60,926         390,245           272,223
         NA              NA                NA
     12,707          60,219            29,287
         NA              NA           160,479
    650,097         355,792         1,096,075
     29,249          23,347            36,920

         NA              NA                NA
     38,121         181,291            88,848
     53,924          45,358            59,367

     60,623          48,706            76,366
     45,413          30,631           122,576
     13,082          10,718            14,565
     10,463           5,030            13,925
-----------     -----------       -----------
  3,734,010       3,709,741         6,612,785
-----------     -----------       -----------
   (547,488)       (729,645)       (1,642,905)
  3,186,522       2,980,096         4,969,880
-----------     -----------       -----------
 11,995,028      18,323,189        15,604,390
-----------     -----------       -----------


  2,174,629       5,778,167        (5,877,598)
 (1,073,369)              0        (3,858,905)
-----------     -----------       -----------
  1,101,260       5,778,167        (9,736,503)
-----------     -----------       -----------

 19,248,774       2,668,645        46,054,032
    (26,695)              0          (119,430)
-----------     -----------       -----------
 19,222,079       2,668,645        45,934,602
-----------     -----------       -----------
 20,323,339       8,466,812        36,198,099
-----------     -----------       -----------
$32,318,367     $26,770,001       $51,802,489
===========     ===========       ===========

                      78 Wells Fargo Advantage Income Funds


                                             Statements of Changes in Net Assets


                                                                                        GOVERNMENT SECURITIES FUND
                                                                                     --------------------------------
                                                                                         For the          For the
                                                                                       Year Ended       Year Ended
                                                                                      May 31, 2010    May 31, 2009(1)
                                                                                     --------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ..........................................................   $1,923,257,266   $1,392,844,435
OPERATIONS
   Net investment income .........................................................       54,153,414       67,610,918
   Net realized gain (loss) on investments .......................................       29,153,062       24,020,628
   Net change in unrealized appreciation (depreciation) of investments ...........       41,176,717       33,780,112
                                                                                     --------------   --------------
Net increase (decrease) in net assets resulting from operations ..................      124,483,193      125,411,658
                                                                                     --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ....................................................................       (6,761,002)      (7,052,853)
      Class B ....................................................................         (114,792)        (204,575)
      Class C ....................................................................         (808,579)        (416,142)
      Administrator Class ........................................................      (10,610,339)     (12,169,492)
      Institutional Class ........................................................      (16,819,803)     (13,673,366)
      Investor Class .............................................................      (40,846,068)     (42,421,772)
   Net realized gain
      Class A ....................................................................       (1,450,271)        (495,008)
      Class B ....................................................................          (29,370)         (18,002)
      Class C ....................................................................         (213,094)         (33,924)
      Administrator Class ........................................................       (2,179,594)        (820,613)
      Institutional Class ........................................................       (3,366,996)        (732,088)
      Investor Class .............................................................       (8,880,648)      (2,756,641)
                                                                                     --------------   --------------
Total distributions to shareholders ..............................................      (92,080,556)     (80,794,476)
                                                                                     --------------   --------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ...........................................       28,085,253      271,643,896
   Reinvestment of distributions - Class A .......................................        7,125,621        6,632,016
   Cost of shares redeemed - Class A .............................................      (44,757,026)    (179,688,758)
                                                                                     --------------   --------------
   Net increase (decrease) in net assets resulting from capital share transactions
      - Class A ..................................................................       (9,546,152)      98,587,154
                                                                                     --------------   --------------
   Proceeds from shares sold - Class B ...........................................          277,343       18,314,273
   Reinvestment of distributions - Class B .......................................          109,783          164,098
   Cost of shares redeemed - Class B .............................................       (3,583,267)     (12,801,670)
                                                                                     --------------   --------------
   Net increase (decrease) in net assets resulting from capital share transactions
      - Class B ..................................................................       (3,196,141)       5,676,701
                                                                                     --------------   --------------
   Proceeds from shares sold - Class C ...........................................       20,145,978       30,573,148
   Reinvestment of distributions - Class C .......................................          417,334          230,006
   Cost of shares redeemed - Class C .............................................       (7,911,545)     (10,356,350)
                                                                                     --------------   --------------
   Net increase in net assets resulting from capital share transactions
      - Class C ..................................................................       12,651,767       20,446,804
                                                                                     --------------   --------------
   Proceeds from shares sold - Administrator Class ...............................       74,516,912      530,208,386
   Reinvestment of distributions - Administrator Class ...........................        7,435,162        7,353,839
   Cost of shares redeemed - Administrator Class .................................     (109,121,743)    (399,589,103)
                                                                                     --------------   --------------
   Net increase (decrease) in net assets resulting from capital share transactions
      - Administrator Class ......................................................      (27,169,669)     137,973,122
                                                                                     --------------   --------------
   Proceeds from shares sold - Institutional Class ...............................      290,991,422      213,151,715
   Reinvestment of distributions - Institutional Class ...........................       19,438,725       13,696,833
   Cost of shares redeemed - Institutional Class .................................     (167,371,951)    (246,210,109)
                                                                                     --------------   --------------
   Net increase (decrease) in net assets resulting from capital share transactions
      - Institutional Class ......................................................      143,058,196      (19,361,561)
                                                                                     --------------   --------------
   Proceeds from shares sold - Investor Class ....................................      408,694,424    1,184,845,363
   Reinvestment of distributions - Investor Class ................................       36,619,138       33,190,881
   Cost of shares redeemed - Investor Class ......................................     (573,331,903)    (975,562,815)
                                                                                     --------------   --------------
   Net increase (decrease) in net assets resulting from capital share transactions
      - Investor Class ...........................................................     (128,018,341)     242,473,429
                                                                                     --------------   --------------
Net increase (decrease) in net assets resulting from capital share transactions
   - Total .......................................................................      (12,220,340)     485,795,649
                                                                                     --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS ............................................       20,182,297      530,412,831
                                                                                     ==============   ==============
ENDING NET ASSETS ................................................................   $1,943,439,563   $1,923,257,266
                                                                                     ==============   ==============
Ending balance of undistributed (overdistributed) net investment income ..........   $    2,295,537   $      893,940
                                                                                     --------------   --------------

----------
(1.) Class B in the Government Securities Fund, Classes B and C in the High
     Income Fund and Class C in the Ultra Short-Term Income Fund were incepted on July 18, 2008. Information presented for these classes are for the period from July 18, 2008 to May 31, 2009.

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 79


Statements of Changes in Net Assets

                                                                         SHORT-TERM
      HIGH INCOME FUND                SHORT-TERM BOND FUND          HIGH YIELD BOND FUND
-------------------------------   ---------------------------   ----------------------------
    For the         For the         For the        For the         For the        For the
  Year Ended      Year Ended       Year Ended     Year Ended      Year Ended     Year Ended
 May 31, 2010   May 31, 2009(1)   May 31, 2010   May 31, 2009    May 31, 2010   May 31, 2009
-------------   ---------------   ------------   ------------   -------------   ------------

$ 477,357,849    $ 280,579,919    $346,126,214   $367,804,800   $ 250,336,778   $ 86,218,386

   46,764,839       26,794,821      11,995,028     13,489,380      18,323,189      6,447,120
   24,728,623      (26,763,282)      1,101,260      1,585,853       5,778,167     (5,935,181)
   20,678,729       (8,702,509)     19,222,079     (8,088,945)      2,668,645      2,361,738
-------------    -------------    ------------   ------------   -------------   ------------
   92,172,191       (8,670,970)     32,318,367      6,986,288      26,770,001      2,873,677
-------------    -------------    ------------   ------------   -------------   ------------


   (8,508,474)      (4,544,762)       (718,733)      (490,206)     (8,624,075)    (2,772,531)
     (498,630)        (545,930)             NA             NA              NA             NA
   (1,233,407)        (474,259)       (101,073)        (8,281)     (1,109,276)       (88,724)
           NA               NA              NA             NA              NA             NA
  (13,243,110)      (7,880,914)     (4,513,491)    (3,290,827)             NA             NA
  (21,945,498)     (13,245,714)     (7,704,244)    (9,729,037)     (8,081,899)    (3,494,392)

            0                0               0              0               0              0
            0                0              NA             NA              NA             NA
            0                0               0              0               0              0
           NA               NA              NA             NA              NA             NA
            0                0               0              0              NA             NA
            0                0               0              0               0              0
-------------    -------------    ------------   ------------   -------------   ------------
  (45,429,119)     (26,691,579)    (13,037,541)   (13,518,351)    (17,815,250)    (6,355,647)
-------------    -------------    ------------   ------------   -------------   ------------

   52,187,135      166,454,163      33,969,510     10,705,583     196,369,572    142,967,474
    6,636,744        2,377,737         617,318        438,555       7,093,558      2,539,648
  (74,974,066)     (67,569,517)    (10,739,325)    (6,438,527)   (105,253,532)   (49,718,884)
-------------    -------------    ------------   ------------   -------------   ------------

  (16,150,187)     101,262,383      23,847,503      4,705,611      98,209,598     95,788,238
-------------    -------------    ------------   ------------   -------------   ------------
      454,719       23,618,815              NA             NA              NA             NA
      339,101          360,105              NA             NA              NA             NA
   (4,878,806)     (13,951,201)             NA             NA              NA             NA
-------------    -------------    ------------   ------------   -------------   ------------

   (4,084,986)      10,027,719              NA             NA              NA             NA
-------------    -------------    ------------   ------------   -------------   ------------
    8,343,168       24,106,244      10,342,145      1,362,364      26,178,090     12,087,840
      788,949          249,311          83,903          7,052         753,888         51,607
   (5,392,700)      (9,792,261)       (752,435)      (191,442)     (5,515,025)    (1,199,260)
-------------    -------------    ------------   ------------   -------------   ------------

    3,739,417       14,563,294       9,673,613      1,177,974      21,416,953     10,940,187
-------------    -------------    ------------   ------------   -------------   ------------
           NA               NA              NA             NA              NA             NA
           NA               NA              NA             NA              NA             NA
           NA               NA              NA             NA              NA             NA
-------------    -------------    ------------   ------------   -------------   ------------

           NA               NA              NA             NA              NA             NA
-------------    -------------    ------------   ------------   -------------   ------------
   84,710,622       63,985,953     218,054,661     21,643,058              NA             NA
    4,241,277          954,449       3,272,530      3,008,920              NA             NA
  (29,733,128)     (27,175,147)    (18,650,943)   (32,342,460)             NA             NA
-------------    -------------    ------------   ------------   -------------   ------------

   59,218,771       37,765,255     202,676,248     (7,690,482)             NA             NA
-------------    -------------    ------------   ------------   -------------   ------------
  141,843,540      117,069,408      41,594,778     37,688,354     136,939,782    148,957,418
   17,725,631        9,650,789       6,640,496      8,318,312       6,162,193      2,963,187
 (126,969,482)     (58,198,369)    (44,236,299)   (59,346,292)   (110,587,564)   (91,048,668)
-------------    -------------    ------------   ------------   -------------   ------------

   32,599,689       68,521,828       3,998,975    (13,339,626)     32,514,411     60,871,937
-------------    -------------    ------------   ------------   -------------   ------------

   75,322,704      232,140,479     240,196,339    (15,146,523)    152,140,962    167,600,362
-------------    -------------    ------------   ------------   -------------   ------------
  122,065,776      196,777,930     259,477,165    (21,678,586)    161,095,713    164,118,392
=============    =============    ============   ============   =============   ============
$ 599,423,625    $ 477,357,849    $605,603,379   $346,126,214   $ 411,432,491   $250,336,778
=============    =============    ============   ============   =============   ============
$      64,879    $      (3,922)   $    204,980   $     (8,224)  $      33,091   $     (8,382)
-------------    -------------    ------------   ------------   -------------   ------------

                      80 Wells Fargo Advantage Income Funds


                                             Statements of Changes in Net Assets


                                                                                                GOVERNMENT SECURITIES FUND
                                                                                              ------------------------------
                                                                                                 For the         For the
                                                                                               Year Ended      Year Ended
                                                                                              May 31, 2010   May 31, 2009(1)
                                                                                              ------------   ---------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ..................................................................     2,602,285       26,715,881
   Shares issued in reinvestment of distributions - Class A ...............................       659,509          626,901
   Shares redeemed - Class A ..............................................................    (4,154,955)     (17,221,247)
                                                                                              -----------      -----------
   Net increase (decrease) in shares outstanding - Class A ................................      (893,161)      10,121,535
                                                                                              -----------      -----------
   Shares sold - Class B ..................................................................        25,530        1,708,872
   Shares issued in reinvestment of distributions - Class B ...............................        10,163           15,522
   Shares redeemed - Class B ..............................................................      (332,363)      (1,229,543)
                                                                                              -----------      -----------
   Net increase (decrease) in shares outstanding - Class B ................................      (296,670)         494,851
                                                                                              -----------      -----------
   Shares sold - Class C ..................................................................     1,867,110        2,759,714
   Shares issued in reinvestment of distributions - Class C ...............................        38,621           21,721
   Shares redeemed - Class C ..............................................................      (733,989)        (994,831)
                                                                                              -----------      -----------
   Net increase in shares outstanding - Class C ...........................................     1,171,742        1,786,604
                                                                                              -----------      -----------
   Shares sold - Administrator Class ......................................................     6,911,593       50,514,811
   Shares issued in reinvestment of distributions - Administrator Class ...................       688,149          695,762
   Shares redeemed - Administrator Class ..................................................   (10,121,647)     (38,176,012)
                                                                                              -----------      -----------
   Net increase (decrease) in shares outstanding - Administrator Class ....................    (2,521,905)      13,034,561
                                                                                              -----------      -----------
   Shares sold - Institutional Class ......................................................    27,058,437       20,164,472
   Shares issued in reinvestment of distributions - Institutional Class ...................     1,800,225        1,298,001
   Shares redeemed - Institutional Class ..................................................   (15,552,878)     (23,384,502)
                                                                                              -----------      -----------
   Net increase (decrease) in shares outstanding - Institutional Class ....................    13,305,784       (1,922,029)
                                                                                              -----------      -----------
   Shares sold - Investor Class ...........................................................    37,872,311      111,839,906
   Shares issued in reinvestment of distributions - Investor Class ........................     3,386,367        3,138,084
   Shares redeemed - Investor Class .......................................................   (53,231,926)     (92,160,770)
                                                                                              -----------      -----------
   Net increase (decrease) in shares outstanding - Investor Class .........................   (11,973,248)      22,817,220
                                                                                              -----------      -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ...    (1,207,458)      46,332,742
                                                                                              ===========      ===========

The accompanying notes are an integral part of these financial statements.

                      Wells Fargo Advantage Income Funds 81


Statements of Changes in Net Assets

                                                                        SHORT-TERM
       HIGH INCOME FUND              SHORT-TERM BOND FUND          HIGH YIELD BOND FUND
------------------------------   ---------------------------   ---------------------------
  For the          For the         For the        For the         For the        For the
 Year Ended       Year Ended      Year Ended     Year Ended     Year Ended     Year Ended
May 31, 2010   May 31, 2009(1)   May 31, 2010   May 31, 2009   May 31, 2010   May 31, 2009
------------   ---------------   ------------   ------------   ------------   ------------

  7,778,665       24,770,364       3,964,770      1,314,290     24,314,932     18,109,719
    927,717          388,338          72,263         53,686        876,682        327,233
(10,935,120)      (9,955,121)     (1,258,962)      (789,161)   (13,009,840)    (6,218,789)
-----------       ----------      ----------     ----------    -----------    -----------
 (2,228,738)      15,203,581       2,778,071        578,815     12,181,774     12,218,163
-----------       ----------      ----------     ----------    -----------    -----------
     68,701        3,244,804              NA             NA             NA             NA
     49,694           59,185              NA             NA             NA             NA
   (702,770)      (2,058,101)             NA             NA             NA             NA
-----------       ----------      ----------     ----------    -----------    -----------
   (584,375)       1,245,888              NA             NA             NA             NA
-----------       ----------      ----------     ----------    -----------    -----------
  1,235,348        3,522,749       1,209,285        167,166      3,248,677      1,565,350
    114,708           40,877           9,793            866         92,944          6,641
   (779,006)      (1,443,530)        (87,635)       (23,425)      (681,266)      (156,023)
-----------       ----------      ----------     ----------    -----------    -----------
    571,050        2,120,096       1,131,443        144,607      2,660,355      1,415,968
-----------       ----------      ----------     ----------    -----------    -----------
         NA               NA              NA             NA             NA             NA
         NA               NA              NA             NA             NA             NA
         NA               NA              NA             NA             NA             NA
-----------       ----------      ----------     ----------    -----------    -----------
         NA               NA              NA             NA             NA             NA
-----------       ----------      ----------     ----------    -----------    -----------
 12,354,025       10,469,929      25,278,351      2,657,771             NA             NA
    611,498          156,414         382,720        367,852             NA             NA
 (4,287,782)      (4,371,782)     (2,161,500)    (3,955,858)            NA             NA
-----------       ----------      ----------     ----------    -----------    -----------
  8,677,741        6,254,561      23,499,571       (930,235)            NA             NA
-----------       ----------      ----------     ----------    -----------    -----------
 21,013,793       19,384,024       4,872,720      4,612,934     16,992,594     18,959,752
  2,570,640        1,552,374         779,821      1,018,265        761,858        380,908
(18,492,669)      (9,356,944)     (5,190,195)    (7,266,219)   (13,720,091)   (11,350,048)
-----------       ----------      ----------     ----------    -----------    -----------
  5,091,764       11,579,454         462,346     (1,635,020)     4,034,361      7,990,612
-----------       ----------      ----------     ----------    -----------    -----------
 11,527,442       36,403,580      27,871,431     (1,841,833)    18,876,490     21,624,743
===========       ==========      ==========     ===========   ===========    ===========

                     82 Wells Fargo Advantage Income Funds


                                             Statements of Changes in Net Assets

                                                                                    ULTRA SHORT-TERM INCOME FUND
                                                                                  -------------------------------
                                                                                     For the           For the
                                                                                    Year Ended       Year Ended
                                                                                   May 31, 2010    May 31, 2009(1)
                                                                                  -------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .......................................................   $ 558,841,509    $ 727,013,645
                                                                                  -------------    -------------
OPERATIONS
   Net investment income ......................................................      15,604,390       23,203,877
   Net realized loss on investments ...........................................      (9,736,503)     (10,932,559)
   Net change in unrealized appreciation (depreciation) of investments ........      45,934,602      (44,149,585)
                                                                                  -------------    -------------
Net increase in net assets resulting from operations ..........................      51,802,489      (31,878,267)
                                                                                  -------------    -------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A .................................................................      (2,461,875)      (1,693,421)
      Class C .................................................................        (186,102)         (61,444)
      Administrator Class .....................................................      (1,930,925)      (1,789,434)
      Institutional Class .....................................................      (2,237,594)      (1,561,426)
      Investor Class ..........................................................     (10,602,398)     (18,427,626)
                                                                                  -------------    -------------
Total distributions to shareholders ...........................................     (17,418,894)     (23,533,351)
                                                                                  -------------    -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ........................................     238,185,440       47,399,009
   Reinvestment of distributions - Class A ....................................       2,160,187        1,636,344
   Cost of shares redeemed - Class A ..........................................    (134,913,912)     (42,622,372)
                                                                                  -------------    -------------
   Net increase in net assets resulting from capital share transactions -
      Class A .................................................................     105,431,715        6,412,981
                                                                                  -------------    -------------
   Proceeds from shares sold - Class C ........................................      13,579,244        5,677,642
   Reinvestment of distributions - Class C ....................................         153,381           49,829
   Cost of shares redeemed - Class C ..........................................      (2,497,606)        (600,681)
                                                                                  -------------    -------------
   Net increase in net assets resulting from capital share transactions -
      Class C .................................................................      11,235,019        5,126,790
                                                                                  -------------    -------------
   Proceeds from shares sold - Administrator Class ............................      79,407,119       76,793,455
   Reinvestment of distributions - Administrator Class ........................       1,639,015        1,590,459
   Cost of shares redeemed - Administrator Class ..............................     (61,196,498)     (44,016,583)
                                                                                  -------------    -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Administrator Class ......................................      19,849,636       34,367,331
                                                                                  -------------    -------------
   Proceeds from shares sold - Institutional Class ............................     260,364,390       10,522,344
   Reinvestment of distributions - Institutional Class ........................       1,371,300        1,472,482
   Cost of shares redeemed - Institutional Class ..............................     (94,519,924)     (42,851,823)
                                                                                  -------------    -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Institutional Class ......................................     167,215,766      (30,856,997)
                                                                                  -------------    -------------
   Proceeds from shares sold - Investor Class .................................     128,243,426      102,792,749
   Reinvestment of distributions - Investor Class .............................       9,692,279       16,877,970
   Cost of shares redeemed - Investor Class ...................................    (130,664,972)    (247,481,342)
                                                                                  -------------    -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Investor Class ...........................................       7,270,733     (127,810,623)
                                                                                  -------------    -------------
Net increase (decrease) in net assets resulting from capital share transactions
   - Total ....................................................................     311,002,869     (112,760,518)
                                                                                  -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................     345,386,464     (168,172,136)
                                                                                  =============    =============
ENDING NET ASSETS .............................................................   $ 904,227,973    $ 558,841,509
                                                                                  =============    =============
Ending balance of undistributed net investment income .........................   $      19,297    $       5,458
                                                                                  -------------    -------------

The accompanying notes are an integral part of these financial statements.

                     Wells Fargo Advantage Income Funds 83


Statements of Changes in Net Assets

                                                                              ULTRA SHORT-TERM INCOME FUND
                                                                             ------------------------------
                                                                                For the         For the
                                                                              Year Ended       Year Ended
                                                                             May 31, 2010   May 31, 2009(1)
                                                                             ------------   ---------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A .................................................    28,367,509        5,506,043
   Shares issued in reinvestment of distributions - Class A ..............       257,089          199,167
   Shares redeemed - Class A .............................................   (15,956,760)      (5,099,082)
                                                                             -----------      -----------
   Net increase in shares outstanding - Class A ..........................    12,667,838          606,128
                                                                             -----------      -----------
   Shares sold - Class C .................................................     1,632,288          662,447
   Shares issued in reinvestment of distributions - Class C ..............        18,307            6,125
   Shares redeemed - Class C .............................................      (296,600)         (73,946)
                                                                             -----------      -----------
   Net increase in shares outstanding - Class C ..........................     1,353,995          594,626
                                                                             -----------      -----------
   Shares sold - Administrator Class .....................................     9,556,172        9,308,480
   Shares issued in reinvestment of distributions - Administrator Class ..       197,008          195,355
   Shares redeemed - Administrator Class .................................    (7,341,677)      (5,363,935)
                                                                             -----------      -----------
   Net increase in shares outstanding - Administrator Class ..............     2,411,503        4,139,900
                                                                             -----------      -----------
   Shares sold - Institutional Class .....................................    30,817,603        1,270,796
   Shares issued in reinvestment of distributions - Institutional Class ..       163,501          177,850
   Shares redeemed - Institutional Class .................................   (11,173,875)      (5,109,471)
                                                                             -----------      -----------
   Net increase (decrease) in shares outstanding - Institutional Class ...    19,807,229       (3,660,825)
                                                                             -----------      -----------
   Shares sold - Investor Class ..........................................    15,316,811       12,299,468
   Shares issued in reinvestment of distributions - Investor Class .......     1,161,736        2,048,111
   Shares redeemed - Investor Class
                                                                             (15,628,588)     (29,897,417)
                                                                             -----------      -----------
   Net increase (decrease) in shares outstanding - Investor Class ........       849,959      (15,549,838)
                                                                             -----------      -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ..........................................................    37,090,524      (13,870,009)
                                                                             ===========      ===========

The accompanying notes are an integral part of these financial statements.

                     84 Wells Fargo Advantage Income Funds


                                                            Financial Highlights


                                      Beginning                 Net Realized    Distributions
                                      Net Asset       Net      and Unrealized     from Net
                                      Value Per   Investment     Gain (Loss)      Investment
                                        Share       Income     on Investments       Income
                                      ---------   ----------   --------------   -------------
GOVERNMENT SECURITIES FUND
Class A
June 1, 2009 to May 31, 2010 ......     $10.71      0.29            0.39            (0.41)
June 1, 2008 to May 31, 2009(3) ...     $10.45      0.39(4)         0.34            (0.44)
June 1, 2007 to May 31, 2008 ......     $10.22      0.48            0.25            (0.50)
June 1, 2006 to May 31, 2007 ......     $10.15      0.48            0.09            (0.50)
June 1, 2005 to May 31, 2006 ......     $10.77      0.43           (0.51)           (0.48)
Class B
June 1, 2009 to May 31, 2010 ......     $10.70      0.24(4)         0.37            (0.33)
July 18, 2008(5) to May 31, 2009 ..     $10.32      0.27(4)         0.45            (0.31)
Class C
June 1, 2009 to May 31, 2010 ......     $10.70      0.23            0.38            (0.33)
June 1, 2008 to May 31, 2009 ......     $10.45      0.30(4)         0.35            (0.37)
June 1, 2007 to May 31, 2008 ......     $10.22      0.39            0.25            (0.41)
June 1, 2006 to May 31, 2007 ......     $10.15      0.40            0.09            (0.42)
June 1, 2005 to May 31, 2006 ......     $10.77      0.35           (0.50)           (0.41)
Administrator Class
June 1, 2009 to May 31, 2010 ......     $10.70      0.32            0.39            (0.43)
June 1, 2008 to May 31, 2009 ......     $10.45      0.41(4)         0.34            (0.47)
June 1, 2007 to May 31, 2008 ......     $10.22      0.49            0.26            (0.52)
June 1, 2006 to May 31, 2007 ......     $10.15      0.50            0.09            (0.52)
June 1, 2005 to May 31, 2006 ......     $10.77      0.48           (0.53)           (0.51)
Institutional Class
June 1, 2009 to May 31, 2010 ......     $10.70      0.32(4)         0.41            (0.46)
June 1, 2008 to May 31, 2009 ......     $10.44      0.44(4)         0.34            (0.49)
June 1, 2007 to May 31, 2008 ......     $10.21      0.52            0.25            (0.54)
June 1, 2006 to May 31, 2007 ......     $10.14      0.54            0.08            (0.55)
June 1, 2005 to May 31, 2006 ......     $10.77      0.49           (0.53)           (0.53)
Investor Class
June 1, 2009 to May 31, 2010 ......     $10.71      0.29            0.40            (0.41)
June 1, 2008 to May 31, 2009 ......     $10.46      0.39(4)         0.33            (0.44)
June 1, 2007 to May 31, 2008 ......     $10.22      0.47            0.26            (0.49)
June 1, 2006 to May 31, 2007 ......     $10.16      0.47            0.09            (0.50)
June 1, 2005 to May 31, 2006 ......     $10.77      0.42           (0.49)           (0.48)

----------
(1.) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(2.) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(3.) On June 20, 2008, Advisor Class was renamed to Class A.

(4.) Calculated based upon average shares outstanding.

(5.) Commencement of class operations.

The accompanying notes are an integral part of these financial statements.

                     Wells Fargo Advantage Income Funds 85


Financial Highlights

                                        Ratio to Average
                   Ending            Net Assets (Annualized)
 Distributions    Net Asset   ------------------------------------               Portfolio    Net Assets at
   from Net       Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
Realized Gains      Share         Income       Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
--------------   ----------   --------------   --------   --------   ---------   ---------   ---------------


    (0.09)         $10.89          2.71%         0.89%      0.89%       6.48%       194%        $  174,781
    (0.03)         $10.71          3.65%         0.90%      0.90%       7.17%       368%        $  181,342
     0.00          $10.45          4.54%         1.03%      0.90%       7.21%       263%        $   71,233
     0.00          $10.22          4.64%         1.06%      0.92%       5.71%       159%        $   59,760
    (0.06)         $10.15          4.14%         1.05%      0.95%      (0.74)%      207%        $   60,242

    (0.09)         $10.89          2.09%         1.63%      1.63%       5.80%       194%        $    2,159
    (0.03)         $10.70          2.94%         1.65%      1.65%       7.00%       368%        $    5,297

    (0.09)         $10.89          1.89%         1.64%      1.64%       5.78%       194%        $   34,927
    (0.03)         $10.70          2.78%         1.63%      1.63%       6.28%       368%        $   21,783
     0.00          $10.45          3.69%         1.77%      1.70%       6.36%       263%        $    2,595
     0.00          $10.22          3.87%         1.81%      1.70%       4.89%       159%        $    1,335
    (0.06)         $10.15          3.39%         1.80%      1.70%      (1.48)%      207%        $    1,370

    (0.09)         $10.89          2.90%         0.81%      0.70%       6.78%       194%        $  243,760
    (0.03)         $10.70          3.86%         0.81%      0.70%       7.28%       368%        $  266,579
     0.00          $10.45          4.72%         0.85%      0.70%       7.42%       263%        $  123,993
     0.00          $10.22          4.87%         0.88%      0.70%       5.94%       159%        $  117,347
    (0.06)         $10.15          4.50%         0.88%      0.70%      (0.49)%      207%        $  102,434

    (0.09)         $10.88          3.06%         0.54%      0.48%       6.92%       194%        $  463,726
    (0.03)         $10.70          4.14%         0.56%      0.48%       7.62%       368%        $  313,486
     0.00          $10.44          4.96%         0.59%      0.48%       7.66%       263%        $  326,015
     0.00          $10.21          5.08%         0.61%      0.48%       6.17%       159%        $  236,424
    (0.06)         $10.14          4.60%         0.60%      0.48%      (0.37)%      207%        $   85,056

    (0.09)         $10.90          2.66%         0.94%      0.94%       6.53%       194%        $1,024,088
    (0.03)         $10.71          3.65%         0.94%      0.94%       7.02%       368%        $1,134,770
     0.00          $10.46          4.48%         1.16%      0.95%       7.26%       263%        $  869,009
     0.00          $10.22          4.59%         1.23%      0.97%       5.55%       159%        $  733,191
    (0.06)         $10.16          4.06%         1.22%      1.02%      (0.71)%      207%        $  836,567

                     86 Wells Fargo Advantage Income Funds


                                                            Financial Highlights

                                       Beginning                 Net Realized    Distributions
                                       Net Asset       Net      and Unrealized      from Net
                                       Value Per   Investment     Gain (Loss)      Investment
                                         Share       Income     on Investments       Income
                                       ---------   ----------   --------------   -------------
HIGH INCOME FUND
Class A
June 1, 2009 to May 31, 2010 .......     $6.35        0.53           0.54            (0.52)
June 1, 2008 to May 31, 2009(3) ....     $7.25        0.50          (0.90)           (0.50)
June 1, 2007 to May 31, 2008 .......     $7.89        0.53          (0.64)           (0.53)
June 1, 2006 to May 31, 2007 .......     $7.63        0.55           0.26            (0.55)
June 1, 2005 to May 31, 2006 .......     $7.63        0.53           0.02            (0.55)
Class B
June 1, 2009 to May 31, 2010 .......     $6.35        0.48           0.54            (0.47)
July 18, 2008(5) to May 31, 2009 ...     $6.99        0.39          (0.64)           (0.39)
Class C
June 1, 2009 to May 31, 2010 .......     $6.35        0.48           0.54            (0.47)
July 18, 2008(5) to May 31, 2009 ...     $6.99        0.39          (0.64)           (0.39)
Institutional Class
June 1, 2009 to May 31, 2010 .......     $6.40        0.57           0.54            (0.55)
June 1, 2008 to May 31, 2009 .......     $7.31        0.53          (0.91)           (0.53)
June 1, 2007 to May 31, 2008 .......     $7.96        0.56          (0.65)           (0.56)
June 1, 2006 to May 31, 2007 .......     $7.70        0.59           0.26            (0.59)
June 1, 2005 to May 31, 2006 .......     $7.69        0.45           0.13            (0.58)
Investor Class
June 1, 2009 to May 31, 2010 .......     $6.37        0.53           0.55            (0.52)
June 1, 2008 to May 31, 2009 .......     $7.28        0.50          (0.91)           (0.50)
June 1, 2007 to May 31, 2008 .......     $7.92        0.53          (0.64)           (0.53)
June 1, 2006 to May 31, 2007 .......     $7.66        0.55           0.26            (0.55)
June 1, 2005 to May 31, 2006 .......     $7.66        0.41           0.14            (0.55)
SHORT-TERM BOND FUND
Class A
June 1, 2009 to May 31, 2010 .......     $8.23        0.23           0.46            (0.26)
June 1, 2008 to May 31, 2009(3) ....     $8.38        0.32          (0.15)           (0.32)
June 1, 2007 to May 31, 2008 .......     $8.49        0.40          (0.11)           (0.40)
June 1, 2006 to May 31, 2007 .......     $8.47        0.40           0.03            (0.41)
June 1, 2005 to May 31, 2006 .......     $8.62        0.35          (0.13)           (0.37)
Class C
June 1, 2009 to May 31, 2010 .......     $8.22        0.16           0.46            (0.19)
June 1, 2008 to May 31, 2009 .......     $8.37        0.26          (0.15)           (0.26)
March 31, 2008(5) to May 31, 2008 ..     $8.45        0.05          (0.08)           (0.05)
Institutional Class
June 1, 2009 to May 31, 2010 .......     $8.24        0.25           0.45            (0.28)
June 1, 2008 to May 31, 2009 .......     $8.39        0.35          (0.15)           (0.35)
June 1, 2007 to May 31, 2008 .......     $8.49        0.43          (0.10)           (0.43)
June 1, 2006 to May 31, 2007 .......     $8.48        0.44           0.01            (0.44)
June 1, 2005 to May 31, 2006 .......     $8.63        0.39          (0.14)           (0.40)
Investor Class
June 1, 2009 to May 31, 2010 .......     $8.23        0.23           0.45            (0.25)
June 1, 2008 to May 31, 2009 .......     $8.38        0.32          (0.15)           (0.32)
June 1, 2007 to May 31, 2008 .......     $8.48        0.40          (0.10)           (0.40)
June 1, 2006 to May 31, 2007 .......     $8.47        0.40           0.02            (0.41)
June 1, 2005 to May 31, 2006 .......     $8.62        0.35          (0.13)           (0.37)

The accompanying notes are an integral part of these financial statements.

                     Wells Fargo Advantage Income Funds 87


Financial Highlights

                      Ratio to Average
  Ending          Net Assets (Annualized)
Net Asset   ------------------------------------               Portfolio    Net Assets at
Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
  Share         Income       Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
---------   --------------   --------   --------   ---------   ---------   ---------------


  $6.90          7.86%         1.03%      0.90%     17.20%        77%          $ 99,515
  $6.35          8.13%         1.05%      0.89%     (5.07)%       52%          $105,678
  $7.25          7.04%         1.19%      0.86%     (1.40)%       53%          $ 10,471
  $7.89          7.07%         1.16%      0.86%     10.96%        82%          $115,254
  $7.63          6.39%         1.17%      0.87%      7.34%        98%          $113,433

  $6.90          7.17%         1.78%      1.65%     16.33%        77%          $  4,564
  $6.35          7.35%         1.79%      1.65%     (3.11)%       52%          $  7,908

  $6.90          7.04%         1.78%      1.65%     16.33%        77%          $ 18,573
  $6.35          7.29%         1.79%      1.65%     (3.12)%       52%          $ 13,460

  $6.96          8.18%         0.68%      0.50%     17.76%        77%          $189,936
  $6.40          8.42%         0.70%      0.50%     (4.75)%       52%          $119,004
  $7.31          8.15%         0.80%      0.48%     (1.06)%       53%          $ 90,200
  $7.96          7.53%         0.75%      0.43%     11.39%        82%          $    242
  $7.70          5.83%         0.77%      0.43%      7.96%        98%          $  3,208

  $6.93          7.76%         1.07%      0.95%     17.28%        77%          $286,836
  $6.37          7.95%         1.10%      0.92%     (5.20)%       52%          $231,308
  $7.28          7.08%         1.33%      0.86%     (1.35)%       53%          $179,909
  $7.92          7.07%         1.33%      0.86%     10.95%        82%          $230,287
  $7.66          5.41%         1.34%      0.86%      7.36%        98%          $208,482


  $8.66          2.64%         0.93%      0.80%      8.43%        45%          $ 41,369
  $8.23          3.86%         0.95%      0.80%      2.14%        50%          $ 16,456
  $8.38          4.69%         1.09%      0.81%      3.50%        47%          $ 11,904
  $8.49          4.77%         1.10%      0.85%      5.18%        38%          $  6,938
  $8.47          4.14%         1.09%      0.85%      2.60%        28%          $  6,035

  $8.65          1.70%         1.68%      1.55%      7.61%        45%          $ 11,050
  $8.22          2.72%         1.67%      1.53%      1.35%        50%          $  1,199
  $8.37          3.56%         1.85%      1.58%     (0.37)%       47%          $     10

  $8.66          2.84%         0.58%      0.48%      8.65%        45%          $285,559
  $8.24          4.22%         0.59%      0.48%      2.47%        50%          $ 77,900
  $8.39          5.08%         0.64%      0.48%      3.97%        47%          $ 87,101
  $8.49          5.14%         0.65%      0.48%      5.45%        38%          $ 80,153
  $8.48          4.54%         0.64%      0.48%      2.98%        28%          $ 66,350

  $8.66          2.73%         0.99%      0.85%      8.38%        45%          $267,625
  $8.23          3.87%         0.99%      0.85%      2.09%        50%          $250,572
  $8.38          4.70%         1.23%      0.87%      3.57%        47%          $268,790
  $8.48          4.71%         1.27%      0.90%      5.01%        38%          $299,346
  $8.47          4.10%         1.26%      0.90%      2.55%        28%          $396,633

                     88 Wells Fargo Advantage Income Funds


                                                            Financial Highlights

                                       Beginning                 Net Realized    Distributions
                                       Net Asset       Net      and Unrealized      from Net
                                       Value Per   Investment     Gain (Loss)      Investment
                                         Share       Income     on Investments       Income
                                       ---------   ----------   --------------   -------------
SHORT-TERM HIGH YIELD BOND FUND
Class A
June 1, 2009 to May 31, 2010 .......     $7.82        0.45           0.26            (0.44)
June 1, 2008 to May 31, 2009(3) ....     $8.31        0.40          (0.49)           (0.40)
June 1, 2007 to May 31, 2008 .......     $8.54        0.47          (0.23)           (0.47)
June 1, 2006 to May 31, 2007 .......     $8.49        0.49           0.05            (0.49)
June 1, 2005 to May 31, 2006 .......     $8.51        0.43          (0.02)           (0.43)
Class C
June 1, 2009 to May 31, 2010 .......     $7.82        0.38           0.26            (0.37)
June 1, 2008 to May 31, 2009 .......     $8.31        0.34          (0.49)           (0.34)
March 31, 2008(5) to May 31, 2008 ..     $8.22        0.06           0.09            (0.06)
Investor Class
June 1, 2009 to May 31, 2010 .......     $7.82        0.44           0.26            (0.43)
June 1, 2008 to May 31, 2009 .......     $8.31        0.40          (0.49)           (0.40)
June 1, 2007 to May 31, 2008 .......     $8.54        0.47          (0.23)           (0.47)
June 1, 2006 to May 31, 2007 .......     $8.49        0.49           0.05            (0.49)
June 1, 2005 to May 31, 2006 .......     $8.52        0.44          (0.03)           (0.44)
ULTRA SHORT-TERM INCOME FUND
Class A
June 1, 2009 to May 31, 2010 .......     $8.03        0.17           0.48            (0.20)
June 1, 2008 to May 31, 2009(3) ....     $8.71        0.31          (0.68)           (0.31)
June 1, 2007 to May 31, 2008 .......     $9.09        0.43          (0.37)           (0.44)
June 1, 2006 to May 31, 2007 .......     $9.12        0.47          (0.02)           (0.48)
June 1, 2005 to May 31, 2006 .......     $9.17        0.39          (0.02)           (0.42)
Class C
June 1, 2009 to May 31, 2010 .......     $8.03        0.12           0.47            (0.14)
July 18, 2008(5) to May 31, 2009 ...     $8.57        0.21          (0.54)           (0.21)
Administrator Class
June 1, 2009 to May 31, 2010 .......     $8.00        0.19           0.46            (0.20)
June 1, 2008 to May 31, 2009 .......     $8.68        0.32          (0.68)           (0.32)
June 1, 2007 to May 31, 2008 .......     $9.06        0.46          (0.38)           (0.46)
June 1, 2006 to May 31, 2007 .......     $9.09        0.49          (0.02)           (0.50)
June 1, 2005 to May 31, 2006 .......     $9.16        0.41          (0.05)           (0.43)
Institutional Class
June 1, 2009 to May 31, 2010 .......     $8.03        0.19           0.49            (0.23)
June 1, 2008 to May 31, 2009 .......     $8.71        0.33          (0.67)           (0.34)
June 1, 2007 to May 31, 2008 .......     $9.09        0.47          (0.37)           (0.48)
June 1, 2006 to May 31, 2007 .......     $9.12        0.51          (0.02)           (0.52)
June 1, 2005 to May 31, 2006 .......     $9.17        0.43          (0.02)           (0.46)
Investor Class
June 1, 2009 to May 31, 2010 .......     $8.03        0.18           0.47            (0.20)
June 1, 2008 to May 31, 2009 .......     $8.71        0.31          (0.68)           (0.31)
June 1, 2007 to May 31, 2008 .......     $9.09        0.43          (0.37)           (0.44)
June 1, 2006 to May 31, 2007 .......     $9.12        0.47          (0.02)           (0.48)
June 1, 2005 to May 31, 2006 .......     $9.17        0.38          (0.02)           (0.41)

The accompanying notes are an integral part of these financial statements.

                     Wells Fargo Advantage Income Funds 89


Financial Highlights

                      Ratio to Average
  Ending           Net Assets (Annualized)
Net Asset   ------------------------------------               Portfolio    Net Assets at
Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
  Share         Income       Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
---------   --------------   --------   --------   ---------   ---------   ---------------


  $8.09          5.50%         1.03%      0.81%      9.17%        40%          $212,688
  $7.82          5.27%         1.08%      0.81%     (0.89)%       46%          $110,451
  $8.31          5.70%         1.20%      0.86%      2.98%        59%          $ 15,781
  $8.54          5.70%         1.22%      0.86%      6.48%        50%          $ 22,076
  $8.49          5.05%         1.20%      0.95%      4.94%        60%          $ 30,637

  $8.09          4.69%         1.78%      1.56%      8.35%        40%          $ 32,985
  $7.82          4.50%         1.76%      1.56%     (1.70)%       46%          $ 11,096
  $8.31          4.37%         1.97%      1.56%      2.48%        59%          $     18

  $8.09          5.49%         1.07%      0.86%      9.12%        40%          $165,759
  $7.82          5.20%         1.13%      0.84%     (0.91)%       46%          $128,789
  $8.31          5.69%         1.34%      0.86%      2.98%        59%          $ 70,420
  $8.54          5.70%         1.39%      0.86%      6.48%        50%          $ 96,071
  $8.49          5.15%         1.37%      0.86%      4.90%        60%          $100,379


  $8.48          1.98%         0.91%      0.70%      8.22%        45%          $154,016
  $8.03          3.70%         0.93%      0.70%     (4.27)%       32%          $ 44,163
  $8.71          4.89%         1.08%      0.73%      0.68%        48%          $ 42,615
  $9.09          5.13%         1.06%      0.80%      5.06%        28%          $ 44,858
  $9.12          4.23%         1.06%      0.80%      4.06%        26%          $ 50,913

  $8.48          1.30%         1.67%      1.45%      7.41%        45%          $ 16,519
  $8.03          2.77%         1.64%      1.45%     (3.85)%       32%          $  4,775

  $8.45          2.32%         0.81%      0.55%      8.41%        45%          $ 82,835
  $8.00          3.77%         0.81%      0.55%     (4.15)%       32%          $ 59,184
  $8.68          5.03%         0.90%      0.57%      0.84%        48%          $ 28,254
  $9.06          5.36%         0.88%      0.60%      5.27%        28%          $ 17,003
  $9.09          4.51%         0.88%      0.60%      4.03%        26%          $  6,114

  $8.48          2.26%         0.57%      0.35%      8.48%        45%          $197,087
  $8.03          4.09%         0.59%      0.35%     (3.93)%       32%          $ 27,680
  $8.71          5.24%         0.63%      0.35%      1.07%        48%          $ 61,898
  $9.09          5.57%         0.61%      0.35%      5.54%        28%          $ 42,757
  $9.12          4.65%         0.61%      0.35%      4.53%        26%          $ 48,259

  $8.48          2.16%         0.98%      0.75%      8.18%        45%          $453,772
  $8.03          3.69%         0.99%      0.75%     (4.32)%       32%          $423,039
  $8.71          4.86%         1.21%      0.78%      0.64%        48%          $594,246
  $9.09          5.10%         1.23%      0.84%      5.02%        28%          $718,019
  $9.12          4.17%         1.23%      0.84%      4.02%        26%          $810,961

                     90 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). These financial statements report on the following funds: Wells Fargo Advantage Government Securities Fund ("Government Securities Fund"), Wells Fargo Advantage High Income Fund ("High Income Fund"), Wells Fargo Advantage Short-Term Bond Fund ("Short-Term Bond Fund"), Wells Fargo Advantage Short-Term High Yield Bond Fund ("Short-Term High Yield Bond Fund") and Wells Fargo Advantage Ultra Short-Term Income Fund ("Ultra Short-Term Income Fund") (each, a "Fund", collectively, the "Funds"). Each Fund is a diversified series of the Trust, a Delaware statutory trust organized on March 10, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

SECURITIES VALUATION

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. This service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

The Funds may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Fund continues to receive

                     Wells Fargo Advantage Income Funds  91


                                                   Notes to Financial Statements

interest or dividends on the securities loaned. A Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, a Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Funds lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the "Cash Collateral Fund"). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC ("Funds Management") and is sub-advised by Wells Capital Management Incorporated ("Wells Capital Management"). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-advisor. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for the Funds and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the year ended May 31, 2010, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statements of Assets and Liabilities.

WHEN-ISSUED TRANSACTIONS

Each Fund may purchase securities on a forward commitment or 'when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

TERM LOANS

The Funds may invest in term loans. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower. There could be potential loss to the Fund in the event of default by the borrower.

FUTURES CONTRACTS

Certain Funds may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Funds may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

                     92 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

TBA SALE COMMITMENTS

A Fund may enter into To Be Announced ("TBA") sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Securities valuation". The contract is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

INFLATION-INDEXED BONDS AND TIPS

Certain Funds may invest in inflation-indexed bonds, including Treasury Inflation-Protected Securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Funds may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association
(GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Funds account for the dollar roll transactions as purchases and sales.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles ("SIVs"). SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

                     Wells Fargo Advantage Income Funds  93


Notes to Financial Statements

As of May 31, 2010, the following Funds owned certain of these types of structured securities in the amounts shown in the table. These securities were originally purchased by the Funds' former securities lending agent on behalf of the Funds through a joint account with cash collateral received by the Funds pursuant to loans of the Funds' securities. Although considered high-quality, short-term money market instruments when originally purchased by the securities lending agent through the joint account, the SIVs have been restructured following default and are valued at fair value as shown in the Portfolio of Investments.

                                  RESTRUCTURED SIVS
                                      ($ VALUE)       % OF NET ASSETS
                                  -----------------   ---------------
GOVERNMENT SECURITIES FUND           $13,619,173            0.70
HIGH INCOME FUND                     $ 1,517,394            0.25
SHORT-TERM BOND FUND                 $   957,480            0.16
SHORT-TERM HIGH YIELD BOND FUND      $   203,351            0.05
ULTRA SHORT-TERM INCOME FUND         $   142,667            0.02

In a securities lending transaction, the net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Thus, the current net asset value of each Fund reflects the current valuations assigned to the restructured SIVs that were purchased on its behalf through the investment of cash collateral. Fluctuations in the values of restructured SIVs generate unrealized gains or losses for a Fund, which are reflected in the Fund's Statement of Assets and Liabilities.

The amount of securities lending activity undertaken by a Fund fluctuates from time to time. After the occurrence of a default or impairment of a SIV purchased in a joint account by the securities lending agent, as the various participating Funds' lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired SIVs fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various Funds' ratable exposure to the defaulted or impaired SIVs, the adviser to the Funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired SIVs among all funds participating in securities lending ("side pocketing") based on each Fund's percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each Fund's ownership of defaulted or impaired SIVs in the joint account based on each such Fund's percentage ownership of the joint account as of such date.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and distributed to shareholders monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At May 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

                     94 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

                                                      ACCUMULATED NET
                                  UNDISTRIBUTED NET    REALIZED LOSS
                                  INVESTMENT INCOME    ON INVESTMENTS   PAID-IN CAPITAL
                                  -----------------   ---------------   ---------------
GOVERNMENT SECURITIES FUND           $23,208,766       $(24,218,390)     $    1,009,624
HIGH INCOME FUND                      (1,266,919)       273,065,109       (271,798,190)
SHORT-TERM BOND FUND                   1,255,717        104,611,005       (105,866,722)
SHORT-TERM HIGH YIELD BOND FUND         (466,466)        63,488,129        (63,021,663)
ULTRA SHORT-TERM INCOME FUND           1,828,343        171,274,324       (173,102,667)

FEDERAL AND OTHER TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund's income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

At May 31, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

                                                                             EXPIRATION
                                 -------------------------------------------------------------------------------------------------
                                    2011        2012        2013        2014         2015        2016         2017         2018
                                 ----------  ----------  ----------  ----------  -----------  ----------  -----------  -----------
GOVERNMENT SECURITIES FUND       $        0  $  599,009  $8,423,067  $5,950,495  $ 3,154,334  $3,078,336  $         0  $ 3,801,780
HIGH INCOME FUND                 28,016,734           0     869,486     266,573    7,773,739   3,607,384   16,489,348            0
SHORT-TERM BOND FUND              2,055,948     263,758     417,163     764,108    1,524,727           0            0            0
SHORT-TERM HIGH YIELD BOND FUND           0           0           0           0       78,433   1,091,400    1,158,359            0
ULTRA SHORT-TERM INCOME FUND     21,833,596  11,899,310      73,332      83,461   25,866,042   2,154,408    8,848,032   13,562,092

At May 31, 2010, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year were:

                                  DEFERRED POST-OCTOBER
                                       CAPITAL LOSS
                                  ---------------------
GOVERNMENT SECURITIES FUND              $2,585,986
SHORT-TERM BOND FUND                       530,709
SHORT-TERM HIGH YIELD BOND FUND            927,454
ULTRA SHORT-TERM INCOME FUND             3,212,136

CLASS ALLOCATIONS

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

                     Wells Fargo Advantage Income Funds 95


Notes to Financial Statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund's investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund's investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of May 31, 2010, the inputs used in valuing the Fund's assets, which are carried at fair value, were as follows:

                                                          SIGNIFICANT
                                                            OTHER         SIGNIFICANT
                                           QUOTED         OBSERVABLE      UNOBSERVABLE
                                           PRICES           INPUTS          INPUTS
INVESTMENTS IN SECURITIES                 (LEVEL 1)       (LEVEL 2)        (LEVEL 3)        TOTAL
--------------------------------------   ------------   ---------------   ------------   --------------
GOVERNMENT SECURITIES FUND
   Agency securities                     $          0   $ 1,014,602,269   $    913,218   $1,015,515,487
   Asset backed securities                          0        24,393,446              0       24,393,446
   Collateralized mortgage obligations              0       342,113,678              0      342,113,678
   Corporate bonds and notes                        0        10,229,110     13,619,173       23,848,283
   Foreign corporate bonds                          0        30,951,894              0       30,951,894
   Foreign government bonds                         0        12,095,182              0       12,095,182
   Investment companies                   359,370,742       186,810,625              0      546,181,367
   Municipal bonds and notes                        0         9,108,488              0        9,108,488
   U.S. Treasury obligations              551,708,969           749,934              0      552,458,903
                                         ------------   ---------------   ------------   --------------
                                         $911,079,711   $ 1,631,054,626   $ 14,532,391   $2,556,666,728
                                         ------------   ---------------   ------------   --------------
HIGH INCOME FUND
   Corporate bonds and notes             $          0   $   520,404,251   $  1,527,688   $  521,931,939
   Foreign corporate bonds                          0        39,357,510              0       39,357,510
   Investment companies                    22,691,958         9,782,750              0       32,474,708
   Municipal bonds and notes                        0                 0      3,622,500        3,622,500
   Term loans                                       0         7,153,385              0        7,153,385
                                         ------------   ---------------   ------------   --------------
                                         $ 22,691,958   $   576,697,896   $  5,150,188   $  604,540,042
                                         ------------   ---------------   ------------   --------------

                     96 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

                                                        SIGNIFICANT
                                                           OTHER       SIGNIFICANT
                                            QUOTED       OBSERVABLE    UNOBSERVABLE
                                            PRICES         INPUTS        INPUTS
INVESTMENTS IN SECURITIES                 (LEVEL 1)      (LEVEL 2)      (LEVEL 3)        TOTAL
--------------------------------------   ------------   ------------   -----------   -------------
SHORT-TERM BOND FUND
   Agency securities                     $          0   $ 30,045,007   $     4,419   $  30,049,426
   Asset backed securities                          0     45,889,007     2,893,180      48,782,187
   Collateralized mortgage obligations              0     50,740,095       125,708      50,865,803
   Corporate bonds and notes                        0    274,500,443     2,937,554     277,437,997
   Foreign corporate bonds                          0     32,540,296             0      32,540,296
   Investment companies                    73,149,505      1,080,000             0      74,229,505
   Municipal bonds and notes                        0     49,954,329             0      49,954,329
   Term loans                                       0      4,781,151             0       4,781,151
   Yankee Obligations - Corporate                   0     16,040,223             0      16,040,223
   U.S. Treasury obligations               21,483,331        199,983             0      21,683,314
                                         ------------   ------------   -----------   -------------
                                         $ 94,632,836   $505,770,534   $ 5,960,861   $ 606,364,231
                                         ------------   ------------   -----------   -------------
SHORT-TERM HIGH YIELD BOND FUND
   Collateralized mortgage obligations   $          0   $    190,110   $         0         190,110
   Corporate bonds and notes                        0    247,986,284     2,501,943     250,488,227
   Foreign corporate bonds                          0     19,627,792             0      19,627,792
   Investment companies                    38,518,771      3,016,675             0      41,535,446
   Municipal bonds and notes                        0      3,650,228             0       3,650,228
   Term loans                                       0    107,152,289             0     107,152,289
   Yankee Obligations - Corporate                   0      3,613,750             0       3,613,750
                                         ------------   ------------   -----------   -------------
                                         $ 38,518,771   $385,237,128   $ 2,501,943   $ 426,257,842
                                         ------------   ------------   -----------   -------------
ULTRA SHORT-TERM INCOME FUND
   Agency securities                     $          0   $ 19,896,461   $         0   $  19,896,461
   Asset backed securities                          0    100,036,945     7,453,164     107,490,109
   Collateralized mortgage obligations              0    127,681,867             0     127,681,867
   Corporate bonds and notes                        0    435,519,317     3,426,369     438,945,686
   Foreign corporate bonds                          0     63,948,378             0      63,948,378
   Investment companies                    47,578,623        228,000             0      47,806,623
   Municipal bonds and notes                        0     48,153,984             0      48,153,984
   Term loans                                       0     11,601,982             0      11,601,982
   Yankee Obligations - Corporate                   0     32,703,174             0      32,703,174
   U.S. Treasury obligations                        0        899,924             0         899,924
                                         ------------   ------------   ------------  -------------
                                         $ 47,578,623   $840,670,032   $ 10,879,533  $ 899,128,188
                                         ------------   ------------   ------------  -------------

                     Wells Fargo Advantage Income Funds 97


Notes to Financial Statements

As of May 31, 2010, the inputs used in valuing the Fund's other financial instruments, which are carried at fair value, were as follows:

                                           SIGNIFICANT
                                              OTHER       SIGNIFICANT
                                QUOTED      OBSERVABLE    UNOBSERVABLE
                                PRICES        INPUTS        INPUTS
INVESTMENTS IN SECURITIES      (LEVEL 1)    (LEVEL 2)      (LEVEL 3)       TOTAL
----------------------------   ---------   ------------   ------------   ---------
GOVERNMENT SECURITIES FUND
    Futures contracts          $(167,352)       $0             $0        $(167,352)
SHORT-TERM BOND FUND
    Futures contracts              8,166         0              0            8,166
ULTRA SHORT-TERM INCOME FUND
    Futures contracts           (111,883)        0              0         (111,883)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

GOVERNMENT SECURITIES FUND

                                                                                CORPORATE
                                                                     AGENCY       BONDS
                                                                   SECURITIES   AND NOTES
                                                                   ----------   -----------
BALANCE AS OF MAY 31, 2009                                         $1,469,903   $11,349,914
   Realized gain (loss)                                                     0    (9,130,610)
   Change in unrealized appreciation (depreciation)                   (44,792)    4,011,185
   Net purchases (sales)                                             (511,893)    7,388,684
   Net transfer in (out) of Level 3                                         0             0
BALANCE AS OF MAY 31, 2010                                         $  913,218   $13,619,173
                                                                   ----------   -----------
Change in unrealized appreciation (depreciation) relating to
   securities held at the end of reporting period.                 $  (44,254)  $ 2,755,718
                                                                   ----------   -----------

HIGH INCOME FUND

                                                                    CORPORATE    MUNICIPAL
                                                                      BONDS        BONDS
                                                                    AND NOTES    AND NOTES
                                                                   ----------   ----------
BALANCE AS OF MAY 31, 2009                                         $5,403,754   $        0
   Realized gain (loss)                                              (888,395)           0
   Change in unrealized appreciation (depreciation)                   472,376            0
   Net purchases (sales)                                           (1,573,916)   3,622,500
   Net transfer in (out) of Level 3                                (1,886,131)           0
BALANCE AS OF MAY 31, 2010                                         $1,527,688   $3,622,500
                                                                   -----------  ----------
Change in unrealized appreciation (depreciation) relating to
   securities held at the end of reporting period.                 $  295,385   $  809,532
                                                                   -----------  ----------

SHORT-TERM BOND FUND

                                                                                             CORPORATE   COLLATERALIZED
                                                               ASSET BACKED     AGENCY       BONDS AND     MORTGAGE
                                                                SECURITIES    SECURITIES      NOTES       OBLIGATIONS
                                                               ------------   -----------   ----------   --------------
BALANCE AS OF MAY 31, 2009                                     $  6,196,213   $         0   $  797,942     $ 2,457,552
   Realized gain (loss)                                                   0             0     (641,916)              0
   Change in unrealized appreciation (depreciation)                 137,861    (1,402,561)     282,001               0
   Net purchases (sales)                                         (3,440,000)    1,406,980      519,453        (105,090)
   Net transfer in (out) of Level 3                                    (894)            0    1,980,074      (2,226,754)
BALANCE AS OF MAY 31, 2010                                     $  2,893,180   $     4,419   $2,937,554     $   125,708
                                                               ------------   -----------   ----------     -----------
Change in unrealized appreciation (depreciation) relating
   to securities held at the end of reporting period.          $    137,861   $(1,402,561)  $  193,738     $      (688)
                                                               ------------   -----------   ----------     -----------

                     98 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

SHORT-TERM HIGH YIELD BOND FUND

                                                                  CORPORATE
                                                                    BONDS
                                                                  AND NOTES
                                                                  ----------
BALANCE AS OF MAY 31, 2009                                        $  182,227
   Realized gain (loss)                                             (119,057)
   Change in unrealized appreciation (depreciation)                   65,958
   Net purchases (sales)                                              74,223
   Net transfer in (out) of Level 3                                2,298,592
BALANCE AS OF MAY 31, 2010                                        $2,501,943
                                                                  ----------
Change in unrealized appreciation (depreciation) relating to
   securities held at the end of reporting period.                $   42,240
                                                                  ----------

ULTRA SHORT-TERM INCOME FUND

                                                                                 CORPORATE   COLLATERALIZED
                                                                  ASSET BACKED   BONDS AND       MORTGAGE
                                                                   SECURITIES      NOTES       OBLIGATIONS
                                                                  ------------  ----------   --------------
BALANCE AS OF MAY 31, 2009                                        $ 12,287,669   $  118,896    $ 7,566,162
   Realized gain (loss)                                                      0      (95,648)             0
   Change in unrealized appreciation (depreciation)                    325,495       42,018              0
   Net purchases (sales)                                            (5,160,000)      77,401       (371,948)
   Net transfer in (out) of Level 3                                          0    3,283,702     (7,194,214)
BALANCE AS OF MAY 31, 2010                                        $  7,453,164  $ 3,426,369    $         0
                                                                  ------------  -----------    -----------
Change in unrealized appreciation (depreciation) relating to
   securities held at the end of reporting period.                $    325,495   $   28,868    $         0
                                                                  ------------  -----------    -----------


4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Funds Management. The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

For Government Securities Fund, Short-Term Bond Fund and Ultra Short-Term Income Fund, Funds Management is paid an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of each Fund increases. For High Income Fund and Short-Term High Yield Bond Fund, Funds Management is paid an annual advisory fee starting at 0.50% and declining to 0.40% as the average daily net assets of each Fund increases. For the year ended May 31, 2010, the advisory fee was equivalent to an annual rate for each Fund as follows:

                                    ADVISORY
                                      FEES
                                  (%OF AVERAGE
                                    DAILY NET
                                     ASSETS)
                                  ------------
GOVERNMENT SECURITIES FUND            0.37
HIGH INCOME FUND                      0.50
SHORT-TERM BOND FUND                  0.40
SHORT-TERM HIGH YIELD BOND FUND       0.50
ULTRA SHORT-TERM INCOME FUND          0.39

Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser.

Wells Capital Management, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser to the Funds.

                      Wells Fargo Advantage Income Funds 99


Notes to Financial Statements

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund the following annual fees:

                                                  Administration Fees
                                 Average Daily    (% of Average Daily
                                  Net Assets          Net Assets)
                               ----------------   -------------------
Fund level                     First $5 billion           0.05
                                Next $5 billion           0.04
                               Over $10 billion           0.03
Class A, Class B and Class C   All asset levels           0.18
Administrator Class            All asset levels           0.10
Institutional Class            All asset levels           0.08
Investor Class                 All asset levels           0.23

Funds Management has contractually waived and/or reimbursed advisory and administration fees during the year ended May 31, 2010 to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

CUSTODY AND FUND ACCOUNTING FEES

State Street Bank and Trust Company ("State Street") provides custody and fund accounting services to the Funds. For providing custody services, State Street is entitled to an annual asset-based fee for domestic and global custody services for the Funds. For providing fund accounting services to the Funds, State Street is entitled to receive annual asset-based fees and is reimbursed for out-of-pocket expenses incurred for providing these services.

Prior to September 21, 2009, Wells Fargo Bank, N.A. provided custody services to the Funds and received a monthly fee at an annual rate of 0.02% of the average daily net assets of each Fund. PNC Global Investment Servicing ("PNC") served as fund accountant for the Funds prior to September 21, 2009 and received an annual asset-based fee and an annual fixed fee from each Fund. PNC was also reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of each class.

For the year ended May 31, 2010, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

                                  Front-end sales   Contingent deferred
                                      charges          sales charges
                                      Class A            Class C
                                  ---------------   -------------------
GOVERNMENT SECURITIES FUND           $  517,661            $3,683
HIGH INCOME FUND                        559,235             7,492
SHORT-TERM BOND FUND                    313,073                 0
SHORT-TERM HIGH YIELD BOND FUND       1,295,605                 0
ULTRA SHORT-TERM INCOME FUND            402,289             7,071

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

                     100 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended May 31, 2010, were as follows:

                                   Purchases at
                                       Cost        Sales Proceeds
                                  --------------   --------------
GOVERNMENT SECURITIES FUND        $4,115,439,906   $3,920,325,706
HIGH INCOME FUND                     542,275,258      432,856,949
SHORT-TERM BOND FUND                 408,857,955      175,808,660
SHORT TERM HIGH YIELD BOND FUND      419,561,009      127,639,435
ULTRA SHORT-TERM INCOME FUND         679,835,982      298,933,323

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2010, the Funds entered into futures contracts for hedging purposes.

At May 31, 2010, the Fund had long/short futures contracts outstanding as follows:

                                                                                                                       Net
                                                                                        Initial                     Unrealized
                                Expiration                                             Contract       Value at     Appreciation/
                                   Date       Contracts                Type              Amount     May 31, 2010  (Depreciation)
                              --------------  ---------  --------------------------  ------------  -------------  --------------
GOVERNMENT SECURITIES FUND    September 2010  246 Long   Ten-Year US Treasury Notes  $ 29,665,749  $  29,489,250     $(176,499)
                              September 2010  120 Long   Two-Year US Treasury Notes    26,167,728     26,176,875         9,147
SHORT-TERM BOND FUND          September 2010   44 Long   Two-Year US Treasury Notes     9,590,021      9,598,187         8,166
ULTRA SHORT-TERM INCOME FUND  September 2010  785 Short  Two-Year US Treasury Notes  (171,128,508)  (171,240,391)     (111,883)

The Government Securities Fund, Short-Term Bond Fund, and Ultra Short-Term Income Fund had average contract amounts of $98,957,527, $25,661,903, and $135,476,010, respectively in futures contracts during the year ended May 31, 2010. As of May 31, 2010, the High Income Fund did not have any open futures contracts but had an average contract amount of $8,176,939 in futures contracts during the year ended May 31, 2010.

On May 31, 2010, the cumulative appreciation (depreciation) on futures contracts in the amounts of $(167,352), $8,166 and $(111,883) are reflected in net unrealized appreciation (depreciation) on investments on the Statement of Assets and Liabilities for the Government Securities Fund, Short-Term Bond Fund and Ultra Short-Term Income Fund, respectively. The receivable or payable for daily variation margin on open futures contracts only represents the current day's variation margin. The realized gain/loss and change in unrealized appreciation (depreciation) on futures contracts are reflected in the Statements of Operations.

7. ACQUISITION

As of the open of business on July 21, 2008, each "Acquiring Fund" identified below acquired all of the assets and assumed all of the liabilities of its corresponding "Target Fund" (each, an "Acquisition", and collectively, the "Acquisitions"), as shown in the table below. Each Acquiring Fund was deemed to be the accounting survivor in each Acquisition.

TARGET FUND                                  Acquiring Fund
-----------                           ----------------------------
HIGH YIELD BOND FUND                  High Income Fund
INTERMEDIATE GOVERNMENT INCOME FUND   Government Securities Fund
ULTRA SHORT-DURATION BOND FUND        Ultra Short-Term Income Fund

The Acquisitions were completed pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of the Trust on November 7, 2007 and by the shareholders of each Target Fund on June 30, 2008. The Acquisitions were accomplished through the following steps.

In a tax-free exchange, the High Income Fund issued 5,562,533 of its Class A shares (valued at $52,435,301), 1,182,289 of its Class B shares (valued at $11,143,933), and 852,390 of its Class C shares (valued at $8,039,807), in exchange for all of the assets and liabilities of the High Yield Bond Fund. The aggregate net assets of the High Yield Bond Fund,

                     Wells Fargo Advantage Income Funds 101


Notes to Financial Statements

representing the aggregate net asset value of the Class A shares, Class B shares, and Class C shares of the High Yield Bond Fund, at the close of business on July 18, 2008 were valued at $71,619,041, and included $4,627,216 of net unrealized depreciation, and were combined with those of the High Income Fund.

The High Yield Bond Fund then liquidated by distributing (i) Class A shares of the High Income Fund pro rata to the High Yield Bond Fund shareholders holding Class A shares, (ii) Class B shares of the High Income Fund pro rata to the High Yield Bond Fund shareholders holding Class B shares, and (iii) Class C shares of the High Income Fund pro rata to the High Yield Bond Fund shareholders holding Class C shares. As a result, the High Yield Bond Fund shareholders received shares of their specified class of the High Income Fund with a total value equal to the value of their High Yield Bond Fund shares at the close of business on July 18, 2008.

In a tax-free exchange, the Government Securities Fund issued 10,207,680 of its Class A shares (valued at $107,805,358), 810,709 of its Class B shares (valued at $8,552,101), 646,475 of its Class C shares (valued at $6,800,230), and
18,621,269 of its Administrator Class shares (valued at $196,547,217), in exchange for all of the assets and liabilities of the Intermediate Government Income Fund. The aggregate net assets of the Intermediate Government Income Fund, representing the aggregate net asset value of the Class A shares, Class B shares, Class C and Administrator shares of the Intermediate

Government Income Fund, at the close of business on July 18, 2008 were valued at $319,704,906, and included $1,977,340 of net unrealized depreciation, and were combined with those of the Government Securities Fund.

The Intermediate Government Income Fund then liquidated by distributing (i) Class A shares of the Government Securities Fund pro rata to the Intermediate Government Income Fund shareholders holding Class A shares, (ii) Class B shares of the Government Securities Fund pro rata to the Intermediate Government Income Fund shareholders holding Class B shares, (iii) Class C shares of the Government Securities Fund pro rata to the Intermediate Government Income Fund shareholders holding Class C shares, and (iv) Administrator Class shares of the Government Securities Fund pro rata to the Intermediate Government Income Fund shareholders holding Administrator Class shares. As a result, the Intermediate Government Income Fund shareholders received shares of their specified class of the Government Securities Fund with a total value equal to the value of their Intermediate Government Income Fund shares at the close of business on July 18, 2008.

In a tax-free exchange, the Ultra Short-Term Income Fund issued 1,445,396 of its Class A shares (valued at $12,854,136), 250,315 of its Class C shares (valued at $2,226,701), and 530,940 of its Investor Class shares (valued at $4,707,096), in exchange for all of the assets and liabilities of the Ultra-Short Duration Bond Fund. The aggregate net assets of the Ultra-Short Duration Bond Fund, representing the aggregate net asset value of the Class A shares, Class B shares, Class C shares and Class Z shares of the Ultra-Short Duration Bond Fund, at the close of business on July 18, 2008 were valued at $19,787,933 and included $1,498,862 of net unrealized depreciation, and were combined with those of the Ultra Short-Term Income Fund.

The Ultra-Short Duration Bond Fund then liquidated by distributing (i) Class A shares of the Ultra Short-Term Income Fund pro rata to the Ultra-Short Duration Bond Fund shareholders holding Class A and Class B shares, (ii) Class C shares of the Ultra Short-Term Income Fund pro rata to the Ultra-Short Duration Bond Fund shareholders holding Class C shares, and (iii) Investor Class shares of the Ultra Short-Term Income Fund pro rata to the Ultra-Short Duration Bond Fund shareholders holding Class Z shares. As a result, the Ultra-Short Duration Bond Fund shareholders received shares of their specified class of the Ultra Short-Term Income Fund with a total value equal to the value of their Ultra-Short Duration Bond Fund shares at the close of business on July 18, 2008.

In connection with the Acquisitions, each Target Fund was dissolved and terminated as a series of the Trust. The aggregate net assets of the High Income Fund, Government Securities Fund, and Ultra Short-Term Income Fund immediately after the Acquisitions totaled $339,684,063, $1,720,741,244, and $731,607,944, respectively.

In addition, effective at the close of business on June 20, 2008, the Advisor Class of the Government Securities Fund, High Income Fund, and the Ultra Short-Term Income Fund was renamed Class A and was modified to assume the features and attributes associated with Class A, including Class A exchange privileges.

                     102 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

8. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Pursuant to the agreement entered into on September 8, 2009, interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.15% of the unused balance, which is allocated pro rata. Prior to September 8, 2009, the Funds participated in a $150,000,000 revolving credit agreement with the Bank of New York Mellon and paid interest at a rate equal to the Federal Funds rate plus 0.60% and an annual commitment fee equal to 0.15% of the unused balance, which was allocated on a pro rata basis.

For the year ended May 31, 2010, there were no borrowings by the Funds under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2010 and May 31, 2009, were as follows:

                                       Ordinary Income
                                  -------------------------
                                      2010           2009
                                  -----------   -----------
GOVERNMENT SECURITIES FUND        $92,080,556   $80,794,476
HIGH INCOME FUND                   45,429,119    26,691,579
SHORT-TERM BOND FUND               13,037,541    13,518,351
SHORT-TERM HIGH YIELD BOND FUND    17,815,251     6,355,647
ULTRA SHORT-TERM INCOME FUND       17,418,894    23,533,351

As of May 31, 2010, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of losses on wash sales.

                                                      Unrealized
                                   Undistributed     Appreciation     Capital Loss
                                  Ordinary Income   (Depreciation)   Carryforward*
                                  ---------------   --------------   -------------
GOVERNMENT SECURITIES FUND          $3,389,540      $ 46,857,478     $(27,593,007)
HIGH INCOME FUND                     1,264,973         3,206,038      (57,023,264)
SHORT-TERM BOND FUND                   541,134        (3,297,108)      (5,556,413)
SHORT-TERM HIGH YIELD BOND FUND        460,852         3,405,443       (3,255,646)
ULTRA SHORT-TERM INCOME FUND           364,676       (35,571,711)     (87,532,409)

* This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

10. INDEMNIFICATION

Under the Trust's organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

11. LEGAL AND REGULATORY MATTERS

In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into settlement agreements with certain regulators, including the SEC and the New York Attorney General ("NYAG") to settlement market-timing investigations. In the settlements, Strong agreed to pay investor restitution and civil penalties. On September 14, 2009, the SEC approved the terms of the Distribution Plan for the disgorgement and civil penalties to the predecessor Strong Fund shareholders, and those eligible investors will receive proceeds as a result of the Distribution

                     Wells Fargo Advantage Income Funds 103


Notes to Financial Statements

Plan. The successor funds are not expected to receive any portion of the proceeds. The settlement with the NYAG imposed fee reductions across the predecessor Strong Fund complex, and Funds Management agreed to honor these fee reductions for the benefit of shareholders across the successor funds to total $35 million by May 2009. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

12. SUBSEQUENT EVENTS

Effective at the close of business on July 9, 2010, Government Securities Fund acquired the net assets of Evergreen U.S. Government Fund. The purpose of the transaction was to combine 2 funds with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen U.S. Government Fund for 27,637,121 shares of Government Securities Fund valued at $303,856,157 at an exchange ratio of 0.88 for each class of shares. Shareholders holding Class A, Class B, Class C and Class I shares of Evergreen U.S. Government Fund received Class A, Class B, Class C and Administrator Class shares, respectively, of Government Securities Fund in the reorganization. The investment portfolio of Evergreen U.S. Government Fund with a fair value of $301,329,078 and identified cost of $292,244,339 at July 9, 2010 were the principal assets acquired by Government Securities Fund. For financial reporting purposes, assets received and shares issued by Government Securities Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen U.S. Government Fund was carried forward to align ongoing reporting of Government Securities Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2009, the beginning of the annual reporting period for Government Securities Fund, Government Securities Fund's pro forma results of operations for the year ended May 31, 2010 would have been:

NET INVESTMENT INCOME                                  $ 67,158,476
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS          78,858,295
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    146,016,771

The aggregate net assets of the Evergreen U.S. Government Fund and Government Securities Fund immediately prior to the acquisition were $303,856,157 and $1,983,840,879, respectively. The unrealized appreciation of the Evergreen U.S. Government Fund was $9,084,739. The aggregate net assets of the Government Securities Fund immediately after the acquisition were $2,287,697,036.

Effective at the close of business on July 9, 2010, High Income Fund acquired the net assets of Wells Fargo Advantage Strategic Income Fund. The purpose of the transaction was to combine 2 funds with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Strategic Income Fund for 4,992,790 shares of High Income Fund valued at $34,545,455 at an exchange ratio of 1.30 for each class of shares. Shareholders holding Class A, Class B and Class C shares of Wells Fargo Advantage Strategic Income Fund received Class A, Class B and Class C shares, respectively, of High Income Fund in the reorganization. The investment portfolio of Wells Fargo Advantage Strategic Income Fund with a fair value of $33,888,673 and identified cost of $33,555,740 at July 9, 2010 were the principal assets acquired by High Income Fund. For financial reporting purposes, assets received and shares issued by High Income Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Strategic Income Fund was carried forward to align ongoing reporting of High Income Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2009, the beginning of the annual reporting period for High Income Fund, High Income Fund's pro forma results of operations for the year ended May 31, 2010 would have been:

NET INVESTMENT INCOME                                  $49,068,739
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS         48,375,233
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    97,443,972

                     104 Wells Fargo Advantage Income Funds


                                                   Notes to Financial Statements

The aggregate net assets of the Wells Fargo Advantage Strategic Income Fund and High Income Fund immediately prior to the acquisition were $34,545,455 and $612,312,011, respectively. The unrealized appreciation of the Wells Fargo Advantage Strategic Income was $332,933. The aggregate net assets of the High Income Fund immediately after the acquisition were $646,857,466.

Effective at the close of business on July 9, 2010, Ultra Short-Term Income Fund acquired the net assets of Wells Fargo Advantage Stable Income Fund. The purpose of the transaction was to combine 2 funds with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Stable Income Fund for 15,360,118 shares of Ultra Short-Term Income Fund valued at $129,990,261 at an exchange ratio of 1.17 for Class A and Administrator Class and 1.16 for Class B and Class C, respectively. Shareholders holding Class A, Class A, Class C and Administrator Class shares of Wells Fargo Advantage Stable Income Fund received Class A, Class A, Class C and Administrator Class shares, respectively, of Ultra Short-Term Income Fund in the reorganization. The investment portfolio of Wells Fargo Advantage Stable Income Fund with a fair value of $128,197,223 and identified cost of $128,480,118 at July 9, 2010 were the principal assets acquired by Ultra Short-Term Income Fund. For financial reporting purposes, assets received and shares issued by Ultra Short-Term Income Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Stable Income Fund was carried forward to align ongoing reporting of Ultra Short-Term Income Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2009, the beginning of the annual reporting period for Ultra Short-Term Income Fund, Ultra Short-Term Income Fund's pro forma results of operations for the year ended May 31, 2010 would have been:

NET INVESTMENT INCOME                                  $18,344,277
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS         50,379,811
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    68,724,088

The aggregate net assets of the Wells Fargo Advantage Stable Income Fund and Ultra Short-Term Income Fund immediately prior to the acquisition were $129,990,261 and $973,860,725, respectively. The unrealized depreciation of the Wells Fargo Advantage Stable Income was $282,895. The aggregate net assets of the Ultra Short-Term Income Fund immediately after the acquisition were $1,103,850,986.

                     Wells Fargo Advantage Income Funds 105


Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Government Securities Fund, Wells Fargo Advantage High Income Fund, Wells Fargo Advantage Short-Term Bond Fund, Wells Fargo Advantage Short-Term High Yield Bond Fund, and Wells Fargo Advantage Ultra Short-Term Income Fund, five of the funds constituting the Wells Fargo Funds Trust (collectively the "Funds"), as of May 31, 2010, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of May 31, 2010, the results of their operations for the year then ended, changes in their net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.


                                        (KPMG LLP)

Boston, Massachusetts
July 29, 2010

                     106 Wells Fargo Advantage Income Funds


                                                   Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

TAX INFORMATION

Pursuant to Section 871(k)(1)(c) of the Code, the Funds designate the following amounts of their income dividends paid during the year ended May 31, 2010, as interest-related dividends:

                                  Interest-Related
                                      Dividends
                                  ----------------
GOVERNMENT SECURITIES FUND          $60,410,773
HIGH INCOME FUND                     41,073,057
SHORT-TERM BOND FUND                 11,089,271
SHORT-TERM HIGH YIELD BOND FUND      14,867,846
ULTRA SHORT-TERM INCOME FUND         15,025,849

Pursuant to Section 871(k)(2)(D) of the Internal Revenue Code, the following Fund listed below designates the following amount of its income dividends paid during the year ended May 31, 2010, as short-term capital gain:

                              Short-Term
                             Capital Gain
                             ------------
GOVERNMENT SECURITIES FUND    $16,108,636

                     Wells Fargo Advantage Income Funds 107


Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite
900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust") and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information(1) of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 132 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"), except that the person occupying the office of Treasurer varies for specified Funds. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INDEPENDENT TRUSTEES

                         Position Held and                                                                                Other
Name and Age           Length of Service(2)                  Principal Occupations During Past Five Years              Directorships
------------        -------------------------  ---------------------------------------------------------------------  --------------
Peter G. Gordon     Trustee, since 1998;       Co-Founder, Chairman, President and CEO of Crystal Geyser.
67                  Chairman, since 2005       Water Company.                                                         None
                    (Lead Trustee since 2001)
Isaiah Harris, Jr.  Advisory Board             Retired. Prior thereto, President and CEO of BellSouth Advertising     CIGNA
57                  Trustee, since 2008        and Publishing Corp from 2005 to 2007, President and CEO of            Corporation;
                                               BellSouth Enterprises from 2004 to 2005 and President of BellSouth     Deluxe
                                               Consumer Services from 2000 to 2003. Currently a member of the Iowa    Corporation
                                               State University Foundation Board of Governors and a member of the
                                               Advisory Board of Iowa State University School of Business.

Judith M. Johnson   Trustee, since 2008        Retired. Prior thereto, Chief Executive Officer and Chief Investment   None
60                                             Officer of Minneapolis Employees Retirement Fund from 1996 to 2008.
                                               Ms. Johnson is a certified public accountant and a certified managerial accountant.

David F. Larcker    Advisory Board             James Irvin Miller Professor of Accounting at the Graduate             None
59                  Trustee, since 2008        School of Business, Stanford University, Director of Corporate
                                               Governance Research Program and Co-Director of The Rock Center
                                               for Corporate Governance since 2006. From 2005 to 2008, Professor of
                                               Accounting at the Graduate School of Business, Stanford University.
                                               Prior thereto, Ernst & Young Professor of Accounting at The Wharton
                                               School, University of Pennsylvania from 1985 to 2005.

                     108 Wells Fargo Advantage Income Funds


                                                   Other Information (Unaudited)

                         Position Held and                                                                                Other
Name and Age           Length of Service(2)                  Principal Occupations During Past Five Years              Directorships
------------        -------------------------  ---------------------------------------------------------------------  --------------
Olivia S. Mitchell  Trustee, since 2006        Professor of Insurance and Risk Management, Wharton School,            None
57                                             University of Pennsylvania. Director of the Boettner Center on
                                               Pensions and Retirement Research. Research associate and board member, Penn Aging Research Center. Research associate, National
                                               Bureau of Economic Research.

Timothy J. Penny    Trustee, since 1996        President and CEO of Southern Minnesota Initiative Foundation, a       None
58                                             non-profit organization, since 2007 and Senior Fellow at the Humphrey
                                               Institute Policy Forum at the University of Minnesota since 1995.
                                               Member of the Board of Trustees of NorthStar Education Finance, Inc.,
                                               a non-profit organization, since 2007.

Donald C. Willeke   Trustee, since 1996        Principal of the law firm of Willeke & Daniels. General Counsel of     None
69                                             the Minneapolis Employees Retirement Fund from 1984 to present.

OFFICERS

                         Position Held and                                                                                Other
Name and Age           Length of Service(2)                  Principal Occupations During Past Five Years              Directorships
------------        -------------------------  ---------------------------------------------------------------------  --------------
Karla M. Rabusch    President, since 2003      Executive Vice President of Wells Fargo Bank, N.A. and President of    None
50                                             Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management,
                                               LLC from 2001 to 2003.

C. David Messman    Secretary, since 2000;     Senior Vice President and Secretary of Wells Fargo Funds Management,   None
49                  Chief Legal Counsel,       LLC since 2001. Vice President and Managing Senior Counsel of
                    since 2003                 Wells Fargo Bank, N.A. since 1996.

Kasey Phillips(3)   Treasurer, since 2009      Senior Vice President of Evergreen Investment Management Company,      None
39                                             LLC since 2006 and currently the Treasurer of the Evergreen Funds since 2005. Vice President and Assistant Vice President of Evergreen
                                               Investment Services, Inc. from 1999 to 2006.

David Berardi(4)    Assistant Treasurer,       Vice President of Evergreen Investment Management Company, LLC since   None
34                  since 2009                 2008. Assistant Vice President of Evergreen Investment Services, Inc.
                                               from 2004 to 2008. Manager of Fund Reporting and Control for
                                               Evergreen Investment Management Company, LLC since 2004.

Jeremy DePalma(4)   Assistant Treasurer,       Senior Vice President of Evergreen Investment Management               None
36                  since 2009                 Company, LLC since 2008. Vice President, Evergreen Investment
                                               Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen
                                               Investment Services, Inc. from 2000 to 2004 and the head of the Fund
                                               Reporting and Control Team within Fund Administration since 2005.

Debra Ann Early     Chief Compliance Officer,  Chief Compliance Officer of Wells Fargo Funds Management, LLC          None
45                  since 2007                 since 2007. Chief Compliance Officer of Parnassus Investments from
                                               2005 to 2007. Chief Financial Officer of Parnassus Investments from
                                               2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP
                                               from 1998 to 2004.

----------
(1.) The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective November 1, 2009.

(4.) Treasurer during the period from June 1, 2009 to October 31, 2009.
     Assistant Treasurer effective November 1, 2009.

                     Wells Fargo Advantage Income Funds 109


Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

GOVERNMENT SECURITIES FUND, HIGH INCOME FUND, SHORT-TERM BOND FUND, SHORT-TERM HIGH YIELD BOND FUND AND ULTRA SHORT-TERM INCOME FUND

(This disclosure does not reflect fund mergers or certain changes made in connection with such fund mergers, e.g. fund name changes, which occurred after May 31, 2010.)

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), all of the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will meet in person to review and consider the continuation of any investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund and Ultra Short-Term Income Fund (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 25-26, 2010 (the "Meeting"), the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management and Wells Capital Management about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2009. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the "Universe") that was determined by Lipper Inc. ("Lipper") to be similar to the Funds, and in comparison to each Fund's benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

                     110 Wells Fargo Advantage Income Funds


                                                   Other Information (Unaudited)

The Board noted that the performance of the Government Securities Fund was higher than the median performance of the Universe for all of the periods under review. The Board also noted that the performance of the Short-Term Bond Fund and the Short-Term High Yield Bond Fund was higher than or not appreciably lower than the median performance of each Fund's Universe. The Board further noted that the performance of the High Income Fund was higher than the median performance of its Universe for the 3- and 5-year periods under review, and lower than the median performance of the Universe for the other periods under review. The Board also noted that the performance of the Ultra Short-Term Income Fund was lower than the median performance of the Universe for most of the periods under review, except for the more recent one-year period. During the one-year period, such Fund's performance was higher than the median performance of the Universe. The Board concluded that Funds Management was responsibly addressing the Ultra Short-Term Income Fund's past underperformance.

The Board received and considered information regarding each Fund's contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an "Expense Group") that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund's Expense Group. The Board noted that the net operating expense ratios of the Funds were in range of or lower than the median net operating expense ratio of each Fund's respective Expense Group.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund's Expense Group median. The Advisory Agreement Rates of the Funds were in range of the median rate of each Fund's Expense Group, except the Investor Class of the Government Securities Fund, Short-Term Bond Fund and Ultra Short-Term Income Fund and Class A of the Short-Term Bond Fund and Ultra Short-Term Income Fund. The Board also noted that the Funds' Net Advisory Rates were in range of or lower than the median rates of each Fund's Expense Group, except for the Investor Class of the Government Securities Fund, High Income Fund and Ultra Short-Term Income Fund and Class A of the Government Securities Fund. The Board concluded that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds' Expense Group information, the net expense ratio commitments and the services covered by the Advisory Agreements.

The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreements.

PROFITABILITY

The Board received and considered a profitability analysis of Funds Management based on the Advisory Agreement Rates and Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses that provide services to the Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable.

                     Wells Fargo Advantage Income Funds 111


Other Information (Unaudited)

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the profitability analysis provided by Funds Management.

ECONOMIES OF SCALE

The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Funds. The Board also considered information provided by Funds Management in separate presentations on advisory fee breakpoints and economies of scale made at the Meeting. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and fee waiver and expense reimbursement arrangements applicable to the Funds.

INFORMATION ABOUT SERVICES AND FEES OFFERED TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to similarly situated series of the Trust, and those offered by Wells Capital Management to other clients. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within an acceptable range of the fee rates offered to similarly situated series of the Trust by Funds Management and to other clients by Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board has reviewed information about the policies of Wells Capital Management in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Board has reviewed information about Funds Management's and Wells Capital Management's methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Funds' shares, including the multiple channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

CONCLUSION

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

                     112 Wells Fargo Advantage Income Funds


                                                           List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG    -- Association of Bay Area Governments
ADR     -- American Depositary Receipt
AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
ARM     -- Adjustable Rate Mortgages
BART    -- Bay Area Rapid Transit
CDA     -- Community Development Authority
CDO     -- Collateralized Debt Obligation
CDSC    -- Contingent Deferred Sales Charge
CGIC    -- Capital Guaranty Insurance Company
CGY     -- Capital Guaranty Corporation
CIFG    -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP     -- Certificate of Participation
CP      -- Commercial Paper
CTF     -- Common Trust Fund
DW&P    -- Department of Water & Power
DWR     -- Department of Water Resources
ECFA    -- Educational & Cultural Facilities Authority
EDFA    -- Economic Development Finance Authority
ETET    -- Eagle Tax-Exempt Trust
ETF     -- Exchange-Traded Fund
FFCB    -- Federal Farm Credit Bank
FGIC    -- Financial Guaranty Insurance Corporation
FHA     -- Federal Housing Authority
FHAG    -- Federal Housing Agency
FHLB    -- Federal Home Loan Bank
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Farm Service Agency
GDR     -- Global Depositary Receipt
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HCFR    -- Healthcare Facilities Revenue
HEFA    -- Health & Educational Facilities Authority
HEFAR   -- Higher Education Facilities Authority Revenue
HFA     -- Housing Finance Authority
HFFA    -- Health Facilities Financing Authority
HUD     -- Housing & Urban Development
IDA     -- Industrial Development Authority
IDAG    -- Industrial Development Agency
IDR     -- Industrial Development Revenue
LIBOR   -- London Interbank Offered Rate
LLC     -- Limited Liability Company
LOC     -- Letter of Credit
LP      -- Limited Partnership
MBIA    -- Municipal Bond Insurance Association
MFHR    -- Multi-Family Housing Revenue
MFMR    -- Multi-Family Mortgage Revenue
MMD     -- Municipal Market Data
MTN     -- Medium Term Note
MUD     -- Municipal Utility District
NATL-RE -- National Public Finance Guarantee Corporation
PCFA    -- Pollution Control Finance Authority
PCR     -- Pollution Control Revenue
PFA     -- Public Finance Authority
PFFA    -- Public Facilities Financing Authority
plc     -- Public Limited Company
PSFG    -- Public School Fund Guaranty
R&D     -- Research & Development
RDA     -- Redevelopment Authority
RDFA    -- Redevelopment Finance Authority
REITS   -- Real Estate Investment Trusts
SFHR    -- Single Family Housing Revenue
SFMR    -- Single Family Mortgage Revenue
SLMA    -- Student Loan Marketing Association
SPDR    -- Standard & Poor's Depositary Receipts
STIT    -- Short-Term Investment Trust
TBA     -- To Be Announced
TRAN    -- Tax Revenue Anticipation Notes
USD     -- Unified School District
XLCA    -- XL Capital Assurance

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

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

(GRAPHIC) REDUCE CLUTTER. SAVE TRESS.

sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

(WELLS FARGO ADVANTAGE FUNDS LOGO)

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

The "Dow Jones Target Date Indexes" are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME"). "Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones Trademark Holdings, LLC., and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

                                                                (GRAPHIC)
NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE  Printed on Recycled paper

(C) 2010 Wells Fargo Funds Management, LLC. All rights reserved.   www.wellsfargo.com/advantagefunds       124149 07-10
                                                                                                       AINL/AR104 05-10

ITEM 2.  CODE OF ETHICS
=======================

As of the end of the period, May 31, 2010, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
=========================================

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
======================

(a) Audit Fees - Provided below are the aggregate fees billed for the fiscal years ended May 31, 2009 and May 31, 2010 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

     For the fiscal years ended May 31, 2009 and May 31, 2010, the Audit Fees were $1,798,020 and $1,901,810, respectively.

(b) Audit-Related Fees - There were no audit-related fees incurred for the fiscal years ended May 31, 2009 and May 31, 2010 for assurance and related services by the principal accountant for the Registrant.

(c) Tax Fees - Provided below are the aggregate fees billed for the fiscal years ended May 31, 2009 and May 31, 2010 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

     For the fiscal years ended May 31, 2009 and May 31, 2010, the Tax Fees were $109,500 and $189,320 respectively. The incurred Tax Fees are comprised of excise tax review services.

     For the fiscal years ended May 31, 2009 and May 31, 2010, the Tax Fees were $182,725 and $177,910 respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d) All Other Fees - There were no other fees incurred for the fiscal years ended May 31, 2009 and May 31, 2010.

(e)(1) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the
Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not Applicable.

(f) Not Applicable.

(g) Provided below are the aggregate non-audit fees billed for the fiscal years ended May 31, 2009 and May 31, 2010, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

     For the fiscal years ended May 31, 2009 and May 31, 2010, the Registrant incurred non-audit fees in the amount of $70,000 and $103,000, respectively. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A.

     For the fiscal years ended May 31, 2009, the Registrant's investment adviser incurred non-audit fees in the amount of $45,000. The non-audit fees for the year ended May 31, 2009 relates to examination of securities pursuant to rule 206 (4)-2 under the Investment Advisors Act of 1940.

     For the fiscal year ended May 31, 2009, the Registrant's investment adviser incurred non-audit fees in the amount of $135,000. The non-audit fees for the year ended May 31, 2009 consist of procedure reviews for pending mergers associated with fund reorganizations.

     For the fiscal year ended May 31, 2010, the Registrant's investment adviser incurred non-audit fees in the amount of $572,300. The non-audit fees for the year ended May 31, 2010 relates to mergers and review of registration statements.

     (h) The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
=============================================
Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS
=================================
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES
===============================================================
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
=============================================================================
Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES
=============================================================================
Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
============================================================
The Governance Committee (the "Committee") of the Board of Trustees of the registrant (the "Trust") has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee's consideration.

The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and
(v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11.  CONTROLS AND PROCEDURES
================================
(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS
=================
(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     Wells Fargo Funds Trust

                                                     By:   /s/ Karla M. Rabusch
                                                           ---------------------
                                                           Karla M. Rabusch
                                                           President

                                                     Date: July 29, 2010

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.



                                                     By:   /s/ Karla M. Rabusch
                                                           ---------------------
                                                           Karla M. Rabusch
                                                           President

                                                     Date: July 29, 2010


                                                     By:   /s/ Kasey L. Phillips
                                                           ---------------------
                                                           Kasey L. Phillips
                                                           Treasurer

                                                     Date: July 29, 2010